                                          FREE WRITING PROSPECTUS
                                          FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-127779

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

  THE INFORMATION IN THIS FREE WRITING PROSPECTUS, DATED DECEMBER 12, 2005,
                   MAY BE AMENDED OR COMPLETED PRIOR TO SALE

                            FREE WRITING PROSPECTUS
              (TO ACCOMPANY PROSPECTUS DATED SEPTEMBER 30, 2005)

                         $2,543,341,000 (APPROXIMATE)
                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.
                                   DEPOSITOR

                             BANK OF AMERICA, N.A.
                                MASTER SERVICER
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

                             ---------------------

----------------------------------

CONSIDER CAREFULLY THE RISK
FACTORS BEGINNING ON PAGE S-23     The Series 2005-6 Commercial Mortgage
IN THIS FREE WRITING PROSPECTUS    Pass-Through Certificates will consist of the
(WHICH IS ALSO REFERRED TO         following classes:
HEREIN AS THIS "PROSPECTUS
SUPPLEMENT") AND PAGE 11 IN         o senior certificates consisting of the
THE ACCOMPANYING PROSPECTUS.          Class A-1, Class A-2, Class A-3, Class
                                      A-SB, Class A-4 and Class XW Certificates;
Neither the certificates nor the
underlying mortgage loans are       o junior certificates consisting of the
insured or guaranteed by any          Class A-M, Class A-J, Class B, Class C,
governmental agency.                  Class D, Class E, Class F, Class G, Class
                                      H, Class J, Class K, Class L, Class M,
The certificates will represent       Class N, Class O, Class P, Class Q and
interests only in the trust and       Class S Certificates;
will not represent interests in or
obligations of Banc of America      o the Class KC-A, Class KC-B, Class KC-C,
Commercial Mortgage Inc. or any of    Class KC-D, Class KC-E and Class KC-F
its affiliates, including Bank of     Certificates;
America Corporation.
                                    o the Class V Certificates, representing
----------------------------------    the right to receive payments of excess
                                      interest received with respect to the ARD
                                      Loans; and

                                    o the residual certificates, consisting of
                                      the Class R-I and Class R-II Certificates.

                                     Only the Class A-1, Class A-2, Class A-3,
                                     Class A-SB, Class A-4, Class A-M, Class
                                     A-J, Class B, Class C, Class D, Class E and
                                     Class F Certificates are offered hereby.

                                     The trust's assets will consist primarily
                                     of 163 mortgage loans and other property
                                     described in this prospectus supplement and
                                     the accompanying prospectus. The mortgage
                                     loans are secured by first liens on
                                     commercial and multifamily properties. This
                                     prospectus supplement more fully describes
                                     the offered certificates, as well as the
                                     characteristics of the mortgage loans and
                                     the related mortgaged properties.

                              ---------------------

     Certain characteristics of the offered certificates include:

-----------------------------------------------------------------------------------------------------------------------------
                                              APPROXIMATE INITIAL
                            CERTIFICATE          PASS-THROUGH          ASSUMED FINAL         RATINGS         RATED FINAL
                           BALANCE AS OF          RATE AS OF            DISTRIBUTION          S&P/           DISTRIBUTION
         CLASS           DELIVERY DATE(1)        DELIVERY DATE            DATE(2)          MOODY'S(3)          DATE(4)
-----------------------------------------------------------------------------------------------------------------------------

 Class A-1 ..........     $  119,000,000%(5)           November 10, 2010        AAA/Aaa     September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------
 Class A-2 ..........     $  206,500,000%(5)           December 10, 2010        AAA/Aaa     September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------
 Class A-3 ..........     $   50,000,000%(5)           February 10, 2013        AAA/Aaa     September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------
 Class A-SB .........     $  189,003,000%(5)             April 10, 2015         AAA/Aaa     September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------
 Class A-4 ..........     $1,355,000,000%(5)           November 10, 2015        AAA/Aaa     September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------
 Class A-M ..........     $  274,214,000%(5)           December 10, 2015        AAA/Aaa     September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------
 Class A-J ..........     $  215,944,000%(5)           December 10, 2015        AAA/Aaa     September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------
 Class B ............     $   27,422,000%(5)           December 10, 2015        AA+/Aa1     September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------
 Class C ............     $   30,849,000%(5)           December 10, 2015        AA/Aa2      September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------
 Class D ............     $   20,566,000%(5)           December 10, 2015        AA-/Aa3     September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------
 Class E ............     $   20,566,000%(5)           December 10, 2015         A+/A1      September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------
 Class F ............     $   34,277,000%(5)           December 10, 2015         A/A2       September 10, 2047
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

(Footnotes to table on page S-5)

     The issuer has filed a registration statement (including a prospectus)
with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                             ---------------------

     With respect to the offered certificates, Banc of America Securities LLC,
Bear, Stearns & Co. Inc. and Barclays Capital Inc. are acting as co-lead managers. Banc of America Securities LLC and Bear, Stearns & Co. Inc. are
acting as joint bookrunners with respect to the Class A-1, Class A-SB, Class B,
Class C and Class D Certificates. Banc of America Securities LLC will be the sole bookrunner for all other classes of the certificates. Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Deutsche Bank
Securities Inc. and Morgan Stanley & Co. Incorporated will purchase the offered certificates from Banc of America Commercial Mortgage Inc. and will offer them to the public at negotiated prices determined at the time of sale. The underwriters expect to deliver the offered certificates to purchasers on or about December [ ], 2005. Banc of America Commercial Mortgage Inc. expects to receive from this offering approximately [ ]% of the initial principal amount of the offered certificates, plus accrued interest from December 1, 2005 before deducting expenses payable by Banc of America Commercial Mortgage Inc.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE OFFERED SECURITIES OR
DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS
TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC   BEAR, STEARNS & CO. INC.  BARCLAYS CAPITAL INC.
                              ---------------------
   DEUTSCHE BANK SECURITIES                                   MORGAN STANLEY
                               December   , 2005

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

          Commercial Mortgage Pass-Through Certificates, Series 2005-6
                      Geographic Overview of Mortgage Pool

WASHINGTON
42 properties
$61,973,772
2.3% of total

OREGON
15 properties
$93,614,569
3.4% of total

NEVADA
15 properties
$107,531,152
3.9% of total

CALIFORNIA
91 properties
$555,850,115
20.3% of total

UTAH
10 properties
$51,128,960
1.9% of total

ARIZONA
24 properties
$107,287,544
3.9% of total

NEBRASKA
2 properties
$345,665
0.0% of total

COLORADO
22 properties
$36,871,977
1.3% of total

MISSOURI
13 properties
$2,226,675
0.1% of total

NEW MEXICO
5 Properties
$9,313,775
0.3% of total

OKLAHOMA
11 properties
$3,422,719
0.1% of total

IOWA
5 properties
$5,983,075
0.2% of total

MINNESOTA
27 properties
$48,937,490
1.8% of total

TEXAS
91 properties
$312,424,982
11.4% of total

WISCONSIN
24 properties
$4,558,858
0.2% of total

KANSAS
9 properties
$20,739,135
0.8% of total

ILLINOIS
70 properties
$23,708,619
0.9% of total

LOUISIANA
7 properties
$13,194,523
0.5% of total

MISSISSIPPI
2 properties
$152,337
0.0% of total

INDIANA
14 properties
$12,132,260
0.4% of total

MICHIGAN
20 properties
$58,878,516
2.1% of total

ALABAMA
10 properties
$25,734,260
0.9% of total

KENTUCKY
4 properties
$3,370,544
0.1% of total

TENNESSEE
26 properties
$99,800,257
3.6% of total

OHIO
41 properties
$24,411,570
0.9% of total

PENNSYLVANIA
40 properties
$69,977,274
2.6% of total

NEW YORK
17 properties
$441,870,496
16.1% of total

GEORGIA
17 properties
$47,601,387
1.7% of total

VERMONT
2 properties
$15,836,220
0.6% of total

NORTH CAROLINA
23 properties
$38,312,152
1.4% of total

NEW HAMPSHIRE
3 properties
$1,005,732
0.0% of total

MARYLAND
18 properties
$6,663,660
0.2% of total

MAINE
1 property
$4,977,204
0.2% of total

DISTRICT OF COLUMBIA
1 property
$67,000,000
2.4% of total

SOUTH CAROLINA
4 properties
$26,824,850
1.0% of total

NEW JERSEY
26 properties
$126,932,424
4.6% of total

VIRGINIA
55 properties
$22,283,343
0.8% of total

MASSACHUSETTS
28 properties
$59,149,625
2.2% of total

CONNECTICUT
12 properties
$13,082,492
0.5% of total

DELAWARE
7 properties
$8,920,829
0.3% of total

RHODE ISLAND
1 property
$4,000,000
0.1% of total

FLORIDA
64 properties
$104,145,221
3.8% of total

MORTGAGED PROPERTIES BY PROPERTY TYPE

    Office                38.6%
    Multifamily           21.9%
    Retail                15.6%
    Hotel                 11.4%
    Other                  5.5%
    Self Storage           3.4%
    Manufactured Housing   1.7%
    Industrial             1.5%
    Mixed Use              0.4%

[ ] < 1.0%
    of Initial Pool Balance

[ ] 1.0% - 5.0%
    of Initial Pool Balance

[ ] 5.1% - 10.0%
    of Initial Pool Balance

[ ] > 10.0%
    of Initial Pool Balance

--------------------------------------------------------------------------------

NOTE REGARDING PIE CHART AND MAP ON OPPOSITE PAGE: NUMBERS MAY NOT TOTAL TO
100% DUE TO ROUNDING.

--------------------------------------------------------------------------------

FOR MORE INFORMATION
Banc of America Commercial Mortgage Inc. has filed with the SEC additional registration materials relating to the certificates. You may read and copy any of these materials at the SEC's Public Reference Room at the following location:

 o   SEC Public Reference Section
     450 Fifth Street, N.W.
     Room 1204
     Washington, D.C. 20549

You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information that has been filed electronically with the SEC. The Internet address is
http://www.sec.gov.

You may also contact Banc of America Commercial Mortgage Inc. in writing at 214
North Tryon Street, Charlotte, North Carolina 28255, or by telephone at (704)
386-8509.

See also the sections captioned "Available Information" and "Incorporation of
Certain Information by Reference" appearing at the end of the accompanying prospectus.

The file number of the registration statement to which this free writing prospectus relates is 333-127779.

--------------------------------------------------------------------------------

IMPORTANT NOTICE ABOUT INFORMATION
  PRESENTED IN THIS FREE WRITING PROSPECTUS

    "Due-on-Sale" and "Due-on-Encumbrance"

  Assignment of the Mortgage Loans; Repurchases and
    Substitutions ............................................ S-104
  Representations and Warranties; Repurchases and

  Servicing and Other Compensation and Payment of

                                      S-3

      Class KC Certificates and the KC Pari Passu

   Subordination; Allocation of Losses and Certain

   Reports to Certificateholders; Certain Available

 ANNEX A1 -- CERTAIN CHARACTERISTICS OF THE
   MORTGAGE LOANS ............................................. A1-1
 ANNEX A2 -- CERTAIN CHARACTERISTICS OF THE
   KINDERCARE MORTGAGE LOAN PROPERTIES ........................ A2-1
 ANNEX B -- CAPITAL IMPROVEMENT,
   REPLACEMENT RESERVE AND ESCROW
   ACCOUNTS; MULTIFAMILY SCHEDULE ............................. B-1
 ANNEX C -- CLASS A-SB PLANNED PRINCIPAL
   BALANCE TABLE .............................................. C-1
 ANNEX D -- AMORTIZATION SCHEDULES OF THE
   KINDERCARE PORTFOLIO PARI PASSU NOTE A-1 ................... D-1
 ANNEX E -- TEN LARGEST MORTGAGE LOAN
   DESCRIPTIONS ............................................... E-1

                                      S-4

          FOOTNOTES TO TABLE ON COVER OF THIS FREE WRITING PROSPECTUS

(1)   Subject to a variance of plus or minus 5%.

(2)   As of the delivery date, the "assumed final distribution date" with respect to any class of offered certificates is the distribution date on which the final distribution would occur for such class of certificates based upon the assumptions, among others, that all payments are made when due and that no mortgage loan is prepaid, in whole or in part, prior to its stated maturity, any mortgage loan with an anticipated repayment date is not prepaid prior to, but is paid in its entirety on, its anticipated repayment date and otherwise based on the maturity assumptions (described in this prospectus supplement), if any. The actual performance and experience of the mortgage loans will likely differ from such assumptions. See "Yield and Maturity Considerations" in this prospectus supplement.

(3)   It is a condition to their issuance that the classes of offered certificates be assigned ratings by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and/or Moody's Investors
      Service, Inc., no lower than those set forth in this prospectus supplement. The ratings on the offered certificates do not represent any assessments of (i) the likelihood or frequency of voluntary or involuntary principal prepayments on the mortgage loans, (ii) the degree to which such prepayments might differ from those originally anticipated,
      (iii) whether and to what extent prepayment premiums or yield maintenance charges will be collected on the mortgage loans in connection with the prepayments or the corresponding effect on yield to investors or (iv)
      whether and to what extent default interest will be received or net aggregate prepayment interest shortfalls will be realized.

(4)   The "rated final distribution date" for each class of offered certificates has been set at the first distribution date that follows five years after the end of the amortization term for the mortgage loan that, as of the cut-off date, has the longest remaining amortization term, irrespective of its scheduled maturity. See "Ratings" in this prospectus supplement.

(5)   The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M,
      Class A-J, Class B, Class C, Class D, Class E and Class F Certificates
      will accrue at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate, (iii) the Weighted Average
      Net Mortgage Rate or (iv) the Weighted Average Net Mortgage Rate less a specified percentage.

                                      S-5

              IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES

     The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus)
and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you;
any "indications of interest" expressed by you, and any "soft circles"
generated by us, will not create binding contractual obligations for you or us.

     Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination
occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

     The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

     The issuer has filed a registration statement (including a prospectus)
with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS FREE WRITING PROSPECTUS
                        AND THE ACCOMPANYING PROSPECTUS

     Information about the offered certificates is contained in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates; and (b) this free writing prospectus (which we also refer to herein as this "prospectus supplement"), which describes the specific terms of the offered certificates. If the terms of the offered certificates vary between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

                                      S-6

     This prospectus supplement begins with several introductory sections describing the Series 2005-6 Certificates and the trust in abbreviated form:

       Executive Summary, which begins on page S-9 of this prospectus supplement and shows certain characteristics of the offered certificates in tabular form;

       Summary of Prospectus Supplement, which begins on page S-11 of this prospectus supplement and gives a brief introduction of the key features of the Series 2005-6 Certificates and a description of the mortgage loans;
    and

       Risk Factors, which begins on page S-23 of this prospectus supplement and describes risks that apply to the Series 2005-6 Certificates which are in addition to those described in the accompanying prospectus with respect to the securities issued by the trust generally.

     This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the accompanying prospectus identify the pages where these sections are located.

     Certain capitalized terms are defined and used in this prospectus supplement and the accompanying prospectus to assist you in understanding the terms of the offered certificates and this offering. The capitalized terms used in this prospectus supplement are defined on the pages indicated under the caption "Glossary of Principal Definitions" beginning on page S-167 of this prospectus supplement. The capitalized terms used in the accompanying prospectus are defined under the caption "Glossary" beginning on page 108 in the accompanying prospectus.

     In this prospectus supplement, "we" refers to the depositor, and "you"
refers to a prospective investor in the offered certificates.

                             ---------------------

     Until March [  ], 2006, all dealers that buy, sell or trade the offered certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the dealers' obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

     If and to the extent required by applicable law or regulation, this prospectus supplement and the accompanying prospectus will be used by each underwriter in connection with offers and sales related to market-making transactions in the offered certificates with respect to which that underwriter is a principal. An underwriter may also act as agent in such transactions. Such sales will be made at negotiated prices at the time of sale.

                             EUROPEAN ECONOMIC AREA

     In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member
State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the
Prospectus Directive, except that it may, with effect from and including the
Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

    (a)        to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

                                      S-7

    (b)        to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a
               total balance sheet of more than |Hn43,000,000 and (3) an annual
               net turnover of more than |Hn50,000,000, as shown in its last
               annual or consolidated accounts; or

    (c)        in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the
               Prospectus Directive.

     For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant
Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the
Prospectus Directive in that Member State and the expression "Prospectus
Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

     Each underwriter has represented and agreed that:

    (a)        it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000
               (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1)
               of the FSMA does not apply to the Depositor; and

    (b)        it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United
               Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

     The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the
Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all
such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not
Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

     Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                      S-8

                               EXECUTIVE SUMMARY

     The following executive summary does not include all relevant information relating to the offered certificates and the mortgage loans. In particular, the executive summary does not address the risks and special considerations involved with an investment in the offered certificates, and prospective investors should carefully review the detailed information appearing elsewhere in this free writing prospectus and in the accompanying prospectus before making any investment decision. The executive summary also describes the certificates that are not offered by this free writing prospectus (other than the Class KC-A, Class KC-B, Class KC-C, Class KC-D, Class KC-E, Class KC-F,
Class V, Class R-I and Class R-II Certificates) which have not been registered under the Securities Act of 1933, as amended, and which will be sold to investors in private transactions. This free writing prospectus is also referred to herein as this "prospectus supplement". Certain capitalized terms used in this executive summary may be defined elsewhere in this prospectus supplement, including in Annex A1 to this prospectus supplement, or in the accompanying prospectus. A "Glossary of Principal Definitions" is included at the end of this prospectus supplement. A "Glossary" is included at the end of the accompanying prospectus. Terms that are used but not defined in this prospectus supplement will have the meanings specified in the accompanying prospectus.

--------------------------------------------------------------------
                                CERTIFICATE        APPROXIMATE
                                 BALANCE OR         PERCENTAGE
              RATINGS             NOTIONAL           OF POOL
  CLASS     S&P/MOODY'S(1)       AMOUNT(2)           BALANCE
--------------------------------------------------------------------

 Offered Certificates
--------------------------------------------------------------------
 A-1          AAA/Aaa        $    119,000,000          4.340%
--------------------------------------------------------------------
 A-2          AAA/Aaa        $    206,500,000          7.531%
--------------------------------------------------------------------
 A-3          AAA/Aaa        $     50,000,000          1.823%
--------------------------------------------------------------------
 A-SB         AAA/Aaa        $    189,003,000          6.893%
--------------------------------------------------------------------
 A-4          AAA/Aaa        $  1,355,000,000         49.414%
--------------------------------------------------------------------
 A-M          AAA/Aaa        $    274,214,000         10.000%
--------------------------------------------------------------------
 A-J          AAA/Aaa        $    215,944,000          7.875%
--------------------------------------------------------------------
 B            AA+/Aa1        $     27,422,000          1.000%
--------------------------------------------------------------------
 C            AA/Aa2         $     30,849,000          1.125%
--------------------------------------------------------------------
 D            AA-/Aa3        $     20,566,000          0.750%
--------------------------------------------------------------------
 E             A+/A1         $     20,566,000          0.750%
--------------------------------------------------------------------
 F             A/A2          $     34,277,000          1.250%
--------------------------------------------------------------------
 Private Certificates -- Not Offered by this Prospectus Supplement(5)
--------------------------------------------------------------------
 G             A-/A3         $     23,994,000          0.875%
--------------------------------------------------------------------
 H           BBB+/Baa1       $     27,421,000          1.000%
--------------------------------------------------------------------
 J           BBB/Baa2        $     30,849,000          1.125%
--------------------------------------------------------------------
 K           BBB-/Baa3       $     27,422,000          1.000%
--------------------------------------------------------------------
 L            BB+/Ba1        $     13,711,000          0.500%
--------------------------------------------------------------------
 M            BB/Ba2         $     17,138,000          0.625%
--------------------------------------------------------------------
 N            BB-/Ba3        $      3,428,000          0.125%
--------------------------------------------------------------------
 O             B+/B1         $      6,855,000          0.250%
--------------------------------------------------------------------
 P             B/B2          $      3,428,000          0.125%
--------------------------------------------------------------------
 Q             B-/B3         $     10,283,000          0.375%
--------------------------------------------------------------------
 S             NR/NR         $     34,277,258          1.250%
--------------------------------------------------------------------
 XW           AAA/Aaa        $  2,742,147,258(6)       N/A
--------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                APPROXIMATE
                                           INITIAL PASS-THROUGH    WEIGHTED
          APPROXIMATE                             RATE AS           AVERAGE     PRINCIPAL
             CREDIT                             OF DELIVERY          LIFE        WINDOW
  CLASS     SUPPORT         RATE TYPE              DATE           (YEARS)(3)   (MONTHS)(3)
-------------------------------------------------------------------------------------------------

 Offered Certificates
-------------------------------------------------------------------------------------------------
 A-1         30.000%        Fixed(4)                %(4)             3.03        1 -- 59
-------------------------------------------------------------------------------------------------
 A-2         30.000%        Fixed(4)                %(4)             4.89       59 -- 60
-------------------------------------------------------------------------------------------------
 A-3         30.000%        Fixed(4)                %(4)             6.80       79 -- 86
-------------------------------------------------------------------------------------------------
 A-SB        30.000%        Fixed(4)                %(4)             7.46       60 -- 112
-------------------------------------------------------------------------------------------------
 A-4         30.000%        Fixed(4)                %(4)             9.70      112 -- 119
-------------------------------------------------------------------------------------------------
 A-M         20.000%        Fixed(4)                %(4)             9.89      119 -- 120
-------------------------------------------------------------------------------------------------
 A-J         12.125%        Fixed(4)                %(4)             9.95      120 -- 120
-------------------------------------------------------------------------------------------------
 B           11.125%        Fixed(4)                %(4)             9.95      120 -- 120
-------------------------------------------------------------------------------------------------
 C           10.000%        Fixed(4)                %(4)             9.95      120 -- 120
-------------------------------------------------------------------------------------------------
 D            9.250%        Fixed(4)                %(4)             9.95      120 -- 120
-------------------------------------------------------------------------------------------------
 E            8.500%        Fixed(4)                %(4)             9.95      120 -- 120
-------------------------------------------------------------------------------------------------
 F            7.250%        Fixed(4)                %(4)             9.95      120 -- 120
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 G            6.375%        Fixed(4)                %(4)             9.95      120 -- 120
-------------------------------------------------------------------------------------------------
 H            5.375%        Fixed(4)                %(4)             9.95      120 -- 120
-------------------------------------------------------------------------------------------------
 J            4.250%        Fixed(4)                %(4)             9.95      120 -- 120
-------------------------------------------------------------------------------------------------
 K            3.250%        Fixed(4)                %(4)             9.99      120 -- 121
-------------------------------------------------------------------------------------------------
 L            2.750%        Fixed(4)                %(4)            10.03      121 -- 121
-------------------------------------------------------------------------------------------------
 M            2.125%        Fixed(4)                %(4)            10.03      121 -- 121
-------------------------------------------------------------------------------------------------
 N            2.000%        Fixed(4)                %(4)            10.03      121 -- 121
-------------------------------------------------------------------------------------------------
 O            1.750%        Fixed(4)                %(4)            10.03      121 -- 121
-------------------------------------------------------------------------------------------------
 P            1.625%        Fixed(4)                %(4)            10.03      121 -- 121
-------------------------------------------------------------------------------------------------
 Q            1.250%        Fixed(4)                %(4)            10.03      121 -- 121
-------------------------------------------------------------------------------------------------
 S            0.000%        Fixed(4)                %(4)            12.87      121 -- 180
-------------------------------------------------------------------------------------------------
 XW           N/A       Variable Rate(6)            %(6)                (6)       N/A
-------------------------------------------------------------------------------------------------

(1)   Ratings shown are those of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc.,
      respectively.

(2)   As of the delivery date. Subject to a variance of plus or minus 5%.

(3)   Based on the maturity assumptions (as defined under "Yield and Maturity
      Considerations" in this prospectus supplement). As of the delivery date, calculations for the certificates assume no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the mortgage loans with anticipated repayment dates, the related anticipated repayment date).

(4)   The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M,
      Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
      Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q
      and Class S Certificates will accrue at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate,
      (iii) the Weighted Average Net Mortgage Rate or (iv) the Weighted Average
      Net Mortgage Rate less a specified percentage.

(5)   Not offered by this prospectus supplement. Any information we provide in this prospectus supplement regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(6)   The Class XW Certificates are not offered by this prospectus supplement.
      Any information we provide in this prospectus supplement regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates. The Class XW Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the
      Class XW Certificates, as described in this prospectus supplement. The interest rate applicable to the Class XW Certificates for each distribution date will be as described in this prospectus supplement. See
      "Description of the Certificates--Pass-Through Rates" in this prospectus supplement.

     The Class KC, Class V, Class R-I and Class R-II are not offered by this prospectus supplement and are not represented in the table on page S-9 of this prospectus supplement.

                                      S-9

     Below is certain information regarding the mortgage loans and the mortgaged properties in the entire mortgage pool as of the cut-off date. The balances and other numerical information used to calculate various ratios with respect to component mortgage loans, split loan structures and certain other mortgage loans are explained in this prospectus supplement under "Glossary of
Principal Definitions". Further information regarding such mortgage loans, the other mortgage loans in the mortgage pool and the related mortgaged properties is described under "Description of the Mortgage Pool" in this prospectus supplement and in Annex A1 and Annex B to this prospectus supplement.

                         MORTGAGE POOL CHARACTERISTICS

                                                                                               MORTGAGE POOL
CHARACTERISTICS                                                                                (APPROXIMATE)
---------------                                                               ------------------------------

Initial principal balance(1) ................................................                 $2,742,147,258
Number of mortgage loans ....................................................                            163
Number of mortgaged properties ..............................................                            919
Number of balloon mortgage loans ............................................                             81
Number of partial interest only, balloon mortgage loans .....................                             63
Number of interest only mortgage loans ......................................                             15
Number of partial interest only, anticipated repayment date mortgage loans ..                              1
Number of anticipated repayment date mortgage loans .........................                              1
Number of interest only anticipated repayment date mortgage loans ...........                              1
Number of fully amortizing loans ............................................                              1
Average cut-off date balance ................................................                    $16,822,989
Range of cut-off date balances ..............................................      $1,015,277 - $260,000,000
Weighted average mortgage rate ..............................................                         5.227%
Weighted average remaining lock-out period ..................................                             94
Weighted average remaining term to maturity(2) ..............................                            113
Weighted average underwritten debt service coverage ratio ...................                          1.73x
Weighted average cut-off date loan-to-value ratio ...........................                          63.3%
Weighted average balloon loan-to-value ratio(2)(3) ..........................                          56.6%

---------
(1)   Subject to a variance of plus or minus 5.0%.

(2)   In the case of the mortgage loans that have an anticipated repayment date, the maturity is based on the related anticipated repayment date.

(3)   Excludes fully amortizing loan.

                                      S-10

                       SUMMARY OF PROSPECTUS SUPPLEMENT

     This summary highlights selected information from this prospectus supplement. Because it is a summary, it does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF
THE TERMS OF THE OFFERING OF THE OFFERED CERTIFICATES, YOU SHOULD READ THIS
ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY.

                          RELEVANT PARTIES AND DATES
                          --------------------------

DEPOSITOR
---------

     Banc of America Commercial Mortgage Inc., a Delaware corporation. The depositor is a subsidiary of Bank of America, N.A. The depositor maintains its principal office at 214 North Tryon Street, NC1-027-22-03, Charlotte, North
Carolina 28255. See "The Depositor" in the accompanying prospectus. Neither the depositor nor any of its affiliates has insured or guaranteed the offered certificates.

TRUSTEE
-------

     LaSalle Bank National Association, a national banking association. The trustee will also act as REMIC administrator. See "The Trustee" in this prospectus supplement.

MASTER SERVICER
---------------

     Bank of America, N.A., a national banking association. The master servicer will be responsible for the master servicing of all of the mortgage loans pursuant to the terms of the pooling and servicing agreement. See "Servicing of the Mortgage Loans--The Master Servicer" in this prospectus supplement.

SPECIAL SERVICER
----------------

     LNR Partners, Inc., a Florida corporation. See "Servicing of the Mortgage
Loans--The Special Servicer" in this prospectus supplement. The special servicer will be responsible for the special servicing of all of the mortgage loans pursuant to the terms of the pooling and servicing agreement. See
"Servicing of the Mortgage Loans--The Special Servicer" in this prospectus supplement.

MORTGAGE LOAN SELLERS
---------------------

     Bank of America, N.A., a national banking association, is the parent of
Banc of America Commercial Mortgage Inc. and a wholly-owned subsidiary of NB
Holdings Corporation, which in turn is a wholly-owned subsidiary of Bank of
America Corporation. Bank of America, N.A. maintains its principal office at
Bank of America Corporate Center, 100 North Tryon Street Charlotte, North
Carolina 28255. See "Description of the Mortgage Pool--The Mortgage Loan
Sellers" in this prospectus supplement.

     Barclays Capital Real Estate Inc., a Delaware corporation, is an indirect wholly-owned subsidiary of Barclays Bank PLC and an affiliate of Barclays
Capital Inc., one of the underwriters. Barclays Capital Real Estate Inc.
maintains its principal office at 200 Park Avenue, New York, New York 10166.
See "Description of the Mortgage Pool--The Mortgage Loan Sellers" in this prospectus supplement.

     Bear Stearns Commercial Mortgage, Inc., a New York corporation, is a wholly-owned subsidiary of Bear Stearns Mortgage Capital Corporation and an
affiliate of Bear, Stearns & Co. Inc., one of the underwriters. Bear Stearns
Commercial Mortgage, Inc. maintains its principal office at 383 Madison Avenue,
New York, New York 10179. See "Description of the Mortgage Pool--The Mortgage
Loan Sellers" in this prospectus supplement.

                                      S-11

                                                    NUMBER OF       AGGREGATE        % OF INITIAL
                                                    MORTGAGE       CUT-OFF DATE          POOL
              MORTGAGE LOAN SELLER                    LOANS          BALANCE            BALANCE
------------------------------------------------   ----------   -----------------   --------------

Bank of America, N.A. ..........................       138       $2,254,862,966           82.2%
Barclays Capital Real Estate Inc. ..............        18          293,977,678           10.7
Bear Stearns Commercial Mortgage, Inc. .........         7          193,306,614            7.0
                                                       ---       --------------          -----
TOTAL ..........................................       163       $2,742,147,258          100.0%
                                                       ===       ==============          =====

CUT-OFF DATE
------------

     December 1, 2005.

DELIVERY DATE
-------------

     On or about December [  ], 2005.

RECORD DATE
-----------

     With respect to each class of offered certificates and each distribution date, the last business day of the calendar month immediately preceding the month in which such distribution date occurs.

DISTRIBUTION DATE
-----------------

     The 10th day of each month or, if any such 10th day is not a business day, the next succeeding business day. The first distribution date with respect to the offered certificates will occur in January 2006.

DETERMINATION DATE
------------------

     The earlier of (i) the sixth day of the month in which the related distribution date occurs, or if such sixth day is not a business day, then the immediately preceding business day, and (ii) the fourth business day prior to the related distribution date.

COLLECTION PERIOD
-----------------

     With respect to any distribution date, the period that begins immediately following the determination date in the calendar month preceding the month in which such distribution date occurs and ends on and includes the determination date in the calendar month in which such distribution date occurs. The first collection period applicable to the offered certificates will begin immediately following the cut-off date and end on the determination date in January 2006.

                                MORTGAGE LOANS
                                --------------

THE MORTGAGE POOL
-----------------

     The pool of mortgage loans consists of 163 mortgage loans secured by first liens on 919 commercial and multifamily properties. Eighty-five of the mortgage loans were (a) originated by Bank of America, N.A. or its conduit participants or (b) acquired by Bank of America, N.A. from various third party originators
(other than Bridger). Fifty-three mortgage loans were acquired by Bank of
America, N.A. from Bridger. Eighteen of the mortgage loans were originated by
Barclays Capital Real Estate Inc. Seven of the mortgage loans were originated by Bear Stearns Commercial Mortgage, Inc. The mortgage loans in the entire mortgage pool have an aggregate cut-off date balance of approximately
$2,742,147,258 which is referred to as the initial pool balance, subject to a variance of plus or minus 5%.

     One mortgage loan referred to as the 277 Park Avenue Whole Loan is evidenced by a split loan structure comprised of two pari passu notes referred to as the 277 Park Avenue Pari Passu Note A-1 and the 277 Park Avenue Pari
Passu Note A-2. Only the 277 Park Avenue Pari Passu Note A-1 is included in

                                      S-12

the trust fund. The aggregate principal balances as of the cut-off date of the
277 Park Avenue Pari Passu Note A-1 and the 277 Park Avenue Pari Passu Note A-2
are $260,000,000 and $240,000,000, respectively. Unless otherwise stated, all references to the principal balance and the related information (including cut-off date balances) of the 277 Park Avenue Pari Passu Note A-1 Mortgage Loan
are references only to the 277 Park Avenue Pari Passu Note A-1 Mortgage Loan
(and exclude the 277 Park Avenue Pari Passu Note A-2).

     One mortgage loan referred to as the KinderCare Portfolio Whole Loan is evidenced by a split loan structure comprised of three pari passu notes referred to as the KinderCare Portfolio Pari Passu Note A-1, the KinderCare
Portfolio Pari Passu Note A-2 and the KinderCare Portfolio Pari Passu Note A-3.
Only the KinderCare Portfolio Pari Passu Note A-1, which is sometimes referred to as the KC Pari Passu Note A-1 Component Mortgage Loan, is included in the trust fund. The aggregate principal balances as of the cut-off date of the
KinderCare Portfolio Pari Passu Note A-1, the KinderCare Portfolio Pari Passu
Note A-2 and the KinderCare Portfolio Pari Passu Note A-3 are $350,000,000,
$150,000,000 and $150,000,000, respectively. The KC Pari Passu Note A-1
Component Mortgage Loan is further divided into one senior component having a principal balance as of the cut-off date of $150,000,000 (5.5% of the initial pool balance) and six subordinate components having an aggregate principal balance as of the cut-off date of $200,000,000 (which is subordinate to such senior component, the KinderCare Portfolio Pari Passu Note A-2 and the
KinderCare Portfolio Pari Passu Note A-3). The subordinate components are also included in the trust fund, but do not back any of the offered certificates. As described in this prospectus supplement, pursuant to an intercreditor agreement, a portion of the principal balance of the KinderCare Portfolio Pari
Passu Note A-1 corresponding to the subordinate components has been subordinated to the KinderCare Portfolio Pari Passu Note A-2, the KinderCare
Portfolio Pari Passu Note A-3 and the remaining senior portion (corresponding to the senior component) of the KinderCare Portfolio Pari Passu Note A-1.
Unless otherwise stated, all references to the principal balance and the related information (including cut-off date balances) of the KC Pari Passu Note
A-1 Component Mortgage Loan are references to the senior component only of the
KC Pari Passu Note A-1 Component Mortgage Loan (and exclude the KinderCare
Portfolio Pari Passu Note A-2, the KinderCare Portfolio Pari Passu Note A-3 and
the KC Pari Passu Note A-1 Component Mortgage Loan subordinate components). See
"Description of the Mortgage Pool--KinderCare Portfolio Whole Loan" in this prospectus supplement.

     All numerical information provided in this prospectus supplement with respect to the mortgage loans is provided on an approximate basis. The principal balance of each mortgage loan as of the cut-off date assumes the timely receipt of all principal scheduled to be paid on or before the cut-off date and assumes no defaults, delinquencies or prepayments on any mortgage loan on or before the cut-off date. All percentages of the mortgage pool, or of any specified sub-group thereof, referred to in this prospectus supplement without further description are approximate percentages by aggregate cut-off date balance. The sum of the numerical data in any column of any table presented in this prospectus supplement may not equal the indicated total due to rounding.
See "Description of the Mortgage Pool--Changes in Mortgage Pool
Characteristics" in this prospectus supplement. See also the "Glossary of
Principal Definitions" in this prospectus supplement for definitions and other information relating to loan-to-value and debt service coverage ratios and other calculations presented in this prospectus supplement. When information presented in this prospectus supplement, with respect to the mortgaged properties, is expressed as a percentage of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, the percentages are based on an allocated loan amount that has been assigned to the related mortgaged properties based upon one or more of the related appraised values, the relative underwritten net cash flow or prior allocations reflected in the related mortgage loan documents as set forth in Annex A1 to this prospectus supplement.

     The cut-off date balance of each mortgage loan is the unpaid principal balance thereof as of the cut-off date, after application of all payments of principal due on or before such date, whether or not received. The cut-off date balances of the mortgage loans in the entire mortgage pool range from
$1,015,277 to $260,000,000, and the average cut-off date balance is
$16,822,989.

                                      S-13

     As of the cut-off date, the mortgage loans had the following additional characteristics. Further information regarding such mortgage loans, the other mortgage loans in the mortgage pool and the related mortgaged properties is described under "Description of the Mortgage Pool" in this prospectus supplement and in Annex A1 to this prospectus supplement.

                     SELECTED MORTGAGE LOAN CHARACTERISTICS
                     --------------------------------------

                                                                               MORTGAGE POOL
                                                                            --------------------

Range of per annum mortgage rates .......................................   4.647% to 6.440%
Weighted average per annum mortgage rate ................................         5.227%
Range of remaining terms to stated maturity (months) (1) ................       54 to 180
Weighted average remaining term to stated maturity (months)(1) ..........          113
Range of remaining amortization terms (months)(2)(3) ....................      178 to 379
Weighted average remaining amortization term (months)(2)(3) .............          350
Range of cut-off date loan-to-value ratios ..............................     39.7% to 80.0%
Weighted average cut-off date loan-to-value ratio .......................         63.3%
Range of maturity date loan-to-value ratios(1) ..........................     27.5% to 78.8%
Weighted average maturity date loan-to-value ratio(1)(4) ................         56.6%
Range of underwritten debt service coverage ratios ......................      1.12x to 3.27x
Weighted average underwritten debt service coverage ratio ...............         1.73x

----------
(1)   In the case of the mortgage loans that have an anticipated repayment date, the maturity is based on the related anticipated repayment date.

(2)   Excludes mortgage loans that are interest only until maturity or until the anticipated repayment date.

(3)   Excludes mortgage loans that have planned amortization.

(4)   Excludes mortgage loans that are fully amortizing.

     Set forth below are the number of mortgaged properties, and the approximate percentage of the initial pool balance secured by such mortgaged properties, located in the states with concentrations over 5.0% of the initial pool balance:

                          GEOGRAPHIC CONCENTRATION(1)
                          ---------------------------

                              NUMBER OF       AGGREGATE          % OF
                              MORTGAGED     CUT-OFF DATE     INITIAL POOL
LOCATION                     PROPERTIES        BALANCE         BALANCE
-------------------------   ------------   --------------   -------------

California ..............        91        $555,850,115          20.3%
 Southern(2) ............        57        $494,838,200          18.0%
 Northern(2) ............        34        $ 61,011,915           2.2%
New York ................        17        $441,870,496          16.1%
Texas ...................        91        $312,424,982          11.4%

----------
(1)   Because this table represents information relating to the mortgaged properties and not the mortgage loans, the information for mortgage loans secured by more than one mortgaged property is based on allocated loan amounts (generally allocating the mortgage loan principal amount to each of those mortgaged properties by appraised values of the mortgaged properties if not otherwise specified in the related note or loan agreement). Those amounts are set forth in Annex A to this prospectus supplement.

(2)   Northern California mortgaged properties have a zip code greater than or equal to 93600. Southern California mortgaged properties have a zip code less than 93600.

     The remaining mortgaged properties are located throughout 38 other states and the District of Columbia, with no more than 4.6% of the initial pool balance secured by mortgaged properties located in any such other jurisdiction.

     Set forth below are the number of mortgaged properties, and the approximate percentage of the initial pool balance secured by such mortgaged properties, operated for each indicated purpose:

                                      S-14

                                PROPERTY TYPE(1)
                                ----------------

                                        NUMBER OF        AGGREGATE            % OF
                                        MORTGAGED       CUT-OFF DATE      INITIAL POOL
PROPERTY TYPE                          PROPERTIES         BALANCE           BALANCE
-----------------------------------   ------------   -----------------   -------------

Office ............................         44        $1,057,956,875          38.6%
Multifamily .......................         41           599,694,653          21.9
Retail ............................         41           427,944,722          15.6
 Anchored .........................         23           362,164,980          13.2
 Unanchored .......................         14            50,467,757           1.8
 Shadow Anchored ..................          4            15,311,986           0.6
Hotel .............................         49           312,031,131          11.4
Other(2) ..........................        713           150,000,000           5.5
Self Storage ......................         19            93,865,850           3.4
Manufactured Housing ..............          2            46,250,000           1.7
Industrial ........................          7            42,407,182           1.5
Mixed Use .........................          3            11,996,845           0.4
                                           ---        --------------         -----
TOTAL/WEIGHTED AVERAGE ............        919        $2,742,147,258         100.0%
                                           ===        ==============         =====

----------
(1)   Because this table represents information relating to the mortgaged properties and not the mortgage loans, the information for mortgage loans secured by more than one mortgaged property is based on allocated loan amounts (generally allocating the mortgage loan principal amount to each of those mortgaged properties by appraised values of the mortgaged properties if not otherwise specified in the related note or loan agreement). Those amounts are set forth in Annex A1 to this prospectus supplement.

(2)   "Other" represents Child Development Centers.

     FOR MORE DETAILED STATISTICAL INFORMATION REGARDING THE MORTGAGE POOL, SEE
ANNEX A1 TO THIS PROSPECTUS SUPPLEMENT.

     On or before the delivery date, each mortgage loan seller will transfer all of its mortgage loans, without recourse, to the depositor, or at the direction of the depositor to the trustee for the benefit of holders of the certificates. In connection with such transfer, each mortgage loan seller will make certain representations and warranties regarding the characteristics of the mortgage loans transferred by it. As described in more detail later in this prospectus supplement, each mortgage loan seller will be obligated to cure any material breach of any such representation or warranty made by it or either repurchase the affected mortgage loan or, in the period and manner described in this prospectus supplement, substitute a qualified substitute mortgage loan for the affected mortgage loan and pay any substitution shortfall amount. See
"Description of the Mortgage Pool--Assignment of the Mortgage Loans;
Repurchases and Substitution" and "--Representations and Warranties;
Repurchases and Substitutions" in this prospectus supplement.

     Each mortgage loan seller will sell each of its respective mortgage loans without recourse and has no obligations with respect to the offered certificates other than pursuant to its representations and warranties and repurchase or substitution obligations. The depositor has made no representations or warranties with respect to the mortgage loans and will have no obligation to repurchase or replace mortgage loans with deficient documentation or which are otherwise defective. See "Description of the
Mortgage Pool" and "Risk Factors--Risks Related to the Mortgage Loans" in this prospectus supplement and "Description of the Trust Funds" and "Certain Legal
Aspects of Mortgage Loans" in the accompanying prospectus.

     The master servicer and, if circumstances require, the special servicer, will service and administer the mortgage loans pursuant to the pooling and servicing agreement among the depositor, the master servicer, the special servicer, the trustee and the REMIC administrator. See "Servicing of the
Mortgage Loans" in this prospectus supplement and "The Pooling and Servicing
Agreements" in the accompanying prospectus. The compensation to be received by the master servicer (including certain master servicing fees) and the special servicer (including special servicing fees, liquidation fees and workout fees)
for their

                                      S-15

services is described under "Servicing of the Mortgage Loans--Servicing and
Other Compensation and Payment of Expenses" in this prospectus supplement.

                              OFFERED SECURITIES
                              ------------------

THE OFFERED CERTIFICATES; CERTIFICATE BALANCES AND PASS-THROUGH RATES
---------------------------------------------------------------------

     The offered certificates consist of 12 classes of the depositor's
Commercial Mortgage Pass-Through Certificates as part of Series 2005-6, namely the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M, Class
A-J, Class B, Class C, Class D, Class E and Class F Certificates. As of the
delivery date, your certificates will have the approximate aggregate principal amount or notional amount indicated in the chart on the cover of this prospectus supplement, subject to a variance of plus or minus 5%, and will accrue interest at an annual rate referred to as a pass-through rate indicated
in the chart on the cover of this prospectus supplement and the accompanying footnotes. Interest on the offered certificates will be calculated based on a
360-day year consisting of twelve 30-day months, or a 30/360 basis.

     Series 2005-6 consists of a total of 33 classes of certificates, the following 21 of which are not being offered through this prospectus supplement and the accompanying prospectus: Class XW, Class G, Class H, Class J, Class K,
Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class KC-A,
Class KC-B, Class KC-C, Class KC-D, Class KC-E, Class KC-F, Class V, Class R-I
and Class R-II Certificates. The Class A-1, Class A-2, Class A-3, Class A-SB,
Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F,
Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class
P, Class Q and Class S Certificates are referred to in this prospectus supplement as the "Sequential Pay Certificates". The pass-through rates applicable to each of the Class XW, Class G, Class H, Class J, Class K, Class
L, Class M, Class N, Class O, Class P, Class Q and Class S Certificates for
each distribution date are set forth on page S-9 of this prospectus supplement.
The pass-through rates applicable to each of the Class KC-A, Class KC-B, Class
KC-C, Class KC-D, Class KC-E and Class KC-F Certificates for each distribution date are set forth in the pooling and servicing agreement. The Class KC-A,
Class KC-B, Class KC-C, Class KC-D, Class KC-E and Class KC-F Certificates are
referred to in this prospectus supplement as the "Class KC Certificates". The
Class V, Class R-I and Class R-II Certificates will not have a certificate balance, a notional amount or a pass-through rate.

CLASS XW CERTIFICATES
---------------------

Notional Amount

     The Class XW Certificates will not have a certificate balance. For purposes of calculating the amount of accrued interest, however, the Class XW
Certificates will have a notional amount.

     The notional amount of the Class XW Certificates will equal the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-SB, Class
A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P,
Class Q and Class S Certificates outstanding from time to time. The initial notional amount of the Class XW Certificates will be approximately
$2,742,147,258, although it may be as much as 5% larger or smaller.

     FOR A MORE DETAILED DISCUSSION OF THE NOTIONAL AMOUNT OF THE CLASS XW
CERTIFICATES, SEE "DESCRIPTION OF THE CERTIFICATES--CERTIFICATE BALANCES AND
NOTIONAL AMOUNT" IN THIS PROSPECTUS SUPPLEMENT.

Pass-Through Rate

     The pass-through rate applicable to the Class XW Certificates for the initial distribution date will equal approximately [ ]% per annum. The pass-through rate for the Class XW Certificates, for each distribution date subsequent to the initial distribution date will, in general, equal the excess, if any, of (1) the weighted average net mortgage rate, over (2) the weighted average of the pass-through rates applicable to all the classes of Sequential
Pay Certificates.

                                      S-16

     FOR A MORE DETAILED DISCUSSION OF THE RATE APPLICABLE TO THE CLASS XW
CERTIFICATES, SEE "DESCRIPTION OF THE CERTIFICATES--CERTIFICATE BALANCES AND
NOTIONAL AMOUNT" IN THIS PROSPECTUS SUPPLEMENT.

DISTRIBUTIONS

     The total of all payments or other collections (or advances in lieu thereof) on or in respect of the mortgage loans (but excluding prepayment premiums, yield maintenance charges and excess interest, each as described in this prospectus supplement) that are available for distributions of interest on and principal of the certificates on any distribution date is referred to in this prospectus supplement as the available distribution amount for such date.
See "Description of the Certificates--Distributions--The Available Distribution
Amount" in this prospectus supplement. On each distribution date, the trustee will apply the available distribution amount for such date for the following purposes and in the following order of priority:

 A. Amount and Order of Distributions

     First, to the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4 and
Class XW Certificates: To pay interest, concurrently, on the Class A-1, Class
A-2, Class A-3, Class A-SB, Class A-4 and Class XW Certificates pro rata, in accordance with their interest entitlements.

     Second, to the Class A-1, Class A-2, Class A-3, Class A-SB and Class A-4
Certificates: To the extent of amounts then required to be distributed as principal, (i) first, to the Class A-SB Certificates, available principal until the principal balance of the Class A-SB Certificates is reduced to the planned principal balance set forth in the table on Annex C to this prospectus supplement; (ii) then, to the Class A-1 Certificates, available principal remaining after the above distribution in respect of principal to the Class
A-SB Certificates has been made, until the principal balance of the Class A-1
Certificates is reduced to zero; (iii) then, to the Class A-2 Certificates, available principal remaining after the above distributions in respect of principal to the Class A-1 and Class A-SB Certificates have been made, until the principal balance of the Class A-2 Certificates is reduced to zero; (iv)
then, to the Class A-3 Certificates, available principal remaining after the above distributions in respect of principal to the Class A-1, Class A-2 and
Class A-SB Certificates have been made, until the principal balance of the
Class A-3 Certificates is reduced to zero; (v)  then, to the Class A-SB
Certificates, available principal remaining after the above distributions in respect of principal to the Class A-1, Class A-2, Class A-3 and Class A-SB
Certificates have been made, until the principal balance of the Class A-SB
Certificates is reduced to zero and (vi) then, to the Class A-4 Certificates, available principal remaining after the above distributions in respect of principal to the Class A-1, Class A-2, Class A-3 and Class A-SB Certificates
have been made, until the principal balance of the Class A-4 Certificates is reduced to zero.

     Third, to the Class A-1, Class A-2, Class A-3, Class A-SB and Class A-4
Certificates: To reimburse the Class A-1, Class A-2, Class A-3, Class A-SB and
Class A-4 Certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes.

     Fourth, to the Class A-M Certificates: To the Class A-M Certificates as
follows: (a) interest on the Class A-M Certificates in the amount of its interest entitlement; (b) to the extent of funds available for principal, to principal on the Class A-M Certificates until reduced to zero; and (c) to reimburse the Class A-M Certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class.

     Fifth, to the Class A-J Certificates: To the Class A-J Certificates as
follows: (a) interest on the Class A-J Certificates in the amount of its interest entitlement; (b) to the extent of funds available for principal, to principal on the Class A-J Certificates until reduced to zero; and (c) to reimburse the Class A-J Certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class.

     Sixth, to the Class B Certificates: To the Class B Certificates in a
manner analogous to the Class A-J Certificates allocations of the fifth step.

     Seventh, to the Class C Certificates: To the Class C Certificates in a
manner analogous to the Class A-J Certificates allocations of the fifth step.

                                      S-17

     Eighth, to the Class D Certificates: To the Class D Certificates in a
manner analogous to the Class A-J Certificates allocations of the fifth step.

     Ninth, to the Class E Certificates: To the Class E Certificates in a
manner analogous to the Class A-J Certificates allocations of the fifth step.

     Tenth, to the Class F Certificates: To the Class F Certificates in a
manner analogous to the Class A-J Certificates allocations of the fifth step.

     Finally, to the Private Certificates: To the Private Certificates (other than the Class XW, Class KC, Class V, Class R-I and Class R-II Certificates) in
the amounts and order of priority provided for in the pooling and servicing agreement.

     The distributions referred to in priority Second above will be made, pro rata, among the Class A-1, Class A-2, Class A-3, Class A-SB and Class A-4
Certificates if and when the certificate balances of all other certificates having certificate balances have been reduced to zero and in any event on the final distribution date as described under "Description of the
Certificates--Distributions--The Available Distribution Amount" in this prospectus supplement.

 B. Interest and Principal Entitlements

     A description of each class's interest entitlement can be found in
"Description of the Certificates--Distributions--Distributable Certificate
Interest" in this prospectus supplement. As described in such section, there are circumstances in which your interest entitlement for a distribution date could be less than one full month's interest at the pass-through rate on your certificate's principal amount.

     The amount of principal required to be distributed to the classes entitled to principal on a particular distribution date also can be found in
"Description of the Certificates--Distributions--Principal Distribution Amount"
in this prospectus supplement.

 C. Prepayment Premiums

     The manner in which any prepayment premiums and yield maintenance charges received during a particular collection period will be allocated to one or more of the classes of offered certificates is described in "Description of the
Certificates--Distributions--Distributions of Prepayment Premiums" in this prospectus supplement.

                                      S-18

SUBORDINATION

 A. General

     The chart below describes the manner in which the rights of various classes will be senior to the rights of other classes. Entitlement to receive principal and interest on any distribution date is depicted in descending order. The manner in which mortgage loan losses are allocated is depicted in ascending order; provided that mortgage loan losses will not be allocated to the Class KC Certificates (other than mortgage loan losses on the KC Pari Passu
Note A-1 Component Mortgage Loan), Class V, Class R-I or Class R-II
Certificates. Mortgage loan losses that are realized on the KC Pari Passu Note
A-1 Component Mortgage Loan will be allocated to the Class KC Certificates before being allocated to any other class of Certificates. No principal payments or loan losses will be allocated to the Class V or Class XW
Certificates. However, the notional amount of the Class XW Certificates (which is used to calculate interest due on the Class XW Certificates) will effectively be reduced by the allocation of principal payments and loan losses to the other classes of certificates, the principal balances of which correspond to the notional amount of the Class XW Certificates.

           ----------------------------------------------------------

                CLASS A-1 CERTIFICATES, CLASS A-2 CERTIFICATES,
              CLASS A-3 CERTIFICATES, CLASS A-SB CERTIFICATES(1),
              CLASS A-4 CERTIFICATES AND CLASS XW CERTIFICATES(2)

           ----------------------------------------------------------

           ----------------------------------------------------------

                             CLASS A-M CERTIFICATES

           ----------------------------------------------------------

           ----------------------------------------------------------

                             CLASS A-J CERTIFICATES

           ----------------------------------------------------------

           ----------------------------------------------------------

                              CLASS B CERTIFICATES

           ----------------------------------------------------------

           ----------------------------------------------------------

                              CLASS C CERTIFICATES

           ----------------------------------------------------------

           ----------------------------------------------------------

                              CLASS D CERTIFICATES

           ----------------------------------------------------------

           ----------------------------------------------------------

                              CLASS E CERTIFICATES

           ----------------------------------------------------------

           ----------------------------------------------------------

                              CLASS F CERTIFICATES

           ----------------------------------------------------------

           ----------------------------------------------------------

                            PRIVATE CERTIFICATES(3)
                                (OTHER THAN THE
                             CLASS XW CERTIFICATES)

           ----------------------------------------------------------

    (1)  The Class A-SB Certificates have a certain priority with respect to being paid down to their planned principal balance on any distribution date as described in this prospectus supplement.

    (2)  The Class XW Certificates will be senior only with respect to payments of interest and will not be entitled to receive any payments in respect of principal.

    (3)  Each class of the Class KC Certificates will be subordinate to the offered certificates only with respect to payments and other collections received on the KC Pari Passu Note A-1 Component Mortgage
         Loan (and each class of the Class KC Certificates will also be subordinate to the KinderCare Pari Passu Note A-2 and the KinderCare
         Pari Passu Note A-3).

     No other form of credit enhancement will be available for the benefit of the holders of the offered certificates.

                                      S-19

     See "Description of the Certificates--Subordination; Allocation of Losses
and Certain Expenses" in this prospectus supplement.

 B.  Shortfalls in Available Funds

     The following types of shortfalls in available funds will be allocated in the same manner as mortgage loan losses:

    o shortfalls resulting from additional compensation which the master servicer or special servicer is entitled to receive;

    o shortfalls resulting from interest on advances of principal and interest or property expenses made by the master servicer, the special servicer or the trustee;

    o shortfalls resulting from extraordinary expenses of the trust;

    o shortfalls resulting from a reduction of a mortgage loan's interest rate or principal amount by a bankruptcy court or from other unanticipated or default-related expenses of the trust; and

    o shortfalls due to nonrecoverable advances being reimbursed from principal and/or interest collections.

See "Description of the Certificates--Distributions" in this prospectus supplement.

ADVANCES OF PRINCIPAL AND INTEREST

 A. P&I Advances

     The master servicer (or the trustee, if applicable) is required to advance delinquent monthly mortgage loan payments if it determines that the advance will be recoverable. The master servicer or the trustee, if applicable will not advance balloon payments due at maturity, late payment charges or default interest. The master servicer also is not required to advance prepayment or yield maintenance premiums. If an advance is made, the master servicer will not advance its servicing fee, but will advance the trustee's fee.

 B. Property Protection Advances

     The master servicer (or the trustee, if applicable) may also be required to make advances to pay delinquent real estate taxes, assessments and hazard insurance premiums and similar expenses necessary to protect and maintain the mortgaged property, to maintain the lien on the mortgaged property or enforce the related mortgage loan documents.

 C. Interest on Advances

     The master servicer and the trustee, as applicable, will be entitled to interest as described in this prospectus supplement on any of the advances referenced in the two immediately preceding paragraphs above, other than for advances referenced under the above Paragraph A of payments not delinquent past applicable grace periods. Interest accrued on any of these outstanding advances may result in reductions in amounts otherwise payable on the certificates.

     See "Description of the Certificates--P&I Advances" and "Servicing of the
Mortgage Loans-- Servicing and Other Compensation and Payment of Expenses" in
this prospectus supplement and "Description of the Certificates--Advances in
Respect of Delinquencies" and "The Pooling and Servicing
Agreements--Certificate Account" in the accompanying prospectus.

OTHER ASPECTS OF THE OFFERED CERTIFICATES

 A. Denominations

     The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M and
Class A-J Certificates will be offered in minimum denominations of $10,000 initial principal amount. The Class B, Class C, Class D,

                                      S-20

Class E and Class F Certificates will be offered in minimum denominations of
$100,000 initial principal amount. Investments in excess of the minimum denominations may be made in multiples of $1.

 B. Registration, Clearance and Settlement

     Each class of offered certificates will be registered in the name of Cede
& Co., as nominee of The Depository Trust Company. The book-entry system through The Depository Trust Company may be terminated with respect to all or any portion of any class of the offered certificates.

     See "Description of the Certificates--Registration and Denominations" in
this prospectus supplement and "Description of the Certificates--Book-Entry
Registration and Definitive Certificates" in the accompanying prospectus.

TERMINATION

     On any distribution date on which the aggregate principal balance of the pool of mortgage loans remaining in the trust is less than 1.0% of the aggregate unpaid balance of the mortgage loans as of the cut-off date, certain entities specified in this prospectus supplement will have the option to purchase all of the remaining mortgage loans at the price specified in this prospectus supplement (and all property acquired through exercise of remedies in respect of any mortgage loan). Exercise of this option will terminate the trust and retire the then outstanding certificates. See "Description of the
Certificates--Termination" in this prospectus supplement and "Description of the Certificates--Termination" in the accompanying prospectus.

TAX STATUS

     Elections will be made to treat designated portions of the trust (other than excess interest) as two separate real estate mortgage investment conduits, referred to in this prospectus supplement as REMICs--REMIC I and REMIC II--for federal income tax purposes. In addition, a separate REMIC election will also be made with respect to the KC Pari Passu Note A-1 Component Mortgage Loan,
referred to in this prospectus supplement as the Component Mortgage Loan REMIC.
The senior component of the KC Pari Passu Note A-1 Component Mortgage Loan and
each class of the Class KC Certificates will represent "regular interests" in the Component Mortgage Loan REMIC. In the opinion of counsel, such portions of the trust will qualify for this treatment. The portion of the trust consisting of the excess interest will be treated as a grantor trust for federal income tax purposes and will be beneficially owned by the Class V Certificates.

     Pertinent federal income tax consequences of an investment in the offered certificates include:

     o Each class of offered certificates will constitute "regular interests"
       in REMIC II.

     o The regular interests will be treated as newly originated debt instruments for federal income tax purposes.

     o Beneficial owners will be required to report income on the offered certificates in accordance with the accrual method of accounting.

     o It is anticipated that the Class [  ] Certificates will be issued at a premium, that the Class [ ] Certificates will be issued with a de minimis amount of original issue discount and that the Class [ ] Certificates will be issued with more than a de minimis amount of original issue discount for federal income tax purposes.

     See "Certain Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

ERISA CONSIDERATIONS

     Subject to important considerations described under "Certain ERISA
Considerations" in this prospectus supplement and in the accompanying prospectus, the depositor expects the offered certificates to be eligible for purchase by persons investing assets of employee benefit plans or individual retirement

                                      S-21

accounts. A benefit plan fiduciary considering the purchase of any offered certificates should consult with its counsel to determine whether all required conditions have been satisfied.

     See "Certain ERISA Considerations" in this prospectus supplement and in the accompanying prospectus.

LEGAL INVESTMENT

     The offered certificates will not constitute "mortgage related securities"
for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as
amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership and sale of the offered certificates.

     See "Legal Investment" in this prospectus supplement and in the accompanying prospectus.

CERTIFICATE RATINGS

     It is a requirement for issuance of the offered certificates that they receive credit ratings no lower than the following credit ratings from Standard
& Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and
Moody's Investors Service, Inc.:

                          S&P     MOODY'S
                         -----   --------

 Class A-1 ...........    AAA       Aaa
 Class A-2 ...........    AAA       Aaa
 Class A-3 ...........    AAA       Aaa
 Class A-SB ..........    AAA       Aaa
 Class A-4 ...........    AAA       Aaa
 Class A-M ...........    AAA       Aaa
 Class A-J ...........    AAA       Aaa
 Class B .............    AA+       Aa1
 Class C .............     AA       Aa2
 Class D .............    AA-       Aa3
 Class E .............     A+       A1
 Class F .............     A        A2

     The ratings of the offered certificates address the likelihood of the timely payment of interest and the ultimate repayment of principal by the rated final distribution date. A security rating does not address the frequency of prepayments (either voluntary or involuntary) or the possibility that certificateholders might suffer a lower than anticipated yield, nor does a security rating address the likelihood of receipt of prepayment premiums or yield maintenance charges or the collection of excess interest.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Any such revision, if negative, or withdrawal of a rating could have a material adverse effect on the affected class of offered certificates. See "Ratings" in this prospectus supplement and "Rating" in the accompanying prospectus for a discussion of the basis upon which ratings are assigned, the limitations and restrictions on ratings, and conclusions that should not be drawn from a rating.

                                      S-22

                                  RISK FACTORS

 o YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISKS BEFORE MAKING AN
   INVESTMENT DECISION. IN PARTICULAR, DISTRIBUTIONS ON YOUR CERTIFICATES WILL
   DEPEND ON PAYMENTS RECEIVED ON AND OTHER RECOVERIES WITH RESPECT TO THE
   MORTGAGE LOANS. THEREFORE, YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS
   RELATING TO THE MORTGAGE LOANS AND THE MORTGAGED PROPERTIES.

 o THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES RELATING
   TO YOUR CERTIFICATES. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY
   KNOWN TO US OR THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR YOUR
   INVESTMENT.

 o IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, YOUR INVESTMENT COULD BE
   MATERIALLY AND ADVERSELY AFFECTED.

 o THIS PROSPECTUS SUPPLEMENT ALSO CONTAINS FORWARD-LOOKING STATEMENTS THAT
   INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY
   FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF
   CERTAIN FACTORS, INCLUDING THE RISKS DESCRIBED BELOW AND ELSEWHERE IN THIS
   PROSPECTUS SUPPLEMENT.

                       RISKS RELATED TO THE CERTIFICATES

YOUR LACK OF CONTROL OVER THE TRUST
 FUND CAN CREATE RISK.........   You and other certificateholders generally do
                                 not have the right to make decisions with
                                 respect to the administration of the trust. See
                                 "Servicing of the Mortgage Loans--
                                 General" in this prospectus supplement. Such
                                 decisions are generally made, subject to the
                                 express terms of the pooling and servicing
                                 agreement, by the master servicer, the trustee
                                 or the special servicer, as applicable. Any
                                 decision made by one of those parties in
                                 respect of the trust, even if such decision is
                                 determined to be in your best interests by
                                 such party, may be contrary to the decision
                                 that you or other certificateholders would
                                 have made and may negatively affect your
                                 interests.

TRANSACTION PARTY ROLES AND
RELATIONSHIPS CREATE POTENTIAL
CONFLICTS OF INTEREST.........   The special servicer will have latitude in
                                 determining whether to liquidate or modify
                                 defaulted mortgage loans. See "Servicing of the
                                 Mortgage Loans--Modifications, Waivers,
                                 Amendments and Consents" in this prospectus
                                 supplement.

                                 The master servicer, the special servicer or
                                 an affiliate of either may purchase certain of
                                 the certificates or hold certain companion
                                 mortgage loans which are part of a split loan
                                 structure but which are not held in the trust
                                 fund or hold certain subordinate or mezzanine
                                 debt or interests therein related to the
                                 mortgage loans. In addition, the holder of
                                 certain of the non-offered certificates has
                                 the right to remove a special servicer and
                                 appoint a successor, which may be an affiliate
                                 of such holder. It is possible that the master
                                 servicer, the special servicer or affiliates
                                 thereof may be holders of such non-offered
                                 certificates. This could cause a conflict
                                 between the master servicer's or the special
                                 servicer's duties to the trust under the
                                 pooling and servicing

                                      S-23

                                 agreement and its interest as a holder of a
                                 certificate or a companion or subordinate
                                 mortgage loan or interests therein. In
                                 addition, the master servicer is an originator
                                 of the mortgage loans and a mortgage loan
                                 seller. This could cause a conflict between
                                 the master servicer's duty to the trust under
                                 the pooling and servicing agreement and its
                                 interest in such other capacities. However,
                                 the pooling and servicing agreement provides
                                 that the mortgage loans shall be administered
                                 in accordance with the servicing standards
                                 without regard to ownership of any certificate
                                 by the master servicer, the special servicer
                                 or any affiliate of the master servicer or the
                                 special servicer. See "Servicing of the
                                 Mortgage Loans--General" in this prospectus
                                 supplement.

                                 Additionally, any of those parties may,
                                 especially if it holds the non-offered
                                 certificates, or has financial interests in or
                                 other financial dealings with a borrower or
                                 sponsor under any of the mortgage loans, have
                                 interests when dealing with the mortgage loans
                                 that are in conflict with the interests of
                                 holders of the offered certificates. For
                                 instance, if the special servicer or an
                                 affiliate holds non-offered certificates, the
                                 special servicer could seek to reduce the
                                 potential for losses allocable to those
                                 certificates from a troubled mortgage loan by
                                 deferring acceleration in hope of maximizing
                                 future proceeds. The special servicer might
                                 also seek to reduce the potential for such
                                 losses by accelerating earlier than necessary
                                 to avoid advance interest or additional trust
                                 fund expenses. Either action could result in
                                 less proceeds to the trust than would be
                                 realized if alternate action had been taken.
                                 In general, a servicer is not required to act
                                 in a manner more favorable to the offered
                                 certificates or any particular class of
                                 offered certificates than to the non-offered
                                 certificates.

                                 Additionally, each of the master servicer, the
                                 sub-servicers and the special servicer
                                 currently services or will, in the future,
                                 service, in the ordinary course of its
                                 business, existing and new loans for third
                                 parties, including portfolios of loans similar
                                 to the mortgage loans that will be included in
                                 the trust. The real properties securing these
                                 other loans may be in the same markets as, and
                                 compete with, certain of the real properties
                                 securing the mortgage loans that will be
                                 included in the trust. Consequently, personnel
                                 of the master servicer, the sub-servicers and
                                 the special servicer may perform services, on
                                 behalf of the trust, with respect to the
                                 mortgage loans at the same time as they are
                                 performing services, on behalf of other
                                 persons, with respect to other mortgage loans
                                 secured by properties that compete with the
                                 mortgaged properties securing the mortgage
                                 loans. This may pose inherent conflicts for
                                 the master servicer, the sub-servicers and the
                                 special servicer.

                                      S-24

                                 In addition, certain of the mortgage loans
                                 included in the trust fund may have been
                                 refinancings of debt previously held by a
                                 mortgage loan seller or an affiliate of a
                                 mortgage loan seller. A mortgage loan seller,
                                 the underwriters or their respective
                                 affiliates may have other business
                                 relationships with the borrowers under the
                                 mortgage loans.

                                 A mortgage loan seller or its affiliates may
                                 also have or have had equity investments in
                                 the borrowers (or in the owners of the
                                 borrowers) or properties under certain of the
                                 mortgage loans included in the trust. A
                                 mortgage loan seller, the underwriters and
                                 their respective affiliates have made or may
                                 make or have preferential rights to make loans
                                 to, or equity investments in, affiliates of
                                 the borrowers under the mortgage loans.

                                 In addition, a mortgage loan seller or its
                                 affiliates may also hold mezzanine debt
                                 related to a borrower, but which is not held
                                 in the trust fund.

                                 In addition, a mortgage loan seller, the
                                 underwriters and their respective affiliates
                                 may provide financing to the purchasers of
                                 certificates, companion mortgage loans or
                                 mezzanine loans.

                                 The related property managers and borrowers
                                 may experience conflicts of interest in the
                                 management and/or ownership of the real
                                 properties securing the mortgage loans
                                 because:

                                 o a substantial number of the mortgaged real
                                   properties are managed by property managers
                                   affiliated with the respective borrowers;

                                 o certain of the mortgaged real properties
                                   are self-managed by the borrowers
                                   themselves;

                                 o certain tenants at the mortgaged real
                                   properties may be owned by affiliates of the
                                   related borrower or otherwise be related to
                                   or affiliated with the borrower;

                                 o these property managers also may manage
                                   and/or franchise additional properties,
                                   including properties that may compete with
                                   the mortgaged properties; and

                                 o affiliates of the property managers and/or
                                   the borrowers, or the property managers
                                   and/or the borrowers themselves also may
                                   own other properties, including competing
                                   properties.

PREPAYMENTS WILL AFFECT DISTRIBUTIONS
 AND YIELD CONSIDERATIONS.....   The yield on any offered certificate will
                                 depend on (a) the price at which such
                                 certificate is purchased by an investor and (b)
                                 the rate, timing and amount of distributions on
                                 such certificate. The rate, timing and amount
                                 of distributions on any offered certificate
                                 will, in turn, depend on, among other things:

                                      S-25

                                 o the pass-through rate for such certificate;

                                 o the rate and timing of principal payments
                                   (including principal prepayments) and other
                                   principal collections on or in respect of
                                   the mortgage loans and the extent to which
                                   such amounts are to be applied or otherwise
                                   result in a reduction of the certificate
                                   balance of the class of certificates to
                                   which such certificate belongs;

                                 o the rate, timing and severity of realized
                                   losses and additional trust fund expenses
                                   (each as described in this prospectus
                                   supplement) and the extent to which such
                                   losses and expenses result in the failure
                                   to pay interest on, or a reduction of the
                                   certificate balance of, the class of
                                   certificates to which such certificate
                                   belongs;

                                 o the timing and severity of any net
                                   aggregate prepayment interest shortfalls
                                   (each as described in this prospectus
                                   supplement) and the extent to which such
                                   shortfalls are allocated in reduction of
                                   the distributable certificate interest
                                   payable on the class of certificates to
                                   which such certificate belongs;

                                 o the extent to which prepayment premiums and
                                   yield maintenance charges are collected
                                   and, in turn, distributed on the class of
                                   certificates to which such certificate
                                   belongs; and

                                 o the rate and timing of reimbursement of
                                   advances.

                                 It is impossible to predict with certainty any
                                 of the factors described in the preceding
                                 paragraph. Accordingly, investors may find it
                                 difficult to analyze the effect that such
                                 factors might have on the yield to maturity of
                                 any class of offered certificates. See
                                 "Description of the Mortgage Pool",
                                 "Description of the Certificates--
                                 Distributions" and "--Subordination;
                                 Allocation of Losses and Certain Expenses" and
                                 "Yield and Maturity Considerations" in this
                                 prospectus supplement. See also "Yield and
                                 Maturity Considerations" in the accompanying
                                 prospectus.

PREPAYMENT AND REPURCHASES MAY
 AFFECT THE YIELD TO MATURITY OF
 YOUR CERTIFICATES............   The yield to maturity on your certificates
                                 will depend, in significant part, upon the rate
                                 and timing of principal payments on the
                                 mortgage loans. For this purpose, principal
                                 payments include both voluntary prepayments, if
                                 permitted, and involuntary prepayments, such as
                                 prepayments resulting from casualty or
                                 condemnation, defaults and liquidations and
                                 purchases or repurchases upon breaches of
                                 representations and warranties.

                                 The investment performance of your
                                 certificates may vary materially and adversely
                                 from your expectations if the

                                      S-26

                                 actual rate of prepayment on the mortgage
                                 loans is higher or lower than you anticipate.

                                 Voluntary prepayments, if permitted, generally
                                 require payment of a prepayment premium or a
                                 yield maintenance charge. Nevertheless, we
                                 cannot assure you that the related borrowers
                                 will refrain from prepaying their mortgage
                                 loans due to the existence of a prepayment
                                 premium or yield maintenance charge. Also, we
                                 cannot assure you that involuntary prepayments
                                 will not occur.

                                 The terms of six mortgage loans, representing
                                 21.1% of the initial pool balance, in
                                 connection with a partial release of the
                                 related mortgaged property, permit (a) a
                                 voluntary partial release with defeasance
                                 after a lockout period with the delivery of
                                 the defeasance collateral or (b) a partial
                                 prepayment at any time (including prior to the
                                 applicable defeasance period) and the payment
                                 of a prepayment premium or yield maintenance
                                 charge, as applicable or (c) a release at any
                                 time without requiring a prepayment premium or
                                 yield maintenance charge. See "Description of
                                 the Mortgage Pool--Release or Substitution of
                                 Properties" in this prospectus supplement.

                                 The rate at which voluntary prepayments occur
                                 on the mortgage loans will be affected by a
                                 variety of factors, including:

                                 o the terms of the mortgage loans;

                                 o the length of any prepayment lockout
                                   period;

                                 o the level of prevailing interest rates;

                                 o the availability of mortgage credit;

                                 o the applicable prepayment premiums or yield
                                   maintenance charges;

                                 o the master servicer's or special servicer's
                                   ability to enforce those charges or
                                   premiums;

                                 o the occurrence of casualties or natural
                                   disasters; and

                                 o economic, demographic, tax, legal or other
                                   factors.

                                 No prepayment premium or yield maintenance
                                 charge will be generally required for
                                 prepayments in connection with a casualty or
                                 condemnation. In addition, if a mortgage loan
                                 seller repurchases any mortgage loan from the
                                 trust due to a material breach of
                                 representations or warranties or a material
                                 document defect, the repurchase price paid
                                 will be passed through to the holders of the
                                 certificates with the same effect as if the
                                 mortgage loan had been prepaid in part or in
                                 full, except that no prepayment premium or
                                 yield maintenance charge would be payable. The
                                 repurchase price paid by a mortgage loan
                                 seller may not include a liquidation fee if
                                 purchased within the timeframe set forth in
                                 the pooling and

                                      S-27

                                 servicing agreement. Such a repurchase may
                                 therefore adversely affect the yield to
                                 maturity on your certificates.

                                 The yield to maturity of the Class XW
                                 Certificates will be highly sensitive to the
                                 rate and timing of principal payments
                                 (including by reason of prepayments, loan
                                 extensions, defaults and liquidations) and
                                 losses on the mortgage loans. Investors in the
                                 Class XW Certificates should fully consider
                                 the associated risks, including the risk that
                                 an extremely rapid rate of amortization,
                                 prepayment or other liquidation of the
                                 mortgage loans could result in the failure of
                                 such investors to recoup fully their initial
                                 investments. No representation is made as to
                                 the anticipated rate of prepayments on the
                                 mortgage loans or as to the anticipated yield
                                 to maturity of any Certificate.

                                 In the case of the Class XW Certificates, and
                                 any class of certificates purchased at a
                                 premium, if principal payments on the mortgage
                                 loans occur at a rate faster than anticipated
                                 at the time of purchase, then (to the extent
                                 that the required prepayment premiums or yield
                                 maintenance charges are not received or are
                                 distributable to a different class of
                                 certificates) the investors' actual yield to
                                 maturity will be lower than that assumed at
                                 the time of purchase.

BORROWER DEFAULTS MAY ADVERSELY
 AFFECT YOUR YIELD............   The rate and timing of delinquencies or
                                 defaults on the mortgage loans will affect:

                                 o the aggregate amount of distributions on
                                   the offered certificates;

                                 o their yield to maturity;

                                 o the rate of principal payments; and

                                 o their weighted average life.

                                 If losses on the mortgage loans exceed the
                                 aggregate principal amount of the classes of
                                 certificates subordinated to a particular
                                 class, such class will suffer a loss equal to
                                 the full amount of such excess (up to the
                                 outstanding principal amount of such
                                 certificate).

                                 If you calculate your anticipated yield based
                                 on assumed rates of defaults and losses that
                                 are lower than the default rate and losses
                                 actually experienced and such losses are
                                 allocable to your certificates, your actual
                                 yield to maturity will be lower than the
                                 assumed yield. Under certain extreme
                                 scenarios, such yield could be negative. In
                                 general, the earlier a loss borne by you on
                                 your certificates occurs, the greater the
                                 effect on your yield to maturity.

                                 Even if losses on the mortgage loans are not
                                 borne by your certificates, those losses may
                                 affect the weighted

                                      S-28

                                 average life and yield to maturity of your
                                 certificates. This may be so because those
                                 losses lead to your certificates having a
                                 higher percentage ownership interest in the
                                 trust and related distributions of principal
                                 payments on the mortgage loans than would
                                 otherwise have been the case. The effect on
                                 the weighted average life and yield to
                                 maturity of your certificates will depend upon
                                 the characteristics of the remaining mortgage
                                 loans.

                                 The yield to maturity of the Class XW
                                 Certificates will be highly sensitive to the
                                 rate and timing of principal payments
                                 (including by reason of prepayments, loan
                                 extensions, defaults and liquidations) and
                                 losses on or in respect of the mortgage loans.
                                 Investors in the Class XW Certificates should
                                 fully consider the associated risks, including
                                 the risk that an extremely rapid rate of
                                 amortization, prepayment or other liquidation
                                 of the mortgage loans could result in the
                                 failure of such investors to recoup fully
                                 their initial investments. No representation
                                 is made as to the anticipated rate of
                                 prepayments on the mortgage loans or as to the
                                 anticipated yield to maturity of any
                                 Certificate. See "Yield and Maturity
                                 Considerations--Yield Sensitivity of the Class
                                 XW Certificates" in this prospectus
                                 supplement.

                                 In the case of the Class XW Certificates, and
                                 any class of certificates purchased at a
                                 premium, if principal payments on the mortgage
                                 loans occur at a rate faster than anticipated
                                 at the time of purchase, then (to the extent
                                 that the required prepayment premiums or yield
                                 maintenance charges are not received or are
                                 distributable to a different class of
                                 certificates) the investors' actual yield to
                                 maturity will be lower than that assumed at
                                 the time of purchase. See "Yield and Maturity
                                 Considerations--Yield Sensitivity of the Class
                                 XW Certificates" in this prospectus
                                 supplement.

                                 Additionally, delinquencies and defaults on
                                 the mortgage loans may significantly delay the
                                 receipt of distributions by you on your
                                 certificates, unless certain advances are made
                                 to cover delinquent payments or the
                                 subordination of another class of certificates
                                 fully offsets the effects of any such
                                 delinquency or default.

                                 Additionally, the courts of any state may
                                 refuse the foreclosure of a mortgage or deed
                                 of trust when an acceleration of the
                                 indebtedness would be inequitable or unjust or
                                 the circumstances would render the action
                                 unconscionable.

THE BORROWER'S FORM OF ENTITY MAY
 CAUSE SPECIAL RISKS..........   Most of the borrowers are legal entities
                                 rather than individuals. Mortgage loans made to
                                 legal entities may entail risks of loss greater
                                 than those of mortgage loans made to
                                 individuals. For example, a legal entity, as
                                 opposed to an individual, may be more inclined
                                 to seek

                                      S-29

                                 legal protection from its creditors under the
                                 bankruptcy laws. Unlike individuals involved
                                 in bankruptcies, most of the entities
                                 generally do not have personal assets and
                                 creditworthiness at stake. The terms of the
                                 mortgage loans generally require that the
                                 borrowers covenant to be single-purpose
                                 entities, although in many cases the borrowers
                                 are not required to observe all covenants and
                                 conditions that typically are required in
                                 order for them to be viewed under standard
                                 rating agency criteria as "special purpose
                                 entities." In addition, certain mortgage loans
                                 may not have borrower principals. In general,
                                 borrowers' organizational documents or the
                                 terms of the mortgage loans limit their
                                 activities to the ownership of only the
                                 related mortgaged property or properties and
                                 limit the borrowers' ability to incur
                                 additional indebtedness. These provisions are
                                 designed to mitigate the possibility that the
                                 borrowers' financial condition would be
                                 adversely impacted by factors unrelated to the
                                 mortgaged property and the mortgage loan in
                                 the pool. However, we cannot assure you that
                                 the related borrowers will comply with these
                                 requirements. The bankruptcy of a borrower, or
                                 a general partner or managing member of a
                                 borrower, may impair the ability of the
                                 mortgagee to enforce its rights and remedies
                                 under the related mortgage.

                                 Many of the borrowers are not special purpose
                                 entities structured to limit the possibility
                                 of becoming insolvent or bankrupt, and
                                 therefore may be more likely to become
                                 insolvent or the subject of a voluntary or
                                 involuntary bankruptcy proceeding because such
                                 borrowers may be:

                                 o operating entities with businesses distinct
                                   from the operation of the mortgaged
                                   property with the associated liabilities
                                   and risks of operating an ongoing business;
                                   or

                                 o individuals that have personal liabilities
                                   unrelated to the mortgaged property.

                                 However, any borrower, even a special purpose
                                 entity structured to be bankruptcy-remote, as
                                 an owner of real estate will be subject to
                                 certain potential liabilities and risks. We
                                 cannot provide assurances that any borrower
                                 will not file for bankruptcy protection or
                                 that creditors of a borrower or a corporate or
                                 individual general partner or managing member
                                 of a borrower will not initiate a bankruptcy
                                 or similar proceeding against such borrower or
                                 corporate or individual general partner or
                                 managing member.

                                 Furthermore, with respect to any related
                                 borrowers, creditors of a common parent in
                                 bankruptcy may seek to consolidate the assets
                                 of such borrowers with those of the parent.
                                 Consolidation of the assets of such borrowers
                                 would likely have an adverse effect on the
                                 funds available

                                      S-30

                                 to make distributions on your certificates,
                                 and may lead to a downgrade, withdrawal or
                                 qualification of the ratings of your
                                 certificates. In this respect, 16 sets
                                 containing, in the aggregate, 40 mortgage
                                 loans and representing 22.2% of the initial
                                 pool balance, are made to affiliated
                                 borrowers. See "Certain Legal Aspects of
                                 Mortgage Loans--Bankruptcy Laws" in the
                                 accompanying prospectus.

                                 In addition, with respect to 17 mortgage
                                 loans, representing 7.2% of the initial pool
                                 balance, the borrowers own the related
                                 mortgaged property as tenants in common. These
                                 mortgage loans may be subject to prepayment,
                                 including during periods when prepayment might
                                 otherwise be prohibited, as a result of
                                 partition. Although some of the related
                                 borrowers have purported to waive any right of
                                 partition, we cannot assure you that any such
                                 waiver would be enforced by a court of
                                 competent jurisdiction.

BANKRUPTCY PROCEEDINGS
 ENTAIL CERTAIN RISKS.........   Under federal bankruptcy law, the filing of a
                                 petition in bankruptcy by or against a borrower
                                 will stay the commencement or continuation of a
                                 foreclosure action and delay the sale of the
                                 real property owned by that borrower. In
                                 addition, even if a court determines that the
                                 value of the mortgaged property is less than
                                 the principal balance of the mortgage loan it
                                 secures, the court may prevent a mortgagee from
                                 foreclosing on the mortgaged property (subject
                                 to certain protections available to the
                                 mortgagee). As part of a restructuring plan, a
                                 court also may reduce the amount of secured
                                 indebtedness to the then-value of the mortgaged
                                 property, which action would make the mortgagee
                                 a general unsecured creditor for the difference
                                 between the then-current value and the amount
                                 of its outstanding mortgage indebtedness. A
                                 bankruptcy court also may: (1) grant a debtor a
                                 reasonable time to cure a payment default on a
                                 mortgage loan; (2) reduce periodic payments due
                                 under a mortgage loan; (3) change the rate of
                                 interest due on a mortgage loan; or (4)
                                 otherwise alter the mortgage loan's repayment
                                 schedule.

                                 Moreover, the filing of a petition in
                                 bankruptcy by, or on behalf of, a junior
                                 lienholder may stay the senior lienholder from
                                 taking action to foreclose on the junior lien.
                                 Additionally, the borrower's trustee or the
                                 borrower, as debtor-in-possession, has certain
                                 special powers to avoid, subordinate or
                                 disallow debts. In certain circumstances, the
                                 claims of the securitization trustee may be
                                 subordinated to financing obtained by a
                                 debtor-in-possession subsequent to its
                                 bankruptcy.

                                 Under federal bankruptcy law, the mortgagee
                                 will be stayed from enforcing a borrower's
                                 assignment of rents

                                      S-31

                                 and leases. Federal bankruptcy law also may
                                 interfere with the master servicer's or
                                 special servicer's ability to enforce lockbox
                                 requirements. The legal proceedings necessary
                                 to resolve these issues can be time consuming
                                 and may significantly delay or diminish the
                                 receipt of rents. Rents also may escape an
                                 assignment to the extent they are used by the
                                 borrower to maintain the mortgaged property or
                                 for other court authorized expenses.

                                 As a result of the foregoing, the trustee's
                                 recovery with respect to borrowers in
                                 bankruptcy proceedings may be significantly
                                 delayed, and the aggregate amount ultimately
                                 collected may be substantially less than the
                                 amount owed.

                                 Certain mortgage loans may have sponsors that
                                 have previously filed for bankruptcy
                                 protection, which in some cases may have
                                 involved the same property that currently
                                 secures the mortgage loan. In each case, the
                                 related entity or person has emerged from
                                 bankruptcy. However, we cannot assure you that
                                 such sponsors will not be more likely than
                                 other sponsors to utilize their rights in
                                 bankruptcy in the event of any threatened
                                 action by the mortgagee to enforce its rights
                                 under the related loan documents.

ADDITIONAL COMPENSATION TO THE
 SERVICER WILL AFFECT YOUR RIGHT TO
 RECEIVE DISTRIBUTIONS........   To the extent described in this prospectus
                                 supplement, the master servicer, the special
                                 servicer or the trustee, as applicable, will be
                                 entitled to receive interest on unreimbursed
                                 advances. This interest will generally accrue
                                 from the date on which the related advance is
                                 made or the related expense is incurred through
                                 the date of reimbursement. In addition, under
                                 certain circumstances, including delinquencies
                                 in the payment of principal and interest, a
                                 mortgage loan will be specially serviced and
                                 the special servicer will be entitled to
                                 compensation for special servicing activities.
                                 The right to receive interest on advances or
                                 special servicing compensation is senior to the
                                 rights of certificateholders to receive
                                 distributions on the offered certificates. The
                                 payment of interest on advances and the payment
                                 of compensation to the special servicer may
                                 lead to shortfalls in amounts otherwise
                                 distributable on your certificates.

LIQUIDITY FOR CERTIFICATES MAY
 BE LIMITED...................   Your certificates will not be listed on any
                                 securities exchange or traded on the NASDAQ
                                 Stock Market, and there is currently no
                                 secondary market for your certificates. While
                                 the underwriters currently intend to make a
                                 secondary market in the offered certificates,
                                 they are not obligated to do so. Accordingly,
                                 you may not have an active or liquid secondary
                                 market for your certificates.

                                      S-32

                                 Lack of liquidity could result in a
                                 substantial decrease in the market value of
                                 your certificates. Many other factors may
                                 affect the market value of your certificates
                                 including the then-prevailing interest rates.

MORTGAGE LOAN REPAYMENTS
 AND PREPAYMENTS
 WILL AFFECT PAYMENT..........   As principal payments or prepayments are made
                                 on a mortgage loan that is part of a pool of
                                 mortgage loans, the pool will be subject to
                                 more concentrated risks with respect to the
                                 diversity of mortgaged properties, types of
                                 mortgaged properties and number of borrowers,
                                 as described in this prospectus supplement.
                                 Classes of certificates that have a later
                                 sequential designation or a lower payment
                                 priority are more likely to be exposed to this
                                 concentration risk than are classes with an
                                 earlier sequential designation or a higher
                                 priority. This is the case because principal on
                                 the offered certificates is generally payable
                                 in sequential order, and no class entitled to
                                 distribution of principal generally receives
                                 principal until the principal amount of the
                                 preceding class or classes entitled to receive
                                 principal have been reduced to zero.

SUBORDINATION CREATES SPECIAL
 CONSIDERATIONS FOR INVESTORS IN
 SUBORDINATE OFFERED
 CERTIFICATES..................  As described in this prospectus supplement, unless your certificates are Class A-1, Class
                                 A-2, Class A-3, Class A-SB, Class A-4 or Class
                                 XW Certificates, your rights to receive
                                 distributions of amounts collected or advanced
                                 on or in respect of the mortgage loans (other
                                 than with respect to the subordinate components
                                 of the KC Pari Passu Note A-1 Component
                                 Mortgage Loan) will be subordinated to those of
                                 the holders of the offered certificates with an
                                 earlier sequential designation. With respect to
                                 the KC Pari Passu Note A-1 Component Mortgage
                                 Loan, the rights of the holders of the Class KC
                                 Certificates to receive distributions of
                                 amounts collected on or in respect of the KC
                                 Pari Passu Note A-1 Component Mortgage Loan
                                 will be subordinated to those of the holders of
                                 the REMIC II Certificates. In addition, with
                                 respect to the KC Pari Passu Note A-1
                                 Subordinate Components, the rights of the
                                 holders of the Class KC Certificates (other
                                 than the Class KC-A Certificates) to receive
                                 distributions of amounts collected or advanced
                                 on or in respect of the KC Pari Passu Note A-1
                                 Subordinate Components will be subordinated to
                                 those of the holders of the Class KC
                                 Certificates with an earlier alphabetical
                                 designation.

GRACE PERIODS UNDER THE MORTGAGE
 LOANS MAY IMPACT THE MASTER
 SERVICER'S OBLIGATION
 TO ADVANCE....................  The mortgage loans have grace periods for monthly payments ranging from zero to 11 days;
                                 provided, however, certain states by statute
                                 may override the terms of some

                                      S-33

                                 mortgage loans and increase such grace
                                 periods. In some cases, such grace periods may
                                 run past the determination date. If borrowers
                                 pay at the end of such grace periods rather
                                 than on the due dates for such monthly
                                 payments, the master servicer will be required
                                 to make an advance for such monthly payment
                                 (and monthly servicing reports will show
                                 significant advances as a result) even though
                                 the borrower is not technically delinquent
                                 under the terms of its mortgage loan. No
                                 interest will accrue on these advances made by
                                 the master servicer until after the end of the
                                 related grace period. For purposes of the
                                 foregoing discussions, a grace period is the
                                 number of days before a late payment charge is
                                 due on a mortgage loan, which may be different
                                 from the date an event of default would occur
                                 under the mortgage loan.

RISKS TO THE MORTGAGED PROPERTIES
 RELATING TO TERRORIST ATTACKS AND
 FOREIGN CONFLICTS............   On September 11, 2001, the United States was
                                 subjected to multiple terrorist attacks which
                                 resulted in considerable uncertainty in the
                                 world financial markets. The terrorist attacks
                                 on the World Trade Center and the Pentagon
                                 suggest an increased likelihood that large
                                 public areas such as shopping malls or large
                                 office buildings could become the target of
                                 terrorist attacks in the future. The
                                 possibility of such attacks could (i) lead to
                                 damage to one or more of the mortgaged
                                 properties if any such attacks occur, (ii)
                                 result in higher costs for insurance premiums
                                 or make terrorism coverage unobtainable or
                                 (iii) impact leasing patterns or shopping
                                 patterns which could adversely impact leasing
                                 revenue and mall traffic and percentage rent.
                                 As a result, the ability of the mortgaged
                                 properties to generate cash flow may be
                                 adversely affected. In addition, the United
                                 States is engaged in continuing military
                                 operations in Iraq, Afghanistan and elsewhere.
                                 It is uncertain what effect these operations
                                 will have on domestic and world financial
                                 markets, economies, real estate markets,
                                 insurance costs or business segments. The full
                                 impact of these events is not yet known but
                                 could include, among other things, increased
                                 volatility in the price of securities including
                                 the certificates. The terrorist attacks may
                                 also adversely affect the revenues or costs of
                                 operation of the mortgaged properties. With
                                 respect to shopping patterns, such events have
                                 significantly reduced air travel throughout the
                                 United States and, therefore, have had a
                                 negative effect on revenues in areas heavily
                                 dependent on tourism. The decrease in air
                                 travel may have a negative effect on certain of
                                 the mortgaged properties that are dependent on
                                 tourism or that are located in areas heavily
                                 dependent on tourism which could reduce the
                                 ability of the affected mortgaged properties to
                                 generate cash flow. The attacks also could
                                 result in higher costs for insurance or for
                                 security, particularly for larger properties.
                                 See

                                      S-34

                                 "--Property Insurance May Not Protect Your
                                 Certificates from Loss in the Event of
                                 Casualty or Loss" below. Accordingly, these
                                 disruptions, uncertainties and costs could
                                 materially and adversely affect your
                                 investment in the certificates.

                      RISKS RELATED TO THE MORTGAGE LOANS

RISKS ASSOCIATED WITH COMMERCIAL
 LENDING MAY BE DIFFERENT THAN
 THOSE FOR RESIDENTIAL
 LENDING......................   The mortgaged properties consist solely of
                                 multifamily rental and commercial properties.
                                 Commercial and multifamily lending is generally
                                 viewed as exposing a lender to a greater risk
                                 of loss than residential one to four family
                                 lending because it usually involves larger
                                 loans to a single borrower or a group of
                                 related borrowers.

                                 The repayment of a commercial or multifamily
                                 loan is typically dependent upon the ability
                                 of the applicable property to produce cash
                                 flow through the collection of rents or other
                                 operating revenues. Even the liquidation value
                                 of a commercial property is determined, in
                                 substantial part, by the capitalization of the
                                 property's cash flow. However, net operating
                                 income can be volatile and may be insufficient
                                 to cover debt service on the loan at any given
                                 time.

                                 The net operating incomes and property values
                                 of the mortgaged properties may be adversely
                                 affected by a large number of factors. Some of
                                 these factors relate to the mortgaged
                                 properties themselves, such as:

                                 o the age, design and construction quality of
                                   the properties;

                                 o perceptions regarding the safety,
                                   convenience and attractiveness of the
                                   properties;

                                 o the proximity and attractiveness of
                                   competing properties;

                                 o the adequacy of the property's management
                                   and maintenance;

                                 o increases in operating expenses;

                                 o an increase in the capital expenditures
                                   needed to maintain the properties or make
                                   improvements;

                                 o dependence upon a single tenant and
                                   concentration of tenants in a particular
                                   business;

                                 o a decline in the financial condition of a
                                   major tenant;

                                 o an increase in vacancy rates;

                                 o a decline in rental rates as leases are
                                   renewed or entered into with new tenants;

                                      S-35

                                 o dependence on governmental programs that
                                   provide rental subsidies to tenants
                                   pursuant to tenant voucher programs, which
                                   vouchers may be used at other properties to
                                   influence tenant mobility;

                                 o dependence upon rent control or rent
                                   stabilization laws; and

                                 o dependence upon governmental assistance
                                   programs and/or rent subsidies.

                                 Other factors are more general in nature, such
                                 as:

                                 o national, regional or local economic
                                   conditions, including plant closings,
                                   military base closings, industry slowdowns
                                   and unemployment rates;

                                 o local real estate conditions, such as an
                                   oversupply of retail space, office space or
                                   multifamily housing;

                                 o demographic factors;

                                 o changes or continued weakness in specific
                                   industry segments;

                                 o the public perception of safety for
                                   customers and clients;

                                 o consumer confidence;

                                 o consumer tastes and preferences;

                                 o retroactive changes in building codes;

                                 o conversion of a property to an alternative
                                   use;

                                 o new construction in the market; and

                                 o number and diversity of tenants.

                                 The volatility of net operating income will be
                                 influenced by many of the foregoing factors,
                                 as well as by:

                                 o the length of tenant leases;

                                 o the creditworthiness of tenants;

                                 o in the case of rental properties, the rate
                                   at which new rentals occur;

                                 o lease termination, rent abatement/offset,
                                   co-tenancy or exclusivity provisions of
                                   tenant leases;

                                 o tenant defaults;

                                 o the property's "operating leverage" which
                                   is generally the percentage of total
                                   property expenses in relation to revenue,
                                   the ratio of fixed operating expenses to
                                   those that vary with revenues, and the
                                   level of capital expenditures required to
                                   maintain the property and to retain or
                                   replace tenants; and

                                 o in the case of government sponsored
                                   tenants, the right of the tenant in some
                                   instances to cancel a lease due to a lack
                                   of appropriations.

                                      S-36

                                 A decline in the real estate market or in the
                                 financial condition of a major tenant will
                                 tend to have a more immediate effect on the
                                 net operating income of properties with
                                 short-term revenue sources, such as short-term
                                 or month-to-month leases, and may lead to
                                 higher rates of delinquency or defaults.

                                 As of the cut-off date the property types are
                                 as shown on the following table:

                                                     % OF
                                     NUMBER OF      INITIAL
                                     MORTGAGED       POOL
PROPERTY TYPE                       PROPERTIES      BALANCE
--------------------------------   ------------   ----------

  Commercial ...................        876           76.4%
  Multifamily ..................         41           21.9
  Manufactured Housing .........          2            1.7
                                        ---          -----
  TOTAL ........................        919          100.0%
                                        ===          =====

                                 Lending on commercial properties and
                                 manufactured housing is generally perceived as
                                 involving greater risk than lending on the
                                 security of multifamily residential
                                 properties. Certain types of commercial,
                                 multifamily and manufactured housing
                                 properties are exposed to particular kinds of
                                 risks. See "Risk Factors--Risks Related to the
                                 Mortgage Loans--Particular Property Types
                                 Present Special Risks" for risks particular to
                                 "--Office Properties", "--Multifamily
                                 Properties", "--Retail Properties," "--Hotel
                                 Properties", "--Other Properties", "--Self
                                 Storage Properties", "--Manufactured Housing
                                 Properties", and "--Industrial and Warehouse
                                 Properties" in this prospectus supplement.

POOR PROPERTY MANAGEMENT WILL
 LOWER THE PERFORMANCE OF THE
 RELATED MORTGAGED PROPERTY...   The successful operation of a real estate
                                 project depends upon the property manager's
                                 performance and viability. The property manager
                                 is responsible for:

                                 o responding to changes in the local market;

                                 o planning and implementing the rental
                                   structure;

                                 o operating the property and providing
                                   building services;

                                 o managing operating expenses; and

                                 o assuring that maintenance and capital
                                   improvements are carried out in a timely
                                   fashion.

                                 Properties deriving revenues primarily from
                                 short-term sources, such as short-term or
                                 month-to-month leases, are generally more
                                 management intensive than properties leased to
                                 creditworthy tenants under long-term leases.

                                 Good management, by controlling costs,
                                 providing services to tenants and seeing to
                                 property maintenance and upkeep, can, in some
                                 cases, improve cash flow, reduce vacancy,
                                 leasing and repair costs and preserve

                                      S-37

                                 property value. Poor management could impair
                                 short-term cash flow and the long-term
                                 viability of a property.

                                 We make no representation or warranty as to
                                 the skills of any present or future managers.
                                 Additionally, we cannot assure you that the
                                 property managers will be in a financial
                                 condition to fulfill their management
                                 responsibilities throughout the terms of their
                                 respective management agreements.

                                 Furthermore, we cannot assure you that the
                                 mortgaged properties will not have related
                                 management which in the event that a related
                                 management company is incapable of performing
                                 its duties may affect one or more sets of
                                 mortgaged properties. We also cannot assure
                                 you that the mortgaged properties will not be
                                 self-managed by the related borrower, in which
                                 case such self-management or affiliated
                                 management may make it more difficult to
                                 monitor the property management, replace that
                                 borrower as property manager in the event that
                                 the borrower's management is detrimentally
                                 affecting the property or ensure that the
                                 borrower provides all information necessary to
                                 manage the mortgaged property to a replacement
                                 property manager in the event that the
                                 borrower is replaced as property manager.

BALLOON LOANS MAY PRESENT GREATER
 RISKS THAN FULLY
 AMORTIZING LOANS............... The mortgage loans have the amortization characteristics set forth in the following
                                 table:

                                                                     % OF
                                                     NUMBER OF      INITIAL
                                                      MORTGAGE       POOL
TYPE OF AMORTIZATION                                   LOANS        BALANCE
-------------------------------------------------   -----------   ----------

  Balloon loans .................................        81           38.2%
  Partial Interest Only, Balloon loans ..........        63           36.9
  Interest Only loans ...........................        15           14.3
  Interest Only, Hyper Am loans .................         1            9.5
  Partial Interest Only, Hyper Am loans .........         1            0.9
  Hyper Am loans ................................         1            0.1
  Fully Amortizing loans ........................         1            0.1
                                                         --          -----
  TOTAL .........................................       163          100.0%
                                                        ===          =====

                                 One hundred twenty-seven of the mortgage loans
                                 representing in the aggregate 65.8% of the
                                 initial pool balance, will have balloon
                                 payments due during the period from September
                                 1, 2012 through November 1, 2015.

                                 Mortgage loans with balloon payments or
                                 substantial scheduled principal balances
                                 involve a greater risk to the mortgagee than
                                 fully amortizing loans, because the borrower's
                                 ability to repay a mortgage loan on its
                                 maturity date or anticipated repayment date
                                 typically will depend upon its ability either
                                 to refinance the loan or to sell the related
                                 mortgaged property at a price sufficient to
                                 permit repayment. In addition, fully
                                 amortizing mortgage loans which accrue
                                 interest on an "actual/360" basis but have
                                 fixed monthly payments, may, in fact, have a
                                 small balloon payment due at maturity.
                                 Circumstances that will

                                      S-38

                                 affect the ability of the borrower to
                                 accomplish either of these goals at the time
                                 of attempted sale or refinancing include:

                                 o the prevailing mortgage rates;

                                 o the fair market value of the property;

                                 o the borrower's equity in the related
                                   property;

                                 o the financial condition of the borrower;

                                 o the operating history of the property and
                                   occupancy levels of the property;

                                 o reduction in applicable government
                                   assistance/rent subsidy programs;

                                 o tax laws;

                                 o prevailing general and regional economic
                                   conditions; and

                                 o the availability of, and competition for,
                                   credit for multifamily or commercial
                                   properties, as the case may be.

                                 We cannot assure you that each borrower will
                                 have the ability to repay the remaining
                                 principal balance on the pertinent date. See
                                 "Description of the Mortgage Pool--Certain
                                 Terms and Conditions of the Mortgage Loans"
                                 and "--Additional  Mortgage Loan Information"
                                 in this prospectus supplement and "Risk
                                 Factors--Certain Factors Affecting
                                 Delinquency, Foreclosure and Loss of the
                                 Mortgage Loans--Increased Risk of Default
                                 Associated with Balloon Payments" in the
                                 accompanying prospectus.

                                 The availability of funds in the mortgage and
                                 credit markets fluctuates over time. None of
                                 the mortgage loan sellers, none of the parties
                                 to the pooling and servicing agreement, and no
                                 third party is obligated to refinance any
                                 mortgage loan.

PARTICULAR PROPERTY TYPES PRESENT
 SPECIAL RISKS:

OFFICE PROPERTIES.............   Office properties secure 43 of the mortgage
                                 loans, representing 38.6% of the initial pool
                                 balance.

                                 A large number of factors may adversely affect
                                 the value of office properties, including:

                                 o the number and quality of an office
                                   building's tenants;

                                 o the physical attributes of the building in
                                   relation to competing buildings (e.g., age,
                                   condition, design, access to transportation
                                   and ability to offer certain amenities,
                                   such as sophisticated building systems);

                                 o the desirability of the area as a business
                                   location;

                                      S-39

                                 o the strength and nature of the local
                                   economy (including labor costs and quality,
                                   tax environment and quality of life for
                                   employees);

                                 o an adverse change in population, patterns
                                   of telecommuting or sharing of office
                                   space;

                                 o local competitive conditions, including the
                                   supply of office space or the existence or
                                   construction of new competitive office
                                   buildings;

                                 o quality of management;

                                 o changes in population and employment
                                   affecting the demand for office space;

                                 o properties not equipped for modern business
                                   becoming functionally obsolete; and

                                 o declines in the business of tenants,
                                   especially single tenanted property.

                                 In addition, there may be significant costs
                                 associated with tenant improvements, leasing
                                 commissions and concessions in connection with
                                 reletting office space. Moreover, the cost of
                                 refitting office space for a new tenant is
                                 often higher than the cost of refitting other
                                 types of property.

                                 Included in the office properties referenced
                                 above are eight medical office properties
                                 representing 2.0% of the initial pool balance
                                 as of the cut-off date. The performance of a
                                 medical office property may depend on the
                                 proximity of such property to a hospital or
                                 other health care establishment and on
                                 reimbursements for patient fees from private
                                 or government-sponsored insurance companies.
                                 The sudden closure of a nearby hospital may
                                 adversely affect the value of a medical office
                                 property. In addition, the performance of a
                                 medical office property may depend on
                                 reimbursements for patient fees from private
                                 or government-sponsored insurers and issues
                                 related to reimbursement (ranging from
                                 non-payment to delays in payment) from such
                                 insurers could adversely impact cash flow at
                                 such mortgaged properties. Moreover, medical
                                 office properties appeal to a narrow market of
                                 tenants and the value of a medical office
                                 property may be adversely affected by the
                                 availability of competing medical office
                                 properties.

MULTIFAMILY PROPERTIES........   Multifamily properties secure 40 of the
                                 mortgage loans, representing 21.9% of the
                                 initial pool balance.

                                 Several factors may adversely affect the value
                                 and successful operation of a multifamily
                                 property, including:

                                 o the physical attributes of the apartment
                                   building (e.g., its age, appearance and
                                   construction quality);

                                      S-40

                                 o the location of the property (e.g., a
                                   change in the neighborhood over time);

                                 o the ability and willingness of management
                                   to provide adequate maintenance and
                                   insurance;

                                 o the types of services or amenities the
                                   property provides;

                                 o the property's reputation;

                                 o the level of mortgage interest rates (which
                                   may encourage tenants to purchase rather
                                   than lease housing);

                                 o the tenant mix, such as the tenant
                                   population being predominantly students or
                                   being heavily dependent on workers from a
                                   particular business or personnel from a
                                   local military base;

                                 o the presence of competing properties;

                                 o dependence on governmental programs that
                                   provide rental subsidies to tenants
                                   pursuant to tenant voucher programs, which
                                   vouchers may be used at other properties to
                                   influence tenant mobility;

                                 o adverse local or national economic
                                   conditions which may limit the amount of
                                   rent that may be charged and may result in
                                   a reduction of timely rent payments or a
                                   reduction in occupancy levels; and

                                 o state and local regulations, such as rent
                                   control or rent stabilization, which may
                                   affect the building owner's ability to
                                   increase rent to market rent for an
                                   equivalent apartment.

                                 Certain states regulate the relationship of an
                                 owner and its tenants. Commonly, these laws
                                 require a written lease, good cause for
                                 eviction, disclosure of fees and notification
                                 to residents of changed land use, while
                                 prohibiting unreasonable rules, retaliatory
                                 evictions and restrictions on a resident's
                                 choice of unit vendors. Apartment building
                                 owners have been the subject of suits under
                                 state "Unfair and Deceptive Practices Acts"
                                 and other general consumer protection statutes
                                 for coercive, abusive or unconscionable
                                 leasing and sales practices. A few states
                                 offer more significant protection. For
                                 example, there are provisions that limit the
                                 bases on which a landlord may terminate a
                                 tenancy or increase its rent or prohibit a
                                 landlord from terminating a tenancy solely by
                                 reason of the sale of the owner's building.

                                 In addition to state regulation of the
                                 landlord-tenant relationship, numerous
                                 counties and municipalities impose rent
                                 control on apartment buildings. These
                                 ordinances may limit rent increases to fixed
                                 percentages, to percentages of increases in
                                 the consumer price index, to increases set or
                                 approved by a governmental agency, or

                                      S-41

                                 to increases determined through mediation or
                                 binding arbitration. Any limitations on a
                                 borrower's ability to raise property rents may
                                 impair such borrower's ability to repay its
                                 multifamily loan from its net operating income
                                 or the proceeds of a sale or refinancing of
                                 the related multifamily property.

                                 Certain of the mortgage loans are secured by
                                 mortgaged properties that are eligible (or
                                 become eligible in the future) for and have
                                 received low income housing tax credits
                                 pursuant to Section 42 of the Internal Revenue
                                 Code in respect of various units within the
                                 mortgaged property or have tenants that rely on
                                 rent subsidies under various government-funded
                                 programs, including the Section 8 Tenant-Based
                                 Assistance Rental Certificate Program of the
                                 United States Department of Housing and Urban
                                 Development. We can give you no assurance that
                                 such programs will be continued in their
                                 present form or that the level of assistance
                                 provided will be sufficient to generate enough
                                 revenues for the related borrower to meet its
                                 obligations under the related mortgage loans.

                                 Certain of the mortgage loans are secured or
                                 may be secured in the future by mortgaged
                                 properties that are subject to certain
                                 affordable housing covenants, in respect of
                                 various units within the mortgaged properties.

                                 In this respect, one multifamily property,
                                 which secures one mortgage loan representing
                                 0.4% of the initial pool balance, is subject
                                 to California rent control laws.

                                 In addition, certain tenants of multifamily
                                 properties may be month-to-month or at-will
                                 tenants.

                                 Student housing facilities may be more
                                 susceptible to damage or wear and tear than
                                 other types of multifamily housing, the
                                 reliance on the financial well-being of the
                                 college or university to which it relates,
                                 competition from on-campus housing units,
                                 which may adversely affect occupancy, the
                                 physical layout of the housing, which may not
                                 be readily convertible to traditional
                                 multifamily use, and that student tenants have
                                 a higher turnover rate than other types of
                                 multifamily tenants, which in certain cases is
                                 compounded by the fact that student leases are
                                 available for periods of less than 12 months;

RETAIL PROPERTIES.............   Retail properties secure 39 of the mortgage
                                 loans, representing 15.7% of the initial pool
                                 balance.

                                 Several factors may adversely affect the value
                                 and successful operation of a retail property,
                                 including:

                                 o changes in consumer spending patterns,
                                   local competitive conditions (such as the
                                   supply of retail space or the existence or
                                   construction of new competitive shopping
                                   centers or shopping malls);

                                      S-42

                                 o alternative forms of retailing (such as
                                   direct mail, video shopping networks and
                                   internet web sites which reduce the need
                                   for retail space by retail companies);

                                 o the quality and philosophy of management;

                                 o the safety, convenience and attractiveness
                                   of the property to tenants and their
                                   customers or clients;

                                 o the public perception of the safety of
                                   customers at shopping malls and shopping
                                   centers;

                                 o the need to make major repairs or
                                   improvements to satisfy the needs of major
                                   tenants; and

                                 o traffic patterns and access to major
                                   thoroughfares.

                                 The general strength of retail sales also
                                 directly affects retail properties. The
                                 retailing industry is currently undergoing
                                 consolidation due to many factors, including
                                 growth in discount and alternative forms of
                                 retailing. If the sales by tenants in the
                                 mortgaged properties that contain retail space
                                 were to decline, the rents that are based on a
                                 percentage of revenues may also decline, and
                                 tenants may be unable to pay the fixed portion
                                 of their rents or other occupancy costs. The
                                 cessation of business by a significant tenant
                                 can adversely affect a retail property, not
                                 only because of rent and other factors
                                 specific to such tenant, but also because
                                 significant tenants at a retail property play
                                 an important part in generating customer
                                 traffic and making a retail property a
                                 desirable location for other tenants at such
                                 property. In addition, certain tenants at
                                 retail properties may be entitled to terminate
                                 their leases if an anchor tenant fails to
                                 renew or terminates its lease, becomes the
                                 subject of a bankruptcy proceeding or ceases
                                 operations at such property.

                                 The presence or absence of an "anchor tenant"
                                 or a "shadow anchor" in or near a shopping
                                 center also can be important because anchors
                                 play a key role in generating customer traffic
                                 and making a shopping center desirable for
                                 other tenants. An "anchor tenant" is usually
                                 proportionately larger in size than most other
                                 tenants in the mortgaged property, is vital in
                                 attracting customers to a retail property and
                                 is located on the related mortgaged property.
                                 A "shadow anchor" is usually proportionally
                                 larger in size than most tenants in the
                                 mortgaged property, is important in attracting
                                 customers to a retail property and is located
                                 sufficiently close and convenient to the
                                 mortgaged property, but not on the mortgaged
                                 property, so as to influence and attract
                                 potential customers.

                                      S-43

                                 The type of retail property is set forth in
                                 the following table:

                                                                                 % OF
                                                                 NUMBER OF      INITIAL
                                                                 MORTGAGE        POOL
                                 TYPE OF RETAIL PROPERTY           LOANS        BALANCE
                                 ---------------------------   -----------   ----------

                                  Anchored ................         23            13.2%
                                  Unanchored(1) ...........         12             1.9%
                                  Shadow Anchored .........          4             0.6%

                                 ----------
                                 (1)   Includes one loan secured by one retail
                                       and one industrial property.

                                 If anchor stores in a mortgaged property were
                                 to close, the related borrower may be unable
                                 to replace those anchors in a timely manner or
                                 without suffering adverse economic
                                 consequences. Certain of the tenants or anchor
                                 stores of the retail properties may have
                                 co-tenancy clauses and/or operating covenants
                                 in their leases or operating agreements which
                                 permit those tenants or anchor stores to cease
                                 operating under certain conditions, including,
                                 without limitation, certain other stores not
                                 being open for business at the mortgaged
                                 property or a subject store not meeting the
                                 minimum sales requirement under its lease. In
                                 addition, in the event that a "shadow anchor"
                                 fails to renew its lease, terminates its lease
                                 or otherwise ceases to conduct business within
                                 a close proximity to the mortgaged property,
                                 customer traffic at the mortgaged property may
                                 be substantially reduced. We cannot assure you
                                 that such space will be occupied or that the
                                 related mortgaged property will not suffer
                                 adverse economic consequences.

                                 One mortgage loan, Loan No. 43337
                                 (representing 0.2% of the initial pool
                                 balance), is secured by both retail and
                                 industrial properties.

HOTEL PROPERTIES..............   Hotel properties secure ten of the mortgage
                                 loans representing 11.4% of the initial pool
                                 balance.

                                 Various factors may adversely affect the
                                 economic performance of a hotel, including:

                                 o adverse economic and social conditions,
                                   either local, regional or national (which
                                   may limit the amount that can be charged
                                   for a room and reduce occupancy levels);

                                 o the construction of competing hotels or
                                   resorts;

                                 o continuing expenditures for modernizing,
                                   refurbishing and maintaining existing
                                   facilities prior to the expiration of their
                                   anticipated useful lives;

                                 o a deterioration in the financial strength
                                   or managerial capabilities of the owner and
                                   operator of a hotel; and

                                 o changes in travel patterns (including, for
                                   example, the decline in air travel
                                   following the terrorist attacks in New York
                                   City, the District of Columbia and

                                      S-44

                                   Pennsylvania and the current military
                                   operations in Afghanistan and Iraq) caused
                                   by changes in access, energy prices,
                                   strikes, relocation of highways,
                                   construction of additional highways or
                                   other factors.

                                 Because hotel rooms generally are rented for
                                 short periods of time, the financial
                                 performance of hotels tends to be affected by
                                 adverse economic conditions and competition
                                 more quickly than other types of commercial
                                 properties.

                                 Moreover, the hotel and lodging industry is
                                 generally seasonal in nature and different
                                 seasons affect different hotels depending on
                                 type and location. This seasonality can be
                                 expected to cause periodic fluctuations in a
                                 hotel property's room and restaurant revenues,
                                 occupancy levels, room rates and operating
                                 expenses.

                                 When applicable, the liquor licenses for most
                                 of the mortgaged properties are commonly held
                                 by affiliates of the mortgagors, unaffiliated
                                 managers and operating lessees. The laws and
                                 regulations relating to liquor licenses
                                 generally prohibit the transfer of such
                                 licenses to any person. In the event of a
                                 foreclosure of a hotel property that holds a
                                 liquor license, the mortgagee or a purchaser
                                 in a foreclosure sale would likely have to
                                 apply for a new license, which might not be
                                 granted or might be granted only after a delay
                                 which could be significant. We cannot assure
                                 you that a new license could be obtained
                                 promptly or at all. The lack of a liquor
                                 license in a full-service hotel could have an
                                 adverse impact on the revenue from the related
                                 mortgaged property or on the hotel's occupancy
                                 rate.

                                 Hotels may be operated under franchise,
                                 management or operating agreements that may be
                                 terminated by the franchisor, manager or
                                 operator. It may be difficult to terminate a
                                 manager of a hotel after foreclosure of the
                                 related mortgage.

OTHER.........................   Child development center properties secure
                                 one of the mortgage loans, representing 5.5% of
                                 the initial pool balance as of the cut-off
                                 date. Several factors may adversely affect the
                                 value and successful operation of a child
                                 development center property, including:

                                 o the reputation, safety, convenience and
                                   attractiveness of the property to users;

                                 o the quality and philosophy of management;

                                 o the physical attributes of the child
                                   development center property (e.g., its age,
                                   appearance and layout);

                                 o management's ability to control enrollment
                                   growth and attrition;

                                      S-45

                                 o competition in the tenant's marketplace
                                   from other child development centers and
                                   alternatives to child development centers;
                                   or

                                 o adverse changes in economic and social
                                   conditions and demographic changes (e.g.,
                                   population decreases or changes in average
                                   age or income) which may result in
                                   decreased demand.

                                 In addition, child development center
                                 properties may not be readily convertible to
                                 alternative uses if those properties were to
                                 become unprofitable for any reason. The
                                 liquidation value of any such child
                                 development center property consequently may
                                 be less than would be the case if the property
                                 were readily adaptable to changing consumer
                                 preferences for other uses.

SELF-STORAGE PROPERTIES.......   Self storage properties secure 19 of the
                                 mortgage loans, representing 3.4% of the
                                 initial pool balance. Self storage properties
                                 are considered vulnerable to competition,
                                 because both acquisition costs and break-even
                                 occupancy are relatively low. The conversion of
                                 self storage facilities to alternative uses
                                 would generally require substantial capital
                                 expenditures. Thus, if the operation of any of
                                 the self storage properties becomes
                                 unprofitable due to:

                                 o decreased demand;

                                 o competition;

                                 o age of improvements; or

                                 o other factors affecting the borrower's
                                   ability to meet its obligations on the
                                   related mortgage loan;

                                 the liquidation value of that self storage
                                 mortgaged property may be substantially less,
                                 relative to the amount owing on the mortgage
                                 loan, than if the self storage property were
                                 readily adaptable to other uses.

                                 Tenant privacy, anonymity and efficient access
                                 may heighten environmental risks. No
                                 environmental assessment of a mortgaged
                                 property included an inspection of the
                                 contents of the self storage units included in
                                 the self storage properties and there is no
                                 assurance that all of the units included in
                                 the self storage properties are free from
                                 hazardous substances or other pollutants or
                                 contaminants or will remain so in the future.
MANUFACTURED HOUSING
 PROPERTIES....................  Manufactured housing properties secure two of the mortgage loans representing 1.7% of the
                                 initial pool balance. Significant factors
                                 determining the value of such properties are
                                 generally similar to the factors affecting the
                                 value of multifamily properties. In addition,
                                 these properties are special purpose properties
                                 that could not be readily converted to general
                                 residential, retail or office use. In fact,
                                 certain states also regulate changes in
                                 manufactured housing property and require that
                                 the

                                      S-46

                                 landlord give written notice to its tenants a
                                 substantial period of time prior to any
                                 projected change. Consequently, if the
                                 operation of any of such properties becomes
                                 unprofitable such that the borrower becomes
                                 unable to meet its obligation on the related
                                 mortgage loan, the liquidation value of the
                                 related property may be substantially less,
                                 relative to the amount owing on the mortgage
                                 loan, than would be the case if such
                                 properties were readily adaptable to other
                                 uses.
INDUSTRIAL AND
 WAREHOUSE PROPERTIES..........  Industrial and warehouse properties secure seven of the mortgage loans representing 1.6%
                                 of the initial pool balance.

                                 Among the significant factors determining the
                                 value of industrial and warehouse properties
                                 are:

                                 o the quality of tenants;

                                 o building design and adaptability (e.g.,
                                   clear heights, column spacing, zoning
                                   restrictions, number of bays and bay
                                   depths, divisibility and truck turning
                                   radius); and

                                 o the location of the property (e.g.,
                                   proximity to supply sources and customers,
                                   availability of labor and accessibility to
                                   distribution channels).

                                 In addition, industrial and warehouse
                                 properties may be adversely affected by
                                 reduced demand for industrial and warehouse
                                 space occasioned by a decline in a particular
                                 industrial site or in a particular industry
                                 segment, and a particular industrial and
                                 warehouse property may be difficult to relet
                                 to another tenant or may become functionally
                                 obsolete relative to newer properties.

                                 One mortgage loan, Loan No. 43337
                                 (representing 0.2% of the initial pool
                                 balance), is secured by both retail and
                                 industrial properties.

AFFILIATIONS WITH A FRANCHISE OR HOTEL
 MANAGEMENT COMPANY PRESENT
 CERTAIN RISKS................   Ten mortgage loans are secured by one or more
                                 hotel properties, representing 11.4% of the
                                 initial pool balance. Except for Loan No.
                                 20051342, representing 1.4% of the initial pool
                                 balance, all of the hotel properties are
                                 affiliated with a franchise or hotel management
                                 company through a franchise or management
                                 agreement. The performance of a hotel property
                                 affiliated with a franchise or hotel management
                                 company depends in part on:

                                 o the continued existence and financial
                                   strength of the franchisor or hotel
                                   management company;

                                 o the public perception of the franchise or
                                   hotel chain service mark; and

                                      S-47

                                 o the duration of the franchise licensing or
                                   management agreements.

                                 Any provision in a franchise agreement or
                                 management agreement providing for termination
                                 because of a bankruptcy of a franchisor or
                                 manager generally will not be enforceable.
                                 Replacement franchises may require
                                 significantly higher fees.

                                 The transferability of a franchise license
                                 agreement is generally restricted. In the
                                 event of a foreclosure, the mortgagee or its
                                 agent may not have the right to use the
                                 franchise license without the franchisor's
                                 consent. Conversely, in the case of certain
                                 mortgage loans, the mortgagee may be unable to
                                 remove a franchisor or a hotel management
                                 company that it desires to replace following a
                                 foreclosure.

SUBORDINATE FINANCING MAY MAKE
 RECOVERY DIFFICULT IN THE EVENT
 OF LOSS......................   The terms of certain mortgage loans permit or
                                 require the borrowers to post letters of credit
                                 and/or surety bonds for the benefit of the
                                 mortgagee, which may constitute a contingent
                                 reimbursement obligation of the related
                                 borrower or an affiliate. The issuing bank or
                                 surety will not typically agree to
                                 subordination and standstill protection
                                 benefiting the mortgagee.

                                 Additionally, although the mortgage loans
                                 generally restrict the pledging of general
                                 partnership and managing member equity
                                 interests in a borrower subject to certain
                                 exceptions, the terms of the mortgages
                                 generally permit, subject to certain
                                 limitations, the pledging of less than a
                                 controlling portion of the limited partnership
                                 or non-managing membership equity interest in
                                 a borrower. Moreover, in general, any borrower
                                 that does not meet special purpose entity
                                 criteria may not be restricted in any way from
                                 incurring unsecured subordinate debt or
                                 mezzanine debt. Certain information about
                                 mezzanine debt that has been or may be
                                 incurred is as set forth in the following
                                 table:

                                                                            % OF
                                                            NUMBER OF      INITIAL
                                                             MORTGAGE       POOL
                                TYPE OF MEZZANINE DEBT        LOANS        BALANCE
                                ------------------------   -----------   ----------

                                Future ...............        19           29.5%
                                Existing .............         3           15.4
                                                              --           ----
                                TOTAL ................        22           44.9%
                                                              ==           ====

                                 With respect to each mortgage loan that allows
                                 future mezzanine debt, such mortgage loan
                                 provides that the members of the borrower have
                                 the right to incur mezzanine debt under
                                 specified circumstances set forth in the
                                 related mortgage loan documents. With respect
                                 to all of the mortgage loans that have
                                 existing mezzanine debt, the mortgagee and the
                                 related mezzanine lender have entered into a
                                 mezzanine intercreditor agreement which

                                      S-48

                                 sets forth the rights of the parties. Pursuant
                                 to such mezzanine intercreditor agreement, the
                                 mezzanine lender among other things (x) has
                                 agreed, under certain circumstances, not to
                                 enforce its rights to realize upon collateral
                                 securing the mezzanine loan or take any
                                 enforcement action with respect to the
                                 mezzanine loan without written confirmation
                                 from the rating agencies that such enforcement
                                 action would not cause the downgrade,
                                 withdrawal or qualification of the then
                                 current ratings of the certificates and (y)
                                 has subordinated the mezzanine loan documents
                                 to the related mortgage loan documents and has
                                 the option to purchase the related mortgage
                                 loan if such mortgage loan becomes defaulted
                                 or cure the default.

                                 Although the mortgage loans generally either
                                 prohibit the related borrower from encumbering
                                 the mortgaged property with additional secured
                                 debt or require the consent of the holder of
                                 the first lien prior to so encumbering such
                                 property, a violation of such prohibition may
                                 not become evident until the related mortgage
                                 loan otherwise defaults. In addition, the
                                 related borrower may be permitted to incur
                                 additional indebtedness secured by furniture,
                                 fixtures and equipment, and to incur
                                 additional unsecured indebtedness. When a
                                 mortgage loan borrower (or its constituent
                                 members) also has one or more other
                                 outstanding loans (even if subordinated
                                 unsecured loans or loans secured by property
                                 other than the mortgaged property), the trust
                                 is subjected to additional risk. The borrower
                                 may have difficulty servicing and repaying
                                 multiple loans. The existence of another loan
                                 generally will make it more difficult for the
                                 borrower to obtain refinancing of the mortgage
                                 loan or sell the related mortgaged property
                                 and may jeopardize the borrower's ability to
                                 make any balloon payment due at maturity or at
                                 the related anticipated repayment date.
                                 Moreover, the need to service additional debt
                                 may reduce the cash flow available to the
                                 borrower to operate and maintain the mortgaged
                                 property, which may in turn adversely affect
                                 the value of the mortgaged property. Certain
                                 information about additional debt that has
                                 been or may be incurred is as set forth in the
                                 following table:

                                                                                      % OF
                                                                      NUMBER OF      INITIAL
                                                                       MORTGAGE       POOL
                                  TYPE OF ADDITIONAL DEBT(1)            LOANS        BALANCE
                                  --------------------------------   -----------   ----------

                                  Future .......................        30           31.6%
                                    Secured ....................         6            1.0%
                                    Unsecured(2) ...............        23           30.6%
                                    Secured or Unsecured .......         1            0.0%
                                  Existing .....................         4           16.1%
                                    Secured ....................         1            0.7%
                                    Unsecured(2) ...............         1            0.5%
                                    Secured or Unsecured .......         2           15.0%

                                 ----------
                                 (1)   Future and Existing Debt includes
                                       Mezzanine Debt.

                                 (2)   Excludes unsecured trade payables.

                                      S-49

                                 Certain information about the 277 Park Avenue
                                 Pari Passu Note A-1 Mortgage Loan and the KC
                                 Pari Passu Note A-1 Component Mortgage Loan is
                                 set forth in the following table:

                                                                                            PRINCIPAL
                                                                                             BALANCE
                                                                                            AS OF THE
                                                                                             CUT-OFF
                                  NAME                                                         DATE
                                  ----------------------------------------------------   ---------------

                                  277 Park Avenue Whole Loan .........................     $500,000,000
                                    277 Park Avenue Pari Passu Note A-1 Mortgage
                                     Loan ............................................     $260,000,000
                                    277 Park Avenue Pari Passu Note A-2 Mortgage
                                     Loan ............................................     $240,000,000

                                  KinderCare Portfolio Whole Loan ....................     $650,000,000
                                    KC Pari Passu Note A-1 Component Mortgage
                                     Loan ............................................     $350,000,000
                                     KC Pari Passu Note A-1 Senior Component .........     $150,000,000
                                     KC Pari Passu Note A-1 Subordinate
                                      Components .....................................     $200,000,000
                                    KinderCare Portfolio Pari Passu Note A-2 .........     $150,000,000
                                    KinderCare Portfolio Pari Passu Note A-3 .........     $150,000,000

                                 See "Description of the Mortgage Pool--277
                                 Park Avenue Whole Loan" and "--KinderCare
                                 Portfolio Whole Loan" in this prospectus
                                 supplement for a description of the split loan
                                 structures.

                                 Also, although only the 277 Park Avenue Pari
                                 Passu Note A-1 Mortgage Loan, and the KC Pari
                                 Passu Note A-1 Component Mortgage Loan are
                                 included in the trust fund, the related
                                 borrowers are still obligated to make interest
                                 and principal payments on the entire amount of
                                 such mortgage loans.

                                 Additionally, if the borrower (or its
                                 constituent members) defaults on the mortgage
                                 loan and/or any other loan, actions taken by
                                 other lenders such as a foreclosure or an
                                 involuntary petition for bankruptcy against
                                 the borrower could impair the security
                                 available to the trust, including the
                                 mortgaged property, or stay the trust's
                                 ability to foreclose during the course of the
                                 bankruptcy case. The bankruptcy of another
                                 lender also may operate to stay foreclosure by
                                 the trust. The trust may also be subject to
                                 the costs and administrative burdens of
                                 involvement in foreclosure or bankruptcy
                                 proceedings or related litigation. See
                                 "Certain Legal Aspects of Mortgage Loans
                                 --Subordinate Financing" in the accompanying
                                 prospectus.

                                 We make no representation as to whether any
                                 other subordinate financing encumbers any
                                 mortgaged property, any borrower has incurred
                                 material unsecured debt other than trade
                                 payables in the ordinary course of business,
                                 or any third party holds debt secured by a
                                 pledge of an equity interest in a borrower.

                                 For further information, see "Description of
                                 the Mortgage Pool--Additional Mortgage Loan
                                 Information-- Additional Financing" in this
                                 prospectus supplement.

                                      S-50

YOUR INVESTMENT IS NOT INSURED OR
 GUARANTEED...................   The mortgage loans are not insured or
                                 guaranteed by any person or entity,
                                 governmental or otherwise.

                                 The mortgage loans are generally non-recourse
                                 loans. If a default occurs under any mortgage
                                 loan, recourse generally may be had only
                                 against the specific properties and other
                                 assets that have been pledged to secure the
                                 loan. Payment prior to maturity is
                                 consequently dependent primarily on the
                                 sufficiency of the net operating income of the
                                 mortgaged property. Payment at maturity is
                                 primarily dependent upon the market value of
                                 the mortgaged property or the borrower's
                                 ability to refinance the property. The
                                 depositor has not undertaken an evaluation of
                                 the financial condition of any borrower.

ADVERSE ENVIRONMENTAL CONDITIONS
 MAY REDUCE CASH FLOW FROM A
 MORTGAGED PROPERTY...........   The trust could become liable for a material
                                 adverse environmental condition at an
                                 underlying real property. Any such potential
                                 liability could reduce or delay payments on the
                                 offered certificates.

                                 In addition, problems associated with mold may
                                 pose risks to the mortgaged properties and may
                                 also be the basis for personal injury claims
                                 against a borrower. Although the mortgaged
                                 properties are required to be inspected
                                 periodically, there is no generally accepted
                                 standard for the assessment of mold. If left
                                 unchecked, the growth of mold could result in
                                 the interruption of cash flow, litigation
                                 and/or remediation expenses, each of which
                                 could adversely impact collections from a
                                 mortgaged property. In addition, many of the
                                 insurance policies presently covering the
                                 mortgaged properties may specifically exclude
                                 losses due to mold.

                                 All of the mortgaged properties were subject
                                 to environmental site assessments in
                                 connection with origination, including Phase I
                                 site assessments or updates of previously
                                 performed Phase I site assessments, had a
                                 transaction screen performed in lieu of a
                                 Phase I site assessment or were required to
                                 have environmental insurance in lieu of an
                                 environmental site assessment. In some cases,
                                 Phase II site assessments also have been
                                 performed. Although those assessments involved
                                 site visits and other types of review, we
                                 cannot assure you that all environmental
                                 conditions and risks were identified.

                                 The environmental investigations described
                                 above, as of the date of the report relating
                                 to the environmental investigation, did not
                                 reveal any material violation of applicable
                                 environmental laws with respect to any known
                                 circumstances or conditions concerning the
                                 related mortgaged property, or, if the
                                 environmental investigation report revealed
                                 any such circumstances or conditions with

                                      S-51

                                 respect to the related mortgaged property,
                                 then--

                                 o the circumstances or conditions were
                                   subsequently remediated in all material
                                   respects; or

                                 o generally, with certain exceptions, one or
                                   more of the following was the case:

                                   1.  a party not related to the related
                                       borrower was identified as a
                                       responsible party for such conditions
                                       or circumstances;

                                   2.  the related borrower was required to
                                       provide additional security and/or
                                       obtain and, for the period contemplated
                                       by the related mortgage loan documents,
                                       maintain an operations and maintenance
                                       plan;

                                   3.  the related borrower provided a "no
                                       further action" letter or other
                                       evidence that applicable federal, state
                                       or local governmental authorities had
                                       no current intention of taking any
                                       action, and are not requiring any
                                       action, in respect of such conditions
                                       or circumstances;

                                   4.  such conditions or circumstances were
                                       investigated further and based upon
                                       such additional investigation, an
                                       environmental consultant recommended no
                                       further investigation or remediation;

                                   5.  the expenditure of funds reasonably
                                       estimated to be necessary to effect
                                       such remediation was the lesser of (a)
                                       an amount equal to 10 percent of the
                                       outstanding principal balance of the
                                       related mortgage loan and (b) two
                                       million dollars;

                                   6.  an escrow of funds exists reasonably
                                       estimated to be sufficient for purposes
                                       of effecting such remediation;

                                   7.  the related borrower or other
                                       responsible party is currently taking
                                       such actions, if any, with respect to
                                       such circumstances or conditions as
                                       have been required by the applicable
                                       governmental regulatory authority;

                                   8.  the related mortgaged property is
                                       insured under a policy of insurance,
                                       subject to certain per occurrence and
                                       aggregate limits and a deductible,
                                       against certain losses arising from
                                       such circumstances and conditions; or

                                   9.  a responsible party provided a guaranty
                                       or indemnity to the related borrower to
                                       cover the costs of any required
                                       investigation, testing, monitoring or
                                       remediation.

                                 In some cases, the environmental consultant
                                 did not recommend that any action be taken
                                 with respect to a

                                      S-52

                                 potential adverse environmental condition at a
                                 mortgaged property securing a mortgage loan
                                 that we intend to include in the trust fund
                                 because a responsible party with respect to
                                 that condition had already been identified. We
                                 cannot assure you, however, that such a
                                 responsible party will be financially able to
                                 address the subject condition or compelled to
                                 do so.

                                 Furthermore, any particular environmental
                                 testing may not have covered all potential
                                 adverse conditions. For example, testing for
                                 lead-based paint, lead in water and radon was
                                 done only if the use, age and condition of the
                                 subject property warranted that testing.

                                 We cannot assure you that--

                                 o the environmental testing referred to above
                                   identified all material adverse
                                   environmental conditions and circumstances
                                   at the subject properties;

                                 o the recommendation of the environmental
                                   consultant was, in the case of all
                                   identified problems, the appropriate action
                                   to take;

                                 o any of the environmental escrows
                                   established with respect to any of the
                                   mortgage loans that we intend to include in
                                   the trust fund will be sufficient to cover
                                   the recommended remediation or other
                                   action; or

                                 o an environmental insurance policy will
                                   cover all or part of a claim asserted
                                   against it because such policies are
                                   subject to various deductibles, terms,
                                   exclusions, conditions and limitations, and
                                   have not been extensively interpreted by
                                   the courts.

THE BENEFITS PROVIDED BY
 CROSS-COLLATERALIZATION MAY BE
 LIMITED......................   As described under "Description of the
                                 Mortgage Pool--General" in this prospectus
                                 supplement, the mortgage pool includes the sets
                                 of cross-collateralized mortgage loans as set
                                 forth in the following table:

                                                                                       % OF
                                                                         NUMBER OF   INITIAL
                                 LOAN NUMBERS OF                          MORTGAGE    POOL
                                 CROSSED LOANS                             LOANS     BALANCE
                                 -------------------------------------- ----------- --------

                                 57834, 57835, 57837, 57887 .........       4        1.0%
                                 59005, 59006 .......................       2        0.4
                                 58888, 58889 .......................       2        0.3
                                 12138, 13664 .......................       2        0.3
                                                                           --        ---
                                 TOTAL ..............................      10        2.0%
                                                                           ==        ===

                                 Cross-collateralization arrangements may be
                                 terminated with respect to some sets of
                                 mortgage loans under the terms of the related
                                 mortgage loan documents. Cross-
                                 collateralization arrangements seek to reduce
                                 the risk that the inability of one or more of
                                 the mortgaged properties securing any such set
                                 of cross-collateralized mortgage loans (or any
                                 such mortgage loan with multiple notes and/or
                                 mortgaged properties) to generate net

                                      S-53

                                 operating income sufficient to pay debt
                                 service will result in defaults and ultimate
                                 losses.

                                 Cross-collateralization arrangements involving
                                 more than one borrower could be challenged as
                                 fraudulent conveyances by creditors of the
                                 related borrower in an action brought outside
                                 a bankruptcy case or, if such borrower were to
                                 become a debtor in a bankruptcy case, by the
                                 borrower's representative.

                                 A lien granted by such a borrower entity could
                                 be avoided if a court were to determine that:

                                 o such borrower was insolvent when granting
                                   the lien, was rendered insolvent by the
                                   granting of the lien or was left with
                                   inadequate capital, or was not able to pay
                                   its debts as they matured; and

                                 o such borrower did not receive fair
                                   consideration or reasonably equivalent
                                   value when it allowed its mortgaged
                                   property or properties to be encumbered by
                                   a lien securing the entire indebtedness.

                                 Among other things, a legal challenge to the
                                 granting of the liens may focus on the
                                 benefits realized by such borrower from the
                                 respective mortgage loan proceeds, as well as
                                 the overall cross-collateralization. If a
                                 court were to conclude that the granting of
                                 the liens was an avoidable fraudulent
                                 conveyance, that court could:

                                 o subordinate all or part of the pertinent
                                   mortgage loan to existing or future
                                   indebtedness of that borrower;

                                 o recover payments made under that mortgage
                                   loan; or

                                 o take other actions detrimental to the
                                   holders of the certificates, including,
                                   under certain circumstances, invalidating
                                   the mortgage loan or the mortgages securing
                                   such cross-collateralization.

MORTGAGE LOANS TO RELATED BORROWERS
 AND CONCENTRATIONS OF RELATED
 TENANTS MAY RESULT IN MORE SEVERE
 LOSSES ON YOUR CERTIFICATES...  Certain sets of borrowers under the mortgage loans are affiliated or under common control
                                 with one another. However, no group of
                                 affiliated borrowers are obligors on mortgage
                                 loans representing more than 6.5% of the
                                 initial pool balance. In addition, tenants in
                                 certain mortgaged properties also may be
                                 tenants in other mortgaged properties, and
                                 certain tenants may be owned by affiliates of
                                 the borrowers or otherwise related to or
                                 affiliated with a borrower. There are also
                                 several cases in which a particular entity is a
                                 tenant at multiple mortgaged properties, and
                                 although it may not be a significant tenant (as
                                 described in Annex A1 to this prospectus
                                 supplement) at any such mortgaged property, it
                                 may be significant to the successful
                                 performance of such mortgaged properties.
                                 Additionally, in certain cases a management
                                 company may manage more than one mortgaged
                                 property.

                                      S-54

                                 In such circumstances, any adverse
                                 circumstances relating to a borrower or tenant
                                 or a respective affiliate and affecting one of
                                 the related mortgage loans or mortgaged
                                 properties could arise in connection with the
                                 other related mortgage loans or mortgaged
                                 properties. In particular, the bankruptcy or
                                 insolvency of any such borrower or tenant or
                                 respective affiliate could have an adverse
                                 effect on the operation of all of the related
                                 mortgaged properties and on the ability of
                                 such related mortgaged properties to produce
                                 sufficient cash flow to make required payments
                                 on the related mortgage loans. For example, if
                                 a person that owns or directly or indirectly
                                 controls several mortgaged properties
                                 experiences financial difficulty at one
                                 mortgaged property, it could defer maintenance
                                 at one or more other mortgaged properties in
                                 order to satisfy current expenses with respect
                                 to the mortgaged property experiencing
                                 financial difficulty. That person could also
                                 attempt to avert foreclosure by filing a
                                 bankruptcy petition that might have the effect
                                 of interrupting monthly payments for an
                                 indefinite period on all the related mortgage
                                 loans. See "Certain Legal Aspects of Mortgage
                                 Loans--Bankruptcy Laws" in the accompanying
                                 prospectus.

                                 In addition, a number of the borrowers under
                                 the mortgage loans are limited or general
                                 partnerships. Under certain circumstances, the
                                 bankruptcy of the general partner in a
                                 partnership may result in the dissolution of
                                 such partnership. The dissolution of a
                                 borrower partnership, the winding-up of its
                                 affairs and the distribution of its assets
                                 could result in an acceleration of its payment
                                 obligations under the related mortgage loan.

THE GEOGRAPHIC CONCENTRATION OF
 MORTGAGED PROPERTIES MAY
 ADVERSELY AFFECT PAYMENT ON YOUR
 CERTIFICATES.................   A concentration of mortgaged properties in a
                                 particular state or region increases the
                                 exposure of the mortgage pool to any adverse
                                 economic developments that may occur in such
                                 state or region, conditions in the real estate
                                 market where the mortgaged properties securing
                                 the related mortgage loans are located, changes
                                 in governmental rules and fiscal polices, acts
                                 of nature, including floods, tornadoes and
                                 earthquakes (which may result in uninsured
                                 losses and which may cause adverse impacts to a
                                 mortgaged property directly or indirectly by
                                 disrupting travel patterns and/or the area's
                                 economy), and other factors which are beyond
                                 the control of the borrowers.

                                 The geographic concentration of the mortgaged
                                 properties relating to 5.0% or more of the
                                 initial balance as of the cut-off date is as
                                 set forth in the following table:

                                      S-55

                                                       NUMBER OF     AGGREGATE        % OF
                                                       MORTGAGED   CUT-OFF DATE   INITIAL POOL
                                 LOCATION              PROPERTIES    BALANCE(1)      BALANCE
                                 -------------------- ------------ -------------- -------------

                                  California ........      91       $555,850,115       20.3%
                                    Southern(2) .....      57       $494,838,200       18.0%
                                    Northern(2) .....      34       $ 61,011,915        2.2%
                                  New York ..........      17       $441,870,496       16.1%
                                  Texas .............      91       $312,424,982       11.4%

                                  ----------
                                  (1)   Because this table represents
                                        information relating to the mortgaged
                                        properties and not the mortgage loans,
                                        the information for mortgage loans
                                        secured by more than one mortgaged
                                        property is based on allocated loan
                                        amounts (generally allocating the
                                        mortgage loan principal amount to each
                                        of those mortgaged properties by
                                        appraised values of the mortgaged
                                        properties if not otherwise specified
                                        in the related note or loan agreement).
                                        Those amounts are set forth in Annex A1
                                        to this prospectus supplement.

                                  (2)   Northern California mortgaged
                                        properties have a zip code greater than
                                        or equal to 93600. Southern California
                                        mortgaged properties have a zip code
                                        less than 93600.

                                 The remaining mortgaged properties are located
                                 throughout 38 other states and the District of
                                 Columbia, with no more than 4.6% of the
                                 initial pool balance secured by mortgaged
                                 properties located in any such jurisdiction.

CERTAIN LOCATION-SPECIFIC
 CONSIDERATIONS --
 CALIFORNIA....................  Ninety-one of the mortgaged properties, representing 20.3% of the initial pool balance
                                 are located in California. Mortgage loans
                                 secured by mortgaged properties located in
                                 California are generally secured by deeds of
                                 trust on the related real estate. Foreclosure
                                 of a deed of trust in California may be
                                 accomplished by a non-judicial trustee's sale
                                 under a specific provision in the deed of trust
                                 or by judicial foreclosure. Public notice of
                                 either the trustee's sale or the judgment of
                                 foreclosure is given for a statutory period of
                                 time after which the mortgaged property may be
                                 sold by the trustee, if foreclosed pursuant to
                                 the trustee's power of sale or by a court
                                 appointed sheriff under a judicial foreclosure.
                                 Following a judicial foreclosure sale, the
                                 borrower or its successor in interest may, for
                                 a period of up to one year, redeem the
                                 property. California's "one action rule"
                                 requires the mortgagee to exhaust the security
                                 afforded under the deed of trust by foreclosure
                                 in an attempt to satisfy the full debt before
                                 bringing a personal action (if otherwise
                                 permitted) against the borrower for recovery of
                                 the debt, except in certain cases involving
                                 environmentally impaired real property. See
                                 "Risk Factors--Risks Related to the Mortgage
                                 Loans--One-Action Rules May Limit Remedies" in
                                 this prospectus supplement. California case law
                                 has held that acts such as an offset of an
                                 unpledged account constitute violations of such
                                 statutes. Violations of such statutes may
                                 result in the loss of some or all of the
                                 security under the mortgage loan. Other
                                 statutory provisions in California limit any
                                 deficiency judgment

                                      S-56

                                 (if otherwise permitted) against the borrower
                                 following a foreclosure to the amount by which
                                 the indebtedness exceeds the fair value at the
                                 time of the public sale and in no event
                                 greater than the difference between the
                                 foreclosure sale price and the amount of the
                                 indebtedness. Further, under California law,
                                 once a property has been sold pursuant to a
                                 power of sale clause contained in a deed of
                                 trust, the mortgagee is precluded from seeking
                                 a deficiency judgment from the related
                                 borrower or, under certain circumstances,
                                 guarantors. California statutory provisions
                                 regarding assignments of rents and leases
                                 require that a mortgagee whose loan is secured
                                 by such an assignment must exercise a remedy
                                 with respect to rents as authorized by statute
                                 to establish its right to receive the rents
                                 after an event of default. Among the remedies
                                 authorized by statute is the mortgagee's right
                                 to have a receiver appointed under certain
                                 circumstances.

CERTAIN LOCATION-SPECIFIC
 CONSIDERATIONS -- NEW YORK...   Seventeen of the mortgaged properties,
                                 representing 16.1% of the initial pool balance,
                                 are located in New York. New York law requires
                                 a mortgagee to elect either a foreclosure
                                 action or a personal action against the
                                 borrower, and to exhaust the security under the
                                 mortgage, or exhaust its personal remedies
                                 against the borrower, before it may bring the
                                 other such action. The practical effect of the
                                 election requirement is that lenders will
                                 usually proceed first against the security
                                 rather than bringing personal action against
                                 the borrower. Other statutory provisions limit
                                 any deficiency judgment against the former
                                 borrower following a judicial sale to the
                                 excess of the outstanding debt over the fair
                                 market value of the property at the time of the
                                 public sale. The purpose of these statutes is
                                 generally to prevent a mortgagee from obtaining
                                 a large deficiency judgment against the former
                                 borrower as a result of low bids or the absence
                                 of bids at the judicial sale.

CERTAIN LOCATION-SPECIFIC
 CONSIDERATIONS -- TEXAS......   Ninety-one of the mortgaged properties,
                                 representing 11.4% of the initial pool balance,
                                 are located in Texas. Texas law does not
                                 require that a lender must bring a foreclosure
                                 action before being entitled to sue on a note.
                                 Texas does not restrict a lender from seeking a
                                 deficiency judgment. The delay inherent in
                                 obtaining a judgment generally causes the
                                 secured lender to file a suit seeking a
                                 judgment on the debt and to proceed
                                 simultaneously with non-judicial foreclosure of
                                 the real property collateral. The desirability
                                 of non-judicial foreclosure of real property is
                                 further supported by the certain and defined
                                 non-judicial foreclosure procedures. In order
                                 to obtain a deficiency judgment, a series of
                                 procedural and substantive requirements must be
                                 satisfied, and the deficiency determination is
                                 subject to the borrower's defense (and, if

                                      S-57

                                 successful, right of offset) that the fair
                                 market value of the property at the time of
                                 foreclosure was greater than the foreclosure
                                 bid. However, the availability of a deficiency
                                 judgment is limited in the case of a mortgage
                                 loan because of the limited nature of its
                                 recourse liabilities.

MORTGAGE LOANS WITH HIGHER THAN
 AVERAGE PRINCIPAL BALANCES MAY
 CREATE MORE RISK OF LOSS.....   Concentrations in a pool of mortgage loans
                                 with larger than average balances can result in
                                 losses that are more severe, relative to the
                                 size of the pool, than would be the case if the
                                 aggregate balance of such pool were more evenly
                                 distributed. In this regard:

                                 o with respect to 36 mortgage loans,
                                   representing 71.1% of the initial pool
                                   balance, the cut-off date balances are
                                   higher than the average cut-off date
                                   balance;

                                 o The largest single mortgage loan, by
                                   cut-off date balance, represents
                                   approximately 9.5% of the initial pool
                                   balance, and the largest set of
                                   cross-collateralized mortgage loans
                                   represents in the aggregate approximately
                                   1.0% of the initial pool balance; and

                                 o the ten largest mortgage loans have cut-off
                                   date balances that represent in the
                                   aggregate 43.3% of the initial pool
                                   balance.

CHANGES IN CONCENTRATION MAY
 SUBJECT YOUR CERTIFICATES TO
 GREATER RISK OF LOSS.........   As payments in respect of principal
                                 (including payments in the form of voluntary
                                 principal prepayments, liquidation proceeds (as
                                 described in this prospectus supplement) and
                                 the repurchase prices for any mortgage loans
                                 repurchased due to breaches of representations
                                 or warranties) are received with respect to the
                                 mortgage loans, the remaining mortgage loans as
                                 a group may exhibit increased concentration
                                 with respect to the type of properties,
                                 property characteristics, number of borrowers
                                 and affiliated borrowers and geographic
                                 location. Because principal on the certificates
                                 (other than the Class XW, Class V, Class R-I
                                 and Class R-II Certificates) is generally
                                 payable in sequential order, classes that have
                                 a lower priority with respect to the payment of
                                 principal are relatively more likely to be
                                 exposed to any risks associated with changes in
                                 concentrations.

PREPAYMENT PREMIUMS AND YIELD
 MAINTENANCE CHARGES PRESENT
 SPECIAL RISKS................   As of the Cut-off Date, 138 mortgage loans,
                                 representing 84.6% of the initial pool balance,
                                 are subject to an initial lockout period after
                                 which defeasance is permitted.

                                 In addition, 22 mortgage loans, representing
                                 10.2% of the initial pool balance, are subject
                                 to an initial lockout period after which
                                 prepayment subject to the greater of a yield

                                      S-58

                                 maintenance charge or a 1% prepayment premium
                                 is permitted.

                                 In addition, one mortgage loan, representing
                                 4.6% of the initial pool balance, is not
                                 subject to an initial lockout period but
                                 permits prepayment subject to the greater of a
                                 yield maintenance charge or a 1% prepayment
                                 premium for an initial period of time after
                                 which defeasance is permitted.

                                 In addition, one mortgage loan, representing
                                 0.5% of the initial pool balance, is subject
                                 to an initial lockout period after which
                                 prepayment subject to the greater of a yield
                                 maintenance charge or a 1% prepayment premium
                                 is permitted for a period of time after which
                                 the choice of defeasance or yield maintenance
                                 is permitted.

                                 In addition, one mortgage loan, representing
                                 0.1% of the initial pool balance, is subject
                                 to an initial lockout period after which
                                 defeasance is permitted for a period of time
                                 after which the choice of yield maintenance or
                                 defeasance is permitted.

                                 See "Description of the Mortgage Pool--Certain
                                 Terms and Conditions of the Mortgage
                                 Loans--Prepayment Provisions" in this
                                 prospectus supplement.

                                 Any prepayment premiums or yield maintenance
                                 charges actually collected on the remaining
                                 mortgage loans, which generally permit
                                 voluntary prepayments during particular
                                 periods and, depending on the period, require
                                 the payment of a prepayment premium or yield
                                 maintenance charge with such prepayment, will
                                 be distributed among the respective classes of
                                 certificates in the amounts and in accordance
                                 with the priorities described in this
                                 prospectus supplement under "Description of
                                 the Certificates--Distributions--Distributions
                                 of Prepayment Premiums" in this prospectus
                                 supplement. The depositor, however, makes no
                                 representation as to the collectibility of any
                                 prepayment premium or yield maintenance charge.

                                 See "Certain Legal Aspects of Mortgage
                                 Loans--Default Interest and Limitations on
                                 Prepayments" in the accompanying prospectus.
                                 See "Description of the Mortgage Pool--
                                 Assignment of the Mortgage Loans; Repurchases
                                 and Substitutions" and "--Representations and
                                 Warranties; Repurchases and Substitutions",
                                 "Servicing of the Mortgage Loans--Defaulted
                                 Mortgage Loans; Purchase Option" and
                                 "Description of the Certificates--Termination"
                                 in this prospectus supplement.

                                 Generally, provisions requiring prepayment
                                 premiums or yield maintenance charges may not
                                 be enforceable in some states and under
                                 federal bankruptcy law. Those provisions also
                                 may constitute interest for usury purposes.
                                 Accordingly, we cannot assure you that the
                                 obligation to pay a prepayment premium or
                                 yield

                                      S-59

                                 maintenance charge will be enforceable. Also,
                                 we cannot assure you that foreclosure proceeds
                                 will be sufficient to pay an enforceable
                                 prepayment premium or yield maintenance
                                 charge. Additionally, although the collateral
                                 substitution provisions related to defeasance
                                 do not have the same effect on the
                                 certificateholders as prepayment, we cannot
                                 assure you that a court would not interpret
                                 those provisions as requiring a prepayment
                                 premium or yield maintenance charge. In
                                 certain jurisdictions those collateral
                                 substitution provisions might therefore be
                                 deemed unenforceable or usurious under
                                 applicable law.

                                 We also note the following with respect to
                                 prepayment premiums and yield maintenance
                                 charges:

                                 o liquidation proceeds (as described in this
                                   prospectus supplement) recovered in respect
                                   of any defaulted mortgage loan will, in
                                   general, be applied to cover outstanding
                                   advances prior to being applied to cover
                                   any prepayment premium or yield maintenance
                                   charge due in connection with the
                                   liquidation of such mortgage loan;

                                 o the special servicer may waive a prepayment
                                   premium or yield maintenance charge in
                                   connection with obtaining a pay-off of a
                                   defaulted mortgage loan;

                                 o no prepayment premium or yield maintenance
                                   charge will be payable in connection with
                                   any repurchase of a mortgage loan resulting
                                   from a material breach of representation or
                                   warranty or a material document defect by
                                   the related mortgage loan seller;

                                 o no prepayment premium or yield maintenance
                                   charge will be payable in connection with
                                   the purchase of all of the mortgage loans
                                   and any REO properties by the special
                                   servicer, master servicer or any holder or
                                   holders of certificates evidencing a
                                   majority interest in the controlling class
                                   in connection with the termination of the
                                   trust;

                                 o no prepayment premium or yield maintenance
                                   charge will be payable in connection with
                                   the purchase of defaulted mortgage loans by
                                   the master servicer, special servicer, the
                                   Class KC Certificateholders (with respect
                                   to the KC Pari Passu Note A-1 Component
                                   Mortgage Loan), any mezzanine lender or any
                                   holder or holders of certificates
                                   evidencing a majority interest in the
                                   controlling class; and

                                 o in general, no prepayment premium or yield
                                   maintenance charge is payable with respect
                                   to a prepayment due to casualty or
                                   condemnation.

                                 See "Certain Legal Aspects of Mortgage
                                 Loans--Default Interest and Limitations on
                                 Prepayments" in the accompanying prospectus.
                                 See "Description of the Mortgage
                                 Pool--Assignment of the Mortgage Loans;

                                      S-60

                                 Repurchases and Substitutions" and
                                 "--Representations and Warranties; Repurchases
                                 and Substitutions", "Servicing of the Mortgage
                                 Loans--Defaulted Mortgage Loans; Purchase
                                 Option" and "Description of the
                                 Certificates--Termination" in this prospectus
                                 supplement.

THE OPERATION OF A MORTGAGED
 PROPERTY UPON FORECLOSURE OF THE
 RELATED MORTGAGE LOAN MAY AFFECT
 TAX STATUS...................   If the trust were to acquire a mortgaged
                                 property subsequent to a default on the related
                                 mortgage loan pursuant to a foreclosure or deed
                                 in lieu of foreclosure, the special servicer
                                 would be required to retain an independent
                                 contractor to operate and manage the mortgaged
                                 property. Among other things, the independent
                                 contractor would not be permitted to perform
                                 construction work on the mortgaged property
                                 unless such construction generally was at least
                                 10% complete at the time default on the related
                                 mortgage loan became imminent. In addition, any
                                 net income from such operation and management,
                                 other than qualifying "rents from real
                                 property" (as defined in Section 856(d) of the
                                 Internal Revenue Code of 1986, as amended), or
                                 any rental income based on the net profits of a
                                 tenant or sub-tenant or allocable to a service
                                 that is non-customary in the area and for the
                                 type of building involved, will subject the
                                 trust fund to federal (and possibly state or
                                 local) tax on such income at the highest
                                 marginal corporate tax rate (currently 35%),
                                 thereby reducing net proceeds available for
                                 distribution to certificateholders. In
                                 addition, if the trust were to acquire one or
                                 more mortgaged properties pursuant to a
                                 foreclosure or deed in lieu of foreclosure,
                                 upon acquisition of those mortgaged properties,
                                 the trust may be required in certain
                                 jurisdictions, particularly in New York, to pay
                                 state or local transfer or excise taxes upon
                                 liquidation of such mortgaged properties. Such
                                 state or local taxes may reduce net proceeds
                                 available for distribution to the
                                 certificateholders.

PROPERTY VALUE MAY BE ADVERSELY
 AFFECTED EVEN WHEN CURRENT
 OPERATING INCOME IS NOT......   Various factors may adversely affect the
                                 value of a mortgaged property without affecting
                                 the property's current net operating income.
                                 These factors include, among others:

                                  o the existence of, or changes in,
                                    governmental regulations, fiscal policy,
                                    zoning or tax laws;

                                  o potential environmental legislation or
                                    liabilities or other legal liabilities;

                                  o the availability of refinancing;

                                  o changes in interest rate levels; and

                                      S-61

                                  o reduction in, or loss of, real estate tax
                                    abatements, exemptions, tax incremental
                                    financing arrangements, or similar
                                    benefits.

LEASEHOLD INTERESTS ARE SUBJECT
 TO TERMS OF THE LEASE........   Thirteen mortgage loans, representing 10.5%
                                 of the initial pool balance as of the cut-off
                                 date, are secured, in whole or in part, by a
                                 mortgage on a ground lease. Leasehold mortgages
                                 are subject to certain risks not associated
                                 with mortgage loans secured by the fee estate
                                 of the mortgagor. The most significant of these
                                 risks is that the lease may terminate if, among
                                 other reasons, the lessee breaches or defaults
                                 in its obligations under the lease or there is
                                 a bankruptcy of the lessee or the lessor.
                                 Accordingly, a leasehold mortgagee may lose the
                                 collateral securing its leasehold mortgage. In
                                 addition, although the consent of the lessor
                                 generally will not be required for foreclosure,
                                 the terms and conditions of a leasehold
                                 mortgage may be subject to the terms and
                                 conditions of the lease, and the rights of a
                                 lessee or a leasehold mortgagee with respect
                                 to, among other things, insurance, casualty and
                                 condemnation may be affected by the provisions
                                 of the lease.

                                 In Precision Indus. v. Qualitech Steel SBQ,
                                 LLC, 327 F.3d 537 (7th Cir. 2003), the United
                                 States Court of Appeals for the Seventh
                                 Circuit ruled with respect to an unrecorded
                                 lease of real property that where a statutory
                                 sale of the fee interest in leased property
                                 occurs under Section 363(f) of the Bankruptcy
                                 Code (11 U.S.C.  Section  363(f)) upon the
                                 bankruptcy of a landlord, such sale terminates
                                 a lessee's possessory interest in the
                                 property, and the purchaser assumes title free
                                 and clear of any interest, including any
                                 leasehold estates.

                                 Generally, each related lease requires the
                                 lessor to give the mortgagee notice of the
                                 borrower's defaults under the lease and an
                                 opportunity to cure them; permits the
                                 leasehold interest to be assigned to the
                                 mortgagee or the purchaser at a foreclosure
                                 sale (in some cases only upon the consent of
                                 the lessor) and contains certain other
                                 protective provisions typically included in a
                                 "mortgageable" ground lease. Additionally,
                                 certain of the ground leases permit the
                                 related borrower to purchase the fee interest
                                 in the leased property upon payment of a
                                 nominal amount.

                                 Upon the bankruptcy of a lessor or a lessee
                                 under a ground lease, the debtor entity has
                                 the right to assume or reject the lease. If a
                                 debtor lessor rejects the lease, the lessee
                                 has the right to remain in possession of its
                                 leased premises for the rent otherwise payable
                                 under the lease for the term of the lease
                                 (including renewals). If a debtor
                                 lessee/borrower rejects any or all of the
                                 lease, the leasehold lender could succeed to
                                 the lessee/borrower's

                                      S-62

                                 position under the lease only if the lessor
                                 specifically grants the lender such right. If
                                 both the lessor and the lessee/borrowers are
                                 involved in bankruptcy proceedings, the
                                 trustee may be unable to enforce the bankrupt
                                 lessee/borrower's right to refuse to treat a
                                 ground lease rejected by a bankrupt lessor as
                                 terminated. In such circumstances, a lease
                                 could be terminated notwithstanding lender
                                 protection provisions contained therein or in
                                 the mortgage.

                                 Most of the ground leases securing the
                                 mortgaged properties provide that the ground
                                 rent increases during the term of the lease.
                                 These increases may adversely affect the cash
                                 flow and net income of the borrower from the
                                 mortgaged property.

CONDOMINIUM OWNERSHIP MAY LIMIT
 USE AND IMPROVEMENTS.........   With respect to six mortgage loans,
                                 representing 12.7% of the initial pool balance
                                 as of the cut-off date, the related mortgage is
                                 secured by an interest in a condominium. In the
                                 case of condominiums, a board of managers
                                 generally has discretion to make decisions
                                 affecting the condominium building and there
                                 may be no assurance that the borrower under a
                                 mortgage loan secured by one or more interests
                                 in that condominium will have any control over
                                 decisions made by the related board of
                                 managers. Thus, decisions made by that related
                                 board of managers, including regarding
                                 assessments to be paid by the unit owners,
                                 insurance to be maintained on the condominium
                                 building and many other decisions affecting the
                                 maintenance, repair and, in the event of a
                                 casualty or condemnation, restoration of that
                                 building, may have a significant impact on the
                                 mortgage loans in the trust fund that are
                                 secured by mortgaged properties consisting of
                                 such condominium interests. There can be no
                                 assurance that the related board of managers
                                 will always act in the best interests of the
                                 borrower under those mortgage loans. Further,
                                 due to the nature of condominiums, a default
                                 under the related mortgage loan will not allow
                                 the special servicer the same flexibility in
                                 realizing on the collateral as is generally
                                 available with respect to properties that are
                                 not condominiums. The rights of other unit
                                 owners, the documents governing the management
                                 of the condominium units and the state and
                                 local laws applicable to condominium units must
                                 be considered. In addition, in the event of a
                                 casualty with respect to such a mortgaged
                                 property, due to the possible existence of
                                 multiple loss payees on any insurance policy
                                 covering that mortgaged property, there could
                                 be a delay in the allocation of related
                                 insurance proceeds, if any. Consequently,
                                 servicing and realizing upon the collateral
                                 described above could subject the
                                 certificateholders to a greater delay, expense
                                 and risk than with respect to a

                                      S-63

                                 mortgage loan secured by a property that is
                                 not a condominium.

INFORMATION REGARDING THE MORTGAGE
 LOANS IS LIMITED.............   The information set forth in this prospectus
                                 supplement with respect to the mortgage loans
                                 is derived principally from one or more of the
                                 following sources:

                                  o a review of the available credit and legal
                                    files relating to the mortgage loans;

                                  o inspections of each mortgaged property with
                                    respect to the applicable mortgage loan
                                    undertaken by or on behalf of a mortgage
                                    loan seller;

                                  o generally, unaudited operating statements
                                    for the mortgaged properties related to the
                                    mortgage loans supplied by the borrowers;

                                  o appraisals for the mortgaged properties
                                    related to the mortgage loans that
                                    generally were performed in connection with
                                    origination (which appraisals were used in
                                    presenting information regarding the
                                    cut-off date loan-to-value ratios of such
                                    mortgaged properties as of the cut-off date
                                    under "Description of the Mortgage Pool"
                                    and in Annex A1 to this prospectus
                                    supplement for illustrative purposes only);

                                  o engineering reports and environmental
                                    reports for the mortgaged properties
                                    related to the mortgage loans that
                                    generally were prepared in connection with
                                    origination; and

                                  o information supplied by entities from which
                                    a mortgage loan seller acquired, or which
                                    currently service, certain of the mortgage
                                    loans.

                                 All of the mortgage loans were originated
                                 during the 12 months prior to the cut-off
                                 date, except for Loan Nos. 57467, 57834,
                                 57835, 57837 and 57887 (representing 0.9%,
                                 0.4%, 0.4%, 0.2% and 0.0% of the initial pool
                                 balance, respectively). Of these mortgage
                                 loans, several mortgage loans constitute
                                 acquisition financing. Accordingly, limited or
                                 no operating information is available with
                                 respect to the related mortgaged property. In
                                 addition, certain properties may allow for the
                                 substitution of a part or all of the mortgaged
                                 property, subject to various conditions. See
                                 "Description of the Mortgage Pool--Release or
                                 Substitution of Properties" in this prospectus
                                 supplement. Accordingly, no information is
                                 presently available with respect to a property
                                 that may be substituted for a mortgaged
                                 property.

BORROWER LITIGATION MAY AFFECT
 TIMING OR PAYMENT ON YOUR
 CERTIFICATES.................   Certain borrowers and the principals of
                                 certain borrowers and/or managers may have been
                                 involved in bankruptcy,

                                      S-64

                                 foreclosure or similar proceedings or have
                                 otherwise been parties to real estate-related
                                 litigation.

                                 There may also be other legal proceedings
                                 pending and, from time to time, threatened
                                 against the borrowers and their affiliates
                                 relating to the business of or arising out of
                                 the ordinary course of business of the
                                 borrowers and their affiliates. We cannot
                                 assure you that such litigation will not have
                                 a material adverse effect on the distributions
                                 to certificateholders.

                                 With respect to one mortgage loan (Loan No.
                                 20051342), representing approximately 1.4% of
                                 the initial pool balance, the borrower is
                                 currently negotiating a settlement of a suit
                                 with its former franchisor over management
                                 fees due under a terminated management
                                 agreement. The franchisor allegedly offered to
                                 accept payment of $1,350,000 in settlement of
                                 the related action. The settlement offer
                                 expired without being accepted by the borrower
                                 and the parties are still negotiating. At
                                 origination, the borrower funded a reserve in
                                 the amount of $2,700,000, as additional
                                 security for the related mortgage loan, that
                                 may, at the lender's option, be applied
                                 towards any direct or indirect losses relating
                                 to this action. We cannot assure you that any
                                 action, whether or not settled, would not have
                                 a material adverse effect on your
                                 certificates.

                                 With respect to one mortgage loan (Loan No.
                                 20051176), representing approximately 0.4% of
                                 the initial pool balance, Triple Net
                                 Properties, LLC ("Triple Net Properties,
                                 LLC"), is the sponsor of the related borrower
                                 and an affiliate is the property manager.
                                 Triple Net Properties, LLC has advised the
                                 related mortgage loan seller that the SEC
                                 commenced an investigation regarding certain
                                 of its activities. In its filings with the
                                 SEC, G REIT, Inc., a public company affiliated
                                 with Triple Net Properties, LLC, indicated
                                 that the SEC requested information relating to
                                 disclosure in securities offerings and
                                 exemptions from the registration requirements
                                 of the Securities Act of 1933, as amended, for
                                 the private offerings in which Triple Net
                                 Properties, LLC and its affiliated entities
                                 were involved and exemptions from the
                                 registration requirements of the Securities
                                 Exchange Act of 1934, as amended, for several
                                 entities. In a recent filing with the SEC, G
                                 REIT, Inc. indicated that the information
                                 disclosed in connection with these securities
                                 offerings relating to the prior performance of
                                 all public and non-public investment programs
                                 sponsored by Triple Net Properties, LLC
                                 contained certain errors. G REIT, Inc.
                                 reported that these errors included the
                                 following: (i) the prior performance tables
                                 included in the offering documents were stated
                                 to be presented on a GAAP basis but generally
                                 were not, (ii) a number of the prior
                                 performance data figures were themselves
                                 erroneous,

                                      S-65

                                 even as presented on a tax or cash basis and
                                 (iii) with respect to certain programs
                                 sponsored by Triple Net Properties, LLC, where
                                 Triple Net Properties, LLC invested either
                                 alongside or in other programs sponsored by
                                 Triple Net Properties, LLC, the nature and
                                 results of these investments were not fully
                                 and accurately disclosed in the tables,
                                 resulting in an overstatement of Triple Net's
                                 program and aggregate portfolio operating
                                 results. We cannot assure you that G REIT,
                                 Inc. or Triple Net Properties, LLC will be
                                 able to adequately address these disclosure
                                 issues or that these investigations will not
                                 result in fines, penalties or administrative
                                 remedies or otherwise have an adverse effect
                                 on the performance, operations or financial
                                 condition of G REIT, Inc. or Triple Net
                                 Properties, LLC. In addition, we cannot assure
                                 you that if litigation were to commence or
                                 security holders were to assert claims related
                                 to the foregoing, it would not have a material
                                 adverse effect on your certificates.

RELIANCE ON A SINGLE TENANT OR A
 SMALL GROUP OF TENANTS MAY
 INCREASE THE RISK OF LOSS....   With respect to 14 mortgaged properties,
                                 representing 3.1% of the initial pool balance
                                 as of the cut-off date, the mortgaged property
                                 is leased to a single tenant. A deterioration
                                 in the financial condition of a tenant can be
                                 particularly significant if a mortgaged
                                 property is leased to a single tenant or a
                                 small number of tenants. Mortgaged properties
                                 leased to a single tenant or a small number of
                                 tenants also are more susceptible to
                                 interruptions of cash flow if a tenant fails to
                                 renew its lease. This is because the financial
                                 effect of the absence of rental income may be
                                 severe; more time may be required to relet the
                                 space; and substantial capital costs may be
                                 incurred to make the space appropriate for
                                 replacement tenants. In this regard, see "Risk
                                 Factors--Risks Related to the Mortgage
                                 Loans--Particular Property Types Present
                                 Special Risks--Office Properties" and "--Retail
                                 Properties" in this prospectus supplement.

                                 Office and retail properties also may be
                                 adversely affected if there is a concentration
                                 of particular tenants among the mortgaged
                                 properties or of tenants in a particular
                                 business or industry.

MORTGAGED PROPERTIES WITH TENANTS
 PRESENT SPECIAL RISK.........   The income from, and market value of, the
                                 mortgaged properties leased to various tenants
                                 would be adversely affected if:

                                  o space in the mortgaged properties could not
                                    be leased or relet;

                                  o tenants were unable to meet their lease
                                    obligations;

                                  o leasing or re-leasing is restricted by
                                    exclusive rights of tenants to lease the
                                    mortgaged properties or other

                                      S-66

                                   covenants not to lease space for certain uses
                                   or activities, or covenants limiting the
                                   types of tenants to which space may be
                                   leased;

                                 o substantial re-leasing costs were required
                                   and/or the cost of performing landlord
                                   obligations under existing leases materially
                                   increased;

                                 o a significant tenant were to become a
                                   debtor in a bankruptcy case; or

                                 o rental payments could not be collected for
                                   any other reason.

                                 Repayment of the mortgage loans secured by
                                 retail, offices and industrial and warehouse
                                 properties will be affected by the expiration
                                 of leases and the ability of the respective
                                 borrowers to renew the leases or relet the
                                 space on comparable terms. In addition, if a
                                 significant portion of tenants have leases
                                 which expire near or at maturity of the
                                 related mortgage loan, then it may make it
                                 more difficult for the related borrower to
                                 seek refinancing or make any applicable
                                 balloon payment. Certain of the mortgaged
                                 properties may be leased in whole or in part
                                 by government-sponsored tenants who have the
                                 right to cancel their leases at any time or
                                 for lack of appropriations. Other tenants may
                                 have the right to cancel or terminate their
                                 leases prior to the expiration of the lease
                                 term or upon the occurrence of certain events
                                 including, but not limited to, the loss of an
                                 anchor tenant at the mortgaged property.
                                 Additionally, mortgage loans may have
                                 concentrations of leases expiring at varying
                                 rates in varying percentages.

                                 Even if vacated space is successfully relet,
                                 the costs associated with reletting, including
                                 tenant improvements and leasing commissions,
                                 could be substantial and could reduce cash
                                 flow from the mortgaged properties. Moreover,
                                 if a tenant defaults in its obligations to a
                                 borrower, the borrower may incur substantial
                                 costs and experience significant delays
                                 associated with enforcing its rights and
                                 protecting its investment, including costs
                                 incurred in renovating and reletting the
                                 property.

                                 In addition, certain mortgaged properties may
                                 have tenants that are paying rent but are not
                                 in occupancy or may have vacant space that is
                                 not leased, and in certain cases, the
                                 occupancy percentage could be less than 80%.
                                 Any "dark" space at or near the mortgaged
                                 property may cause the mortgaged property to
                                 be less desirable to other potential tenants
                                 or the related tenant may be more likely to
                                 default in its obligations under the lease. We
                                 cannot assure you that those tenants will
                                 continue to fulfill their lease obligations or
                                 that the space will be relet.

                                 Certain tenants may be owned by affiliates of
                                 the related borrower or otherwise related to
                                 or affiliated with the

                                      S-67

                                 borrower. The interests of the borrower acting
                                 as a tenant may conflict with the borrower's
                                 interests under the related loan documents and
                                 may be adverse to the interests of the
                                 certificateholders. For instance, it is more
                                 likely a landlord will waive lease conditions
                                 for an affiliated tenant than it would for an
                                 unaffiliated tenant. In some cases this
                                 affiliated tenant is physically occupying
                                 space related to its business; in other cases,
                                 the affiliated tenant is a tenant under a
                                 master lease with the borrower, under which
                                 the borrower tenant is obligated to make rent
                                 payments but does not occupy any space at the
                                 mortgaged property. These master leases are
                                 typically used to bring occupancy to a
                                 "stabilized" level but may not provide
                                 additional economic support for the mortgage
                                 loan. There can be no assurance the space
                                 "leased" by this borrower affiliate will
                                 eventually be occupied by third party tenants.

                                 Additionally, in certain jurisdictions, if
                                 tenant leases are subordinated to the liens
                                 created by the mortgage but do not contain
                                 attornment provisions (provisions requiring
                                 the tenant to recognize as landlord under the
                                 lease a successor owner following
                                 foreclosure), the leases may terminate upon
                                 the transfer of the property to a foreclosing
                                 lender or purchaser at foreclosure.
                                 Accordingly, if a mortgaged property is
                                 located in such a jurisdiction and is leased
                                 to one or more desirable tenants under leases
                                 that are subordinate to the mortgage and do
                                 not contain attornment provisions, such
                                 mortgaged property could experience a further
                                 decline in value if such tenants' leases were
                                 terminated.

                                 With respect to certain of the mortgage loans,
                                 the related borrower has given to certain
                                 tenants or others an option to purchase, a
                                 right of first refusal or a right of first
                                 offer to purchase all or a portion of the
                                 mortgaged property in the event a sale is
                                 contemplated, and such right is not
                                 subordinate to the related mortgage. This may
                                 impede the mortgagee's ability to sell the
                                 related mortgaged property at foreclosure, or,
                                 upon foreclosure, this may affect the value
                                 and/or marketability of the related mortgaged
                                 property.

MORTGAGED PROPERTIES WITH MULTIPLE
 TENANTS MAY INCREASE RELETTING
 COSTS AND REDUCE CASH FLOW...   If a mortgaged property has multiple tenants,
                                 reletting expenditures may be more frequent
                                 than in the case of mortgaged properties with
                                 fewer tenants, thereby reducing the cash flow
                                 available for debt service payments.
                                 Multi-tenanted mortgaged properties also may
                                 experience higher continuing vacancy rates and
                                 greater volatility in rental expenses.

TENANCIES IN COMMON MAY HINDER
 OR DELAY RECOVERY............   With respect to 17 mortgage loans,
                                 representing 7.2% of the initial pool balance
                                 as of the cut-off date, the

                                      S-68

                                 borrowers own the related mortgaged property
                                 as tenants in common. These mortgage loans may
                                 be subject to prepayment, including during
                                 periods when prepayment might otherwise be
                                 prohibited, as a result of partition. Although
                                 some of the related borrowers have purported
                                 to waive any right of partition, we cannot
                                 assure you that any such waiver would be
                                 enforced by a court of competent jurisdiction.

                                 In general, with respect to a tenant in common
                                 ownership structure, each tenant in common
                                 owns an undivided share in the property and if
                                 such tenant in common desires to sell its
                                 interest in the property (and is unable to
                                 find a buyer or otherwise needs to force a
                                 partition) such tenant in common has the
                                 ability to request that a court order a sale
                                 of the property and distribute the proceeds to
                                 each tenant in common proportionally. As a
                                 result, if a borrower exercises such right of
                                 partition, the related mortgage loans may be
                                 subject to prepayment. In addition, the tenant
                                 in common structure may cause delays in the
                                 enforcement of remedies; this may occur, for
                                 example, because of procedural or substantive
                                 issues resulting from the existence of
                                 multiple borrowers under the related loan,
                                 such as in bankruptcy, in which circumstance,
                                 each time a tenant in common borrower files
                                 for bankruptcy, the bankruptcy court stay will
                                 be reinstated.

                                 In some cases, the related borrower is a
                                 special purpose entity (in some cases
                                 bankruptcy remote), reducing the risk of
                                 bankruptcy. There can be no assurance that a
                                 bankruptcy proceeding by a single tenant in
                                 common borrower will not delay enforcement of
                                 this pooled mortgage loan. Additionally, in
                                 some cases, subject to the terms of the
                                 related mortgage loan documents, a borrower or
                                 a tenant-in-common borrower may assign its
                                 interests to one or more tenant-in-common
                                 borrowers. Such change to, or increase in, the
                                 number of tenant-in-common borrowers increases
                                 the risks related to this ownership structure.

TENANT BANKRUPTCY ADVERSELY AFFECTS
 PROPERTY PERFORMANCE.........   The bankruptcy or insolvency of a major
                                 tenant, or a number of smaller tenants, in
                                 retail, office, industrial and warehouse
                                 properties may adversely affect the income
                                 produced by a mortgaged property. Under the
                                 federal bankruptcy code a tenant has the option
                                 of assuming or rejecting any unexpired lease.
                                 If the tenant rejects the lease, the landlord's
                                 claim for breach of the lease would be a
                                 general unsecured claim against the tenant
                                 (absent collateral securing the claim). The
                                 claim would be limited to the unpaid rent
                                 reserved under the lease for the periods prior
                                 to the bankruptcy petition (or earlier
                                 surrender of the leased premises) which are
                                 unrelated to the rejection, plus the greater of
                                 one year's rent or 15% of

                                      S-69

                                 the remaining reserved rent (but not more than
                                 three year's rent). There are several cases in
                                 which one or more tenants at a mortgaged
                                 property have declared bankruptcy. We cannot
                                 assure you that any such tenant will affirm
                                 its lease.

ONE ACTION RULES MAY LIMIT
 REMEDIES.....................   Several states (including California) have
                                 laws that prohibit more than one "judicial
                                 action" to enforce a mortgage obligation, and
                                 some courts have construed the term "judicial
                                 action" broadly. Accordingly, the special
                                 servicer is required to obtain advice of
                                 counsel prior to enforcing any of the trust
                                 fund's rights under any of the mortgage loans
                                 that include mortgaged properties where the
                                 rule could be applicable.

PROPERTY INSURANCE MAY NOT PROTECT
 YOUR CERTIFICATES FROM LOSS IN THE
 EVENT OF CASUALTY OR LOSS....   The mortgage loan documents for each of the
                                 mortgage loans generally require the borrower
                                 to maintain, or cause to be maintained,
                                 specified property and liability insurance. The
                                 mortgaged properties may suffer casualty losses
                                 due to risks which were not covered by
                                 insurance or for which insurance coverage is
                                 inadequate. We cannot assure you that borrowers
                                 will be able to maintain adequate insurance.
                                 Moreover, if reconstruction or any major
                                 repairs are required, changes in laws or
                                 economic circumstances may materially affect
                                 the borrower's ability to effect any
                                 reconstruction or major repairs or may
                                 materially increase the costs of the
                                 reconstruction or repairs. In addition certain
                                 of the mortgaged properties are located in
                                 California, Washington, Texas, Utah, Nevada and
                                 along the Southeastern coastal and Gulf Coast
                                 areas of the United States. These areas have
                                 historically been at greater risk regarding
                                 acts of nature (such as earthquakes, floods and
                                 hurricanes) than other states. In particular,
                                 although it is too soon to assess the full
                                 impact of recent hurricanes on the United
                                 States and local economies, in the short term,
                                 the storms are expected to have a material
                                 adverse effect on the local economies and
                                 income producing real estate in the affected
                                 areas. Areas affected by a severe storm can
                                 suffer severe flooding, wind and water damage,
                                 forced evacuations, lawlessness, contamination,
                                 gas leaks and fire and environmental damage.
                                 The devastation caused by severe storms like
                                 recent hurricanes can also lead to a general
                                 economic downturn, including increased oil
                                 prices, loss of jobs, regional disruptions in
                                 travel, transportation and tourism and a
                                 decline in real estate-related investments, in
                                 particular, in the areas most directly damaged
                                 by the storms. Specifically, there can be no
                                 assurance that displaced residents of the
                                 affected areas will return, that the economies
                                 in the affected areas will recover sufficiently
                                 to support income producing real

                                      S-70

                                 estate at pre-storm levels or that the costs
                                 of clean-up will not have a material adverse
                                 effect on the national economy. The mortgage
                                 loans do not generally require the borrowers
                                 to maintain earthquake or windstorm insurance.

                                 After the terrorist attacks of September 11,
                                 2001, the cost of insurance coverage for acts
                                 of terrorism increased and the availability of
                                 such insurance decreased. In response to this
                                 situation, on November 26, 2002, Congress
                                 enacted the Terrorism Risk Insurance Act of
                                 2002 ("TRIA"), which established a three-year
                                 federal back-stop program under which the
                                 federal government and the insurance industry
                                 will share in the risk of loss associated with
                                 certain future terrorist attacks. Pursuant to
                                 the provisions of TRIA,

                                 o qualifying insurers must offer terrorism
                                   insurance coverage in all property and
                                   casualty insurance policies on terms not
                                   materially different than terms applicable
                                   to other losses,

                                 o the federal government will reimburse
                                   insurers 90% of amounts paid on claims, in
                                   excess of a specified deductible, provided
                                   that aggregate property and casualty
                                   insurance losses resulting from an act of
                                   terrorism exceed $5,000,000,

                                 o the federal government's aggregate insured
                                   losses are limited to $100 billion per
                                   program year,

                                 o reimbursement to insurers will require a
                                   claim based on a loss from a terrorist act
                                   (as specifically defined under TRIA),

                                 o to qualify for reimbursement, an insurer
                                   must have previously disclosed to the
                                   policyholder the premium charged for
                                   terrorism coverage and its share of
                                   anticipated recovery for insured losses
                                   under the federal program, and

                                 o the federal program by its terms terminates
                                   on (unless extended by Congressional
                                   action) December 31, 2005.

                                 In a recently issued (June 30, 2005) Report on
                                 Terrorism Insurance, the U.S. Treasury
                                 Department concluded that the short term
                                 effect of non renewal or non-extension of TRIA
                                 would be a decrease in the availability of
                                 terrorism coverage, higher costs for policies
                                 that could be purchased, and consequently less
                                 coverage being taken up in the market. It
                                 further concluded, however, that over time the
                                 private sector would develop additional
                                 capacity by tapping into the capital markets
                                 and employing risk transfer mechanisms. Prior
                                 to the terrorist attacks in London in July,
                                 the Bush administration had stated that it
                                 would only support extending TRIA if changes
                                 were made to the law to increase the magnitude
                                 of the events that would trigger coverage
                                 under TRIA, increase deductibles and
                                 co-payments, and eliminate some lines of

                                      S-71

                                 insurance altogether. The London terrorist
                                 attacks have reinvigorated the debate over
                                 extension of TRIA, with many insurers and
                                 reinsurers asserting a need to extend TRIA's
                                 back stop provisions. In addition, proposals
                                 for replacing TRIA, including a proposal to
                                 create a pool into which participating
                                 insurers would deposit a part of their written
                                 premiums, are being considered. Whether or not
                                 Congress will act prior to December 31, 2005,
                                 and the nature and extent of any actions it
                                 may take with respect to TRIA, remain to be
                                 seen; there can be no assurance that TRIA will
                                 be extended. Further, if such program is
                                 renewed, it is more likely than not that such
                                 program will not continue under the current
                                 format. In this regard, on November 18, 2005
                                 the Senate voted to renew the TRIA Act. The
                                 bill extends TRIA for an additional two years
                                 and proposes certain significant changes from
                                 the current version. One such change includes
                                 increasing the amount of an event that
                                 triggers coverage under TRIA from the current
                                 $5 million to $50 million (i.e., the Terrorism
                                 Risk Insurance Program would not cover the
                                 first $50 million of loss) through December
                                 2006, with a further increase in the amount of
                                 an event that triggers coverage under TRIA by
                                 an additional $50 million (i.e., the Terrorism
                                 Risk Insurance Program would not cover the
                                 first $100 million of loss) through December
                                 2007. As a result, either the related borrower
                                 would be required (to the extent required by
                                 the mortgage loan documents and to the extent
                                 such coverage is obtainable) to obtain
                                 separate coverage for events that do not meet
                                 the threshold, or such an event would not be
                                 covered. On December 7, 2005, the House of
                                 Representatives voted in favor of extending
                                 TRIA. However, all discrepancies between the
                                 House bill and the Senate bill extending TRIA
                                 must be resolved, prior to such a bill being
                                 presented to the President for his signature.

                                 TRIA only applies to losses resulting from
                                 attacks that have been committed by
                                 individuals on behalf of a foreign person or
                                 foreign interest, and does not cover acts of
                                 purely domestic terrorism. Further, any such
                                 attack must be certified as an act of
                                 terrorism" by the federal government, which
                                 decision is not subject to judicial review. As
                                 a result, insurers may continue to try to
                                 exclude from coverage under their policies
                                 losses resulting from terrorist acts not
                                 covered by the act. Moreover, TRIA still
                                 leaves insurers with high potential exposure
                                 for terrorism-related claims due to the
                                 deductible and co-payment provisions thereof.
                                 Because nothing in TRIA prevents an insurer
                                 from raising premium rates on policyholders to
                                 cover potential losses, or from obtaining
                                 reinsurance coverage to offset its increased
                                 liability, the cost of premiums for such
                                 terrorism insurance coverage is still expected
                                 to be high.

                                      S-72

                                 It is likely, if TRIA of 2002 is not extended
                                 or renewed, that premiums for terrorism
                                 insurance coverage will likely increase and
                                 may not be available at commercially
                                 reasonable rates and/or the terms of such
                                 insurance may be materially amended to enlarge
                                 stated exclusions or to otherwise effectively
                                 decrease the scope of coverage available
                                 (perhaps to the point where it is effectively
                                 not available).

                                 In addition, to the extent that any policies
                                 contain "sunset clauses" (i.e., clauses that
                                 void terrorism coverage if the federal
                                 insurance backstop program is not renewed),
                                 then such policies may cease to provide
                                 terrorism insurance upon the expiration of
                                 TRIA. In addition, TRIA does not require
                                 insureds to purchase such coverage nor does it
                                 stipulate the pricing of such coverage. We
                                 cannot assure you that all of the mortgaged
                                 real properties will be insured against the
                                 risks of terrorism and similar acts. As a
                                 result of any of the foregoing, the amount
                                 available to make distributions on your
                                 certificates could be reduced.

                                 With respect to certain of the mortgage loans
                                 that we intend to include in the trust, the
                                 related loan documents generally provide that
                                 the borrowers are required to maintain
                                 comprehensive all-risk casualty insurance but
                                 may not specify the nature of the specific
                                 risks required to be covered by such insurance
                                 policies. In particular, with respect to four
                                 mortgage loans (identified as Loan Nos.
                                 20051273, 20050961, 59349 and 59213 on Annex
                                 A1 to this prospectus supplement),
                                 representing approximately 1.0% of the
                                 principal balance of the pool as of the
                                 cut-off date, the related loan documents
                                 either do not require the borrower to maintain
                                 terrorism insurance or the related borrower
                                 does not have terrorism insurance in place as
                                 of the cut-off date. Additionally, other loans
                                 that currently require terrorism coverage may
                                 not require such coverage under all
                                 circumstances in the future. For instance,
                                 some of the mortgage loans require terrorism
                                 insurance only if it can be obtained for a
                                 commercially reasonable" amount and/or for an
                                 amount up to a specified premium cap, or if
                                 such exclusions become customary or are not
                                 customarily required by lenders on similar
                                 properties. In other instances, the insurance
                                 policies specifically exclude coverage for
                                 acts of terrorism or the related borrower's
                                 obligation to provide terrorism insurance is
                                 suspended in the event that a tenant elects to
                                 self-insure and satisfies certain eligibility
                                 criteria. Even if the mortgage loan documents
                                 specify that the related borrower must
                                 maintain all-risk casualty insurance or other
                                 insurance that covers acts of terrorism, the
                                 borrower may fail to maintain such insurance
                                 and the master servicer or special servicer
                                 may not enforce such default or cause the
                                 borrower to obtain such insurance if the
                                 special servicer has determined, in accordance
                                 with the servicing standard, that either:

                                      S-73

                                 o such insurance is not available at any
                                   rate, or

                                 o such insurance is not available at
                                   commercially reasonable rates (which
                                   determination, with respect to terrorism
                                   insurance, will be subject to the consent
                                   of the directing certificateholder) and
                                   that such hazards are not at the time
                                   commonly insured against for properties
                                   similar to the mortgaged property and
                                   located in or around the geographic region
                                   in which such mortgaged property is
                                   located.

                                 Additionally, if the related borrower fails to
                                 maintain such insurance (whether or not the
                                 mortgage loan documents specify that such
                                 insurance must be maintained), the master
                                 servicer, or the special servicer, as
                                 applicable, will not be required to maintain
                                 such terrorism insurance coverage if the
                                 special servicer determines, in accordance
                                 with the servicing standard (and subject to
                                 the consent of the directing
                                 certificateholder), that such insurance is not
                                 available for the reasons set forth in (a) or
                                 (b) of the preceding sentence.

                                 Furthermore, at the time existing insurance
                                 policies are subject to renewal, there is no
                                 assurance that terrorism insurance coverage
                                 will be available and covered under the new
                                 policies or, if covered, whether such coverage
                                 will be adequate. Most insurance policies
                                 covering commercial real properties such as
                                 the mortgaged properties are subject to
                                 renewal on an annual basis. If such coverage
                                 is not currently in effect, is not adequate or
                                 is ultimately not continued with respect to
                                 some of the mortgaged properties and one of
                                 those properties suffers a casualty loss as a
                                 result of a terrorist act, then the resulting
                                 casualty loss could reduce the amount
                                 available to make distributions on your
                                 certificates. See "Servicing of the Mortgage
                                 Loans--Maintenance of Insurance" in this
                                 prospectus supplement.

                                 In addition to exclusions related to
                                 terrorism, certain of the insurance policies
                                 covering the mortgaged properties may
                                 specifically exclude coverage for losses due
                                 to mold or other potential causes of loss.

                                 We cannot assure you that a mortgaged property
                                 will not incur losses related to a cause of
                                 loss that is excluded from coverage under the
                                 related insurance policy. As a result of any
                                 limitations on the insurance coverage in place
                                 with respect to any mortgaged properties, the
                                 amount available to make distributions on your
                                 certificates could be reduced.

ZONING LAWS AND USE RESTRICTIONS
 MAY AFFECT THE OPERATION OF A
 MORTGAGED PROPERTY OR THE ABILITY
 TO REPAIR OR RESTORE A MORTGAGED
 PROPERTY.....................   Certain of the mortgaged properties may not
                                 comply with

                                      S-74

                                 current zoning laws, including density, use,
                                 parking and set back requirements, due to
                                 changes in zoning requirements after such
                                 mortgaged properties were constructed. These
                                 properties, as well as those for which
                                 variances or special permits were issued, are
                                 considered to be a "legal non-conforming use"
                                 and/or the improvements are considered to be
                                 "legal non-conforming structures". This means
                                 that the borrower is not required to alter the
                                 use or structure to comply with the existing
                                 or new law; however, the borrower may not be
                                 able to rebuild the premises "as is" in the
                                 event of a casualty loss. This may adversely
                                 affect the cash flow of the property following
                                 the casualty. If a casualty were to occur, we
                                 cannot assure you that insurance proceeds
                                 would be available to pay the mortgage loan in
                                 full. In addition, if the property were
                                 repaired or restored in conformity with the
                                 current law, the value of the property or the
                                 revenue-producing potential of the property
                                 may not be equal to that which existed before
                                 the casualty.

                                 In addition, certain of the mortgaged
                                 properties which are non-conforming may not be
                                 "legal non-conforming uses" or "legal
                                 non-conforming structures". The failure of a
                                 mortgaged property to comply with zoning laws
                                 or to be a "legal non-conforming use" or
                                 "legal non-conforming structure" may adversely
                                 affect market value of the mortgaged property
                                 or the borrower's ability to continue to use
                                 it in the manner it is currently being used.

                                 In addition, certain of the mortgaged
                                 properties may be subject to certain use
                                 restrictions imposed pursuant to the leases,
                                 restrictive covenants, reciprocal easement
                                 agreements or operating agreements or, in the
                                 case of mortgaged properties that are or
                                 constitute a portion of condominiums,
                                 condominium declarations or other condominium
                                 use restrictions or regulations, especially in
                                 a situation where the mortgaged property does
                                 not represent the entire condominium property.
                                 Such use restrictions include, for example,
                                 limitations on the character of the
                                 improvements or the properties, limitations
                                 affecting noise and parking requirements,
                                 among other things, and limitations on the
                                 borrowers' right to operate certain types of
                                 facilities within a prescribed radius. These
                                 limitations could adversely affect the ability
                                 of the related borrower to lease the mortgaged
                                 property on favorable terms, thus adversely
                                 affecting the borrower's ability to fulfill
                                 its obligations under the related mortgage
                                 loan.

SOME MORTGAGED PROPERTIES MAY NOT
 BE READILY CONVERTIBLE TO
 ALTERNATIVE USES.............   Some of the mortgaged properties may not be
                                 readily convertible to alternative uses if
                                 those properties were to become unprofitable
                                 for any reason or if those properties were
                                 designated as historic sites. Converting
                                 commercial

                                      S-75

                                 properties and manufactured housing to
                                 alternate uses generally requires substantial
                                 capital expenditures. The liquidation value of
                                 a mortgaged property consequently may be
                                 substantially less than would be the case if
                                 the property were readily adaptable to other
                                 uses.

                                 Zoning or other restrictions also may prevent
                                 alternative uses. See "Risk Factors--Risks
                                 Related to the Mortgage Loans--Zoning Laws and
                                 Use Restrictions May Affect the Operation of a
                                 Mortgaged Property or the Ability to Repair or
                                 Restore a Mortgaged Property" in this
                                 prospectus supplement.

APPRAISALS ARE LIMITED IN
 REFLECTING THE VALUE OF A
 MORTGAGED PROPERTY............  Appraisals were obtained with respect to each of the mortgaged properties in connection with
                                 the origination of the applicable mortgage
                                 loan. In general, appraisals represent the
                                 analysis and opinion of qualified appraisers
                                 and are not guarantees of present or future
                                 value. One appraiser may reach a different
                                 conclusion than the conclusion that would be
                                 reached if a different appraiser were
                                 appraising that property. Moreover, appraisals
                                 seek to establish the amount a typically
                                 motivated buyer would pay a typically motivated
                                 seller and, in certain cases, may have taken
                                 into consideration the purchase price paid by
                                 the borrower. That amount could be
                                 significantly higher than the amount obtained
                                 from the sale of a mortgaged property under a
                                 distress or liquidation sale. In certain cases,
                                 appraisals may reflect "as stabilized" values
                                 reflecting certain assumptions, such as future
                                 construction completion, projected re-tenanting
                                 or increased tenant occupancies. We cannot
                                 assure you that the information set forth in
                                 this prospectus supplement regarding appraised
                                 values or loan-to-value ratios accurately
                                 reflects past, present or future market values
                                 of the mortgaged properties.

MORTGAGE LOAN SELLERS MAY NOT BE
 ABLE TO MAKE A REQUIRED
 REPURCHASE OR SUBSTITUTION OF A
 DEFECTIVE MORTGAGE LOAN......   Each mortgage loan seller is the sole
                                 warranting party in respect of the mortgage
                                 loans sold by such mortgage loan seller to us.
                                 Neither we nor any of our affiliates (except,
                                 in certain circumstances, for Bank of America
                                 N.A. in its capacity as a mortgage loan seller)
                                 are obligated to repurchase or substitute any
                                 mortgage loan in connection with either a
                                 breach of any mortgage loan seller's
                                 representations and warranties or any document
                                 defects, if such mortgage loan seller defaults
                                 on its repurchase or substitution obligation.
                                 We cannot assure you that the mortgage loan
                                 sellers will have the financial ability to
                                 effect such repurchases or substitutions. Any
                                 mortgage loan that is not repurchased or
                                 substituted and that is not a "qualified
                                 mortgage" for a REMIC may cause the trust

                                      S-76

                                 fund to fail to qualify as one or more REMICs
                                 or cause the trust fund to incur a tax. See
                                 "Description of the Mortgage Pool--The
                                 Mortgage Loan Sellers", "--Assignment of the
                                 Mortgage Loans; Repurchases and Substitutions"
                                 and "--Representations and Warranties;
                                 Repurchases and Substitutions" in this
                                 prospectus supplement and "The Pooling and
                                 Servicing Agreements--Representations and
                                 Warranties; Repurchases" in the accompanying
                                 prospectus.
RISKS RELATED
 TO ENFORCEABILITY.............  All of the mortgages permit the mortgagee to accelerate the debt upon default by the
                                 borrower. The courts of all states will enforce
                                 acceleration clauses in the event of a material
                                 payment default. Courts, however, may refuse to
                                 permit foreclosure or acceleration if a default
                                 is deemed immaterial or the exercise of those
                                 remedies would be unjust or unconscionable.

                                 If a mortgaged property has tenants, the
                                 borrower typically assigns its income as
                                 landlord to the mortgagee as further security,
                                 while retaining a license to collect rents as
                                 long as there is no default. If the borrower
                                 defaults, the license terminates and the
                                 mortgagee is entitled to collect rents. In
                                 certain jurisdictions, such assignments may
                                 not be perfected as security interests until
                                 the mortgagee takes actual possession of the
                                 property's cash flow. In some jurisdictions,
                                 the mortgagee may not be entitled to collect
                                 rents until the mortgagee takes possession of
                                 the property and secures the appointment of a
                                 receiver. In addition, as previously
                                 discussed, if bankruptcy or similar
                                 proceedings are commenced by or for the
                                 borrower, the mortgagee's ability to collect
                                 the rents may be adversely affected.

POTENTIAL ABSENCE OF ATTORNMENT
 PROVISIONS ENTAILS RISKS.....   In some jurisdictions, if tenant leases are
                                 subordinate to the liens created by the
                                 mortgage and do not contain attornment
                                 provisions (i.e., provisions requiring the
                                 tenant to recognize a successor owner following
                                 foreclosure as landlord under the lease), the
                                 leases may terminate upon the transfer of the
                                 property to a foreclosing mortgagee or
                                 purchaser at foreclosure. Not all leases were
                                 reviewed to ascertain the existence of
                                 attornment or subordination provisions.
                                 Accordingly, if a mortgaged property is located
                                 in such a jurisdiction and is leased to one or
                                 more desirable tenants under leases that are
                                 subordinate to the mortgage and do not contain
                                 attornment provisions, such mortgaged property
                                 could experience a further decline in value if
                                 such tenants' leases were terminated. This is
                                 particularly likely if such tenants were paying
                                 above-market rents or could not be replaced.

                                 If a lease is not subordinate to a mortgage,
                                 the trust will not possess the right to
                                 dispossess the tenant upon foreclosure of the
                                 mortgaged property (unless otherwise

                                      S-77

                                 agreed to with the tenant). If the lease
                                 contains provisions inconsistent with the
                                 mortgage (e.g., provisions relating to
                                 application of insurance proceeds or
                                 condemnation awards) or which could affect the
                                 enforcement of the mortgagee's rights (e.g., a
                                 right of first refusal to purchase the
                                 property), the provisions of the lease will
                                 take precedence over the provisions of the
                                 mortgage.

RISKS RELATING TO COSTS OF
 COMPLIANCE WITH APPLICABLE LAWS
 AND REGULATIONS...............  A borrower may be required to incur costs to comply with various existing and future
                                 federal, state or local laws and regulations
                                 applicable to the related mortgaged property,
                                 for example, zoning laws and the Americans with
                                 Disabilities Act of 1990, as amended, which
                                 requires all public accommodations to meet
                                 certain federal requirements related to access
                                 and use by persons with disabilities. See
                                 "Certain Legal Aspects of Mortgage
                                 Loans--Americans with Disabilities Act" in the
                                 accompanying prospectus. The expenditure of
                                 these costs or the imposition of injunctive
                                 relief, penalties or fines in connection with
                                 the borrower's noncompliance could negatively
                                 impact the borrower's cash flow and,
                                 consequently, its ability to pay its mortgage
                                 loan.

NO MORTGAGE LOAN INCLUDED IN THE
 TRUST FUND HAS BEEN
 REUNDERWRITTEN...............   We have not reunderwritten the mortgage
                                 loans. Instead, we have relied on the
                                 representations and warranties made by each
                                 mortgage loan seller, and the related mortgage
                                 loan seller's obligation to repurchase or
                                 substitute a mortgage loan or cure the breach
                                 in the event of a material breach of a
                                 representation or warranty. These
                                 representations and warranties do not cover all
                                 of the matters that we would review in
                                 underwriting a mortgage loan and you should not
                                 view them as a substitute for reunderwriting
                                 the mortgage loans. If we had reunderwritten
                                 the mortgage loans, it is possible that the
                                 reunderwriting process may have revealed
                                 problems with a mortgage loan not covered by a
                                 representation or warranty. In addition, we
                                 cannot assure you that a mortgage loan seller
                                 will be able to repurchase or substitute a
                                 mortgage loan or cure the breach in the event
                                 of a material breach of a representation or
                                 warranty. See "Description of the Mortgage
                                 Pool--Representations and Warranties;
                                 Repurchases and Substitutions" in this
                                 prospectus supplement.

BOOK-ENTRY SYSTEM FOR CERTIFICATES
 MAY DECREASE LIQUIDITY AND
 DELAY PAYMENT................   The offered certificates will be issued as
                                 book-entry certificates. Each class of
                                 book-entry certificates will be initially
                                 represented by one or more certificates
                                 registered in the name of a nominee for The
                                 Depository Trust

                                      S-78

                                 Company, or DTC. Since transactions in the
                                 classes of book-entry certificates generally
                                 can be effected only through The Depository
                                 Trust Company, and its participating
                                 organizations:

                                 o the liquidity of book-entry certificates in
                                   secondary trading market that may develop
                                   may be limited because investors may be
                                   unwilling to purchase certificates for which
                                   they cannot obtain physical certificates;

                                 o your ability to pledge certificates to
                                   persons or entities that do not participate
                                   in the DTC system, or otherwise to take
                                   action in respect of the certificates, may
                                   be limited due to the lack of a physical
                                   security representing the certificates;

                                 o your access to information regarding the
                                   certificates may be limited since
                                   conveyance of notices and other
                                   communications by The Depository Trust
                                   Company to its participating organizations,
                                   and directly and indirectly through those
                                   participating organizations to you, will be
                                   governed by arrangements among them,
                                   subject to any statutory or regulatory
                                   requirements as may be in effect at that
                                   time; and

                                 o you may experience some delay in receiving
                                   distributions of interest and principal on
                                   your certificates because distributions
                                   will be made by the trustee to DTC and DTC
                                   will then be required to credit those
                                   distributions to the accounts of its
                                   participating organizations and only then
                                   will they be credited to your account
                                   either directly or indirectly through DTC's
                                   participating organizations.

                                 See "Description of the Certificates--
                                 Registration and Denominations" in this
                                 prospectus supplement.

     SEE "RISK FACTORS" IN THE ACCOMPANYING PROSPECTUS FOR A DESCRIPTION OF
CERTAIN OTHER RISKS AND SPECIAL CONSIDERATIONS THAT MAY BE APPLICABLE TO YOUR
CERTIFICATES AND THE MORTGAGE LOANS.

                                      S-79

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The Mortgage Pool consists of 163 Mortgage Loans secured by first liens on
919 commercial and multifamily properties.

                                                                                               % OF
                                                                                              INITIAL
                                                       NUMBER OF       AGGREGATE CUT-OFF       POOL
              MORTGAGE LOAN SELLER                  MORTGAGE LOANS        DATE BALANCE        BALANCE
------------------------------------------------   ----------------   -------------------   ----------

Bank of America, N.A. ..........................          138            $2,254,862,966         82.2%
Barclays Capital Real Estate Inc. ..............           18               293,977,678         10.7
Bear Stearns Commercial Mortgage, Inc. .........            7               193,306,614          7.0
                                                          ---            --------------        -----
TOTAL ..........................................          163            $2,742,147,258        100.0%
                                                          ===            ==============        =====

     Fifty-three of the Mortgage Loans, which are being sold to Banc of America
Commercial Mortgage Inc. by Bank of America, N.A. (which is the sole warranting party with respect to these Mortgage Loans), were originated by Bridger
Commercial Funding LLC ("Bridger"), a real estate financial services company organized in 1998 under the laws of the State of Missouri that originates and acquires commercial and multifamily real estate loans through its own origination offices working in conjunction with various commercial banks in local markets across the United States. Bridger's loan underwriting and quality control procedures are undertaken principally at its headquarters located at
100 Shoreline Highway, Suite 100, Mill Valley, California 94941. Through July
31, 2005, Bridger had originated in excess of $2.54 billion in loans secured by commercial real estate.

     The Initial Pool Balance is $2,742,147,258, subject to a variance of plus or minus 5%. The Initial Pool Balance (including Cut-off Date Balances) with respect to the (i) KC Pari Passu Note A-1 Component Mortgage Loan are
references solely to the KC Pari Passu Note A-1 Senior Component and excludes the KC Pari Passu Note A-1 Subordinate Components, the KinderCare Portfolio
Pari Passu Note A-2 and the KinderCare Portfolio Pari Passu Note A-3 and (ii)
the 277 Park Avenue Mortgage Loan includes only the 277 Park Avenue Pari Passu
Note A-1 and excludes the 277 Park Avenue Pari Passu Note A-2). See
"Description of the Trust Funds" and "Certain Legal Aspects of Mortgage Loans"
in the accompanying prospectus.

     All numerical information provided in this prospectus supplement with respect to the Mortgage Loans is provided on an approximate basis. All numerical and statistical information presented in this prospectus supplement is calculated as described under "Glossary of Principal Definitions" in this prospectus supplement. The principal balance of each Mortgage Loan as of the
Cut-off Date assumes the timely receipt of all principal scheduled to be paid on or before the Cut-off Date and assumes no defaults, delinquencies or prepayments on any Mortgage Loan on or before the Cut-off Date. All weighted average information provided in this prospectus supplement, unless otherwise stated, reflects weighting by related Cut-off Date Balance. All percentages of the Mortgage Pool, or of any specified sub-group thereof, referred to in this prospectus supplement without further description are approximate percentages of the Initial Pool Balance. The sum of the numerical data in any column of any table presented in this prospectus supplement may not equal the indicated total due to rounding.

     When information presented in this prospectus supplement, with respect to the Mortgaged Properties, is expressed as a percentage of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date, the percentages are based on an allocated loan amount that has been assigned to the related Mortgaged Properties based upon one or more of the related Appraisal
Values, the related Underwritten Cash Flow or prior allocations reflected in the related mortgage loan documents as set forth in Annex A1 to this prospectus supplement.

     Each Mortgage Loan is evidenced by one or more Mortgage Notes and secured by one or more Mortgages that create a first mortgage lien on a fee simple and/or leasehold interest in the

                                      S-80

Mortgaged Property. Each Commercial Loan is secured by one or more commercial
Mortgaged Properties (i.e. a hotel, retail shopping mall or center, an office building or complex, an industrial or warehouse building, a self storage facility, a child development center or a mixed use property) (121 Mortgage
Loans, representing 76.4% of the Initial Pool Balance). Each Multifamily Loan
is secured by a Multifamily Mortgaged Property (i.e. a manufactured housing property or complex consisting of five or more rental living units or one or more apartment buildings each consisting of five or more rental living units)
(42 Mortgage Loans, representing 23.6% of the Initial Pool Balance).

     With respect to any Mortgage for which the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements has been recorded in the name of MERS or its designee, no assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer, at the direction of the related
Mortgage Loan Seller, is required to take all actions as are necessary to cause the Trustee on behalf of the Trust to be shown as, and the Trustee is required to take all actions necessary to confirm that the Trustee on behalf of the
Trust is shown as, the owner of the MERS Designated Mortgage Loans on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Trustee will include the foregoing confirmation in the certification required to be delivered by the
Trustee after the Delivery Date pursuant to the Pooling and Servicing
Agreement.

     There are four sets of Cross-Collateralized Mortgage Loans that consist of cross-collateralized and cross-defaulted Mortgage Loans.

                                                                                 % OF
                                            NUMBER OF                           INITIAL
                                             MORTGAGE     AGGREGATE CUT-OFF      POOL
LOAN NUMBERS OF CROSSED MORTGAGE LOANS        LOANS          DATE BALANCE       BALANCE
----------------------------------------   -----------   -------------------   --------

57834, 57835, 57837, 57887 .............         4           $27,695,532          1.0%
59005, 59006 ...........................         2            10,500,000          0.4
58888, 58889 ...........................         2             9,022,287          0.3
12138, 13664 ...........................         2             8,397,000          0.3
                                                 -           -----------          ---
TOTAL ..................................        10           $55,614,819          2.0%
                                                ==           ===========          ===

     Each of the Cross-Collateralized Mortgage Loans is evidenced by a separate
Mortgage Note and secured by a separate Mortgage, which Mortgage or separate cross-collateralization agreement, as the case may be, contains provisions creating the relevant cross-collateralization and cross-default arrangements.
See Annex A1 to this prospectus supplement for information regarding the
Cross-Collateralized Mortgage Loans and see "Risk Factors--Risks Related to the
Mortgage Loans--The Benefits Provided by Cross-Collateralization May Be
Limited" in this prospectus supplement.

                                      S-81

     The Mortgage Loans generally constitute non-recourse obligations of the related borrower. Upon any such borrower's default in the payment of any amount due under the related Mortgage Loan, the holder thereof may look only to the related Mortgaged Property or Properties for satisfaction of the borrower's obligation. In the case of certain Mortgage Loans where the Mortgage Loan documents permit recourse to a borrower or guarantor, the Depositor has generally not undertaken an evaluation of the financial condition of any such entity or person, and prospective investors should thus consider all of the
Mortgage Loans to be nonrecourse. None of the Mortgage Loans are insured or guaranteed by any person or entity, governmental or otherwise. See "Risk
Factors--Risks Related to the Mortgage Loans--Your Investment Is Not Insured or
Guaranteed" in this prospectus supplement. Listed below are the states in which the Mortgaged Properties relating to 5.0% or more of the Initial Pool Balance are located:

                           NUMBER OF       AGGREGATE          % OF
                           MORTGAGED     CUT-OFF DATE     INITIAL POOL
LOCATION                  PROPERTIES      BALANCE(1)       BALANCE(1)
----------------------   ------------   --------------   -------------

California ...........   91             $555,850,115          20.3%
 Southern(2) .........   57             $494,838,200          18.0%
 Northern(2) .........   34             $ 61,011,915           2.2%
New York .............   17             $441,870,496          16.1%
Texas ................   91             $312,424,982          11.4%

----------
(1)   Because this table represents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated loan amounts (generally allocating the Mortgage Loan principal amount to each of those Mortgaged Properties by appraised values of the Mortgaged
      Properties if not otherwise specified in the related Mortgage Note or
      Mortgage Loan documents). Those amounts are set forth in Annex A1 to this prospectus supplement.

(2)   Northern California Mortgaged Properties have a zip code greater than or equal to 93600. Southern California Mortgaged Properties have a zip code less than 93600.

     The remaining Mortgaged Properties are located throughout 38 other states and the District of Columbia with no more than 4.6% of the Initial Pool Balance secured by Mortgaged Properties located in any such other jurisdiction.

     On or about the Delivery Date, each Mortgage Loan Seller will transfer the related Mortgage Loans, without recourse, to or, at the direction of the
Depositor, to the Trustee for the benefit of the Certificateholders. See
"Description of the Mortgage Pool--The Mortgage Loan Sellers" and "--Assignment
of the Mortgage Loans; Repurchases and Substitutions" in this prospectus supplement.

CERTAIN TERMS AND CONDITIONS OF THE MORTGAGE LOANS

     Due Dates. Each of the Mortgage Loans, other than 16 Mortgage Loans that are interest only until maturity or the anticipated repayment date and represent 23.8% of the Initial Pool Balance, provides for scheduled Monthly
Payments of principal and interest. Each of the Mortgage Loans provides for payments to be due on the Due Date which is the first day of each month. In addition, 64 Mortgage Loans representing 37.7% of the Initial Pool Balance provide for periods of interest only payments during a portion of their respective loan terms.

                                      S-82

     Mortgage Rates; Calculations of Interest. All of the Mortgage Loans bear interest at a per annum rate that is fixed for the remaining term of the
Mortgage Loan, except that as described below, the ARD Loans will accrue interest at a higher rate after their respective Anticipated Repayment Date. As used in this prospectus supplement, the term Mortgage Rate does not include the incremental increase in rate at which interest may accrue on the ARD Loans after the Anticipated Repayment Date. As of the Cut-off Date, Mortgage Rates of
the Mortgage Loans ranged as shown in the following chart:

                                                                        % OF
                                                                       INITIAL
                                NUMBER OF       AGGREGATE CUT-OFF       POOL
RANGE OF MORTGAGE RATES      MORTGAGE LOANS        DATE BALANCE        BALANCE
-------------------------   ----------------   -------------------   ----------

4.647% - 4.749% .........            2            $  268,415,000          9.8%
4.750% - 4.999% .........            9               393,912,817         14.4
5.000% - 5.249% .........           48               834,350,797         30.4
5.250% - 5.499% .........           53               678,767,020         24.8
5.500% - 5.749% .........           41               456,476,516         16.6
5.750% - 5.999% .........            8                84,100,065          3.1
6.000% - 6.249% .........            1                 1,015,277          0.0
6.250% - 6.440% .........            1                25,109,767          0.9
                                    --            --------------        -----
TOTAL/WTD AVG ...........          163            $2,742,147,258        100.0%
                                   ===            ==============        =====

     Hyperamortization. Three of the Mortgage Loans are ARD Loans, which represent 10.5% of the Initial Pool Balance, provide for changes in payments and accrual of interest if it is not paid in full on the related Anticipated
Repayment Date. Commencing on the Anticipated Repayment Date, the ARD Loans
will generally bear interest at a fixed per annum rate equal to the Revised
Rate set forth in the related Mortgage Note extending until final maturity. The
Excess Interest Rate is the difference in rate of the Revised Rate over the
Mortgage Rate. Interest accrued at the Excess Interest Rate is referred to in this prospectus supplement as Excess Interest. In addition to paying interest
(at the Revised Rate) from and after the Anticipated Repayment Date, the borrower generally will be required to apply any Excess Cash Flow from the related Mortgaged Property, if any, after paying all permitted operating expenses and capital expenditures, to pay accrued interest at the Mortgage
Rate, then principal and then interest at the excess of the Revised Rate over the Mortgage Rate on the ARD Loans as called for in the related Mortgage Loan documents.

     Amortization of Principal. One hundred forty-six Mortgage Loans are balloon loans, which represent 76.0% of the Initial Pool Balance that provide for monthly payments of principal based on amortization schedules significantly longer than the respective remaining terms thereof, thereby leaving Balloon
Payments due and payable on their respective Maturity Date, unless prepaid prior thereto. In addition, 16 of the Mortgage Loans, including the Interest
Only Hyper Am Loan, representing 23.8% of the Initial Pool Balance, provide for payments of interest only through to the end of their respective loan terms.

     Prepayment Provisions. The Mortgage Loans generally provide for a sequence of periods with different conditions relating to voluntary prepayments consisting of one or more of the following:

       (1) a Lock-out Period during which voluntary principal prepayments are prohibited, followed by

       (2) one or more Prepayment Premium Periods during which any voluntary principal prepayment is to be accompanied by a Prepayment Premium (during such a period defeasance may also be possible as an alternative as described below under "--Defeasance"), followed by

       (3) an Open Period during which voluntary principal prepayments may be made without an accompanying Prepayment Premium.

     The periods applicable to any particular Mortgage Loan are indicated in
Annex A1 under the heading "Prepayment Penalty Description (Payments)".

                                      S-83

     Voluntary principal prepayments (after any Lock-out Period) may be made in full or in some cases in part, subject to certain limitations and, during a
Prepayment Premium Period, payment of the applicable Prepayment Premium or
Fixed Prepayment Premium, as applicable. As of the Cut-Off Date, the remaining
Lock-out Periods ranged from zero to 176 scheduled monthly payments. As of the
Cut-off-Date, the weighted average remaining Lock-out Period was 94 scheduled monthly payments. As of the Cut-off Date, the Open Period ranged from one to 36 scheduled monthly payments prior to and including the final scheduled monthly payment at maturity. The weighted average Open Period was four scheduled monthly payments. Prepayment Premiums on the Mortgage Loans are generally calculated on the basis of a yield maintenance formula (subject, in certain instances, to a minimum equal to a specified percentage of the principal amount prepaid). The prepayment terms of each of the Mortgage Loans are more particularly described in Annex A1 to this prospectus supplement.

     With respect to one Holdback Loan (Loan No. 20051191), representing 1.6%
of the Initial Pool Balance, in the event that the related borrower does not satisfy certain economic performance criteria specified in the related Mortgage
Loan documents no later than January 8, 2008, a letter of credit in the original face amount of $3,000,000, the earnout reserve, will be drawn and the amounts drawn applied to reduce the outstanding principal balance of the
Mortgage Loan (with the borrower obligated to pay any related Prepayment
Premium), in which event the amortization schedule will be recast and the monthly debt service payments on the Mortgage Loan will be adjusted.
Additionally, $600,000 was held back as a tax reserve to be released to the borrower if the real estate taxes on the property are reduced within 9 months of being set by the local county (approximately August 1, 2006). If the property taxes are reduced by at least $60,000, the full amount of the tax reserve will be released to the borrower, otherwise, each $1,000 reduction in property taxes will result in $10,000 being released to the borrower. Any amounts not released from the tax reserve will be added to the earnout reserve described above and either returned to the borrower or applied to reduce the outstanding principal balance of the Mortgage Loan as described above.

     With respect to two Holdback Loans (Loans No. 20051277 and 20051278),
representing 0.8% and 0.7% respectively of the Initial Pool Balance, in the event that the related borrower does not satisfy certain performance criteria specified in the related Mortgage Loan documents within the 24-month period after the first payment date, a letter of credit in the original face amount of
$750,000 will be drawn and the amounts drawn applied to reduce the outstanding principal balance of the related Mortgage Loan (with the related borrower obligated to pay any related Prepayment Premium). In such event, the amortization schedule for the related Mortgage Loan will not be recast.

     There may be other Mortgage Loans which provide that in the event that certain conditions specified in the related Mortgage Loan documents are not satisfied, an upfront "earnout" reserve may be applied to reduce the outstanding principal balance of the Mortgage Loan, in which event the amortization schedule may be recast. For further information, see Annex A1 to this prospectus supplement.

     As more fully described in this prospectus supplement, Prepayment Premiums actually collected on the Mortgage Loans will be distributed to the respective
Classes of Certificateholders in the amounts and priorities described under
"Description of the Certificates--Distributions-- Distributions of Prepayment
Premiums" in this prospectus supplement. The Depositor makes no representation as to the enforceability of the provision of any Mortgage Loan requiring the payment of a Prepayment Premium or as to the collectibility of any Prepayment
Premium. See "Risk Factors --Risks Related to the Mortgage Loans--Prepayment
Premiums and Yield Maintenance Charges Present Special Risks" in this prospectus supplement and "Certain Legal Aspects of Mortgage Loans--Default
Interest and Limitations on Prepayments" in the accompanying prospectus.

     Defeasance. One hundred and forty-one Mortgage Loans, representing 89.8%
of the Initial Pool Balance, permit the applicable borrower at any time after the related Defeasance Lock-Out Period, which is at least two years from the
Delivery Date, provided no event of default exists, to obtain a release of a
Mortgaged Property from the lien of the related Mortgage by exercising the
Defeasance Option. The borrower must meet certain conditions in order to exercise its Defeasance Option. Among other conditions, the borrower must pay on the related Release Date:

                                      S-84

       (1) all interest accrued and unpaid on the principal balance of the
   Mortgage Note to and including the Release Date;

       (2) all other sums, excluding scheduled interest or principal payments, due under the Mortgage Loan and all other loan documents executed in connection therewith; and

       (3) the related Collateral Substitution Deposit.

     In addition, the borrower must deliver a security agreement granting the
Trust Fund a first priority lien on the Collateral Substitution Deposit and, generally, an opinion of counsel to such effect. Simultaneously with such actions, the related Mortgaged Property will be released from the lien of the
Mortgage Loan and the pledged U.S. government obligations (together with any
Mortgaged Property not released, in the case of a partial defeasance) will be substituted as the collateral securing the Mortgage Loan. In general, a successor borrower established or designated pursuant to the related Mortgage
Loan documents will assume all of the defeased obligations of a borrower exercising a Defeasance Option under a Mortgage Loan and the borrower will be relieved of all of the related defeased obligations. Under the Pooling and
Servicing Agreement, the Master Servicer is required to enforce any provisions of the related Mortgage Loan documents that require, as a condition to the exercise by the borrower of any defeasance rights, that the borrower pay any costs and expenses associated with such exercise.

     The Depositor makes no representation as to the enforceability of the defeasance provisions of any Mortgage Loan.

RELEASE OR SUBSTITUTION OF PROPERTIES

     The Mortgage Loans secured by more than one Mortgaged Property that permit release of one or more of the related Mortgaged Properties generally require that: (1) prior to the release of a related Mortgaged Property, between 105%
and 125% of the allocated loan amount for the Mortgaged Property be defeased and (2) certain debt service coverage ratio and loan-to-value ratio tests be satisfied with respect to the remaining Mortgaged Properties after the defeasance.

     The borrower under one Mortgage Loan (Loan No. 58930), representing 3.8%
of the Initial Pool Balance, will be permitted to obtain the release of a parcel of the Mortgaged Property specified in the related Mortgage Loan documents, if, among other things, the borrower pays a release price equal to
(a) the amount required to prepay the Mortgage Loan to cause the loan-to-value ratio (based upon an updated appraisal) with respect to the remaining properties following the release not to exceed 65%, or (b) $2,638,000 (if the borrower chooses not to base the release price upon an updated appraisal).

     The borrower under one Mortgage Loan (Loan No. 59414), representing 5.5%
of the Initial Pool Balance, will be permitted to obtain the release of certain parcels of the Mortgaged Property, if, among other things, the borrower pays a release price with respect to each such parcel equal to (a) 115% of the allocated loan amount for such parcel, if such parcel is being conveyed to a party unaffiliated with the borrower, (b) the greater of (x) 115% of the allocated loan amount for such parcel and (y) the current appraised value of such parcel, if such parcel is being conveyed to a party affiliated with the borrower, or (c) 100% of the allocated loan amount for such parcel, if such parcel is identified as a "Non-Core Property" in the related loan agreement;
provided, however, subject to certain conditions specified in the related
Mortgage Loan documents, including rating agency "no downgrade" confirmation, the borrower may choose to deposit the release price into an account maintained with the lender, with such amounts to be used to acquire substitute properties.
In addition, the borrower is permitted to substitute an individual Mortgaged
Property with another property of like kind and quality owned or acquired by the borrower, subject to rating agency "no downgrade" confirmation, if, among other things, (A) the loan-to-value ratio with respect to the remaining property (including the substitute property) is not greater than the loan-to-value ratio for the entire Mortgaged Property as of the origination date of the Mortgage Loan, if the released property is being conveyed to a party unaffiliated with the borrower, or (B) the appraised value of the substitute property is greater than the appraised value of the released property (i) as of the

                                      S-85

origination date of the Mortgage Loan and (ii) immediately prior to the date of the proposed substitution, if the released property is being conveyed to a party affiliated with the borrower.

     One Mortgage Loan (Loan No.43439), representing 4.6% of the Initial Pool
Balance, which is secured by more than one Mortgaged Property, permits the related borrower to obtain the release of an individual property upon prepayment or defeasance; provided that certain conditions are met, including, without limitation, (i) no event of default has occurred and is continuing,
(ii) the amount of the outstanding principal balance of the Mortgage Property to be prepaid or defeased equals or exceeds 110% of the allocated loan amount for the applicable Mortgaged Property, (iii) the debt service coverage ratio for the Mortgage Loan after the release will be equal to or greater than the debt service coverage ratio for the Mortgage Loan prior to the release and (iv)
after giving effect to the release, the net cash flow for the trailing twelve month period divided by the outstanding principal balance of the remaining undefeased note is equal to or greater than 10.88% of a fraction, the numerator of which is the 110% of the allocated amount of all properties (including the property to be released) and the denominator of which is equal to 110% of the then current release amounts as may have been adjusted by amortization or otherwise pursuant to the terms of the Mortgage Loan.

     The terms of one Mortgage Loan (Loan No. 20050894), representing 1.0% of the Initial Pool Balance, permit the related borrower to transfer and obtain a release of the second floor condominium unit (as identified in the related loan documents) in connection with the sale of any such condominium unit; provided that certain conditions are met including, without limitation, (i) prepayment of a portion of the related Mortgage Loan in an amount equal to the applicable condominium unit release price (as specified in the related loan documents),
(ii) payment of a yield maintenance charge equal to the greater of the prepayment rate based on the Treasury rate specified in the related Mortgage
Loan documents or 1.0% of the amount being prepaid and payment of interest on the prepaid amount that would have been earned during the month had the prepayment not occurred within that month and (iii) evidence that the release property is a separate tax lot.

     Furthermore, certain Mortgage Loans permit the release of specified parcels of real estate or improvements that secure such Mortgage Loans but were not assigned any material value or considered a source of any material cash flow for purposes of determining the related Appraisal Value or Underwritten
Cash Flow. Such parcels of real estate or improvements are permitted to be released without payment of a release price and consequent reduction of the principal balance of the related Mortgage Loan or substitution of additional collateral if zoning and other conditions are satisfied.

     "Due-on-Sale" and "Due-on-Encumbrance" Provisions. The Mortgage Loans
generally contain both "due-on-sale" and "due-on-encumbrance" clauses that in each case, subject to certain limited exceptions, permit the holder of the
Mortgage to accelerate the maturity of the related Mortgage Loan if the borrower sells or otherwise transfers or encumbers the related Mortgaged
Property or prohibit the borrower from doing so without the consent of the mortgagee. See "--Additional Mortgage Loan Information--Additional Financing"
in this prospectus supplement. Certain of the Mortgage Loans permit the transfer or further encumbrance of the related Mortgaged Property if certain specified conditions are satisfied or if the transfer is to a borrower reasonably acceptable to the mortgagee. The Master Servicer and/or the Special
Servicer, as applicable, will determine, in a manner consistent with the
Servicing Standard and with the REMIC provisions, whether to exercise any right the mortgagee may have under any such clause to accelerate payment of the related Mortgage Loan upon, or to withhold its consent to, any transfer or further encumbrance of the related Mortgaged Property; provided that the Master
Servicer will not waive any right that it may have, or grant any consent that it may otherwise withhold without obtaining the consent of the Special
Servicer. The Special Servicer's consent will be deemed given if it does not respond within ten (10) business days following receipt by the Special Servicer of the Master's Servicer's request for such consent and all information reasonably requested by the Special Servicer as such time frame may be extended if the Special Servicer is required to seek the consent of the Directing
Certificateholder, the KC Pari Passu Note A-1 Controlling Holder, the mezzanine loan holder or any Rating Agency, as described below. In addition, the Special
Servicer will not waive any right it has,

                                      S-86

or grant any consent that it may otherwise withhold, under any related
"due-on-sale" or "due-on- encumbrance" clause for any Non-Specially Serviced
Mortgage Loan that has a then Stated Principal Balance that exceeds $2,500,000 or any Specially Serviced Mortgage Loan (other than the KC Pari Passu Note A-1
Component Mortgage Loan; provided that a KC Pari Passu Note A-1 Control
Appraisal Period does not exist with respect to the related Mortgage Loan as described below) unless the Directing Certificateholder has approved such waiver and consent, which approval will be deemed given if the Directing
Certificateholder does not respond within ten business days after the Special
Servicer has given a written notice of the matter and a written explanation of the surrounding circumstances and a request for approval of a waiver or consent related to the "due-on-encumbrance" or "due-on-sale clause" to the Directing
Certificateholder.

     With respect to the KC Pari Passu Note A-1 Component Mortgage Loan, if a
KC Pari Passu Control Appraisal Period does not exist, the Master Servicer with respect to those time periods when the KC Pari Passu Note A-1 Component
Mortgage Loan is a Non-Specially Serviced Mortgage Loan will not waive any right that it may have, or grant any consent that it may otherwise withhold under any related "due-on-sale" or "due-on-encumbrance" clause without obtaining the consent of the Special Servicer, which consent by the Special
Servicer will not be given without the Special Servicer first obtaining the consent of the KC Pari Passu Note A-1 Controlling Holder. With respect to the
KC Pari Passu Note A-1 Component Mortgage Loan, if a KC Pari Passu Note A-1
Control Appraisal Period does not exist, the Special Servicer with respect to those time periods when the KC Pari Passu Note A-1 Component Mortgage Loan is a
Specially Serviced Mortgage Loan will not waive any right that it may have, or grant any consent that it may otherwise withhold under any related
"due-on-sale" or "due-on-encumbrance" clause without obtaining the consent of the KC Pari Passu Note A-1 Controlling Holder. In the case that the consent of the KC Pari Passu Note A-1 Controlling Holder is required with respect to a
"due-on-sale" or "due-on-encumbrance" provision, each such party's consent will be deemed granted if such party does not respond to a request for its consent within ten business days of its receipt of a written notice of the matter, a written explanation of the surrounding circumstances and reasonable supporting material and relevant documents.

     Notwithstanding the foregoing, with respect to any Mortgage Loan, with an outstanding principal balance of greater than $5,000,000, that, together with all Cross-Collateralized Mortgage Loans (i) represents greater than 5.0% of the outstanding principal balance of the Mortgage Pool, (ii) has an outstanding principal balance of greater than $20,000,000, or (iii) is one of the ten largest Mortgage Loans based on outstanding principal balance, neither the
Master Servicer nor Special Servicer may waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale"
clause until it has received written confirmation from each Rating Agency (as set forth in the Pooling and Servicing Agreement) that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates. In addition, with respect to any Mortgage Loan that together with all
Cross-Collateralized Mortgage Loans represents greater than 2% of the outstanding principal balance of the Mortgage Pool, is one of the ten largest
Mortgage Loans based on outstanding principal balance, has an outstanding principal balance of greater than $20,000,000 or does not meet certain loan-to-value or debt service coverage thresholds specified in the Pooling and
Servicing Agreement, neither the Master Servicer nor the Special Servicer may waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-encumbrance" clause until it has received written confirmation from each Rating Agency (as set forth in the Pooling and
Servicing Agreement) that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such
Rating Agency to any Class of Certificates. Notwithstanding the foregoing, the existence of any additional indebtedness may increase the difficulty of refinancing the related Mortgage Loan at maturity or the Anticipated Repayment
Date and the possibility that reduced cash flow could result in deferred maintenance. Also, if the holder of the additional debt has filed for bankruptcy or been placed in involuntary receivership, foreclosure of the related Mortgage Loan could be delayed. See "The

                                      S-87

Pooling and Servicing Agreements--Due-on-Sale and Due-on-Encumbrance
Provisions" and "Certain Legal Aspects of Mortgage Loans--Due-on-Sale and
Due-on-Encumbrance" in the accompanying prospectus.

277 PARK AVENUE WHOLE LOAN

     The 277 Park Avenue Pari Passu Note A-1, Loan No. 59147, representing 9.5%
of the Initial Pool Balance, is one of two mortgage loans that are part of a split loan structure that is secured by the same mortgage instrument on the related Mortgaged Property (the "277 Park Avenue Mortgaged Property") comprised of two pari passu notes with aggregate principal balances as of the Cut-off
Date of $260,000,000 and $240,000,000 (the "277 Park Avenue Pari Passu Note
A-1" and the "277 Park Avenue Pari Passu Note A-2", respectively). The 277 Park
Avenue Pari Passu Note A-2 is pari passu in right of payment to the 277 Park
Avenue Pari Passu Note A-1. Only the 277 Park Avenue Pari Passu Note A-1
Mortgage Loan is included in the Trust Fund. As used in this prospectus supplement, the term "277 Park Avenue Whole Loan" refers to the 277 Park Avenue
Pari Passu Note A-1 and the 277 Park Avenue Pari Passu Note A-2.

     The 277 Park Avenue Pari Passu Note A-1 and the 277 Park Avenue Pari Passu
Note A-2 have the same maturity date. The 277 Park Avenue Pari Passu Note A-2 is currently held by Bank of America, N.A. The 277 Park Avenue Pari Passu Note
A-2 or a portion of such loan may be included in a future securitization. The
277 Park Avenue Pari Passu Note A-2 may be sold or transferred at any time
(subject to compliance with the terms of the 277 Park Avenue Intercreditor
Agreement).

     An intercreditor agreement (the "277 Park Avenue Intercreditor Agreement")
between the 277 Park Avenue Pari Passu Note A-1 Holder and the 277 Park Avenue
Pari Passu Note A-2 Holder (the "277 Park Avenue Pari Passu Noteholders") sets forth the rights of the noteholders. The 277 Park Avenue Intercreditor
Agreement generally provides that the mortgage loans that comprise the 277 Park
Avenue Whole Loan will be serviced and administered pursuant to the Pooling and
Servicing Agreement by the Master Servicer and the applicable Special Servicer, as applicable, according to the Servicing Standard.

     The 277 Park Avenue Intercreditor Agreement generally provides that expenses, losses and shortfalls relating to the 277 Park Avenue Whole Loan will be allocated pro rata between the 277 Park Avenue Pari Passu Note A-1 and the
277 Park Avenue Pari Passu Note A-2. Pursuant to the terms of the 277 Park
Avenue Intercreditor Agreement, after payment or reimbursement of certain servicing fees, special servicing fees, trust fund expenses and/or advances and various expenses, costs and liabilities referenced in the 277 Park Avenue
Intercreditor Agreement, all payments and proceeds received with respect to the
277 Park Avenue Whole Loan will be generally paid in the following manner:

     (i) first, pro rata, based on the interest accrued on the outstanding principal balances of the 277 Park Avenue Pari Passu Note A-1 and the 277 Park
Avenue Pari Passu Note A-2, to (A) the 277 Park Avenue Pari Passu Note A-1
Holder in an amount equal to the accrued and unpaid interest on the outstanding principal balance of the 277 Park Avenue Pari Passu Note A-1 and (B) the 277
Park Avenue Pari Passu Note A-2 Holder in an amount equal to the accrued and unpaid interest on the outstanding principal balance of the 277 Park Avenue
Pari Passu Note A-2;

     (ii) second, to each of the 277 Park Avenue Pari Passu Note A-1 Holder and the 277 Park Avenue Pari Passu Note A-2 Holder, in an amount equal to its pro rata portion, based on the then outstanding principal balances of the 277 Park
Avenue Pari Passu Note A-1 and the 277 Park Avenue Pari Passu Note A-2, of all
principal payments collected on the 277 Park Avenue Whole Loan, to be applied in reduction of the outstanding principal balances of the 277 Park Avenue Pari
Passu Note A-1 and the 277 Park Avenue Pari Passu Note A-2;

     (iii) third, any default interest in excess of the interest paid in accordance with clause (i) of this paragraph, to the extent collected and not applied to Advance Interest or Additional Trust Fund Expenses (or as otherwise described under "Servicing of the Mortgage Loans--Servicing and Other
Compensation and Payments of Expenses" in this prospectus supplement), or payable to any party

                                      S-88

other than a holder of a 277 Park Avenue pari passu note, in each case pursuant to the Pooling and Servicing Agreement, to the 277 Park Avenue Pari Passu Note
A-1 Holder and the 277 Park Avenue Pari Passu Note A-2 Holder, each in an amount equal to their pro rata portion of such default interest (based on the then outstanding principal balances of the 277 Park Avenue Pari Passu Note A-1 and the 277 Park Avenue Pari Passu Note A-2);

     (iv) fourth, any amounts that represent late payment charges, other than
Prepayment Premiums or default interest, actually collected on the 277 Park
Avenue Whole Loan, to the extent not applied to Advance Interest or Additional
Trust Fund Expenses (or as otherwise described under "Servicing of the Mortgage
Loans--Servicing and Other Compensation and Payments of Expenses" in this prospectus supplement), or payable to any party other than a holder of a 277
Park Avenue pari passu note, in each case pursuant to the Pooling and Servicing
Agreement, to the 277 Park Avenue Pari Passu Note A-1 Holder and the 277 Park
Avenue Pari Passu Note A-2 Holder, each in an amount equal to their pro rata portion of such amounts (based on the then outstanding principal balances of the 277 Park Avenue Pari Passu Note A-1 and the 277 Park Avenue Pari Passu Note
A-2); and

     (v) fifth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to any party other than a holder of a 277 Park Avenue pari passu note pursuant to the Pooling and
Servicing Agreement and not otherwise applied in accordance with the foregoing clauses (i) through (iv) of this paragraph, to the 277 Park Avenue Pari Passu
Note A-1 Holder and the 277 Park Avenue Pari Passu Note A-2 Holder, each in an amount equal to their pro rata portion of such excess (based on the original principal balances of the 277 Park Avenue Pari Passu Note A-1 and the 277 Park
Avenue Pari Passu Note A-2).

     If the Master Servicer, the applicable Special Servicer or the Trustee makes any Servicing Advance that becomes a Nonrecoverable Advance or pays any fees, costs or expenses that related directly to the servicing of the 277 Park
Avenue Pari Passu Note A-1 and 277 Park Avenue Pari Passu Note A-2 as to which such party is entitled to be reimbursed pursuant to the Pooling and Servicing
Agreement (including Master Servicing Fees, Special Servicing Fees, Liquidation
Fees and Workout Fees) and such party is unable to recover any proportionate share of such Advance, fees, costs or expenses, including interest thereon, as contemplated above, the holders of such note will be jointly and severally liable for such Servicing Advance, fees, costs or expenses, including interest thereon. If any of the 277 Park Avenue Pari Passu Note A-1 and 277 Park Avenue
Pari Passu Note A-2 is an asset of a securitization, the related trust will assume, as the holder of the applicable note, the foregoing obligations and the
Master Servicer, the applicable Special Servicer or the Trustee, as the case may be, may seek the entire unpaid balance of such Advance, fees, costs or expenses, including interest thereon, from general collections in the related trust's collection account.

KINDERCARE PORTFOLIO WHOLE LOAN

     The KinderCare Portfolio Pari Passu Note A-1 is one of three mortgage loans that are part of a split loan structure that is secured by the same mortgage instrument on the related Mortgaged Property (the "KinderCare
Portfolio Mortgaged Property") comprised of three pari passu notes with aggregate principal balances as of the Cut-off Date of $350,000,000,
$150,000,000 and $150,000,000 (the "KinderCare Portfolio Pari Passu Note A-1",
the "KinderCare Portfolio Pari Passu Note A-2" and the "KinderCare Portfolio
Pari Passu Note A-3", respectively). Each of the KinderCare Portfolio Pari
Passu Note A-2 and the KinderCare Portfolio Pari Passu Note A-3 is pari passu in right of payment to the KinderCare Portfolio Pari Passu Note A-1. However,
as described herein, a subordinate portion of the KinderCare Portfolio Pari
Passu Note A-1 has been subordinated to the KinderCare Portfolio Pari Passu
Note A-2, the KinderCare Portfolio Pari Passu Note A-3 and the remaining portion of the KinderCare Portfolio Pari Passu Note A-1. As used in this prospectus supplement, the term "KinderCare Portfolio Whole Loan" refers to the
KinderCare Portfolio Pari Passu Note A-1, the KinderCare Portfolio Pari Passu
Note A-2 and the KinderCare Portfolio Pari Passu Note A-3.

     An intercreditor agreement (the "KinderCare Portfolio Intercreditor
Agreement") among the holder of the KinderCare Portfolio Pari Passu Note A-1, the holder of the KinderCare Portfolio Pari

                                      S-89

Passu Note A-2 and the holder of the KinderCare Portfolio Pari Passu Note A-3
(the "KinderCare Portfolio Pari Passu Noteholders") sets forth the rights of the noteholders. The KinderCare Portfolio Intercreditor Agreement generally provides that the mortgage loans that comprise the KinderCare Portfolio Whole
Loan will be serviced and administered pursuant to the Pooling and Servicing
Agreement by the Master Servicer and Special Servicer, as applicable, according to the Servicing Standard. Pursuant to the KinderCare Portfolio Intercreditor
Agreement, a $200,000,000 portion of the principal balance (as of the Cut-off
Date) of the KinderCare Portfolio Pari Passu Note A-1 (the "KC Pari Passu Note
A-1 Junior Portion") is subordinate under certain circumstances with respect to payments received with respect to the KinderCare Portfolio Whole Loan relative to the KinderCare Portfolio Pari Passu Note A-2, the KinderCare Portfolio Pari
Passu Note A-3 and the remaining $150,000,000 portion (the "KC Pari Passu Note
A-1 Senior Portion") of the principal balance of the KinderCare Portfolio Pari
Passu Note A-1. The KC Pari Passu Note A-1 Junior Portion corresponds to the KC
Pari Passu Note A-1 Subordinate Components and the KC Pari Passu Note A-1
Senior Portion corresponds to the KC Pari Passu Note A-1 Senior Component. The
KinderCare Portfolio Intercreditor Agreement generally provides that expenses, losses and shortfalls relating to the KinderCare Portfolio Whole Loan will be allocated first to the KC Pari Passu Note A-1 Junior Portion and then pro rata among the KC Pari Passu Note A-1 Senior Portion, the KinderCare Portfolio Pari
Passu Note A-2 and the KinderCare Portfolio Pari Passu Note A-3. Accordingly,
expenses, losses and shortfalls relating to the KinderCare Portfolio Whole Loan generally will be allocated first to the KC Pari Passu Note A-1 Subordinate
Components and then pro rata among the KC Pari Passu Note A-1 Senior Component, the KinderCare Portfolio Pari Passu Note A-2 and the KinderCare Portfolio Pari
Passu Note A-3.

     Distributions. Pursuant to the terms of the KinderCare Portfolio
Intercreditor Agreement, prior to the occurrence of a monetary or material event of default with respect to the KinderCare Portfolio Whole Loan, after payment or reimbursement of certain servicing fees, special servicing fees, trust fund expenses and/or advances and various expenses, costs and liabilities referenced in the KinderCare Portfolio Intercreditor Agreement, all payments and proceeds received with respect to the KinderCare Portfolio Whole Loan will be generally paid in the following manner:

     (i) first, pro rata (based on their respective interest entitlements), to
(A) the holder of the KinderCare Portfolio Pari Passu Note A-1 in respect of the KC Pari Passu Note A-1 Senior Portion in an amount equal to the accrued and unpaid interest on the outstanding principal balance of the KC Pari Passu Note
A-1 Senior Portion, (B) the holder of the KinderCare Portfolio Pari Passu Note
A-2 in an amount equal to the accrued and unpaid interest on the outstanding principal balance of the KinderCare Portfolio Pari Passu Note A-2; and (C) the
holder of the KinderCare Portfolio Pari Passu Note A-3 in an amount equal to the accrued and unpaid interest on the outstanding principal balance of the
KinderCare Portfolio Pari Passu Note A-3;

     (ii) second, to each of the holder of the KinderCare Portfolio Pari Passu
Note A-1 (in respect of the KC Pari Passu Note A-1 Senior Portion), the holder of the KinderCare Portfolio Pari Passu Note A-2 and the holder of the
KinderCare Portfolio Pari Passu Note A-3), in an amount equal to its pro rata portion, based on the then outstanding principal balances of the KC Pari Passu
Note A-1 Senior Portion, the KinderCare Portfolio Pari Passu Note A-2, the
KinderCare Portfolio Pari Passu Note A-3 and the KC Pari Passu Note A-1 Junior
Portion, of all principal payments collected on the KinderCare Portfolio Whole
Loan, to be applied in reduction of the outstanding principal balances of the
KC Pari Passu Note A-1 Senior Portion, the KinderCare Portfolio Pari Passu Note
A-2 and the KinderCare Portfolio Pari Passu Note A-3;

     (iii) third, to the holder of the KinderCare Portfolio Pari Passu Note A-1 in respect of the KC Pari Passu Note A-1 Junior Portion in an amount equal to the accrued and unpaid interest on the outstanding principal balance of the KC
Pari Passu Note A-1 Junior Portion;

     (iv) fourth, to the holder of the KinderCare Portfolio Pari Passu Note A-1
(in respect of the KC Pari Passu Note A-1 Junior Portion), in an amount equal to its pro rata portion, based on the then outstanding principal balances of the KC Pari Passu Note A-1 Senior Portion, the KinderCare Portfolio Pari Passu
Note A-2, the KinderCare Portfolio Pari Passu Note A-3 and the KC Pari Passu

                                      S-90

Note A-1 Junior Portion, of all principal payments collected on the KinderCare
Portfolio Whole Loan, to be applied in reduction of the outstanding principal balance of the KC Pari Passu Note A-1 Junior Portion;

     (v) fifth, any default interest in excess of the interest paid in accordance with clauses (i) and (iii) of this paragraph, to the extent collected and not applied to Advance Interest or Additional Trust Fund Expenses
(or as otherwise described under "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payments of Expenses" in this prospectus supplement), or payable to any party other than a KinderCare Portfolio Pari
Passu Noteholder, in each case pursuant to the Pooling and Servicing Agreement, to the holder of the KinderCare Portfolio Pari Passu Note A-1 (in respect of the KC Pari Passu Note A-1 Senior Portion), the holder of the KinderCare
Portfolio Pari Passu Note A-2, the holder of the KinderCare Portfolio Pari
Passu Note A-3 and the holder of the KinderCare Portfolio Pari Passu Note A-1
(in respect of the KC Pari Passu Note A-1 Junior Portion), each in an amount equal to their pro rata portion of such default interest (based on the then outstanding principal balances of the KC Pari Passu Note A-1 Senior Portion, the KinderCare Portfolio Pari Passu Note A-2, the KinderCare Portfolio Pari
Passu Note A-3 and the KC Pari Passu Note A-1 Junior Portion);

     (vi) sixth, any amounts that represent late payment charges, other than
Prepayment Premiums or default interest, actually collected on the KinderCare
Portfolio Whole Loan, to the extent not applied to Advance Interest or
Additional Trust Fund Expenses (or as otherwise described under "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payments of Expenses"
in this prospectus supplement), or payable to any party other than a KinderCare
Portfolio Pari Passu Noteholder, in each case pursuant to the Pooling and
Servicing Agreement, to the holder of the KinderCare Portfolio Pari Passu Note
A-1 (in respect of the KC Pari Passu Note A-1 Senior Portion), the holder of the KinderCare Portfolio Pari Passu Note A-2, the holder of the KinderCare
Portfolio Pari Passu Note A-3 and the holder of the KinderCare Portfolio Pari
Passu Note A-1 (in respect of the KC Pari Passu Note A-1 Junior Portion), each in an amount equal to their pro rata portion of such amounts (based on the then outstanding principal balances of the KC Pari Passu Note A-1 Senior Portion, the KinderCare Portfolio Pari Passu Note A-2, the KinderCare Portfolio Pari
Passu Note A-3 and the KC Pari Passu Note A-1 Junior Portion); and

     (vii) seventh, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to any party other than a KinderCare Portfolio Pari Passu Noteholder pursuant to the Pooling and
Servicing Agreement and not otherwise applied in accordance with the foregoing clauses (i) through (vi) of this paragraph, to the holder of the KinderCare
Portfolio Pari Passu Note A-1 (in respect of the KC Pari Passu Note A-1 Senior
Portion), the holder of the KinderCare Portfolio Pari Passu Note A-2, the holder of the KinderCare Portfolio Pari Passu Note A-3 and the holder of the
KinderCare Portfolio Pari Passu Note A-1 (in respect of the KC Pari Passu Note
A-1 Junior Portion), each in an amount equal to their pro rata portion of such excess (based on the original principal balances of the KC Pari Passu Note A-1
Senior Portion, the KinderCare Portfolio Pari Passu Note A-2, the KinderCare
Portfolio Pari Passu Note A-3 and the KC Pari Passu Note A-1 Junior Portion).

     Following the occurrence and during the continuance of a monetary or other material event of default with respect to the KinderCare Portfolio Whole Loan, after payment or reimbursement of certain servicing fees, special servicing fees, trust fund expenses and/or advances and various expenses, costs and liabilities referenced in the KinderCare Portfolio Intercreditor Agreement, all
payments and proceeds received with respect to the KC Pari Passu Note A-1
Subordinate Components will be subordinated to all payments under the KC Pari
Passu Note A-1 Senior Component, the KinderCare Portfolio Pari Passu Note A-2
and the KinderCare Portfolio Pari Passu Note A-3, and the amounts received with respect to the KinderCare Portfolio Whole Loan will generally be paid in the following manner:

     (i) first, pro rata, based on the interest accrued on the then outstanding principal balances of only the KC Pari Passu Note A-1 Senior Portion, the
KinderCare Portfolio Pari Passu Note A-2 and the KinderCare Portfolio Pari
Passu Note A-3, to (A) the holder of the KinderCare Portfolio Pari

                                      S-91

Passu Note A-1 in respect of the KC Pari Passu Note A-1 Senior Portion in an amount equal to the accrued and unpaid interest on the outstanding principal balance of the KC Pari Passu Note A-1 Senior Portion, (B) the holder of the
KinderCare Portfolio Pari Passu Note A-2 in an amount equal to the accrued and unpaid interest on the outstanding principal balance of the KinderCare
Portfolio Pari Passu Note A-2; and (C) the holder of the KinderCare Portfolio
Pari Passu Note A-3 in an amount equal to the accrued and unpaid interest on the outstanding principal balance of the KinderCare Portfolio Pari Passu Note
A-3;

     (ii) second, to the holder of the KinderCare Portfolio Pari Passu Note A-1
(in respect of the KC Pari Passu Note A-1 Senior Portion), the holder of the
KinderCare Portfolio Pari Passu Note A-2 and the holder of the KinderCare
Portfolio Pari Passu Note A-3, each in an amount equal to their pro rata portion, based on the then outstanding principal balances of only the KC Pari
Passu Note A-1 Senior Portion, the KinderCare Portfolio Pari Passu Note A-2 and
the KinderCare Portfolio Pari Passu Note A-3, of all principal payments collected on the KinderCare Portfolio Whole Loan, to be applied in reduction of such outstanding principal balances until such balances have been reduced to zero;

     (iii) third, to the holder of the KinderCare Portfolio Pari Passu Note A-1 in respect of the KC Pari Passu Note A-1 Junior Portion in an amount equal to the accrued and unpaid interest on the outstanding principal balance of the KC
Pari Passu Note A-1 Junior Portion;

     (iv) fourth, to the holder of the KinderCare Portfolio Pari Passu Note A-1 in respect of the KC Pari Passu Note A-1 Junior Portion in an amount equal to the remaining principal payments collected on the KinderCare Portfolio Whole
Loan, to be applied in reduction of the outstanding principal balance of the KC
Pari Passu Note A-1 Junior Portion until such balance has been reduced to zero;

     (v) fifth, any default interest in excess of the interest paid in accordance with clauses (i) and (iii) of this paragraph, to the extent collected and not applied to Advance Interest or Additional Trust Fund Expenses
(or as otherwise described under "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payments of Expenses" in this prospectus supplement), or payable to any party other than a KinderCare Portfolio Pari
Passu Noteholder, in each case pursuant to the Pooling and Servicing Agreement, to the holder of the KinderCare Portfolio Pari Passu Note A-1 (in respect of the KC Pari Passu Note A-1 Senior Portion), the holder of the KinderCare
Portfolio Pari Passu Note A-2, the holder of the KinderCare Portfolio Pari
Passu Note A-3 and the holder of the KinderCare Portfolio Pari Passu Note A-1
(in respect of the KC Pari Passu Note A-1 Junior Portion), each in an amount equal to their pro rata portion, based on the then outstanding principal balances of the KC Pari Passu Note A-1 Senior Portion, the KinderCare Portfolio
Pari Passu Note A-2, the KinderCare Portfolio Pari Passu Note A-3 and the KC
Pari Passu Note A-1 Junior Portion, of such default interest;

     (vi) sixth, any amounts that represent late payment charges, other than default interest, actually collected on the KinderCare Portfolio Whole Loan, to the extent not applied to Advance Interest or Additional Trust Fund Expenses
(or as otherwise described under "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payments of Expenses" in this prospectus supplement), or payable to any party other than a KinderCare Portfolio Pari
Passu Noteholder, in each case pursuant to the Pooling and Servicing Agreement, to the holder of the KinderCare Portfolio Pari Passu Note A-1 (in respect of the KC Pari Passu Note A-1 Senior Portion), the holder of the KinderCare
Portfolio Pari Passu Note A-2, the holder of the KinderCare Portfolio Pari
Passu Note A-3 and the holder of the KinderCare Portfolio Pari Passu Note A-1
(in respect of the KC Pari Passu Note A-1 Junior Portion), each in an amount equal to their pro rata portion, based on the then outstanding principal balances of the KC Pari Passu Note A-1 Senior Portion, the KinderCare Portfolio
Pari Passu Note A-2, the KinderCare Portfolio Pari Passu Note A-3 and the KC
Pari Passu Note A-1 Junior Portion, of such amounts; and

     (vii) seventh, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to a party other than a
KinderCare Portfolio Pari Passu Noteholder pursuant to the Pooling and
Servicing Agreement and not otherwise applied in

                                      S-92

accordance with the foregoing clauses (i) through (vi) of this paragraph, to the holder of the KinderCare Portfolio Pari Passu Note A-1 (in respect of the
KC Pari Passu Note A-1 Senior Portion), the holder of the KinderCare Portfolio
Pari Passu Note A-2, the holder of the KinderCare Portfolio Pari Passu Note A-3 and the holder of the KinderCare Portfolio Pari Passu Note A-1 (in respect of the KC Pari Passu Note A-1 Junior Portion), each in an amount equal to their pro rata portion, based on the original principal balances of the KC Pari Passu
Note A-1 Senior Portion, the KinderCare Portfolio Pari Passu Note A-2, the
KinderCare Portfolio Pari Passu Note A-3 and the KC Pari Passu Note A-1 Junior
Portion, of such excess.

     Cure Rights. See "Description of the Mortgage Pool--KC Pari Passu Note A-1
Component Mortgage Loan--Cure Rights" in this prospectus supplement.

     Purchase Option. Upon the KinderCare Portfolio Whole Loan becoming (i)
delinquent 60 days or more in respect of a monthly payment (not including the balloon payment) or (ii) delinquent in respect of its balloon payment unless the Master Servicer has, on or prior to the due date of such balloon payment, received written evidence from an institutional lender of such lender's binding commitment to refinance the KinderCare Portfolio Whole Loan within 60 days after the due date of such balloon payment, in either case such delinquency to be determined without giving effect to any grace period permitted by the
Mortgage Loan documents and without regard to any acceleration of payments under the Mortgage Loan documents, or (iii) as to which the Master Servicer or
Special Servicer has, by written notice to the related mortgagor, accelerated the maturity, the KC Pari Passu Note A-1 Controlling Class Holder, until the outstanding principal balance of the KC Pari Passu Note A-1 Subordinate
Components have been reduced to zero (at which point there will be no such purchase right) (the "KinderCare Portfolio Purchase Option Holder"), will have the right (but not the obligation) prior to any other party to purchase the
KinderCare Portfolio Whole Loan at the KinderCare Portfolio Repurchase Price
and, upon written notice and subject to the timing requirements in the
KinderCare Portfolio Intercreditor Agreement, the Special Servicer will be required to sell the KinderCare Portfolio Whole Loan to the KinderCare
Portfolio Purchase Option Holder on a mutually designated date.

     Following the reduction of the KC Pari Passu Note A-1 Junior Portion to zero, no person will have a preferential option to purchase the entire
KinderCare Portfolio Whole Loan. However, the KinderCare Portfolio Pari Passu
Note A-1 itself will be subject to the Defaulted Mortgage Loan Purchase Option procedures described in this prospectus supplement under "Servicing of the
Mortgage Loans--Defaulted Mortgage Loans; Purchase Option".

     The "KinderCare Portfolio Repurchase Price" means, with respect to the
KinderCare Portfolio Whole Loan, a cash price equal to the sum of, without duplication, (a) the principal balances of the KC Pari Passu Note A-1 Senior
Portion, the KC Pari Passu Note A-1 Junior Portion, the KinderCare Portfolio
Pari Passu Note A-2 and the KinderCare Portfolio Pari Passu Note A-3, as
applicable, (b) accrued and unpaid interest thereon from the payment date under the KC Pari Passu Note A-1 Senior Portion, the KinderCare Portfolio Pari Passu
Note A-2, the KinderCare Portfolio Pari Passu Note A-3 and the KC Pari Passu
Note A-1 Junior Portion, as applicable, as to which interest was last paid in full by the borrower up to and including the end of the interest accrual period relating to the payment date next following the date the purchase occurred, (c)
all unreimbursed advances with respect to the KC Pari Passu Note A-1 Senior
Portion, the KinderCare Portfolio Pari Passu Note A-2 and the KinderCare
Portfolio Pari Passu Note A-3, as applicable, together with interest thereon at the reimbursement rate under the Pooling and Servicing Agreement, including any master servicing compensation and special servicing compensation, (d) certain unreimbursed costs and expenses with respect to the KC Pari Passu Note A-1
Senior Portion, the KinderCare Portfolio Pari Passu Note A-2, the KinderCare
Portfolio Pari Passu Note A-3 and the KC Pari Passu Note A-1 Junior Portion, as
applicable, (e) any other additional trust fund expenses with respect to the KC
Pari Passu Note A-1 Senior Portion, the KinderCare Portfolio Pari Passu Note
A-2, the KinderCare Portfolio Pari Passu Note A-3 and the KC Pari Passu Note
A-1 Junior Portion, as applicable, and (f) any liquidation fees payable in connection with the purchase of the KC Pari Passu Note A-1 Senior Portion, the
KinderCare Portfolio Pari Passu Note A-2, the KinderCare Portfolio Pari Passu
Note A-3 and the KC

                                      S-93

Pari Passu Note A-1 Junior Portion, as applicable; provided, however, that the
KinderCare Portfolio Repurchase Price will not be reduced by any outstanding principal and/or interest advance.

     Servicing and Termination of the Special Servicer. If the Master Servicer,
the Special Servicer or the Trustee makes any Servicing Advance that becomes a
Nonrecoverable Advance or pays any fees, costs or expenses that related directly to the servicing of the KinderCare Portfolio Pari Passu Note A-1, the
KinderCare Portfolio Pari Passu Note A-2 and the KinderCare Portfolio Pari
Passu Note A-3 as to which such party is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement (including Master Servicing Fees, Special
Servicing Fees, Liquidation Fees and Workout Fees) and such party is unable to recover any proportionate share of such Servicing Advance, fees, costs or expenses, including interest thereon, as contemplated above, the holders of such note will be jointly and severally liable for such Servicing Advance, fees, costs or expenses, including interest thereon. If any of the KinderCare
Portfolio Pari Passu Note A-1, the KinderCare Portfolio Pari Passu Note A-2 or
the KinderCare Portfolio Pari Passu Note A-3 is an asset of a securitization, the related trust will assume, as the holder of the applicable note, the foregoing obligations and the Master Servicer, the Special Servicer or the
Trustee, as the case may be, may seek the entire unpaid balance of such
Servicing Advance, fees, costs or expenses, including interest thereon, from general collections in the related trust's collection account. See also
"Description of the Mortgage Pool--KC Pari Passu Note A-1 Component Mortgage
Loan" in this prospectus supplement.

     The KC Pari Passu Note A-1 Controlling Holder has limited rights of consultation and consent with respect to certain servicing decisions. In addition, prior to the occurrence and continuance of a KC Pari Passu Note A-1
Control Appraisal Period, the KC Pari Passu Note A-1 Controlling Holder is
permitted to remove the Special Servicer (solely with respect to the KinderCare
Portfolio Whole Loan) with or without cause and to appoint a new Special
Servicer (solely with respect to the KinderCare Portfolio Whole Loan) as more particularly described in this prospectus supplement under Servicing of the
Mortgage Loans--Termination of the Special Servicer".

KC PARI PASSU NOTE A-1 COMPONENT MORTGAGE LOAN

     The ownership interest in Loan No. 59414 (the "KC Pari Passu Note A-1
Component Mortgage Loan") will be split into a senior interest (the "KC Pari
Passu Note A-1 Senior Component") and six subordinate interests (the "KC Pari
Passu Note A-1 Subordinate Components"). The KC Pari Passu Note A-1 Subordinate
Components consist of the "KC-A Component", the "KC-B Component", the "KC-C
Component", the "KC-D Component", the "KC-E Component" and the "KC-F
Component". See also Ten Largest Mortgage Loan Descriptions--KinderCare
Portfolio" in Annex E to this prospectus supplement. The Cut-off Date Balance of the KC Pari Passu Note A-1 Senior Component will equal approximately
$150,000,000, representing 5.5% of the Initial Pool Balance.

     Distributions. All distributions of principal and interest with respect to the KC Pari Passu Note A-1 Senior Component will be distributed to the
Certificates as described in this prospectus supplement. The holders of the KC
Pari Passu Note A-1 Subordinate Components are entitled on any Distribution
Date only to amounts collected on the KC Pari Passu Note A-1 Component Mortgage
Loan to the extent remaining after the application of such collections to distributions on such Distribution Date in respect of the KC Pari Passu Note
A-1 Senior Component as described in this prospectus supplement under
"Description of the Certificates--Distributions--Class KC Certificates and the
KC Pari Passu Note A-1 Component Mortgage Loan"; provided, however, Prepayment
Premiums (if any) actually collected in respect of the KC Pari Passu Note A-1
Component Mortgage Loan will be allocated to the KC Pari Passu Note A-1 Senior
Portion and the KC Pari Passu Note A-1 Junior Portion, pro rata, based on their outstanding principal balances.

     Cure Rights. In the event that the borrower fails to make any payment of principal or interest on the KinderCare Portfolio Whole Loan, resulting in a monetary event of default, the KC Pari Passu Note A-1 Controlling Holder will have the right to cure such monetary event of default, but may cure no more than three consecutive or six total monetary events of default. The KC Pari
Passu Note A-1 Controlling Holder also has the right to cure certain non-monetary events of default.

                                      S-94

Notwithstanding the foregoing, the KC Pari Passu Note A-1 Controlling Holder will not be permitted to cure more than three consecutive defaults nor will it be permitted to cure more than six defaults over the loan term.

     Purchase Option. If the KC Pari Passu Note A-1 Component Mortgage Loan
becomes a Defaulted Mortgage Loan, the KC Pari Passu Note A-1 Controlling
Holder will have the option, but not the obligation, subject to the option of the KinderCare Portfolio Purchase Option Holder, to purchase the KC Pari Passu
Note A-1 Component Mortgage Loan (including the KC Pari Passu Note A-1
Subordinate Components) from the Trust Fund at a price equal to the Purchase
Price thereof. The Purchase Price paid in connection with such purchase will be applied as described under "Description of the
Certificates--Distributions--Class KC Certificates and the KC Pari Passu Note
A-1 Component Mortgage Loan". For more information regarding the relationship between the KC Pari Passu Note A-1 Senior Component and the KC Pari Passu Note
A-1 Subordinate Components, see "Description of the Certificates" in this prospectus supplement.

TEN LARGEST MORTGAGE LOANS

     Certain of the larger Mortgage Loans (by outstanding principal balance)
are described below in the following table and text. Terms used below relating to underwriting or property characteristics have the meaning assigned to such term in the "Glossary of Principal Definitions" in this prospectus supplement.
The balances and other numerical information used to calculate various ratios with respect to component mortgage loans, split loan structures and certain other Mortgage Loans are explained under "Glossary of Principal Definitions" in this prospectus supplement.

     The following table and summaries describe the ten largest Mortgage Loans in the Mortgage Pool by Cut-off Date Balance:

                                                    % OF
                                    CUT-OFF       INITIAL
                                      DATE          POOL      PROPERTY
           LOAN NAME                BALANCE       BALANCE       TYPE
------------------------------ ----------------- --------- -------------

277 Park Avenue ..............  $  260,000,000       9.5%      Office
KinderCare Portfolio .........     150,000,000       5.5       Other
InTown Suites
 Portfolio ...................     125,815,376       4.6       Hotel
Summit at Warner
 Center ......................     120,000,000       4.4    Multifamily
Burnett Plaza ................     114,200,000       4.2       Office
Paramus Park Mall ............     109,743,317       4.0       Retail
Omni Hotel -- San
 Diego .......................     105,000,000       3.8       Hotel
ODS Tower ....................      78,500,000       2.9       Office
2001 K Street ................      67,000,000       2.4       Office
River Ranch
 Apartments ..................      57,000,000       2.1    Multifamily
                                --------------      ----
TOTAL/WTD AVG. ...............  $1,187,258,693      43.3%
                                ==============      ====

                                CUT-OFF   MATURITY/ARD
                                  DATE        DATE
                                  LTV         LTV       UNDERWRITTEN         MORTGAGE
           LOAN NAME             RATIO       RATIO          DSCR               RATE
------------------------------ --------- ------------- -------------- ----------------------

277 Park Avenue ..............    41.7%       41.7%         2.64x            4.647%(1)(2)
KinderCare Portfolio .........    40.9%       35.2%         3.27x            5.123%(1)(2)
InTown Suites
 Portfolio ...................    59.1%       44.9%         1.97x            5.336%(1)
Summit at Warner
 Center ......................    57.1%       57.1%         2.04x            4.900%
Burnett Plaza ................    79.9%       70.8%         1.52x            5.016%(1)
Paramus Park Mall ............    58.7%       48.3%         1.82x            4.864%
Omni Hotel -- San
 Diego .......................    61.0%       55.9%         2.16x            5.651%(1)
ODS Tower ....................    67.1%       67.1%         1.59x            5.626%(1)
2001 K Street ................    46.2%       38.5%         1.78x            5.380%
River Ranch
 Apartments ..................    64.8%       64.8%         1.84x            4.970%
TOTAL/WTD AVG. ...............    55.0%       50.0%         2.21X            5.072%(1)

----------
(1)   Interest rate rounded to three decimals.

(2)   Interest rate subject to change prior to pricing.

     Summaries of certain additional information with respect to each of the ten largest Mortgage Loans detailed above can be found in Annex E to this prospectus supplement.

                                      S-95

ADDITIONAL MORTGAGE LOAN INFORMATION

     General. For a detailed presentation of certain characteristics of the
Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A1 to this prospectus supplement. Certain capitalized terms that appear in this prospectus supplement are defined in "Glossary of Principal
Definitions" in this prospectus supplement. See Annex B to this prospectus supplement for certain information with respect to capital improvement, replacement, tax, insurance and tenant improvement reserve accounts, as well as certain other information with respect to multifamily mortgaged properties, other than manufactured housing properties.

     Delinquencies. As of the Cut-off Date, none of the Mortgage Loans will have been 30 days or more delinquent in respect of any Monthly Payment since origination. All of the Mortgage Loans were originated during the 28 months prior to the Cut-off Date.

     Tenant Matters. Fifty-nine of the office, retail, industrial and warehouse facility Mortgaged Properties, which represent security for 41.4% of the
Initial Pool Balance are leased in part to one or more Major Tenants. The top two concentrations of Major Tenants with respect to more than one property
(groups of Mortgage Loans where the same company is a Major Tenant of each
Mortgage Loan in the group) represent 1.3% and 0.7% of the Initial Pool
Balance. In addition, there are several cases in which a particular entity is a tenant at multiple Mortgaged Properties, and although it may not be a Major
Tenant at any such property, it may be significant to the success of such properties.

     Certain of the Multifamily Mortgaged Properties have material concentrations of student tenants.

     Ground Leases and Other Non-Fee Interests. Thirteen Mortgage Loans which represent 10.5% of the Initial Pool Balance are, in each such case, secured in whole or in part by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. Generally, either (i) the lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee. See "Certain Legal Aspects of Mortgage Loans--Foreclosure--Leasehold Considerations" in the accompanying prospectus.

     The ground leases relating to two Mortgage Loans (Loan No. 20051342 and
Loan No. 20050765) representing 1.4% and 1.2%, respectively, of the Initial
Pool Balance as of the Cut-off Date) grant the ground lessee the option to purchase the related fee interest for a nominal consideration. Such purchase option may be exercised with respect to Loan No. 20051342 upon the expiration of the ground lease and may be exercised with respect to the Loan No. 20050765 at any time though a purchase of that fee interest by the ground lessee will terminate certain tax incentives the mortgage property is currently entitled to receive.

     Additional Financing. The existence of subordinated indebtedness encumbering a Mortgaged Property may increase the difficulty of refinancing the related Mortgage Loan at maturity and the possibility that reduced cash flow could result in deferred maintenance. Also, in the event that the holder of the subordinated debt files for bankruptcy or is placed in involuntary receivership, foreclosure on the Mortgaged Property could be delayed. In general, the Mortgage Loans either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to that encumbrance.

                                      S-96

     Certain information about additional debt that has been or may be incurred is as set forth in the following table:

                                   NUMBER OF
                                   MORTGAGE     % OF INITIAL
TYPE OF ADDITIONAL DEBT(1)           LOANS      POOL BALANCE
-------------------------------   ----------   -------------

Future ........................       30            31.6%
 Secured ......................        6             1.0%
 Unsecured(2) .................       23            30.6%
 Secured or Unsecured .........        1             0.0%
Existing ......................        4            16.1%
 Secured ......................        1             0.7%
 Unsecured(2) .................        1             0.5%
 Secured or Unsecured .........        2            15.0%

----------
(1)   Future and Existing Debt includes Mezzanine Debt.

(2)   Excludes unsecured trade payables.

      o In the case of one Mortgage Loan (Loan No. 16310) representing 0.7% of the Initial Pool Balance, there is existing secured subordinate debt in the amount of $1,600,000.

      o In the case of two Mortgage Loans (Loan Nos. 58948 and 59295), representing 0.4% of the Initial Pool Balance, the related borrowers are permitted to incur unsecured subordinate debt, subject to the satisfaction of certain conditions contained in the related Mortgage
        Loan documents, including, but not limited to, certain loan-to-value ratio tests and certain debt service coverage ratio tests.

      o In the case of one Mortgage Loan (Loan No. 15191), representing 0.3% of the Initial Pool Balance, the related borrower is permitted to incur subordinate debt secured by the related Mortgaged Property, solely in connection with an assumption of the loan which has been approved by mortgagee and which occurs any time following the related defeasance lockout period, subject to the satisfaction of certain conditions contained in the related Mortgage Loan documents, including, among other things (i) the Mortgaged Property satisfying a minimum
        debt-service-coverage ratio of 1.50 to 1.00, and (ii) a maximum loan-to-value ratio of 70% and (iii) the execution of an intercreditor and subordination agreement in recordable form satisfactory to mortgagee.

      o In the case of one Mortgage Loan (Loan No. 15260), representing 0.2% of the Initial Pool Balance, the related borrower is permitted to incur subordinate debt secured by a pledge of the membership interests of the borrower, subject to the satisfaction of certain conditions contained in the related Mortgage Loan documents, including, among other things (i) a maximum loan-to-value ratio of 85% and (iii) the execution of an subordination agreement in form and content satisfactory to lender in its sole discretion.

      o In the case of one Mortgage Loan (Loan No. 14805), representing 0.2% of the Initial Pool Balance, the related borrower is permitted to incur subordinate debt secured by the related Mortgaged Property, subject to the satisfaction of certain conditions contained in the related Mortgage
        Loan documents, including, among other things (i) 24 months having elapsed from the date of the deed of trust, (ii) the Mortgaged Property satisfying a minimum debt-service-coverage ratio of 1.20 to 1.00, (iii)
        a maximum loan-to-value ratio of 80% and (iv) the execution of an intercreditor and subordination agreement in recordable form satisfactory to mortgagee.

      o In the case of one Mortgage Loan (Loan No. 15262), representing 0.2% of the Initial Pool Balance, the related borrower is permitted to incur subordinate debt secured by the related Mortgaged Property, subject to the satisfaction of certain conditions contained in the related Mortgage
        Loan documents, including, among other things (i) 36 months having elapsed from the date of the securitization of the loan, (ii) the
        Mortgaged Property satisfying a minimum

                                      S-97

        debt-service-coverage ratio of 1.30 to 1.00, (iii) a maximum loan-to-value ratio of 75% and (iv) the execution of a subordination agreement in form and content satisfactory to lender in its reasonable discretion.

      o In the case of one Mortgage Loan (Loan No. 13734), representing 0.2% of the Initial Pool Balance, the related borrower is permitted to incur subordinate debt secured by the related Mortgaged Property, subject to the satisfaction of certain conditions contained in the related Mortgage
        Loan documents, including, among other things (i) 24 months having elapsed from the date of the securitization of the loan, (ii) the
        Mortgaged Property satisfying a minimum debt-service-coverage ratio of
        1.25 to 1.00, (iii) a maximum loan-to-value ratio of 80% and (iv) the execution of a subordination agreement in form and content satisfactory to lender in its reasonable discretion.

      o In the case of one Mortgage Loan (Loan No. 13388), representing 0.1% of the Initial Pool Balance, the related borrower is permitted to incur subordinate debt secured by the related Mortgaged Property, subject to the satisfaction of certain conditions contained in the related Mortgage
        Loan documents, including, among other things (i) the Mortgaged Property satisfying a minimum debt-service-coverage ratio of 1.25 to 1.00, (ii) a maximum loan-to-value ratio of 75% and (iii) the subordinate debt not being put in place until July 1, 2007.

      o In the case of one Mortgage Loan (Loan No. 14785), representing 0.1% of the Initial Pool Balance, the related borrower is permitted to incur subordinate debt secured by the related Mortgaged Property, subject to the satisfaction of certain conditions contained in the related Mortgage
        Loan documents, including, among other things (i) 36 months having elapsed from the date of the securitization of the loan, (ii) the net operating income from the Mortgaged Property satisfying a minimum debt-service-coverage ratio of 1.30 to 1.00, (iii) a maximum loan-to-value ratio of 75% and (iv) the execution of a subordination agreement in form and content satisfactory to lender in its sole discretion.

      o In the case of one Mortgage Loan (Loan No. 14252), representing 0.1% of the Initial Pool Balance, the related Mortgage provides that the borrower may incur debt upon any distribution to a partner of the borrower, which such partner loans back to the borrower, subject to a maximum of $200,000, and which amount is unsecured and subordinate to the Mortgage Loan.

      o In the case of one Mortgage Loan (Loan No. 15629), representing 0.0% of the Initial Pool Balance, the related borrower is permitted to incur subordinate secured or unsecured debt, subject to the satisfaction of certain conditions contained in the related Mortgage Loan documents, including, among other things (i) 24 months having elapsed from the date of the securitization of the loan, (ii) the Mortgaged Property satisfying a minimum debt-service- coverage ratio of 1.40 to 1.00, (iii)
        a maximum loan-to-value ratio of 75% and (iv) the execution of a subordination agreement in form and content satisfactory to lender in its reasonable discretion. In addition, the borrower, a revocable trust, is permitted to incur unsecured subordinate debt.

     Regardless of whether the terms of a Mortgage Loan prohibit the incurrence of subordinate debt, the related borrower may be permitted to incur additional indebtedness secured by furniture, fixtures and equipment, and to incur additional unsecured indebtedness. In addition, although the Mortgage Loans generally restrict the transfer or pledging of general partnership and managing member interests in a borrower, subject to certain exceptions, the terms of the
Mortgage Loans generally permit, subject to certain limitations, the transfer or pledge of a less than controlling portion of the limited partnership or managing membership equity interests in a borrower. Moreover, in general the parent entity of any borrower that does not meet the single purpose entity criteria may not be restricted in any way from incurring mezzanine or other debt not secured by the related Mortgaged Property.

                                      S-98

     Certain information about mezzanine debt that has been or may be incurred is as set forth in the following table:

                            NUMBER OF
                            MORTGAGE     % OF INITIAL
 TYPE OF MEZZANINE DEBT       LOANS      POOL BALANCE
------------------------   ----------   -------------

Future .................       19            29.5%
Existing ...............        3            15.4
                               --            ----
TOTAL ..................       22            44.9%
                               ==            ====

     o  In the case of 19 Mortgage Loans, representing 29.5% of the Initial Pool
        Balance, the related Mortgage Loan documents permit the direct and/or indirect owners of the borrowing entity(ies) to incur mezzanine debt, subject to the satisfaction of certain conditions contained in the related Mortgage Loan documents, including, but not limited to, certain loan-to-value ratio tests, certain debt service coverage ratio tests and applicable rating agency "no downgrade" confirmations.

     For each of the Mortgage Loans with existing mezzanine debt (Loan Nos.
59414, 59147 and 20051273), the related mezzanine lender has entered into a mezzanine intercreditor agreement with the mortgagee, pursuant to which the related mezzanine lender, among other things, (x) has agreed, under certain circumstances, not to enforce its rights to realize upon collateral securing the mezzanine loan or take any exercise enforcement action with respect to the mezzanine loan without written confirmation from the Rating Agencies that such enforcement action would not cause the downgrade, withdrawal or qualification of the then current ratings of the Certificates, (y) has subordinated the mezzanine loan documents to the related Mortgage Loan documents and (z) has the option to purchase the related Mortgage Loan if such Mortgage Loan becomes defaulted or to cure the default as set forth in such mezzanine intercreditor agreement.

     Certain information about the 277 Park Avenue Mortgage Laon and the KC
Pari Passu Note A-1 Component Mortgage Loan is set forth in the following table:

                                                                          PRINCIPAL
                                                                        BALANCE AS OF
NAME                                                                   THE CUT-OFF DATE
-------------------------------------------------------------------   -----------------

277 Park Avenue Whole Loan(1) .....................................      $500,000,000
 277 Park Avenue Pari Passu Note A-1 Mortgage Loan ................      $260,000,000
 277 Park Avenue Pari Passu Note A-2 Mortgage Loan ................      $240,000,000
KinderCare Portfolio Whole Loan(2) ................................      $650,000,000
 KC Portfolio Pari Passu Note A-1 Component Mortgage Loan .........      $350,000,000
   KC Pari Passu Note A-1 Senior Component ........................      $150,000,000
   KC Pari Passu Note A-1 Subordinate Components ..................      $200,000,000
 KinderCare Portfolio Pari Passu Note A-2 .........................      $150,000,000
 KinderCare Portfolio Pari Passu Note A-3 .........................      $150,000,000

----------
(1)   "277 Park Avenue Whole Loan" refers to the entire mortgage loan secured by the Mortgaged Property known as 277 Park Avenue. Such mortgage loan is evidenced by two pari passu notes, designated as Note A-1 and Note A-2. "
      277 Park Avenue Pari Passu Note A-1 Mortgage Loan" refers to the portion of the whole loan that is evidenced by Note A-1 which is included in the
      Trust Fund, representing 9.5% of the Initial Pool Balance backs the
      Offered Certificates and is included in the Initial Pool Balance. "277
      Park Avenue Pari Passu Note A-2" refers to the portion of the whole loan that is evidenced by Note A-2 which is not included in the Trust Fund.

(2)   "KinderCare Portfolio Whole Loan" refers to the entire mortgage loan secured by the Mortgaged Property known as the KinderCare Portfolio. The
      KinderCare Portfolio Whole Loan is evidenced by three pari passu notes, designated as note A-1, note A-2 and note A-3. "KC Pari Passu Note A-1
      Component Mortgage Loan" refers to the portion of the whole loan that is evidenced by note A-1, representing 5.5% of the Initial Pool Balance. The
      KC Pari Passu Note A-1 Component Mortgage Loan is in turn divided into a senior component and six subordinate components as described in this prospectus supplement under "Description of the Mortgage Pool--KinderCare
      Portfolio Whole Loan" and "--KC Pari Passu Note A-1 Component Mortgage
      Loan". While both the KC Pari Passu Note A-1 Senior Component and the KC
      Pari Passu Note A-1 Subordinate Components are included in the Trust
      Fund, only the KC Pari Passu Note A-1

                                      S-99

   Senior Component backs the Offered Certificates and only such senior component is included in the Initial Pool Balance. The KC Pari Passu Note
   A-1 Subordinate Components back only the Class KC Certificates, which are not offered hereby (although the Offered Certificates benefit from the subordination of the KC Pari Passu Note A-1 Subordinate Components as
   described in this prospectus supplement under "Description of the Mortgage
   Pool--KinderCare Portfolio Whole Loan" and "--KC Pari Passu Note A-1
   Component Mortgage Loan"). "KinderCare Portfolio Pari Passu Note A-2"
   refers to the portion of the whole loan that is evidenced by note A-2.
   "KinderCare Portfolio Pari Passu Note A-3" refers to the portion of the whole loan that is evidenced by note A-3. The KinderCare Portfolio Pari
   Passu Note A-2 and the KinderCare Portfolio Pari Passu Note A-3 are not
   included in the Trust Fund and do not back or otherwise benefit any of the
   Certificates.

     Except as described above, we do not know whether the respective borrowers under the Mortgage Loans have any other indebtedness outstanding. See "Certain
Legal Aspects of Mortgage Loans--Subordinate Financing" in the accompanying prospectus.

     Lender/Borrower Relationships. The Mortgage Loan Sellers, the Depositor or
any of their affiliates may maintain certain banking or other relationships with borrowers under the Mortgage Loans or their affiliates, and proceeds of the Mortgage Loans may, in certain limited cases, be used by such borrowers or their affiliates in whole or in part to pay indebtedness owed to the Mortgage
Loan Sellers, the Depositor or such other entities.

CERTAIN UNDERWRITING MATTERS

     Environmental Assessments. Each of the Mortgaged Properties was subject to an environmental site assessment, an environmental site assessment update or a transaction screen that was performed by an independent third-party environmental consultant with respect to each Mortgaged Property securing a
Mortgage Loan in connection with the origination of such Mortgage Loan. In some cases, a third-party consultant also conducted a Phase II environmental site assessment of a Mortgaged Property. With respect to an Environmental Report, if any, (i) no such Environmental Report provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and such circumstances or conditions have not been subsequently remediated in all material respects, then generally, with certain exceptions, one or more of the following was the case: (A) a party not related to the related borrower was identified as a responsible party for such conditions or circumstances, (B) the related borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (C) the related borrower provided a "no further action" letter or other evidence acceptable to the related Mortgage
Loan Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D)
such conditions or circumstances were investigated further and based upon such additional investigation, and independent environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (H) the related Mortgaged
Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation. There can be no assurance, however, that a responsible party will be financially able to address the subject condition or compelled to do so. See "Risk Factors--Risks
Related to the Mortgage Loans--Adverse Environmental Conditions May Reduce Cash
Flow from a Mortgaged Property" for more information regarding the environmental condition of certain Mortgaged Properties.

                                     S-100

     The Mortgage Loan Sellers will not make any representation or warranty with respect to environmental conditions arising after the Delivery Date, and will not be obligated to repurchase or substitute for any Mortgage Loan due to any such condition.

     Generally. Certain federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. Such laws, as well as common law, may impose liability for releases of or exposure to asbestos containing materials and may provide for third parties to seek recovery from owners or operators of real properties for personal injuries associated with such releases.

     Owners of residential housing constructed prior to 1978 are required by federal law to disclose to potential residents or purchasers any known lead-based paint hazards and violations can incur treble damages for any failure to so notify. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning, and the owner of a property where such circumstances exist may be held liable for such injuries and for the costs of removal or encapsulation of the lead-based paint. Testing for lead-based paint or lead in the water was conducted with respect to certain of the Mortgaged Properties, generally based on the age and/or condition thereof.

     The Environmental Protection Agency has identified certain health risks associated with elevated radon gas in buildings, and has recommended that certain mitigating measures be considered.

     When recommended by Environmental Reports, operations and maintenance plans (addressing in some cases asbestos containing materials, lead-based paint, and/or radon) were generally required, except in the case of certain
Mortgaged Properties where the environmental consultant conducting the assessment also identified the condition of the asbestos containing materials as good and non-friable (i.e., not easily crumbled). In certain instances where related Mortgage Loan documents required the submission of operations and maintenance plans, these plans have yet to be received. There can be no assurance that recommended operations and maintenance plans have been or will continue to be implemented. In many cases, certain potentially adverse environmental conditions were not tested for. For example, lead based paint and radon were tested only with respect to Multifamily Mortgaged Properties and only if, in the case of lead based paint, the age of the Mortgaged Property warranted such testing and, in the case of radon, radon is prevalent in the geographic area where the Mortgaged Property is located; however, at several
Multifamily Mortgaged Properties located in geographic areas where radon is prevalent, radon testing was not conducted. None of the testing referenced in the preceding sentence was conducted in connection with a manufactured housing property.

     Certain of the Mortgaged Properties have off-site leaking underground storage tank sites located nearby which the Environmental Reports either have indicated are not likely to contaminate the related Mortgaged Properties but may require future monitoring or have identified a party not related to the borrower as responsible for such condition. Certain other Mortgaged Properties may contain contaminants in the soil or groundwater at levels which the environmental consultant has advised are below regulatory levels or otherwise are indicative of conditions typically not of regulatory concern and are not likely to require any further action. In some cases, there was no further investigation of a potentially adverse environmental condition, but in other cases, the potentially adverse environmental condition is being monitored. In certain instances where the related Mortgage Loan documents required underground storage tank repair or removal and the submission of a confirmation that this work has been performed, the confirmations have yet to be received.

     The information contained in this prospectus supplement regarding environmental conditions at the Mortgaged Properties is based on the
Environmental Reports and has not been independently verified by the Depositor, the Mortgage Loan Sellers, the Underwriters, the Master Servicer, the Special
Servicer, the Trustee, the REMIC Administrator or any of their respective affiliates. There can be no assurance that the Environmental Reports identified all environmental conditions and risks, or

                                     S-101

that any such environmental conditions will not have material adverse effect on the value or cash flow of the related Mortgaged Property.

     The Pooling and Servicing Agreement requires that the Special Servicer obtain an environmental site assessment of a Mortgaged Property prior to acquiring title thereto or assuming its operation. In the event a Phase I environmental site assessment already exists that is less than 12 months old, a new assessment will not be required under the Pooling and Servicing Agreement.
In the event a Phase I environmental site assessment already exists that is between 12 and 18 months old, only an updated data base search will be required. Such requirement precludes enforcement of the security for the related Mortgage Loan until a satisfactory environmental site assessment is obtained (or until any required remedial action is taken), but will decrease the likelihood that the Trust will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust from potential liability for a materially adverse environmental condition at any Mortgaged Property. See "Servicing of the Mortgage Loans--Modifications, Waivers, Amendments and Consents" in this prospectus supplement and "The Pooling and Servicing Agreements--
Realization Upon Defaulted Mortgage Loans", "Risk Factors--Certain Factors
Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans--Adverse
Environmental Conditions May Subject a Mortgage Loan to Additional Risk" and
"Certain Legal Aspects of Mortgage Loans--Environmental Considerations" in the
accompanying prospectus.

     Property Condition Assessments. Inspections of each of the Mortgaged
Properties were conducted by independent licensed engineers in connection with or subsequent to the origination of the related Mortgage Loan, except that in connection with certain Mortgage Loans having an initial principal balance of
$2,000,000 or less, a site inspection may not have been performed in connection with the origination of any such Mortgage Loan. Such inspections were generally commissioned to inspect the exterior walls, roofing, interior construction, mechanical and electrical systems and general condition of the site, buildings and other improvements located at a Mortgaged Property. With respect to certain of the Mortgage Loans, the resulting reports indicated a variety of deferred maintenance items and recommended capital improvements. The estimated cost of the necessary repairs or replacements at a Mortgaged Property was included in the related property condition assessment; and, in the case of certain
Mortgaged Properties, such estimated cost exceeded $100,000. In general, with limited exception, cash reserves were established, or other security obtained, to fund or secure the payment of such estimated deferred maintenance or replacement items. In addition, various Mortgage Loans require monthly deposits into cash reserve accounts to fund property maintenance expenses.

     Appraisals and Market Studies. An independent appraiser that was either a member of the MAI or state certified performed an appraisal (or updated an existing appraisal) of each of the related Mortgaged Properties in connection with the origination of each Mortgage Loan in order to establish the appraised value of the related Mortgaged Property or Properties. Such appraisal, appraisal update or property valuation was prepared on or about the "Appraisal
Date" indicated on Annex A1 hereto, and except for certain Mortgaged Properties involving operating businesses, the appraiser represented in such appraisal or in a letter or other agreement that the appraisal conformed to the appraisal guidelines set forth in USPAP. In general, such appraisals represent the analysis and opinions of the respective appraisers at or before the time made, and are not guarantees of, and may not be indicative of, present or future value. There can be no assurance that another appraiser would not have arrived at a different valuation, even if such appraiser used the same general approach to and same method of appraising the property. In addition, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a Mortgaged Property under a distress or liquidation sale.

     None of the Depositor, the Mortgage Loan Sellers, the Underwriters, the
Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator or
any of their respective affiliates has prepared or conducted its own separate appraisal or reappraisal of any Mortgaged Property.

                                     S-102

     Zoning and Building Code Compliance. Each Mortgage Loan Seller has
generally examined whether the use and operation of the related Mortgaged
Properties were in material compliance with all zoning, land-use, ordinances, rules, regulations and orders applicable to such Mortgaged Properties at the time such Mortgage Loans were originated. Each Mortgage Loan Seller may have considered, among other things, legal opinions, certifications from government officials, zoning consultant's reports and/or representations by the related borrower contained in the related Mortgage Loan documents and information which is contained in appraisals and surveys, title insurance endorsements, or property condition assessments undertaken by independent licensed engineers.
Certain violations may exist; however, no Mortgage Loan Seller has notice of any material existing violations with respect to the Mortgaged Properties securing such Mortgage Loans which materially and adversely affect (i) the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of the related Mortgage Loan or
(ii) the principal use of the Mortgaged Property as of the date of the related
Mortgage Loan's origination.

     In some cases, the use, operation and/or structure of the related
Mortgaged Property constitutes a permitted nonconforming use and/or structure that may not be rebuilt to its current state in the event of a material casualty event. With respect to such Mortgaged Properties, the related Mortgage
Loan Seller has determined that in the event of a material casualty affecting the Mortgaged Property that:

       (1) the extent of the nonconformity is not material;

       (2) insurance proceeds together with the value of the remaining property would be available and sufficient to pay off the related Mortgage Loan in full;

       (3) the Mortgaged Property, if permitted to be repaired or restored in conformity with current law, would constitute adequate security for the related Mortgage Loan; or

       (4) the risk that the entire Mortgaged Property would suffer a material casualty to such a magnitude that it could not be rebuilt to its current state is remote.

     Although each Mortgage Loan Seller expects insurance proceeds to be available for application to the related Mortgage Loan in the event of a material casualty, no assurance can be given that such proceeds would be sufficient to pay off such Mortgage Loan in full. In addition, if the Mortgaged
Property were to be repaired or restored in conformity with current law, no assurance can be given as to what its value would be relative to the remaining balance of the related Mortgage Loan or what would be the revenue-producing potential of the property.

     Hazard, Liability and Other Insurance. The Mortgage Loans generally require that each Mortgaged Property be insured by a hazard insurance policy in an amount (subject to an approved deductible) at least equal to the lesser of the outstanding principal balance of the related Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, that the related hazard insurance policy contain appropriate endorsements to avoid the application of co-insurance and not permit reduction in insurance proceeds for depreciation; provided that, in the case of certain of the Mortgage Loans, the hazard insurance may be in such other amounts as was required by the related originators.

     In addition, if any material improvements on any portion of a Mortgaged
Property securing any Mortgage Loan was, at the time of the origination of such
Mortgage Loan, in an area identified in the Federal Register by the Federal
Emergency Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then-current guidelines of the Federal Insurance Administration is required to be in effect with a generally acceptable insurance carrier, in an amount representing coverage generally not less than the least of (a) the outstanding principal balance of the related Mortgage Loan, (b) the full insurable value of the related Mortgaged Property, (c) the maximum amount of insurance available under the National Flood Insurance Act of 1973, as amended, or (d) 100% of the replacement cost of the improvements located on the related Mortgaged Property.

                                     S-103

     In general, the standard form of hazard insurance policy covers physical damage to, or destruction of, the improvements on the Mortgaged Property by fire, lightning, explosion, smoke, windstorm and hail, riot or strike and civil commotion, subject to the conditions and exclusions set forth in each policy.

     Each Mortgage Loan generally also requires the related borrower to maintain comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount generally equal to at least $1,000,000.

     Each Mortgage Loan generally further requires the related borrower to maintain business interruption insurance in an amount not less than approximately 100% of the gross rental income from the related Mortgaged
Property for not less than 12 months or the restoration period plus 180 days, except that business interruption insurance may not be required in cases where the tenant is required to continue paying rent in the event of a casualty.

     In general, the Mortgage Loans (including those secured by Mortgaged
Properties located in California) do not require earthquake insurance. With respect to 229 of the Mortgaged Properties securing 39.4% of the Initial Pool
Balance are located in areas that are considered a high earthquake risk. These areas include all or parts of the states of California, Arizona, Tennessee,
Oregon, Washington, Utah, Mississippi, Kentucky and Nevada. No Mortgaged
Property has a "probable maximum loss" or "PML" in excess of 20%.

THE MORTGAGE LOAN SELLERS

     Bank of America, N.A. is a national banking association. The principal office of Bank of America, N.A. is in Charlotte, North Carolina. Bank of
America, N.A. is a wholly-owned subsidiary of NB Holdings Corporation, which in turn is a wholly-owned subsidiary of Bank of America Corporation. Bank of
America, N.A. is also the Master Servicer and is an affiliate of Banc of
America Securities LLC, one of the underwriters, and Banc of America Commercial
Mortgage Inc., the Depositor.

     The information set forth in this prospectus supplement concerning Bank of
America, N.A. has been provided by Bank of America, N.A.

     Barclays Capital Real Estate Inc. is an indirect wholly-owned subsidiary of Barclays Bank PLC, and is a Delaware corporation and an affiliate of
Barclays Capital Inc., one of the underwriters. Barclays Capital Real Estate
Inc. maintains its principal office at 200 Park Avenue, New York, New York
10166.

     The information set forth in this prospectus supplement concerning
Barclays Capital Real Estate Inc. has been provided by Barclays Capital Real
Estate Inc.

     Bear Stearns Commercial Mortgage, Inc. is a wholly-owned subsidiary of
Bear Stearns Mortgage Capital Corporation, and is a New York corporation and an affiliate of Bear, Stearns & Co. Inc., one of the underwriters. The principal offices of Bear Stearns Commercial Mortgage, Inc. are located at 383 Madison
Avenue, New York, New York 10179.

     The information set forth in this prospectus supplement concerning Bear
Stearns Commercial Mortgage, Inc. has been provided by Bear Stearns Commercial
Mortgage, Inc.

ASSIGNMENT OF THE MORTGAGE LOANS; REPURCHASES AND SUBSTITUTIONS

     On or prior to the Delivery Date, by agreement with the Depositor, each
Mortgage Loan Seller with respect to the Mortgage Loans it is selling to the
Depositor (except as described in the next paragraph) will assign and transfer such Mortgage Loans (including the KC Pari Passu Note A-1 Subordinate
Components), without recourse, to the Depositor or, at the direction of the
Depositor, to the Trustee for the benefit of the Certificateholders. In connection with such assignment, each of the Mortgage Loan Sellers will be required to deliver the following documents, among others, to the Trustee with respect to each of its related Mortgage Loans:

                                     S-104

       (1) the original Mortgage Note, endorsed (without recourse) to the order of the Trustee or a lost note affidavit and an indemnity with a copy of such Mortgage Note;

       (2) the original or a copy of the related Mortgage(s) and, if applicable, originals or copies of any intervening assignments of such document(s), in each case (unless the particular document has not been returned from the applicable recording office) with evidence of recording thereon;

       (3) the original or a copy of any related assignment(s) of leases and rents (if any such item is a document separate from the Mortgage) and, if applicable, originals or copies of any intervening assignments of such document(s), in each case (unless the particular document has not been returned from the applicable recording office) with evidence of recording thereon;

       (4) other than with respect to a MERS Designated Mortgage Loan, an assignment of each related Mortgage in favor of the Trustee, in recordable form (except for, solely with respect to Mortgages sent for recording but not yet returned, any missing recording information with respect to such
   Mortgage) (or a certified copy of such assignment as sent for recording);

       (5) other than with respect to a MERS Designated Mortgage Loan, an assignment of any related assignment(s) of leases and rents (if any such item is a document separate from the Mortgage) in favor of the Trustee, in recordable form (except for any missing recording information with respect to such Mortgage) (or a certified copy of such assignment as sent for recording);

       (6) a title insurance policy (or copy thereof) effective as of the date of the recordation of the Mortgage Loan, together with all endorsements or riders thereto (or if the policy has not yet been issued, an original or copy or a written commitment "marked-up" at the closing of such Mortgage
   Loan, interim binder or the pro forma title insurance policy evidencing a binding commitment to issue such policy);

       (7) other than with respect to a MERS Designated Mortgage Loan, an assignment in favor of the Trustee of each effective UCC financing statement in the possession of the transferor (or a certified copy of such assignment as sent for filing);

       (8) in those cases where applicable, an original or a copy of the related ground lease;

       (9) in those cases where applicable, a copy of any letter of credit relating to a Mortgage Loan;

       (10) in those cases where applicable, originals or copies of any written assumption, modification, written assurance and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage
   Note have been modified or the Mortgage Loan has been assumed;

       (11) with respect to hospitality properties, a copy of the franchise agreement, an original copy of the comfort letter and any transfer documents with respect to such comfort letter, if any; and

       (12) a copy of the related mortgage loan checklist;

provided, however, that with respect to any Mortgage for which the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements have been recorded in the name of MERS or its designee, no assignment of mortgage, assignment of leases, security agreements and/or UCC financing statements in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer, at the direction of the related Mortgage Loan Seller, will take all actions as are necessary to cause the Trustee on behalf of the Trust to be shown as, and the Trustee will take all actions necessary to confirm that the Trustee on behalf of is shown as, the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     The Trustee is required to review the documents delivered thereto by each
Mortgage Loan Seller with respect to each Mortgage Loan within a specified period following such delivery, and the

                                     S-105

Trustee will hold the related documents in trust. If there exists a breach of any of the delivery obligations made by a Mortgage Loan Seller as generally described in items (1) through (11) in the preceding paragraph, and that breach materially and adversely affects the interests of the Certificateholders with respect to the affected loan, then the related Mortgage Loan Seller will be obligated, except as otherwise described below, within a period of 90 days following the earlier of its discovery or receipt of notice of such omission or defect to (1) deliver the missing documents or cure the defect in all material respects, as the case may be, (2) repurchase (or cause the repurchase of) the affected Mortgage Loan at the Purchase Price or (3) other than with respect to the 277 Park Avenue Pari Passu Note A-1 Mortgage Loan and the KC Pari Passu
Note A-1 Component Mortgage Loan, substitute a Qualified Substitute Mortgage
Loan for such Mortgage Loan and pay the Substitution Shortfall Amount. If such defect or breach is capable of being cured but not within the 90 day period and the related Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such defect or breach within such 90 day period, then the related Mortgage Loan Seller will have, with respect to such Mortgage Loans only, an additional 90 days to complete such cure or, failing such cure, to repurchase (or cause the repurchase of) or substitute for the related Mortgage
Loan (such possible additional cure period will not apply in the event of a defect that causes the Mortgage Loan not to constitute a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code or not to meet certain
Code-specified criteria with respect to customary prepayment penalties or permissible defeasance).

     If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this prospectus supplement, (y) such Mortgage Loan is a
Crossed-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged
Properties (which provides that a property may be uncrossed from the other
Mortgaged Properties) and (z) the applicable defect or breach does not constitute a defect or breach, as the case may be, as to any related
Crossed-Collateralized Mortgage Loan or applies to only specific Mortgaged
Properties included in such portfolio (without regard to this paragraph), then the applicable defect or breach (as the case may be) will be deemed to constitute a defect or breach (as the case may be) as to any related
Crossed-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Mortgage Loan Seller which sold the loan to the Depositor will be required to repurchase or substitute for any related
Crossed-Collateralized Mortgage Loan in the manner described above unless, in the case of a breach or defect, both of the following conditions would be satisfied if such Mortgage Loan Seller were to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loans or affected Mortgaged
Properties as to which a breach had occurred without regard to this paragraph:
(i) the debt service coverage ratio for any remaining Cross-Collateralized
Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is the lesser of (a) the debt service coverage ratio immediately prior to the repurchase and (b) the debt service coverage ratio on the Delivery Date, subject to a floor of 1.25x and (ii) the loan-to-value ratio for any remaining Crossed-Collateralized
Mortgage Loans or Mortgaged Properties is the greater of (a) the loan-to-value ratio immediately prior to the repurchase and (b) the loan-to-value ratio on the Delivery Date, subject to a cap of 75%. In the event that both of the conditions set forth in the preceding sentence would be so satisfied, such
Mortgage Loan Seller may elect either to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loan or Mortgaged Properties as to
which the defect or breach exists or to repurchase or substitute for the aggregate Crossed-Collateralized Mortgage Loans or Mortgaged Properties.

     The respective repurchase, substitution or cure obligations of each
Mortgage Loan Seller described in this prospectus supplement will constitute the sole remedies available to the Certificateholders for any failure on the part of the related Mortgage Loan Seller to deliver any of the above-described documents with respect to any Mortgage Loan or for any defect in any such document, and neither the Depositor nor any other person will be obligated to repurchase the affected Mortgage Loan if the related Mortgage Loan Seller defaults on its obligation to do so. Notwithstanding the foregoing, if any of the above-described documents is not delivered with respect to any Mortgage
Loan because such document has been submitted for recording, and neither such document nor a copy thereof, in either case with evidence of recording thereon, can be

                                     S-106

obtained because of delays on the part of the applicable recording office, then the related Mortgage Loan Seller will not be required to repurchase (or cause the repurchase of) the related Mortgage Loan on the basis of such missing document so long as the related Mortgage Loan Seller continues in good faith to attempt to obtain such document or such copy.

     The Pooling and Servicing Agreement requires that, unless recorded in the name of MERS, the assignments in favor of the Trustee with respect to each
Mortgage Loan described in clauses (4), (5) and (7) of the first paragraph under this heading be submitted for recording in the real property records or filing with the Secretary of State, as applicable, of the appropriate jurisdictions within a specified number of days following the delivery at the expense of the related Mortgage Loan Seller. See "The Pooling and Servicing
Agreements--Assignment of Mortgage Loans; Repurchases" in the accompanying prospectus.

REPRESENTATIONS AND WARRANTIES; REPURCHASES AND SUBSTITUTIONS

     Mortgage Loans. The Depositor will acquire the Mortgage Loans from each
Mortgage Loan Seller pursuant to separate Mortgage Loan Purchase and Sale
Agreements to be dated as of the Delivery Date. Pursuant to each Mortgage Loan
Purchase and Sale Agreement, each Mortgage Loan Seller will represent and warrant solely with respect to the Mortgage Loans transferred by such Mortgage
Loan Seller in each case as of the Delivery Date or as of such earlier date specifically provided in the related representation or warranty (subject to certain exceptions specified in each Mortgage Loan Purchase and Sale Agreement)
among other things, substantially as follows:

       (1) the information set forth in the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement (which will contain a limited portion of the information set forth in Annex A1 to this prospectus supplement)
   with respect to the Mortgage Loans is true, complete and correct in all material respects as of the Cut-off Date;

       (2) based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), each
   Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph
   (3) below, enforceable first lien on the related Mortgaged Property, prior to all other liens and encumbrances, except for Permitted Encumbrances.

       (3) the Mortgage(s) and Mortgage Note for each Mortgage Loan and all other documents executed by or on behalf of the related borrower or any guarantor of non-recourse exceptions and/or environmental liability with respect to each Mortgage Loan are the legal, valid and binding obligations of the related borrower (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with their respective terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and (b) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law, and except that certain provisions in such Mortgage Loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by such Mortgage Loan documents;

       (4) no Mortgage Loan was, since origination, 30 days or more past due in respect of any Monthly Payment, without giving effect to any applicable grace period;

       (5) there is no valid defense, counterclaim or right of offset, abatement, diminution or rescission available to the related borrower with respect to any Mortgage Loan or Mortgage Note or other agreements executed in connection therewith;

       (6) there exists no material default, breach, violation or event of acceleration under any Mortgage Note or Mortgage in any such case to the extent the same materially and adversely affects the value of the Mortgage
   Loan and related Mortgaged Property;

                                     S-107

       (7) in the case of each Mortgage Loan, the related Mortgaged Property is
   (a) not the subject of any proceeding pending for the condemnation of all or any material portion of any Mortgaged Property, and (b) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists that is reasonably estimated to be sufficient to effect the necessary repairs and maintenance);

       (8) at origination, each Mortgage Loan complied with or was exempt from, all applicable usury laws;

       (9) in connection with the origination of the related Mortgage Loan, one or more environmental site assessments, an update of a previously conducted assessment or a transaction screen has been performed with respect to each
   Mortgaged Property and the Mortgage Loan Seller has no knowledge of any material and adverse environmental condition or circumstance affecting such
   Mortgaged Property that was not disclosed in an Environmental Report or borrower questionnaire;

       (10) each Mortgaged Property securing a Mortgage Loan is covered by a title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment) in the original principal amount of such Mortgage
   Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property subject only to the exceptions stated therein;

       (11) the proceeds of each Mortgage Loan have been fully disbursed
   (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto;

       (12) the terms of each Mortgage have not been impaired, waived, altered, satisfied, canceled, subordinated, rescinded or modified in any manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage, except as specifically set forth in a written instrument in the related Mortgage File;

       (13) there are no delinquent property taxes, assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage
   Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge;

       (14) the related borrower's interest in each Mortgaged Property securing a Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon;

       (15) no Mortgage Loan contains any equity participation by the mortgagee, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provides for the negative amortization of interest except for an ARD Loan to the extent described under "--Certain Terms and Conditions of the Mortgage
   Loans--Hyperamortization" above; and

       (16) the appraisal obtained in connection with the origination of each
   Mortgage Loan, based upon the representation of the appraiser in a supplemental letter or in the related appraisal, satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform
   Recovery and Enforcement Act of 1989 (as amended).

     In each Mortgage Loan Purchase and Sale Agreement, the related Mortgage
Loan Seller will make certain representations concerning the priority and certain terms of ground leases securing those Mortgage Loans transferred by it.
Each Mortgage Loan Seller will represent and warrant as of the Delivery Date, that, immediately prior to the transfer of its Mortgage Loans, such Mortgage
Loan Seller had good and marketable title to, and was the sole owner of, its related Mortgage Loan and had full right and authority to sell, assign and transfer such Mortgage Loan.

                                     S-108

     If a Mortgage Loan Seller discovers or is notified of a breach of any of the foregoing representations and warranties with respect to any Mortgage Loan and that breach materially and adversely affects the interests of the
Certificateholders with respect to the affected loan, then the related Mortgage
Loan Seller will be obligated, within a period of 90 days following the earlier of its discovery or receipt of notice of such defect or breach to cure such breach in all material respects, repurchase such Mortgage Loan at the applicable Purchase Price or substitute a Qualified Substitute Mortgage Loan and pay any Substitution Shortfall Amount as described in this prospectus supplement. However, if such defect or breach is capable of being cured (but not within the 90 day period) and the related Mortgage Loan Seller has commenced and is diligently proceeding with cure of such defect or breach within 90 day period, the related Mortgage Loan Seller will have an additional
90 days to complete such cure or, failing such cure, to repurchase the related
Mortgage Loan or substitute a Qualified Substitute Mortgage Loan and pay any
Substitution Shortfall Amount as described in this prospectus supplement (such possible additional cure period will not apply on the event of a defect that causes the Mortgage Loan not to constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code or not to meet certain Code-specified criteria with respect to customary prepayment penalties or permissible defeasance). The provisions regarding repurchase and substitution set forth for document defects in "--Assignment of the Mortgage Loans; Repurchase and
Substitutions" above will also be applicable with respect to any
Cross-Collateralized Mortgage Loan or Mortgage Loan secured by multiple properties.

     The foregoing cure, substitution or repurchase obligations described in the immediately preceding paragraph will constitute the sole remedy available to the Certificateholders for any breach of any of the foregoing representations and warranties, and neither the Depositor nor any other person will be obligated to repurchase any affected Mortgage Loan in connection with a breach of such representations and warranties if a Mortgage Loan Seller defaults on its obligation to do so. Each Mortgage Loan Seller will be the sole
Warranting Party (as defined in the accompanying prospectus) in respect of the
Mortgage Loans transferred by it. See "The Pooling and Servicing
Agreements--Representations and Warranties; Repurchases" in the accompanying prospectus. In addition, as each of the foregoing representations and warranties by each Mortgage Loan Seller is made as of the Delivery Date or such earlier date specifically provided in the related representation and warranty, a Mortgage Loan Seller will not be obligated to cure or repurchase any Mortgage
Loan or substitute a Qualified Substitute Mortgage Loan and pay any
Substitution Shortfall Amount as described in this prospectus supplement due to any breach arising from events subsequent to the date as of which such representation or warranty was made.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

     The description in this prospectus supplement of the Mortgage Pool and the
Mortgaged Properties is based upon the Mortgage Pool as constituted on the
Cut-off Date, as adjusted for the scheduled principal payments due on the
Mortgage Loans on or before the Cut-off Date. Prior to the issuance of the
Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid.
The Depositor believes that the information set forth in this prospectus supplement is representative of the characteristics of the Mortgage Pool as constituted as of the Cut-off Date, although the range of Mortgage Rates and maturities, as well as the other characteristics of the Mortgage Loans described in this prospectus supplement, may vary.

     A Current Report on Form 8-K will be available to purchasers of the
Offered Certificates on or shortly after the Delivery Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and
Exchange Commission within fifteen days after the initial issuance of the
Offered Certificates. In the event Mortgage Loans are removed from the Mortgage
Pool as set forth in the preceding paragraph, such removal will be noted in the
Current Report on Form 8-K.

                                     S-109

                        SERVICING OF THE MORTGAGE LOANS

GENERAL

     The Master Servicer and the Special Servicer, either directly or through sub-servicers, will each be required to service and administer the respective
Mortgage Loans (including the 277 Park Avenue Pari Passu Note A-2, the
KinderCare Portfolio Pari Passu Note A-2 and the KinderCare Portfolio Pari
Passu Note A-3) for which it is responsible on behalf of the Trust, in the best interests and for the benefit of the Certificateholders and, in the case of each Whole Loan, each related Companion Holder (taking into account that the KC
Pari Passu Note A-1 Subordinate Components are generally subordinated), as a collective whole, in accordance with any and all applicable laws, the terms of the Pooling and Servicing Agreement, and the respective Mortgage Loans (and, in the case of a Whole Loan, the related Intercreditor Agreement) and, to the extent consistent with the foregoing, the Servicing Standard.

     In general, the Master Servicer will be responsible for the servicing and administration of all the Mortgage Loans, (including the Serviced Whole Loan)
pursuant to the terms of the Pooling and Servicing Agreement as to which no
Servicing Transfer Event (as defined in this prospectus supplement) has occurred and all Corrected Mortgage Loans, and the Special Servicer will be obligated to service and administer each Specially Serviced Mortgage Loan
(including if applicable, any Serviced Whole Loan) (other than a Corrected
Mortgage Loan) and each REO Property.

     The Master Servicer will continue to collect information and prepare all reports to the Trustee required under the Pooling and Servicing Agreement with respect to any Specially Serviced Mortgage Loans and REO Properties, and
further to render incidental services with respect to any Specially Serviced
Mortgage Loans and REO Properties as are specifically provided for in the
Pooling and Servicing Agreement. The Master Servicer and the Special Servicer
will not have any responsibility for the performance by each other of their respective duties under the Pooling and Servicing Agreement.

     The Special Servicer will prepare an Asset Status Report for each Mortgage
Loan which becomes a Specially Serviced Mortgage Loan not later than 45 days after the servicing of such Mortgage Loan is transferred to the Special
Servicer. Each Asset Status Report will be delivered to the Directing
Certificateholder (as defined below), the Master Servicer, the Trustee and the
Rating Agencies. If a Whole Loan becomes a Specially Serviced Mortgage Loan, the Special Servicer will deliver an Asset Status Report to the Directing
Certificateholder and the related Controlling Holder. The Directing
Certificateholder or the related Controlling Holder, as applicable, may object in writing via facsimile or e-mail to any applicable Asset Status Report within ten business days of receipt; provided, however, the Special Servicer (i) will, following the occurrence of an extraordinary event with respect to the related
Mortgaged Property, take any action set forth in such Asset Status Report before the expiration of a ten business day period if it has reasonably determined that failure to take such action would materially and adversely affect the interests of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder or the related Controlling
Holder, as applicable, and (ii) in any case, will determine whether such disapproval is not in the best interests of all the Certificateholders and, if a Whole Loan is involved, the related Companion Holders, as a collective whole, pursuant to the Servicing Standard. The Special Servicer will revise such Asset
Status Report until the Directing Certificateholder or the KinderCare Portfolio
Controlling Holder, as applicable, fails to disapprove such revised Asset
Status Report as described above or until the earliest to occur of (i) the
Special Servicer, in accordance with the Servicing Standard, makes a determination that such objection is not in the best interests of the
Certificateholders and, if a Whole Loan is involved, the related Companion
Holders, as a collective whole, (ii) following the occurrence of an extraordinary event with respect to the related Mortgaged Property, the failure to take any action set forth in such Asset Status Report before the expiration of a ten business day period would materially and adversely affect the interests of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder or the related Controlling Holder, as applicable, and (iii) the passage of 90 days from the date of preparation of the initial version of the Asset Status Report. Following the earliest of such events,

                                     S-110

the Special Servicer will implement the recommended action as outlined in the most recent version of such Asset Status Report. In addition as more fully set forth in the Pooling and Servicing Agreement, any action which is required to be taken (or not to be taken) by the Special Servicer in connection with an
Asset Status Report (or otherwise) will be in each and every case in accordance with the Servicing Standard and applicable law, and the Special Servicer will be required to disregard the direction, or any failure to approve or consent, of any party that would cause the Special Servicer to violate the Servicing
Standard or applicable law.

     Subject to the limitations below, the Directing Certificateholder (except with respect to a Serviced Whole Loan), or, with respect to a Serviced Whole
Loan, the related Controlling Holder is entitled to advise the Special Servicer and Master Servicer with respect to the Special Actions. Neither the Special
Servicer nor the Master Servicer, as applicable, will be permitted to take any
Special Action without complying with the Approval Provisions (provided that if such response has not been received within such time period by the Special
Servicer or the Master Servicer, as applicable, then the required party's approval will be deemed to have been given).

     With respect to any extension or Special Action related to the modification or waiver of a term of the related Mortgage Loan, the Special
Servicer will respond to the Master Servicer of its decision to grant or deny the Master Servicer's request for approval and consent within ten business days of its receipt of such request and all information reasonably requested by the
Special Servicer as such time frame may be extended if the Special Servicer is required to seek the consent of the Directing Certificateholder, any related
Controlling Holder and any mezzanine lender or, if the consent of the Rating
Agencies may be required. If the Special Servicer so fails to respond to the
Master Servicer within the time period referenced in the preceding sentence, such approval and consent will be deemed granted. In addition in connection with clause (ii) of the definition of "Special Action" set forth in the
"Glossary of Principal Definitions" to this prospectus supplement, the
Directing Certificateholder will respond to the Special Servicer of its decision to grant or deny the Special Servicer's request for approval and consent within ten business days of its receipt of such request and such request will be deemed granted if the Directing Certificateholder does not respond within such time frame. With respect to any Special Action described in clause (iii) above, the Directing Certificateholder will respond to the Special
Servicer within ten business days of its receipt of such request and such request will be deemed granted if the Directing Certificateholder does not respond in such time frame. With respect to any Special Action described in clauses (iv) through (vii) of the definition of "Special Action" set forth in the "Glossary of Principal Definitions" to this prospectus supplement, the
Directing Certificateholder and, the related Controlling Holder, as applicable, will respond to the Master Servicer or the Special Servicer, as applicable, within ten business days of its receipt of a request for its approval and consent, and such request will be deemed granted if the required party does not respond in such time frame. Notwithstanding the foregoing, if the Special
Servicer determines that immediate action is necessary to protect the interests of the Certificateholders, it may take such action prior to the expiration of the time frame for obtaining the approval of the Directing Certificateholder or, the related Controlling Holder, as applicable.

     The Directing Certificateholder or, the related Controlling Holder, as applicable, may direct the Special Servicer to take, or to refrain from taking, certain actions as the Directing Certificateholder or, the related Controlling
Holder, as applicable, may deem advisable or as to which provision is otherwise made in the Pooling and Servicing Agreement; provided that no such direction and no objection contemplated above or in this paragraph may require or cause the Special Servicer or the Master Servicer, as applicable, to violate any
REMIC provisions, any intercreditor agreement, any provision of the Pooling and
Servicing Agreement or applicable law, including the Special Servicer's or the
Master Servicer's, as applicable, obligation to act in accordance with the
Servicing Standard or expose the Master Servicer, the Special Servicer, the
Trust Fund or the Trustee to liability, or materially expand the scope of the
Special Servicer's responsibilities under the Pooling and Servicing Agreement or cause the Special Servicer to act or fail to act in a manner which, in the reasonable judgment of the Special Servicer, is not in the best interests of the Certificateholders in which event the Special Servicer or the Master
Servicer, as applicable, will disregard any such direction or objection.

                                     S-111

     None of the Directing Certificateholder or any Controlling Holder will have any liability whatsoever to the Trust Fund or any Certificateholders other than the Controlling Class Certificateholders and will have no liability to any
Controlling Class Certificateholder for any action taken, or for refraining from the taking of any action, pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided, however, that with respect to Controlling
Class Certificateholders, none of the Directing Certificateholder or any
Controlling Holder will be protected against any liability to the Controlling
Class Certificateholders which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. Each Certificateholder acknowledges and agrees, by its acceptance of its Certificates, (i) that the
Directing Certificateholder and any Controlling Holder may have special relationships and interests that conflict with those of holders of one or more
Classes of Certificates, (ii) that the Directing Certificateholder and the any
Controlling Holder may act solely in the interests of the holders of the
Controlling Class or the related Companion Holders, as applicable, (iii) that none of the Directing Certificateholder Controlling Holder has any duties to the holders of any Class of Certificates other than the Controlling Class and the related Companion Holders, as applicable, (iv) that the Directing
Certificateholder and any Controlling Holder may take actions that favor the interests of the holders of the Controlling Class or the related Controlling
Holder, as applicable, over the interests of the holders of one or more other
Classes of Certificates, (v) that none of the Directing Certificateholder or any Controlling Holder will have any liability whatsoever by reason of its having acted solely in the interests of the Controlling Class or the related
Companion Holders, as applicable, and (vi) that no Certificateholder may take any action whatsoever against the Directing Certificateholder or any
Controlling Holder or any director, officer, employee, agent or principal of the Directing Certificateholder or such Controlling Holder for having so acted.

     At any time that there is no Directing Certificateholder, Controlling
Holder or Operating Advisor for any of them, or that any such party has not been properly identified to the Master Servicer and/or the Special Servicer,
such servicer(s) will not have any duty to provide any notice to or seek the consent or approval of such party with respect to any matter.

     The Master Servicer and Special Servicer will each be required to service and administer any group of related Cross-Collateralized Mortgage Loans as a single Mortgage Loan as and when it deems necessary and appropriate, consistent with the Servicing Standard. If any Cross-Collateralized Mortgage Loan becomes a Specially Serviced Mortgage Loan, then each other Mortgage Loan that is cross-collateralized with it will also become a Specially Serviced Mortgage
Loan. Similarly, no Cross-Collateralized Mortgage Loan will subsequently become a Corrected Mortgage Loan, unless and until all Servicing Transfer Events in respect of each other Mortgage Loan with which it is cross-collateralized, are remediated or otherwise addressed as contemplated above.

     Set forth below is a description of certain pertinent provisions of the
Pooling and Servicing Agreement relating to the servicing of the Mortgage
Loans. Reference is also made to the accompanying prospectus, in particular to the section captioned "The Pooling and Servicing Agreements," for additional important information regarding the terms and conditions of the Pooling and
Servicing Agreement as such terms and conditions relate to the rights and obligations of the Master Servicer and the Special Servicer thereunder.

THE MASTER SERVICER

     Bank of America, N.A. will be the Master Servicer. Bank of America, N.A.
will be the Master Servicer through its Capital Markets Servicing Group (the
"Capital Markets Service Group"), a division of Bank of America, N.A. The
Capital Markets Service Group principal offices are located at NC1-026-06-01,
900 West Trade Street, Suite 650, Charlotte, North Carolina 28255. The Capital
Markets Service Group was formed in 1994 as a result of the Security Pacific
National Bank and Bank of America NT&SA merger, combining term loan portfolios from bank units, affiliates and the CMBS portfolio from the Bank of America
NT&SA's trust group. As a result of the merger between Bank of America NT&SA and NationsBank, N.A., the Capital Markets Service Group was reorganized to perform warehouse and primary servicing for Bank of America N.A.'s conduit

                                     S-112

platform. As of November 30, 2005, the Capital Markets Service Group acted as a full, master or primary servicer on approximately 10,480 loans which total approximately $70 billion. Bank of America, N.A. has been approved as a master servicer by S&P and Moody's.

     The information set forth in this prospectus supplement concerning the
Master Servicer has been provided by the Master Servicer.

THE SPECIAL SERVICER

     LNR Partners, Inc., a Florida corporation (the "Special Servicer"), is a subsidiary of LNR Property Holdings Ltd. ("LNR") and will be responsible for special servicing any Specially Serviced Mortgage Loans and REO Properties. The
principal executive offices of the Special Servicer are located at 1601
Washington Avenue, Suite 700, Miami Beach, Florida 33139, and its telephone number is (305) 695-5600. LNR, through its subsidiaries, affiliates and joint ventures, is involved in the real estate investment, finance and management business and engages principally in (i) acquiring, developing, managing, repositioning and selling commercial and multifamily residential real estate properties; (ii) investing in high-yield real estate loans; and (iii) investing in, and managing as special servicer, unrated and non-investment grade rated commercial mortgage-backed securities. The Special Servicer and its affiliates have regional offices located across the country in Florida, Georgia, Oregon,
Texas, Massachusetts, North Carolina and California, and in Europe in London,
England, Paris, France and Munich, Germany. As of August 31, 2005, the Special
Servicer and its affiliates specially service a portfolio which included an original count of approximately 16,000 assets in all 50 states and in Europe with a current face value of approximately $147 billion, all of which are commercial real estate assets. The Special Servicer and its affiliates own and are in the business of acquiring assets similar in type to the assets of the trust fund. Accordingly, the assets of the Special Servicer and its affiliates may, depending upon the particular circumstances including the nature and location of such assets, compete with the Mortgaged Properties for tenants, purchasers, financing and so forth.

     The information set forth in this prospectus supplement concerning the
Special Servicer has been provided by the Special Servicer.

SUB-SERVICERS

     The Master Servicer and Special Servicer may each delegate its servicing obligations in respect of the Mortgage Loans serviced thereby to one or more
Sub-Servicers); provided that the Master Servicer or Special Servicer, as the case may be, will remain obligated under the Pooling and Servicing Agreement for such delegated duties. A majority of the Mortgage Loans are currently being primary serviced by third-party servicers that are entitled to and will become
Sub-Servicers of such loans on behalf of the Master Servicer. Each
Sub-Servicing Agreement between the Master Servicer or Special Servicer, as the case may be, and a Sub-Servicer must provide that, if for any reason the Master
Servicer or Special Servicer, as the case may be, is no longer acting in such capacity, the Trustee or any successor to such Master Servicer or Special
Servicer will assume such party's rights and obligations under such
Sub-Servicing Agreement if the Sub-Servicer meets certain conditions set forth in the Pooling and Servicing Agreement. The Master Servicer and Special
Servicer will each be required to monitor the performance of Sub-Servicers retained by it.

     The Trust will not be responsible for any fees owed to any Sub-Servicer retained by the Master Servicer or the Special Servicer. Each Sub-Servicer
retained thereby will be reimbursed by the Master Servicer or Special Servicer, as the case may be, for certain expenditures which it makes, generally to the same extent the Master Servicer or Special Servicer would be reimbursed under the Pooling and Servicing Agreement. See "--Servicing and Other Compensation
and Payment of Expenses" in this prospectus supplement.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Master Servicing Fee. As mentioned above, each Serviced Whole Loan will be

                                     S-113

serviced and administered under the Pooling and Servicing Agreement as if it were one Mortgage Loan. Accordingly, the Master Servicer or the Special
Servicer, as the case may be, will be entitled to receive the servicing fees and other forms of compensation as described below. The Master Servicer will be entitled to receive a Master Servicing Fee on each Serviced Loan.

     The Master Servicing Fee will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan or Serviced
Whole Loan (including any Specially Serviced Mortgage Loan, Serviced Whole Loan
and Mortgage Loan as to which the related Mortgaged Property has become an REO
Property) and will accrue at the applicable Master Servicing Fee Rate for each calendar month commencing with December 2005 or any applicable portion thereof.
The Master Servicing Fee will be computed on the same principal amount as interest accrues from time to time during such calendar month (or portion thereof) on such Mortgage Loan or Serviced Whole Loan or is deemed to accrue from time to time during such calendar month (or portion thereof) on such REO
Loan, as the case may be, and will be calculated on the same Interest Accrual
Basis as is applicable for such Mortgage Loan, Serviced Whole Loans or REO
Loan, as the case may be and without giving effect to any Excess Interest that may accrue on the ARD Loans on or after its Anticipated Repayment Date. The
Master Servicing Fee Rate (which equals the sum of the monthly master servicing fee and the monthly sub-servicing fee) will range from approximately 0.02% to
0.12% per annum, on a loan-by-loan basis, with a weighted average Master
Servicing Fee Rate of 0.04% per annum as of the Cut-off Date. As additional servicing compensation, the Master Servicer will be entitled to retain
Prepayment Interest Excesses (as described below) collected on the Mortgage
Loans. In addition, the Master Servicer will be authorized to invest or direct the investment of funds held in any and all accounts maintained by it that constitute part of the Certificate Account, in Permitted Investments, and the
Master Servicer will be entitled to retain any interest or other income earned on such funds, but will be required to cover any losses from its own funds without any right to reimbursement, except to the extent such losses are incurred solely as the result of the insolvency of the federal or state chartered depository institution or trust company that holds such investment accounts, so long as such depository institution or trust company satisfied the qualifications set forth in the Pooling and Servicing Agreement in the definition of "eligible account" at the time such investment was made.

     Prepayment Interest Excesses (to the extent not offset by Prepayment
Interest Shortfalls) collected on the Mortgage Loans will be retained by the
Master Servicer as additional servicing compensation. The Master Servicer will deliver to the Trustee for deposit in the Distribution Account on each Master
Servicer Remittance Date, without any right of reimbursement thereafter, a
Compensating Interest Payment. In no event will the rights of the
Certificateholders to offset of the aggregate Prepayment Interest Shortfalls be cumulative.

     The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will be the Special Servicing Fee, the
Workout Fee and the Liquidation Fee. The Special Servicing Fee for any
particular calendar month or applicable portion thereof will accrue with respect to each Specially Serviced Mortgage Loan (including, if applicable, the
277 Park Avenue Pari Passu Note A-2, the KinderCare Portfolio Pari Passu Note
A-2 and the KinderCare Portfolio Pari Passu Note A-3 and each Mortgage Loan and the Serviced Whole Loan as to which the related Mortgaged Property has become an REO Property, at the Special Servicing Fee Rate, on the same principal amount as interest accrues from time to time during such calendar month (or portion thereof) on such Specially Serviced Mortgage Loan or is deemed to accrue from time to time during such calendar month (or portion thereof) on such REO Loan, as the case may be, and will be calculated on the same Interest
Accrual Basis as is applicable for such Specially Serviced Mortgage Loan or REO
Loan, as the case may be and without giving effect to any Excess Interest that may accrue on the ARD Loans on or after its Anticipated Repayment Date. All such Special Servicing Fees will be payable monthly from general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account from time to time and, if applicable, the KinderCare Portfolio Pari Passu Note
A-2 and the KinderCare Portfolio Pari Passu Note A-3 in accordance with the related Intercreditor Agreement. A Workout Fee will in general be payable with respect to each Corrected Mortgage Loan. As to each Corrected Mortgage Loan
(including, if applicable, the

                                     S-114

KinderCare Portfolio Pari Passu Note A-2 and the KinderCare Portfolio Pari
Passu Note A-3), the Workout Fee will be payable out of, and will be calculated by application of a Workout Fee Rate. The Workout Fee with respect to any
Corrected Mortgage Loan will cease to be payable if such loan again becomes a
Specially Serviced Mortgage Loan or if the related Mortgaged Property becomes an REO Property; provided that a new Workout Fee will become payable if and when such Mortgage Loan again becomes a Corrected Mortgage Loan.

     If the Special Servicer is terminated, resigns or is replaced, it will retain the right to receive any and all Workout Fees payable with respect to
(i) any Mortgage Loans serviced by it that became Corrected Mortgage Loans during the period that it acted as Special Servicer and were still such at the time of such termination or resignation and (ii) (other than if it was terminated for cause in which case only the preceding clause (i) will apply)
any Specially Serviced Mortgage Loans for which the Special Servicer has resolved all of the circumstances and/or conditions causing any such Mortgage
Loan to be a Specially Serviced Mortgage Loan but which had not as of the time the Special Servicer was terminated become a Corrected Mortgage Loan solely because the related mortgagor had not made three consecutive timely Monthly
Payments and which subsequently becomes a Corrected Mortgage Loan as a result of the related mortgagor making such three consecutive timely monthly payments
(and the successor to the Special Servicer will not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such loan ceases to be payable in accordance with the preceding sentence.

     A Liquidation Fee will be payable with respect to each Specially Serviced
Mortgage Loan as to which the Special Servicer obtains a full or discounted payoff or unscheduled or partial payments in lieu thereof with respect thereto from the related borrower and, except as otherwise described below, with respect to any Specially Serviced Mortgage Loan or REO Property as to which the
Special Servicer receives any Liquidation Proceeds, Insurance Proceeds or
Condemnation Proceeds. As to each such Specially Serviced Mortgage Loan and REO
Property, the Liquidation Fee will be payable from, and will be calculated by application of Liquidation Fee Rate to the related payment or proceeds (other than any portion thereof that represents accrued but unpaid Excess Interest or
Default Interest). Notwithstanding anything to the contrary in this prospectus supplement, no Liquidation Fee will be payable based on, or out of, Liquidation
Proceeds received in connection with: (i) the repurchase of any Mortgage Loan by the related Mortgage Loan Seller, for a breach of representation or warranty or for defective or deficient Mortgage Loan documentation so long as such repurchase occurs within the time frame set forth in the Pooling and Servicing
Agreement; (ii) the purchase of any Specially Serviced Mortgage Loan by the
Master Servicer, the Special Servicer, any holder or holders of Certificates evidencing a majority interest in the Controlling Class, the related
Controlling Holder (in the case of a Specially Serviced Mortgage Loan related to a Serviced Whole Loan, or any mezzanine lender or an assignee (A) pursuant to a fair value option and the purchase occurs not later than 90 days following the Special Servicer's determination of fair value or (B) pursuant to a par purchase option and the purchase occurs not later than 90 days after such purchase option becomes exercisable, as discussed below in "--Defaulted
Mortgage Loans; Purchase Option"; (iii) the purchase of any Mortgage Loan or
Serviced Whole Loan pursuant to the exercise of any purchase option granted to the related Controlling Holder or pursuant to any purchase option granted to a mezzanine lender pursuant to any mezzanine intercreditor agreement; and (iv)
the purchase of all of the Mortgage Loans and REO Properties by the Master
Servicer, the Special Servicer or any holder or holders of Certificates evidencing a majority interest in the Controlling Class in connection with the termination of the Trust. The Special Servicer will be authorized to invest or direct the investment of funds held in any accounts maintained by it that constitute part of the Certificate Account, in Permitted Investments, and the
Special Servicer will be entitled to retain any interest or other income earned on such funds, but will be required to cover any losses from its own funds without any right to reimbursement.

     The Master Servicer and the Special Servicer will each be responsible for the fees of any Sub-Servicers retained by it (without right of reimbursement therefor). As additional servicing compensation, the Master Servicer and the
Special Servicer, as set forth in the Pooling and Servicing Agreement, generally will be entitled to retain all assumption and modification fees, charges for

                                     S-115

beneficiary statements or demands and any similar fees, in each case to the extent actually paid by the borrowers with respect to such Mortgage Loans (and, accordingly, such amounts will not be available for distribution to
Certificateholders). In addition, the Master Servicer as to Non-Specially
Serviced Mortgage Loans and the Special Servicer as to Specially Serviced
Mortgage Loans will also be entitled to retain Default Interest as additional servicing compensation only after application of Default Charges: (1) to pay the Master Servicer, the Special Servicer or the Trustee, as applicable, any unpaid interest on advances made by that party with respect to any REO Loan or
Mortgage Loan in the Mortgage Pool, (2) to reimburse the Trust Fund for any interest on advances that were made with respect to any Mortgage Loan, since the Delivery Date during the 12-month period preceding receipt of such Default
Charges, which interest was paid to the Master Servicer, the Special Servicer or the Trustee, as applicable, from a source of funds other than Default
Charges collected on the Mortgage Pool, (3) to reimburse the Special Servicer for Servicing Advances made for the cost of inspection on a Specially Serviced
Mortgage Loan and (4) to pay, or to reimburse the Trust Fund for, any other
Additional Trust Fund Expenses incurred with respect to any Mortgage Loan during the 12-month period preceding receipt of such Default Charges, which expense if paid from a source of funds other than Default Charges collected on the Mortgage Pool, is or will be an Additional Trust Fund Expense. Any Default
Charges remaining after the application described in the immediately preceding clauses (1) through (4) will be allocated as Additional Servicing Compensation between the Master Servicer and the Special Servicer as set forth in the
Pooling and Servicing Agreement. The Master Servicer (except to the extent the
Sub-Servicers are entitled thereto pursuant to the applicable Sub-Servicing
Agreement) (or, with respect to accounts held by the Special Servicer, the
Special Servicer) will be entitled to receive all amounts collected for checks returned for insufficient funds with respect to the Mortgage Loans as additional servicing compensation. In addition, collections on a Mortgage Loan are to be applied to interest (at the related Mortgage Rate) and principal then due and owing prior to being applied to Default Charges. The Master Servicer
(or if applicable a Sub-Servicer) may grant a one time waiver of Default
Charges in connection with a late payment by a borrower provided that for any waiver thereafter with respect to any loan that is 30 days or more past due and with respect to which Advances, Advance Interest or Additional Trust Fund
Expenses (including any Additional Trust Fund Expense previously reimbursed or paid by the Trust Fund, but not so reimbursed by the related mortgagor or other party from Insurance Proceeds, Condemnation Proceeds or otherwise) that have been incurred and are outstanding, the Master Servicer must seek the consent of the Directing Certificateholder. Some or all of the items referred to in the prior paragraphs that are collected in respect of the 277 Park Avenue Pari
Passu Note A-2, the KinderCare Portfolio Pari Passu Note A-2 and the KinderCare
Portfolio Pari Passu Note A-3, as applicable, may also be paid to, and allocated between, the Master Servicer and the Special Servicer, as additional compensation, as provided in the Pooling and Servicing Agreement.

     The Master Servicer and the Special Servicer will, in general, each be required to pay its expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, and neither will be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. In general, Servicing Advances will be reimbursable from Related Proceeds. Notwithstanding the foregoing, the Master Servicer and the Special Servicer will each be permitted to pay, or to direct the payment of, certain servicing expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid (including in connection with the remediation of any adverse environmental circumstance or condition at a Mortgaged Property or an
REO Property, although in such specific circumstances the Master Servicer may advance the costs thereof). The Special Servicer will be required to direct the
Master Servicer to make Servicing Advances (which include Emergency Advances));
provided that the Special Servicer may, at its option, make such Servicing
Advance itself (including Emergency Advances). The Special Servicer may no more than once per calendar month require the Master Servicer to reimburse it for any Servicing Advance (including an Emergency Advance) made by the Special
Servicer (after reimbursement, such Servicing Advance will be deemed to have been made by the Master Servicer) to the extent such Servicing Advance is not a
Nonrecoverable Advance. The Special Servicer will be relieved of any obligations with respect

                                     S-116

to a Servicing Advance that it timely requests the Master Servicer to make
(regardless of whether or not the Master Servicer makes that Advance).

     If the Master Servicer is required under the Pooling and Servicing
Agreement to make a Servicing Advance, but does not do so within ten days after such Advance is required to be made, then the Trustee will, if it has actual knowledge of such failure, be required to give the Master Servicer notice of such failure and, if such failure continues for three more business days, the
Trustee will be required to make such Servicing Advance.

     The Master Servicer and the Trustee will be obligated to make Servicing
Advances only to the extent that such Servicing Advances are, in the reasonable judgment of the Master Servicer, the Special Servicer or the Trustee, as the
case may be, ultimately recoverable from Related Proceeds (any Servicing
Advance not so recoverable, is a Nonrecoverable Servicing Advance). The Trustee
will be permitted to rely on any nonrecoverability determination made by the
Master Servicer and shall conclusively rely on any nonrecoverability determination made by the Special Servicer. In addition, the Special Servicer may, at its option, make a determination in accordance with the Servicing
Standard that a Servicing Advance previously made or proposed to be made is nonrecoverable. Any such determination of which the Master Servicer or the
Trustee has notice will be binding and conclusive with respect to such party.

     The foregoing paragraph notwithstanding, the Master Servicer may, including at the direction of the Special Servicer, if a Specially Serviced
Mortgage Loan or an REO Property is involved, pay directly out of the
Certificate Account (or, if a Serviced Whole Loan is involved, out of the related Custodial Account) any servicing expense that, if paid by the Master
Servicer or the Special Servicer, would constitute a Nonrecoverable Servicing
Advance; provided that the Master Servicer (or the Special Servicer if a
Specially Serviced Mortgage Loan or an REO Property is involved) has determined in accordance with the Servicing Standard that making such payment is in the best interests of the Certificateholders and, if a Serviced Whole Loan is
involved, the holders of the related subordinate components (if applicable) and the holder of the related B note (if applicable) (as a collective whole), as evidenced by an officer's certificate delivered promptly to the Trustee, the
Depositor and the Rating Agencies, setting forth the basis for such determination and accompanied by any supporting information the Master Servicer or the Special Servicer may have obtained.

     As and to the extent described in this prospectus supplement, the Master
Servicer, the Special Servicer and the Trustee are each entitled to receive interest at the Reimbursement Rate (compounded monthly) on Servicing Advances made thereby. See "The Pooling and Servicing Agreements--Certificate Account"
and "--Servicing Compensation and Payment of Expenses" in the accompanying prospectus and "Description of the Certificates--P&I Advances" in this prospectus supplement.

EVIDENCE AS TO COMPLIANCE

     On or before April 30 of each year, beginning April 30, 2006 (or, as to any such year, such earlier date as is contemplated by the Pooling and
Servicing Agreement), each of the Master Servicer and the Special Servicer, at its expense, will cause a firm of independent public accountants (which may also render other Services to the Master Servicer or the Special Servicer, as
the case may be) and that is a member of the American Institute of Certified
Public Accountants, to furnish a statement to the Depositor and the Trustee to the effect that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer and the Special
Servicer, as the case may be, which includes an assertion that the Master
Servicer and the Special Servicer, as the case may be, has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans) identified in the Uniform Single
Association Program for Mortgage Bankers established by the Mortgage Bankers
Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and
(ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public
Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to

                                     S-117

matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report)
with respect to those sub-servicers.

     The Pooling and Servicing Agreement also requires that, on or before a specified date in each year, commencing in 2006, each of the Master Servicer and the Special Servicer deliver to the Trustee a statement signed by one or more officers thereof to the effect that the Master Servicer or Special
Servicer, as the case may be, has fulfilled its material obligations under the
Pooling and Servicing Agreement in all material respects throughout the preceding calendar year or the portion thereof during which the Certificates were outstanding.

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

     The Master Servicer (as to Non-Specially Serviced Mortgage Loans) and the
Special Servicer (as to Specially Serviced Mortgage Loans subject to the requirements regarding the resolution of Defaulted Mortgage Loans described below under "--Defaulted Mortgage Loans; Purchase Option" in this prospectus supplement) each may, consistent with the Servicing Standard, agree to any modification, waiver or amendment of any term of, forgive or defer the payment of interest on and principal of, permit the release, addition or substitution of collateral securing, and/or permit the release of the borrower on or any guarantor of any Mortgage Loan it is required to service and administer, without the consent of the Trustee, subject, however, to the rights of consent provided to the Directing Certificateholder, any related Controlling Holder or any mezzanine lender, as applicable, and to each of the following limitations, conditions and restrictions:

       (i) with limited exception (including as described below with respect to
   Excess Interest) the Master Servicer will not agree to any modification, waiver or amendment of any term of, or take any of the other above referenced acts with respect to, any Mortgage Loan, that would affect the amount or timing of any related payment of principal, interest or other amount payable under such Mortgage Loan or Serviced Whole Loan or affect the security for such Mortgage Loan or Serviced Whole Loan unless the
   Master Servicer has obtained the consent of the Special Servicer (it being understood and agreed that (A) the Master Servicer will promptly provide the Special Servicer with notice of any borrower request for such modification, waiver or amendment, the Master Servicer's recommendations and analysis, and with all information reasonably available to the Master
   Servicer that the Special Servicer may reasonably request in order to withhold or grant any such consent, each of which will be provided reasonably promptly in accordance with the Servicing Standard, (B) the
   Special Servicer will decide whether to withhold or grant such consent in accordance with the Servicing Standard and (C) if any such consent has not been expressly responded to within ten business days of the Special
   Servicer's receipt from the Master Servicer of the Master Servicer's recommendations and analysis and all information reasonably requested thereby as such time frame may be extended if the Special Servicer is required to seek the consent of the Directing Certificateholder, any related Controlling Holder, any mezzanine lender or the Rating Agencies, as the case may be in order to make an informed decision (or, if the Special
   Servicer did not request any information, within ten business days from such notice), such consent will be deemed to have been granted);

       (ii) with limited exception the Special Servicer may not agree to (or in the case of a Non-Specially Serviced Mortgage Loan, consent to the Master
   Servicer's agreeing to) any modification, waiver or amendment of any term of, or take (or in the case of a Non-Specially Serviced Mortgage Loan, consent to the Master Servicer's taking) any of the other above referenced actions with respect to, any Mortgage Loan or Serviced Whole Loan it is required to service and administer that would affect the amount or timing of any related payment of principal, interest or other amount payable thereunder or, in the reasonable judgment of the Special Servicer would materially impair the security for such Mortgage Loan or Serviced Whole
   Loan unless a material default on such Mortgage Loan or Serviced Whole Loan has occurred or, in the reasonable judgment of the Special Servicer, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders and, if a

                                     S-118

   Whole Loan is involved, the related Companion Holder(s), as a collective whole, on a net present value basis than would liquidation as certified to the Trustee in an officer's certificate;

       (iii) the Special Servicer will not extend (or in the case of a
   Non-Specially Serviced Mortgage Loan consent to the Master Servicer's extending) the date on which any Balloon Payment is scheduled to be due on any Mortgage Loan or Serviced Whole Loan beyond the earliest of (A) five years prior to the Rated Final Distribution Date and (B) if such Mortgage
   Loan or Serviced Whole Loan is secured by a Mortgage solely or primarily on the related mortgagor's leasehold interest in the related Mortgaged
   Property (other than a leasehold interest that provides for a nominal purchase option), 20 years prior to the end of the then current term of the related ground lease (plus any unilateral options to extend);

       (iv) neither the Master Servicer nor the Special Servicer will make or permit any modification, waiver or amendment of any term of, or take any of the other above referenced actions with respect to, any Mortgage Loan or
   Serviced Whole Loan that would result in an adverse REMIC event with respect to the Component Mortgage Loan REMIC, REMIC I or REMIC II;

       (v) subject to applicable law, the related Mortgage Loan documents and the Servicing Standard, neither the Master Servicer nor the Special
   Servicer will permit any modification, waiver or amendment of any term of any Mortgage Loan or Serviced Whole Loan unless all related fees and expenses are paid by the related borrower;

       (vi) except for substitutions contemplated by the terms of the Mortgage
   Loans or Serviced Whole Loan, the Special Servicer will not permit (or, in the case of a Non-Specially Serviced Mortgage Loan, consent to the Master
   Servicer's permitting) any borrower to add or substitute real estate collateral for its Mortgage Loan or Serviced Whole Loan unless the Special
   Servicer will have first determined in its reasonable judgment, based upon a Phase I environmental assessment (and any additional environmental testing as the Special Servicer deems necessary and appropriate), that such additional or substitute collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws and/or regulations; and

       (vii) with limited exceptions, including a permitted defeasance as described above under "Description of the Mortgage Pool--Certain Terms and
   Conditions of the Mortgage Loans--Defeasance" in this prospectus supplement and specific releases contemplated by the terms of the Mortgage Loans in effect on the Delivery Date, the Special Servicer will not release (or, in the case of a Non-Specially Serviced Mortgage Loan, consent to the Master
   Servicer's releasing), including in connection with a substitution contemplated by clause (vi) above, any collateral securing an outstanding
   Mortgage Loan or Serviced Whole Loan; except where a Mortgage Loan (or, in the case of a group of Cross-Collateralized Mortgage Loans, where such entire group of Cross-Collateralized Mortgage Loans) is satisfied, or except in the case of a release where (A) either (1) the use of the collateral to be released will not, in the reasonable judgment of the Special Servicer, materially and adversely affect the net operating income being generated by or the use of the related Mortgaged Property, or (2) there is a corresponding principal pay down of such Mortgage Loan or Serviced Whole Loan in an amount at least equal to the appraised value of the collateral to be released (or substitute collateral with an appraised value at least equal to that of the collateral to be released, is delivered), (B) the remaining Mortgaged
   Property (together with any substitute collateral) is, in the Special
   Servicer's reasonable judgment, adequate security for the remaining Mortgage
   Loan or Serviced Whole Loan and (C) such release would not, in and of itself, result in an adverse rating event with respect to any Class of Certificates
   (as confirmed in writing to the Trustee by each Rating Agency);

provided that the limitations, conditions and restrictions set forth in clauses
(i) through (vii) above will not apply to any act or event (including, without limitation, a release, substitution or addition of collateral) in respect of any Mortgage Loan or Serviced Whole Loan that either occurs

                                     S-119

automatically, or results from the exercise of a unilateral option by the related mortgagor within the meaning of Treasury Regulations Section
1.1001-3(c)(2)(iii), in any event under the terms of such Mortgage Loan or
Serviced Whole Loan in effect on the Delivery Date (or, in the case of a replacement Mortgage Loan, on the related date of substitution); and provided, further, that, notwithstanding clauses (i) through (vii) above, neither the
Master Servicer nor the Special Servicer shall be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a mortgagor if, in its reasonable judgment, such opposition would not ultimately prevent the confirmation of such plan or one substantially similar; and
provided, further, that, notwithstanding clause (vii) above, neither the Master
Servicer nor the Special Servicer will be required to obtain any confirmation of the Certificate ratings from the Rating Agencies in order to grant easements that do not materially affect the use or value of a Mortgaged Property or the mortgagor's ability to make any payments with respect to the related Mortgage
Loan or Serviced Whole Loan.

     With respect to the ARD Loans, the Master Servicer will be permitted to waive all or any accrued Excess Interest if, prior to the related Maturity
Date, the related borrower has requested the right to prepay such Mortgage Loan in full together with all other payments required by such Mortgage Loan in connection with such prepayment except for all or a portion of accrued Excess
Interest; provided that the Master Servicer's determination to waive the right to such accrued Excess Interest is reasonably likely to produce a greater payment to Certificateholders on a present value basis than a refusal to waive the right to such Excess Interest. Any such waiver will not be effective until such prepayment is tendered. The Master Servicer will have no liability to the
Trust, the Certificateholders or any other person so long as such determination is based on such criteria. Notwithstanding the foregoing, pursuant to the
Pooling and Servicing Agreement, the Master Servicer will be required to seek the consent of the Directing Certificateholder prior to waiving any Excess
Interest. The Directing Certificateholder's consent to a waiver request will be deemed granted if the Directing Certificateholder fails to respond to such request within ten business days of its receipt of such request. Except as permitted by clauses (i) through (vi) of the preceding paragraph, the Special
Servicer will have no right to waive the payment or Excess Interest.

     Any modification, extension, waiver or amendment of the payment terms of a
Serviced Whole Loan will be required to be structured so as to be consistent with the allocation and payment priorities in the Pooling and Servicing
Agreement, related loan documents and the related Intercreditor Agreement (if applicable), such that neither the Trust as holder of the related Mortgage Loan nor any holder of a related Companion Loan gains a priority over the other such holder that is not reflected in the related loan documents and the related
Intercreditor Agreement.

     Further, (i) no waiver, reduction or deferral of any amounts due on the KC
Pari Passu Note A-1 Senior Portion will be permitted to be effected prior to the waiver, reduction or deferral of the entire corresponding item in respect of the KinderCare Portfolio Pari Passu Note A-2 and KinderCare Portfolio Pari
Passu Note A-3, as applicable, and (ii) no reduction of the mortgage interest rate of the KC Pari Passu Note A-1 Senior Portion will be permitted to be effected prior to the reduction of the mortgage interest rate of the KinderCare
Portfolio Pari Passu Note A-2 and KinderCare Portfolio Pari Passu Note A-3, as
applicable, to the maximum extent possible.

     The Master Servicer will not be required to seek the consent of any
Certificateholder or the Special Servicer in order to approve certain minor or routine modifications, waivers or amendments of the Mortgage Loans or any
Serviced Whole Loan, including waivers of minor covenant defaults, releases of non-material parcels of a Mortgaged Property, grants of easements that do not materially affect the use or value of a Mortgaged Property or a borrower's ability to make any payments with respect to the related Mortgage Loan or
Serviced Whole Loan and other routine approvals as more particularly set forth in the Pooling and Servicing Agreement; provided that any such modification, waiver or amendment may not affect a payment term of the Certificates, constitute a "significant modification" of such Mortgage Loan pursuant to
Treasury Regulations Section 1.860G-2(b) or otherwise have an adverse REMIC effect, be inconsistent with the Servicing Standard, or violate the terms, provisions or limitations of the Pooling and Servicing Agreement or related
Intercreditor Agreement.

                                     S-120

DEFAULTED MORTGAGE LOANS; PURCHASE OPTION

     Within 30 days after a Mortgage Loan becomes a Defaulted Mortgage Loan, the Special Servicer will be required to determine the fair value of the
Mortgage Loan in accordance with the Servicing Standard. The Special Servicer will be permitted to change, from time to time thereafter, its determination of the fair value of a Defaulted Mortgage Loan based upon changed circumstances, or new information, in accordance with the Servicing Standard.

     In the event a Mortgage Loan becomes a Defaulted Mortgage Loan, any majority Certificateholder of the Controlling Class or the Special Servicer
will each have an assignable Purchase Option (such option will only be assignable after such option arises) to purchase the Defaulted Mortgage Loan, subject to the purchase rights of any mezzanine lender, and the related
Controlling Holder (in the case of a Serviced Whole Loan) from the Trust Fund at the Option Price. The Special Servicer will, from time to time, but not less often than every 90 days, adjust its fair value determination based upon changed circumstances, new information, and other relevant factors, in each instance in accordance with the Servicing Standard. The majority
Certificateholder of the Controlling Class may have an exclusive right to exercise the Purchase Option for a specified period of time.

     Unless and until the Purchase Option with respect to a Defaulted Mortgage
Loan is exercised, the Special Servicer will be required to pursue such other resolution strategies available under the Pooling and Servicing Agreement, consistent with the Servicing Standard, but the Special Servicer will not be permitted to sell the Defaulted Mortgage Loan other than pursuant to the exercise of the Purchase Option.

     If not exercised sooner, the Purchase Option with respect to any Defaulted
Mortgage Loan will automatically terminate upon (i) the related mortgagor's cure of all related defaults on the Defaulted Mortgage Loan, (ii) the acquisition on behalf of the Trust Fund of title to the related Mortgaged
Property by foreclosure or deed in lieu of foreclosure, (iii) the modification or pay-off (full or discounted) of the Defaulted Mortgage Loan in connection with a workout or, (iv) the exercise by the related Controlling Holder (if the
Defaulted Mortgage Loan is related to a Serviced Whole Loan) of its option to purchase the related Serviced Whole Loan. In addition, the Purchase Option with respect to a Defaulted Mortgage Loan held by any person will terminate upon the exercise of the Purchase Option by any other holder of a Purchase Option.

     If (a) a Purchase Option is exercised with respect to a Defaulted Mortgage
Loan and the person expected to acquire the Defaulted Mortgage Loan pursuant to such exercise is the majority Certificateholder of the Controlling Class, the
Special Servicer, or any affiliate of any of them (in other words, the Purchase
Option has not been assigned to another unaffiliated person) and (b) the Option
Price is based on the Special Servicer's determination of the fair value of the
Defaulted Mortgage Loan, then the determination of whether the Option Price represents a fair value of the Defaulted Mortgage Loan will be made in the manner set forth in the Pooling and Servicing Agreement.

     If title to any Mortgaged Property is acquired by the Trustee on behalf of the Certificateholders pursuant to foreclosure proceedings instituted by the
Special Servicer or otherwise, the Special Servicer, after notice to the
Directing Certificateholder, will use its reasonable efforts to sell any REO
Property as soon as practicable in accordance with the Servicing Standard but prior to the end of the third calendar year following the year of acquisition, unless (i) the Internal Revenue Service grants an REO Extension or (ii) it obtains an opinion of counsel generally to the effect that the holding of the property for more than three years after the end of the calendar year in which it was acquired will not result in the imposition of a tax on the Trust Fund or cause any REMIC created pursuant to the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code. If the Special Servicer on behalf of the
Trustee has not received an extension of time to sell such REO Property from the Internal Revenue Service or such Opinion of Counsel and the Special
Servicer is not able to sell such REO Property within the period specified above, or if such an extension of time to sell such REO Property from the
Internal Revenue Service has been granted and the Special Servicer is unable to sell such REO Property within the extended time period, the Special Servicer will auction the property pursuant to the auction procedure set forth below.

                                     S-121

     The Special Servicer will give the Directing Certificateholder, the Master
Servicer and the Trustee not less than five days' prior written notice of its intention to sell any such REO Property, and will sell the REO Property to the highest offeror (which may be the Special Servicer) in accordance with the
Servicing Standard; provided, however, that the Master Servicer, Special
Servicer, holder (or holders) of Certificates evidencing a majority interest in the Controlling Class, any independent contractor engaged by the Master
Servicer or the Special Servicer pursuant to the Pooling and Servicing
Agreement (or any officer or affiliate thereof) will not be permitted to purchase the REO Property at a price less than the outstanding principal balance of such Mortgage Loan as of the date of purchase, plus all accrued but unpaid interest and related fees and expenses, except in limited circumstances set forth in the Pooling and Servicing Agreement; and provided, further that if the Special Servicer intends to make an offer on any REO Property, (i) the
Special Servicer will notify the Trustee of such intent, (ii) the Trustee or an agent on its behalf will promptly obtain, at the expense of the Trust an appraisal of such REO Property and (iii) the Special Servicer will not offer less than (x) the fair market value set forth in such appraisal or (y) the outstanding principal balance of such Mortgage Loan, plus all accrued but unpaid interest and related fees and expenses and unreimbursed Advances and interest on Advances.

     Subject to the REMIC provisions, the Special Servicer will act on behalf of the Trust in negotiating and taking any other action necessary or appropriate in connection with the sale of any REO Property or the exercise of the Purchase Option, including the collection of all amounts payable in connection therewith. Notwithstanding anything to the contrary contained in this prospectus supplement, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for any REO Property or purchase any
Defaulted Mortgage Loan. Any sale of a Defaulted Mortgage Loan (pursuant to the
Purchase Option) or REO Property will be without recourse to, or representation or warranty by, the Trustee, the Depositor, any Mortgage Loan Seller, the
Special Servicer, the Master Servicer or the Trust other than customary representations and warranties of title, condition and authority (if liability for breach thereof is limited to recourse against the Trust). Notwithstanding the foregoing, nothing in the Pooling and Servicing Agreement will limit the liability of each of the Master Servicer, the Special Servicer or the Trustee
to the Trust and the Certificateholders for failure to perform its duties in accordance with the Pooling and Servicing Agreement. None of the Special
Servicer, the Master Servicer, the Depositor or the Trustee will have any liability to the Trust or any Certificateholder with respect to the price at which a Defaulted Mortgage Loan is sold if the sale is consummated in accordance with the terms of the Pooling and Servicing Agreement.

REO PROPERTIES

     In general, the Special Servicer will be obligated to cause any Mortgaged
Property acquired as REO Property to be operated and managed in a manner that would, to the extent commercially feasible, maximize the Trust's net after-tax proceeds from such property. The Special Servicer could determine that it would not be commercially feasible to manage and operate such property in a manner that would avoid the imposition of a tax on "net income from foreclosure property". Generally, net income from foreclosure property means income which does not qualify as "rents from real property" within the meaning of Code
Section 856(c)(3)(A) and Treasury regulations thereunder or as income from the sale of such REO Property. "Rents from real property" do not include the portion of any rental based on the net income or gain of any tenant or sub-tenant. No determination has been made whether rent on any of the Mortgaged
Properties meets this requirement. "Rents from real property" include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the Mortgaged Properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a Mortgaged Property owned by the Trust Fund would not constitute "rents from real property," or that all of such income would fail to so qualify if a separate charge is not stated for such non-customary services or such services are not performed by an independent contractor. In

                                     S-122

addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a Mortgaged Property owned by the
Component Mortgage Loan REMIC or REMIC I, such as a hotel, will not constitute
"rents from real property." Any of the foregoing types of income instead constitute "net income from foreclosure property," which would be taxable to such REMIC at the highest marginal federal corporate rate (currently 35%) and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the Net REO Proceeds available for distribution to holders of Certificates. See "Certain Federal
Income Tax Consequences--REMICs--Prohibited Transactions Tax and Other Taxes"
in the accompanying prospectus.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

     Commencing in 2006, the Master Servicer (or an entity employed by the
Master Servicer) is required to perform (or cause to be performed) physical inspections of each Mortgaged Property (other than REO Properties and Mortgaged
Properties securing Specially Serviced Mortgage Loans) at least once every two years (or, if the related Mortgage Loan has a then-current balance greater than
$2,000,000, at least once every year). In addition, the Special Servicer (or an entity employed by the Special Servicer), subject to statutory limitations or limitations set forth in the related loan documents, is required to perform a physical inspection of each Mortgaged Property as soon as practicable after servicing of the related Mortgage Loan or Serviced Whole Loan is transferred thereto and will be required to perform a yearly physical inspection of each such Mortgaged Property so long as the related Mortgage Loan or Serviced Whole
Loan is a Specially Serviced Mortgage Loan. The Special Servicer will be entitled to receive reimbursement for such expense as a Servicing Advance payable, first from Default Charges from the related Mortgage Loan or Serviced
Whole Loan and then from general collections. The Special Servicer and the
Master Servicer will each be required to prepare (or cause to be prepared) as soon as reasonably possible a written report of each such inspection performed thereby describing the condition of the Mortgaged Property.

     With respect to each Mortgage Loan or Serviced Whole Loan that requires the borrower to deliver quarterly, annual or other periodic operating statements with respect to the related Mortgaged Property, the Master Servicer or the Special Servicer, depending on which is obligated to service such
Mortgage Loan, is also required to make reasonable efforts to collect and review such statements. However, there can be no assurance that any operating statements required to be delivered will in fact be so delivered, nor is the
Master Servicer or the Special Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

TERMINATION OF THE SPECIAL SERVICER

     The holder or holders of Certificates evidencing a majority interest in the Controlling Class and the KinderCare Portfolio Controlling Holder (with respect to the KinderCare Portfolio Whole Loan) may at any time replace any
Special Servicer. Such holder(s) will designate a replacement to so serve by the delivery to the Trustee of a written notice stating such designation. The
Trustee will, promptly after receiving any such notice, so notify the Rating
Agencies and each rating agency providing ratings to a securitization trust that includes the KinderCare Portfolio Pari Passu Note A-2 or KinderCare
Portfolio Pari Passu Note A-3, if applicable. The designated replacement will become the Special Servicer as of the date the Trustee shall have received: (i)
written confirmation from each Rating Agency stating that if the designated replacement were to serve as Special Servicer under the Pooling and Servicing
Agreement, the then-current rating or ratings of one or more Classes of the
Certificates would not be qualified, downgraded or withdrawn as a result thereof; (ii) written confirmation from each rating agency providing ratings to a securitization trust that includes the KinderCare Portfolio Pari Passu Note
A-2 or KinderCare Portfolio Pari Passu Note A-3, if applicable, stating that if the designated replacement were to serve as Special Servicer under the related pooling and servicing agreement, the then-current rating or ratings of one or more classes of the certificates in such securitization would not be qualified, downgraded or withdrawn as a result thereof; (iii) a written acceptance of all obligations of the Special Servicer, executed by the designated replacement;
(iv) an opinion of counsel to the effect that the designation of such replacement to serve as Special

                                     S-123

Servicer is in compliance with the Pooling and Servicing Agreement, that the designated replacement will be bound by the terms of the Pooling and Servicing
Agreement and that the Pooling and Servicing Agreement will be enforceable against such designated replacement in accordance with its terms; and (v) an opinion of counsel to the effect that, with respect to each pooling and servicing agreement related to a securitization trust that includes the
KinderCare Portfolio Pari Passu Note A-2 or KinderCare Portfolio Pari Passu
Note A-3, if applicable, the designated replacement Special Servicer will be bound by the terms of each such pooling and servicing agreement and that each such Pooling and Servicing Agreement will be enforceable against such designated replacement in accordance with its terms. The existing Special
Servicer will be deemed to have resigned simultaneously with such designated replacement's becoming the Special Servicer under the Pooling and Servicing
Agreement with respect to each pooling and servicing agreement related to a securitization trust that includes the KinderCare Portfolio Pari Passu Note A-2 or KinderCare Portfolio Pari Passu Note A-3.

                                     S-124

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Depositor will issue its Commercial Mortgage Pass-Through
Certificates, Series 2005-6, on the Delivery Date pursuant to the Pooling and
Servicing Agreement.

     The Offered Certificates, together with the Private Certificates, will represent in the aggregate the entire beneficial interest in a trust (the
"Trust"), the assets of which (such assets collectively, the "Trust Fund")
include: (i) the Mortgage Loans (including the KC Pari Passu Note A-1
Subordinate Components) and all payments thereunder and proceeds thereof due or received after the Cut-off Date (exclusive of payments of principal, interest and other amounts due thereon on or before the Cut-off Date); (ii) any REO
Properties; and (iii) such funds or assets as from time to time are deposited in the Certificate Account, the Interest Reserve Account and the Excess
Interest Distribution Account (see "The Pooling and Servicing
Agreements--Certificate Account" in the accompanying prospectus).

     The Certificates will consist of 33 Classes to be designated as: (i) the
Class A-1, Class A-2, Class A-3, Class A-SB and Class A-4 Certificates
(collectively, the "Class A Senior Certificates" and, together with the Class
XW Certificates (as defined below), the "Senior Certificates"); (ii) the Class
A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q and
Class S Certificates (collectively with the Class A Senior Certificates, the
"Sequential Pay Certificates"); (iii) the Class XW Certificates (the "Class XW
Certificates" and, collectively, with the Sequential Pay Certificates, the
"REMIC II Certificates"); (iv) the the Class KC-A, Class KC-B, Class KC-C,
Class KC-D, Class KC-E and Class KC-F Certificates (collectively, the "Class KC
Certificates"); (v) the Class V Certificates; and (vi) the Class R-I and Class
R-II Certificates (collectively, the "REMIC Residual Certificates"). Only the
Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M, Class A-J,
Class B, Class C, Class D, Class E and Class F Certificates (collectively, the
"Offered Certificates") are offered hereby. Each Class of Certificates is sometimes referred to in this prospectus supplement as a "Class". The Class XW,
Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class
P, Class Q, Class S, Class KC, Class V and the REMIC Residual Certificates
(collectively, the "Private Certificates", collectively with the Offered
Certificates, the "Certificates") have not been registered under the Securities
Act and are not offered hereby. Accordingly, to the extent this prospectus supplement contains information regarding the terms of the Private
Certificates, such information is provided because of its potential relevance to a prospective purchaser of an Offered Certificate.

REGISTRATION AND DENOMINATIONS

     The Offered Certificates will be issued in book-entry format in denominations of: (i) in the case of the Class A-1, Class A-2, Class A-3, Class
A-SB, Class A-4, Class A-M and Class A-J Certificates $10,000 actual principal amount and in any whole dollar denomination in excess thereof; and (ii) in the case of the other Offered Certificates, $100,000 actual principal amount and in any whole dollar denomination in excess thereof.

     Each Class of Offered Certificates will initially be represented by one or more Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No Certificate
Owner will be entitled to receive a Definitive Certificate representing its interest in such Class, except under the limited circumstances described under
"Description of the Certificates--Book-Entry Registration and Definitive
Certificates" in the accompanying prospectus. Unless and until Definitive
Certificates are issued in respect of the Offered Certificates, beneficial ownership interests in each such Class of Certificates will be maintained and transferred on the book-entry records of DTC and its Participants, and all references to actions by holders of each such Class of Certificates will refer to actions taken by DTC upon instructions received from the related Certificate
Owners through its Participants in accordance with DTC procedures, and all references in this prospectus supplement to payments, notices, reports and statements to holders of each such Class of Certificates will refer to payments, notices, reports and

                                     S-125

statements to DTC or Cede & Co., as the registered holder thereof, for distribution to the related Certificate Owners through its Participants in accordance with DTC procedures. The form of such payments and transfers may result in certain delays in receipt of payments by an investor and may restrict an investor's ability to pledge its securities. See "Description of the
Certificates--Book-Entry Registration and Definitive Certificates" in the
accompanying prospectus.

     The Trustee will initially serve as the Certificate Registrar for purposes of recording and otherwise providing for the registration of the Offered
Certificates, and of transfers and exchanges of the Offered Certificates.

CERTIFICATE BALANCES AND NOTIONAL AMOUNTS

     On the Delivery Date (assuming receipt of all scheduled payments through the Delivery Date and assuming there are no prepayments other than those actually received prior to the Delivery Date), the respective Classes of
Certificates described below will have the following characteristics as described in the immediately below table (in each case, subject to a variance of plus or minus 5.0%):

                                                          APPROXIMATE
                                    CERTIFICATE          PERCENTAGE OF     APPROXIMATE
                                     BALANCE OR               POOL           CREDIT
           CLASS                  NOTIONAL AMOUNT           BALANCE          SUPPORT
---------------------------   -----------------------   ---------------   ------------

  Class A-1 ...............      $    119,000,000             4.340%          30.000%
  Class A-2 ...............      $    206,500,000             7.531%          30.000%
  Class A-3 ...............      $     50,000,000             1.823%          30.000%
  Class A-SB ..............      $    189,003,000             6.893%          30.000%
  Class A-4 ...............      $  1,355,000,000            49.414%          30.000%
  Class A-M ...............      $    274,214,000            10.000%          20.000%
  Class A-J ...............      $    215,944,000             7.875%          12.125%
  Class B .................      $     27,422,000             1.000%          11.125%
  Class C .................      $     30,849,000             1.125%          10.000%
  Class D .................      $     20,566,000             0.750%           9.250%
  Class E .................      $     20,566,000             0.750%           8.500%
  Class F .................      $     34,277,000             1.250%           7.250%
  Class G .................      $     23,994,000             0.875%           6.375%
  Class H .................      $     27,421,000             1.000%           5.375%
  Class J .................      $     30,849,000             1.125%           4.250%
  Class K .................      $     27,422,000             1.000%           3.250%
  Class L .................      $     13,711,000             0.500%           2.750%
  Class M .................      $     17,138,000             0.625%           2.125%
  Class N .................      $      3,428,000             0.125%           2.000%
  Class O .................      $      6,855,000             0.250%           1.750%
  Class P .................      $      3,428,000             0.125%           1.625%
  Class Q .................      $     10,283,000             0.375%           1.250%
  Class S .................      $     34,277,258             1.250%           0.000%
  Class XW ................      $  2,742,147,258(1)          N/A             N/A

------------
(1)   Notional Amount.

     On each Distribution Date, the Certificate Balance of each Class of
Sequential Pay Certificates and Class KC Certificates will be reduced by any distributions of principal actually made on such Class on such Distribution
Date, and will be further reduced by any Realized Losses and certain Additional
Trust Fund Expenses allocated to such Class on such Distribution Date. See
"--Distributions" and "--Subordination; Allocation of Losses and Certain
Expenses" below.

     The Class XW Certificates will not have a Certificate Balance. For purposes of calculating the amounts of accrued interest, however, the Class XW
Certificates will have a Notional Amount.

     The Notional Amount of the Class XW Certificates will equal the aggregate
Certificate Balances of the Class A-1, Class A-2, Class A-3, Class A-SB, Class
A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O,

                                     S-126

Class P, Class Q and Class S Certificates outstanding from time to time. The total initial Notional Amount of the Class XW Certificates will be approximately $2,742,147,258 although it may be as much as 5% larger or smaller.

     Neither the Class V nor the REMIC Residual Certificates will have a
Certificate Balance or a Notional Amount.

     A Class of Offered Certificates will be considered to be outstanding until its Certificate Balance is reduced to zero; provided, however, that, under very limited circumstances, reimbursement of any previously allocated Realized
Losses and Additional Trust Fund Expenses may thereafter be made with respect thereto.

     For purposes of calculating the allocation of collections on the KC Pari
Passu Note A-1 Component Mortgage Loan between the KC Pari Passu Note A-1
Senior Component, on the one hand, and the KC Pari Passu Note A-1 Subordinate
Components on the other hand, the KC Pari Passu Note A-1 Senior Component will be deemed to have a principal balance called the KC Pari Passu Note A-1 Senior
Balance and each KC Pari Passu Note A-1 Subordinate Component will be deemed to have a principal balance called the KC Pari Passu Note A-1 Subordinate Balance equal to the amounts described under "Description of the Mortgage Pool--KC Pari
Passu Note A-1 Component Mortgage Loan" in this prospectus supplement. The KC
Pari Passu Note A-1 Senior Component will accrue interest during each interest accrual period on the amount of the KC Pari Passu Note A-1 Senior Balance thereof outstanding immediately prior to the related Distribution Date at a per annum rate equal to approximately 5.1229% as of the commencement of such interest accrual period. The KC Pari Passu Note A-1 Senior Balance will be reduced on each Distribution Date by all distributions of principal made in respect thereof on such Distribution Date as described under "Description of the Certificates--Distributions--Class KC Certificates and the KC Pari Passu
Note A-1 Component Mortgage Loan" in this prospectus supplement, and the KC
Pari Passu Note A-1 Subordinate Balances will be reduced on each Distribution
Date by all distributions of principal made in respect thereof on such
Distribution Date as described under "Description of the
Certificates--Distributions--Class KC Certificates and the KC Pari Passu Note
A-1 Component Mortgage Loan" in this prospectus supplement.

PASS-THROUGH RATES

     The interest rate (the "Pass-Through Rate") applicable to any Class of
Certificates (other than the Class V, Class R-I and Class R-II Certificates)
for any Distribution Date will equal the rates set forth below.

     The Pass-Through Rates applicable to the Class A-1, Class A-2, Class A-3,
Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E
and Class F Certificates on any Distribution Date will be the Pass-Through
Rates indicated on the cover page of this prospectus supplement (including the related footnotes).

     The Pass-Through Rate applicable to the Class XW Certificates for the
initial Distribution Date will equal approximately [      ]% per annum. The
Pass-Through Rate applicable to the Class XW Certificates for any Distribution
Date subsequent to the initial Distribution Date will, in general, equal the excess, if any, of (1) the Weighted Average Net Mortgage Rate, over (2) the weighted average of the Pass-Through Rates applicable to all the classes of
Sequential Pay Certificates (weighted on the basis of their respective
Certificate Balances immediately following the preceding Distribution Date).

     The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M,
Class A-J, Class B, Class C, Class D, Class E and Class F Certificates will accrue at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the
Weighted Average Net Mortgage Rate, (iii) the Weighted Average Net Mortgage
Rate or (iv) the Weighted Average Net Mortgage Rate less a specified percentage. The Pass-Through Rates for the Class KC Certificates will be set forth in the Pooling and Servicing Agreement.

     The Pass-Through Rates for the Class KC Certificates will be set forth in the Pooling and Servicing Agreement.

                                     S-127

     The Class V Certificates, and only the Class V Certificates, will be entitled to receive distributions in respect of Excess Interest. The Class V
Certificates will not have a Pass-Through Rate, a Certificate Balance or a
Notional Amount.

DISTRIBUTIONS

     General. Distributions on or with respect to the Certificates will be made by the Trustee, to the extent of available funds, on each Distribution Date which will be the tenth day of each month or, if any such tenth day is not a business day, then on the next succeeding business day. The first Distribution
Date with respect to the Offered Certificates will occur in January 2006.
Except as otherwise described below, all such distributions will be made to the persons in whose names the Certificates are registered at the close of business on the related Record Date and, as to each such person, will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder at a bank or other entity having appropriate facilities therefor. Until Definitive Certificates are issued in respect thereof, Cede &
Co. will be the registered holder of the Offered Certificates. See
"--Registration and Denominations" above. The final distribution on any
Certificate (determined without regard to any possible future reimbursement of any Realized Losses or Additional Trust Fund Expense previously allocated to such Certificate) will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. Any distribution that is to be made with respect to a Certificate in reimbursement of a Realized Loss or
Additional Trust Fund Expense previously allocated thereto, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence (the likelihood of any such distribution being remote), will be made by check mailed to the Certificateholder that surrendered such Certificate. All distributions made on or with respect to a
Class of Certificates will be allocated pro rata among such Certificates based on their respective percentage interests in such Class.

     Class KC Certificates and the KC Pari Passu Note A-1 Component Mortgage
Loan. Each Class of the Class KC Certificates will be entitled to distributions only from amounts collected on the KC Pari Passu Note A-1 Component Mortgage
Loan, and only in the priority set forth below. All collections of principal and interest on the KC Pari Passu Note A-1 Component Mortgage Loan (including on the KC Pari Passu Note A-1 Subordinate Components thereof) received by the
Master Servicer during any Collection Period (net of any portion allocable to reimburse any outstanding P&I Advances and Servicing Advances, or pay any
Master Servicing Fees, Special Servicing Fees, Trustee Fees, Workout Fees,
Liquidation Fees, interest on Advances and any other Additional Trust Fund
Expenses, in respect of the KC Pari Passu Note A-1 Component Mortgage Loan
(including on the KC Pari Passu Note A-1 Subordinate Components thereof)), will be remitted to the Trustee on the Master Servicer Remittance Date and applied by the Trustee on the related Distribution Date, together with any P&I Advance or payment by the Master Servicer to cover Prepayment Interest Shortfalls made in respect of such Mortgage Loan, for the following purposes and in the following order of priority:

       (i) to the Trustee for the benefit of the REMIC II Certificateholders as part of the Available Distribution Amount for such Distribution Date, up to an amount equal to all KC Pari Passu Note A-1 Component Distributable
   Interest in respect of the KC Pari Passu Note A-1 Senior Component for such
   Distribution Date and, to the extent not previously paid, for all prior
   Distribution Dates;

       (ii) to the Trustee for the benefit of the REMIC II Certificateholders as part of the Available Distribution Amount for such Distribution Date, up to an amount equal to the KC Pari Passu Note A-1 Component Principal
   Entitlement for the KC Pari Passu Note A-1 Senior Component for such
   Distribution Date (the "KC Pari Passu Note A-1 Senior Component Principal
   Distribution Amount");

       (iii) to the Trustee for the benefit of the REMIC II Certificateholders as part of the Available Distribution Amount for such Distribution Date, to reimburse the KC Pari Passu Note A-1 Senior Component for all Realized
   Losses and Additional Trust Fund Expenses, if any,

                                     S-128

   previously allocated with respect to the KC Pari Passu Note A-1 Mortgage
   Loan to the KC Pari Passu Note A-1 Senior Component and for which no reimbursement has previously been received;

       (iv) to pay interest on the KC-A Component, up to an amount equal to all
   KC Pari Passu Note A-1 Component Distributable Interest in respect of the
   KC-A Component for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (v) to pay principal on the KC-A Component, up to an amount equal to the
   KC Pari Passu Note A-1 Component Principal Entitlement for the KC-A
   Component for such Distribution Date;

       (vi) to reimburse the KC-A Component for all Realized Losses and
   Additional Trust Fund Expenses, if any, previously allocated with respect to the KC Pari Passu Note A-1 Mortgage Loan to the KC-A Component and for
   which no reimbursement has previously been received;

       (vii) to pay interest to the KC-B Component, up to an amount equal to all KC Pari Passu Note A-1 Component Distributable Interest in respect of the KC-B Component for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (viii) to pay principal on the KC-B Component, up to an amount equal to the KC Pari Passu Note A-1 Component Principal Entitlement for the KC-B
   Component for such Distribution Date;

       (ix) to reimburse the holders of the KC-B Component for all Realized
   Losses and Additional Trust Fund Expenses, if any, previously allocated with respect to the KC Pari Passu Note A-1 Mortgage Loan to the KC-B
   Component and for which no reimbursement has previously been received;

       (x) to pay interest to the KC-C Component, up to an amount equal to all
   KC Pari Passu Note A-1 Component Distributable Interest in respect of the
   KC-C Component for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (xi) to pay principal on the KC-C Component, up to an amount equal to the KC Pari Passu Note A-1 Component Principal Entitlement for the KC-C
   Component for such Distribution Date;

       (xii) to reimburse the KC-C Component for all Realized Losses and
   Additional Trust Fund Expenses, if any, previously allocated with respect to the KC Pari Passu Note A-1 Mortgage Loan to the KC-C Component and for
   which no reimbursement has previously been received;

       (xiii) to pay interest on the KC-D Component, up to an amount equal to all KC Pari Passu Note A-1 Component Distributable Interest in respect of the KC-D Component for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (xiv) to pay principal on the KC-D Component, up to an amount equal to the KC Pari Passu Note A-1 Component Principal Entitlement for the KC-D
   Component for such Distribution Date;

       (xv) to reimburse the KC-D Component for all Realized Losses and
   Additional Trust Fund Expenses, if any, previously allocated with respect to the KC Pari Passu Note A-1 Mortgage Loan to the KC-D Component and for
   which no reimbursement has previously been received;

       (xvi) to pay interest on the KC-E Component, up to an amount equal to all KC Pari Passu Note A-1 Component Distributable Interest in respect of the KC-E Component for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (xvii) to pay principal on the KC-E Component, up to an amount equal to the KC Pari Passu Note A-1 Component Principal Entitlement for the KC-E
   Component for such Distribution Date;

       (xviii) to reimburse the KC-E Component for all Realized Losses and
   Additional Trust Fund Expenses, if any, previously allocated with respect to the KC Pari Passu Note A-1 Mortgage Loan to the KC-E Component and for
   which no reimbursement has previously been received;

                                     S-129

       (xix) to pay interest on the KC-F Component, up to an amount equal to all KC Pari Passu Note A-1 Component Distributable Interest in respect of the KC-F Component for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (xx) to pay principal on the KC-F Component, up to an amount equal to the KC Pari Passu Note A-1 Component Principal Entitlement for the KC-F
   Component for such Distribution Date;

       (xxi) to reimburse the KC-F Component for all Realized Losses and
   Additional Trust Fund Expenses, if any, previously allocated with respect to the KC Pari Passu Note A-1 Mortgage Loan to the KC-F Component and for
   which no reimbursement has previously been received; and

       (xxii) with respect to the KC Pari Passu Note A-1 Mortgage Loan, to distribute to the holders of the Class R-I Certificates any excess after allocation of the distributions set forth in clauses (i) through (xxi)
   above.

     All distributions on the KC-A Component, the KC-B Component, the KC-C
Component, the KC-D Component, the KC-E Component and the KC-F Component
referenced in clauses (iv) through (xxi) above shall be made to the corresponding holders of the Class KC-A Certificates, the Class KC-B
Certificates, the Class KC-C Certificates, the Class KC-D Certificates, the
Class KC-E Certificates and the Class KC-F Certificates, respectively.

     In the absence of a monetary or other material event of default under the
KinderCare Portfolio Whole Loan, principal will be paid on the KC Pari Passu
Note A-1 Senior Component, the KinderCare Portfolio Pari Passu Note A-2, the
KinderCare Portfolio Pari Passu Note A-3 and each KC Pari Passu Note A-1
Subordinate Component, pro rata (in accordance with their respective outstanding principal balances). If any of the events of default described in the prior sentence exists, principal will be paid first pro rata to the KC Pari
Passu Note A-1 Senior Component, the holder of the KinderCare Portfolio Pari
Passu Note A-2 and the holder of the KinderCare Portfolio Pari Passu Note A-3 until their outstanding principal balances are reduced to zero, and then sequentially to each of the KC-A Component, the KC-B Component, the KC-C
Component, the KC-D Component, the KC-E Component and the KC-F Component until the principal balance of each such component is reduced to zero.

     The Available Distribution Amount. With respect to any Distribution Date, distributions of interest on and principal of the Certificates will be made from the Available Distribution Amount for such Distribution Date.

     See "The Pooling and Servicing Agreements--Certificate Account" in the
accompanying prospectus.

     Application of the Available Distribution Amount. On each Distribution
Date, the Trustee will apply the Available Distribution Amount for such date for the following purposes and in the following order of priority:

       (1) concurrently, to distributions of interest to the holders of the
   Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4 and Class XW
   Certificates, pro rata, in accordance with the respective amounts of
   Distributable Certificate Interest in respect of such Classes of
   Certificates on such Distribution Date, in an amount equal to all
   Distributable Certificate Interest in respect of such Classes of
   Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (2) to pay principal to Class A-1, Class A-2, Class A-3, Class A-SB and
   Class A-4 Certificates, in reduction of the Certificate Balances thereof,
   (i) first, to the Class A-SB Certificates, in an amount equal to the
   Principal Distribution Amount for such Distribution Date, until the Class
   A-SB Certificates are reduced to the Class A-SB Planned Principal Balance;
   (ii) then, to the Class A-1 Certificates, in an amount equal to the
   Principal Distribution Amount (or the portion of it remaining after the above distribution on the Class A-SB Certificates) for such Distribution
   Date, until the Class A-1 Certificates are reduced to zero; (iii) then, to the Class A-2 Certificates, in an amount equal to the Principal
   Distribution Amount (or the portion

                                     S-130

   of it remaining after the above distributions on the Class A-1 and Class
   A-SB Certificates) for such Distribution Date, until the Class A-2
   Certificates are reduced to zero; (iv) then, to the Class A-3 Certificates, in an amount equal to the Principal Distribution Amount (or the portion of it remaining after the above distributions on the Class A-1, Class A-2 and
   Class A-SB Certificates) for such Distribution Date, until the Class A-3
   Certificates are reduced to zero; (v) then, to the Class A-SB Certificates, in an amount equal to the Principal Distribution Amount (or the portion of it remaining after the above distributions on the Class A-1, Class A-2 and
   Class A-3 Certificates and the Class A-SB Planned Principal Balance
   pursuant to clause (i) above on the Class A-SB Certificates) for such
   Distribution Date, until the Class A-SB Certificates are reduced to zero;
   and (vi) then, to the Class A-4 Certificates, in an amount equal to the
   Principal Distribution Amount (or the portion of it remaining after the above distributions on the Class A-1, Class A-2, Class A-3 and Class A-SB
   Certificates) for such Distribution Date, until the Class A-4 Certificates are reduced to zero;

       (3) to reimburse the holders of the Class A-1, Class A-2, Class A-3,
   Class A-SB and Class A-4 Certificates up to an amount equal to, and pro rata as among such Classes in accordance with, the respective amounts of
   Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Classes and for which no reimbursement has previously been paid; and

       (4) to make payments on the Subordinate Certificates as contemplated below;

provided that, on each Distribution Date as of which the aggregate Certificate
Balance of the Subordinate Certificates has been reduced to zero, and in any event on the final Distribution Date in connection with a termination of the
Trust (see "--Termination" below), the payments of principal to be made as contemplated by clause (2) above with respect to the Class A-1, Class A-2,
Class A-3, Class A-SB and Class A-4 Certificates will be so made (subject to available funds) to the holders of such Classes, up to an amount equal to, and pro rata as between such Classes in accordance with, the respective outstanding
Certificate Balances of such Classes (and without regard to the Class A-SB
Planned Principal Balance).

     On each Distribution Date, following the above-described distributions on the Senior Certificates, the Trustee will apply the remaining portion, if any, of the Available Distribution Amount for such date for the following purposes and in the following order of priority:

       (1) to pay interest to the holders of the Class A-M Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (2) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4 Certificates have been reduced to zero, to pay principal to the holders of the Class A-M Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such
   Class of Certificates and (b) the remaining portion of the Principal
   Distribution Amount for such Distribution Date;

       (3) to reimburse the holders of the Class A-M Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (4) to pay interest to the holders of the Class A-J Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (5) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4 and Class A-M Certificates have been reduced to zero, to pay principal to the holders of the Class A-J Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the
   Principal Distribution Amount for such Distribution Date;

                                     S-131

       (6) to reimburse the holders of the Class A-J Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (7) to pay interest to the holders of the Class B Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such
   Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (8) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M and Class A-J Certificates have been reduced to zero, to pay principal to the holders of the Class B
   Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the Principal Distribution Amount for such
   Distribution Date;

       (9) to reimburse the holders of the Class B Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (10) to pay interest to the holders of the Class C Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (11) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J and Class B Certificates have been reduced to zero, to pay principal to the holders of the Class C
   Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the Principal Distribution Amount for such
   Distribution Date;

       (12) to reimburse the holders of the Class C Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (13) to pay interest to the holders of the Class D Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (14) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B and Class C
   Certificates have been reduced to zero, to pay principal to the holders of the Class D Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b)
   the remaining portion of the Principal Distribution Amount for such
   Distribution Date;

       (15) to reimburse the holders of the Class D Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (16) to pay interest to the holders of the Class E Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (17) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C and Class D
   Certificates have been reduced to zero, to pay principal to the holders of the Class E Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b)
   the remaining portion of the Principal Distribution Amount for such
   Distribution Date;

                                     S-132

       (18) to reimburse the holders of the Class E Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (19) to pay interest to the holders of the Class F Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (20) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D and
   Class E Certificates have been reduced to zero, to pay principal to the holders of the Class F Certificates, up to an amount equal to the lesser of
   (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the Principal Distribution Amount for such
   Distribution Date;

       (21) to reimburse the holders of the Class F Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (22) to pay interest to the holders of the Class G Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (23) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
   Class E and Class F Certificates have been reduced to zero, to pay principal to the holders of the Class G Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the Principal Distribution
   Amount for such Distribution Date;

       (24) to reimburse the holders of the Class G Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (25) to pay interest to the holders of the Class H Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (26) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
   Class E, Class F and Class G Certificates have been reduced to zero, to pay principal to the holders of the Class H Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the Principal Distribution
   Amount for such Distribution Date;

       (27) to reimburse the holders of the Class H Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (28) to pay interest to the holders of the Class J Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (29) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
   Class E, Class F, Class G and Class H Certificates have been reduced to zero, to pay principal to the holders of the Class J Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the
   Principal Distribution Amount for such Distribution Date;

                                     S-133

       (30) to reimburse the holders of the Class J Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (31) to pay interest to the holders of the Class K Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (32) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
   Class E, Class F, Class G, Class H and Class J Certificates have been reduced to zero, to pay principal to the holders of the Class K
   Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the Principal Distribution Amount for such
   Distribution Date;

       (33) to reimburse the holders of the Class K Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (34) to pay interest to the holders of the Class L Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (35) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
   Class E, Class F, Class G, Class H, Class J and Class K Certificates have been reduced to zero, to pay principal to the holders of the Class L
   Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the Principal Distribution Amount for such
   Distribution Date;

       (36) to reimburse the holders of the Class L Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (37) to pay interest to the holders of the Class M Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (38) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
   Class E, Class F, Class G, Class H, Class J, Class K and Class L
   Certificates have been reduced to zero, to pay principal to the holders of the Class M Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b)
   the remaining portion of the Principal Distribution Amount for such
   Distribution Date;

       (39) to reimburse the holders of the Class M Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (40) to pay interest to the holders of the Class N Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (41) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
   Class E, Class F, Class G, Class H, Class J, Class K, Class L and Class M
   Certificates have been reduced to zero, to pay principal to the holders

                                     S-134

   of the Class N Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b)
   the remaining portion of the Principal Distribution Amount for such
   Distribution Date;

       (42) to reimburse the holders of the Class N Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (43) to pay interest to the holders of the Class O Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (44) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
   Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and
   Class N Certificates have been reduced to zero, to pay principal to the holders of the Class O Certificates, up to an amount equal to the lesser of
   (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the Principal Distribution Amount for such
   Distribution Date;

       (45) to reimburse the holders of the Class O Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (46) to pay interest to the holders of the Class P Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (47) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
   Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M,
   Class N and Class O Certificates have been reduced to zero, to pay principal to the holders of the Class P Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the Principal Distribution
   Amount for such Distribution Date;

       (48) to reimburse the holders of the Class P Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (49) to pay interest to the holders of the Class Q Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

       (50) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
   Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M,
   Class N, Class O and Class P Certificates have been reduced to zero, to pay principal to the holders of the Class Q Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the Principal Distribution
   Amount for such Distribution Date;

       (51) to reimburse the holders of the Class Q Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid;

       (52) to pay interest to the holders of the Class S Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                                     S-135

       (53) if the Certificate Balances of the Class A-1, Class A-2, Class A-3,
   Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
   Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M,
   Class N, Class O, Class P and Class Q Certificates have been reduced to zero, to pay principal to the holders of the Class S Certificates, up to an amount equal to the lesser of (a) the then outstanding Certificate Balance of such Class of Certificates and (b) the remaining portion of the
   Principal Distribution Amount for such Distribution Date;

       (54) to reimburse the holders of the Class S Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if
   any, previously allocated to the Certificate Balance of such Class of
   Certificates and for which no reimbursement has previously been paid; and

       (55) to pay to the holders of the Class R-I and Class R-II Certificates, the balance, if any, of the Available Distribution Amount in REMIC I and
   REMIC II, respectively, for such Distribution Date;

provided that, on the final Distribution Date in connection with a termination of the Trust, the payments of principal to be made as contemplated by any of clauses (2), (5), (8), (11), (14), (17), (20), (23), (26), (29), (32), (35),
(38), (41), (44), (47), (50) and (53) above with respect to any Class of
Sequential Pay Certificates will be so made (subject to available funds) up to an amount equal to the entire then outstanding Certificate Balance of such
Class of Certificates.

     Excess Liquidation Proceeds. Except to the extent Realized Losses or
Additional Trust Fund Expenses have been allocated to any Class of
Certificates, Excess Liquidation Proceeds will not be available for distribution from an account to the Holders of the Certificates except under certain circumstances on the final Distribution Date as described in the
Pooling and Servicing Agreement.

     Distributable Certificate Interest. The "Distributable Certificate
Interest" in respect of each Class of REMIC II Certificates for each
Distribution Date is equal to the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced by such Class'
allocable share (calculated as described below) of any Net Aggregate Prepayment
Interest Shortfall for such Distribution Date.

     The "Accrued Certificate Interest" in respect of each Class of REMIC II
Certificates for each Distribution Date is equal to one calendar month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance or Notional
Amount, as the case may be, outstanding immediately prior to such Distribution
Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months for each of the Classes of
Certificates.

     The Master Servicer will be required to make Compensating Interest
Payments in connection with Prepayment Interest Shortfalls as described in this prospectus supplement. The "Net Aggregate Prepayment Interest Shortfall" for
any Distribution Date will be the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred during the related Collection
Period, exceeds (b) any such payment made by the Master Servicer with respect to such Distribution Date to cover such Prepayment Interest Shortfalls. See
"Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment
of Expenses" in this prospectus supplement. The Net Aggregate Prepayment
Interest Shortfall, if any, for each Distribution Date will be allocated on such Distribution Date to all Classes of Certificates (other than the Class V,
Class R-I and Class R-II Certificates subject to the discussion below). In each case, such allocations will be made pro rata to such Classes on the basis of
Accrued Certificate Interest otherwise distributable for each such Class for such Distribution Date and will reduce the respective amounts of Accrued
Certificate Interest for each such Class for such Distribution Date.

     With respect to the KinderCare Portfolio Whole Loan, Prepayment Interest
Shortfalls will be allocated to the KC Pari Passu Note A-1 Subordinate
Components and then (to the extent allocable to the KinderCare Portfolio Pari
Passu Note A-1 under the KinderCare Portfolio Intercreditor Agreement) to the
KC Pari Passu Note A-1 Senior Component. See "Description of the Certificates--
Distributions--Class KC Certificates and the KC Pari Passu Note A-1 Component
Mortgage Loan"

                                     S-136

in this prospectus supplement. Any such Prepayment Interest Shortfalls allocated to a KC Pari Passu Note A-1 Subordinate Component, to the extent not covered by the Master Servicer on such Distribution Date, will reduce such KC
Pari Passu Note A-1 Subordinate Component's interest entitlement for the related Distribution Date. Any such Prepayment Interest Shortfalls allocated to the KC Pari Passu Note A-1 Senior Component, to the extent not covered by the
Master Servicer on such Distribution Date, will be allocated to the Classes of
Certificates (other than the Class KC, Class V, Class R-I and Class R-II
Certificates) as described above.

     Class A-SB Planned Principal Balance. The Class A-SB Planned Principal
Balance for any Distribution Date is the balance shown for such Distribution
Date in the table set forth in Annex C to this prospectus supplement. Such balances were calculated using, among other things, the Maturity Assumptions.
Based on such assumptions, the Certificate Balance of the Class A-SB
Certificates on each Distribution Date would be reduced to the balance indicated for such Distribution Date on the table. There is no assurance, however, that the Mortgage Loans will perform in conformity with the Maturity
Assumptions. Therefore, there can be no assurance that the balance of the Class
A-SB Certificates on any Distribution Date will be equal to the balance that is specified for such Distribution Date in the table. In particular, once the
Certificate Balances of the Class A-1, Class A-2 and Class A-3 Certificates
have been reduced to zero, any remaining portion on any Distribution Date of the Principal Distribution Amount (in accordance with the priorities described above under "--Application of the Available Distribution Amount"), will be distributed on the Class A-SB Certificates until the Certificate Balance of the
Class A-SB Certificates is reduced to zero.

     Excess Interest. On each Distribution Date, Excess Interest received in the related Collection Period will be distributed solely to the Class V
Certificates to the extent set forth in the Pooling and Servicing Agreement, and will not be available for distribution to holders of the Offered
Certificates. The Class V Certificates are not entitled to any other distributions of interest, principal or Prepayment Premiums.

     Distributions of Prepayment Premiums. On each Distribution Date,
Prepayment Premiums collected on the Mortgage Loans during the related prepayment period will be distributed by the Trustee to the following Classes:
to the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M, Class
A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and
Class K Certificates, in an amount equal to the product of (a) a fraction, not greater than one, whose numerator is the amount distributed as principal to such Class on such Distribution Date, and whose denominator is the total amount distributed as principal to the Class A-1, Class A-2, Class A-3, Class A-SB,
Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F,
Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class
P, Class Q, and Class S Certificates on such Distribution Date, (b) the Base
Interest Fraction for the related principal payment on such Class of
Certificates, and (c) the amount of Prepayment Premiums collected on such principal prepayment during the related prepayment period; provided, however, that Prepayment Premiums, if any, actually collected in respect of the KC Pari
Passu Note A-1 Component Mortgage Loan will be allocated to the KC Pari Passu
Note A-1 Senior Portion and the KC Pari Passu Note A-1 Junior Portion, pro
rata, based on their outstanding principal balances. Any Prepayment Premiums collected during the related prepayment period remaining after such distributions (other than Prepayment Premiums allocated to the KC Pari Passu
Note A-1 Junior Portion) will be distributed entirely to the holders of the
Class XW Certificates.

     No Prepayment Premiums will be distributed to the holders of the Class L,
Class M, Class N, Class O, Class P, Class Q, Class S, Class V, Class R-I or
Class R-II Certificates. Instead, after the Certificate Balances of the Class
A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M, Class A-J, Class
B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K
Certificates have been reduced to zero, all Prepayment Premiums will be distributed entirely to the holders of the Class XW Certificates.

     Prepayment Premiums will be distributed on any Distribution Date only to the extent they are received in respect of the Mortgage Loans in the related prepayment period.

                                     S-137

     The Depositor makes no representation as to the enforceability of the provision of any Mortgage Note requiring the payment of a Prepayment Premium or of the collectibility of any Prepayment Premium. See "Description of the
Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans--Prepayment
Provisions" and "Risk Factors--Risks Related to the Mortgage Loans--
Prepayment Premiums and Yield Maintenance Charges Present Special Risks" in
this prospectus supplement.

     Treatment of REO Properties. Notwithstanding that any Mortgaged Property may be acquired as part of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise, the related Mortgage Loan will be treated, for purposes of, among other things, determining distributions on the Certificates, allocations of Realized Losses and Additional Trust Fund Expenses to the
Certificates, and the amount of Master Servicing Fees, Special Servicing Fees and Trustee Fees payable under the Pooling and Servicing Agreement, as having remained outstanding until such REO Property is liquidated. Among other things, such Mortgage Loan will be taken into account when determining the Principal
Distribution Amount for each Distribution Date. In connection therewith, operating revenues and other proceeds derived from such REO Property (after application thereof to pay certain costs and taxes, including certain reimbursements payable to the Master Servicer, the Special Servicer and/or the
Trustee, incurred in connection with the operation and disposition of such REO
Property) will be "applied" by the Master Servicer as principal, interest and other amounts "due" on such Mortgage Loan; and, subject to the recoverability determination described below (see "--P&I Advances" below), the Master Servicer and the Trustee will be required to make P&I Advances in respect of such
Mortgage Loan, in all cases as if such Mortgage Loan had remained outstanding.

SUBORDINATION; ALLOCATION OF LOSSES AND CERTAIN EXPENSES

     As and to the extent described in this prospectus supplement, the rights of holders of the Subordinate Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will, in the case of each Class thereof, be subordinated to the rights of holders of the Senior Certificates and, further, to the rights of holders of each other Class of Subordinate
Certificates, if any, with an earlier sequential Class designation. This subordination provided by the Subordinate Certificates is intended to enhance the likelihood of timely receipt by holders of the respective Classes of Senior
Certificates of the full amount of Distributable Certificate Interest payable in respect of their Certificates on each Distribution Date, and the ultimate receipt by holders of the Class A-1, Class A-2, Class A-3, Class A-SB and Class
A-4 Certificates of principal equal to, in each such case, the entire related
Certificate Balance. Similarly, but to decreasing degrees, this subordination is also intended to enhance the likelihood of timely receipt by holders of the other Classes of Offered Certificates of the full amount of Distributable
Certificate Interest payable in respect of their Certificates on each
Distribution Date, and the ultimate receipt by holders of the other Classes of
Offered Certificates of principal equal to, in each such case, the entire related Certificate Balance. The subordination of any Class of Subordinate
Certificates will be accomplished by, among other things, the application of the Available Distribution Amount on each Distribution Date in the order of priority described under "--Distributions--The Available Distribution Amount"
above. No other form of credit support will be available for the benefit of holders of the Offered Certificates.

     Each KC Pari Passu Note A-1 Subordinate Component, and thus the related
Class of Class KC Certificates, will represent interests in, and will be payable only out of payments and other collections on, the KC Pari Passu Note
A-1 Component Mortgage Loan. The rights of the holders of the Class KC
Certificates to receive distributions of amounts collected or advanced on the
KC Pari Passu Note A-1 Component Mortgage Loan will be subordinated, to the extent described in this prospectus supplement, to the rights of the holders of the REMIC II Certificates, the holder of the KinderCare Pari Passu Note A-2 and the holder of the KinderCare Pari Passu Note A-3.

     This subordination provided by the Subordinate Certificates and, to the extent described in this prospectus supplement, with respect to the related
Mortgage Loans, the Class KC Certificates, is intended to enhance the likelihood of timely receipt by holders of the respective Classes of Senior

                                     S-138

Certificates of the full amount of Distributable Certificate Interest payable in respect of their Certificates on each Distribution Date, and the ultimate receipt by holders of the Class A-1, Class A-2, Class A-3, Class A-SB and Class
A-4 Certificates of principal equal to, in each such case, the entire related
Certificate Balance. Similarly, but to decreasing degrees, this subordination is also intended to enhance the likelihood of timely receipt by holders of the other Classes of Offered Certificates of the full amount of Distributable
Certificate Interest payable in respect of their Certificates on each
Distribution Date, and the ultimate receipt by holders of the other Classes of
Offered Certificates of principal equal to, in each such case, the entire related Certificate Balance. The subordination of any Class of Subordinate
Certificates will be accomplished by, among other things, the application of the Available Distribution Amount on each Distribution Date in the order of priority described under "--Distributions--The Available Distribution Amount"
above. No other form of credit support will be available for the benefit of holders of the Offered Certificates. If, following the distributions to be made in respect of the Certificates on any Distribution Date, the aggregate Stated
Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date (net of the then outstanding KC Pari Passu
Note A-1 Subordinate Balance), is less than the then aggregate Certificate
Balance of the Sequential Pay Certificates, the Certificate Balances of the
Class S, Class Q, Class P, Class O, Class N, Class M, Class L, Class K, Class
J, Class H, Class G, Class F, Class E, Class D, Class C, Class B, Class A-J and
Class A-M Certificates will be reduced, sequentially in that order, in the case of each such Class until such deficit (or the related Certificate Balance) is reduced to zero (whichever occurs first); provided, however, that any Realized
Losses with respect to the KinderCare Portfolio Whole Loan will first be allocated to the KC Pari Passu Note A-1 Subordinate Components (and thus the related Class of Class KC Certificates) in reverse sequential order, prior to being allocated (to the extent allocable to the KC Pari Passu Note A-1 Senior
Component under the KinderCare Portfolio Intercreditor Agreement) to any Class
of Sequential Pay Certificates. If any portion of such deficit remains at such time as the Certificate Balances of such Classes of Certificates are reduced to zero, then the respective Certificate Balances of the Class A-1, Class A-2,
Class A-3, Class A-SB and Class A-4 Certificates will be reduced, pro rata in accordance with the relative sizes of the remaining Certificate Balances of such Classes until such deficit (or each such Certificate Balance) is reduced to zero. Any such deficit will, in general, be the result of Realized Losses incurred in respect of the Mortgage Loans and/or Additional Trust Fund Expenses
to the extent paid from funds which would otherwise have been used to make distributions of principal. Accordingly, the foregoing reductions in the
Certificate Balances of the respective Classes of the Sequential Pay
Certificates will constitute an allocation of any such Realized Losses and
Additional Trust Fund Expenses.

EXCESS INTEREST DISTRIBUTION ACCOUNT

     The Trustee is required to establish and maintain the Excess Interest
Distribution Account (which may be a sub-account of the Distribution Account)
in the name of the Trustee for the benefit of the Class V Certificateholders.
Prior to the applicable Distribution Date, the Master Servicer is required to remit to the Trustee for deposit into the Excess Interest Distribution Account an amount equal to the Excess Interest received during the related Collection
Period. Amounts on deposit in the Excess Interest Distribution Account may be invested only in Permitted Investments. The Trustee will have no obligation to invest the funds on deposit in the Excess Interest Distribution Account.

INTEREST RESERVE ACCOUNT

     The Master Servicer will be required to establish and maintain the
Interest Reserve Account (which may be a sub-account of the Certificate
Account) in the name of the Trustee for the benefit of the holders of the
Certificates. On each Master Servicer Remittance Date occurring in February and in January of any year which is not a leap year, an amount will be required to be withdrawn (i) from the Certificate Account, in respect of each Mortgage Loan that accrues interest on an Actual/360 Basis (other than the KC Pari Passu Note
A-1 Component Mortgage Loan) and (ii) from the Certificate Account, in respect of the KC Pari Passu Note A-1 Senior Component, and remit for deposit into the
Interest Reserve Account, an amount equal to one day's interest at the related
Net

                                     S-139

Mortgage Rate on the Stated Principal Balance of each such Mortgage Loan or the
KC Pari Passu Note A-1 Component Mortgage Loan Senior Balance of the KC Pari
Passu Note A-1 Senior Component as of the Distribution Date in the month preceding the month in which such Master Servicer Remittance Date occurs, of each such Mortgage Loan, to the extent a Monthly Payment or P&I Advance is made in respect thereof (all amounts so deposited in any consecutive January (if applicable) and February, the "Withheld Amount"). On each Master Servicer
Remittance Date occurring in March, the Master Servicer will be required to withdraw from the Interest Reserve Account an amount equal to the Withheld
Amounts from the preceding January (if applicable) and February, if any, and deposit such amount into the Certificate Account. The Master Servicer may invest amounts on deposit in the Interest Reserve Account in Permitted
Investments for its own account.

P&I ADVANCES

     With respect to each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described below, to make
P&I Advances out of its own funds or, subject to the replacement thereof as and to the extent provided in the Pooling and Servicing Agreement, funds held in the Certificate Account (or, with respect to the Serviced Whole Loan, the separate custodial account created with respect thereto) that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount generally equal to the aggregate of all Monthly Payments (other than
Balloon Payments and Excess Interest) and any Assumed Monthly Payments, in each case net of related Master Servicing Fees that were due or deemed due, as the case may be, in respect of each Mortgage Loan or Serviced Whole Loan during the related Collection Period and that were not paid by or on behalf of the related borrowers or otherwise collected as of the close of business on the business day prior to the Master Servicer Remittance Date. The Master Servicer's
obligations to make P&I Advances in respect of any Mortgage Loan will continue through liquidation of such Mortgage Loan or disposition of any REO Property acquired in respect thereof. Notwithstanding the foregoing, if it is determined that an Appraisal Reduction Amount (as defined below) exists with respect to any Required Appraisal Loan (as defined below), then, with respect to the
Distribution Date immediately following the date of such determination and with respect to each subsequent Distribution Date for so long as such Appraisal
Reduction Amount exists, in the event of subsequent delinquencies on such
Mortgage Loan, the interest portion of the P&I Advance required to be made in respect of such Mortgage Loan will be reduced (no reduction to be made in the principal portion, however) to an amount equal to the product of (i) the amount of the interest portion of such P&I Advance that would otherwise be required to be made for such Distribution Date without regard to this sentence, multiplied by (ii) a fraction (expressed as a percentage), the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan, net of such Appraisal
Reduction Amount, and the denominator of which is equal to the Stated Principal
Balance of such Mortgage Loan. The Master Servicer will not be required to make a P&I Advance with respect to the 277 Park Avenue Pari Passu Note A-2, the
KinderCare Portfolio Pari Passu Note A-2 or the KinderCare Portfolio Pari Pasu
Note A-3 during any period that any such note is not then included in a securitization trust. The Trustee will not be required to make any P&I Advance with respect to the 277 Park Avenue Pari Passu Note A-2, the KinderCare
Portfolio Pari Passu Note A-2 or the KinderCare Portfolio Pari Pasu Note A-3.
See "Description of the Certificates--Appraisal Reductions" in this prospectus supplement. Subject to the recoverability determination described below, if the
Master Servicer fails to make a required P&I Advance, then the Trustee will be required to make such P&I Advance. See "The Trustee--The Trustee" in this prospectus supplement.

     The Master Servicer and the Trustee will each be entitled to recover any
P&I Advance made out of its own funds from any Related Proceeds.
Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make any P&I Advance if it determines in its reasonable good faith judgment that such a P&I Advance would be a Nonrecoverable P&I Advance.
The Trustee will be entitled to rely on any non-recoverability determination made by the Master Servicer and the Trusstee and Master Servicer will conclusively rely on and be bound by the non-recoverability determination made by the Special Servicer. Neither the Master Servicer nor the

                                     S-140

Trustee will make a P&I Advance for Excess Interest or a Prepayment Premium.
The Master Servicer, the Special Servicer and the Trustee, as applicable, will be entitled to recover any Advance that at any time is determined to be a
Nonrecoverable Advance (and interest thereon) out of funds received on or in respect of other Mortgage Loans. Upon the determination that a previously made
Advance is a Nonrecoverable Advance, instead of obtaining reimbursement out of general collections immediately, the Master Servicer, the Special Servicer or the Trustee, as applicable, may, in its sole discretion, elect to obtain reimbursement for such Nonrecoverable Advance over time and the unreimbursed portion of such Advance will accrue interest at the Reimbursement Rate. If such an election to obtain reimbursement over time is made, the Master Servicer, the
Special Servicer or the Trustee, as applicable, will, during the first six months after such nonrecoverability determination was made, only seek reimbursement for such Nonrecoverable Advance from collections of principal
(with such Nonrecoverable Advances being reimbursed before Workout-Delayed
Reimbursement Amounts (as defined below)). After such initial six months, the
Master Servicer, the Special Servicer or the Trustee, as applicable, may continue to seek reimbursement for such Nonrecoverable Advance solely from collections of principal or may seek reimbursement for such Nonrecoverable
Advance from general collections, in each case for a period of time not to exceed an additional six months (with such Nonrecoverable Advances being reimbursed before Workout-Delayed Reimbursement Amounts). In the event that the
Master Servicer, the Special Servicer or the Trustee, as applicable, wishes to seek reimbursement over time after the second six-month period discussed in the preceding sentence, then the Master Servicer, the Special Servicer or Trustee, as applicable, may continue to seek reimbursement for such Nonrecoverable
Advance solely from collections of principal or may seek reimbursement for such
Nonrecoverable Advance from general collections, in either case for such a longer period of time as agreed to by the Master Servicer, the Special Servicer or the Trustee, as applicable, and the Directing Certificateholder, each in its sole discretion (with such Nonrecoverable Advances being reimbursed before
Workout-Delayed Reimbursement Amounts). Notwithstanding the foregoing, at any time after such a determination to obtain reimbursement over time, the Master
Servicer, the Special Servicer or the Trustee, as applicable, may, in its sole discretion, decide to obtain reimbursement immediately. The fact that a decision to recover such Nonrecoverable Advances over time, or not to do so, benefits some Classes of Certificateholders to the detriment of other Classes will not, with respect to the Master Servicer, constitute a violation of the
Servicing Standard and/or with respect to the Trustee, constitute a violation of any fiduciary duty to Certificateholders or contractual duty under the
Pooling and Servicing Agreement. The Master Servicer, the Special Servicer or
the Trustee, as applicable, will give each Rating Agency three weeks prior notice of its intent to obtain reimbursement of Nonrecoverable Advances from general collections as described above unless (1) the Master Servicer or
Special Servicer (or Trustee, if applicable) determines in its sole discretion that waiting 15 days after such a notice could jeopardize the Master Servicer's or the Special Servicer's (or Trustee's, if applicable) ability to recover
Nonrecoverable Advances, (2) changed circumstances or new or different information becomes known to the Master Servicer or Special Servicer (or
Trustee, if applicable) that could affect or cause a determination of whether any Advance is a Nonrecoverable Advance, whether to defer reimbursement of a
Nonrecoverable Advance or the determination in clause (1) above, or (3) the
Master Servicer or Special Servicer has not timely received from the Trustee information requested by the Master Servicer or Special Servicer to consider in determining whether to defer reimbursement of a Nonrecoverable Advance;
provided that, if clause (1), (2) or (3) apply, the Master Servicer or Special
Servicer (or Trustee, if applicable) will give each Rating Agency notice of an anticipated reimbursement to it of Nonrecoverable Advances from amounts in the
Certificate Account allocable to interest on the Mortgage Loans as soon as reasonably practicable in such circumstances. The Master Servicer or Special
Servicer (or Trustee, if applicable) will have no liability for any loss, liability or expense resulting from any notice provided to each Rating Agency contemplated by the immediately preceding sentence.

     If the Master Servicer, Special Servicer or the Trustee, as applicable, is reimbursed out of general collections for any unreimbursed Advances that are determined to be Nonrecoverable Advances (together with any interest accrued and payable thereon), then (for purposes of calculating

                                     S-141

distributions on the Certificates) such reimbursement and payment of interest will be deemed to have been made: first, out of the Principal Distribution
Amount, which, but for its application to reimburse a Nonrecoverable Advance and/or to pay interest thereon, would be included in the Available Distribution
Amount for any subsequent Distribution Date, and second, out of other amounts which, but for their application to reimburse a Nonrecoverable Advance and/or to pay interest thereon, would be included in the Available Distribution Amount for any subsequent Distribution Date.

     If and to the extent that any payment is deemed to be applied as contemplated in the paragraph above to reimburse a Nonrecoverable Advance or to pay interest thereon, then the Principal Distribution Amount for such
Distribution Date will be reduced, to not less than zero, by the amount of such reimbursement. If and to the extent (i) any Advance is determined to be a
Nonrecoverable Advance, (ii) such Advance and/or interest thereon is reimbursed out of the Principal Distribution Amount as contemplated above and (iii) the particular item for which such Advance was originally made is subsequently collected out of payments or other collections in respect of the related
Mortgage Loan, then the Principal Distribution Amount for the Distribution date that corresponds to the Due Period in which such item was recovered will be increased by an amount equal to the lesser of (A) the amount of such item and
(B) any previous reduction in the Principal Distribution Amount for a prior
Distribution Date as contemplated in the paragraph above resulting from the reimbursement of the subject Advance and/or the payment of interest thereon.

     If one or more unreimbursed Workout-Delayed Reimbursement Amounts exist, then such Workout-Delayed Reimbursement Amounts will be reimbursable only from amounts in the Certificate Account that represent collections of principal on the Mortgage Loans; provided, however, that on any Distribution Date when (1)
less than 10% of the initial aggregate Stated Principal Balance of the Mortgage
Pool is outstanding and (2) the sum of the aggregate unpaid Nonrecoverable
Advances plus the aggregate unpaid Workout-Delayed Reimbursement Amounts, which have not been reimbursed to the Master Servicer, Special Servicer or Trustee,
as applicable, exceeds 20% of the aggregate Stated Principal Balance of the
Mortgage Pool then outstanding, then the Master Servicer, the Special Servicer or the Trustee, as applicable, may obtain reimbursement of any outstanding
Workout-Delayed Reimbursement Amount from principal collections or any other amounts in the Certificate Account, including but not limited to interest collected on the Mortgage Loans, if principal is not sufficient to pay such amounts; provided, further, however, that the foregoing will not in any manner limit the right of the Master Servicer, Special Servicer or Trustee, as
applicable, to choose voluntarily to seek reimbursement of Workout-Delayed
Reimbursement Amounts solely from collections of principal. The Master
Servicer, Special Servicer or Trustee, as applicable, will give each Rating
Agency three weeks prior notice of its intent to obtain reimbursement of
Workout-Delayed Reimbursement Amounts from interest collections as described in the preceding sentence. As used in the second preceding sentence,
"Workout-Delayed Reimbursement Amount" means, with respect to any Mortgage
Loan, the amount of any Advance made with respect to such Mortgage Loan on or before the date such Mortgage Loan becomes (or, but for the making of three monthly payments under its modified terms, would then constitute) a Corrected
Mortgage Loan, together with (to the extent accrued and unpaid) interest on such Advances, to the extent that (i) such Advance is not reimbursed to the person who made such Advance on or before the date, if any, on which such
Mortgage Loan becomes a Corrected Mortgage Loan and (ii) the amount of such
Advance becomes an obligation of the related borrower to pay such amount under the terms of the modified loan documents. That any amount constitutes all or a portion of any Workout-Delayed Reimbursement Amount will not in any manner limit the right of any person hereunder to determine that such amount instead constitutes a Nonrecoverable Advance recoverable in the same manner as any other Nonrecoverable Advance. See "Description of the Certificates--Advances in
Respect of Delinquencies" and "The Pooling and Servicing
Agreements--Certificate Account" in the accompanying prospectus.

     The Master Servicer and the Trustee will each be entitled with respect to any Advance made thereby, and the Special Servicer will be entitled with respect to any Servicing Advance made thereby, to interest accrued on the amount of such Advance for so long as it is outstanding at the

                                     S-142

Reimbursement Rate except that no interest will be payable with respect to any
P&I Advance of a payment due on a Mortgage Loan during the applicable grace period. Such Advance Interest on any Advance will be payable to the Master
Servicer, the Special Servicer or the Trustee, as the case may be, first, out of Default Charges collected on the related Mortgage Loan and, second, at any time coinciding with or following the reimbursement of such Advance, out of any amounts then on deposit in the Certificate Account. To the extent not offset by
Default Charges accrued and actually collected on the related Mortgage Loan as described above, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Certificates.

APPRAISAL REDUCTIONS

     Promptly following the occurrence of any Appraisal Trigger Event with respect to any Required Appraisal Loan, the Special Servicer will be required to obtain (or, if such Mortgage Loan or Serviced Whole Loan has a Stated
Principal Balance of $2,000,000 or less, at its discretion, conduct) an appraisal of the related Mortgaged Property from an independent MAI-designated appraiser, unless such an appraisal had previously been obtained (or if applicable, conducted) within the prior twelve months and there has been no subsequent material change in the circumstances surrounding the related
Mortgaged Property that, in the Special Servicer's judgment, would materially affect the value of the Mortgaged Property, and will deliver a copy of such appraisal to the Trustee, the Master Servicer and the Directing
Certificateholder and, if a Serviced Whole Loan is involved, the related
Controlling Holder. If such appraisal is obtained from a qualified appraiser, the cost of such appraisal will be covered by, and reimbursable as a Servicing
Advance. As a result of any such appraisal, it may be determined that an
Appraisal Reduction Amount exists with respect to the related Required
Appraisal Loan.

     If the Special Servicer has not obtained a new appraisal (or performed an internal valuation, if applicable) within the time limit described above, the
Appraisal Reduction Amount for the related Mortgage Loan will equal 25% of the principal balance of such Mortgage Loan, to be adjusted upon receipt of the new appraisal (or internal valuation, if applicable).

     For so long as any Mortgage Loan, Serviced Whole Loan or REO Loan remains a Required Appraisal Loan, the Special Servicer is required, within 30 days of each anniversary of such Mortgage Loan having become a Required Appraisal Loan, to obtain (or, if such Required Appraisal Loan has a Stated Principal Balance of $2,000,000 or less, at its discretion, conduct) an update of the prior appraisal, and will deliver a copy of such update to the Trustee, the Master
Servicer and the Directing Certificateholder and, if a Serviced Whole Loan is
involved, the related Controlling Holder. If such update is obtained from a qualified appraiser, the cost thereof will be covered by, and be reimbursed as, a Servicing Advance. Promptly following the receipt of, and based upon, such update, the Special Servicer will redetermine and report to the Trustee, the
Master Servicer and the Directing Certificateholder and, if applicable, the related Controlling Holder the then applicable Appraisal Reduction Amount, if any, with respect to the subject Required Appraisal Loan.

     The Directing Certificateholder with respect to the Mortgage Loans other than the KC Pari Passu Note A-1 Component Mortgage Loan during a period in which no KC Pari Passu Note A-1 Control Appraisal Period exists will have the right at any time within six months of the date of the receipt of any appraisal to require that the Special Servicer obtain a new appraisal of the subject
Mortgaged Property in accordance with MAI standards, at the expense of the
Directing Certificateholder. Upon receipt of such appraisal the Special
Servicer will deliver a copy thereof to the Trustee, the Master Servicer and the Directing Certificateholder. Promptly following the receipt of, and based upon, such appraisal, the Special Servicer will redetermine and report to the
Trustee, the Master Servicer and the Directing Certificateholder the then applicable Appraisal Reduction Amount, if any, with respect to the subject
Required Appraisal Loan.

     The KinderCare Portfolio Controlling Holder, as applicable, will have the right, at its expense at any time within six months of the date of the receipt of any appraisal to require that the Special Servicer obtain a new appraisal of the related Mortgaged Property in accordance with MAI standards. Upon receipt of such appraisal the Special Servicer will deliver a copy thereof to the

                                     S-143

Trustee, the Master Servicer, the Directing Certificateholder and the
KinderCare Portfolio Controlling Holder, as applicable. Promptly following the receipt of, and based upon, such appraisal, the Special Servicer will redetermine and report to the Trustee, the Master Servicer, the Directing
Certificateholder and the KinderCare Portfolio Controlling Holder, as
applicable, the then applicable Appraisal Reduction Amount, if any, with respect to the subject Required Appraisal Loan.

     A Serviced Whole Loan will be treated as a single Mortgage Loan for purposes of calculating an Appraisal Reduction Amount with respect to the mortgage loans that comprise such Serviced Whole Loan. Any Appraisal Reduction
Amount in respect of the KinderCare Portfolio Whole Loan will be allocated first to the KC Pari Passu Note A-1 Subordinate Components and any remaining amount that exceeds the aggregate balance of the KC Pari Passu Note A-1
Subordinate Components will be allocated to the KC Pari Passu Note A-1 Senior
Portion, the KinderCare Portfolio Pari Passu Note A-2 and the KinderCare
Portfolio Pari Passu Note A-3, pro rata. Any Appraisal Reduction Amount in respect of the 277 Park Avenue Whole Loan will be allocated to the 277 Park
Avenue Note A-1 and 277 Park Avenue Note A-2, pro rata.

REPORTS TO CERTIFICATEHOLDERS; CERTAIN AVAILABLE INFORMATION

     Trustee Reports. On each Distribution Date, the Trustee will be required to make available to any interested party, a statement (a "Distribution Date
Statement") based upon information provided by the Master Servicer in accordance with Commercial Mortgage Securities Association guidelines setting forth, among other things:

       (1) A statement setting forth, among other things: (i) the amount of distributions, if any, made on such Distribution Date to the holders of each Class of REMIC II Certificates and applied to reduce the respective
   Certificate Balances thereof; (ii) the amount of distributions, if any, made on such Distribution Date to the holders of each Class of REMIC II
   Certificates allocable to Distributable Certificate Interest and Prepayment
   Premiums; (iii) the Available Distribution Amount for such Distribution
   Date; (iv) the aggregate amount of P&I Advances made in respect of the immediately preceding Determination Date, the aggregate amount of P&I
   Advances made as of the Master Servicer Remittance Date ("Payment After
   Determination Date Report"), the aggregate amount of P&I Advances and other
   Servicing Advances made in respect of the immediately preceding
   Distribution Date; (v) the aggregate Stated Principal Balance of the
   Mortgage Pool (less the Principal Balance of the KC Pari Passu Note A-1
   Subordinate Components) outstanding immediately before and immediately after such Distribution Date; (vi) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage
   Rate of the Mortgage Pool as of the end of the Collection Period for the
   prior Determination Date; (vii) as of the end of the Collection Period for
   the immediately preceding Distribution Date, the number and aggregate ending scheduled principal balance of Mortgage Loans (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C) delinquent 90 days or more, (D) as to which foreclosure proceedings have been commenced (except with respect to
   REO Properties) and (E) any bankruptcy by a borrower; (viii) with respect to any REO Property included in the Trust Fund as of the end of the
   Collection Period for such Distribution Date, the principal balance of the
   Mortgage Loan as of the date such Mortgage Loan became delinquent; (ix) the
   Accrued Certificate Interest and Distributable Certificate Interest in
   respect of each Class of REMIC II Certificates for such Distribution Date;
   (x) the aggregate amount of Distributable Certificate Interest payable in respect of each Class of REMIC II Certificates on such Distribution Date, including, without limitation, any Distributable Certificate Interest remaining unpaid from prior Distribution Dates; (xi) any unpaid
   Distributable Certificate Interest in respect of such Class of REMIC II
   Certificates after giving effect to the distributions made on such
   Distribution Date; (xii) the Pass-Through Rate for each Class of REMIC II
   Certificates for such Distribution Date; (xiii) the Principal Distribution
   Amount for such Distribution Date, separately identifying the respective components of such amount; (xiv) the aggregate of all Realized Losses incurred during the related Collection Period and all Additional Trust Fund
   Expenses incurred during the related Collection Period; (xv) the
   Certificate Balance or Notional Amount, as the case may be, of each

                                     S-144

   Class of REMIC II Certificates outstanding immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the allocation of Realized Losses and Additional
   Trust Fund Expenses on such Distribution Date; (xvi) the aggregate amount of servicing fees paid to the Master Servicer and the Special Servicer, collectively and separately, during the Collection Period for the prior
   Distribution Date; (xvii) a brief description of any material waiver, modification or amendment of any Mortgage Loan entered into by the Master
   Servicer or Special Servicer pursuant to the Pooling and Servicing
   Agreement during the related Collection Period; (xviii) current and cumulative outstanding Advances; (xix) current prepayments and curtailments; (xx) the number and aggregate principal balance of Mortgage
   Loans as to which foreclosure proceedings have been commenced as to the related Mortgaged Property; (xxi) the ratings from all Rating Agencies for all Classes of Certificates (xxii) the amounts, if any, distributed with respect to the Class KC Certificates and on such Distribution Date; and
   (xxiii) the Stated Principal Balance of the KC Pari Passu Note A-1
   Subordinate Components. In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per a specified denomination.

       (2) A report containing information regarding the Mortgage Loans as of the close of business on the immediately preceding Determination Date, which report will contain certain of the categories of information regarding the Mortgage Loans set forth in Annex A1 to this prospectus supplement in the tables under the caption "Certain Characteristics of the
   Mortgage Loans" (calculated, where applicable, on the basis of the most recent relevant information provided by the borrowers to the Master
   Servicer or the Special Servicer and by the Master Servicer or the Special
   Servicer, as the case may be, to the Trustee) and such information will be presented in a loan-by-loan and tabular format substantially similar to the formats utilized in this prospectus supplement on Annex A1 (provided that no information will be provided as to any repair and replacement or other cash reserve and the only financial information to be reported on an ongoing basis will be actual expenses, occupancy, actual revenues and actual net operating income for the respective Mortgaged Properties and a debt service coverage ratio calculated on the basis thereof).

     Servicer Reports. The Master Servicer is required to deliver to the
Trustee on the second business day following each Determination Date, and the
Trustee is to provide or make available on each Distribution Date, either in electronic format or by first-class mail (if requested in writing) to each
Certificateholder, and any potential investor in the Certificates who certifies its identity as such, on each Distribution Date, a CMSA loan setup file, a CMSA loan periodic update file, a CMSA property file, and a CMSA financial file (in electronic format and substance provided by the Master Servicer and/or the
Special Servicer) setting forth certain information with respect to the
Mortgage Loans and the Mortgaged Properties, and certain CMSA supplemental reports set forth in the Pooling and Servicing Agreement containing certain information regarding the Mortgage Loans and the Mortgaged Properties all of
which will be made available electronically (i) to any interested party including the Rating Agencies, the Underwriters and any party to the Pooling and Servicing Agreement via the Trustee's Website or, (ii) to authorized persons identified by the Trustee to the Master Servicer and parties to the
Pooling and Servicing Agreement, via the Master Servicer's Website, if the
Master Servicer elects to maintain a website, in its sole discretion, with the use of a username and a password provided by the Master Servicer to such Person upon delivery to the Trustee with a copy to the Master Servicer of a certification in the form attached to the Pooling and Servicing Agreement.

     The servicer reports will not include any information that the Master
Servicer or the Special Servicer, as applicable, deems to be confidential. The information that pertains to Specially Serviced Mortgage Loans and REO
Properties reflected in such reports will be based solely upon the reports delivered by the Special Servicer to the Master Servicer prior to the related
Distribution Date. None of the Master Servicer, the Special Servicer or the
Trustee will be responsible for the accuracy or completeness of any information supplied to it by a borrower or other third party that is included in any reports, statements, materials or information prepared or provided by the
Master Servicer, the Special Servicer or the Trustee, as applicable.

                                     S-145

     Within 60 days after receipt by the Master Servicer from the related borrowers or otherwise, as to Non-Specially Serviced Mortgage Loans, and within
45 days after receipt by the Master Servicer from the Special Servicer or otherwise, as to Specially Serviced Mortgage Loans and REO Properties, of any
annual operating statements or rent rolls with respect to any Mortgaged
Property or REO Property, the Master Servicer (or the Special Servicer, with respect to Specially Serviced Mortgage Loans) will, based upon such operating statements or rent rolls, prepare (or, if previously prepared, update) a report
(the "CMSA Operating Statement Analysis Report") and the Master Servicer will remit a copy of each CMSA Operating Statement Analysis Report prepared or updated by it (within ten days following initial preparation and each update thereof), together with, if so requested, the underlying operating statements and rent rolls, to the Special Servicer in a format reasonably acceptable to the Trustee and Special Servicer.

     Within 60 days after receipt by the Master Servicer (or 30 days in the case of items received by the Special Servicer with respect to Specially
Serviced Mortgage Loans and REO Properties) of any quarterly or annual operating statements with respect to any Mortgaged Property or REO Property, the Master Servicer (or the Special Servicer, with respect to Specially
Serviced Mortgage Loans) will prepare or update and forward to the Special
Servicer and the Directing Certificateholder (in an electronic format reasonably acceptable to the Special Servicer) a report (the "CMSA NOI
Adjustment Worksheet") to normalize the full year net operating income and debt service coverage numbers for such Mortgaged Property or REO Property, together with, if so requested, the related operating statements.

     All CMSA Operating Statement Analysis Reports and CMSA NOI Adjustment
Worksheets will be prepared substantially in the form as set forth in the
Pooling and Servicing Agreement and will be maintained by the Master Servicer with respect to each Mortgaged Property and REO Property, and the Master
Servicer will forward electronic copies (to the extent available) to the
Directing Certificateholder, the Trustee upon request, each Rating Agency upon request, and any Certificateholder, upon request, or to the extent a
Certificate Owner has confirmed its ownership interest in the Certificates held thereby, such Certificate Owner, together with the related operating statement or rent rolls. Each CMSA Operating Statement Analysis Report and CMSA NOI
Adjustment Worksheet will be prepared using normalized year-to-date CMSA methodology as in effect on the Delivery Date and as modified and reasonably agreeable to the Master Servicer from time to time. Conveyance of notices and other communications by DTC to Participants, and by Participants to Certificate
Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master
Servicer, the Special Servicer, the Trustee, the Depositor, the REMIC
Administrator, the Mortgage Loan Sellers and the Certificate Registrar are
required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate
Registrar.

     To the extent set forth in the Pooling and Servicing Agreement, the
Trustee will make available each month, to the general public, the Distribution
Date Statement (and any additional files containing the same information in an alternative format), the servicer reports, Mortgage Loan information as presented in the CMSA loan setup file, CMSA loan periodic update file, all other CMSA reports provided to it by the Master Servicer and any other item at the request of the Depositor to any interested party via the Trustee's Website initially located at "www.etrustee.net". In addition, pursuant to the Pooling and Servicing Agreement, the Trustee will make available, as a convenience to the general public (and not in furtherance of the distribution of the accompanying prospectus or the prospectus supplement under the securities laws), the Pooling and Servicing Agreement, the accompanying prospectus and the prospectus supplement via the Trustee's Website. For assistance with the above-referenced services, interested parties may call (312) 904-4581. The
Trustee will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

     In connection with providing access to the Trustee's Website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee will not be liable for the dissemination of information in accordance with the
Pooling and Servicing Agreement.

                                     S-146

     For a discussion of certain annual information reports to be furnished by the Trustee to persons who at any time during the prior calendar year were holders of the Offered Certificates, see "Description of the
Certificates--Reports to Certificateholders" in the accompanying prospectus.

     Other Information. The Pooling and Servicing Agreement requires that the
Trustee make available at its offices, during normal business hours, upon reasonable advance written notice, for review by any holder or Certificate
Owner of an Offered Certificate or any person identified to the Trustee by any such holder or Certificate Owner as a prospective transferee of an Offered
Certificate or any interest therein, originals or copies of, among other things, the following items to the extent in its possession: (a) all officer's certificates delivered to the Trustee since the Delivery Date as described under "Servicing of the Mortgage Loans--Evidence as to Compliance" in this prospectus supplement, (b) all accountant's reports delivered to the Trustee since the Delivery Date as described under "Servicing of the Mortgage
Loans--Evidence as to Compliance" in this prospectus supplement, and (c) the
Mortgage Note, Mortgage and other legal documents relating to each Mortgage
Loan, including any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer and delivered to the Trustee. In addition, the Master Servicer is required to make available, during normal business hours, upon reasonable advance written notice, for review by any holder or Certificate Owner of an Offered Certificate
(as confirmed to the Master Servicer by the Trustee) or any person identified to the Master Servicer by the Trustee as a prospective transferee of an Offered
Certificate or any interest therein, originals or copies of any and all documents (in the case of documents generated by the Special Servicer, to the extent received therefrom) that constitute the servicing file for each Mortgage
Loan, in each case except to the extent the Master Servicer in its reasonable, good faith determination believes that any item of information contained in such servicing file is of a nature that it should be conveyed to all
Certificateholders at the same time, in which case the Master Servicer is required, as soon as reasonably possible following its receipt of any such item of information, to disclose such item of information to the Trustee for inclusion by the Trustee along with the Distribution Date Statement referred to under "Description of the Certificates--Reports to Certificateholders; Certain
Available Information--Trustee Reports" in this prospectus supplement; provided that, until the Trustee has either disclosed such information to all
Certificateholders along with the Distribution Date Statement or has properly filed such information with the Securities and Exchange Commission on behalf of the Trust under the Securities Exchange Act of 1934, the Master Servicer is
entitled to withhold such item of information from any Certificateholder or
Certificate Owner or prospective transferee of a Certificate or an interest therein; and, provided, further, that the Master Servicer is not required to make information contained in any servicing file available to any person to the extent that doing so is prohibited by applicable law or by any documents related to a Mortgage Loan.

     The Trustee, subject to the last sentence of the prior paragraph, will make available, upon reasonable advance written notice and at the expense of the requesting party, originals or copies of the items referred to in the prior paragraph that are maintained thereby, to Certificateholders, Certificate
Owners and prospective purchasers of Certificates and interests therein;
provided that the Trustee may require (a) in the case of a Certificate Owner, a written confirmation executed by the requesting person or entity, in a form reasonably acceptable to the Trustee generally to the effect that such person or entity is a beneficial owner of Offered Certificates and will keep such information confidential, and (b) in the case of a prospective purchaser, confirmation executed by the requesting person or entity, in a form reasonably acceptable to the Trustee generally to the effect that such person or entity is a prospective purchaser of Offered Certificates or an interest therein, is requesting the information solely for use in evaluating a possible investment in such Certificates and will otherwise keep such information confidential.
Certificateholders, by the acceptance of their Certificates, will be deemed to have agreed to keep such information confidential.

VOTING RIGHTS

     At all times during the term of the Pooling and Servicing Agreement, 98%
of the voting rights for the Certificates will be allocated among the holders of the respective Classes of Sequential Pay Certificates in proportion to the
Certificate Balances of their Certificates and 2% of the voting rights

                                     S-147

will be allocated to the holders of the Class XW Certificates. No voting rights will be assigned to the Class KC Certificates, the Class V Certificates or the
REMIC Residual Certificates. See "Description of the Certificates--Voting
Rights" in the accompanying prospectus.

TERMINATION

     The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or related REO
Property remaining in the Trust Fund or (ii) the purchase of all of the
Mortgage Loans that constitute the Initial Pool Balance and REO Properties remaining in the Trust Fund by the Master Servicer, Special Servicer or by any
holder or holders (other than the Depositor or the Mortgage Loan Sellers) of
Certificates representing a majority interest in the Controlling Class. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution with respect to each
Certificate will be made only upon surrender and cancellation of such
Certificate at the office of the Certificate Registrar or other location specified in such notice of termination.

     Any such purchase by the Master Servicer, Special Servicer or the majority holder(s) of the Controlling Class of all the Mortgage Loans and REO Properties
remaining in the Trust Fund is required to be made at a price equal to (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans that constitute the Initial Pool Balance then included in the Trust Fund (other than any Mortgage Loans as to which the related Mortgaged Properties have become REO
Properties) and (ii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser mutually agreed upon by the
Master Servicer and the Trustee, minus (b) (solely in the case of a purchase by the Master Servicer) the aggregate of all amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Certificates, but the right of the Master Servicer, Special Servicer or the majority holder(s) of the
Controlling Class to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than
1.0% of the Initial Pool Balance as of the Delivery Date. The purchase price paid by the Master Servicer, Special Servicer or the majority holder(s) of the
Controlling Class, exclusive of any portion thereof payable or reimbursable to any person other than the Certificateholders, will constitute part of the
Available Distribution Amount for the final Distribution Date.

     On the final Distribution Date, the aggregate amount paid by any Special
Servicer or the Master Servicer, as the case may be, for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the Certificateholders (see "Description of the Pooling and Servicing Agreements-- Certificate Account" in the accompanying prospectus), will be applied generally as described under "--Distributions"
above.

     Any termination by the Special Servicer or the Master Servicer would result in prepayment in full of the Certificates and would have an adverse effect on the yield of the Class XW Certificates because a termination would have an effect similar to a principal prepayment in full of the Mortgage Loans without the receipt of any Prepayment Premiums and, as a result, investors in the Class XW Certificates and any other Certificates purchased at a premium might not fully recoup their initial investment. See "Yield and Maturity
Considerations" in this prospectus supplement.

                                     S-148

                                  THE TRUSTEE

THE TRUSTEE

     LaSalle Bank National Association, a national banking association, will act as Trustee on behalf of the certificateholders. As compensation for its services, the Trustee will be entitled to receive a fee payable from funds on deposit in the Distribution Account. In addition, the Trustee will be obligated to make any advance required to be made, but not made, by the Master Servicer under the Pooling and Servicing Agreement (including a Servicing Advance, to the extent the Trustee has actual knowledge of the failure of the Master
Servicer to make such Servicing Advance), provided that the Trustee will not be obligated to make any advance that it determines to be nonrecoverable. The
Trustee will be entitled to rely conclusively on any determination by the
Master Servicer or the Special Servicer that an advance, if made, would be nonrecoverable. The Trustee will be entitled to reimbursement (with interest thereon at the Reimbursement Rate) for each advance made by it in the same manner and to the same extent as, but prior to, the Master Servicer.

     The Trustee will make no representation as to the validity or sufficiency of the Pooling and Servicing Agreement, the Certificates, the Mortgage Loans or
related documents or the sufficiency of this prospectus supplement and will not be accountable for the use or application by or on behalf of the Master
Servicer or the Special Servicer of any funds paid to the Master Servicer or the Special Servicer in respect of the Certificates or the Mortgage Loans, or any funds deposited into or withdrawn from the Certificate Account or any other account maintained by or on behalf of the Master Servicer or the Special
Servicer. If no Event of Default has occurred and is continuing, the Trustee will be required to perform only those duties specifically required under the
Pooling and Servicing Agreement. However, upon receipt of any of the various resolutions, statements, opinions, reports, documents, orders or other instruments required to be furnished to it pursuant to the Pooling and
Servicing Agreement, the Trustee will be required to examine such documents and to determine whether they conform to the requirements of the Pooling and
Servicing Agreement (to the extent set forth therein) without responsibility for investigating the contents thereof.

     LaSalle Bank National Association is rated "Aa3" by Moody's and "A+" by
S&P.

     The information set forth in this prospectus supplement concerning the
Trustee has been provided by the Trustee.

     Pursuant to the Pooling and Servicing Agreement, the Trustee will be entitled to the Trustee Fee payable out of general collections on the Mortgage
Loans and any REO Properties. The Trustee Fee will be computed for the same period for which interest payments on the Mortgage Loans are computed.

     The Trustee will also have certain duties as REMIC Administrator. See
"Certain Federal Income Tax Consequences--REMICs--Reporting and Other
Administrative Matters" and "The Pooling and Servicing Agreements--Certain
Matters Regarding the Master Servicer, the Special Servicer, the REMIC
Administrator and the Depositor", "--Events of Default" and "--Rights Upon
Event of Default" in the accompanying prospectus.

INDEMNIFICATION

     The Trustee will be entitled to indemnification, from amounts held in the
Certificate Account, for any loss, liability, damages, claim or expense arising in respect of the Pooling and Servicing Agreement or the Certificates other than those resulting from the negligence, fraud, bad faith or willful misconduct of the Trustee. Any such indemnification payments will be Additional
Trust Fund Expenses that will reduce the amount available to be distributed to
Certificateholders as described under "Description of the
Certificates--Subordination; Allocation of Losses and Certain Expenses" in this prospectus supplement.

                                     S-149

                       YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

     General. The yield on any Offered Certificate will depend on (a) the price at which such Certificate is purchased by an investor and (b) the rate, timing and amount of distributions on such Certificate. The rate, timing and amount of distributions on any Offered Certificate will in turn depend on, among other things, (v) the Pass-Through Rate for such Certificate, (w) the rate and timing of principal payments (including principal prepayments) and other principal collections on or in respect of the Mortgage Loans and the extent to which such amounts are to be applied or otherwise result in reduction of the Certificate
Balance of the Class of Certificates to which such Certificate belongs, (x) the rate, timing and severity of Realized Losses on or in respect of the Mortgage
Loans and of Additional Trust Fund Expenses and Appraisal Reductions and the
extent to which such losses, expenses and reductions are allocable to or otherwise result in the nonpayment or deferred payment of interest on, or reduction of the Certificate Balance or Notional Amount of, the Class of
Certificates to which such Certificate belongs, (y) the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocable in reduction of the Distributable Certificate Interest payable on the Class of Certificates to which such Certificate belongs and (z)
the extent to which Prepayment Premiums are collected and, in turn, distributed on the Class of Certificates to which such Certificate belongs.

     Rate and Timing of Principal Payments. The yield to holders of any Class of Offered Certificates that are Sequential Pay Certificates purchased at a discount or premium will be affected by the rate and timing of reductions of the Certificate Balances of such Class of Certificates. As described in this prospectus supplement, the Principal Distribution Amount for each Distribution
Date will be distributable entirely in respect of the Class A-1, Class A-2,
Class A-3, Class A-SB and Class A-4 Certificates until the related Certificate
Balances thereof are reduced to zero. Following retirement of the Class A-1,
Class A-2, Class A-3, Class A-SB and Class A-4 Certificates, the Principal
Distribution Amount for each Distribution Date will be distributable entirely in respect of the remaining Classes of Sequential Pay Certificates, in sequential order of Class designation, in each such case until the related
Certificate Balance is reduced to zero. With respect to the Class A-SB
Certificates, the extent to which the planned balances are achieved and the sensitivity of the Class A-SB Certificates to principal prepayments on the
Mortgage Loans will depend in part on the period of time during which the Class
A-1, Class A-2 and Class A-3 Certificates remain outstanding. In particular, once such Classes of Certificates are no longer outstanding, any remaining portion on any Distribution Date of Principal Distribution Amount (in
accordance with the priorities described under "Description of the
Certificates--Distributions--Application of the Available Distribution
Amount"), will be distributed on the Class A-SB Certificates until the
Certificate Balance of the Class A-SB Certificates is reduced to zero. As such, the Class A-SB Certificates will become more sensitive to the rate of prepayments on the Mortgage Loans than they were when the Class A-1, Class A-2 and Class A-3 Certificates were outstanding.

     In light of the foregoing, the rate and timing of reductions of the
Certificate Balance of each Class of Offered Certificates will depend on the rate and timing of principal payments on or in respect of the Mortgage Loans, which will in turn be affected by the amortization schedules thereof, the dates on which any Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated Maturity Dates therefor have not occurred, liquidations of the Mortgage Loans will result in distributions on the Sequential Pay
Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans and will tend to shorten the weighted average lives of those Certificates. Defaults on the Mortgage Loans, particularly in the case of Balloon Loans at or near their stated Maturity Dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Sequential Pay Certificates) while workouts are negotiated or foreclosures are completed, and such

                                     S-150

delays will tend to lengthen the weighted average lives of those Certificates.
Failure of the borrower under an ARD Loan to repay its respective Mortgage Loan by or shortly after its Anticipated Repayment Date, for whatever reason, will also tend to lengthen the weighted average lives of the Sequential Pay
Certificates. Although the ARD Loans include incentives for the related borrower to repay the Mortgage Loan by its Anticipated Repayment Date (e.g., an
increase in the interest rate of the loan above the Mortgage Rate and the application of all excess cash (net of approved property expenses and any required reserves) from the related Mortgaged Property to pay down the Mortgage loan, in each case following the passage of such date), there can be no assurance that the related borrower will want, or be able, to repay the
Mortgage Loan in full. See "Servicing of the Mortgage Loans--Modifications,
Waivers, Amendments and Consents" in this prospectus supplement and "The
Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage Loans"
and "Certain Legal Aspects of Mortgage Loans--Foreclosure" in the accompanying prospectus.

     The extent to which the yield to maturity of any Class of Offered
Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and when, and to what degree, payments of principal on or in respect of the Mortgage Loans are distributed or otherwise result in a reduction of the Certificate Balance of such Certificates. An investor should consider, in the case of any Offered
Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.
In general, the earlier a payment of principal on or in respect of the Mortgage
Loans is distributed or otherwise results in reduction of the principal balance of any other Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher
(or lower) than the rate anticipated by the investor during any particular period may not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments. Because the rate of principal payments on or in respect of the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

     Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. As and to the extent described in this prospectus supplement, Realized Losses and Additional Trust
Fund Expenses will be allocated (i) with respect to Realized Losses and
Additional Trust Fund Expenses attributable to the KC Pari Passu Note A-1
Component Mortgage Loan, to the related Classes of Class KC Certificates in reverse alphabetical order to the extent described in this prospectus supplement, (ii) with respect to Realized Losses and Additional Trust Fund
Expenses attributable to each Mortgage Loan (other than the KC Pari Passu Note
A-1 Component Mortgage Loan) and with respect to the KC Pari Passu Note A-1
Component Mortgage Loan after the related Subordinate Balance has been reduced to zero, to the respective Classes of Sequential Pay Certificates (which allocation will, in general, reduce the amount of interest distributable thereto in the case of Additional Trust Fund Expenses and reduce the
Certificate Balance thereof in the case of Realized Losses) in the following order: first, to each Class of Sequential Pay Certificates (other than the
Class A Senior Certificates), in reverse sequential order of Class designation, until the Certificate Balance thereof has been reduced to zero; then, to the
Class A-1, Class A-2, Class A-3, Class A-SB and Class A-4 Certificates, pro
rata in accordance with their respective remaining Certificate Balances, until the remaining Certificate Balance of each such Class has been reduced to zero.

     The Net Aggregate Prepayment Interest Shortfall, if any, for each
Distribution Date will be allocated to (i) with respect to Net Aggregate
Prepayment Interest Shortfalls attributable to the KC Pari Passu Note A-1
Component Mortgage Loan, to the Classes of Class KC Certificates in reverse

                                     S-151

alphabetical order to the extent described in this prospectus supplement, and
(ii) with respect to Net Aggregate Prepayment Interest Shortfalls attributable to each Mortgage Loan (other than the KC Pari Passu Note A-1 Component Mortgage
Loan) and with respect to the KC Pari Passu Note A-1 Component Mortgage Loan
after the related subordinate component's interest otherwise distributable thereon has been reduced to zero, to all Classes of Certificates (other than the REMIC Residual Certificates, the Class V Certificates and the Class KC
Certificates). Such allocations to the REMIC II Certificates will be made pro rata to such Classes on the basis of Accrued Certificate Interest otherwise distributable for each such Class for such Distribution Date and will reduce the respective amounts of Distributable Certificate Interest for each such
Class for such Distribution Date.

     Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on or in respect of the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Prepayment
Premiums, Lock-out Periods and amortization terms that require Balloon
Payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for retail shopping space, rental apartments, hotel rooms, industrial or warehouse space, health care facility beds, senior living units or office space, as the case may be, in such areas, the quality of management of the
Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors--Risks
Related to the Mortgage Loans", "Description of the Mortgage Pool" and
"Servicing of the Mortgage Loans" in this prospectus supplement and "The
Pooling and Servicing Agreements" and "Yield and Maturity Considerations--Yield
and Prepayment Considerations" in the accompanying prospectus.

     The rate of prepayment on the Mortgage Loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below the Mortgage
Rate (or, in the case of the ARD Loans, after their Anticipated Repayment
Dates, the Revised Rate) at which a Mortgage Loan accrues interest, a borrower may have an increased incentive to refinance such Mortgage Loan. Conversely, to the extent prevailing market interest rates exceed the applicable Mortgage Rate for any Mortgage Loan, such Mortgage Loan may be less likely to prepay (other than, in the case of the ARD Loans, out of certain net cash flow from the related Mortgaged Property). Accordingly, there can be no assurance that a
Mortgage Loan will be prepaid prior to maturity.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell
Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell
Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

     If a Mortgage Loan is not in a Lock-out Period, any Prepayment Premium in
respect of such Mortgage Loan may not be sufficient economic disincentive to prevent the related borrower from voluntarily prepaying the loan as part of a refinancing thereof or a sale of the related Mortgaged Property. See
"Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage
Loans" in this prospectus supplement.

     The Depositor makes no representation or warranty as to the particular factors that will affect the rate and timing of prepayments and defaults on the
Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

WEIGHTED AVERAGE LIVES

     The weighted average life of any Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar to be applied in reduction of the principal balance of such Certificate is distributed to the investor. For purposes of this prospectus supplement,

                                     S-152

the weighted average life of any such Offered Certificate is determined by (i)
multiplying the amount of each principal distribution thereon by the number of years from the assumed Settlement Date (as defined in the definition of
Maturity Assumptions) to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate. Accordingly, the weighted average life of any such Offered Certificate will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid or otherwise collected or advanced and the extent to which such payments, collections and/or advances of principal are in turn applied in reduction of the Certificate
Balance of the Class of Certificates to which such Offered Certificate belongs.
As described in this prospectus supplement, the Principal Distribution Amount for each Distribution Date will generally be distributable first, in respect of the Class A-SB Certificates until reduced to the Class A-SB Planned Principal
Balance for such Distribution Date, then, to the Class A-1 Certificates until the Certificate Balance thereof is reduced to zero, then, to the Class A-2
Certificates until the Certificate Balance thereof is reduced to zero, then, to the Class A-3 Certificates until the Certificate Balance thereof is reduced to zero, then, to the Class A-SB Certificates until the Certificate Balance thereof is reduced to zero, and then, to the Class A-4 Certificates until the
Certificate Balance thereof is reduced to zero. After those distributions, the remaining Principal Distribution Amount with respect to the Mortgage Pool will generally be distributable entirely in respect of the remaining Classes of
Sequential Pay Certificates, in sequential order of Class designation, in each such case until the related Certificate Balance is reduced to zero. As a consequence of the foregoing, the weighted average lives of the Class A-1,
Class A-2, Class A-3, Class A-SB and Class A-4 may be shorter, and the weighted average lives of the Class A-M, Class A-J, Class B, Class C, Class D, Class E,
Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class
O, Class P, Class Q and Class S Certificates may be longer, than would otherwise be the case if the Principal Distribution Amount for each
Distribution Date was being distributed on a pro rata basis among the respective Classes of Sequential Pay Certificates.

     With respect to the Class A-SB Certificates, although based on the
Maturity Assumptions the Certificate Balance of the Class A-SB Certificates on
each Distribution Date would be reduced to the Class A-SB Planned Principal
Balance for such Distribution Date, however there is no assurance that the
Mortgage Loans will perform in conformity with the Maturity Assumptions.
Therefore, there can be no assurance that the balance of the Class A-SB
Certificates on any Distribution Date will be equal to the balance that is specified for such Distribution Date in the table. In particular, once the
Certificate Balances of the Class A-1, Class A-2 and Class A-3 Certificates
have been reduced to zero, any remaining portion on any Distribution Date of the Principal Distribution Amount (in accordance with the priorities described under "Description of the Certificates-- Distributions--Application of the
Available Distribution Amount"), will be distributed on the Class A-SB
Certificates until the Certificate Balance of the Class A-SB Certificates is
reduced to zero.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this prospectus supplement is the CPR model (as described in the accompanying prospectus). As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "25%", "50%", "75%", "100%" assume that no prepayments are made on any Mortgage Loan during such Mortgage Loan's
Lock-out Period, if any, during such Mortgage Loan's yield maintenance period, if any, or during such Mortgage Loan's Defeasance Lock-out Period, if any, and are otherwise made on each of the Mortgage Loans at the indicated CPRs.

     There is no assurance, however, that prepayments of the Mortgage Loans
(whether or not in a Lock-out Period, Defeasance Lock-out Period or a yield maintenance period) will conform to any particular CPR, and no representation is made that the Mortgage Loans will prepay in accordance with the assumptions at any of the CPRs shown or at any other particular prepayment rate, that all the Mortgage Loans will prepay in accordance with the assumptions at the same rate or that Mortgage Loans that are in a Lock-out Period or a yield maintenance period will not prepay as a result of involuntary liquidations upon default or otherwise. A "yield maintenance period" is any

                                     S-153

period during which a Mortgage Loan provides that voluntary prepayments be accompanied by a Prepayment Premium calculated on the basis of a yield maintenance formula.

     The following tables indicate the percentages of the initial Certificate
Balances of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class
A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates
that would be outstanding after each of the dates shown at various CPRs, and the corresponding weighted average lives of such Classes of Certificates, under the following assumptions (the "Maturity Assumptions"): (i) the Mortgage Loans
have the characteristics set forth on Annex A1 to this prospectus supplement as of the Cut-off Date, (ii) the Pass-Through Rate and the initial Certificate
Balance (such initial Certificate Balance referred to in this prospectus supplement for purposes of the Maturity Assumptions as the "Initial Certificate
Balance"), as the case may be, of each Class of Offered Certificates are as described in this prospectus supplement, (iii) the scheduled Monthly Payments for each Mortgage Loan that accrues interest on the basis of actual number of days elapsed during the month of accrual in a 360-day year are the actual contractual Monthly Payments (adjusted to take into account the addition or subtraction of any Withheld Amounts as described under "Description of the
Certificates--Interest Reserve Account" and taking into account the
Amortization Schedules), (iv) there are no delinquencies or losses in respect of the Mortgage Loans, there are no modifications, extensions, waivers or amendments affecting the payment by borrowers of principal or interest on the
Mortgage Loans, there are no Appraisal Reduction Amounts with respect to the
Mortgage Loans and there are no casualties or condemnations affecting the
Mortgaged Properties, (v) scheduled Monthly Payments on the Mortgage Loans are timely received, (vi) no voluntary or involuntary prepayments are received as to any Mortgage Loan during such Mortgage Loan's Lock-out Period ("LOP"), if any, Defeasance Lock-out Period ("DLP"), if any, or yield maintenance period
("YMP"), if any, and the ARD Loans are paid in full on their Anticipated
Repayment Dates, otherwise, prepayments are made on each of the Mortgage Loans at the indicated CPRs set forth in the tables shown under the heading "Yield and Maturity Considerations--Weighted Average Lives" (without regard to any limitations in such Mortgage Loans on partial voluntary principal prepayments),
(vii) no reserve, earnout or holdbacks are applied to prepay any Mortgage Loan in whole or in part, (viii) none of the Master Servicer, the Special Servicer nor any majority holder(s) of the Controlling Class exercises its or exercise their right of termination described in this prospectus supplement, (ix) no
Mortgage Loan is required to be repurchased by any Mortgage Loan Seller, (x) no
Prepayment Interest Shortfalls are incurred, (xi) there are no Additional Trust
Fund Expenses, (xii) distributions on the Offered Certificates are made on the
10th day of each month, commencing in January 2006, and (xiii) the Offered
Certificates are settled on December 29, 2005 (the "Settlement Date"). To the extent that the Mortgage Loans have characteristics that differ from those assumed in preparing the tables set forth below, Class A-1, Class A-2, Class
A-3, Class A-SB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
Class E and Class F Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the Mortgage Loans will prepay in accordance with the above assumptions at any of the specified CPRs until maturity or that all the Mortgage Loans will so prepay at the same rate. The indicated prepayment speeds were assumed for each Mortgage Loan for any period for which a Fixed Prepayment Premium would apply (if any) or for an Open
Period. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of the Initial Certificate Balances (and weighted average lives)
shown in the following tables. Such variations may occur even if the average prepayment experience of the Mortgage Loans were to conform to the assumptions and be equal to any of the specified CPRs. Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.

                                     S-154

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
              THE CLASS A-1 CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................        87.42          87.42          87.42          87.42          87.42
December 10, 2007 .....................        73.29          73.29          73.29          73.29          73.29
December 10, 2008 .....................        56.09          56.09          56.09          56.09          56.09
December 10, 2009 .....................        35.16          35.16          35.16          35.16          35.16
December 10, 2010 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         3.03           3.03           3.02           3.02           3.00

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
              THE CLASS A-2 CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2007 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2008 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2009 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2010 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         4.89           4.88           4.88           4.87           4.73

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
              THE CLASS A-3 CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2007 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2008 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2009 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2010 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2011 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2012 .....................        10.85          10.66          10.41           9.99           2.93
December 10, 2013 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         6.80           6.80           6.80           6.79           6.73

                                     S-155

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
             THE CLASS A-SB CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2007 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2008 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2009 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2010 .....................        99.88          99.88          99.88          99.88          99.88
December 10, 2011 .....................        81.51          81.51          81.51          81.51          81.51
December 10, 2012 .....................        71.37          71.37          71.37          71.37          71.37
December 10, 2013 .....................        42.21          41.66          41.13          40.61          40.16
December 10, 2014 .....................         7.09           4.94           2.60           0.00           0.00
December 10, 2015 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         7.46           7.44           7.43           7.41           7.38

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
              THE CLASS A-4 CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2007 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2008 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2009 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2010 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2011 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2012 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2013 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2014 .....................       100.00         100.00         100.00          99.92          93.37
December 10, 2015 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         9.70           9.68           9.65           9.62           9.42

                                     S-156

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
              THE CLASS A-M CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2007 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2008 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2009 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2010 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2011 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2012 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2013 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2014 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2015 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         9.89           9.88           9.86           9.86           9.72

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
              THE CLASS A-J CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2007 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2008 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2009 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2010 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2011 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2012 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2013 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2014 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2015 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         9.95           9.95           9.94           9.91           9.78

                                     S-157

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
               THE CLASS B CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2007 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2008 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2009 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2010 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2011 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2012 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2013 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2014 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2015 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         9.95           9.95           9.95           9.95           9.78

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
               THE CLASS C CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2007 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2008 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2009 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2010 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2011 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2012 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2013 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2014 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2015 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         9.95           9.95           9.95           9.95           9.78

                                     S-158

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
               THE CLASS D CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2007 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2008 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2009 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2010 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2011 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2012 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2013 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2014 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2015 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         9.95           9.95           9.95           9.95           9.78

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
               THE CLASS E CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2007 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2008 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2009 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2010 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2011 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2012 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2013 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2014 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2015 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         9.95           9.95           9.95           9.95           9.78

                                     S-159

               PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF
               THE CLASS F CERTIFICATES UNDER THE SPECIFIED CPRS
   (PREPAYMENTS LOCKED OUT THROUGH LOP, DLP AND YMP, THEN THE FOLLOWING CPR)

                                                                PREPAYMENT ASSUMPTION (CPR)
                                          ------------------------------------------------------------------------
DATE                                           0%             25%            50%            75%           100%
---------------------------------------   ------------   ------------   ------------   ------------   ------------

Initial Percentage ....................       100.00%        100.00%        100.00%        100.00%        100.00%
December 10, 2006 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2007 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2008 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2009 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2010 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2011 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2012 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2013 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2014 .....................       100.00         100.00         100.00         100.00         100.00
December 10, 2015 .....................         0.00           0.00           0.00           0.00           0.00
Weighted Average Life (years) .........         9.95           9.95           9.95           9.95           9.78

                                     S-160

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     For federal income tax purposes, three separate "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to designated portions of the Trust Fund, the resulting REMICs being herein referred to as the "Component Mortgage Loan REMIC", "REMIC I" and "REMIC II", respectively.
The assets of the Component Mortgage Loan REMIC will generally include the KC
Pari Passu Note A-1 Component Mortgage Loan, the Trust's interest in any related REO Properties and amounts with respect thereto contained in the
Certificate Account, the Interest Reserve Account (as to the related senior component only) and any REO Accounts. The KC Pari Passu Note A-1 Senior
Component as well as each Class of Class KC Certificates will represent
"regular interests" in the Component Mortgage Loan REMIC. The assets of REMIC I generally will include the Mortgage Loans (the KC Pari Passu Note A-1 Senior
Component in the case of the KC Pari Passu Note A-1 Component Mortgage Loan), the Trust's interest in any REO Properties acquired on behalf of the
Certificateholders (other than with respect to the KC Pari Passu Note A-1
Component Mortgage Loan) and amounts with respect thereto contained in the
Certificate Account, the Interest Reserve Account and the REO Accounts (each as defined in the accompanying prospectus). The assets of REMIC II will consist of certain uncertificated "regular interests" in REMIC I and amounts in the
Certificate Account with respect thereto. For federal income tax purposes, (i)
the REMIC II Certificates will evidence the "regular interests" in, and generally will be treated as debt obligations of, REMIC II, (ii) the Class R-II
Certificates will represent the sole class of "residual interest" in REMIC II and (iii) the Class R-I Certificates will represent the sole class of "residual interests" in the Component Mortgage Loan REMIC and REMIC I. Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft LLP, special tax counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing
Agreement for federal income tax purposes, the Component Mortgage Loan REMIC,
REMIC I and REMIC II each will qualify as a REMIC under the Code. In addition, in the opinion of Cadwalader, Wickersham & Taft LLP, the portion of the Trust
Fund consisting of the Excess Interest and the Excess Interest Distribution
Account will be treated as a grantor trust for federal income tax purposes under subpart E, Part I of subchapter J of the Code, and the Class V
Certificates will evidence beneficial ownership of such Excess Interest and the
Excess Interest Distribution Account. See "Certain Federal Income Tax
Consequences--REMICs" in the accompanying prospectus.

DISCOUNT AND PREMIUM; PREPAYMENT PREMIUMS

     The Offered Certificates generally will be treated as newly originated debt instruments originated on the related Startup Day for federal income tax purposes. The "Startup Day" of the Component Mortgage Loan REMIC, REMIC I and
REMIC II is the Delivery Date. Beneficial owners of the Offered Certificates will be required to report income on such regular interests in accordance with the accrual method of accounting. It is anticipated that the Class [  ]
Certificates will be issued at a premium, that the Class [  ] Certificates will be issued with a de minimis amount of original issue discount and that the
Class [  ] Certificates will be issued with more than a de minimis amount of original issue discount for federal income tax purposes. See "Certain Federal
Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" and "--Premium" in the accompanying prospectus.

     For purposes of accruing original issue discount, if any, determining whether such original issue discount is de minimis and amortizing any premium on the Offered Certificates, the Prepayment Assumption will be 0% CPR (except that the ARD Loans will be assumed to be repaid in full on their Anticipated
Repayment Date). See "Yield and Maturity Considerations--Weighted Average
Lives" in this prospectus supplement. No representation is made as to the rate, if any, at which the Mortgage Loans will prepay.

     Prepayment Premiums actually collected will be distributed among the holders of the respective Classes of Certificates as described under
"Description of the Certificates--Distributions of

                                     S-161

Prepayment Premiums" in this prospectus supplement. It is not entirely clear under the Code when the amount of Prepayment Premiums so allocated should be taxed to the holder of an Offered Certificate, but it is not expected, for federal income tax reporting purposes, that Prepayment Premiums will be treated as giving rise to any income to the holder of an Offered Certificate prior to the Master Servicer's actual receipt of a Prepayment Premium. Prepayment
Premiums, if any, may be treated as ordinary income, although authority exists for treating such amounts as capital gain if they are treated as paid upon the retirement or partial retirement of an Offered Certificate. Certificateholders should consult their own tax advisers concerning the treatment of Prepayment
Premiums.

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

     Generally, except to the extent noted below, the Offered Certificates will be "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code for a REIT in the same proportion that the assets of the Trust would be so treated. In addition, interest (including original issue discount, if any) on the Offered Certificates will be interest described in Section 856(c)(3)(B) of the Code for a REIT to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code. If 95%
or more of the Mortgage Loans are treated as assets described in Section
856(c)(5)(B) of the Code, the Offered Certificates will be treated as such assets in their entirety. The Offered Certificates will generally only be considered assets described in Section 7701(a)(19)(C) of the Code for a domestic building and loan association to the extent that the Mortgage Loans are secured by residential property. It is anticipated that as of the Cut-off
Date, 21.9% and 1.7%, of the Initial Pool Balance will represent Mortgage Loans secured by multifamily properties and manufactured housing properties, respectively. Holders of the Offered Certificates should consult their own tax advisors regarding whether the foregoing percentages or some other percentage applies to their certificates. None of the foregoing characterizations will apply to the extent of any Mortgage Loans that have been defeased. Accordingly, an investment in the Offered Certificates may not be suitable for some thrift institutions. The Offered Certificates will be treated as "qualified mortgages"
for another REMIC under Section 860G(a)(3)(C) of the Code. See "Description of the Mortgage Pool" in this prospectus supplement and "Certain Federal Income
Tax Consequences--REMICs--Characterization of Investments in REMIC
Certificates" in the accompanying prospectus.

POSSIBLE TAXES ON INCOME FROM FORECLOSURE PROPERTY

     In general, the Special Servicer will be obligated to operate and manage any Mortgaged Property acquired as REO Property in a manner that would, to the extent commercially feasible, maximize the Trust's net after-tax proceeds from such property. After the Special Servicer reviews the operation of such property and consults with the REMIC Administrator to determine the Trust's federal income tax reporting position with respect to income it is anticipated that the Trust would derive from such property, the Special Servicer could determine that it would not be commercially feasible to manage and operate such property in a manner that would avoid the imposition of a tax on "net income from foreclosure property" (generally, income not derived from renting or selling real property) within the meaning of the REMIC provisions (an "REO
Tax"). To the extent that income the Trust receives from an REO Property is subject to a tax on "net income from foreclosure property," such income would be subject to federal tax at the highest marginal corporate tax rate (currently
35%). The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. These considerations will be of particular relevance with respect to any health care facilities or hotels that become REO Property. Any REO Tax imposed on the
Trust's income from an REO Property would reduce the amount available for distribution to Certificateholders. Certificateholders are advised to consult their own tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs.

                                     S-162

REPORTING AND OTHER ADMINISTRATIVE MATTERS

     Reporting of interest income, including any original issue discount, if any, with respect to the Offered Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of the Offered
Certificates and the IRS; holders of Offered Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request.
Reporting regarding qualification of the REMIC's assets as set forth above under "--Characterization of Investments in Offered Certificates" will be made as required under the Treasury regulations, generally on an annual basis.

     As applicable, the Offered Certificate information reports will include a statement of the adjusted issue price of the Offered Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC Administrator may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided.

     For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax
Consequences--REMICs" in the accompanying prospectus.

                         CERTAIN ERISA CONSIDERATIONS

     A fiduciary of Plan that is subject to Title I of ERISA or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto. Certain fiduciary and prohibited transaction issues arise only if the assets of the Trust constitute Plan Assets. Whether the assets of the Trust will constitute Plan Assets at any time will depend on a number of factors, including the portion of any Class of Certificates that are held by
"benefit plan investors" (as defined in U.S. Department of Labor Regulation
Section 2510.3-101).

     The U.S. Department of Labor issued individual prohibited transaction exemptions to NationsBank Corporation (predecessor in interest to Bank of
America Corporation), PTE 93-31, to Bear, Stearns & Co. Inc., PTE 90-30, and to
Deutsche Bank Securities Inc., Final Authorization Number 97-03E, each as amended by PTE 97-34, PTE 2000-58 and PTE 2002-41, and to Barclays Capital
Inc., Final Authorization Number 2004-03E, which generally exempt from the application of the prohibited transaction provisions of Sections 406(a) and (b)
and 407(a) of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Offered Certificates, underwritten by an Exemption-Favored Party, provided that certain conditions set forth in the Exemption are satisfied.

     The Exemption sets forth five general conditions which must be satisfied for a transaction involving the purchase, sale and holding of an Offered
Certificate to be eligible for exemptive relief thereunder. First, the acquisition of such Offered Certificate by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, such Offered Certificate at the time of acquisition by the Plan must be rated in one of the four highest generic rating categories by Fitch, Inc., Moody's or S&P. Third, the Trustee cannot be an affiliate of any other member of the Restricted Group other than an
Underwriter. Fourth, the sum of all payments made to and retained by the
Exemption-Favored Parties must represent not more than reasonable compensation for underwriting the Offered Certificates; the sum of all

                                     S-163

payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, the Special Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the
Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Fifth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the
Commission under the Securities Act.

     A fiduciary of a Plan contemplating a purchase of any Class of Offered
Certificates in the secondary market must make its own determination that, at the time of such purchase, such Certificate continues to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating purchasing any Class of Offered Certificates, whether in the initial issuance of such Certificate or in the secondary market, must make its own determination that the first and fourth general conditions set forth above will be satisfied with respect to such Certificates as of the date of such purchase. A Plan's authorizing fiduciary will be deemed to make a representation regarding satisfaction of the fifth general condition set forth above in connection with the purchase of any Class of Offered Certificates.

     The Exemption also requires that the Trust meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates evidencing interests in such other investment pools must have been rated in one of the four highest categories of Moody's or S&P for at least one year prior to the
Plan's acquisition of an Offered Certificate; and (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of such
Certificate. The Depositor has confirmed to its satisfaction that such requirements have been satisfied as of the date hereof.

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and
407(a) of ERISA, as well as the excise taxes imposed by Sections 4975(a) and
(b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with (i) the direct or indirect sale, exchange or transfer of
Offered Certificates in the initial issuance of Offered Certificates between the Depositor or an Exemption-Favored Party and a Plan when the Depositor, an
Exemption-Favored Party, the Trustee, the Master Servicer, the Special
Servicer, a sub-servicer, any Mortgage Loan Seller or a borrower is a party in interest (within the meaning of Section 3(14) of ERISA) or a disqualified person (within the meaning of Section 4975(e)(2) of the Code) (a "Party in
Interest") with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of the Offered Certificates by a Plan and (iii) the continued holding of the Offered Certificates by a
Plan. However, no exemption is provided from the restrictions of Sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of an
Offered Certificate on behalf of an Excluded Plan (as defined in the next sentence) by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan.

     Moreover, if the general conditions of the Exemption, as well as certain other specific conditions set forth in the Exemption, are satisfied, the
Exemption may also provide an exemption from the restrictions imposed by
Sections 406(b)(1) and (b)(2) of ERISA, and the excise taxes imposed by
Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the
Code, in connection with (1) the direct or indirect sale, exchange or transfer of the Offered Certificates in the initial issuance of the Offered Certificates between the Depositor or an Exemption-Favored Party and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a borrower with respect to 5.0% or less of the fair market value of the Mortgage Pool or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Offered Certificates by a Plan and (3)
the continued holding of Offered Certificates by a Plan.

     Further, if the general conditions of the Exemption, as well as certain other conditions set forth in the Exemption, are satisfied, the Exemption may provide an exemption from the restrictions

                                     S-164

imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pool.

     Lastly, if the general conditions of the Exemption are satisfied, the
Exemption also may provide an exemption from the restrictions imposed by
Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Sections
4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code, if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Offered Certificates.

     Before purchasing an Offered Certificate, a fiduciary of a Plan should itself confirm that (i) the Offered Certificates constitute "securities" for purposes of the Exemption and (ii) the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction class exemptions. See "Certain ERISA
Considerations" in the accompanying prospectus. There can be no assurance that any such class exemptions will apply with respect to any particular Plan investment in the Offered Certificates or, even if it were deemed to apply, that any exemption would apply to all transactions that may occur in connection with such investment.

     A governmental plan as defined in Section 3(32) of ERISA is not subject to
Title I of ERISA or Section 4975 of the Code. However, such a governmental plan may be subject to a federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under such a similar law.

     Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

     The sale of Offered Certificates to a Plan is in no respect a representation by the Depositor or the Underwriters that this investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or that this investment is appropriate for Plans generally or for any particular Plan.

     Prospective investors should note that the General Electric Pension Trust holds a significant equity interest in the ODS Tower Borrower. An investment by an employer with employees covered by the General Electric Pension Trust could involve a prohibited transaction under ERISA for which no exemption (including the Exemption) would be available. Consequently, any such employer should not invest, directly or indirectly, in the Offered Certificates. Each investor in the Offered Certificates, by its purchase, will be deemed to represent that neither (a) the investor nor (b) any owner of a five percent or greater interest in the investor is such an employer.

                               LEGAL INVESTMENT

     The Offered Certificates will not constitute "mortgage related securities"
for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as
amended. The appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Certificates, is subject to significant interpretive uncertainties.

     No representations are made as to the proper characterization of the
Offered Certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the
Offered Certificates under applicable legal investment or other restrictions.
The uncertainties described above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates.

                                     S-165

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

     See "Legal Investment" in the accompanying prospectus.

                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor by Cadwalader,
Wickersham & Taft LLP, Charlotte, North Carolina and for the Underwriters by
Thacher Proffitt & Wood LLP, New York, New York.

                                    RATINGS

     It is a condition to their issuance that the Offered Certificates receive the credit ratings indicated below from S&P and Moody's:

CLASS                       S&P     MOODY'S
------------------------   -----   --------

   Class A-1 ...........    AAA       Aaa
   Class A-2 ...........    AAA       Aaa
   Class A-3 ...........    AAA       Aaa
   Class A-SB ..........    AAA       Aaa
   Class A-4 ...........    AAA       Aaa
   Class A-M ...........    AAA       Aaa
   Class A-J ...........    AAA       Aaa
   Class B .............    AA+       Aa1
   Class C .............     AA       Aa2
   Class D .............    AA-       Aa3
   Class E .............     A+       A1
   Class F .............     A        A2

     The ratings of the Offered Certificates address the likelihood of the timely receipt by holders thereof of all payments of interest to which they are entitled on each Distribution Date and the ultimate receipt by holders thereof of all payments of principal to which they are entitled by the Rated Final
Distribution Date which is Distribution Date in September 10, 2047. The ratings take into consideration the credit quality of the Mortgage Pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream from the Mortgage Pool is adequate to make payments of principal and/or interest, as applicable, required under the Offered Certificates. The ratings of the Offered Certificates do not, however, represent any assessments of (i) the likelihood or frequency of voluntary or involuntary principal prepayments on the Mortgage Loans, (ii) the degree to which such prepayments might differ from those originally anticipated, (iii) whether and to what extent Prepayment Premiums will be collected on the Mortgage Loans in connection with such prepayments or the corresponding effect on yield to investors, (iv) whether and to what extent Default Interest will be received or
Net Aggregate Prepayment Interest Shortfalls will be realized or (v) payments of Excess Interest.

     There is no assurance that any rating assigned to the Offered Certificates by a Rating Agency will not be lowered, qualified (if applicable) or withdrawn by such Rating Agency, if, in its judgment, circumstances so warrant. There can be no assurance as to whether any rating agency not requested to rate the
Offered Certificates will nonetheless issue a rating to any Class thereof and, if so, what such rating would be. In this regard, a rating assigned to any
Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the ratings assigned thereto by S&P or
Moody's.

     The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk
Factors--The Nature of Ratings Are Limited and Will Not Guarantee that You Will
Receive Any Projected Return on Your Certificates" in the accompanying prospectus.

                                     S-166

                       GLOSSARY OF PRINCIPAL DEFINITIONS

     "277 Park Avenue Controlling Holder" means the 277 Park Avenue Pari Passu
Noteholders; provided, however, that neither the related borrower nor any affiliate thereof will ever be the 277 Park Avenue Controlling Holder. Pursuant to the 277 Park Avenue Intercreditor Agreement, the 277 Park Avenue Pari Passu
Noteholders (which includes the Trust Fund as the 277 Park Avenue Pari Passu
Note A-1 Holder) will be required to vote on any matter requiring the direction and/or consent of the 277 Park Avenue Controlling Holder. During such times as the Trustee, on behalf of the Trust Fund, is required to vote on any matter requiring the direction and/or consent of the 277 Park Avenue Controlling
Holder, the 277 Park Avenue Controlling Holder will direct the Trustee's vote as set forth in the Pooling and Servicing Agreement. During such times as the vote of both 277 Park Avenue Pari Passu Noteholders is required, the voting rights given to each 277 Park Avenue Pari Passu Noteholder will be weighted based on the related 277 Park Avenue Pari Passu Note's portion of the outstanding principal balance of the 277 Park Avenue Whole Loan. As set forthin the 277 Park Avenue Intercreditor Agreement, any matter requiring the vote of the 277 Park Avenue Pari Passu Noteholders as the 277 Park Avenue Controlling
Holder will generally require the holders of 50% or more of such voting rights to agree whether or not to make any such decision. If the holders of 50% or more of the voting rights do not agree, the 277 Park Avenue Pari Passu
Noteholder with the largest outstanding principal balance will make any such decision.

     "277 Park Avenue Intercreditor Agreement" is defined on page S-88 of this prospectus supplement.

     "277 Park Avenue Pari Passu Noteholders" is defined on page S-88 of this prospectus supplement.

     "277 Park Avenue Whole Loan" is defined on page S-88 of this prospectus supplement.

     "Accrued Certificate Interest" is defined on page S-136 to this prospectus supplement.

     "Additional Trust Fund Expenses" mean, among other things, (i) all Special
Servicing Fees, Workout Fees and Liquidation Fees paid to the Special Servicer,
(ii) any interest paid to the Master Servicer, the Special Servicer and/or the
Trustee in respect of unreimbursed Advances, (iii) the cost of various opinions of counsel required or permitted to be obtained in connection with the servicing of the Mortgage Loans and the administration of the Trust Fund, (iv)
property inspection costs incurred by the Special Servicer for Specially
Serviced Mortgage Loans to the extent paid out of general collections, (v)
certain unanticipated, non-Mortgage Loan specific expenses of the Trust, including certain reimbursements and indemnifications to the Trustee as described under "The Trustee--Indemnification" and under "The Pooling and
Servicing Agreements--Certain Matters Regarding the Trustee" in the
accompanying prospectus, certain reimbursements to the Master Servicer, the
Special Servicer, the REMIC Administrator and the Depositor as described under
"The Pooling and Servicing Agreements--Certain Matters Regarding the Master
Servicer, the Special Servicer, the REMIC Administrator and the Depositor" in
the accompanying prospectus and certain federal, state and local taxes, and certain tax-related expenses, payable out of the Trust Fund as described under
"Certain Federal Income Tax Consequences--Possible Taxes on Income From
Foreclosure Property" in this prospectus supplement and "Certain Federal Income
Tax Consequences--REMICs--Prohibited Transactions Tax and Other Taxes" in the
accompanying prospectus, (vi) if not advanced by the Master Servicer, any amounts expended on behalf of the Trust to remediate an adverse environmental condition at any Mortgaged Property securing a Defaulted Mortgage Loan (see
"The Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage
Loans" in the accompanying prospectus), and (vii) any other expense of the
Trust Fund not specifically included in the calculation of a Realized Loss for which there is no corresponding collection from a borrower. Additional Trust
Fund Expenses will reduce amounts payable to Certificateholders and, consequently, may result in a loss on the Offered Certificates.

     "Administrative Fee Rate" means the sum of the Master Servicing Fee Rate
(which equals the sum of the monthly master servicing fee and the monthly sub-servicing fee), plus the per annum rate applicable to the calculation of the Trustee Fee.

                                     S-167

     "Administrative Fees" means the Trustee Fee and the Master Servicing Fee each of which will be computed for the same period for which interest payments on the Mortgage Loans are computed.

     "Advance Interest" means interest payable to the Master Servicer and the
Trustee with respect to any Advance made thereby and the Special Servicer with respect to any Servicing Advance made thereby, accrued on the amount of such
Advance for so long as it is outstanding at the Reimbursement Rate, except that no interest will be payable with respect to any P&I Advance of a payment due on a Mortgage Loan during the applicable grace period.

     "Advances" means Servicing Advances and P&I Advances.

     "Amortization Schedule" means, for the Mortgage Loans or Serviced Whole
Loans listed below, the amount of the related scheduled monthly payments of principal and interest as set forth in related Annex to this prospectus supplement as follows:

    o KinderCare Portfolio Pari Passu Note A-1 (Loan No. 59414 on Annex A1 to
      this prospectus supplement) -- Annex E to this prospectus supplement.

     "Annual Debt Service" means the amount derived by multiplying the Monthly
Payment set forth for each Mortgage Loan in Annex A1 to this prospectus supplement by twelve.

     "Anticipated Repayment Date" means, with respect to any ARD Loan, the date specified in the related Mortgage Loan documents on which the payment terms and the accrual of interest may change if such ARD Loan is not paid in full.

     "Appraisal Reduction Amount" means, for any Required Appraisal Loan, in general, an amount (calculated as of the Determination Date immediately following the later of the date on which the most recent relevant appraisal was obtained by the Special Servicer pursuant to the Pooling and Servicing
Agreement and the date of the most recent Appraisal Trigger Event with respect to such Required Appraisal Loan) equal to the excess, if any, of:

       (1) the sum of :

          (a) the Stated Principal Balance of such Required Appraisal Loan as of such Determination Date,

          (b) to the extent not previously advanced by or on behalf of the
       Master Servicer, or the Trustee, all unpaid interest (net of Default
       Charges) accrued on such Required Appraisal Loan through the most recent
       Due Date prior to such Determination Date,

          (c) all unpaid Master Servicing Fees, Special Servicing Fees, Trustee
       Fees and Additional Trust Fund Expenses accrued with respect to such
       Required Appraisal Loan,

          (d) all related unreimbursed Advances made by or on behalf of the
       Master Servicer, the Special Servicer or, the Trustee with respect to such Required Appraisal Loan and reimbursable out of the Trust Fund, together with all unpaid Advance Interest accrued on such Advances, and

          (e) all currently due but unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the related Mortgaged Property or REO Property, as applicable, for which neither the Master Servicer nor the Special Servicer holds any escrow payments or Reserve Funds;

       over

       (2) the sum of:

          (x) the excess, if any, of (i) 90% of the Appraisal Value of the related Mortgaged Property or REO Property, as applicable, as determined by the most recent relevant appraisal acceptable for purposes of the
       Pooling and Servicing Agreement, over (ii) the amount of any obligation(s) secured by any liens on such Mortgaged Property or REO
       Property, as applicable, that are prior to the lien of such Required
       Appraisal Loan, and

                                     S-168

          (y) any escrow payments reserve funds and/or letters of credit held by the Master Servicer or the Special Servicer with respect to such
       Required Appraisal Loan, the related Mortgaged Property or any related
       REO Property (exclusive of any such items that are to be applied to real estate taxes, assessments, insurance premiums and/or ground rents or that were taken into account in determining the Appraisal Value of the related Mortgaged Property or REO Property, as applicable, referred to in clause (2)(x)(i) above).

     "Appraisal Trigger Event" means any of the following events: (1) any
Mortgage Loan or Serviced Whole Loan becoming a Modified Mortgage Loan; (2) any
Monthly Payment with respect to any Mortgage Loan or Serviced Whole Loan remaining unpaid for 60 days past the Due Date for such payment; (3) the passage of 60 days after the Special Servicer receives notice that the mortgagor under such Mortgage Loan or Serviced Whole Loan becomes the subject of bankruptcy, insolvency or similar proceedings, which remain undischarged and undismissed; (4) the passage of 60 days after the Special Servicer receives notice that a receiver or similar official is appointed with respect to the related Mortgaged Property; (5) the related Mortgaged Property becoming an REO
Property; or (6) the passage of 60 days after the third extension of a Mortgage
Loan or a Serviced Whole Loan.

     "Appraisal Value" means, for any Mortgaged Property, the appraiser's value as stated in the appraisal available to the Depositor as of the date specified on the schedule which may be an "as is" "as completed" or "as stabilized"
value.

     "Approval Provisions" mean the approvals and consents necessary in connection with a Special Action or the extension of the Maturity Date of a
Mortgage Loan; (i) with respect to any Non-Specially Serviced Mortgage Loan, the Master Servicer will be required to obtain the approval or consent of the
Special Servicer in connection with a Special Action; (ii) with respect to (A)
any Non-Partitioned Mortgage Loan that is a Non-Specially Serviced Mortgage
Loan or Post CAP Loan that involves an extension of the Maturity Date of such
Mortgage Loan or (B) in connection with a Special Action for any
Non-Partitioned Mortgage Loan or any Post CAP Loan, the Master Servicer will be required to obtain the approval and consent of the Special Servicer and the
Special Servicer will be required to obtain the approval and consent of the
Directing Certificateholder; (iii) with respect to any Non-Partitioned Mortgage
Loan or Post CAP Loan that is a Specially Serviced Mortgage Loan, the Special
Servicer will be required to seek the approval and consent of the Directing
Certificateholder in connection with a Special Action; (iv) with respect to the
KC Pari Passu Note A-1 Component Mortgage Loan during any time period that a KC
Pari Passu Note A-1 Control Appraisal Period does not exist, the Master
Servicer, if the KC Pari Passu Note A-1 Component Mortgage Loan is a then
Non-Specially Serviced Mortgage Loan, will be required to seek the approval and consent of the Special Servicer, which consent will not be granted without the
Special Servicer first obtaining the consent of the KC Pari Passu Note A-1
Controlling Holder, in connection with a Special Action; and (v) with respect to the KC Pari Passu Note A-1 Component Mortgage Loan during any time period that a KC Pari Passu Note A-1 Control Appraisal Period does not exist, the
Special Servicer, if the KC Pari Passu Note A-1 Component Mortgage Loan is a
then Specially Serviced Mortgage Loan, will be required to seek the approval and consent of the KC Pari Passu Note A-1 Controlling Holder in connection with a Special Action.

     "ARD Loan" means a loan that provides for changes in payments and accrual of interest, including the capture of Excess Cash Flow from the related
Mortgaged Property and an increase in the applicable Mortgage Rate, if it is not paid in full by the Anticipated Repayment Date.

     "Asset Status Report" means a report to be prepared by the Special
Servicer for each loan that becomes a Specially Serviced Mortgage Loan.

     "Assumed Monthly Payment" means an amount deemed due in respect of: (i)
any Mortgage Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its stated maturity date and as to which no arrangements have been agreed to for collection of the delinquent amounts; or (ii) any Mortgage Loan as to which the related Mortgaged Property has become an REO Property. The Assumed Monthly Payment deemed due on any such
Mortgage Loan delinquent as to its Balloon Payment, for its stated maturity date and for each successive Due

                                     S-169

Date that it remains outstanding, will equal the Monthly Payment that would have been due thereon on such date if the related Balloon Payment had not come due, but rather such Mortgage Loan had continued to amortize in accordance with its amortization schedule, if any, in effect immediately prior to maturity and had continued to accrue interest in accordance with such loan's terms in effect immediately prior to maturity. The "Assumed Monthly Payment" deemed due on any such Mortgage Loan as to which the related Mortgaged Property has become an REO
Property, for each Due Date that such REO Property remains part of the Trust
Fund, will equal the Monthly Payment (or, in the case of a Mortgage Loan delinquent in respect of its Balloon Payment as described in the prior sentence, the Assumed Monthly Payment) due on the last Due Date Prior to the acquisition of such REO Property.

     "Available Distribution Amount" means, for any Distribution Date, in general:

       (a) all amounts on deposit in the Certificate Account as of the close of business on the related Determination Date, exclusive of any portion thereof that represents one or more of the following: (i) Monthly Payments collected but due on a Due Date subsequent to the related Collection
   Period; (ii) any payments of principal and interest, Liquidation Proceeds and Insurance and Condemnation Proceeds received after the end of the related Collection Period; (iii) Prepayment Premiums (which are separately distributable on the Certificates as hereinafter described); (iv) Excess
   Interest (which is distributable to the Class V Certificates as described in this prospectus supplement); (v) amounts that are payable or reimbursable to any person other than the Certificateholders (including amounts payable to the Master Servicer, the Special Servicer, any
   Sub-Servicers or the Trustee as compensation (including Trustee Fees,
   Master Servicing Fees, Special Servicing Fees, Workout Fees, Liquidation
   Fees and Default Charges) (to the extent Default Charges are not otherwise applied to cover interest on Advances or other expenses), assumption fees and modification fees), amounts payable in reimbursement of outstanding
   Advances, together with interest thereon, and amounts payable in respect of other Additional Trust Fund Expenses); (vi) amounts deposited in the
   Certificate Account in error; (vii) with respect to each Mortgage Loan which accrues interest on an Actual/360 Basis and any Distribution Date relating to the one month period preceding the Distribution Date in each
   February (and in any January of a year which is not a leap year), an amount equal to the related Withheld Amount; (viii) with respect to the first
   Distribution Date, the related Interest Deposit Amount and (ix) any amounts distributable to the Class KC Certificates in respect of the KC Pari Passu
   Note A-1 Component Mortgage Loan as described in clauses (iv) through (vi)
   under "--Distributions -- Class KC Certificates and the KC Pari Passu Note
   A-1 Component Mortgage Loan" in this prospectus supplement, and

       (b) to the extent not already included in clause (a), any P&I Advances made with respect to such Distribution Date, any Compensating Interest
   Payments made by the Master Servicer to cover Prepayment Interest
   Shortfalls incurred during the related Collection Period and for the
   Distribution Date occurring in each March, the related Withheld Amounts remitted to the Trustee for distribution to the Certificateholders as described under "--Interest Reserve Account" in this prospectus supplement.

     "Average Daily Rate" or "ADR" means, with respect to a hotel Mortgaged
Property, the average rate charged at the Mortgaged Property per day.

     "Balance Per Unit" means, for each Mortgage Loan, the related balance of such Mortgage Loan divided by the number of Units, Keys, Pads or SF (as applicable), provided that:

       (i) (A) with respect to the KC Pari Passu Note A-1 Component Mortgage
   Loan, such calculation includes the KC Pari Passu Note A-1 Senior
   Component, the KinderCare Pari Passu Note A-2 and the KinderCare Pari Passu
   Note A-3 (but excludes the KC Pari Passu Note A-1 Subordinate Components);
   and (B) with respect to the 277 Park Avenue Pari Passu Note A-1 Mortgage
   Loan, such calculation includes the 277 Park Avenue Pari Passu Note A-2.
   Accordingly such ratios would be higher if the subordinate component were included; and

       (ii) with respect to four sets of Cross-Collateralized Mortgage Loans
   ((a) Loan Nos. 57834, 57835, 57837 and 57887, (b) Loan Nos. 59005 and
   59006, (c) Loan Nos. 58888 and 58889, and (d)

                                     S-170

   Loan Nos. 12138 and 13664 on Annex A1 to this prospectus supplement) (1)
   the aggregate principal portion of the Balloon Payments for the related
   Cross-Collateralized Mortgage Loans divided by (2) the aggregate Appraisal
   Value for such Cross-Collateralized Mortgage Loans.

     Accordingly such ratios would be higher if the pari passu note(s), subordinate component(s) and/or B note(s) (as applicable) were included.

     "Balloon" or "Balloon Loan" means a Mortgage Loan that provides for monthly payments of principal based on an amortization schedule significantly longer than the related remaining term thereof, thereby leaving substantial principal amounts due and payable on their respective Maturity Dates, unless prepaid prior thereto.

     "Balloon or ARD Loan-to-Value Ratio", "Balloon or ARD LTV Ratio", "Balloon
or ARD LTV", "Maturity Date Loan-to-Value", "Maturity Date LTV" or "Maturity
Date LTV Ratio" means, with respect to any Mortgage Loan, the principal portion of the Balloon Payment of such Mortgage Loan (in the case of an ARD Loan, assuming repayment on its Anticipated Repayment Date) divided by the Appraisal
Value of the related Mortgage Loan, except:

       (i) (A) with respect to the KC Pari Passu Note A-1 Component Mortgage
   Loan, such calculation includes the KC Pari Passu Note A-1 Senior
   Component, the KinderCare Pari Passu Note A-2 and the KinderCare Pari Passu
   Note A-3 (but excludes the KC Pari Passu Note A-1 Subordinate Components);
   and (B) with respect to the 277 Park Avenue Pari Passu Note A-1 Mortgage
   Loan, such calculation includes the 277 Park Avenue Pari Passu Note A-2.
   Accordingly such ratios would be higher if the subordinate components were included; and

       (ii) with respect to four sets of Cross-Collateralized Mortgage Loans
   ((a) Loan Nos. 57834, 57835, 57837 and 57887, (b) Loan Nos. 59005 and
   59006, (c) Loan Nos. 58888 and 58889, and (d) Loan Nos. 12138 and 13664 on
   Annex A1 to this prospectus supplement) (1) the aggregate principal portion of the Balloon Payments for the related Cross-Collateralized Mortgage Loans divided by (2) the aggregate Appraisal Value for such Cross-Collateralized
   Mortgage Loans.

     "Balloon Payment" means the principal amount due and payable, together with the corresponding interest payment, on a Balloon Loan on the related
Maturity Date.

     "Balloon Payment Interest Shortfall" means, with respect to any Balloon
Loan with a Maturity Date that occurs after, or that provides for a grace period for its Balloon Payment that runs past, the Determination Date in any calendar month, and as to which the Balloon Payment is actually received after the Determination Date in such calendar month (but no later than its Maturity
Date or, if there is an applicable grace period, beyond the end of such grace period), the amount of interest, to the extent not collected from the related
Determination Date, that would have accrued on the principal portion of such
Balloon Payment during the period from the related Maturity Date to, but not including, the first day of the calendar month following the month of maturity
(less the amount of related Master Servicing Fees that would have been payable from that uncollected interest and, if applicable, exclusive of any portion of that uncollected interest that would have been Default Interest).

     "Base Interest Fraction" means, with respect to any Principal Prepayment on any Mortgage Loan and with respect to any Class of Sequential Pay
Certificates, a fraction (a) whose numerator is the amount, if any, by which
(i) the Pass-Through Rate on such Class of Certificates exceeds (ii) the
Discount Rate and (b) whose denominator is the amount, if any, by which (i) the
Mortgage Rate on such Mortgage Loan (which, for purposes of the KC Pari Passu
Note A-1 Component Mortgage Loan, will be the per annum interest rate applicable to the senior component thereof) exceeds (ii) the Discount Rate.
However, under no circumstances will the Base Interest Fraction be greater than one. If such Discount Rate is greater than or equal to the lesser of (x) the
Mortgage Rate on such Mortgage Loan and (y) the Pass-Through Rate described in the preceding sentence, then the Base Interest Fraction will equal zero.

     "Bridger" is defined on page S-80 to this prospectus supplement.

     "Capital Market Servicing Group" is defined on page S-112 to this prospectus supplement.

                                     S-171

     "Cash Flow" means with respect to any Mortgaged Property, the total cash flow available for Annual Debt Service on the related Mortgage Loan, generally calculated as the excess of Revenues over Expenses, capital expenditures and tenant improvements and leasing commissions.

       (i) "Revenues" generally consist of certain revenues received in respect of a Mortgaged Property, including, for example, (A) for the Multifamily
   Mortgaged Properties, rental and other revenues; (B) for the Commercial
   Mortgaged Properties, base rent (less mark-to-market adjustments in some cases), percentage rent, expense reimbursements and other revenues; and (C)
   for hotel Mortgaged Properties, guest room rates, food and beverage charges, telephone charges and other revenues.

       (ii) "Expenses" generally consist of all expenses incurred for a
   Mortgaged Property, including for example, salaries and wages, the costs or fees of utilities, repairs and maintenance, marketing, insurance, management, landscaping, security (if provided at the Mortgaged Property)
   and the amount of real estate taxes, general and administrative expenses, ground lease payments, and other costs but without any deductions for debt service, depreciation and amortization or capital expenditures therefor. In the case of hotel Mortgaged Properties, Expenses include, for example, expenses relating to guest rooms (hotels only), food and beverage costs, telephone bills, and rental and other expenses, and such operating expenses as general and administrative, marketing and franchise fees.

In certain cases, Full Year Cash Flow, Most Recent Cash Flow and/or U/W Cash
Flow have been adjusted by removing certain non-recurring expenses and revenue or by certain other normalizations. Such Cash Flow does not necessarily reflect accrual of certain costs such as capital expenditures and leasing commissions and does not reflect non-cash items such as depreciation or amortization. In some cases, capital expenditures and non-recurring items may have been treated by a borrower as an expense but were deducted from Most Recent Expenses, Full
Year Expenses or U/W Expenses to reflect normalized Most Recent Cash Flow, Full
Year Cash Flow or U/W Cash Flow, as the case may be. The Depositor has not made any attempt to verify the accuracy of any information provided by each borrower or to reflect changes that may have occurred since the date of the information provided by each borrower for the related Mortgaged Property. Such Cash Flow was not necessarily determined in accordance with GAAP. Such Cash Flow is not a substitute for net income determined in accordance with GAAP as a measure of the results of a Mortgaged Property's operations or a substitute for cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. Moreover, in certain cases such Cash Flow may reflect partial-year annualizations.

     "Certificates" is defined on page S-125 of this prospectus supplement.

     "Certificate Balance" means for any Class of Sequential Pay Certificates or Class KC Certificates outstanding at any time will be the then aggregate stated principal amount thereof.

     "Certificate Owner" means a beneficial owner of an Offered Certificate.

     "Certificateholder" or "Holder" means the beneficial owner of a
   Certificate.

     "Certificate Registrar" means the Trustee in its capacity as registrar.

     "Class" is defined on page S-125 to this prospectus supplement.

     "Class A Senior Certificates" is defined on page S-125 to this prospectus supplement.

     "Class A-SB Planned Principal Balance" means, for any Distribution Date, the balance shown for such Distribution Date in the table set forth in Annex C to this prospectus supplement.

     "Class XW Certificates" is defined on page S-125 to this prospectus supplement.

     "CMSA NOI Adjustment Worksheet" is defined on page S-146 to this prospectus supplement.

     "CMSA Operating Statement Analysis Report" is defined on page S-146 to this prospectus supplement.

     "Collateral Substitution Deposit" means an amount that will be sufficient to (a) purchase U.S. government obligations (or in some instances the applicable Mortgage Loan documents may require

                                     S-172

the borrower to deliver the U.S. government obligations referenced in this clause (3)) providing for payments on or prior to, but as close as possible to, all successive scheduled payment dates from the Release Date to the related maturity date or Anticipated Repayment Date (or, in certain cases, the commencement of the related Open Period) in amounts sufficient to pay the scheduled payments due (including, if applicable, payments due on the KC Pari
Passu Note A-1 Subordinate Components in the case of the related Mortgage Loan)
on such dates under the Mortgage Loan or the defeased amount thereof in the case of a partial defeasance and (b) pay any costs and expenses incurred in connection with the purchase of such U.S. government obligations.

     "Collection Period" is defined on page S-12 to this prospectus supplement.

     "Commercial Loan" means a Mortgage Loan secured by a Commercial Mortgaged
Property.

     "Commercial Mortgaged Property" means a hotel, retail shopping mall or center, an office building or complex, an industrial or warehouse building or a self storage facility.

     "Compensating Interest Payment" means a cash payment from the Master
Servicer to the Trustee in an amount equal to the sum of (i) the aggregate amount of Balloon Payment Interest Shortfalls, if any, incurred in connection with Balloon Payments received in respect of the Mortgage Loans during the most recently ended Collection Period, plus (ii) the lesser of (A) the aggregate amount of Prepayment Interest Shortfalls, if any, incurred in connection with principal prepayments received in respect of the Mortgage Loans during the most recently ended Collection Period, and (B) the aggregate of (1) that portion of its Master Servicing Fees for the related Collection Period that is, in the case of each and every Mortgage Loan and REO Loan for which such Master
Servicing Fees are being paid in such Collection Period, calculated at 0.010%
per annum, and (2) all Prepayment Interest Excesses received in respect of the
Mortgage Loans during the most recently ended Collection Period, plus (iii) in the event that any principal prepayment was received on the last business day of the second most recently ended Collection Period, but for any reason was not included as part of the Master Servicer Remittance Amount for the preceding
Master Servicer Remittance Date (other than because of application of the subject principal prepayment for another purpose), the total of all interest and other income accrued or earned on the amount of such principal prepayment while it is on deposit with the Master Servicer.

     "Component Mortgage Loan REMIC" is defined on page S-161 to this prospectus supplement.

     "Controlling Class" means, as of any date of determination, the outstanding Class of Sequential Pay Certificates with the lowest payment priority (the Class A Senior Certificates being treated as a single Class for this purpose) that has a then outstanding Certificate Balance at least equal to
25% of its initial Certificate Balance (or, if no Class of Sequential Pay
Certificates has a Certificate Balance at least equal to 25% of its initial
Certificate Balance, then the Controlling Class will be the outstanding Class of Sequential Pay Certificates with the then largest outstanding Class principal balance). The Controlling Class as of the Delivery Date will be the
Class S Certificates.

     "Controlling Class Certificateholder" means each Holder (or Certificate
Owner, if applicable) of a Certificate of the Controlling Class as certified to the Trustee from time to time by such Holder (or Certificate Owner).

     "Corrected Mortgage Loan" means any Mortgage Loan or Serviced Whole Loan which ceases to be a Specially Serviced Mortgage Loan (and as to which the
Master Servicer will re-assume servicing responsibilities) at such time as such of the following as are applicable occur with respect to the circumstances that caused the loan to be characterized as a Specially Serviced Mortgage Loan (and provided that no other Servicing Transfer Event then exists): (a) in the case of the circumstances described in clause (a) in the definition of Servicing
Transfer Event, if and when the related mortgagor has made three consecutive full and timely Monthly Payments under the terms of such loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Master Servicer or the Special
Servicer pursuant to the Pooling and Servicing Agreement); (b) in the case of the circumstances described in clauses (b), (d), (e) and (f) in the definition of Servicing Transfer Event, if and when such circumstances cease to exist in the reasonable judgment of the Special Servicer; (c) in the case of the circumstances described in clause (c) in the definition of Servicing Transfer
Event, if and when such default is cured in the reasonable

                                     S-173

judgment of the Special Servicer; and (d) in the case of the circumstances described in clause (g) in the definition of Servicing Transfer Event, if and when such proceedings are terminated.

     "Cross-Collateralized Mortgage Loan" means a Mortgage loan that is part of a set of cross-collateralized and cross-defaulted Mortgage Loans.

     "Cut-off Date" is defined on page S-12 to this prospectus supplement.

     "Cut-off Date Balance" means, for each Mortgage Loan, the unpaid principal balance thereof as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received.

     "Cut-off Date Loan-to-Value Ratio", "Cut-off Date LTV Ratio" or "Cut-off
Date LTV" means, with respect to any Mortgage Loan, the Cut-off Date Balance of such Mortgage Loan divided by the Appraisal Value of the related Mortgage Loan, except:

       (i) (A) with respect to the KC Pari Passu Note A-1 Component Mortgage
   Loan, such calculation includes the KC Pari Passu Note A-1 Senior
   Component, the KinderCare Pari Passu Note A-2 and the KinderCare Pari Passu
   Note A-3 (but excludes the KC Pari Passu Note A-1 Subordinate Components);
   and (B) with respect to the 277 Park Avenue Pari Passu Note A-1 Mortgage
   Loan, such calculation includes the 277 Park Avenue Pari Passu Note A-2.
   Accordingly such ratios would be higher if the subordinate components were included;

       (ii) with respect to four sets of Cross-Collateralized Mortgage Loans
   ((a) Loan Nos. 57834, 57835, 57837 and 57887, (b) Loan Nos. 59005 and
   59006, (c) Loan Nos. 58888 and 58889, and (d) Loan Nos. 12138 and 13664 on
   Annex A1 to this prospectus supplement) (1) the aggregate Cut-off Date
   Balance for the related Cross-Collateralized Mortgage Loans divided by (2)
   the aggregate Appraisal Value for such Cross-Collateralized Mortgage Loans;
   and

       (iii) with respect to each Holdback Loan, the Cut-off Date Balance of such Holdback Loan (net of the amount of the holdback) divided by the
   Appraisal Value of such Holdback Loan.

     "Default Charges" means late payment charges and Default Interest.

     "Default Interest" means interest (other than Excess Interest) in excess of interest at the related Mortgage Rate accrued as a result of a default and/or late payment charges.

     "Defaulted Mortgage Loan" means a Mortgage Loan (i) that is delinquent 60 days or more in respect to a Monthly Payment (not including the Balloon
Payment) or (ii) is delinquent in respect of its Balloon Payment unless the
Master Servicer has, on or prior to the due date of such Balloon Payment, received written evidence from an institutional lender of such lender's binding commitment to refinance such Mortgage Loan within 60 days after the due date of such Balloon Payment (provided that if such refinancing does not occur during such time specified in the commitment, the related Mortgage Loan will immediately become a Defaulted Mortgage Loan), in either case such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage or Mortgage Note and without regard to any acceleration of payments under the related Mortgage and Mortgage Note, or (iii) as to which the
Master Servicer or Special Servicer has, by written notice to the related mortgagor, accelerated the maturity of the indebtedness evidenced by the related Mortgage Note.

     "Defeasance" means (for purposes of Annex A1 to this prospectus supplement), with respect to any Mortgage Loan, that such Mortgage Loan is subject to a Defeasance Option.

     "Defeasance Lock-out Period" or "DLP" means the time after the specified period, which is at least two years from the Delivery Date, provided no event of default exists, during which the related borrower may obtain a release of a
Mortgaged Property from the lien of the related Mortgage by exercising its
Defeasance Option.

     "Defeasance Option" means the option of the related borrower to obtain a release of a Mortgaged Property from the lien of the related Mortgage during the Defeasance Lock-out Period, which is at least two years from the Delivery
Date, provided no event of default exists and other conditions are satisfied as described in this prospectus supplement.

     "Definitive Certificate" means a fully registered physical certificate.

                                     S-174

     "Delivery Date" is defined on page S-12 to this prospectus supplement.

     "Depositor" is defined on page S-11 to this prospectus supplement.

     "Determination Date" is defined on page S-12 to this prospectus supplement.

     "Directing Certificateholder" means the Controlling Class
Certificateholder (or a representative selected by such Controlling Class
Certificateholder to act on its behalf) selected by the majority
Certificateholder of the Controlling Class, as certified by the Trustee from time to time; provided, however, that (i) absent such selection, or (ii) until a Directing Certificateholder is so selected, or (iii) upon receipt of a notice from a majority of the Controlling Class, by Certificate Balance, that a
Directing Certificateholder is no longer designated, the Controlling Class
Certificateholder that owns the largest aggregate Certificate Balance of the
Controlling Class will be the Directing Certificateholder. As of the Delivery
Date the Directing Certificateholder is LNR Securities Holdings, LLC.

     "Discount Rate" means, with respect to any applicable Prepayment Premium calculation, the yield on the U.S. Treasury issue with a maturity date closest to the Maturity Date for the Mortgage Loan being prepaid (if applicable, converted to a monthly compounded nominal yield), or an interpolation thereof, in any case as specified and used in accordance with the related Mortgage Loan documents in calculating the Prepayment Premium with respect to the related prepayment; provided, however, that for any Mortgage Loan subject to a Fixed
Prepayment Premium (if any), the Discount Rate means the yield on the U.S.
Treasury issue with a maturity date closest to the Maturity Date (or other date as specified in the related Mortgage Loan Documents) for the Mortgage Loan being prepaid, or an interpolation thereof.

     "Distributable Certificate Interest" is defined on page S-136 to this prospectus supplement.

     "Distribution Date" is defined on page S-12 to this prospectus supplement.

     "Distribution Date Statement" is defined on page S-144 to this prospectus supplement.

     "DTC" means The Depository Trust Company.

     "Due Date" means the first day of each month.

     "Emergency Advance" means a Servicing Advance that must be made within five business days in order to avoid a material adverse consequence to the
Trust Fund.

     "Environmental Report" means (A) an environmental site assessment, an environmental site assessment update or a transaction screen that was performed by an independent third-party environmental consultant with respect to a
Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and (B) if applicable, a third-party consultant also conducted a Phase II environmental site assessment of a Mortgaged Property.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "Excess Cash Flow" means all remaining monthly cash flow, if any, after paying all debt service, required reserves, permitted operating expenses and capital expenditures from a Mortgaged Property related to an ARD Loan from and after the Anticipated Repayment Date.

     "Excess Interest" means interest accrued on an ARD Loan at the related
Excess Interest Rate.

     "Excess Interest Distribution Account" means the account (which may be a sub-account of the Distribution Account) to be established and maintained by the Trustee in the name of the Trustee for the benefit of the Class V
Certificateholders.

     "Excess Interest Rate" means the difference in rate of an ARD Loan's
Revised Rate over the related Mortgage Rate.

     "Excluded Plan" means a Plan sponsored by any member of the Restricted
Group.

     "Exemption" means, collectively, the individual prohibited transaction exemptions granted by the U.S. Department of Labor to Bank of America
Corporation (PTE 93-31, as amended by PTE 97-34, PTE 2000-58 and PTE 2002-41),
Deutsche Bank Securities Inc. (Final Authorization Number 97-03E, as amended by
PTE 97-34, PTE 2000-58 and PTE 2002-41), Bear Stearns & Co. Inc.

                                     S-175

(PTE 90-30, as amended by PTE 97-34, PTE 2000-58 and PTE 2002-41) and Barclays
Capital Inc., Final Authorization Number 2004-03E.

     "Exemption-Favored Party" means (a) Bank of America Corporation, (b) each of the Underwriters, (c) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Bank of
America Corporation (such as Banc of America Securities LLC) or any other
Underwriter, and (d) any member of the underwriting syndicate or selling group of which a person described in (a), (b) or (c) is a manager or co-manager with respect to the Offered Certificates.

     "Full Year Cash Flow" means, with respect to any Mortgaged Property, the
Cash Flow derived therefrom that was available for debt service, calculated as
Full Year Revenues less Full Year Expenses, Full Year capital expenditures and
Full Year tenant improvements and leasing commissions. See also "Cash Flow"
above.

       (i) "Full Year Revenues" are the Revenues received (or annualized or estimated in certain cases) in respect of a Mortgaged Property for the
   12-month period ended as of the Full Year End Date, based upon the latest available annual operating statement and other information furnished by the borrower for its most recently ended fiscal year.

       (ii) "Full Year Expenses" are the Expenses incurred (or annualized or estimated in certain cases) for a Mortgaged Property for the 12-month period ended as of the Full Year End Date, based upon the latest available annual operating statement and other information furnished by the borrower for its most recently ended fiscal year.

     "Full Year DSCR" means, with respect to any Mortgage Loan (a) the Full
Year Cash Flow for the related Mortgage Loan divided by (b) the Annual Debt
Service for such Mortgage Loan, except:

       (i) (A) with respect to the KC Pari Passu Note A-1 Component Mortgage
   Loan, such calculation includes the KC Pari Passu Note A-1 Senior
   Component, the KinderCare Pari Passu Note A-2 and the KinderCare Pari Passu
   Note A-3 (but excludes the KC Pari Passu Note A-1 Subordinate Components);
   and (B) with respect to the 277 Park Avenue Pari Passu Note A-1 Mortgage
   Loan, such calculation includes the 277 Park Avenue Pari Passu Note A-2.
   Accordingly such ratios would be lower if the subordinate components were included; and

       (ii) with respect to four sets of Cross-Collateralized Mortgage Loans
   ((a) Loan Nos. 57834, 57835, 57837 and 57887, (b) Loan Nos. 59005 and
   59006, (c) Loan Nos. 58888 and 58889, and (d) Loan Nos. 12138 and 13664 on
   Annex A1 to this prospectus supplement) (1) the aggregate Full Year Cash
   Flow for such Cross-Collateralized Mortgage Loans divided by (2) the aggregate Annual Debt Service for such Cross-Collateralized Mortgage Loans.

     "Full Year End Date" means, with respect to each Mortgage Loan, the date indicated on Annex A1 to this prospectus supplement as the "Full Year End Date"
with respect to such Mortgage Loan, which date is generally the end date with respect to the period covered by the latest available annual operating statement provided by the related borrower.

     "Fully Amortizing" means any Mortgage Loan that fully amortizes by its
Maturity Date, except that such Mortgage Loan may have a payment due at its maturity in excess of its scheduled Monthly Payment.

     "GAAP" means generally accepted accounting principles.

     "Holdback Loans" means Loan Nos. 59295, 15877, 12138, 13664, 20051191,
20051277 and 20051278 on Annex A1 to this prospectus supplement, which in each case, for purposes of calculating the related debt service coverage ratio and
Cut-off Date LTV, excludes the related holdback reserve of $3,600,000,
$244,231, $155,000, $492,000, $3,600,000, $750,000 and $750,000, respectively.

     In addition to the Holdback Loans, one Mortgage Loan, Loan No. 59383, has
a holdback reserve of $370,000. However, the holdback was not taken into account when calculating the Cut-off Date LTV or Underwritten DSCR.

     "Hyper Am" means (for purposes of Annex A1 to this prospectus supplement)
ARD Loans.

                                     S-176

     "Initial Certificate Balance" is defined on page S-154 to this prospectus supplement.

     "Initial Pool Balance" means the aggregate Cut-off Date balance of the
Mortgage Loans, $2,742,147,258, subject to a variance of plus or minus 5%.

     "Int Diff (BEY)" refers to a method of calculation of a yield maintenance premium. Under this method prepayment premiums are generally equal to an amount equal to the greater of (a) one percent (1%) of the principal amount being prepaid or (b) the product obtained by multiplying (x) the principal amount being prepaid, times (y) the difference obtained by subtracting (I) the Yield
Rate from (II) the mortgage rate of the related Mortgage Loan, times (z) the present value factor calculated using the following formula:
   1-(1+r)(-n)
   -----------
     r

     where r is equal to the Yield Rate and n is equal to the number of years and any fraction thereof, remaining between the date the prepayment is made and the maturity date of the related Mortgage Loan. As used in this definition,
"Yield Rate" means the yield rate for the specified U.S. Treasury security, as reported in The Wall Street Journal on the fifth business day preceding the date the prepayment is required in the related Mortgage Loan documents.

     Yield Maintenance Premiums for Loan Nos. 57834, 57835, 57837, 57887, 58882
and 59414 have been assumed to be included in this category for purposes of
Annex A1 to this prospectus supplement.

     "Int Diff (MEY)" refers to a method of calculation of a yield maintenance premium. Under this method prepayment premiums are generally equal to an amount equal to the greater of (a) 1% of the principal amount being prepaid, or (b)
the present value of a series of monthly payments each equal to the Int Diff
Payment Amount over the remaining original term of the related Mortgage Note and on the maturity date of the related Mortgage Loans, (or, with respect to
Mortgage Loan No. 59384 the first day of the Open Prepayment Period, as described in the underlying Notes), discounted at the Reinvestment Yield for the number of months remaining as of the date of such prepayment to each such date that payment is required under the related Mortgage Loan documents and the maturity date of the related Mortgage Loans (or, with respect to Mortgage Loan
No. 59384, the first day of the Open Prepayment Period, as described in the underlying Notes).

     "Int Diff Payment Amount" means the amount of interest which would be due on the portion of the Mortgage Loan being prepaid, assuming a per annum interest rate equal to the excess (if any) of the Mortgage Rate of the related
Mortgage Loan over the Reinvestment Yield. "Reinvestment Yield" means the yield rate for the specified U.S. Treasury security as described in the underlying
Mortgage Note converted to a monthly compunded nominal yield. With respect to
Loan No. 59384, the "Int Diff Payment Amount" means the amount of interest which would be due on the portion of the Mortgage Loan being prepaid, assuming a per annum interest rate equal to the excess (if any) of the Mortgage Rate of the related Mortgage Loan over the sum of the Reinvestment Yield plus fifty
(50) basis points.

     Yield Maintenance Premiums for Loan Nos. 58948, 59162, 59212, 59213,
59284, 59293, 59310, 59376, 59378, 59384 and 59390 have been assumed to be included in this category for purposes of Annex A1 to this prospectus supplement.

     "Interest Deposit Amount" means $310,396.11, with respect to one Mortgage
Loan identified in Annex A1 hereto as Loan No. 59445 and $114,183.33, with respect to one Mortgage Loan identified in Annex A1 hereto as Loan No. 14848.
The Interest Deposit Amount represents the amount of interest that would have accrued at the related Mortgage Rate on the Stated Principal Balance of such
Mortgage Loan as of December 1, 2005 had such Mortgage Loan been originated on
December 1, 2005, for the period from and including December 1, 2005 to but excluding January 1, 2006.

     "Interest Only" means any Mortgage Loan which requires scheduled payments of interest only until the related maturity date.

     "Interest Only, Hyper Am" means any Mortgage Loan that requires only scheduled payments of interest for the term of the related Mortgage Loan and that has a significant outstanding balance at the Anticipated Repayment Date.

                                     S-177

     "Interest Reserve Account" means the account (which may be a sub-account of the Certificate Account) to be established and maintained by the Master
Servicer in the name of the Trustee for the benefit of the Certificates.

     "IO, Balloon" and "Partial Interest Only, Balloon" each mean any Mortgage
Loan which requires only scheduled payments of interest for some (but not all)
of the term of the related Mortgage Loan and that has a significant outstanding balance at maturity.

     "IO, Hyper Am" and "Partial Interest Only, Hyper Am" each mean any
Mortgage Loan that requires only scheduled payments of interest for some (but not all) of the term of the related Mortgage Loan and has a significant outstanding balance at the Anticipated Repayment Date.

     "KC Pari Passu Note A-1 Accrued Component Interest" means, in respect of each of the KC Pari Passu Note A-1 Senior Component and the KC Pari Passu Note
A-1 Subordinate Components for each Distribution Date, one calendar month's interest at the applicable interest rate (net of the Administrative Fee Rate)
for such KC Pari Passu Note A-1 Senior Component and KC Pari Passu Note A-1
Subordinate Components, which, in the case of the KC Pari Passu Note A-1 Senior
Component, is equal to approximately 5.1229% per annum and, in the case of the
KC-A Component, the KC-B Component, the KC-C Component, the KC-D Component, the
KC-E Component and the KC-F Component, respectively, is equal to the
Pass-Through Rate of the Class KC-A Certificates, the Class KC-B Certificates,
the Class KC-C Certificates, the Class KC-D Certificates, the Class KC-E
Certificates and the Class KC-F Certificates, respectively. The KC Pari Passu
Note A-1 Senior Component and the KC Pari Passu Note A-1 Subordinate Components
accrue interest on an Actual/360 Basis.

     "KC Pari Passu Note A-1 Component Distributable Interest" means, in respect of each of the KC Pari Passu Note A-1 Senior Component and each of the
KC Pari Passu Note A-1 Subordinate Components for each Distribution Date, the
KC Pari Passu Note A-1 Accrued Component Interest in respect of such Component reduced by such Component's allocable share of any Prepayment Interest
Shortfall for such Distribution Date.

     "KC Pari Passu Note A-1 Component Mortgage Loan" is defined on page S-94 to this prospectus supplement.

     "KC Pari Passu Note A-1 Component Principal Entitlement" means, with respect to the KC Pari Passu Note A-1 Senior Component or the KC Pari Passu
Note A-1 Subordinate Components (a) prior to any monetary or other material events of default under the KinderCare Portfolio Whole Loan, an amount equal to the KC Pari Passu Note A-1 Senior Component's or a KC Pari Passu Note A-1
Subordinate Component's pro rata share of the KC Pari Passu Note A-1 Principal
Distribution Amount and (b) after any monetary or other material event of default under the KinderCare Portfolio Whole Loan, an amount equal to the lesser of (i) the outstanding principal balance of the KC Pari Passu Note A-1
Senior Component or the KC Pari Passu Note A-1 Subordinate Components and (ii)
the portion of the KC Pari Passu Note A-1 Principal Distribution Amount
remaining after giving effect to all distributions of higher priority on such
Distribution Date.

     "KC Pari Passu Note A-1 Control Appraisal Period" means that the outstanding principal balance of the KC Pari Passu Note A-1 Subordinate
Components (net of any Appraisal Reduction Amounts, realized losses and unreimbursed additional trust fund expenses) is less than 25% of its original principal balance.

     "KC Pari Passu Note A-1 Controlling Class" will be, as of any date of determination, the outstanding Class of Class KC Certificates with the lowest payment priority that has a then outstanding Certificate Balance (net of any
Appraisal Reduction Amounts allocable to such Class) at least equal to 25% of its initial Certificate Balance (or, if no Class of Class KC Certificates has a
Certificate Balance at least equal to 25% of its initial Certificate Balance, then the KC Pari Passu Note A-1 Controlling Class will be the outstanding Class of Class KC Certificates with the then largest outstanding Class principal balance). The KC Pari Passu Note A-1 Controlling Class as of the Delivery Date
will be the Class KC-F Certificates.

     "KC Pari Passu Note A-1 Controlling Holder" means, with respect to any date of determination, (a) prior to the occurrence of a KC Pari Passu Note A-1
Control Appraisal Period, the holders of a majority interest in the holders of a majority percentage interest in the KC Controlling

                                     S-178

Class (the "KC Pari Passu Note A-1 Controlling Class Holder"), and (b) during the occurrence and the continuance of a KC Pari Passu Note A-1 Control
Appraisal Period, the KinderCare Portfolio Pari Passu Noteholders, pursuant to the KinderCare Portfolio Intercreditor Agreement; provided, however, that neither the borrower nor any affiliate of the borrower will ever be the KC Pari
Passu Note A-1 Controlling Holder. Pursuant to the KinderCare Portfolio
Intercreditor Agreement, the KinderCare Portfolio Pari Passu Noteholders (which includes the Trust Fund as the holder of the KinderCare Portfolio Pari Passu
Note A-1) will be required to vote on any matter requiring the direction and/or consent of the KC Pari Passu Note A-1 Controlling Holder, except that under the
KinderCare Portfolio Intercreditor Agreement, other than during a KC Pari Passu
Note A-1 Control Appraisal Period, only the vote of the Trust Fund, as the holder of KinderCare Portfolio Pari Passu Note A-1, will be required. During such times as the Trustee, on behalf of the Trust Fund, is required to vote on any matter requiring the direction and/or consent of the KC Pari Passu Note A-1
Controlling Holder, the KC Pari Passu Note A-1 Controlling Holder will direct the Trustee's vote as set forth in the Pooling and Servicing Agreement. During such times as the vote of all three KinderCare Portfolio Pari Passu Noteholders is required, the voting rights given to each KinderCare Portfolio Pari Passu
Noteholder will be weighted based on the related KinderCare Portfolio Pari
Passu Note's portion of the outstanding principal balance of the KinderCare
Portfolio Whole Loan. As set forth in the KinderCare Portfolio Intercreditor
Agreement, any matter requiring the vote of the KinderCare Portfolio Pari Passu
Noteholders as the KC Pari Passu Note A-1 Controlling Holder will generally require the holders of 50% or more of such voting rights to agree whether or not to make any such decision. If the holders of 50% or more of the voting rights do not agree, the KinderCare Portfolio Pari Passu Noteholder with the largest outstanding principal balance will make any such decision.

     "KC Pari Passu Note A-1 Junior Portion" is defined on page S-90 to this prospectus supplement.

     "KC Pari Passu Note A-1 Principal Distribution Amount" means, for any
Distribution Date, in general, the aggregate of the following: (a) the principal portions of all Monthly Payments (other than a Balloon Payment) and any Assumed Monthly Payments due or deemed due, made by or on behalf of the related borrower or advanced, as the case may be, in respect of the KC Pari
Passu Note A-1 Component Mortgage Loan for the Due Date occurring during the related Collection Period or any prior Collection Period; (b) all voluntary principal prepayments received on the KC Pari Passu Note A-1 Component Mortgage
Loan during the related Collection Period; (c) with respect to the KC Pari
Passu Note A-1 Component Mortgage Loan if its stated Maturity Date occurred during or prior to the related Collection Period, any payment of principal
(exclusive of any voluntary principal prepayment and any amount described in clause (d) below) made by or on behalf of the borrower during the related
Collection Period, net of any portion of such payment that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon
Payment) due, or the principal portion of any Assumed Monthly Payment deemed due, in respect of the KC Pari Passu Note A-1 Component Mortgage Loan on a Due
Date during or prior to the related Collection Period and not previously recovered; (d) all Liquidation Proceeds and Insurance and Condemnation Proceeds
received on the KC Pari Passu Note A-1 Component Mortgage Loan during the related Collection Period that were identified and applied by the Master
Servicer as recoveries of principal thereof, in each case net of any portion of such amounts that represents recovery of the principal portion of any Monthly
Payment (other than a Balloon Payment) due, or the principal portion of any
Assumed Monthly Payment deemed due, in respect of the KC Pari Passu Note A-1
Component Mortgage Loan on a Due Date during or prior to the related Collection
Period and not previously recovered; and (e) the portion of any amount described in clause (e) of the definition of Principal Distribution Amount, as described under "--Distributions--Principal Distribution Amounts" in this prospectus supplement that is attributable to the KC Pari Passu Note A-1
Component Mortgage Loan.

     "KC Pari Passu Note A-1 Senior Balance" means the deemed principal balance related to the KC Pari Passu Note A-1 Senior Component for purposes of calculating the allocation of collections on the KC Pari Passu Note A-1
Component Mortgage Loan between the KC Pari Passu Note A-1 Senior Component, on the one hand, and the KC Pari Passu Note A-1 Subordinate Components on the
other hand.

                                     S-179

     "KC Pari Passu Note A-1 Senior Component" is defined on page S-94 to this prospectus supplement.

     "KC Pari Passu Note A-1 Senior Portion" is defined on page S-90 to this prospectus supplement.

     "KC Pari Passu Note A-1 Subordinate Balance" means the deemed principal balance related to the KC Pari Passu Note A-1 Subordinate Components for
purposes of calculating the allocation of collections on the KC Pari Passu Note
A-1 Component Mortgage Loan between the KC Pari Passu Note A-1 Senior
Component, on the one hand, and the KC Pari Passu Note A-1 Subordinate
Components on the other hand.

     "KC Pari Passu Note A-1 Subordinate Components" is defined on page S-94 to this prospectus supplement.

     "KinderCare Portfolio Intercreditor Agreement" is defined on page S-89 to this prospectus supplement.

     "KinderCare Portfolio Mortgaged Property" is defined on page S-89 to this prospectus supplement.

     "KinderCare Portfolio Pari Passu Noteholders" is defined on page S-90 to this prospectus supplement.

     "KinderCare Portfolio Pari Passu Note A-1" is defined on page S-89 to this prospectus supplement.

     "KinderCare Portfolio Pari Passu Note A-2" is defined on page S-89 to this prospectus supplement.

     "KinderCare Portfolio Pari Passu Note A-3" is defined on page S-89 to this prospectus supplement.

     "KinderCare Portfolio Purchase Option Holder" is defined on page S-93 to this prospectus supplement.

     "KinderCare Portfolio Repurchase Price" is defined on page S-93 to this prospectus supplement.

     "KinderCare Portfolio Whole Loan" is defined on page S-89 to this prospectus supplement.

     "LNR" is defined on page S-113.

     "Leasable Square Footage", "Net Rentable Area (SF)" or "NRA" means, in the case of a Mortgaged Property operated as a office, retail, industrial or warehouse facility, the square footage of the net leasable area.

     "Liquidation Fee" means the fee generally payable to the Special Servicer in connection with the liquidation of a Specially Serviced Mortgage Loan.

     "Liquidation Fee Rate" means a rate equal to 1.00% (100 basis points).

     "Lock-out Period" or "LOP" means a period during which voluntary principal prepayments are prohibited.

     "MAI" means a member of the Appraisal Institute.

     "Major Tenant" means any tenant at a Commercial Mortgaged Property (other than a single tenant) that rents at least 20% of the Leasable Square Footage at such property.

     "Master Servicer" is defined on page S-11 to this prospectus supplement.

     "Master Servicer Remittance Date" means, for any month, the business day preceding each Distribution Date.

     "Master Servicing Fee" means principal compensation to be paid to the
Master Servicer in respect of its master servicing activities.

     "Master Servicing Fee Rate" means the sum of the monthly servicing fee and the monthly sub-servicing fee of the Mortgage Loans.

                                     S-180

     "Maturity" or "Maturity Date" means, with respect to any Mortgage Loan, the date specified in the related Mortgage Note as its Maturity Date or, with respect to any ARD Loan, its Anticipated Repayment Date.

     "Maturity Assumptions" is defined on S-155 to this prospectus supplement.

     "Maturity Date Balance" means, with respect to any Mortgage Loan, the balance due at Maturity, or in the case of an ARD Loans, the related
Anticipated Repayment Date, assuming no prepayments, defaults or extensions.

     "MERS" means Mortgage Electronic Registration Systems, Inc.

     "MERS Designated Mortgage Loan" means a Mortgage Loan which shows the
Trustee on behalf of the Trust as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     "Modified Mortgage Loan" means any Mortgage Loan or Serviced Whole Loan as to which any Servicing Transfer Event has occurred and which has been modified by the Special Servicer in a manner that: (i) affects the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing current Monthly Payments with respect to such Mortgage Loan or
Serviced Whole Loan); (ii) except as expressly contemplated by the related
Mortgage, results in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding principal prepayment in an amount not less than the fair market value (as is) of the property to be released; or (iii) in the reasonable judgment of the Special
Servicer, otherwise materially impairs the security for such Mortgage Loan or
Serviced Whole Loan or reduces the likelihood of timely payment of amounts due thereon.

     "Monthly Payment" means, with respect to any Mortgage Loan or Serviced
Whole Loan, scheduled monthly payments of principal and interest on such
Mortgage Loan or Serviced Whole Loan except, solely for purposes of Annex A1 to this prospectus supplement, as follows:

       (i) with respect to Interest Only loans, the related "Monthly Payment"
   is equal to the average of the first twelve monthly interest payments of the loan;

       (ii) with respect to any IO, Balloon or any Partial Interest Only Loans,
   the related "Monthly Payment" is equal to the principal and interest owed beginning on the amortization commencement date;

       (iii) with respect to Loan No. 59414 on Annex A1 to this prospectus supplement, the related "Monthly Payment" is equal to the average of the first 12 scheduled monthly payments of principal and interest owed beginning on the amortization commencement date as set forth on the related
   Amortization Schedule; and

       (iv) with respect to Loan No. 20050894 on Annex A1 to this prospectus supplement, the Original Amortization Term was rounded to 379 months based on the related Monthly Payment.

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgage" means the one or more mortgages, deeds of trust or other similar security instruments that create a first mortgage lien on a fee simple and/or leasehold interest in related Mortgaged Property.

     "Mortgage Loan" means one of the mortgage loans in the Mortgage Pool.

     "Mortgage Loan Purchase and Sale Agreement" means the separate mortgage loan purchase and sale agreements to be dated as of the Delivery Date by which the Depositor will acquire the Mortgage Loans from each Mortgage Loan Seller as of the Delivery Date.

     "Mortgage Loan Schedule" means the schedule of Mortgage Loans attached to the Pooling and Servicing Agreement.

     "Mortgage Loan Sellers" is defined on page S-11 to this prospectus supplement.

     "Mortgage Note" means the one or more promissory notes evidencing the related Mortgage.

                                     S-181

     "Mortgage Pool" means the pool of mortgage loans consisting of 163 commercial and multifamily mortgage loans.

     "Mortgage Rate" means the per annum interest rate applicable each Mortgage
Loan that is fixed for the remaining term of the Mortgage Loan, except in the case of ARD Loans which will accrue interest at a higher rate after their respective Anticipated Repayment Date.

     "Mortgaged Property" means the real property subject to the lien of a
Mortgage and constituting collateral for the related Mortgage Loan.

     "Most Recent Cash Flow" means, with respect to any Mortgaged Property for the 12-month period ended on the Most Recent End Date, the Cash Flow derived therefrom that was available for debt service, calculated as Most Recent
Revenues less Most Recent Expenses, Most Recent capital expenditures and Most
Recent tenant improvements and leasing commissions. See also "Cash Flow".

       (i) "Most Recent Revenues" are the Revenues received (or annualized or estimated in certain cases) in respect of a Mortgaged Property for the
   12-month period ended on the Most Recent End Date, based upon operating statements and other information furnished by the related borrower.

       (ii) "Most Recent Expenses" are the Expenses incurred (or annualized or estimated in certain cases) for a Mortgaged Property for the 12-month period ended on the Most Recent End Date, based upon operating statements and other information furnished by the related borrower.

     "Most Recent DSCR" means, with respect to any other Mortgage Loan (a) the
Most Recent Cash Flow for the related Mortgage Loan divided by (b) the Annual
Debt Service for such Mortgage Loan, except:

       (i) (A) with respect to the KC Pari Passu Note A-1 Component Mortgage
   Loan, such calculation includes the KC Pari Passu Note A-1 Senior
   Component, the KinderCare Pari Passu Note A-2 and the KinderCare Pari Passu
   Note A-3 (but excludes the KC Pari Passu Note A-1 Subordinate Components);
   and (B) with respect to the 277 Park Avenue Pari Passu Note A-1 Mortgage
   Loan, such calculation includes the 277 Park Avenue Pari Passu Note A-2.
   Accordingly such ratios would be lower if the subordinate components were included;

       (ii) with respect to four sets of Cross-Collateralized Mortgage Loans
   ((a) Loan Nos. 57834, 57835, 57837 and 57887, (b) Loan Nos. 59005 and
   59006, (c) Loan Nos. 58888 and 58889, and (d) Loan Nos. 12138 and 13664 on
   Annex A to this prospectus supplement) (1) the aggregate Most Recent Cash
   Flow for the related Cross-Collateralized Mortgage Loans divided by (2) the aggregate Annual Debt Service for such Cross-Collateralized Mortgage Loans.

     "Most Recent End Date" means, with respect to any Mortgage Loan, the date indicated on Annex A to this prospectus supplement as the "Most Recent End
Date" with respect to such Mortgage Loan, which date is generally the end date with respect to the period covered by the latest available operating statement provided by the related borrower.

     "Most Recent Statement Type" means certain financial information with respect to the Mortgaged Properties as set forth in the three categories listed in (i) through (iii) immediately below.

       (i) "Full Year" means certain financial information regarding the
   Mortgaged Properties presented as of the date which is presented in the
   Most Recent Financial End Date.

       (ii) "Annualized Most Recent" means certain financial information regarding the Mortgaged Properties which has been annualized based upon one month or more of financial data.

       (iii) "Trailing 12 Months" or "Trailing 12" or "Trailing Twelve Months"
   means certain financial information regarding a Mortgaged Properties which is presented for the previous 12 months prior to the Most Recent End Date.

     "Multifamily Loan" means a Mortgage Loan secured by a Multifamily
Mortgaged Property.

     "Multifamily Mortgaged Property" means a manufactured housing property or complex consisting of five or more rental living units or one or more apartment buildings each consisting of five or more rental living units.

                                     S-182

     "Net Aggregate Prepayment Interest Shortfall" is defined on page S-136 to this prospectus supplement.

     "Net Mortgage Rate" means with respect to any Mortgage Loan (or, in the case of the KC Pari Passu Note A-1 Component Mortgage Loan, the related senior component) is, in general, a per annum rate equal to the related Mortgage Rate minus the Administrative Fee Rate (which is, with respect to the KC Pari Passu
Note A-1 Senior Component, approximately 0.06072% per annum); provided, however, that for purposes of calculating the Pass-Through Rate for each Class of REMIC II Certificates from time to time, the Net Mortgage Rate for any
Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the terms of such Mortgage Loan subsequent to the Delivery Date;
and provided, further, however, that if any Mortgage Loan does not accrue interest on the basis of a 360-day year consisting of twelve 30-day months, which is the basis on which interest accrues in respect of the REMIC II
Certificates, then the Net Mortgage Rate of such Mortgage Loan or senior component for any one-month period preceding a related Due Date will be the annualized rate at which interest would have to accrue in respect of such loan on the basis of a 360-day year consisting of twelve 30-day months in order to produce the aggregate amount of interest actually accrued in respect of such loan during such one-month period at the related Mortgage Rate (net of the related Administrative Fee Rate); provided, however, that with respect to such
Mortgage Loans or senior components, the Net Mortgage Rate for each one month period (a) prior to the due dates in January and February in any year which is not a leap year or in February in any year which is a leap year will be the per annum rate stated in the related Mortgage Note (net of the Administrative Fee
Rate) and (b) prior to the due date in March will be determined inclusive of one day of interest retained for the one month period prior to the due dates in
January and February in any year which is not a leap year or February in any year which is a leap year. As of the Cut-off Date (without regard to the adjustment described above), the Net Mortgage Rates for the Mortgage Loans ranged from 4.62634% per annum to 6.39928% per annum, with a Weighted Average
Net Mortgage Rate of 5.19116% per annum. See "Servicing of the Mortgage
Loans--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement. For purposes of the calculation of the Net Mortgage Rate in Annex A1 to this prospectus supplement, such values were calculated without regard to the adjustment described in the definition of Net Mortgage Rate in this prospectus supplement.

     "Non-Specially Serviced Mortgage Loan" means a Mortgage Loan or a Serviced
Whole Loan which is not Specially Serviced Mortgage Loans.

     "Non-Partitioned Mortgage Loans" means the Mortgage Loans, other than the
277 Park Avenue Pari Passu Note A-1 and the KC Pari Passu Note A-1 Component
Mortgage Loan.

     "Nonrecoverable Advances" means a Nonrecoverable P&I Advance or a
Nonrecoverable Servicing Advance, as applicable.

     "Nonrecoverable P&I Advance" means any P&I Advance that the Master
Servicer or the Trustee determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds.

     "Nonrecoverable Servicing Advance" means any Advances that, in the reasonable judgment of the Master Servicer, the Special Servicer or the
Trustee, as the case may be, will not be ultimately recoverable from Related
Proceeds.

     "Notional Amount" means the notional amount used for purposes of calculating the amount of accrued interest on the Class XW Certificates.

     "NPV (BEY)" refers to a method of calculation of a yield maintenance premium. Under this method, prepayment premiums are generally equal to an amount equal to the greater of (a) an amount equal to one percent (1%) of the then outstanding principal balance of the related Mortgage Loan or (b) an amount equal to (y) the sum of the present values as of the date of prepayment of the related Mortgage Loan of all unpaid principal and interest payments required under the related Mortgage Note, calculated by discounting such payments from their respective scheduled payment dates back to the date of prepayment of the related Mortgage Loan at a discount rate based on a treasury rate as provided in the underlying Mortgage Note, minus (z) the outstanding principal balance of the Mortgage Loan as of the date of prepayment of the related Mortgage Loan.

                                     S-183

     Yield Maintenance Premiums for Loan Nos. 12138, 13664, 13734, 14481,
14715, 14785 and 15262 have been assumed to be included in this category for purposes of Annex A1 to this prospectus supplement.

     "NPV (MEY)" refers to a method of calculation of a yield maintenance premium. Under this method, prepayment premiums are generally equal to an amount equal to the greater of (a) an amount equal to one percent (1%) of the principal balance being prepaid or (b) an amount equal to (y) the sum of the present values as of the date of prepayment of the related Mortgage Loan of all unpaid principal and interest payments required under the related Mortgage
Note, calculated by discounting such payments from their respective scheduled payment dates back to the date of prepayment of the related Mortgage Loan at a discount rate based on a treasury rate converted to a monthly compounded nominal yield as provided in the underlying Mortgage Note, minus (z) the outstanding principal balance of the Mortgage Loan as of the date of prepayment of the related Mortgage Loan.

     Yield Maintenance Premiums for Loan No. 43439 has been assumed to be calculated pursuant to this method for purposes of Annex A1 to this prospectus supplement.

     "Occupancy %" or "Occupancy Percent" means the percentage of Leasable
Square Footage or total Units/Keys/Pads, as the case may be, of the Mortgaged
Property that was occupied as of a specified date, as specified by the borrower or as derived from the Mortgaged Property's rent rolls or leases, which generally are calculated by physical presence or, alternatively, collected rents as a percentage of potential rental revenues.

     "Offered Certificates" is defined on page S-125 to this prospectus supplement.

     "Open" means, with respect to any Mortgage Loan, that such Mortgage Loan may be voluntarily prepaid without a Prepayment Premium.

     "Open Period" means a period during which voluntary principal prepayments may be made without an accompanying Prepayment Premium.

     "Option Price" means generally (i) the unpaid principal balance of the
Defaulted Mortgage Loan, plus accrued and unpaid interest on such balance, all related unreimbursed Advances (and interest on Advances), and all accrued
Master Servicing Fees, Special Servicing Fees, Trustee Fees and Additional
Trust Fund Expenses allocable to such Defaulted Mortgage Loan whether paid or unpaid, if the Special Servicer has not yet determined the fair value of the
Defaulted Mortgage Loan, or (ii) the fair value of the Defaulted Mortgage Loan as determined by the Special Servicer, if the Special Servicer has made such fair value determination.

     "Original Balance" means the original principal balance of a Mortgage Loan
(provided, however, that with respect to three Mortgage Loans representing 0.5%
of the Initial Pool Balance that had earnout amounts, the "Original Balance"
represents the initial funding as amortized through date of the earnout plus the earnout amount) and if such Mortgage Loan is a multi-property Mortgage
Loan, then the "Original Balance" applicable to each Mortgaged Property will be as allocated in the Mortgage Loan documents.

     "P&I Advance" means an Advance of principal and/or interest.

     "Partial Interest Only" means an Interest Only loan that pays principal and interest for a portion of its term.

     "Participants" means the participating organizations in the DTC.

     "Party in Interest" is defined on page S-164 to this prospectus supplement.

     "Pass-Through Rate" is defined on page S-127 to this prospectus supplement.

     "Payment After Determination Date Report" is defined on page S-144 to this prospectus supplement.

     "Penetration" means, with respect to a hotel Mortgaged Property, the ratio between the hotel's operating results and the corresponding data for the market. If the penetration factor is greater than 100%, then hotel is performing better than the competitive market; conversely, if the penetration is less than 100%, the hotel is performing at a level below the competitive market.

                                     S-184

     "Periodic Treasury Yield" means (a) the annual yield to maturity of the actively traded noncallable U.S. Treasury fixed interest rate security (other than such security which can be surrendered at the option of the holder at face value in payment of federal estate tax or which was issued at a substantial discount) that has a maturity closest to (whether before, on or after) the maturity date (or if two or more securities have maturity dates equally close to the maturity date, the average annual yield to maturity of all such securities), as reported in The Wall Street Journal or other authoritative publication or news retrieval service on the fifth business day preceding the prepayment date, divided by (b) twelve, if scheduled payment dates are monthly, or four, if scheduled payment dates are quarterly.

     "Permitted Encumbrances" means any or all of the following encumbrances:
(a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy
(or, if not yet issued, referred to in a pro forma title policy or a
"marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related
Mortgage Loan, (e) the rights of tenants (as tenants only) under leases
(including subleases) pertaining to the related Mortgaged Property which the related Mortgage Loan Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage, and (f) if such Mortgage Loan constitutes a
Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another
Mortgage Loan contained in the set of cross-collateralized Mortgage Loans.

     "Permitted Investments" means certain government securities and other investment grade obligations specified in the Pooling and Servicing Agreement.

     "Plan" means a fiduciary of any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and individual retirement annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code.

     "Plan Assets" means "plan assets" for purposes of Part 4 of Title I of
ERISA and Section 4975 of the Code.

     "Pooling and Servicing Agreement" means that certain pooling and servicing agreement dated as of December 1, 2005, among the Depositor, the Master
Servicer, the Special Servicer, the Trustee and the REMIC Administrator.

     "Post CAP Loan" means the KinderCare Portfolio Pari Passu Note A-1
Mortgage Loan, following the occurrence of and during the continuance of a
KinderCare Portfolio Control Appraisal Period.

     "Prepayment Interest Excess" means if a borrower prepaid a Mortgage Loan, in whole or in part, after the Due Date but on or before the Determination Date in any calendar month, then (to the extent actually collected) the amount of interest (net of related Master Servicing Fees and any Excess Interest) accrued on such prepayment from such Due Date to, but not including, the date of prepayment (or any later date through which interest accrues).

     "Prepayment Interest Shortfall" means if a borrower prepays a Mortgage
Loan, in whole or in part, after the Determination Date in any calendar month and does not pay interest on such

                                     S-185

prepayment through the end of such calendar month, then the shortfall in a full month's interest (net of related Master Servicing Fees and any Excess Interest)
on such prepayment.

     "Prepayment Premium" means a premium, penalty, charge (including, but not limited to, yield maintenance charges) or fee due in relation to a voluntary principal prepayment.

     "Prepayment Premium Period" means a period during which any voluntary principal prepayment is to be accompanied by a Prepayment Premium.

     "Primary Collateral" means the Mortgaged Property directly securing a
Cross-Collateralized Mortgage Loan or Mortgaged Property and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

     "Principal Distribution Amount" means, for any Distribution Date, the aggregate of the following):

       (a) the principal portions of all Monthly Payments (other than Balloon
   Payments) and any Assumed Monthly Payments due or deemed due, as the case may be, made by or on behalf of the related borrower or advanced, as the case may be, in respect of the Mortgage Loans in the Mortgage Pool, for their respective Due Dates occurring during the related Collection Period or any prior Collection Period (if not previously distributed);

       (b) all voluntary principal prepayments received on the Mortgage Loans in the Mortgage Pool during the related Collection Period;

       (c) with respect to any Balloon Loan in the Mortgage Pool as to which the related stated Maturity Date occurred during or prior to the related
   Collection Period, any payment of principal (exclusive of any voluntary principal prepayment and any amount described in clause (d) below) made by or on behalf of the related borrower during the related Collection Period, net of any portion of such payment that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment)
   due, or the principal portion of any Assumed Monthly Payment deemed due, in respect of such Mortgage Loan on a Due Date during or prior to the related
   Collection Period and not previously recovered;

       (d) all Liquidation Proceeds and Insurance and Condemnation Proceeds
   received on the Mortgage Loans in the Mortgage Pool during the related
   Collection Period that were identified and applied by the Master Servicer as recoveries of principal thereof, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Monthly
   Payment (other than a Balloon Payment) due, or the principal portion of any
   Assumed Monthly Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

       (e) the excess, if any, of the Principal Distribution Amount for the immediately preceding Distribution Date, over (ii) the aggregate distributions of principal made on the Sequential Pay Certificates in respect of the Principal Distribution Amount on such immediately preceding
   Distribution Date; and

       (f) with respect to the KC Pari Passu Note A-1 Component Mortgage Loan,
   the KC Pari Passu Note A-1 Principal Distribution Amount for such
   Distribution Date;

provided that the Principal Distribution Amount for any Distribution Date shall be reduced by the amount of any reimbursements of (i) Nonrecoverable Advances plus interest on such Nonrecoverable Advances that are paid or reimbursed from principal collections on the Mortgage Loans in a period during which such principal collections would have otherwise been included in the Principal
Distribution Amount for such Distribution Date and (ii) Workout-Delayed
Reimbursement Amounts plus interest on such amounts that are paid or reimbursed from principal collections on the Mortgage Loans in a period during which such principal collections would have otherwise been included in the Principal
Distribution Amount for such Distribution Date; provided, further, that in the case of clauses (i) and (ii) above, if any of the amounts that were reimbursed from principal collections on the Mortgage Loans are subsequently recovered on the related Mortgage Loan, such recovery will increase the Principal
Distribution Amount for the Distribution Date related to the period in which such recovery occurs.

     For purposes of the foregoing, the Monthly Payment due on any Mortgage
Loan on any related Due Date will reflect any waiver, modification or amendment of the terms of such Mortgage Loan,

                                     S-186

whether agreed to by the Master Servicer or Special Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related borrower.

     "Private Certificates" is defined on page S-125 to this prospectus supplement.

     "PTE" means a Prohibited Transaction Exemption.

     "Purchase Option" means, in the event a Mortgage Loan becomes a Defaulted
Mortgage Loan, the assignable option (such option will only be assignable after such option arises) of any majority Certificateholder of the Controlling Class or the Special Servicer to purchase the related Defaulted Mortgage Loan, subject to the purchase rights of any mezzanine lender and the purchase option of the KC Pari Passu Note A-1 Controlling Class Holder (in the case of the
KinderCare Portfolio Whole Loan) from the Trust Fund at the Option Price.

     "Purchase Price" means the price generally equal to the unpaid principal balance of the related Mortgage Loan (including any subordinate components thereof), plus any accrued but unpaid interest thereon (other than Excess
Interest) at the related Mortgage Rate to but not including the Due Date in the
Collection Period of repurchase, plus any related unreimbursed Master Servicing
Fees, Special Servicing Fees, Trustee Fees and Servicing Advances, any interest on any Advances and any related Additional Trust Fund Expenses (including any
Additional Trust Fund Expense previously reimbursed or paid by the Trust Fund but not so reimbursed by the related mortgagor or other party from Insurance
Proceeds, Condemnation Proceeds or otherwise), and any Liquidation Fees (if purchased outside of the time frame set forth in the Pooling and Servicing
Agreement).

     "Qualified Substitute Mortgage Loan" means, in connection with the replacement of a defective Mortgage Loan as contemplated by the Pooling and
Servicing Agreement, any other mortgage loan which, on the date of substitution, (i) has a principal balance, after deduction of the principal portion of any unpaid Monthly Payment due on or before the date of substitution, not in excess of the Stated Principal Balance of the defective
Mortgage Loan; (ii) is accruing interest at a fixed rate of interest at least equal to that of the defective Mortgage Loan; (iii) has the same Due Date as, and a grace period for delinquent Monthly Payments that is no longer than, the
Due Date and grace period, respectively, of the defective Mortgage Loan; (iv)
is accruing interest on the same basis as the defective Mortgage Loan (for example, on the basis of a 360-day year consisting of twelve 30-day months);
(v) has a remaining term to stated maturity not greater than, and not more than two years less than, that of the defective Mortgage Loan and, in any event, has a Maturity Date not later than two years prior to the Rated Final Distribution
Date; (vi) has a then current loan-to-value ratio not higher than, and a then current debt service coverage ratio not lower than, the loan-to-value ratio and debt service coverage ratio, respectively, of the defective Mortgage Loan as of the Delivery Date; (vii) has comparable prepayment restrictions to those of the defective Mortgage Loan, (viii) will comply (except in a manner that would not be adverse to the interests of the Certificateholders (as a collective whole)
in or with respect to such mortgage loan), as of the date of substitution, with all of the representations relating to the defective Mortgage Loan set forth in or made pursuant to the Mortgage Loan Purchase and Sale Agreement; (ix) has a
Phase I environmental assessment and a property condition report relating to the related Mortgaged Property in its Servicing File, which Phase I environmental assessment will evidence that there is no material adverse environmental condition or circumstance at the related Mortgaged Property for which further remedial action may be required under applicable law, and which property condition report will evidence that the related Mortgaged Property is in good condition with no material damage or deferred maintenance; and (x)
constitutes a "qualified replacement mortgage" within the meaning of Section
860G(a)(4) of the Code; provided, however, that if more than one mortgage loan is to be substituted for any defective Mortgage Loan, then all such proposed replacement mortgage loans will, in the aggregate, satisfy the requirement specified in clause (i) of this definition and each such proposed replacement mortgage loan will, individually, satisfy each of the requirements specified in clauses (ii) through (x) of this definition; and provided, further, that no mortgage loan will be substituted for a defective Mortgage Loan unless (x) such prospective replacement mortgage loan will be acceptable to the Directing
Certificateholder (or, if there is no Directing Certificateholder then serving, to the Holders of Certificates representing a majority of the Voting Rights allocated to the Controlling Class), in its (or their) sole discretion, and (y)
each Rating Agency will have confirmed in writing to the Trustee that such substitution will not in and of itself result in an adverse rating

                                     S-187

event with respect to any Class of Rated Certificates (such written confirmation to be obtained by, and at the expense of, the related Mortgage
Loan Seller effecting the substitution).

     "Rated Final Distribution Date" means the Distribution Date in September
10, 2047, which is the first Distribution Date that follows five years after the end of the amortization term for the Mortgage Loan that, as of the Cut-off
Date, has the longest remaining amortization term, irrespective of its scheduled maturity.

     "Rating Agencies" means S&P and Moody's.

     "Realized Losses" means losses on or in respect of the Mortgage Loans or
Serviced Whole Loan arising from the inability of the Master Servicer and/or the Special Servicer to collect all amounts due and owing under any such
Mortgage Loan, including by reason of the fraud or bankruptcy of a borrower or a casualty of any nature at a Mortgaged Property, to the extent not covered by insurance. The Realized Loss in respect of any REO Loan as to which a final recovery determination has been made is an amount generally equal to (i) the unpaid principal balance of such Mortgage Loan or Serviced Whole Loan (or REO
Loan) as of the Due Date related to the Collection Period in which the final recovery determination was made, plus (ii) all accrued but unpaid interest
(excluding Excess Interest) on such Mortgage Loan (or REO Loan) at the related
Mortgage Rate to but not including the Due Date related to the Collection
Period in which the final recovery determination was made, plus (iii) any related unreimbursed Servicing Advances as of the commencement of the
Collection Period in which the final recovery determination was made, together with any new related Servicing Advances made during such Collection Period, minus (iv) all payments and proceeds, if any, received in respect of such
Collection Period related to the Mortgage Loan, Serviced Whole Loan or REO Loan
during the Collection Period in which such final recovery determination was made (net of any related Liquidation Expenses paid therefrom). If any portion of the debt due under a Mortgage Loan or Serviced Whole Loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the Master Servicer or the Special Servicer or in connection with the bankruptcy or similar proceeding involving the related borrower, the amount so forgiven also will be treated as a Realized Loss.

     "Record Date" is defined on page S-12 to this prospectus supplement.

     "Reimbursement Rate" means a per annum rate equal to the "prime rate" as published in the "Money Rates" section of The Wall Street Journal, as such prime rate" may change from time to time except that no interest will be payable with respect to any P&I Advance of a payment due on a Mortgage Loan during the applicable grace period.

     "REIT" means a real estate investment trust.

     "Related Loans" means two or more Mortgage Loans with respect to which the related Mortgaged Properties are either owned by the same entity or owned by two or more entities controlled by the same key principals.

     "Related Proceeds" means future payments and other collections, including in the form of Insurance Proceeds, Condemnation Proceeds and Liquidation
Proceeds, on or in respect of the related Mortgage Loan, or Serviced Whole Loan or REO Property.

     "Release Date" means the Due Date upon which the related borrower can exercise its Defeasance Option.

     "REMIC" is defined on page S-161 to this prospectus supplement.

     "REMIC I" is defined on page S-161 to this prospectus supplement.

     "REMIC II" is defined on page S-161 to this prospectus supplement.

     "REMIC II Certificates" is defined on page S-125 to this prospectus supplement.

     "REMIC Administrator" means the Trustee with respect to its duties with respect to REMIC administration.

     "REMIC Residual Certificates" is defined on page S-125 to this prospectus supplement.

     "REO Loan" means any Defaulted Mortgage Loan, Mortgage Loan or Serviced
Whole Loan as to which the related Mortgaged Property has become an REO
Property.

                                     S-188

     "REO Property" means each Mortgaged Property acquired on behalf of the
Certificateholders in respect of a Defaulted Mortgage Loan through foreclosure, deed-in-lieu of foreclosure or otherwise.

     "REO Tax" is defined on page S-162 to this prospectus supplement.

     "Required Appraisal Loan" means any Mortgage Loan or Serviced Whole Loan with respect to which an Appraisal Trigger Event has occurred.

     "Restricted Group" means any Exemption-Favored Party, the Trustee, the
Depositor, the Master Servicer, the Special Servicer, any sub-servicer, any
Mortgage Loan Seller, any borrower with respect to Mortgage Loans constituting more than 5.0% of the aggregate unamortized principal balance of the Mortgage
Pool as of the date of initial issuance of the Certificates and any affiliate of any of the aforementioned persons.

     "Revised Rate" means the increased interest rate applicable to an ARD Loan after the Anticipated Repayment Date set forth in the related Mortgage Note that extends until final maturity.

     "RevR" means, with respect to a hotel Mortgaged Property, room revenue per available room which is calculated by multiplying occupancy times the Average
Daily Rate for a given period.

     "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

     "Senior Certificates" is defined on page S-125 to this prospectus supplement.

     "Sequential Pay Certificates" is defined on page S-16 to this prospectus supplement.

     "Servicing Advances" means customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Master Servicer or Special Servicer in connection with the servicing of a Mortgage Loan, or a Serviced Whole Loan after a default, delinquency or other unanticipated event, or in connection with the administration of any REO Property.

     "Servicing Standard" means to service and administer a Mortgage Loan or
Serviced Whole Loan for which it is responsible on behalf of the Trust (a) with the same care, skill, prudence and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder; (b) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans, the full collection of all Prepayment Premiums that may become payable under the
Mortgage Loans and, in the case of the Special Servicer, if a Mortgage Loan comes into and continues in default and if, in the reasonable judgment of the
Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments (including payments of Prepayment Premiums), the maximization of the recovery on such Mortgage Loan to; and (c) without regard to: (i) any known relationship that the Master Servicer (or any affiliate thereof) or the Special Servicer (or any affiliate thereof), as the case may be, may have with the related mortgagor or with any other party to the Pooling and Servicing Agreement; (ii) the ownership of any Certificate, any interest in any mezzanine loan by the Master Servicer (or any affiliate thereof) or the
Special Servicer (or any affiliate thereof), as the case may be; (iii) the obligation of the Master Servicer to make Advances, (iv) the obligation of the
Special Servicer to direct the Master Servicer to make Servicing Advances; (v)
the right of the Master Servicer (or any affiliate thereof) or the Special
Servicer (or any affiliate thereof), as the case may be, to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction; (vi) any ownership, servicing and/or management by the Master Servicer (or any affiliate thereof)
or the Special Servicer (or any affiliate thereof), as the case may be, of any other mortgage loans or real property and (vii) any obligation of the Master
Servicer or Special Servicer, or any affiliate thereof, to repurchase or substitute for a Mortgage Loan as a Mortgage Loan Seller.

     "Servicing Transfer Event" means, with respect to any Mortgage Loan or
Serviced Whole Loan, any of the following events: (a) the related mortgagor has failed to make when due any Monthly Payment (including a Balloon Payment) or any other payment required under the related loan documents, which failure continues, or the Master Servicer or the Special Servicer determines, in its reasonable judgment, will continue, unremedied (i) except in the case of a delinquent Balloon

                                     S-189

Payment, for 60 days beyond the date on which the subject payment was due, and
(ii) solely in the case of a delinquent Balloon Payment, for one Business Day beyond the related maturity date or, if the related Mortgagor has delivered to the Master Servicer, on or before the related maturity date, a refinancing commitment reasonably acceptable to the Master Servicer (who shall promptly forward to the Special Servicer a copy of such refinancing commitment), for such longer period, not to exceed 60 days beyond the related maturity date, during which the refinancing would occur; or (b) the Master Servicer (or the
Special Servicer with the consent of the Directing Certificateholder) has determined, in its reasonable judgment, that a default in the making of a
Monthly Payment (including a Balloon Payment) or any other material payment required under the related loan documents is likely to occur within 30 days and either (i) the related mortgagor has requested a material modification of the payment terms of the loan or (ii) such default is likely to remain unremedied for at least the period contemplated by clause (a) of this definition; or (c)
the Master Servicer (or the Special Servicer with the consent of the Directing
Certificateholder) has determined, in its reasonable judgment, that a default, other than as described in clause (a) or (b) of this definition, has occurred or is imminent that may materially impair the value of the related Mortgaged
Property as security for the loan, which default has continued or is reasonably expected to continue unremedied for the applicable cure period under the terms of the loan (or, if no cure period is specified, for 60 days); or (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary action against the related mortgagor under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, will have been entered against the related mortgagor and such decree or order will have remained in force undismissed, undischarged or unstayed; or (e) the related mortgagor will have consented to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to such mortgagor or of or relating to all or substantially all of its property; or (f) the related mortgagor will have admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations;
or (g) the Master Servicer will have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged
Property.

     "Special Actions" means (i) any foreclosure upon or comparable conversion
(which may include acquisitions of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default; (ii) any modification or waiver of a term of a
Mortgage Loan; (iii) any proposed sale of a defaulted Mortgage Loan or REO
Property (other than in connection with the termination of the Trust Fund as described under "Description of the Certificates--Termination" or pursuant to a
Purchase Option as described under "Servicing of the Mortgage Loans--Defaulted
Mortgage Loans; Purchase Option" in this prospectus supplement); (iv) any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address hazardous materials located at an
REO Property; (v) any acceptance of substitute or additional collateral for a
Mortgage Loan unless required by the underlying loan documents and any release of a material portion of the real estate collateral securing the Mortgage Loan;
(vi) any waiver of a "due-on-sale" or "due-on-encumbrance" clause (subject to certain exceptions set forth in the Pooling and Servicing Agreement); (vii) any acceptance or approval of acceptance or consent to acceptance of an assumption agreement releasing a borrower from liability under a Mortgage Loan (subject to certain exceptions set forth in the Pooling and Servicing Agreement); (viii)
any acceptance of any discounted payoff of the Mortgaged Loan; (ix) any release of earnout reserve funds that are not automatic based on the satisfaction of any requirements set forth in the related underlying Mortgage Loan documentation; and (x) the release of any letters of credit that are not automatic based on the satisfaction of any requirements set forth in the related underlying Mortgage Loan documentation.

     "Specially Serviced Mortgage Loan" means any Mortgage Loan (other than a
Corrected Mortgage Loan) as to which a Servicing Transfer Event has occurred.

     "Special Servicer" is defined on page S-11 to this prospectus supplement.

                                     S-190

     "Special Servicing Fee" means principal compensation to be paid to the
Special Servicer in respect of its special servicing activities, which in any event shall be a minimum of $4000 per month per Specially Serviced Mortgage
Loan and REO Property.

     "Special Servicing Fee Rate" means a rate equal to 0.35% (35 basis points)
per annum.

     "Startup Day" is defined on page S-161 to this prospectus supplement.

     "Stated Principal Balance" means, initially, the outstanding principal balance of the Mortgage Loans as of the Cut-off Date and will be permanently reduced (to not less than zero) on each Distribution Date by (i) any payments or other collections (or advances in lieu thereof) of principal on such
Mortgage Loan that have been distributed on the Certificates on such date and
(ii) the principal portion of any Realized Loss incurred in respect of such
Mortgage Loan during the related Collection Period. In addition, to the extent that principal from general collections is used to reimburse Nonrecoverable
Advances or Workout-Delayed Reimbursement Amounts, and such amount has not been included as part of the Principal Distribution Amount, such amount shall not reduce the Stated Principal Balance prior to a Liquidation Event or other liquidation or disposition of the related Mortgage Loan or REO Property (other than for purposes of computing the Weighted Average Net Mortgage Rate).

     "Sub-Servicer" means a third-party servicer to which the Master Servicer or the Special Servicer has delegated its servicing obligations with respect to one or more Mortgage Loans.

     "Sub-Servicing Agreement" means the sub-servicing agreement between the
Master Servicer or Special Servicer, as the case may be, and a Sub-Servicer.

     "Sub-Servicing Fee Rate" means the per annum rate at which the monthly sub-servicing fee is payable to the related Sub-Servicer.

     "Subordinate Certificates" means the Classes of Certificates other than the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class XW, Class KC,
Class V and the REMIC Residual Certificates.

     "Substitution Shortfall Amount" means, in connection with the replacement of a defective Mortgage Loan as contemplated by the Pooling and Servicing
Agreement, the shortfall amount required to be paid to the Trustee equal to the difference between the Purchase Price of the deleted Mortgage Loan calculated as of the date of substitution and the Stated Principal Balance of such
Qualified Substitute Mortgage Loan as of the date of substitution.

     "Trust" is defined on page S-125 to this prospectus supplement.

     "Trustee" is defined on page S-11 to this prospectus supplement.

     "Trustee Fee" means the monthly fee payable to the Trustee pursuant to the
Pooling and Servicing Agreement.

     "Trust Fund" is defined on page S-125 to this prospectus supplement.

     "Underwriters" means, collectively, Banc of America Securities LLC, Bear,
Stearns & Co. Inc., Barclays Capital Inc., Deutsche Bank Securities Inc. and
Morgan Stanley & Co. Incorporated.

     "Underwriting Agreement" means that certain underwriting agreement among the Depositor and the Underwriters.

     "Units", "Keys", "Pads" and "SF" respectively, mean: (i) in the case of a
Mortgaged Property operated as multifamily housing, the number of apartments, regardless of the size of or number of rooms in such apartment (referred to in
Annex A1 to this prospectus supplement as "Units"); (ii) in the case of a
Mortgaged Property operated as a hotel, the number of rooms (referred to in
Annex A1 to this prospectus supplement as "Keys"); (iii) in the case of a
Mortgaged Property operated as a Manufactured Housing Community, the number of pads (referred to in Annex A1 to this prospectus supplement as "Pads"); and
(iv) in the case of a Mortgaged Property operated as an office or retail building facility the number of square feet (referred to in Annex A1 to this prospectus supplement as "SF").

     "UPB" means, with respect to any Mortgage Loan, its unpaid principal balance.

     "USP" means the Uniform Standards of Professional Appraisal Practice.

                                     S-191

     "U/W Cash Flow" or "Underwritten Cash Flow" means, with respect to any
Mortgaged Property, the Cash Flow derived therefrom that was available for debt service, calculated as U/W Revenues less U/W Expenses, U/W Reserves and U/W tenant improvements and leasing commissions. See also "Cash Flow" above.

       (i) "U/W Revenues" are the anticipated Revenues in respect of a
   Mortgaged Property, generally determined by means of an estimate made at the origination of such Mortgage Loan or, as in some instances, as have been subsequently updated. U/W Revenues have generally been calculated (a)
   assuming that the occupancy rate for the Mortgaged Property was consistent with the Mortgaged Property's current or historical rate, or the relevant market rate, if such rate was less than the occupancy rate reflected in the most recent rent roll or operating statements, as the case may be, furnished by the related borrower, and (b) in the case of retail, office, industrial and warehouse Mortgaged Properties, assuming a level of reimbursements from tenants consistent with the terms of the related leases or historical trends at the Mortgaged Property, and in certain cases, assuming that a specified percentage of rent will become defaulted or otherwise uncollectible. In addition, in the case of retail, office, industrial and warehouse Mortgaged Properties, upward adjustments may have been made with respect to such revenues to account for all or a portion of the rents provided for under any new leases scheduled to take effect later in the year. Also, in the case of certain Mortgaged Properties that are operated as a hotel property and are subject to an operating lease with a single operator, U/W Revenues were calculated based on revenues received by the operator rather than rental payments received by the related borrower under the operating lease.

       (ii) "U/W Expenses" are the anticipated Expenses in respect of a
   Mortgaged Property, generally determined by means of an estimate made at the origination of such Mortgage Loan or as in some instances as may be updated. U/W Expenses were generally assumed to be equal to historical annual expenses reflected in the operating statements and other information furnished by the borrower, except that such expenses were generally modified by (a) if there was no management fee or a below market management fee, assuming that a management fee was payable with respect to the
   Mortgaged Property in an amount approximately equal to a percentage of assumed gross revenues for the year, (b) adjusting certain historical expense items upwards or downwards to amounts that reflect industry norms for the particular type of property and/or taking into consideration material changes in the operating position of the related Mortgaged
   Property (such as newly signed leases and market data) and (c) adjusting for non-recurring items (such as capital expenditures) and tenant improvement and leasing commissions, if applicable (in the case of certain retail, office, industrial and warehouse Mortgaged Properties, adjustments may have been made to account for tenant improvements and leasing commissions at costs consistent with historical trends or prevailing market conditions and, in other cases, operating expenses did not include such costs).

Actual conditions at the Mortgaged Properties will differ, and may differ substantially, from the assumed conditions used in calculating U/W Cash Flow.
In particular, the assumptions regarding tenant vacancies, tenant improvements and leasing commissions, future rental rates, future expenses and other conditions if and to the extent used in calculating U/W Cash Flow for a
Mortgaged Property, may differ substantially from actual conditions with respect to such Mortgaged Property. There can be no assurance that the actual costs of reletting and capital improvements will not exceed those estimated or assumed in connection with the origination or purchase of the Mortgage Loans.

In most cases, U/W Cash Flow describes the cash flow available after deductions for capital expenditures such as tenant improvements, leasing commissions and structural reserves. In those cases where such "reserves" were so included, no cash may have been actually escrowed. No representation is made as to the future net cash flow of the properties, nor is U/W Cash Flow set forth in this prospectus supplement intended to represent such future net cash flow.

     "U/W DSCR", "Underwritten DSCR" or "Underwritten Debt Service Coverage
Ratio" means with respect to any Mortgage Loan (a) the U/W Cash Flow for the related Mortgage Loan divided by (b) the Annual Debt Service for such Mortgage
Loan, except:

       (i) (A) with respect to the KC Pari Passu Note A-1 Component Mortgage
   Loan, such calculation includes the KC Pari Passu Note A-1 Senior
   Component, the KinderCare Pari Passu

                                     S-192

   Note A-2 and the KinderCare Pari Passu Note A-3 (but excludes the KC Pari
   Passu Note A-1 Subordinate Components); and (B) with respect to the 277
   Park Avenue Pari Passu Note A-1 Mortgage Loan, such calculation includes the 277 Park Avenue Pari Passu Note A-2. Accordingly such ratios would be higher if the subordinate components were included;

       (ii) with respect to four sets of Cross-Collateralized Mortgage Loans
   ((a) Loan Nos. 57834, 57835, 57837 and 57887, (b) Loan Nos. 59005 and
   59006, (c) Loan Nos. 58888 and 58889, and (d) Loan Nos. 12138 and 13664 on
   Annex A1 to this prospectus supplement) (A) the aggregate U/W Cash Flow for the related Cross-Collateralized Mortgage Loans divided by (B) the aggregate Annual Debt Service for such Cross-Collateralized Mortgage Loans;
   and

       (iii) with respect to each Holdback Loan (a) the U/W Cash Flow for the related Mortgage Loan divided by (b) the Annual Debt Service for such
   Holdback Loan (net of the debt service in respect of the holdback).

     "U/W Replacement Reserves" means, with respect to any Mortgaged Property, the aggregate amount of on-going reserves (generally for capital improvements and replacements) assumed to be maintained with respect to such Mortgaged
Property. In each case, actual reserves, if any, may be less than the amount of
U/W Reserves.

     "U/W Replacement Reserves Per Unit" means, with respect to any Mortgaged
Property, (a) the related U/W Reserves, divided by (b) the number of Units,
Keys, SF or Pads, as applicable.

     "Weighted Average Net Mortgage Rate" means, for any Distribution Date, the weighted average of the Net Mortgage Rates for all the Mortgage Loans
(excluding each KC Pari Passu Note A-1 Subordinate Component rate and balance)
immediately following the preceding Distribution Date (weighted on the basis of their respective Stated Principal Balances (as defined in this prospectus supplement).

     "Withheld Amount" is defined on page S-140 to this prospectus supplement.

     "Workout Fee" means the fee generally payable to the Special Servicer in connection with the workout of a Specially Serviced Mortgage Loan.

     "Workout Fee Rate" means a rate equal to 1.00% (100 basis points).

     "Workout-Delayed Reimbursement Amount" is defined on page S-142 to this prospectus supplement.

     "YM" means, with respect to any Mortgage Loan, a yield maintenance premium.

     "YMP" means yield maintenance period.

                                     S-193

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX A1
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                  LOAN
  SEQUENCE       NUMBER   LOAN ORIGINATOR     PROPERTY NAME
  --------       ------   ---------------     -------------

      1          59147    Bank of America     277 Park Avenue
      2          59414    Bank of America     KinderCare Portfolio (vii) (ix)

     3.1        43439-1   BSCMI               Perdue Springs
     3.2        43439-2   BSCMI               Roosevelt Blvd
     3.3        43439-3   BSCMI               Beach Road
     3.4        43439-4   BSCMI               Highway 17
     3.5        43439-5   BSCMI               Chandler Blvd
     3.6        43439-6   BSCMI               Coon Rapids
     3.7        43439-7   BSCMI               Salt Lake South
     3.8        43439-8   BSCMI               Sheridan
     3.9        43439-9   BSCMI               Two Notch
     3.10       43439-10  BSCMI               Indianapolis North
     3.11       43439-11  BSCMI               Highway 2252
     3.12       43439-12  BSCMI               Ina Road
     3.13       43439-13  BSCMI               Orlando North
     3.14       43439-14  BSCMI               Albuquerque
     3.15       43439-15  BSCMI               Culebra Rd
     3.16       43439-16  BSCMI               Brook Hollow
     3.17       43439-17  BSCMI               O'Hare
     3.18       43439-18  BSCMI               Nashville North
     3.19       43439-19  BSCMI               Bell Road
     3.20       43439-20  BSCMI               Highway 121
     3.21       43439-21  BSCMI               Birmingham North
     3.22       43439-22  BSCMI               Hurstbourne
     3.23       43439-23  BSCMI               Dublin
     3.24       43439-24  BSCMI               Rolling Creek
     3.25       43439-25  BSCMI               Kieth Harrow
     3.26       43439-26  BSCMI               Bandera Road
     3.27       43439-27  BSCMI               Perrin Beitel
     3.28       43439-28  BSCMI               Oak Village
     3.29       43439-29  BSCMI               Woods Cross
     3.30       43439-30  BSCMI               Highway 290
     3.31       43439-31  BSCMI               Jana Lane
     3.32       43439-32  BSCMI               North Dallas
     3.33       43439-33  BSCMI               Albermarle Road
     3.34       43439-34  BSCMI               Highway 6
     3.35       43439-35  BSCMI               Knoxville
     3.36       43439-36  BSCMI               Carrollton
     3.37       43439-37  BSCMI               Webster
     3.38       43439-38  BSCMI               Six Flags
     3.39       43439-39  BSCMI               El Paso
     3.40       43439-40  BSCMI               Arlington
      3          43439    BSCMI               INTOWN SUITES PORTFOLIO (ROLLUP)

      4          58988    Bank of America     Summit at Warner Center
      5          58791    Bank of America     Burnett Plaza
      6          59416    Bank of America     Paramus Park Mall
      7          58930    Bank of America     Omni Hotel-San Diego
      8          59472    Bank of America     ODS Tower
      9          59445    Bank of America     2001 K Street
      10         58987    Bank of America     River Ranch Apartments
      11         58946    Bank of America     One Old Country Road
      12         59448    Bank of America     Scottsdale Fiesta
      13         59459    Bank of America     Loop Central
      14         59473    Bank of America     Crescent Center
      15        20051191  Barclays            Windsor Apartments
      16         59377    Bank of America     Huntington by the Sea
      17         44177    BSCMI               11620 Wilshire
      18        20051342  Barclays            Graves 601 Hotel
      19         59374    Bank of America     Flagstaff Mall
      20        20050765  Barclays            Mount Vernon Shopping Center
      21         59409    Bank of America     150 East 57th Street Apartments

      22         57834    Bank of America     Park View Medical Office Building
      23         57835    Bank of America     Physicians Park
      24         57837    Bank of America     Atrium
      25         57887    Bank of America     Building B
                                              SUBTOTAL CROSSED LOANS

      26        20050894  Barclays            Market Square Plaza
      27         57467    Bank of America     City Center
      28         14848    Bridger             Washington State Attorney General's Office Bldg
      29         59394    Bank of America     Elk Ridge Apartments
      30         59354    Bank of America     California Culinary Office
      31         59180    Bank of America     Spicetree Apartments
      32        20051277  Barclays            Ventana Canyon Apartments
      33         59411    Bank of America     Old Mill Corporate Center I
      34         15877    Bridger             Draper Technology Park
      35         16310    Bridger             Summit Woods Apartments
      36        20051278  Barclays            Remington Canyon Apartments
      37         59086    Bank of America     Courtney Oaks Apartments
      38         16084    Bridger             The Waterford Apartments
      39        20051332  Barclays            Audubon Park Apartments
      40        20051271  Barclays            Houghton Place Apartments
      41         59022    Bank of America     Caruso Northgate Apartments
      42         59182    Bank of America     3700 Buffalo Speedway
      43         59284    Bank of America     Bixby Village Plaza
      44         59286    Bank of America     US Storage - Torrance
      45        20051204  Barclays            Chicago Pneumatic
      46         59369    Bank of America     Westridge Executive Plaza
      47         59084    Bank of America     189 Montague Street
      48         59128    Bank of America     Baptist West Medical Office Building
      49         59384    Bank of America     Campus Plaza
      50         59240    Bank of America     1301 Virginia Drive
      51        20051207  Barclays            Hillside Ranch Apartments
      52         59389    Bank of America     Georgia Power Company
      53         58706    Bank of America     La Plaza Business Center
      54        20051273  Barclays            Shaw's Supermarket
      55        20051176  Barclays            St. Charles Apartments
      56         59212    Bank of America     Eaglewood Apartments
      57         59276    Bank of America     Island Walk Shopping Center
      58         44598    BSCMI               Tri-State Crossing
      59         59383    Bank of America     The Atrium Building
      60         59320    Bank of America     Collins Pointe Apartments

      61         59005    Bank of America     Desert North Commerce Center I
      62         59006    Bank of America     DESERT NORTH COMMERCE CENTER II
                                              SUBTOTAL CROSSED LOANS

      63         59287    Bank of America     Lake Point Apartments

     64.1        59312    Bank of America     Wawa Store - Rehoboth Beach, DE
     64.2        59312    Bank of America     Wawa Store - Royersford, PA
     64.3        59312    Bank of America     Wawa Store - Aberdeen, MD
      64         59312    Bank of America     Wawa Store Portfolio (Rollup)

      65         59311    Bank of America     Haltom Plaza
      66         59066    Bank of America     2770 Broadway
      67         59382    Bank of America     University Meadows Apartments
      68         59350    Bank of America     Comfort Inn-Long Island City

      69         58888    Bank of America     Sherlock Self Storage - Woodinville, WA
      70         58889    Bank of America     Sherlock Self Storage - Bothell, WA
                                              SUBTOTAL CROSSED LOANS

      71         59310    Bank of America     Smyrna Crossing
      72         59085    Bank of America     188 Montague Street
      73         59295    Bank of America     US Storage - Westminster
      74         58882    Bank of America     Newburgh Crossing

      75         12138    Bridger             All American Self Storage
      76         13664    Bridger             Statewide Self Storage
                                              SUBTOTAL CROSSED LOANS

     77.1        59288    Bank of America     164 West Hospitality Lane
     77.2        59288    Bank of America     825 East Hospitality Lane
      77         59288    Bank of America     FELDKAMP MEDICAL OFFICES (ROLLUP)

      78         59317    Bank of America     Hilton Garden Inn - North Point
      79         14494    Bridger             One De Zavala Business Center
      80         59322    Bank of America     RDA Building
      81         58957    Bank of America     Oak Tree Village
      82         15191    Bridger             Hampton Inn Bossier City
      83         14985    Bridger             Olde Naples Self Storage North
      84         15547    Bridger             Regency Place Apartments
      85         15842    Bridger             Maryland Park Apartments
      86         12606    Bridger             Courtyard by Marriott (McAllen)
      87         59044    Bank of America     Rainbow Plaza
      88         59285    Bank of America     Lakes at West Covina
      89         59200    Bank of America     8328 Center Drive Self Storage
      90         15978    Bridger             Northgate Villas
      91         59349    Bank of America     NVR Warehouse
      92         14805    Bridger             Timberlane Apartments
      93         59373    Bank of America     Milestone Square Shopping Center
      94         59378    Bank of America     River Park Office
      95        20050866  Barclays            KMart Desert Hot Springs
      96         59386    Bank of America     Siegen Self Storage Facility
      97         59293    Bank of America     253 Nassau Street
      98         16382    Bridger             Pacheco Park
      99         59390    Bank of America     Airport Self Storage
     100        20051348  Barclays            Five Seasons MHC
     101         59139    Bank of America     PA Marriott Portfolio: Springhill Suites-West Mifflin, PA
     102         44408    BSCMI               Camino Real Apartments

    103.1       44678-1   BSCMI               Prospect Place
    103.2       44678-2   BSCMI               Underhill Avenue
     103         44678    BSCMI               UNDERHILL AVENUE & PROSPECT PLACE (ROLLUP)

     104         15892    Bridger             Parkside Commons Apartments
     105         59348    Bank of America     Glen Cove Towne Center
     106         59265    Bank of America     68 Marginal Way

    107.1       43337-1   BSCMI               Jasmine Plaza
    107.2       43337-2   BSCMI               65 Flagship Drive
     107         43337    BSCMI               JASMINE PLAZA & 65 FLAGSHIP ROAD (ROLLUP)

     108         59308    Bank of America     Northside Shopping Center
     109         15643    Bridger             Hampton Technology Center
     110         15262    Bridger             Desertbrook Apartments
     111        20051133  Barclays            Town Hall Industrial Building
     112         59232    Bank of America     Harbor North
     113         13734    Bridger             Windermere Office Bldg - Soundview
     114         59173    Bank of America     Southside Shopping Center
     115         59213    Bank of America     Hickory Valley Apartments
     116         15260    Bridger             AutoMall Self Storage
     117         59395    Bank of America     Euclid Plaza
     118         15639    Bridger             Stonebridge Apts.
     119         12725    Bridger             Cambridge Apartments
     120         15274    Bridger             Greenbrier Village Condominium Apartments
     121         13712    Bridger             Mission Hospital Office
     122         13611    Bridger             Lake Pointe Office Building
     123         59376    Bank of America     Garden City Apartments
     124         15079    Bridger             Quality Self Storage - Lochmoor - Ft. Myers
     125         15470    Bridger             Walgreens at the Market at Wells Branch
     126         59305    Bank of America     Sunset of Avon
     127         14481    Bridger             The Plaza Office Building A
     128         15420    Bridger             Martin Self Storage - Carolina Beach Road
     129         59199    Bank of America     1415 Old Oakland Self Storage
     130         14715    Bridger             The Plaza Office Building B
     131        20050961  Barclays            CVS - Port St. Lucie
     132         15353    Bridger             FedEx - Burlington
     133         14466    Bridger             Eagles Landing
     134         14124    Bridger             Double D Storage
     135         14961    Bridger             Expressway Plaza
     136         58948    Bank of America     Glen Hollow Apartments
     137         13950    Bridger             Sheridan Park Self Storage
     138         15590    Bridger             Meadow Park Plaza
     139        20050659  Barclays            West Haven Apartments
     140         15268    Bridger             Crossroads Center - Bend
     141         59226    Bank of America     Holiday Inn Express - Houston
     142         59194    Bank of America     Holiday Inn Express - Monaca, PA
     143         14773    Bridger             Kendall Homes Apartments
     144         13727    Bridger             Spolski Industrial Portfolio
     145         14147    Bridger             Space Place Self Storage
     146         13388    Bridger             Corner View Commons
     147        20051224  Barclays            Rite Aid - Richland, WA
     148         59162    Bank of America     Poway Road Mini Storage
     149         14252    Bridger             Trademark Plaza
     150         15196    Bridger             Juliet Rainbow Office
     151         59370    Bank of America     Sorensen Palm Bay Self Storage
     152         14785    Bridger             Kinnaman Terrace
     153         11839    Bridger             Village Square Shoppes
     154         14229    Bridger             Sandstone Commons
     155         14824    Bridger             Osprey Point
     156         14787    Bridger             Windcom Court
     157         12477    Bridger             Azevedo Plaza - Walgreens
     158         15245    Bridger             Quality Self Storage - Bradenton
     159         59307    Bank of America     6900 Camp Bowie
     160         44137    BSCMI               612-626 Main Street
     161         14897    Bridger             Carmel Centre II
     162         15136    Bridger             River Run Apartments
     163         15629    Bridger             North Peoria Retail
--------------------------------------------------------------------------------------------------------
                                              TOTALS/WEIGHTED AVERAGE
========================================================================================================

SEQUENCE    PROPERTY ADDRESS                                                   COUNTY                    CITY                STATE
--------    ----------------                                                   ------                    ----                -----

   1        277 Park Avenue                                                    New York                  New York             NY
   2        Various                                                            Various                   Various            Various

  3.1       2601 Perdue Springs Drive                                          Chesterfield              Chester              VA
  3.2       2833 Roosevelt Boulevard                                           Pinellas                  Clearwater           FL
  3.3       11451 Beach Boulevard                                              Duval                     Jacksonville         FL
  3.4       2236 Savannah Highway                                              Charleston                Charleston           SC
  3.5       15424 South 50th Street                                            Maricopa                  Phoenix              AZ
  3.6       420 Coon Rapids Boulevard NW                                       Anoka                     Coon Rapids          MN
  3.7       48 West 3300 South                                                 Salt Lake                 Salt Lake City       UT
  3.8       2900 West Hampden Avenue                                           Arapahoe                  Sheridan             CO
  3.9       8310 Two Notch Road                                                Richland                  Columbia             SC
  3.10      3650 West 86th Street                                              Marion                    Indianapolis         IN
  3.11      13220 Nacogdoches Road                                             Bexar                     San Antonio          TX
  3.12      4314 West Ina Road                                                 Pima                      Tucson               AZ
  3.13      736 Lee Road                                                       Orange                    Orlando              FL
  3.14      4676 Commerce Avenue, NE                                           Bernalillo                Albuquerque          NM
  3.15      7490 Culebra Road                                                  Bexar                     San Antonio          TX
  3.16      8201 Brookriver Hollow                                             Dallas                    Dallas               TX
  3.17      2411 Landmeier Road                                                Cook                      Elk Grove            IL
  3.18      1017 West Main Street                                              Summer                    Hendersonville       TN
  3.19      1621 Bell Road                                                     Davidson                  Nashville            TN
  3.20      101Valley View Drive                                               Denton                    Lewisville           TX
  3.21      1100 Huffman Road                                                  Jefferson                 Birmingham           AL
  3.22      4604 Wattbourne Lane                                               Jefferson                 Louisville           KY
  3.23      2797 Bethel Road                                                   Franklin                  Columbus             OH
  3.24      16909 Rolling Creek Drive                                          Harris                    Houston              TX
  3.25      5055 Highway 6 North                                               Harris                    Houston              TX
  3.26      6625 Bandera Road                                                  Bexar                     Leon Valley          TX
  3.27      9530 Perrin Beitel Road                                            Benar                     San Antonio          TX
  3.28      1727 Oak Village Boulevard                                         Tarrant                   Arlington            TX
  3.29      635 South 700 West                                                 Davis                     Woods Cross          UT
  3.30      14041 Norhwest Freeway                                             Harris                    Houston              TX
  3.31      6330 Fairmount Parkway                                             Harris                    Pasadena             TX
  3.32      19059 Preston Road                                                 Collin                    North Dallas         TX
  3.33      7135 Albemare Road                                                 Mecklenburg               Charlotte            NC
  3.34      9155 Highway 6 North                                               Harris                    Houston              TX
  3.35      109 South Gallaher View Road                                       Knox                      Knoxville            TN
  3.36      2661 Westgrove Drive                                               Dallas                    Carrollton           TX
  3.37      480 West Bay Area Boulevard                                        Harris                    Webster              TX
  3.38      2211 North Collins Street                                          Tarrant                   Arlington            TX
  3.39      7984 Gateway Boulevard East                                        El Paso                   El Paso              TX
  3.40      2601 South Cooper Street                                           Tarrant                   Arlington            TX
   3        Various                                                            Various                   Various            Various

   4        22219 Summit Vue Lane                                              Los Angeles               Woodland Hills       CA
   5        801 Cherry Street                                                  Tarrant                   Fort Worth           TX
   6        700 Paramus Park                                                   Bergen                    Paramus              NJ
   7        675 L Street                                                       San Diego                 San Diego            CA
   8        601 Southwest Second Avenue                                        Multnomah                 Portland             OR
   9        2001 K Street, NW                                                  District of Columbia      Washington           DC
   10       18005 West Annes Circle                                            Los Angeles               Canyon Country       CA
   11       1 Old Country Road                                                 Nassau                    Carle Place          NY
   12       9890-10500 N. 90th Street                                          Maricopa                  Scottsdale           AZ
   13       4828,4848 and 4888 Loop Central Drive                              Harris                    Houston              TX
   14       6075 Poplar Avenue                                                 Shelby                    Memphis              TN
   15       911 South Park Road                                                Broward                   Hollywood            FL
   16       21851 & 21871 Newland St                                           Orange                    Huntington Beach     CA
   17       11620 Wilshire Blvd.                                               Los Angeles               Los Angeles          CA
   18       601 First Avenue North                                             Hennipen                  Minneapolis          MN
   19       4650 N US Highway 89                                               Coconino                  Flagstaff            AZ
   20       500 East Sandford Boulevard                                        Westchester               Mount Vernon         NY
   21       150 East 57th Street                                               New York                  New York             NY

   22       2410 Patterson Street                                              Davidson                  Nashville            TN
   23       2400 Patterson Street                                              Davidson                  Nashville            TN
   24       250 25th Avenue North                                              Davidson                  Nashville            TN
   25       2400 Parman Place                                                  Davidson                  Nashville            TN

   26       17 North Second Street                                             Dauphin                   Harrisburg           PA
   27       888 West Big Beaver Road                                           Oakland                   Troy                 MI
   28       7171 Cleanwater Ln SW                                              Thurston                  Tumwater             WA
   29       501 Elkhart Street                                                 Arapahoe                  Aurora               CO
   30       350 Rhode Island Street                                            San Francisco             San Francisco        CA
   31       4854 Washtenaw Avenue                                              Washtenaw                 Ann Arbor            MI
   32       1250 American Pacific Drive                                        Clark                     Henderson            NV
   33       6322 South 3000 East                                               Salt Lake City            Salt Lake City       UT
   34       11734, 11778, 11814 South Election Rd & 11781 S Loan Peak Pkwy     Salt Lake                 Draper               UT
   35       1310 SW Overlook Drive                                             Shawnee                   Topeka               KS
   36       1000 American Pacific Drive                                        Clark                     Henderson            NV
   37       2325 Courtney Oaks Road                                            Mecklenburg               Charlotte            NC
   38       800 Nichols Boulevard                                              Washoe                    Sparks               NV
   39       8160 County Road 64                                                Baldwin                   Daphne               AL
   40       1008 Massachusetts Avenue                                          Middlesex                 Cambridge            MA
   41       237 Lantern Road                                                   Suffolk                   Revere               MA
   42       3700 Buffalo Speedway                                              Harris                    Houston              TX
   43       5745 East Pacific Coast Highway                                    Los Angeles               Long Beach           CA
   44       23711 Crenshaw Blvd.                                               Los Angeles               Torrance             CA
   45       1800 Overview Drive                                                York                      Rock Hill            SC
   46       26650 The Old Road                                                 Los Angeles               Valencia             CA
   47       189 Montgue Street                                                 Kings                     Brooklyn             NY
   48       10810 Parkside Drive                                               Knox                      Knoxville            TN
   49       428-454 Russell Street                                             Hampshire                 Hadley               MA
   50       1301 Virginia Drive                                                Montgomery                Ft. Washington       PA
   51       1350 North LBJ Drive                                               Hays                      San Marcos           TX
   52       2500 Patrick Henry Road                                            Henry                     McDonough            GA
   53       4220 South Maryland Parkway                                        Clark                     Las Vegas            NV
   54       66 Mountain View Drive                                             Chittenden                Colchester           VT
   55       50 Creekside Drive                                                 Cobb                      Kennesaw             GA
   56       1975 Maxwell Avenue                                                Yolo                      Woodland             CA
   57       1421 Sadler Road                                                   Nassau                    Fernandina Beach     FL
   58       294 County Road 120 South                                          Lawrence                  Burlington           OH
   59       16700 Valley View Avenue                                           Los Angeles               La Mirada            CA
   60       2601 Furrs Street                                                  Tarrant                   Arlington            TX

   61       42201 and 42211 North 41st Drive                                   Maricopa                  Phoenix              AZ
   62       42101 and 42105 North 41st Drive                                   Maricopa                  Phoenix              AZ

   63       7259 Lake Point Drive                                              Mecklenburg               Charlotte            NC

  64.1      4500 Highway One                                                   Sussex                    Rehoboth Beach       DE
  64.2      1860 Ridge Pike                                                    Montgomery                Royersford           PA
  64.3      231 North Philadelphia Boulevard                                   Harford                   Aberdeen             MD
   64       Various                                                            Various                   Various            Various

   65       3101-3189 Denton Highway                                           Tarrant                   Haltom City          TX
   66       2770 Broadway                                                      New York                  New York             NY
   67       4310 Sterling Way                                                  Isabella                  Mt. Pleasant         MI
   68       42-24 Crescent Street                                              Queens                    Long Island City     NY

   69       21601 W Bostian Road                                               Snohomish                 Woodinville          WA
   70       17101 Bothell Way                                                  King                      Bothell              WA

   71       2870 - 2890 Highway 212 SW                                         Rockdale                  Conyers              GA
   72       188 Montague Street                                                Kings                     Brooklyn             NY
   73       14528 Edwards Street                                               Orange                    Westminster          CA
   74       Route 300 and Route 17K                                            Orange                    Newburgh             NY

   75       6225 El Cajon Boulevard                                            San Diego                 San Diego            CA
   76       18671 Van Buren Boulevard                                          Riverside                 Riverside            CA

  77.1      164 West Hospitality Lane                                          San Bernardino            San Bernardino       CA
  77.2      825 East Hospitality Lane                                          San Bernardino            San Bernardino       CA
   77       Various                                                            San Bernardino            San Bernardino       CA

   78       10975 Georgia Lane                                                 Fulton                    Alpharetta           GA
   79       12770 Cimarron Path                                                Bexar                     San Antonio          TX
   80       800 Maynard Ave.                                                   King                      Seattle              WA
   81       1006 South Main Street                                             Atlantic                  Pleasantville        NJ
   82       1005 Gould Drive                                                   Bossier                   Bossier City         LA
   83       10550 Goodlette Road                                               Collier                   Naples               FL
   84       2800-2840 South Decatur Boulevard                                  Clark                     Las Vegas            NV
   85       1101 Dumont Boulevard                                              Clark                     Las Vegas            NV
   86       2131 South 10th Street                                             Hildalgo                  McAllen              TX
   87       2655 & 2685 Rainbow Boulevard                                      Clark                     La Vegas             NV
   88       1230 & 1240 Lakes Drive                                            Los Angeles               West Covina          CA
   89       8328 Center Drive                                                  San Diego                 La Mesa              CA
   90       2305 Carville Drive                                                Washoe                    Reno                 NV
   91       189 Little Beaver Road                                             Beaver                    Enon Valley          PA
   92       3985 East Bijou Avenue                                             El Paso                   Colorado Springs     CO
   93       14 North Avenue                                                    Dutchess                  Pleasant Valley      NY
   94       1540, 1555, 1565 River Park Drive                                  Sacramento                Sacramento           CA
   95       14011 Palm Drive                                                   Riverside                 Desert Hot Springs   CA
   96       8566 Siegen Lane                                                   East Baton Rouge Parish   Baton Rouge          LA
   97       253 Nassau Street                                                  Mercer                    Princeton            NJ
   98       1512 Pacheco Street                                                Santa Fe                  Santa Fe             NM
   99       3800 Campus Drive                                                  Orange                    Newport Beach        CA
  100       3421 Blairs Ferry Road NE                                          Linn                      Cedar Rapids         IA
  101       1000 Regis Avenue                                                  Allegheny                 Pittsburgh           PA
  102       2810 Salado Street                                                 Travis                    Austin               TX

 103.1      761 - 767 Prospect Place                                           Kings                     Brooklyn             NY
 103.2      41-43 Underhill Avenue                                             Kings                     Brooklyn             NY
  103       Various                                                            Kings                     Brooklyn             NY

  104       8732-8778 North Columbia Boulevard                                 Multnomah                 Portland             OR
  105       167-219 Glen Street                                                Nassau                    Glen Cove            NY
  106       68 Marginal Way                                                    Cumberland                Portland             ME

 107.1      733 Turnpike & 65 Flagship                                         Essex                     North Andover        MA
 107.2      65 Flagship Drive                                                  Essex                     North Andover        MA
  107       Various                                                            Essex                     North Andover        MA

  108       3300 N. Main Street & 100 E. Long                                  Tarrant                   Forth Worth          TX
  109       903 Gateway Boulevard                                              Hampton City              Hampton              VA
  110       3703 West Kennewick Avenue                                         Benton                    Kennewick            WA
  111       3458 Morreim Drive                                                 Boone                     Belvidere            IL
  112       2320 & 2340 Harbor Boulevard                                       Orange                    Costa Mesa           CA
  113       5801 Soundview Drive                                               Pierce                    Gig Harbor           WA
  114       930 South Washington Ave                                           Lackawanna                Scranton             PA
  115       1507 Hickory Valley Road                                           Hamilton                  Chattanooga          TN
  116       43941 Osgood Road                                                  Alameda                   Fremont              CA
  117       212 Euclid Avenue                                                  San Diego                 San Diego            CA
  118       3070 Kelly Circle                                                  Montgomery                Montgomery           AL
  119       2209-2225 Main Street                                              Fairfield                 Bridgeport           CT
  120       101 - 612 Brier Avenue                                             New Castle                Elsmere              DE
  121       1031 Avenida Pico                                                  Orange                    San Clemente         CA
  122       11612 Bee Caves Road                                               Travis                    Austin               TX
  123       41 Garden City Drive                                               Providence                Cranston             RI
  124       4150 Hancock Bridge Parkway                                        Lee                       Fort Myers           FL
  125       3407 Wells Branch Parkway                                          Travis                    Austin               TX
  126       260 West Main Street                                               Hartford                  Avon                 CT
  127       2310 Paseo Del Prado                                               Clark                     Las Vegas            NV
  128       4851 Carolina Beach Road                                           New Hanover               Wilmington           NC
  129       1415 Old Oakland Self Storage                                      Santa Clara               San Jose             CA
  130       2320 Paseo Del Prado                                               Clark                     Las Vegas            NV
  131       2873 Southwest Port Saint Lucie Boulevard                          Saint Lucie               Port Saint Lucie     FL
  132       322 Leroy Road                                                     Chittenden                Williston            VT
  133       900-970 Eagles Landing Parkway                                     Henry                     Stockbridge          GA
  134       3400 N. Golden State Blvd.                                         Stanislaus                Turlock              CA
  135       1200 Lowes Boulevard                                               Bell                      Killeen              TX
  136       505 Danville Road                                                  Gregg                     Kilgore              TX
  137       19-B Sheridan Park Circle                                          Beaufort                  Bluffton             SC
  138       7304 Lakewood Drive West                                           Pierce                    Lakewood             WA
  139       840 1st Avenue & 680 3rd Avenue                                    New Haven                 West Haven           CT
  140       533, 547 & 561 NE Bellevue Drive                                   Deschutes                 Bend                 OR
  141       1330 N. Sam Houston Parkway East                                   Harris                    Houston              TX
  142       105 Stone Quarry Road                                              Beaver                    Monaca               PA
  143       6114-6186 Tuswell Drive and 6118-6182 Kendall Ridge Loop           Franklin                  Dublin               OH
  144       301-311 West First Street, 2260 Old Lake Mary Road,
            2280 Old Lake Mary Road, 2239 Southwest Road,
            2772-2774 Depot Street                                             Seminole                  Sanford              FL
  145       4520 North Old Highway 40                                          Summit                    Park City            UT
  146       1425 Village Square Blvd.                                          Leon                      Tallahassee          FL
  147       1329 Lee Boulevard                                                 Benton                    Richland             WA
  148       14141 Poway Road                                                   SanDiego                  Poway                CA
  149       5400-5450 W. Atlantic Boulevard                                    Broward                   Margate              FL
  150       6785 W. Russell Road                                               Clark                     Las Vegas            NV
  151       6180 SE Babcock Street                                             Brevard                   Palm Bay             FL
  152       17851-17899 SW Kinnaman Road                                       Washington                Aloha                OR
  153       3636 North High School Rd                                          Marion                    Indianapolis         IN
  154       11640 Brook School Road                                            Hamilton                  Fishers              IN
  155       400 SW Bluff Drive                                                 Deschutes                 Bend                 OR
  156       6101 Windcom Court                                                 Collin                    Plano                TX
  157       13721-13751 San Pablo Avenue                                       Contra Costa              San Pablo            CA
  158       1930 Cortez Road West                                              Manatee                   Bradenton            FL
  159       6900 Camp Bowie                                                    Tarrant                   Fort Worth           TX
  160       612-626 Main Street                                                Middlesex                 Winchester           MA
  161       3965 W. 106th Street                                               Hamilton                  Carmel               IN
  162       717 West Broadway                                                  Oswego                    Fulton               NY
  163       1605 North Peoria Avenue                                           Tulsa                     Tulsa                OK
------------------------------------------------------------------------------------------------------------------------------------
            163 LOANS/919 PROPERTIES
====================================================================================================================================

                                                                                                 CUT-OFF            MATURITY
              ZIP           PROPERTY                                         ORIGINAL              DATE               DATE
SEQUENCE      CODE            TYPE               PROPERTY SUBTYPE             BALANCE            BALANCE             BALANCE
--------      ----            ----               ----------------             -------            -------             -------

   1         10172           Office                     CBD                 260,000,000        260,000,000         260,000,000
   2        Various          Other           Child Development Centers      150,000,000        150,000,000         129,225,000

  3.1        23831           Hotel                 Extended Stay             5,760,300          5,751,102           4,373,119
  3.2        33760           Hotel                 Extended Stay             4,677,750          4,670,281           3,551,266
  3.3        32246           Hotel                 Extended Stay             4,608,940          4,601,581           3,499,027
  3.4        29414           Hotel                 Extended Stay             4,375,830          4,368,843           3,322,054
  3.5        85044           Hotel                 Extended Stay             4,209,340          4,202,619           3,195,658
  3.6        55433           Hotel                 Extended Stay             4,146,610          4,139,989           3,148,034
  3.7        84115           Hotel                 Extended Stay             4,074,900          4,068,393           3,093,593
  3.8        80110           Hotel                 Extended Stay             3,990,370          3,983,998           3,029,419
  3.9        29223           Hotel                 Extended Stay             3,665,520          3,659,667           2,782,799
  3.10       46268           Hotel                 Extended Stay             3,642,680          3,636,864           2,765,459
  3.11       78217           Hotel                 Extended Stay             3,626,410          3,620,620           2,753,107
  3.12       85741           Hotel                 Extended Stay             3,554,480          3,548,804           2,698,499
  3.13       32810           Hotel                 Extended Stay             3,493,770          3,488,191           2,652,409
  3.14       87107           Hotel                 Extended Stay             3,300,000          3,294,731           2,505,303
  3.15       78251           Hotel                 Extended Stay             3,260,690          3,255,484           2,475,459
  3.16       75247           Hotel                 Extended Stay             3,214,690          3,209,557           2,440,537
  3.17       60007           Hotel                 Extended Stay             3,178,660          3,173,585           2,413,183
  3.18       37075           Hotel                 Extended Stay             3,139,230          3,134,218           2,383,249
  3.19       37211           Hotel                 Extended Stay             3,087,840          3,082,910           2,344,234
  3.20       75067           Hotel                 Extended Stay             3,042,890          3,038,031           2,310,109
  3.21       35215           Hotel                 Extended Stay             3,017,100          3,012,283           2,290,530
  3.22       40299           Hotel                 Extended Stay             2,982,700          2,977,937           2,264,414
  3.23       43220           Hotel                 Extended Stay             2,966,240          2,961,504           2,251,918
  3.24       77090           Hotel                 Extended Stay             2,887,970          2,883,359           2,192,497
  3.25       77084           Hotel                 Extended Stay             2,820,810          2,816,306           2,141,510
  3.26       78238           Hotel                 Extended Stay             2,801,700          2,797,226           2,127,002
  3.27       78217           Hotel                 Extended Stay             2,756,140          2,751,739           2,092,413
  3.28       76017           Hotel                 Extended Stay             2,727,530          2,723,175           2,070,693
  3.29       84087           Hotel                 Extended Stay             2,715,360          2,711,024           2,061,454
  3.30       77040           Hotel                 Extended Stay             2,648,940          2,644,710           2,011,029
  3.31       77505           Hotel                 Extended Stay             2,537,280          2,533,229           1,926,259
  3.32       75252           Hotel                 Extended Stay             2,368,380          2,364,598           1,798,033
  3.33       28227           Hotel                 Extended Stay             2,286,960          2,283,308           1,736,220
  3.34       77095           Hotel                 Extended Stay             2,261,000          2,257,390           1,716,512
  3.35       37919           Hotel                 Extended Stay             2,212,910          2,209,377           1,680,003
  3.36       75006           Hotel                 Extended Stay             2,116,730          2,113,350           1,606,985
  3.37       77598           Hotel                 Extended Stay             2,047,180          2,043,911           1,554,183
  3.38       76011           Hotel                 Extended Stay             2,006,180          2,002,977           1,523,057
  3.39       79907           Hotel                 Extended Stay             1,950,010          1,946,896           1,480,414
  3.40       76015           Hotel                 Extended Stay             1,854,570          1,851,609           1,407,957
                                                                        -----------------------------------------------------------
   3        Various          Hotel                 Extended Stay            126,016,590        125,815,376         95,669,600

   4         91367        Multifamily                 Garden                120,000,000        120,000,000         120,000,000
   5         76102           Office                     CBD                 114,200,000        114,200,000         101,296,834
   6         07652           Retail                  Anchored               110,000,000        109,743,317         90,241,616
   7         92101           Hotel                 Full Service             105,000,000        105,000,000         96,195,944
   8         97204           Office                     CBD                 78,500,000          78,500,000         78,500,000
   9         20006           Office                     CBD                 67,000,000          67,000,000         55,864,478
   10        91387        Multifamily                 Garden                57,000,000          57,000,000         57,000,000
   11        11514           Office                  Suburban               53,280,000          53,001,405         44,399,708
   12        85258           Retail                  Anchored               47,500,000          47,500,000         44,170,426
   13        77081           Office                  Suburban               46,000,000          46,000,000         41,812,461
   14        38119           Office                  Suburban               43,000,000          43,000,000         39,056,227
   15        33021        Multifamily                 Garden                43,000,000          43,000,000         39,170,978
   16        92646    Manufactured Housing     Manufactured Housing         41,000,000          41,000,000         37,918,795
   17        90025           Office                     CBD                 40,150,000          40,011,900         33,140,789
   18        55403           Hotel                 Full Service             39,000,000          39,000,000         32,993,117
   19        86004           Retail                  Anchored               37,000,000          37,000,000         37,000,000
   20        10550           Retail                  Anchored               32,000,000          32,000,000         30,496,534
   21        10022        Multifamily                High-Rise              28,040,000          28,040,000         23,285,163

   22        37203           Office                   Medical               11,060,000          10,808,870          9,325,934
   23        37203           Office                   Medical               10,112,088          9,882,482           8,526,642
   24        37203           Office                   Medical                6,125,000          5,985,925           5,164,679
   25        37203           Office                   Medical                1,041,912          1,018,254            878,554
                                                                        -----------------------------------------------------------
                                                                            28,339,000          27,695,532         23,895,808

   26        17101           Office                     CBD                 27,200,000          27,200,000         24,973,834
   27        48084           Office                  Suburban               25,733,000          25,109,767         22,142,545
   28        98501           Office                  Suburban               24,000,000          24,000,000         20,599,980
   29        80011        Multifamily                 Garden                23,537,000          23,537,000         21,729,704
   30        94103           Office                  Suburban               22,080,000          22,080,000         18,041,354
   31        48108        Multifamily                 Garden                21,500,000          21,500,000         19,110,551
   32        89074        Multifamily                 Garden                21,050,000          21,050,000         19,165,283
   33        84121           Office                  Suburban               21,000,000          21,000,000         17,404,778
   34        84020           Office                  Suburban               19,500,000          19,500,000         19,500,000
   35        66615        Multifamily                 Garden                19,330,000          19,309,037         16,201,711
   36        89074        Multifamily                 Garden                19,250,000          19,250,000         17,526,754
   37        28217        Multifamily                 Garden                18,300,000          18,300,000         16,208,018
   38        89434        Multifamily                 Garden                17,663,000          17,663,000         15,398,493
   39        36526        Multifamily                 Garden                17,100,000          17,100,000         17,100,000
   40        02138        Multifamily                Mid-Rise               17,000,000          16,979,911         14,045,892
   41        02151        Multifamily                 Garden                16,762,985          16,762,985         14,756,164
   42        77098           Office                  Suburban               16,500,000          16,500,000         15,271,145
   43        90803           Retail                  Anchored               16,400,000          16,364,163         13,591,714
   44        90505        Self Storage             Self Storage             16,000,000          16,000,000         13,911,342
   45        29492         Industrial                  Flex                 15,500,000          15,500,000         14,660,305
   46        91381           Office                  Suburban               14,660,000          14,660,000         13,313,261
   47        11201           Office                     CBD                 14,560,000          14,543,858         12,159,927
   48        37934           Office                   Medical               14,400,000          14,400,000         12,891,380
   49        01035           Retail                  Anchored               14,300,000          14,300,000         14,300,000
   50        19034           Office                  Suburban               14,000,000          13,969,646         11,616,299
   51        78666        Multifamily                 Garden                13,900,000          13,900,000         12,620,505
   52        30253           Office                  Suburban               12,675,000          12,675,000         11,367,737
   53        89119           Office                  Suburban               15,000,000          12,500,000         10,350,091
   54        05446           Retail                  Anchored               12,340,000          12,340,000         10,685,510
   55        30144        Multifamily                 Garden                12,100,000          12,100,000         11,027,901
   56        95776        Multifamily                 Garden                12,000,000          12,000,000         10,188,057
   57        32034           Retail                  Anchored               11,520,000          11,520,000         10,869,991
   58        45680           Retail                  Anchored               11,000,000          10,988,003          9,211,359
   59        90638           Office                  Suburban               10,750,000          10,750,000          9,181,647
   60        76006        Multifamily                 Garden                10,500,000          10,500,000          9,379,584

   61        85086         Mixed Use               Office/Retail             6,800,000          6,800,000           6,312,782
   62        85086         Mixed Use               Office/Retail             3,700,000          3,700,000           3,434,896
                                                                        -----------------------------------------------------------
                                                                            10,500,000          10,500,000          9,747,677

   63        28227        Multifamily                 Garden                10,400,000          10,400,000          9,825,582

  64.1       19971           Retail                 Unanchored               3,483,660          3,480,106           2,948,301
  64.2       19468           Retail                 Unanchored               3,483,660          3,480,106           2,948,301
  64.3       21001           Retail                 Unanchored               3,282,680          3,279,331           2,778,207
                                                                        -----------------------------------------------------------
   64       Various          Retail                 Unanchored              10,250,000          10,239,544          8,674,809

   65        76117           Retail                  Anchored                9,880,000          9,869,034           8,249,850
   66        10025           Retail                 Unanchored               9,750,000          9,750,000           9,750,000
   67        48858        Multifamily                 Student                9,632,500          9,632,500           9,632,500
   68        11101           Hotel                Limited Service            9,187,500          9,161,299           7,074,388

   69        98072        Self Storage             Self Storage              4,751,937          4,742,385           4,018,957
   70        98011        Self Storage             Self Storage              4,288,552          4,279,902           3,625,349
                                                                        -----------------------------------------------------------
                                                                             9,040,489          9,022,287           7,644,306

   71        30094           Retail                  Anchored                9,018,435          9,018,435           8,410,632
   72        11201           Office                Office/Retail             9,000,000          8,981,098           7,502,868
   73        92683        Self Storage             Self Storage              8,500,000          8,500,000           7,496,507
   74        12550           Retail                  Anchored                8,415,000          8,415,000           8,415,000

   75        92115        Self Storage             Self Storage              4,605,000          4,605,000           4,007,354
   76        92508        Self Storage             Self Storage              3,792,000          3,792,000           3,299,867
                                                                        -----------------------------------------------------------
                                                                             8,397,000          8,397,000           7,307,221

  77.1       92408           Office                   Medical                4,477,064          4,467,973           3,750,462
  77.2       92408           Office                   Medical                3,522,936          3,515,782           2,951,183
                                                                        -----------------------------------------------------------
   77        92408           Office                   Medical                8,000,000          7,983,756           6,701,645

   78        30022           Hotel                Limited Service            8,000,000          7,965,088           5,204,757
   79        78249         Industrial              Flex and R&D              7,720,000          7,720,000           6,887,912
   80        98134           Office                     CBD                  7,600,000          7,591,650           6,356,605
   81        08232        Multifamily                 Garden                 7,210,000          7,210,000           6,274,675
   82        71111           Hotel                Limited Service            7,200,000          7,179,065           5,522,412
   83        34109        Self Storage             Self Storage              6,875,000          6,875,000           5,894,263
   84        89102        Multifamily                 Garden                 6,800,000          6,800,000           5,958,443
   85        89109        Multifamily                 Garden                 6,690,000          6,690,000           5,827,015
   86        78503           Hotel                Limited Service            6,700,000          6,670,421           5,146,474
   87        89146           Office                  Suburban                6,600,000          6,600,000           6,600,000
   88        91790           Retail               Shadow Anchored            6,500,000          6,486,909           5,451,418
   89        91942        Self Storage             Self Storage              6,300,000          6,280,401           4,764,543
   90        89512        Multifamily                 Garden                 6,185,000          6,185,000           5,394,811
   91        16120         Industrial         Warehouse/Distribution         5,950,000          5,950,000           5,188,948
   92        80909        Multifamily                 Garden                 5,500,000          5,500,000           4,843,658
   93        12569           Retail                  Anchored                5,500,000          5,493,791           4,579,571
   94        95815           Office                  Suburban                5,475,000          5,475,000           4,817,633
   95        92240           Retail                  Anchored                5,400,000          5,400,000           4,878,389
   96        70810        Self Storage             Self Storage              5,340,033          5,340,033           4,505,066
   97        08540        Multifamily                Mixed Use               5,338,627          5,338,627           5,338,627
   98        87505           Office                  Mixed Use               5,300,000          5,300,000           3,822,673
   99        92660        Self Storage             Self Storage              5,250,000          5,250,000           4,369,615
  100        52402    Manufactured Housing     Manufactured Housing          5,250,000          5,250,000           4,635,861
  101        15236           Hotel                Limited Service            5,250,000          5,238,861           4,370,117
  102        78705        Multifamily                 Garden                 5,200,000          5,200,000           4,636,329

 103.1       11216        Multifamily                Mid-Rise                3,050,000          3,050,000           2,723,425
 103.2       11238        Multifamily                Mid-Rise                2,050,000          2,050,000           1,830,499
                                                                        -----------------------------------------------------------
  103       Various       Multifamily                Mid-Rise                5,100,000          5,100,000           4,553,924

  104        97203        Multifamily                 Garden                 5,040,000          5,040,000           4,409,746
  105        11542           Retail                  Anchored                5,000,000          5,000,000           5,000,000
  106        04101           Office                  Suburban                5,000,000          4,977,204           3,209,293

 107.1       01845           Retail                 Unanchored               2,469,000          2,466,106           2,042,762
 107.2       01845         Industrial                  Flex                  2,231,000          2,228,385           1,845,849
                                                                        -----------------------------------------------------------
  107        01845          Various                   Various                4,700,000          4,694,490           3,888,611

  108        76106           Retail                  Anchored                4,650,000          4,644,855           3,884,812
  109        23666           Office                  Suburban                4,620,000          4,620,000           4,046,730
  110        99336        Multifamily                 Garden                 4,550,000          4,550,000           3,852,988
  111        61008         Industrial                Warehouse               4,550,000          4,545,094           4,083,765
  112        92626           Retail               Shadow Anchored            4,500,000          4,489,800           3,708,575
  113        98335           Office                  Suburban                4,500,000          4,480,363           3,732,285
  114        18505           Retail                  Anchored                4,424,000          4,419,244           3,713,344
  115        37421        Multifamily                 Garden                 4,400,000          4,400,000           4,207,445
  116        94539        Self Storage             Self Storage              4,400,000          4,400,000           3,767,423
  117        92114           Retail                 Unanchored               4,400,000          4,394,892           3,646,536
  118        36116        Multifamily                 Garden                 4,370,000          4,360,565           3,628,238
  119        06606        Multifamily                 Garden                 4,250,000          4,208,864           3,290,860
  120        19805        Multifamily                 Garden                 4,100,000          4,070,173            75,889
  121        92673           Office                   Medical                4,050,000          4,041,184           3,358,407
  122        78733           Office                  Suburban                4,020,000          4,015,582           3,362,206
  123        02920        Multifamily                 Garden                 4,000,000          4,000,000           3,790,808
  124        33903           Retail                 Unanchored               4,000,000          3,986,376           3,306,883
  125        78728           Retail                  Anchored                4,000,000          3,986,181           3,299,363
  126        06001           Retail                  Anchored                4,000,000          3,981,433           2,552,899
  127        89102           Office                  Suburban                3,850,000          3,837,708           3,214,938
  128        28412        Self Storage             Self Storage              3,700,000          3,695,989           3,101,396
  129        95112        Self Storage             Self Storage              3,700,000          3,688,803           2,814,653
  130        89102           Office                  Suburban                3,650,000          3,638,346           3,047,929
  131        34953           Retail                  Anchored                3,560,000          3,540,936           2,956,413
  132        05495         Industrial                Anchored                3,500,000          3,496,220           3,013,884
  133        30281           Retail                 Unanchored               3,460,000          3,460,000           3,158,510
  134        95382        Self Storage             Self Storage              3,480,000          3,458,690           3,242,876
  135        76542           Retail               Shadow Anchored            3,320,000          3,320,000           2,769,215
  136        75662        Multifamily                 Garden                 3,300,000          3,300,000           2,903,240
  137        29910        Self Storage             Self Storage              3,300,000          3,296,339           2,755,772
  138        98499           Retail                 Unanchored               3,225,000          3,218,276           2,691,371
  139        06516        Multifamily                 Garden                 3,150,000          3,150,000           2,711,229
  140        97701           Retail                 Unanchored               3,120,000          3,109,375           2,579,451
  141        77032           Hotel                Limited Service            3,010,000          3,010,000           2,310,120
  142        15061           Hotel                Limited Service            3,000,000          2,991,022           2,287,421
  143        43016        Multifamily                 Garden                 3,000,000          2,990,465           2,788,811
  144        32771         Industrial         Office/Industrial Flex         3,000,000          2,967,483           1,955,945
  145        84098        Self Storage             Self Storage              2,800,000          2,787,892           2,325,466
  146        32308           Retail                 Unanchored               2,750,000          2,736,441           2,310,580
  147        99352           Retail                  Anchored                2,675,000          2,671,737           2,181,989
  148        92064        Self Storage             Self Storage              2,500,000          2,500,000           2,500,000
  149        33063           Retail                 Unanchored               2,490,000          2,490,000           2,490,000
  150        89118           Office                  Suburban                2,477,000          2,477,000           2,288,101
  151        32909        Self Storage             Self Storage              2,380,000          2,380,000           2,079,936
  152        97007        Multifamily                 Garden                 2,350,000          2,342,007           1,943,228
  153        46224           Retail                 Unanchored               2,325,000          2,321,624           1,803,269
  154        46038           Retail                 Unanchored               2,300,000          2,295,122           1,914,647
  155        97702           Office                  Suburban                2,300,000          2,286,222           1,754,875
  156        75093           Office                  Suburban                2,058,500          2,058,500           1,886,395
  157        94806           Retail                  Anchored                2,000,000          2,000,000           1,693,655
  158        34207        Self Storage             Self Storage              2,000,000          1,993,415           1,662,262
  159        76116           Retail                  Anchored                1,971,030          1,968,849           1,646,685
  160        01890         Mixed Use               Office/Retail             1,500,000          1,496,845           1,250,206
  161        46032           Office                   Medical                1,300,000          1,296,154            993,562
  162        13069        Multifamily                 Garden                 1,240,000          1,234,520            952,286
  163        74106           Retail               Shadow Anchored            1,018,000          1,015,277            793,692
------------------------------------------------------------------------------------------------------------------------------------
                                                                          $2,747,624,689      $2,742,147,258     $2,450,684,134
====================================================================================================================================

                                                                              SUB-         NET                     FIRST
                         LOAN              MORTGAGE     ADMINISTRATIVE     SERVICING     MORTGAGE      NOTE       PAYMENT
   SEQUENCE              TYPE                RATE        FEE RATE (I)       FEE RATE       RATE        DATE        DATE
   --------              ----                ----        ------------       --------       ----        ----        ----

      1         Interest Only, Hyper Am     4.647%          0.021%           0.010%       4.626%     9/30/2005   11/1/2005
      2                 Balloon             5.123%          0.061%           0.050%       5.062%     11/9/2005   1/1/2006

     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
     3.10
     3.11
     3.12
     3.13
     3.14
     3.15
     3.16
     3.17
     3.18
     3.19
     3.20
     3.21
     3.22
     3.23
     3.24
     3.25
     3.26
     3.27
     3.28
     3.29
     3.30
     3.31
     3.32
     3.33
     3.34
     3.35
     3.36
     3.37
     3.38
     3.39
     3.40
      3                 Balloon             5.336%          0.031%           0.010%       5.305%     10/7/2005   12/1/2005

      4              Interest Only          4.900%          0.021%           0.010%       4.879%    10/11/2005   12/1/2005
      5               IO, Balloon           5.016%          0.021%           0.010%       4.996%     3/22/2005   5/1/2005
      6                 Balloon             4.864%          0.021%           0.010%       4.843%     9/23/2005   11/1/2005
      7               IO, Balloon           5.651%          0.021%           0.010%       5.630%     4/25/2005   6/1/2005
      8              Interest Only          5.626%          0.021%           0.010%       5.605%    11/15/2005   1/1/2006
      9                 Balloon             5.380%          0.021%           0.010%       5.359%     12/6/2005   1/1/2006
      10             Interest Only          4.970%          0.021%           0.010%       4.949%    11/10/2005   1/1/2006
      11                Balloon             5.350%          0.021%           0.010%       5.329%     6/2/2005    8/1/2005
      12              IO, Balloon           5.459%          0.021%           0.010%       5.438%     11/9/2005   1/1/2006
      13              IO, Balloon           5.199%          0.021%           0.010%       5.178%    11/10/2005   1/1/2006
      14              IO, Balloon           5.166%          0.021%           0.010%       5.145%    10/28/2005   12/1/2005
      15              IO, Balloon           5.333%          0.041%           0.020%       5.292%    10/19/2005   12/1/2005
      16              IO, Balloon           5.091%          0.021%           0.010%       5.070%    10/27/2005   12/1/2005
      17                Balloon             5.059%          0.031%           0.010%       5.028%     8/8/2005    10/1/2005
      18                Balloon             5.850%          0.041%           0.020%       5.809%    11/16/2005   1/1/2006
      19             Interest Only          4.966%          0.041%           0.030%       4.925%     10/3/2005   12/1/2005
      20              IO, Balloon           5.295%          0.041%           0.020%       5.254%    10/11/2005   12/1/2005
      21                Balloon             5.243%          0.041%           0.030%       5.202%     11/4/2005   1/1/2006

      22                Balloon             5.743%          0.041%           0.030%       5.703%     1/20/2004   3/1/2004
      23                Balloon             5.743%          0.041%           0.030%       5.703%     1/20/2004   3/1/2004
      24                Balloon             5.743%          0.041%           0.030%       5.703%     1/20/2004   3/1/2004
      25                Balloon             5.743%          0.041%           0.030%       5.703%     1/20/2004   3/1/2004

      26              IO, Balloon           5.192%          0.041%           0.020%       5.151%     11/8/2005   1/1/2006
      27                Balloon             6.440%          0.041%           0.030%       6.399%     8/29/2003   10/1/2003
      28             IO, Hyper Am           5.525%          0.061%           0.050%       5.464%     12/1/2005   1/1/2006
      29              IO, Balloon           4.960%          0.041%           0.030%       4.919%     9/30/2005   11/1/2005
      30              IO, Balloon           5.580%          0.041%           0.030%       5.539%     11/1/2005   12/1/2005
      31              IO, Balloon           5.109%          0.041%           0.030%       5.068%     9/30/2005   11/1/2005
      32              IO, Balloon           5.292%          0.041%           0.020%       5.251%    11/22/2005   1/1/2006
      33                Balloon             5.181%          0.041%           0.030%       5.140%     11/2/2005   1/1/2006
      34             Interest Only          5.365%          0.061%           0.050%       5.304%     9/22/2005   11/1/2005
      35                Balloon             5.549%          0.061%           0.050%       5.488%    10/26/2005   12/1/2005
      36              IO, Balloon           5.293%          0.041%           0.020%       5.252%    11/22/2005   1/1/2006
      37              IO, Balloon           4.950%          0.041%           0.030%       4.909%     8/25/2005   10/1/2005
      38              IO, Balloon           5.220%          0.061%           0.050%       5.159%     9/12/2005   11/1/2005
      39             Interest Only          5.200%          0.041%           0.020%       5.159%     10/3/2005   12/1/2005
      40                Balloon             5.090%          0.041%           0.020%       5.049%    10/20/2005   12/1/2005
      41              IO, Balloon           5.626%          0.051%           0.040%       5.575%    11/16/2005   1/1/2006
      42              IO, Balloon           5.129%          0.041%           0.030%       5.088%     9/2/2005    11/1/2005
      43                Balloon             5.179%          0.041%           0.030%       5.138%     9/2/2005    11/1/2005
      44              IO, Balloon           5.111%          0.041%           0.030%       5.070%     9/19/2005   11/1/2005
      45              IO, Balloon           5.480%          0.071%           0.050%       5.409%     8/31/2005   10/1/2005
      46              IO, Balloon           5.147%          0.041%           0.030%       5.106%    11/28/2005   1/1/2006
      47                Balloon             5.432%          0.041%           0.030%       5.391%    10/20/2005   12/1/2005
      48              IO, Balloon           5.462%          0.041%           0.030%       5.421%    10/12/2005   12/1/2005
      49             Interest Only          4.897%          0.041%           0.030%       4.856%    10/31/2005   12/1/2005
      50                Balloon             5.216%          0.061%           0.050%       5.155%     9/14/2005   11/1/2005
      51              IO, Balloon           5.135%          0.041%           0.020%       5.094%     9/26/2005   11/1/2005
      52              IO, Balloon           5.212%          0.041%           0.030%       5.171%     9/21/2005   11/1/2005
      53              IO, Balloon           5.654%          0.041%           0.030%       5.613%     2/15/2005   4/1/2005
      54              IO, Balloon           5.790%          0.041%           0.020%       5.749%    11/15/2005   1/1/2006
      55              IO, Balloon           5.350%          0.041%           0.020%       5.309%     9/20/2005   11/1/2005
      56              IO, Balloon           5.128%          0.041%           0.030%       5.087%     9/1/2005    10/1/2005
      57              IO, Balloon           5.248%          0.041%           0.030%       5.207%     11/9/2005   1/1/2006
      58                Balloon             5.519%          0.121%           0.100%       5.398%    10/12/2005   12/1/2005
      59              IO, Balloon           5.336%          0.041%           0.030%       5.295%    11/16/2005   1/1/2006
      60              IO, Balloon           5.356%          0.041%           0.030%       5.315%    10/31/2005   12/1/2005

      61              IO, Balloon           5.350%          0.041%           0.030%       5.309%     7/27/2005   9/1/2005
      62              IO, Balloon           5.350%          0.041%           0.030%       5.309%     7/27/2005   9/1/2005

      63              IO, Balloon           5.361%          0.041%           0.030%       5.320%     9/14/2005   11/1/2005

     64.1
     64.2
     64.3
      64                Balloon             5.872%          0.041%           0.030%       5.831%     10/7/2005   12/1/2005

      65                Balloon             5.426%          0.041%           0.030%       5.385%     11/1/2005   12/1/2005
      66             Interest Only          5.032%          0.041%           0.030%       4.991%     7/29/2005   9/1/2005
      67             Interest Only          4.920%          0.041%           0.030%       4.879%     9/27/2005   11/1/2005
      68                Balloon             5.737%          0.041%           0.030%       5.696%     9/21/2005   11/1/2005

      69                Balloon             5.570%          0.041%           0.030%       5.529%     5/9/2005    7/1/2005
      70                Balloon             5.554%          0.041%           0.030%       5.513%     5/9/2005    7/1/2005

      71              IO, Balloon           5.682%          0.041%           0.030%       5.641%    10/31/2005   12/1/2005
      72                Balloon             5.366%          0.041%           0.030%       5.325%     9/20/2005   11/1/2005
      73              IO, Balloon           5.707%          0.041%           0.030%       5.666%    11/23/2005   1/1/2006
      74             Interest Only          4.691%          0.041%           0.030%       4.650%     10/6/2005   12/1/2005

      75              IO, Balloon           5.154%          0.061%           0.050%       5.093%     8/10/2005   10/1/2005
      76              IO, Balloon           5.154%          0.061%           0.050%       5.093%     8/10/2005   10/1/2005

     77.1
     77.2
      77                Balloon             5.523%          0.041%           0.030%       5.482%     9/29/2005   11/1/2005

      78                Balloon             5.650%          0.041%           0.030%       5.609%     9/30/2005   11/1/2005
      79              IO, Balloon           5.297%          0.061%           0.050%       5.236%     8/11/2005   10/1/2005
      80                Balloon             5.480%          0.041%           0.030%       5.439%    10/27/2005   12/1/2005
      81              IO, Balloon           5.146%          0.041%           0.030%       5.105%     6/28/2005   8/1/2005
      82                Balloon             5.623%          0.071%           0.060%       5.552%     9/29/2005   11/1/2005
      83              IO, Balloon           5.458%          0.071%           0.060%       5.387%     8/4/2005    10/1/2005
      84              IO, Balloon           5.439%          0.071%           0.060%       5.368%     8/18/2005   10/1/2005
      85              IO, Balloon           5.183%          0.061%           0.050%       5.122%     9/12/2005   11/1/2005
      86                Balloon             5.673%          0.061%           0.050%       5.612%     8/12/2005   10/1/2005
      87             Interest Only          5.205%          0.041%           0.030%       5.164%     7/11/2005   9/1/2005
      88                Balloon             5.561%          0.041%           0.030%       5.520%     9/22/2005   11/1/2005
      89                Balloon             5.220%          0.041%           0.030%       5.179%     9/26/2005   11/1/2005
      90              IO, Balloon           5.241%          0.061%           0.050%       5.180%     9/12/2005   11/1/2005
      91              IO, Balloon           5.234%          0.041%           0.030%       5.193%     9/28/2005   11/1/2005
      92              IO, Balloon           5.653%          0.061%           0.050%       5.592%     8/3/2005    10/1/2005
      93                Balloon             5.335%          0.041%           0.030%       5.294%    10/20/2005   12/1/2005
      94              IO, Balloon           5.609%          0.041%           0.030%       5.568%    11/10/2005   1/1/2006
      95                Balloon             5.900%          0.041%           0.020%       5.859%    10/28/2005   1/1/2006
      96                Balloon             5.757%          0.041%           0.030%       5.716%     11/2/2005   1/1/2006
      97             Interest Only          5.527%          0.041%           0.030%       5.486%    10/20/2005   12/1/2005
      98                Balloon             5.702%          0.061%           0.050%       5.641%     11/2/2005   1/1/2006
      99                Balloon             5.315%          0.041%           0.030%       5.274%    11/21/2005   1/1/2006
     100              IO, Balloon           5.760%          0.041%           0.020%       5.719%    11/10/2005   1/1/2006
     101                Balloon             5.318%          0.041%           0.030%       5.277%     9/2/2005    11/1/2005
     102              IO, Balloon           5.255%          0.031%           0.010%       5.224%     9/26/2005   11/1/2005

    103.1
    103.2
     103              IO, Balloon           5.327%          0.031%           0.010%       5.296%     11/9/2005   1/1/2006

     104              IO, Balloon           5.369%          0.061%           0.050%       5.308%     9/20/2005   11/1/2005
     105             Interest Only          5.212%          0.041%           0.030%       5.171%     10/3/2005   12/1/2005
     106                Balloon             5.305%          0.041%           0.030%       5.264%     9/30/2005   11/1/2005

    107.1
    107.2
     107                Balloon             5.133%          0.031%           0.010%       5.102%    10/18/2005   12/1/2005

     108                Balloon             5.443%          0.041%           0.030%       5.402%    10/27/2005   12/1/2005
     109              IO, Balloon           5.415%          0.061%           0.050%       5.354%     9/21/2005   11/1/2005
     110              IO, Balloon           5.030%          0.061%           0.050%       4.969%     9/23/2005   11/1/2005
     111                Balloon             5.580%          0.041%           0.020%       5.539%    10/17/2005   12/1/2005
     112                Balloon             5.004%          0.041%           0.030%       4.963%     9/30/2005   11/1/2005
     113                Balloon             5.207%          0.061%           0.050%       5.146%     7/27/2005   9/1/2005
     114                Balloon             5.596%          0.041%           0.030%       5.555%     10/4/2005   12/1/2005
     115              IO, Balloon           4.923%          0.061%           0.050%       4.862%     8/8/2005    10/1/2005
     116              IO, Balloon           5.398%          0.061%           0.050%       5.337%     9/7/2005    11/1/2005
     117                Balloon             5.186%          0.061%           0.050%       5.125%    10/28/2005   12/1/2005
     118                Balloon             5.236%          0.091%           0.080%       5.145%     9/22/2005   11/1/2005
     119                Balloon             5.923%          0.081%           0.070%       5.842%     4/21/2005   6/1/2005
     120           Fully Amortizing         5.129%          0.061%           0.050%       5.068%     9/14/2005   11/1/2005
     121                Balloon             5.197%          0.061%           0.050%       5.136%     9/1/2005    11/1/2005
     122                Balloon             5.479%          0.081%           0.070%       5.398%    10/12/2005   12/1/2005
     123              IO, Balloon           5.664%          0.041%           0.030%       5.623%    10/28/2005   12/1/2005
     124                Balloon             5.108%          0.081%           0.070%       5.027%     8/30/2005   10/1/2005
     125                Balloon             5.037%          0.061%           0.050%       4.976%     9/1/2005    10/1/2005
     126                Balloon             5.162%          0.041%           0.030%       5.121%     9/22/2005   11/1/2005
     127                Balloon             5.427%          0.081%           0.070%       5.346%     8/18/2005   10/1/2005
     128                Balloon             5.551%          0.091%           0.080%       5.460%     10/6/2005   12/1/2005
     129                Balloon             5.386%          0.041%           0.030%       5.345%     9/26/2005   11/1/2005
     130                Balloon             5.427%          0.081%           0.070%       5.346%     8/18/2005   10/1/2005
     131               Hyper Am             5.240%          0.041%           0.020%       5.199%     6/17/2005   8/1/2005
     132                Balloon             5.571%          0.071%           0.060%       5.500%    10/20/2005   12/1/2005
     133              IO, Balloon           5.443%          0.061%           0.050%       5.382%     9/12/2005   11/1/2005
     134                Balloon             5.650%          0.061%           0.050%       5.589%     5/10/2005   7/1/2005
     135                Balloon             5.384%          0.061%           0.050%       5.323%    11/11/2005   1/1/2006
     136              IO, Balloon           5.610%          0.041%           0.030%       5.569%     10/3/2005   12/1/2005
     137                Balloon             5.429%          0.061%           0.050%       5.368%     10/3/2005   12/1/2005
     138                Balloon             5.400%          0.061%           0.050%       5.339%     9/19/2005   11/1/2005
     139              IO, Balloon           5.590%          0.041%           0.020%       5.549%     2/14/2005   4/1/2005
     140                Balloon             5.109%          0.061%           0.050%       5.048%     8/25/2005   10/1/2005
     141                Balloon             5.642%          0.041%           0.030%       5.601%    11/23/2005   1/1/2006
     142                Balloon             5.452%          0.041%           0.030%       5.411%     9/16/2005   11/1/2005
     143                Balloon             5.449%          0.081%           0.070%       5.368%     8/2/2005    10/1/2005
     144                Balloon             5.700%          0.081%           0.070%       5.619%     6/21/2005   8/1/2005
     145                Balloon             5.250%          0.071%           0.060%       5.179%     7/15/2005   9/1/2005
     146                Balloon             5.617%          0.081%           0.070%       5.536%     6/8/2005    8/1/2005
     147                Balloon             5.670%          0.041%           0.020%       5.629%    10/31/2005   12/1/2005
     148             Interest Only          5.042%          0.041%           0.030%       5.001%     8/1/2005    9/1/2005
     149             Interest Only          5.316%          0.091%           0.080%       5.225%     8/10/2005   10/1/2005
     150              IO, Balloon           5.009%          0.061%           0.050%       4.948%     8/22/2005   10/1/2005
     151              IO, Balloon           5.329%          0.041%           0.030%       5.288%     10/4/2005   12/1/2005
     152                Balloon             5.115%          0.061%           0.050%       5.054%     8/3/2005    10/1/2005
     153                Balloon             5.960%          0.091%           0.080%       5.869%    10/21/2005   12/1/2005
     154                Balloon             5.320%          0.091%           0.080%       5.229%     9/7/2005    11/1/2005
     155                Balloon             5.475%          0.061%           0.050%       5.414%     7/14/2005   9/1/2005
     156              IO, Balloon           5.682%          0.061%           0.050%       5.621%     8/1/2005    10/1/2005
     157              IO, Balloon           5.380%          0.061%           0.050%       5.319%     8/22/2005   10/1/2005
     158                Balloon             5.276%          0.091%           0.080%       5.185%     8/17/2005   10/1/2005
     159                Balloon             5.443%          0.041%           0.030%       5.402%    10/27/2005   12/1/2005
     160                Balloon             5.359%          0.071%           0.050%       5.288%     9/30/2005   11/1/2005
     161                Balloon             5.520%          0.091%           0.080%       5.429%     9/7/2005    11/1/2005
     162                Balloon             5.667%          0.061%           0.050%       5.606%     8/22/2005   10/1/2005
     163                Balloon             6.108%          0.061%           0.050%       6.047%     9/8/2005    11/1/2005
----------------------------------------------------------------------------------------------------------------------------
                                            5.227%          0.036%           0.024%       5.191%
============================================================================================================================

                                           ORIGINAL         ORIGINAL                                    REMAINING
                 INTEREST                  TERM TO        AMORTIZATION       INTEREST                    TERM TO
                  ACCRUAL     MONTHLY      MATURITY           TERM             ONLY       SEASONING      MATURITY
   SEQUENCE     METHOD (II)   PAYMENT      (MONTHS)       (MONTHS) (II)       PERIOD      (MONTHS)       (MONTHS)
   --------     -----------   -------      --------       -------------       ------      --------       --------

      1         Actual/360    1,020,847      120                                120           2            118
      2         Actual/360     771,274       120      Planned Amortization                                 120

     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
     3.10
     3.11
     3.12
     3.13
     3.14
     3.15
     3.16
     3.17
     3.18
     3.19
     3.20
     3.21
     3.22
     3.23
     3.24
     3.25
     3.26
     3.27
     3.28
     3.29
     3.30
     3.31
     3.32
     3.33
     3.34
     3.35
     3.36
     3.37
     3.38
     3.39
     3.40
      3         Actual/360     761,536       120               300                            1            119

      4         Actual/360     496,806        60                                60            1             59
      5         Actual/360     614,188       120               360              36            8            112
      6         Actual/360     581,395       120               360                            2            118
      7         Actual/360     606,131       120               360              48            7            113
      8         Actual/360     373,113       120                                120                        120
      9         Actual/360     375,390       121               360               1                         121
      10        Actual/360     239,354        60                                60                          60
      11        Actual/360     297,523       120               360                            5            115
      12        Actual/360     268,479       120               360              60                         120
      13        Actual/360     252,548       120               360              48                         120
      14        Actual/360     235,215       120               360              48            1            119
      15        Actual/360     239,663       120               360              48            1            119
      16        Actual/360     222,383       120               360              60            1            119
      17        Actual/360     216,984       120               360                            3            117
      18        Actual/360     230,077       120               360                                         120
      19        Actual/360     155,245       120                                120           1            119
      20        Actual/360     182,851       120               336              84            1            119
      21        Actual/360     154,716       120               360                                         120

      22        Actual/360     64,496        120               360                           22             98
      23        Actual/360     58,968        120               360                           22             98
      24        Actual/360     35,718        120               360                           22             98
      25        Actual/360      6,076        120               360                           22             98

      26        Actual/360     146,182       120               379              48                         120
      27        Actual/360     161,636       120               360                           27             93
      28        Actual/360     136,646       121               360              13                         121
      29        Actual/360     125,777       120               360              60            2            118
      30        Actual/360     126,478       168               360              36            1            167
      31        Actual/360     116,853       120               360              36            2            118
      32        Actual/360     116,787       120               360              48                         120
      33        Actual/360     115,067       120               360                                         120
      34        Actual/360     88,392        120                                120           2            118
      35        Actual/360     110,349       120               360                            1            119
      36        Actual/360     106,812       120               360              48                         120
      37        Actual/360     97,680        120               360              36            3            117
      38        Actual/360     97,208        120               360              24            2            118
      39        Actual/360     75,129         60                                60            1             59
      40        Actual/360     92,197        120               360                            1            119
      41        Actual/360     96,508        120               360              24                         120
      42        Actual/360     89,881        120               360              60            2            118
      43        Actual/360     89,842        120               360                            2            118
      44        Actual/360     86,980        120               360              24            2            118
      45        Actual/360     87,813         84               360              36            3             81
      46        Actual/360     80,020        120               360              48                         120
      47        Actual/360     82,050        120               360                            1            119
      48        Actual/360     81,419        120               360              36            1            119
      49        Actual/360     59,166        120                                120           1            119
      50        Actual/360     77,014        120               360                            2            118
      51        Actual/360     75,769        120               360              48            2            118
      52        Actual/360     69,694        116               360              36            2            114
      53        Actual/360     86,623        129               360              60            9            120
      54        Actual/360     76,602        120               312              36                         120
      55        Actual/360     67,568        120               360              48            2            118
      56        Actual/360     65,361        120               360              12            3            117
      57        Actual/360     63,600        120               360              72                         120
      58        Actual/360     62,588        120               360                            1            119
      59        Actual/360     59,936        120               360              12                         120
      60        Actual/360     58,673        120               360              36            1            119

      61        Actual/360     37,972        120               360              60            4            116
      62        Actual/360     20,661        120               360              60            4            116

      63        Actual/360     58,146         60               360              12            2             58

     64.1
     64.2
     64.3
      64        Actual/360     60,613        120               360                            1            119

      65        Actual/360     55,640        120               360                            1            119
      66        Actual/360     41,453        120                                120           4            116
      67        Actual/360     40,042        120                                120           2            118
      68        Actual/360     57,727        120               300                            2            118

      69        Actual/360     27,190        120               360                            6            114
      70        Actual/360     24,495        120               360                            6            114

      71        Actual/360     52,240        120               360              60            1            119
      72        Actual/360     50,347        120               360                            2            118
      73        Actual/360     49,372        120               360              24                         120
      74          30/360       32,896         60                                60            1             59

      75        Actual/360     25,156        120               360              24            3            117
      76        Actual/360     20,715        120               360              24            3            117

     77.1
     77.2
      77        Actual/360     45,539        120               360                            2            118

      78        Actual/360     55,711        120               240                            2            118
      79        Actual/360     42,855        120               360              36            3            117
      80        Actual/360     43,057        120               360                            1            119
      81        Actual/360     39,351        120               360              24            5            115
      82        Actual/360     44,745        120               300                            2            118
      83        Actual/360     39,970        120               336              24            3            117
      84        Actual/360     38,350        120               360              24            3            117
      85        Actual/360     36,665        120               360              24            2            118
      86        Actual/360     41,839        120               300                            3            117
      87        Actual/360     29,025        120                                120           4            116
      88        Actual/360     37,155        120               360                            2            118
      89        Actual/360     37,641        120               300                            2            118
      90        Actual/360     34,119        120               360              24            2            118
      91        Actual/360     32,797        120               360              24            2            118
      92        Actual/360     31,758        120               360              24            3            117
      93        Actual/360     30,661        120               360                            1            119
      94        Actual/360     31,462        120               360              24                         120
      95        Actual/360     32,029         84               360                                          84
      96        Actual/360     31,187        120               360                                         120
      97        Actual/360     24,930        120                                120           1            119
      98        Actual/360     30,768        180               360                                         180
      99        Actual/360     29,202        120               360                                         120
     100        Actual/360     30,671        120               360              24                         120
     101        Actual/360     29,212        120               360                            2            118
     102        Actual/360     28,731        120               360              36            2            118

    103.1
    103.2
     103        Actual/360     28,406        120               360              36                         120

     104        Actual/360     28,204        120               360              24            2            118
     105        Actual/360     22,018        120                                120           1            119
     106        Actual/360     33,846        120               240                            2            118

    107.1
    107.2
     107        Actual/360     25,614        120               360                            1            119

     108        Actual/360     26,236        120               360                            1            119
     109        Actual/360     25,986        120               360              24            2            118
     110        Actual/360     24,509        120               360              12            2            118
     111        Actual/360     26,063         84               360                            1             83
     112        Actual/360     24,168        120               360                            2            118
     113        Actual/360     24,729        120               360                            4            116
     114        Actual/360     25,386        120               360                            1            119
     115        Actual/360     23,414        120               360              84            3            117
     116        Actual/360     25,419        120               336              24            2            118
     117        Actual/360     24,123        120               360                            1            119
     118        Actual/360     24,093        120               360                            2            118
     119        Actual/360     27,204        120               300                            7            113
     120        Actual/360     32,699        180               180                            2            178
     121        Actual/360     22,231        120               360                            2            118
     122        Actual/360     22,772        120               360                            1            119
     123        Actual/360     23,125         84               360              36            1             83
     124        Actual/360     21,738        120               360                            3            117
     125        Actual/360     21,563        120               360                            3            117
     126        Actual/360     26,758        120               240                            2            118
     127        Actual/360     21,684        120               360                            3            117
     128        Actual/360     21,127        120               360                            1            119
     129        Actual/360     22,470        120               300                            2            118
     130        Actual/360     20,557        120               360                            3            117
     131        Actual/360     19,636        120               360                            5            115
     132        Actual/360     20,029        107               360                            1            106
     133        Actual/360     19,522        120               360              48            2            118
     134        Actual/360     20,099         60               360                            6             54
     135        Actual/360     18,610        120               360                                         120
     136        Actual/360     18,965        120               360              24            1            119
     137        Actual/360     18,590        120               360                            1            119
     138        Actual/360     18,109        120               360                            2            118
     139        Actual/360     18,570        120               336              24            9            111
     140        Actual/360     16,957        120               360                            3            117
     141        Actual/360     18,740        120               300                                         120
     142        Actual/360     18,337        120               300                            2            118
     143        Actual/360     16,938         60               360                            3             57
     144        Actual/360     20,977        120               240                            5            115
     145        Actual/360     15,462        120               360                            4            116
     146        Actual/360     15,817        120               360                            5            115
     147        Actual/360     15,902        120               336                            1            119
     148        Actual/360     10,650        120                                120           4            116
     149        Actual/360     11,184        120                                120           3            117
     150        Actual/360     13,311        120               360              60            3            117
     151        Actual/360     13,259        120               360              24            1            119
     152        Actual/360     12,781        120               360                            3            117
     153        Actual/360     14,923        120               300                            1            119
     154        Actual/360     12,801        120               360                            2            118
     155        Actual/360     14,090        120               300                            4            116
     156        Actual/360     11,924        120               360              48            3            117
     157        Actual/360     12,139        120               300              36            3            117
     158        Actual/360     11,076        120               360                            3            117
     159        Actual/360     11,121        120               360                            1            119
     160        Actual/360      8,385        120               360                            2            118
     161        Actual/360      7,999        120               300                            2            118
     162        Actual/360      7,739        120               300                            3            117
     163        Actual/360      6,626        120               300                            2            118
---------------------------------------------------------------------------------------------------------------------
                                             115               352                            2            113
=====================================================================================================================

             MATURITY     CROSS-COLLATERALIZED    RELATED
SEQUENCE       DATE              LOANS             LOANS              PREPAYMENT PENALTY DESCRIPTION (PAYMENTS)
--------       ----              -----             -----              -----------------------------------------

   1        10/1/2015                                                        LO(119)/OPEN(1)/DEFEASANCE
   2        12/1/2015                                                    LO(13)/GRTR1%PPMTorYM(100)/OPEN(7)

  3.1
  3.2
  3.3
  3.4
  3.5
  3.6
  3.7
  3.8
  3.9
  3.10
  3.11
  3.12
  3.13
  3.14
  3.15
  3.16
  3.17
  3.18
  3.19
  3.20
  3.21
  3.22
  3.23
  3.24
  3.25
  3.26
  3.27
  3.28
  3.29
  3.30
  3.31
  3.32
  3.33
  3.34
  3.35
  3.36
  3.37
  3.38
  3.39
  3.40
   3        11/1/2015                                                 GRTR1%PPMTorYM(25)/DEFEASANCE(91)/OPEN(4)

   4        11/1/2010                          BACM 05-6-E                    LO(57)/OPEN(3)/DEFEASANCE
   5         4/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   6        10/1/2015                                                        LO(114)/OPEN(6)/DEFEASANCE
   7         5/1/2015                                                        LO(114)/OPEN(6)/DEFEASANCE
   8        12/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   9         1/1/2016                                                        LO(117)/OPEN(4)/DEFEASANCE
   10       12/1/2010                          BACM 05-6-E                    LO(57)/OPEN(3)/DEFEASANCE
   11        7/1/2015                          BACM 05-6-F                   LO(115)/OPEN(5)/DEFEASANCE
   12       12/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   13       12/1/2015                          BACM 05-6-G                   LO(114)/OPEN(6)/DEFEASANCE
   14       11/1/2015                          BACM 05-6-G                   LO(114)/OPEN(6)/DEFEASANCE
   15       11/1/2015                          BACM 05-6-H                   LO(117)/OPEN(3)/DEFEASANCE
   16       11/1/2015                                                        LO(113)/OPEN(7)/DEFEASANCE
   17        9/1/2015                                                        LO(119)/OPEN(1)/DEFEASANCE
   18       12/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   19       11/1/2015                                                        LO(114)/OPEN(6)/DEFEASANCE
   20       11/1/2015                                                        LO(118)/OPEN(2)/DEFEASANCE
   21       12/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE

   22        2/1/2014         BACM 05-6-A      BACM 05-6-A                LO(27)/GRTR1%PPMTorYM(92)/OPEN(1)
   23        2/1/2014         BACM 05-6-A      BACM 05-6-A                LO(27)/GRTR1%PPMTorYM(92)/OPEN(1)
   24        2/1/2014         BACM 05-6-A      BACM 05-6-A                LO(27)/GRTR1%PPMTorYM(92)/OPEN(1)
   25        2/1/2014         BACM 05-6-A      BACM 05-6-A                LO(27)/GRTR1%PPMTorYM(92)/OPEN(1)

   26       12/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   27        9/1/2013                                                        LO(117)/OPEN(3)/DEFEASANCE
   28        1/1/2016                                                        LO(117)/OPEN(4)/DEFEASANCE
   29       10/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   30       11/1/2019                                                        LO(164)/OPEN(4)/DEFEASANCE
   31       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   32       12/1/2015                          BACM 05-6-H                   LO(116)/OPEN(4)/DEFEASANCE
   33       12/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   34       10/1/2015                          BACM 05-6-I                   LO(113)/OPEN(7)/DEFEASANCE
   35       11/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   36       12/1/2015                          BACM 05-6-H                   LO(116)/OPEN(4)/DEFEASANCE
   37        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   38       10/1/2015                          BACM 05-6-J                   LO(116)/OPEN(4)/DEFEASANCE
   39       11/1/2010                                                         LO(58)/OPEN(2)/DEFEASANCE
   40       11/1/2015                                                        LO(118)/OPEN(2)/DEFEASANCE
   41       12/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   42       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   43       10/1/2015                                                     LO(47)/GRTR1%PPMTorYM(70)/OPEN(3)
   44       10/1/2015                          BACM 05-6-K                   LO(116)/OPEN(4)/DEFEASANCE
   45        9/1/2012                                                         LO(82)/OPEN(2)/DEFEASANCE
   46       12/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   47       11/1/2015                          BACM 05-6-F                   LO(115)/OPEN(5)/DEFEASANCE
   48       11/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   49       11/1/2015                                      LO(23)/GRTR1%PPMTorYM(2)/GRTR1%PPMTorYMorDEFEASANCE(91)/OPEN(4)
   50       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   51       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   52        6/1/2015                                                        LO(112)/OPEN(4)/DEFEASANCE
   53       12/1/2015                                                        LO(126)/OPEN(3)/DEFEASANCE
   54       12/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   55       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   56        9/1/2015                                                     LO(48)/GRTR1%PPMTorYM(69)/OPEN(3)
   57       12/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   58       11/1/2015                                                        LO(119)/OPEN(1)/DEFEASANCE
   59       12/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   60       11/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE

   61        8/1/2015         BACM 05-6-B      BACM 05-6-B                   LO(116)/OPEN(4)/DEFEASANCE
   62        8/1/2015         BACM 05-6-B      BACM 05-6-B                   LO(116)/OPEN(4)/DEFEASANCE

   63       10/1/2010                                                         LO(57)/OPEN(3)/DEFEASANCE

  64.1
  64.2
  64.3
   64       11/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE

   65       11/1/2015                          BACM 05-6-L                   LO(117)/OPEN(3)/DEFEASANCE
   66        8/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   67       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   68       10/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE

   69        6/1/2015         BACM 05-6-C      BACM 05-6-C                   LO(116)/OPEN(4)/DEFEASANCE
   70        6/1/2015         BACM 05-6-C      BACM 05-6-C                   LO(116)/OPEN(4)/DEFEASANCE

   71       11/1/2015                                                     LO(23)/GRTR1%PPMTorYM(94)/OPEN(3)
   72       10/1/2015                          BACM 05-6-F                   LO(115)/OPEN(5)/DEFEASANCE
   73       12/1/2015                          BACM 05-6-K                   LO(116)/OPEN(4)/DEFEASANCE
   74       11/1/2010                                                     LO(23)/GRTR1%PPMTorYM(34)/OPEN(3)

   75        9/1/2015         BACM 05-6-D      BACM 05-6-D                LO(35)/GRTR1%PPMTorYM(78)/OPEN(7)
   76        9/1/2015         BACM 05-6-D      BACM 05-6-D                LO(35)/GRTR1%PPMTorYM(78)/OPEN(7)

  77.1
  77.2
   77       10/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE

   78       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   79        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   80       11/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   81        7/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   82       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   83        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   84        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   85       10/1/2015                          BACM 05-6-J                   LO(116)/OPEN(4)/DEFEASANCE
   86        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   87        8/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   88       10/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   89       10/1/2015                          BACM 05-6-M                   LO(117)/OPEN(3)/DEFEASANCE
   90       10/1/2015                          BACM 05-6-J                   LO(116)/OPEN(4)/DEFEASANCE
   91       10/1/2015                                                        LO(115)/OPEN(5)/DEFEASANCE
   92        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
   93       11/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   94       12/1/2015                                                     LO(47)/GRTR1%PPMTorYM(69)/OPEN(4)
   95       12/1/2012                                                         LO(82)/OPEN(2)/DEFEASANCE
   96       12/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
   97       11/1/2015                                                     LO(35)/GRTR1%PPMTorYM(82)/OPEN(3)
   98       12/1/2020                                                        LO(176)/OPEN(4)/DEFEASANCE
   99       12/1/2015                                                     LO(47)/GRTR1%PPMTorYM(69)/OPEN(4)
  100       12/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
  101       10/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
  102       10/1/2015                                                        LO(119)/OPEN(1)/DEFEASANCE

 103.1
 103.2
  103       12/1/2015                                                        LO(119)/OPEN(1)/DEFEASANCE

  104       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  105       11/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  106       10/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE

 107.1
 107.2
  107       11/1/2015                                                        LO(119)/OPEN(1)/DEFEASANCE

  108       11/1/2015                          BACM 05-6-L                   LO(117)/OPEN(3)/DEFEASANCE
  109       10/1/2015                          BACM 05-6-I                    LO(113)OPEN(7)/DEFEASANCE
  110       10/1/2015                                                     LO(47)/GRTR1%PPMTorYM(69)/OPEN(4)
  111       11/1/2012                                                         LO(81)/OPEN(3)/DEFEASANCE
  112       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  113        8/1/2015                                                     LO(47)/GRTR1%PPMTorYM(69)/OPEN(4)
  114       11/1/2015                                                        LO(84)/OPEN(36)/DEFEASANCE
  115        9/1/2015                                                     LO(36)/GRTR1%PPMTorYM(79)/OPEN(5)
  116       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  117       11/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
  118       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  119        5/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  120       10/1/2020                                                        LO(176)/OPEN(4)/DEFEASANCE
  121       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  122       11/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  123       11/1/2012                                                     LO(35)/GRTR1%PPMTorYM(45)/Open(4)
  124        9/1/2015                          BACM 05-6-N                   LO(116)/OPEN(4)/DEFEASANCE
  125        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  126       10/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
  127        9/1/2015                          BACM 05-6-O                LO(35)/GRTR1%PPMTorYM(81)/OPEN(4)
  128       11/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  129       10/1/2015                          BACM 05-6-M                   LO(117)/OPEN(3)/DEFEASANCE
  130        9/1/2015                          BACM 05-6-O                LO(35)/GRTR1%PPMTorYM(81)/OPEN(4)
  131        7/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
  132       10/1/2014                                                        LO(103)/OPEN(4)/DEFEASANCE
  133       10/1/2015                          BACM 05-6-I                   LO(113)/OPEN(7)/DEFEASANCE
  134        6/1/2010                                                         LO(56)/OPEN(4)/DEFEASANCE
  135       12/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  136       11/1/2015                                                     LO(47)/GRTR1%PPMTorYM(66)/OPEN(7)
  137       11/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  138       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  139        3/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  140        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  141       12/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
  142       10/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
  143        9/1/2010                                                         LO(56)/OPEN(4)/DEFEASANCE
  144        7/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  145        8/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  146        7/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  147       11/1/2015                                                        LO(118)/OPEN(2)/DEFEASANCE
  148        8/1/2015                                        LO(28)/DEFEASANCE(7)/GRTR1%PPMTorYMorDEFEASANCE(78)/OPEN(7)
  149        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  150        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  151       11/1/2015                                                        LO(117)/OPEN(3)/DEFEASANCE
  152        9/1/2015                                                     LO(35)/GRTR1%PPMTorYM(81)/OPEN(4)
  153       11/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  154       10/1/2015                          BACM 05-6-P                   LO(116)/OPEN(4)/DEFEASANCE
  155        8/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  156        9/1/2015                          BACM 05-6-I                   LO(113)/OPEN(7)/DEFEASANCE
  157        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  158        9/1/2015                          BACM 05-6-N                   LO(116)/OPEN(4)/DEFEASANCE
  159       11/1/2015                          BACM 05-6-L                   LO(117)/OPEN(3)/DEFEASANCE
  160       10/1/2015                                                        LO(119)/OPEN(1)/DEFEASANCE
  161       10/1/2015                          BACM 05-6-P                   LO(116)/OPEN(4)/DEFEASANCE
  162        9/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
  163       10/1/2015                                                        LO(116)/OPEN(4)/DEFEASANCE
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                                     CUT-OFF DATE     BALLOON OR
                                                         APPRAISAL     APPRAISAL         LTV             ARD       YEAR BUILT (III)
   SEQUENCE           YIELD MAINTENANCE TYPE           VALUE (VIII)   DATE (VIII)       RATIO         LTV RATIO     RENOVATED (IV)
   --------           ----------------------           ------------   -----------       -----         ---------     --------------

      1                                                1,200,000,000    7/1/2005        41.7%           41.7%         1964/2001
      2                   Int Diff (BEY)               1,101,357,835    Various         40.9%           35.2%          Various

     3.1                                                 8,500,000      6/1/2005                                         2001
     3.2                                                 6,600,000      6/1/2005                                         2001
     3.3                                                 7,000,000      6/1/2005                                         2000
     3.4                                                 6,600,000      6/1/2005                                         1998
     3.5                                                 5,700,000      6/1/2005                                         2001
     3.6                                                 6,700,000      6/1/2005                                         1999
     3.7                                                 6,000,000      6/1/2005                                      1999/2005
     3.8                                                 5,100,000      6/1/2005                                         2000
     3.9                                                 5,700,000      6/1/2005                                         1997
     3.10                                                6,200,000      6/1/2005                                         2001
     3.11                                                5,600,000      6/1/2005                                         2001
     3.12                                                5,100,000      6/1/2005                                         2001
     3.13                                                5,400,000      6/1/2005                                         1997
     3.14                                                5,700,000      6/1/2005                                      1999/2005
     3.15                                                5,500,000      6/1/2005                                         2001
     3.16                                                5,400,000      6/1/2005                                         1999
     3.17                                                5,700,000      6/1/2005                                         1998
     3.18                                                5,500,000      6/1/2005                                         1997
     3.19                                                5,500,000      6/1/2005                                         1998
     3.20                                                4,600,000      6/1/2005                                         1998
     3.21                                                5,600,000      6/1/2005                                         1998
     3.22                                                5,400,000      6/1/2005                                         2000
     3.23                                                6,200,000      6/1/2005                                         1998
     3.24                                                4,400,000      6/1/2005                                         1998
     3.25                                                4,100,000      6/1/2005                                         2000
     3.26                                                5,600,000      6/1/2005                                         2000
     3.27                                                6,400,000      6/1/2005                                      1998/2005
     3.28                                                4,700,000      6/1/2005                                      1997/2003
     3.29                                                4,200,000      6/1/2005                                         2001
     3.30                                                4,200,000      6/1/2005                                         1999
     3.31                                                4,600,000      6/1/2005                                         2000
     3.32                                                3,900,000      6/1/2005                                         1998
     3.33                                                4,200,000      6/1/2005                                         1998
     3.34                                                3,600,000      6/1/2005                                         1998
     3.35                                                6,100,000      6/1/2005                                         1996
     3.36                                                5,500,000      6/1/2005                                      1998/2005
     3.37                                                4,200,000      6/1/2005                                      1998/2005
     3.38                                                3,900,000      6/1/2005                                      1998/2003
     3.39                                                4,200,000      6/1/2005                                      1998/2005
     3.40                                                3,800,000      6/1/2005                                         1998
                                                      ----------------
      3                     NPV (MEY)                   212,900,000     6/1/2005        59.1%           44.9%          Various

      4                                                 210,000,000    8/29/2005        57.1%           57.1%            1990
      5                                                 143,000,000    2/11/2005        79.9%           70.8%            1983
      6                                                 187,000,000    9/14/2005        58.7%           48.3%         1974/2001
      7                                                 172,000,000     9/1/2005        61.0%           55.9%            2004
      8                                                 117,000,000    9/29/2005        67.1%           67.1%            1999
      9                                                 145,000,000    10/1/2005        46.2%           38.5%            2000
      10                                                88,000,000     8/11/2005        64.8%           64.8%            1998
      11                                                66,600,000     10/1/2005        79.6%           66.7%            1970
      12                                                69,000,000     10/1/2005        68.8%           64.0%            1991
      13                                                66,000,000     9/30/2005        69.7%           63.4%            1981
      14                                                63,000,000     10/6/2005        68.3%           62.0%            1986
      15                                                68,000,000     10/3/2005        57.9%           57.6%            1997
      16                                                52,240,000     9/14/2005        78.5%           72.6%         1968/2000
      17                                                57,000,000     7/15/2005        70.2%           58.1%         1975/2002
      18                                                60,000,000     11/1/2005        65.0%           55.0%            2003
      19                                                60,000,000     8/30/2005        61.7%           61.7%         1979/1998
      20                                                42,500,000     9/19/2005        75.3%           71.8%            2005
      21                                                70,600,000     9/14/2005        39.7%           33.0%            1998

      22                  Int Diff (BEY)                15,800,000     12/9/2003        65.2%           56.3%         1971/2001
      23                  Int Diff (BEY)                16,300,000     12/9/2003        65.2%           56.3%         1992/2001
      24                  Int Diff (BEY)                 8,750,000     12/9/2003        65.2%           56.3%            1988
      25                  Int Diff (BEY)                 1,600,000     12/15/2003       65.2%           56.3%            1972
                                                      ----------------
                                                        42,450,000

      26                                                34,000,000     10/14/2005       80.0%           73.5%            2005
      27                                                36,500,000      4/1/2006        68.8%           60.7%         1978/2003
      28                                                30,000,000     12/1/2006        80.0%           68.7%            2005
      29                                                30,700,000     9/12/2005        76.7%           70.8%            1982
      30                                                37,800,000     7/13/2005        58.4%           47.7%            2002
      31                                                28,000,000     6/28/2005        76.8%           68.3%            1966
      32                                                29,700,000      9/1/2005        68.4%           64.5%            1997
      33                                                30,700,000     9/13/2005        68.4%           56.7%            1995
      34                                                30,500,000     8/16/2005        63.1%           63.9%            1998
      35                                                24,740,000     9/12/2005        78.0%           65.5%            2001
      36                                                26,900,000      9/1/2005        68.8%           65.2%            1999
      37                                                27,600,000     5/18/2005        66.3%           58.7%            2004
      38                                                23,000,000     8/12/2005        76.8%           66.9%         1980/2005
      39                                                21,700,000      9/3/2005        78.8%           78.8%            1999
      40                                                23,700,000     8/30/2005        71.6%           59.3%            1999
      41                                                21,000,000      5/6/2005        79.8%           70.3%         1970/1993
      42                                                21,800,000     6/15/2005        75.7%           70.1%         1970/2004
      43                  Int Diff (MEY)                30,000,000     8/10/2005        54.5%           45.3%            1974
      44                                                22,950,000     8/13/2005        69.7%           60.6%            1997
      45                                                24,025,000     7/28/2005        64.5%           61.0%            1997
      46                                                20,800,000      8/4/2005        70.5%           64.0%            2004
      47                                                18,200,000     6/28/2005        79.9%           66.8%            1931
      48                                                18,000,000     6/20/2005        80.0%           71.6%            2003
      49        Int Diff (MEY) - End of YM, T + 50      22,450,000     9/19/2005        63.7%           63.7%         1970/2000
      50                                                17,600,000     7/14/2005        79.4%           66.0%            1984
      51                                                18,170,000     8/29/2005        76.5%           69.5%            1997
      52                                                19,500,000      9/7/2005        65.0%           58.3%            1999
      53                                                19,200,000      3/1/2005        65.1%           53.9%         1974/1977
      54                                                15,800,000     9/16/2005        78.1%           67.6%            1997
      55                                                17,800,000     8/23/2005        68.0%           62.0%            1999
      56                  Int Diff (MEY)                22,900,000      7/7/2005        52.4%           44.5%            2004
      57                                                14,400,000     7/22/2005        80.0%           75.5%         1987/1995
      58                                                13,950,000     8/12/2005        78.8%           66.0%            1995
      59                                                13,500,000     9/14/2005        79.6%           68.0%            1982
      60                                                15,600,000     8/17/2005        67.3%           60.1%            1980

      61                                                 9,250,000     5/13/2005        61.0%           56.6%            2001
      62                                                 7,960,000     5/13/2005        61.0%           56.6%            2004
                                                      ----------------
                                                        17,210,000

      63                                                13,050,000      8/9/2005        79.7%           75.3%            1984

     64.1                                                5,200,000      8/5/2005                                         2001
     64.2                                                5,200,000      8/9/2005                                         2001
     64.3                                                4,900,000      8/5/2005                                         2000
                                                      ----------------
      64                                                15,300,000      Various         66.9%           56.7%          Various

      65                                                12,350,000      8/1/2005        79.9%           66.8%         1970/1990
      66                                                17,000,000      6/1/2005        57.4%           57.4%            2005
      67                                                15,775,000      9/2/2005        61.1%           61.1%            2000
      68                                                13,900,000     8/10/2005        65.9%           50.9%            2003

      69                                                 6,000,000     12/1/2005        78.2%           66.2%            2000
      70                                                 5,540,000     12/1/2005        78.2%           66.2%            2001
                                                      ----------------
                                                        11,540,000

      71                  Int Diff (MEY)                11,650,000      8/4/2005        77.4%           72.2%            2004
      72                                                11,300,000     6/28/2005        79.5%           66.4%            1924
      73                                                10,630,000      8/9/2005        66.7%           70.5%            2002
      74                  Int Diff (BEY)                15,400,000      4/1/2005        54.6%           54.6%            2004

      75                    NPV (BEY)                    6,500,000     6/22/2005        69.0%           65.0%            2002
      76                    NPV (BEY)                    4,740,000     6/14/2005        69.0%           65.0%            2002
                                                      ----------------
                                                        11,240,000

     77.1                                                6,100,000     8/12/2005                                         1981
     77.2                                                4,800,000     8/12/2005                                      1988/1997
                                                      ----------------
      77                                                10,900,000     8/12/2005        73.2%           61.5%          Various

      78                                                12,000,000      8/1/2005        66.4%           43.4%            2001
      79                                                 9,950,000      6/7/2005        77.6%           69.2%         1985/2003
      80                                                10,100,000      8/8/2005        75.2%           62.9%         1927/1998
      81                                                10,300,000     3/22/2005        70.0%           60.9%            1950
      82                                                11,150,000     7/19/2005        64.4%           49.5%         1997/2005
      83                                                 8,880,000     6/13/2005        77.4%           66.4%            2000
      84                                                10,500,000     7/28/2005        64.8%           56.7%         1977/2003
      85                                                 9,000,000     8/18/2005        74.3%           64.7%         1972/2001
      86                                                 9,000,000     6/20/2005        74.1%           57.2%         1995/2005
      87                                                10,100,000     5/18/2005        65.3%           65.3%            1992
      88                                                10,900,000      8/1/2005        59.5%           50.0%         2000/2005
      89                                                13,700,000     7/11/2005        45.8%           34.8%            1989
      90                                                 8,300,000     8/12/2005        74.5%           65.0%         1976/2005
      91                                                 7,500,000     8/18/2005        79.3%           69.2%            1989
      92                                                 7,500,000     6/17/2005        73.3%           64.6%         1972/2005
      93                                                10,200,000      9/1/2005        53.9%           44.9%            1990
      94                  Int Diff (MEY)                 8,260,000     9/12/2005        66.3%           58.3%            1978
      95                                                 7,530,000      9/7/2005        71.7%           64.8%         1992/2004
      96                                                 6,680,000     9/18/2005        79.9%           67.4%            2001
      97                  Int Diff (MEY)                 6,900,000     10/1/2005        77.4%           77.4%            2005
      98                                                 6,900,000     9/22/2005        76.8%           55.4%            2002
      99                  Int Diff (MEY)                 7,000,000     9/23/2005        75.0%           62.4%         1980/1990
     100                                                 6,750,000     10/17/2005       77.8%           68.7%         1969/1998
     101                                                 7,500,000     6/24/2005        69.9%           58.3%            2001
     102                                                 6,900,000     8/12/2005        75.4%           67.2%         1968/1998

    103.1                                                4,100,000     8/11/2005                                      1900/1989
    103.2                                                3,000,000     8/11/2005                                      1931/1999
                                                      ----------------
     103                                                 7,100,000     8/11/2005        71.8%           64.1%          Various

     104                                                 6,310,000     6/14/2005        79.9%           69.9%         1979/2005
     105                                                12,500,000     8/30/2005        40.0%           40.0%            1970
     106                                                 7,400,000     7/11/2005        67.3%           43.4%            2002

    107.1                                                3,100,000     4/27/2005                                         1985
    107.2                                                2,800,000     4/27/2005                                      1980/1990
                                                      ----------------
     107                                                 5,900,000     4/27/2005        79.6%           65.9%          Various

     108                                                 6,100,000      9/1/2005        76.1%           63.7%         1963/1995
     109                                                 7,100,000     8/22/2005        65.1%           57.0%            2002
     110                    NPV (BEY)                    7,000,000     7/14/2005        65.0%           55.0%            1995
     111                                                 6,340,000     7/18/2005        71.7%           64.4%            2005
     112                                                 9,800,000     7/15/2005        45.8%           37.8%         1971/2005
     113                    NPV (BEY)                    5,775,000     6/10/2005        77.6%           64.6%            1997
     114                                                 5,700,000     6/30/2005        77.5%           65.1%         1966/1994
     115                  Int Diff (MEY)                 6,950,000      7/5/2005        63.3%           60.5%         1974/2004
     116                                                 5,830,000     7/16/2005        75.5%           64.6%            1998
     117                                                 5,500,000     9/22/2005        79.9%           66.3%            1989
     118                                                 5,500,000     8/16/2005        79.3%           66.0%         1981/2005
     119                                                 5,550,000     1/28/2005        75.8%           59.3%         1935/2001
     120                                                 9,000,000     8/15/2005        45.2%           0.8%             2003
     121                                                 8,130,000     7/20/2005        49.7%           41.3%            2004
     122                                                 5,050,000     8/11/2005        79.5%           66.6%            1999
     123                  Int Diff (MEY)                 6,800,000     9/15/2005        58.8%           55.7%            1948
     124                                                 8,400,000      7/7/2005        47.5%           39.4%         1985/2005
     125                                                 5,050,000      7/7/2005        78.9%           65.3%            2005
     126                                                 9,300,000     7/29/2005        42.8%           27.5%            1995
     127                    NPV (BEY)                    5,350,000     7/12/2005        71.7%           60.1%         1982/2005
     128                                                 4,710,000     8/25/2005        78.5%           65.8%            2003
     129                                                 6,800,000      7/1/2005        54.2%           41.4%            2002
     130                    NPV (BEY)                    4,900,000     7/12/2005        74.3%           62.2%         1983/2005
     131                                                 5,600,000      6/6/2005        63.2%           52.8%            2004
     132                                                 4,450,000     8/23/2005        78.6%           67.7%            2004
     133                                                 5,370,000      6/1/2005        64.4%           58.8%            2001
     134                                                 5,100,000     4/11/2005        67.8%           63.6%            1999
     135                                                 4,150,000      7/1/2005        80.0%           66.7%         1998/2004
     136                  Int Diff (MEY)                 4,200,000     7/26/2005        78.6%           69.1%            1976
     137                                                 4,500,000     8/22/2005        73.3%           61.2%         1999/2004
     138                                                 4,300,000      8/9/2005        74.8%           62.6%         1986/1998
     139                                                 4,550,000      7/1/2005        69.2%           59.6%            1928
     140                                                 4,350,000     7/12/2005        71.5%           59.3%            1997
     141                                                 4,300,000     7/25/2005        70.0%           53.7%            2001
     142                                                 4,400,000     7/12/2005        68.0%           52.0%            2002
     143                                                 4,000,000     6/20/2005        74.8%           69.7%            2000
     144                                                 4,310,000      5/9/2005        68.9%           45.4%         1983/2003
     145                                                 3,500,000     5/16/2005        79.7%           66.4%            1996
     146                                                 4,400,000     4/20/2005        62.2%           52.5%         1992/2004
     147                                                 4,800,000     10/15/2005       55.7%           45.5%            2005
     148                  Int Diff (MEY)                 4,720,000     6/30/2005        53.0%           53.0%            1998
     149                                                 4,150,000      6/8/2005        60.0%           60.0%            1986
     150                                                 4,200,000     6/23/2005        59.0%           54.5%            2003
     151                                                 3,000,000     8/26/2005        79.3%           69.3%            1983
     152                    NPV (BEY)                    3,627,000     5/31/2005        64.6%           53.6%            1998
     153                                                 3,000,000      4/3/2005        77.4%           60.1%            1969
     154                                                 3,720,000     7/18/2005        61.7%           51.5%            2003
     155                                                 4,520,000      6/2/2005        50.6%           38.8%            2004
     156                                                 3,250,000     6/14/2005        63.3%           58.0%            2002
     157                                                 4,250,000      7/2/2005        47.1%           39.9%            1990
     158                                                 3,100,000     6/13/2005        64.3%           53.6%         1978/2004
     159                                                 2,600,000      9/1/2005        75.7%           63.3%            1964
     160                                                 2,200,000      8/3/2005        68.0%           56.8%         1908/1999
     161                                                 2,200,000     7/18/2005        58.9%           45.2%            2004
     162                                                 1,550,000     7/14/2005        79.6%           61.4%         1976/2000
     163                                                 2,050,000      7/7/2005        49.5%           38.7%            2004
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        63.3%           56.6%
====================================================================================================================================

              TOTAL
             UNITS/    UNITS/                   LOAN
               SF/      SF/         NET      BALANCE PER                 OCCUPANCY
              PADS/    PADS/     RENTABLE     UNIT/SF/    OCCUPANCY        AS OF        U/W          U/W           U/W        U/W
SEQUENCE      KEYS      KEYS     AREA (SF)    PAD/KEY    PERCENT (V)     DATE (VI)    REVENUES     EXPENSES   CASH FLOW (X)   DSCR
--------      ----      ----     ---------    -------    -----------     ---------    --------     --------   -------------   ----

   1        1,767,528    SF      1,767,528      283         100.0%        6/1/2005  107,619,501   43,854,776   62,192,876     2.64x
   2        5,119,320    SF      5,119,320       88         58.6%        10/1/2005      NAP          NAP       90,800,000     3.27x

  3.1          120      Keys      116,180                   92.8%        10/31/2005
  3.2          121      Keys      38,217                    91.6%        10/31/2005
  3.3          121      Keys      36,759                    88.1%        10/31/2005
  3.4          121      Keys      193,410                   89.9%        10/31/2005
  3.5          121      Keys      38,000                    88.5%        10/31/2005
  3.6          135      Keys      52,683                    86.1%        10/31/2005
  3.7          136      Keys      54,477                    87.1%        10/31/2005
  3.8          135      Keys      51,584                    87.6%        10/31/2005
  3.9          121      Keys      37,668                    89.8%        10/31/2005
  3.10         121      Keys      57,475                    87.8%        10/31/2005
  3.11         121      Keys      51,621                    91.7%        10/31/2005
  3.12         121      Keys      37,800                    88.3%        10/31/2005
  3.13         137      Keys      74,775                    93.2%        10/31/2005
  3.14         135      Keys      50,201                    85.5%        10/31/2005
  3.15         121      Keys      59,637                    89.8%        10/31/2005
  3.16         134      Keys      49,921                    88.6%        10/31/2005
  3.17         125      Keys      48,067                    86.8%        10/31/2005
  3.18         121      Keys      49,000                    89.9%        10/31/2005
  3.19         121      Keys      34,848                    89.2%        10/31/2005
  3.20         121      Keys      49,054                    91.1%        10/31/2005
  3.21         137      Keys      60,000                    88.3%        10/31/2005
  3.22         121      Keys      37,980                    85.6%        10/31/2005
  3.23         127      Keys      44,575                    82.3%        10/31/2005
  3.24         137      Keys      34,136                    88.9%        10/31/2005
  3.25         121      Keys      38,883                    88.5%        10/31/2005
  3.26         121      Keys      54,042                    84.4%        10/31/2005
  3.27         138      Keys      41,417                    83.5%        10/31/2005
  3.28         132      Keys      48,939                    86.7%        10/31/2005
  3.29         121      Keys      51,705                    83.6%        10/31/2005
  3.30         132      Keys      35,912                    91.8%        10/31/2005
  3.31         121      Keys      38,418                    88.8%        10/31/2005
  3.32         121      Keys      48,371                    90.8%        10/31/2005
  3.33         121      Keys      53,502                    85.6%        10/31/2005
  3.34         121      Keys      34,848                    90.8%        10/31/2005
  3.35         132      Keys      35,930                    81.9%        10/31/2005
  3.36         138      Keys      35,865                    76.9%        10/31/2005
  3.37         132      Keys      40,550                    79.2%        10/31/2005
  3.38         132      Keys      48,846                    84.2%        10/31/2005
  3.39         138      Keys      41,417                    79.5%        10/31/2005
  3.40         121      Keys      48,371                    86.1%        10/31/2005
   3          5,073     Keys     2,055,084     24,801       87.2%        10/31/2005  41,053,483   21,001,612   17,999,197     1.97x

   4           760     Units      923,670     157,895       96.5%        9/18/2005   17,320,325   4,903,092    12,164,152     2.04x
   5        1,028,027    SF      1,028,027      111         95.7%        9/30/2005   23,225,367   10,656,041   11,192,086     1.52x
   6         312,198     SF       312,198       352         96.2%        9/16/2005   22,118,312   8,887,019    12,711,802     1.82x
   7           511      Keys      563,195     205,479       81.3%        10/7/2005   39,649,989   22,321,288   15,742,701     2.16x
   8         407,260     SF       407,260       193         98.6%        11/10/2005  11,216,245   3,759,676     7,105,984     1.59x
   9         235,311     SF       235,311       285         99.0%        9/30/2005   13,476,454   4,986,058     8,039,581     1.78x
   10          465     Units      494,754     122,581       96.1%        10/14/2005  7,546,125    2,140,192     5,281,312     1.84x
   11        320,408     SF       320,408       165         98.6%         6/1/2005   8,583,829    3,804,084     4,311,987     1.21x
   12        489,813     SF       489,813        97         87.9%        11/17/2005  5,941,798    1,647,324     4,031,424     1.25x
   13        574,812     SF       574,812        80         83.1%        11/9/2005   8,557,545    4,244,212     3,745,550     1.24x
   14        338,940     SF       338,940       127         96.1%        10/28/2005  7,687,827    3,487,106     3,709,848     1.31x
   15          388     Units      433,494     110,825       95.6%        10/28/2005  5,584,383    2,348,195     3,158,587     1.20x
   16          416      Pads                   98,558       100.0%        9/1/2005   4,901,778    1,513,770     3,377,298     1.27x
   17        189,234     SF       189,234       211         89.6%         9/1/2005   5,694,945    1,853,747     3,590,058     1.38x
   18          255      Keys      198,305     152,941       67.4%        9/30/2005   20,608,041   15,619,108    4,164,611     1.51x
   19        216,843     SF       216,843       171         99.6%        9/30/2005   7,411,975    2,601,460     4,589,975     2.46x
   20        104,752     SF       104,752       305         100.0%       7/22/2005   3,445,931     852,939      2,547,690     1.16x
   21          137     Units      125,460     204,672       98.6%        9/13/2005   6,994,126    3,816,824     3,149,903     1.70x

   22        187,831     SF       187,831        55         87.4%        9/30/2005   2,494,594    1,145,344     1,226,178     1.48x
   23        197,504     SF       197,504        55         81.4%        9/30/2005   2,927,091    1,609,984     1,192,975     1.48x
   24        91,454      SF       91,454         55         76.5%        9/30/2005   1,141,411     685,334       404,976      1.48x
   25        28,543      SF       28,543         55         29.6%        9/30/2005    295,316      178,542       103,032      1.48x

   26        171,827     SF       171,827       158         87.8%        11/2/2005   4,134,967    1,600,255     2,336,640     1.33x
   27        295,864     SF       295,864        85         83.1%        11/1/2005   5,471,422    2,752,901     2,367,268     1.22x
   28        148,357     SF       148,357       162         88.3%        12/1/2005   3,148,175     965,625      1,993,347     1.22x
   29          454     Units      398,040      51,844       94.3%        9/28/2005   3,360,224    1,446,886     1,811,188     1.20x
   30        125,047     SF       125,047       177         84.3%        9/19/2005   3,802,190    1,472,191     2,206,570     1.45x
   31          551     Units      435,600      39,020       99.8%        9/26/2005   4,141,364    2,281,479     1,694,585     1.21x
   32          248     Units      242,520      84,879       94.0%        11/8/2005   2,552,710     867,193      1,635,917     1.21x
   33        157,316     SF       157,316       133         95.3%        11/14/2005  3,317,325    1,091,183     2,088,953     1.51x
   34        221,696     SF       221,696        88         93.7%        9/22/2005   3,391,862    1,227,812     1,897,394     1.81x
   35          318     Units      347,652      60,720       93.1%         9/4/2005   2,763,648    1,017,696     1,666,452     1.26x
   36          224     Units      219,168      85,938       96.9%        11/8/2005   2,335,737     815,770      1,475,167     1.20x
   37          280     Units      285,576      65,357       87.1%         8/8/2005   2,633,855    1,057,397     1,520,458     1.30x
   38          240     Units      201,344      73,596       93.7%        8/31/2005   2,106,502     625,439      1,412,184     1.21x
   39          264     Units      292,362      64,773       97.7%        9/23/2005   2,227,129     748,701      1,412,427     1.57x
   40          65      Units      59,869      261,229       93.8%        10/4/2005   2,101,441     706,134      1,379,365     1.25x
   41          215     Units      167,297      77,967       97.0%        11/15/2005  2,524,576    1,082,189     1,389,712     1.20x
   42        144,231     SF       144,231       114         83.5%        8/31/2005   2,797,763    1,312,537     1,295,086     1.20x
   43        76,883      SF       76,883        213         100.0%        7/1/2005   1,780,831     390,030      1,340,224     1.24x
   44          935     Units      94,205       17,112       93.5%         9/1/2005   2,199,793     473,749      1,711,879     1.64x
   45        186,926     SF       186,926        83         100.0%       8/24/2005   1,888,188     449,734      1,340,728     1.27x
   46        64,305      SF       64,305        228         100.0%       9/30/2005   1,918,312     572,617      1,200,403     1.25x
   47        85,466      SF       85,466        170         95.8%         8/1/2005   2,278,789    1,028,041     1,183,419     1.20x
   48        78,833      SF       78,833        183         100.0%       9/23/2005   1,968,945     650,490      1,228,517     1.26x
   49        146,799     SF       146,799        97         100.0%       10/20/2005  1,856,061     520,242      1,256,473     1.77x
   50        104,433     SF       104,433       134         100.0%       8/31/2005   2,332,857     983,741      1,159,442     1.25x
   51          258     Units      205,404      53,876       95.7%        9/22/2005   2,342,413    1,165,479     1,105,984     1.22x
   52        111,911     SF       111,911       113         100.0%       12/1/2005   1,744,668     426,152      1,197,901     1.43x
   53        116,717     SF       116,717       107         85.0%        6/30/2005   2,317,184     826,666      1,268,173     1.22x
   54        62,313      SF       62,313        198         100.0%       10/17/2005  1,233,213     160,299      1,066,683     1.16x
   55          184     Units      200,132      65,761       96.2%        9/14/2005   1,682,494     656,915       979,580      1.21x
   56          156     Units      144,996      76,923       88.5%        8/12/2005   1,564,741     658,090       875,451      1.12x
   57        205,551     SF       205,551        56         97.1%        11/21/2005  1,479,985     451,065       916,330      1.20x
   58        159,357     SF       159,357        69         98.4%        10/6/2005   1,143,104     169,242       910,791      1.21x
   59        83,661      SF       83,661        128         97.2%        10/31/2005  1,571,298     593,139       867,414      1.21x
   60          476     Units      326,948      22,059       92.2%        10/17/2005  2,593,442    1,607,634      855,860      1.22x

   61        52,033      SF       52,033        105         93.0%        4/25/2005    828,952      222,458       570,789      1.26x
   62        48,305      SF       48,305        105         36.9%        8/31/2005    538,458      199,038       316,344      1.26x

   63          296     Units      268,925      35,135       90.2%         8/5/2005   1,887,380     973,280       840,100      1.20x

  64.1        4,750      SF        4,750                    100.0%       9/26/2005
  64.2        4,750      SF        4,750                    100.0%       9/26/2005
  64.3        4,750      SF        4,750                    100.0%       9/26/2005
   64        14,250      SF       14,250        719         100.0%       9/26/2005   1,099,132      82,864       978,689      1.35x

   65        203,420     SF       203,420        49         96.7%        10/21/2005  1,349,834     427,298       801,914      1.20x
   66         9,500      SF        9,500       1,026        100.0%       7/22/2005    957,126       64,203       862,494      1.73x
   67          184     Units      203,504      52,351       99.2%         8/4/2005   2,285,033    1,381,118      884,963      1.84x
   68          80       Keys      39,200      114,516       75.7%        7/31/2005   2,516,500    1,398,242      992,434      1.43x

   69          668     Units      57,625       7,347        90.0%        8/31/2005    694,929      257,677       431,489      1.21x
   70          560     Units      61,545       7,347        82.0%        8/31/2005    590,522      264,562       319,805      1.21x

   71        69,390      SF       69,390        130         94.0%        10/14/2005   976,513      200,687       752,714      1.20x
   72        53,246      SF       54,991        169         100.0%       8/24/2005   1,509,419     741,460       725,895      1.20x
   73          930     Units      88,629       9,140        73.4%        9/30/2005   1,042,934     431,447       592,887      1.20x
   74        62,851      SF       62,851        134         100.0%       4/19/2005   1,300,851     325,260       907,208      2.30x

   75          653     Units      53,203       7,544        91.1%        7/31/2005    799,077      421,868       369,230      1.27x
   76          460     Units      74,904       7,544        97.2%        7/18/2005    467,937      179,730       276,969      1.27x

  77.1       52,798      SF       52,798                    100.0%       8/17/2005
  77.2       32,208      SF       32,208                    100.0%       12/1/2005
   77        85,006      SF       85,006         94         100.0%        Various    1,434,269     632,251       694,618      1.27x

   78          125      Keys      70,000       63,721       65.1%        7/31/2005   3,173,571    2,104,650      941,978      1.41x
   79        113,512     SF       113,512        68         97.5%        8/10/2005   1,184,725     363,072       718,922      1.40x
   80        66,263      SF       66,263        115         86.0%        10/18/2005   962,816      249,549       631,640      1.22x
   81          167     Units      119,050      43,174       96.4%        6/23/2005   1,196,555     501,922       649,543      1.38x
   82          123      Keys      63,520       58,366       77.5%        6/30/2005   2,626,826    1,535,888      985,861      1.84x
   83          652     Units      73,337       10,544       98.2%         7/7/2005   1,242,528     593,515       638,012      1.33x
   84          137     Units      128,624      49,635       97.8%        7/13/2005   1,096,302     498,195       561,528      1.22x
   85          135     Units      89,710       49,556       94.8%        8/31/2005    901,463      336,115       531,598      1.21x
   86          110      Keys      65,823       60,640       74.3%        6/15/2005   2,720,295    1,839,352      772,131      1.54x
   87        55,535      SF       55,535        119         100.0%        6/1/2005   1,005,181     254,880       662,485      1.90x
   88        23,678      SF       23,678        274         100.0%        7/1/2005    900,416      287,825       589,746      1.32x
   89         1,004    Units      95,877       6,255        94.2%        9/11/2005   1,338,215     458,650       856,473      1.90x
   90          116     Units      90,728       53,319       93.1%         8/8/2005    808,925      284,461       495,464      1.21x
   91        140,549     SF       140,549        42         100.0%       9/27/2005    505,920       10,118       474,495      1.21x
   92          148     Units      89,192       37,162       99.3%         8/1/2005    936,224      419,361       475,275      1.25x
   93        91,540      SF       91,540         60         79.5%         9/8/2005   1,016,790     426,067       542,858      1.48x
   94        70,782      SF       70,782         77         78.4%        10/17/2005  1,063,666     494,692       501,887      1.33x
   95        95,213      SF       95,213         57         100.0%       10/25/2005   660,692      155,888       462,931      1.20x
   96          650     Units      90,795       8,215        99.2%        10/25/2005   629,218      166,509       449,090      1.20x
   97          12      Units      13,218      444,886       100.0%        9/1/2005    591,970      147,702       437,821      1.46x
   98        46,544      SF       46,544        114         91.0%        10/20/2005   727,213      139,638       470,532      1.27x
   99          594     Units      38,999       8,838        97.8%        9/30/2005    814,037      299,576       508,612      1.45x
  100          390      Pads        390        13,462       69.5%        9/28/2005    999,898      520,018       460,380      1.25x
  101          94       Keys      58,845       55,733       72.9%        7/31/2005   2,153,941    1,532,121      535,662      1.53x
  102          68      Units      54,425       76,471       95.6%        8/30/2005    744,201      308,620       418,581      1.21x

 103.1         40      Units      40,144                    95.0%        7/28/2005
 103.2         23      Units      15,400                    95.5%        7/28/2005
  103          63      Units      55,544       80,952       95.2%        7/28/2005    605,597      175,517       413,469      1.21x

  104          108     Units      82,527       46,667       99.1%        8/31/2005    776,420      334,300       415,120      1.23x
  105        42,046      SF       42,046        119         100.0%       9/28/2005   1,126,156     456,417       650,659      2.46x
  106        52,224      SF       52,224         95         100.0%       4/30/2005    906,617      260,668       583,604      1.44x

 107.1       14,758      SF       14,758                    100.0%        5/4/2005
 107.2       24,000      SF       24,000                    100.0%        5/4/2005
  107        38,758      SF       38,758        121         100.0%        5/4/2005    617,257      134,742       443,597      1.44x

  108        102,385     SF       102,385        45         98.6%        10/21/2005   681,803      238,772       380,176      1.21x
  109        56,724      SF       56,724         81         100.0%       6/14/2005    836,284      332,150       408,664      1.31x
  110          110     Units      93,088       41,364       94.6%        6/28/2005    771,773      346,567       391,105      1.33x
  111        100,126     SF       100,126        45         100.0%       10/17/2005   571,067      141,482       394,533      1.26x
  112        32,040      SF       32,040        140         100.0%       9/16/2005    673,345      180,085       458,091      1.58x
  113        32,043      SF       32,043        140         100.0%       6/24/2005    628,166      215,587       372,940      1.26x
  114        66,500      SF       66,500         66         91.0%        10/11/2005   578,966      175,489       366,357      1.20x
  115          200     Units      185,120      22,000       90.5%         8/3/2005   1,038,921     625,446       353,075      1.26x
  116          658     Units      58,175       6,687        86.6%         8/1/2005    617,431      217,192       391,987      1.29x
  117        28,374      SF       28,374        155         91.5%        10/10/2005   549,632      182,462       347,111      1.20x
  118          200     Units      164,576      21,803       92.5%        8/31/2005    980,584      506,367       422,217      1.46x
  119          178     Units      66,230       23,645       98.3%        10/6/2005   1,245,958     735,662       436,782      1.34x
  120          72      Units      70,200       56,530       93.1%         8/1/2005    689,658      187,116       480,942      1.23x
  121        20,818      SF       20,818        194         86.8%         7/6/2005    700,832      235,836       432,120      1.62x
  122        29,812      SF       29,812        135         100.0%        9/1/2005    622,465      254,829       350,168      1.28x
  123          94      Units      66,700       42,553       90.4%        10/11/2005  1,012,860     623,220       366,140      1.32x
  124        42,981      SF       42,981         93         100.0%        8/4/2005   1,059,451     447,345       539,300      2.07x
  125        14,580      SF       14,580        273         100.0%        7/7/2005    326,340       4,011        320,871      1.24x
  126        39,620      SF       39,620        100         100.0%       9/16/2005    759,799      189,285       521,285      1.62x
  127        31,663      SF       31,663        121         100.0%        8/1/2005    577,754      201,237       331,611      1.27x
  128          553     Units      66,325       6,684        84.6%         8/9/2005    554,112      208,749       334,469      1.32x
  129          542     Units      59,535       6,806        90.4%        8/31/2005    665,374      323,976       332,726      1.23x
  130        27,806      SF       27,806        131         100.0%        8/1/2005    554,873      198,083       318,344      1.29x
  131        13,813      SF       13,813        256         100.0%       6/14/2005    314,522       7,863        304,587      1.29x
  132        37,962      SF       37,962         92         100.0%       8/19/2005    426,805      104,117       310,172      1.29x
  133        31,600      SF       31,600        109         83.5%        9/12/2005    545,981      171,950       342,823      1.46x
  134          580     Units      87,708       5,963        86.7%        9/30/2005    472,494      168,083       295,642      1.23x
  135        26,218      SF       26,218        127         100.0%       11/8/2005    410,378       97,756       282,426      1.26x
  136          124     Units      113,516      26,613       94.1%        8/11/2005    783,546      472,249       274,096      1.20x
  137          457     Units      56,825       7,213        87.5%         8/9/2005    506,814      178,034       320,257      1.44x
  138        34,842      SF       34,842         92         87.0%         9/6/2005    481,053      175,951       279,844      1.29x
  139          69      Units      50,542       45,652       91.3%        10/31/2005   597,827      280,415       300,162      1.35x
  140        16,650      SF       16,650        187         100.0%       8/31/2005    391,484       93,852       273,364      1.34x
  141          60       Keys      37,748       50,167       73.6%        10/31/2005  1,205,699     830,494       326,977      1.45x
  142          60       Keys      42,928       49,850       75.0%        5/31/2005   1,256,408     845,116       361,035      1.64x
  143          22      Units      36,300      135,930       100.0%        8/2/2005    370,271      111,126       253,645      1.25x
  144        80,850      SF       80,850         37         100.0%       8/23/2005    475,496       96,607       336,555      1.34x
  145          328     Units      73,005       8,500        92.7%         6/1/2005    444,767      129,669       304,152      1.64x
  146        22,800      SF       22,800        120         84.6%        4/28/2005    380,863       90,461       266,577      1.40x
  147        17,370      SF       17,370        154         100.0%       10/12/2004   296,600       34,503       252,543      1.32x
  148          368     Units      38,981       6,793        98.4%        7/26/2005    545,109      229,134       310,128      2.43x
  149        26,028      SF       26,028         96         94.1%         6/8/2005    428,229      165,266       241,401      1.80x
  150        16,570      SF       16,570        149         75.0%         8/9/2005    291,858       53,631       220,966      1.38x
  151          396     Units      37,524       6,010        100.0%       9/12/2005    351,491      151,538       194,324      1.22x
  152          51      Units      46,947       45,922       94.1%         6/3/2005    381,405      167,424       199,242      1.30x
  153        44,868      SF       44,868         52         100.0%       9/15/2005    369,298      102,482       229,823      1.28x
  154        15,020      SF       15,020        153         90.7%         8/3/2005    347,966       96,523       236,157      1.54x
  155        17,434      SF       17,434        131         100.0%        7/5/2005    377,037       93,385       270,316      1.60x
  156        19,200      SF       19,200        107         99.7%         8/1/2005    354,846      114,202       201,668      1.41x
  157        21,504      SF       21,504         93         100.0%       8/17/2005    396,088      118,842       257,038      1.76x
  158          420     Units      41,937       4,746        90.2%        7/31/2005    467,834      242,939       212,620      1.60x
  159        45,490      SF       45,490         43         88.9%        10/21/2005   301,796      117,474       160,140      1.20x
  160        13,000      SF       13,000        115         100.0%       7/26/2005    192,174       55,044       132,879      1.32x
  161        10,600      SF       10,600        122         88.0%        7/13/2005    204,447       57,127       132,221      1.38x
  162          48      Units      40,800       25,719       95.8%         8/4/2005    309,738      178,415       117,451      1.26x
  163        14,400      SF       14,400         71         100.0%       8/31/2005    181,681       57,268       111,701      1.40x
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              1.73x
====================================================================================================================================

                                      U/W
                                  REPLACEMENT
                     U/W            RESERVES            MOST                      MOST         MOST        FULL         FULL
                 REPLACEMENT       PER UNIT/           RECENT                    RECENT       RECENT       YEAR         YEAR
   SEQUENCE        RESERVES       SF/PAD/KEY       STATEMENT TYPE               END DATE     NOI (XI)    END DATE     NOI (XI)
   --------        --------       -----------      --------------               --------     --------    --------     --------

      1            530,258            0.30     Annualized Most Recent          6/30/2005    60,753,112  12/31/2004   59,495,980
      2           3,200,000           0.63     Trailing Twelve Months          10/1/2005   149,511,946  12/31/2004  136,397,531

     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
     3.10
     3.11
     3.12
     3.13
     3.14
     3.15
     3.16
     3.17
     3.18
     3.19
     3.20
     3.21
     3.22
     3.23
     3.24
     3.25
     3.26
     3.27
     3.28
     3.29
     3.30
     3.31
     3.32
     3.33
     3.34
     3.35
     3.36
     3.37
     3.38
     3.39
     3.40
      3           2,052,658          404.62    Trailing Twelve Months          10/31/2005   21,667,672  12/31/2004   19,616,192

      4            253,080           333.00    Trailing Twelve Months          7/31/2005    12,855,978  12/31/2004   12,438,098
      5            308,408            0.30            Full Year                12/31/2004   12,832,364  12/31/2003   13,004,953
      6             78,050            0.25     Trailing Twelve Months          6/30/2005    13,314,996  12/31/2004   13,627,633
      7           1,586,000         3,103.72   Trailing Twelve Months          8/31/2005    14,494,668
      8            101,815            0.25
      9             35,297            0.15            Full Year                12/31/2004   7,987,620   12/31/2003   8,277,280
      10           124,620           268.00    Trailing Twelve Months          8/31/2005    5,632,919   12/31/2004   5,357,692
      11            96,122            0.30            Full Year                12/31/2004   3,083,730   12/31/2003   4,112,654
      12            97,963            0.20     Annualized Most Recent          9/30/2005    4,021,085   12/31/2004   3,719,199
      13           116,878            0.20     Annualized Most Recent          9/30/2005    2,688,612   12/31/2004   1,325,538
      14            88,124            0.26     Annualized Most Recent          7/31/2005    4,654,160   12/31/2004   3,659,731
      15            77,600           200.00    Trailing Twelve Months          9/30/2005    3,165,275   12/31/2004   2,584,618
      16            10,710           25.75     Annualized Most Recent          7/31/2005    3,278,139   12/31/2004   3,313,894
      17            47,309            0.25     Trailing Twelve Months          5/31/2005    3,108,246   12/31/2004   2,921,375
      18           824,322          3,232.63   Trailing Twelve Months          9/30/2005    5,504,207   12/31/2004   4,921,334
      19            75,635            0.35     Trailing Twelve Months          6/30/2005    4,906,898    2/1/2004    4,652,010
      20            15,713            0.15
      21            27,400           200.00    Trailing Twelve Months          7/31/2005    3,218,751   12/31/2004   3,054,135

      22            37,566            0.20     Annualized Most Recent          9/30/2005    1,362,146   12/31/2004   1,358,557
      23            39,501            0.20     Annualized Most Recent          9/30/2005    1,549,082   12/31/2004   1,315,035
      24            18,291            0.20     Annualized Most Recent          9/30/2005     770,422    12/31/2004    774,306
      25            5,709             0.20     Annualized Most Recent          9/30/2005      1,858     12/31/2004     66,038

      26            25,774            0.15
      27            75,630            0.26     Annualized Most Recent          9/30/2005    1,932,676   12/31/2004   2,173,280
      28            41,540            0.28
      29           102,150           225.00    Annualized Most Recent          8/31/2005    1,764,712   12/31/2004   1,759,480
      30            12,505            0.10
      31           165,300           300.00    Annualized Most Recent          7/31/2005    1,887,535   12/31/2004   1,877,971
      32            49,600           200.00    Trailing Twelve Months          10/31/2005   1,627,757   12/31/2004   1,483,399
      33            31,463            0.20     Annualized Most Recent          8/31/2005    1,408,391   12/31/2004   1,948,501
      34            39,905            0.18     Annualized Most Recent          8/31/2005    1,743,027   12/31/2004   2,133,152
      35            79,500           250.00    Annualized Most Recent          8/31/2005    1,525,523   12/31/2004    511,100
      36            44,800           200.00    Trailing Twelve Months          10/31/2005   1,528,274   12/31/2004   1,381,793
      37            56,000           200.00    Trailing Twelve Months          4/30/2005     802,859
      38            68,880           287.00    Annualized Most Recent          7/31/2005    1,551,216   12/31/2004   1,345,084
      39            66,000           250.00    Trailing Twelve Months          8/31/2005    1,363,200   12/31/2004    969,582
      40            15,941           245.25    Trailing Twelve Months          8/31/2005    1,418,920   12/31/2004   1,365,215
      41            52,675           245.00    Annualized Most Recent          8/31/2005    1,318,522   12/31/2004   1,481,781
      42            14,423            0.10     Annualized Most Recent          5/30/2005     781,138    12/31/2004   1,534,626
      43            17,683            0.23     Annualized Most Recent          7/31/2005    1,620,963   12/31/2004   1,250,352
      44            14,165           15.15     Annualized Most Recent          7/31/2005    1,681,019    1/31/2005   1,498,549
      45            18,693            0.10            Full Year                12/31/2004   1,565,977   12/31/2003   1,569,297
      46            9,646             0.15     Annualized Most Recent          9/30/2005    1,135,044   12/31/2004    663,834
      47            17,093            0.20     Annualized Most Recent          6/30/2005    1,141,976   12/31/2004    950,652
      48            15,767            0.20     Annualized Most Recent          6/30/2005    1,449,170   12/31/2004   1,536,708
      49            15,180            0.10     Annualized Most Recent          7/31/2005    1,420,229   12/31/2004   1,412,412
      50            19,320            0.18     Annualized Most Recent          6/30/2005    1,702,551   12/31/2004   1,247,381
      51            70,950           275.00    Annualized Most Recent          7/31/2005    1,020,426   12/31/2004    836,638
      52            12,683            0.11
      53            23,343            0.20     Annualized Most Recent          7/31/2005    1,319,240   12/31/2004   1,289,085
      54            6,231             0.10
      55            46,000           250.00    Trailing Twelve Months          8/31/2005     956,893    12/31/2004    909,440
      56            31,200           200.00    Annualized Most Recent          7/31/2005     407,865
      57            29,976            0.15     Annualized Most Recent          8/31/2005    1,038,055   12/31/2004    754,815
      58            23,904            0.15     Trailing Twelve Months          7/31/2005    1,008,413   12/31/2004   1,013,841
      59            22,601            0.27     Annualized Most Recent          6/30/2005     976,074    12/31/2004    946,751
      60           129,948           273.00    Annualized Most Recent          10/31/2005    664,850    12/31/2004    773,792

      61            5,203             0.10     Annualized Most Recent          4/30/2005     629,349    12/31/2004    681,733
      62            4,831             0.10     Annualized Most Recent          4/30/2005     -15,963    12/31/2004    -44,259

      63            74,000           250.00    Annualized Most Recent          7/31/2005     838,717    12/31/2004    724,132

     64.1
     64.2
     64.3
      64            4,656             0.33     Annualized Most Recent          7/31/2005    1,123,490   12/31/2004   1,106,914

      65            50,855            0.25     Annualized Most Recent          7/31/2005    1,033,680   12/31/2004    864,693
      66             950              0.10
      67            18,952           103.00           Full Year                8/24/2004     673,206     8/31/2003   1,208,587
      68           125,825          1,572.81   Trailing Twelve Months          7/31/2005    1,273,300   12/31/2004    996,538

      69            5,763             8.63     Annualized Most Recent          8/31/2005     418,393    12/31/2004    332,125
      70            6,155            10.99     Annualized Most Recent          8/31/2005     348,856    12/31/2004    207,451

      71            12,750            0.18
      72            10,998            0.21     Annualized Most Recent          5/31/2005     985,922    12/31/2004    661,430
      73            18,600           20.00     Annualized Most Recent          9/30/2005     506,208     1/31/2005    462,291
      74            6,285             0.10

      75            7,980            12.22     Annualized Most Recent          7/31/2005     425,766    12/30/2004    214,959
      76            11,238           24.43     Annualized Most Recent          7/31/2005     308,994

     77.1
     77.2
      77            12,751            0.15     Annualized Most Recent          7/31/2005     923,227     2/1/2004     863,776

      78           126,943          1,015.54   Trailing Twelve Months          7/31/2005    1,123,130   12/31/2004   1,115,908
      79            18,616            0.16     Annualized Most Recent          6/30/2005     796,908    12/31/2004    607,287
      80            13,253            0.20     Annualized Most Recent          7/31/2005     763,695    12/31/2004    833,099
      81            45,090           270.00    Trailing Twelve Months          4/30/2005     767,276    12/31/2004    730,028
      82           105,073           854.25    Trailing Twelve Months          6/30/2005    1,225,358   12/31/2004   1,091,233
      83            11,001           16.87     Annualized Most Recent          6/30/2005     630,448    12/31/2004    542,625
      84            36,579           267.00    Annualized Most Recent          7/31/2005     531,265    12/31/2004    467,086
      85            33,750           250.00    Annualized Most Recent          7/31/2005     542,370    12/31/2004    474,589
      86           108,812           989.20    Trailing Twelve Months          6/15/2005     788,980    12/31/2004    792,040
      87            11,107            0.20     Annualized Most Recent          5/31/2005     869,573    12/31/2004    811,017
      88            4,736             0.20            Full Year                12/31/2004    111,245    12/31/2003     95,368
      89            23,092           23.00     Trailing Twelve Months          6/30/2005     917,567    12/31/2004    891,013
      90            29,000           250.00    Annualized Most Recent          7/31/2005     526,246    12/31/2004    482,034
      91            14,055            0.10
      92            41,588           281.00    Annualized Most Recent          6/30/2005     469,816    12/31/2004    131,563
      93            13,731            0.15     Annualized Most Recent          6/30/2005     737,850    12/31/2004    433,325
      94            17,696            0.25     Annualized Most Recent          7/31/2005     591,751    12/31/2004    472,588
      95            9,521             0.10
      96            13,619           20.95     Annualized Most Recent          7/31/2005     473,030    12/31/2004    391,549
      97            6,447            537.25
      98            7,447             0.16     Annualized Most Recent          10/31/2005    511,469    12/31/2004    391,377
      99            5,850             9.85     Annualized Most Recent          9/30/2005     549,287    12/31/2004    529,953
     100            19,500           50.00     Trailing Twelve Months          9/30/2005     506,459    12/31/2004    515,301
     101            86,158           916.57    Trailing Twelve Months          7/31/2005     526,163    12/31/2004    598,229
     102            17,000           250.00    Trailing Twelve Months          9/30/2005     453,276    12/31/2004    462,353

    103.1
    103.2
     103            16,611           263.67

     104            27,000           250.00    Annualized Most Recent          7/31/2005     305,575    12/31/2004    -88,173
     105            9,250             0.22     Annualized Most Recent          8/31/2005     252,260    12/31/2004    571,395
     106            7,834             0.15     Annualized Most Recent          4/30/2005     686,532    12/31/2004    727,796

    107.1
    107.2
     107            11,978            0.31            Full Year                12/31/2004    527,800

     108            25,596            0.25     Annualized Most Recent          7/31/2005     578,880    12/31/2004    496,032
     109            8,509             0.15     Annualized Most Recent          8/31/2005     546,795    12/31/2004    455,833
     110            34,100           310.00    Annualized Most Recent          7/31/2005     430,613    12/31/2004    462,053
     111            10,020            0.10
     112            4,806             0.15     Annualized Most Recent          7/14/2005     514,892    12/31/2004    288,948
     113            5,768             0.18     Annualized Most Recent          5/31/2005     500,748    12/31/2004    478,433
     114            9,975             0.15     Annualized Most Recent          6/30/2005     140,462    12/31/2004    252,582
     115            60,400           302.00           Full Year                12/31/2004    437,174    12/31/2003    497,906
     116            8,251            12.54     Annualized Most Recent          7/31/2005     383,929    12/31/2004    340,618
     117            3,405             0.12     Annualized Most Recent          9/30/2005     426,997    12/31/2004    496,129
     118            52,000           260.00    Annualized Most Recent          8/31/2005     558,991    12/31/2004    478,653
     119            73,514           413.00    Annualized Most Recent          9/30/2005     358,055    12/31/2004    176,922
     120            21,600           300.00    Annualized Most Recent          7/31/2005     504,727
     121            3,123             0.15     Annualized Most Recent          6/30/2005     476,439    12/31/2004    300,437
     122            4,770             0.16     Annualized Most Recent          8/31/2005     406,209    12/31/2004    450,063
     123            23,500           250.00    Annualized Most Recent          8/31/2005     371,121    12/31/2004    411,721
     124            43,643            1.02     Annualized Most Recent          6/30/2005     623,829    12/31/2004    665,909
     125            1,458             0.10
     126            10,235            0.26     Annualized Most Recent          7/31/2005     602,304    12/31/2004    627,384
     127            8,232             0.26     Annualized Most Recent          6/30/2005     443,756    12/31/2004    322,020
     128            10,894           19.70     Annualized Most Recent          7/31/2005     284,544    12/31/2004    161,475
     129            8,672            16.00     Trailing Twelve Months          6/30/2005     293,833    12/31/2004    259,371
     130            7,062             0.25     Annualized Most Recent          6/30/2005     304,202    12/31/2004    207,389
     131            2,072             0.15
     132            3,796             0.10     Annualized Most Recent          8/31/2005     340,939
     133            4,740             0.15     Annualized Most Recent          8/31/2005     370,713    12/31/2004    458,125
     134            8,770            15.12     Annualized Most Recent          9/30/2005     337,863    12/31/2004    328,226
     135            3,933             0.15     Annualized Most Recent          10/31/2005    325,385    12/31/2004    296,987
     136            37,200           300.00    Trailing Twelve Months          7/31/2005     331,847    12/31/2004    272,357
     137            8,524            18.65     Annualized Most Recent          7/31/2005     307,543    12/31/2004    142,011
     138            5,226             0.15     Annualized Most Recent          6/30/2005     261,552    12/31/2004    249,690
     139            17,250           250.00    Annualized Most Recent          9/30/2005     342,653    12/31/2004    154,059
     140            2,498             0.15     Annualized Most Recent          9/30/2005     373,900    12/31/2004    262,623
     141            48,228           803.80           Full Year                12/31/2004    418,381    12/31/2003    338,340
     142            50,256           837.60    Trailing Twelve Months          5/31/2005     526,100    12/31/2004    525,294
     143            5,500            250.00    Annualized Most Recent          6/30/2005     256,732    12/31/2004    260,993
     144            12,128            0.15     Annualized Most Recent          7/31/2005     429,775    12/31/2004    294,648
     145            10,945           33.37     Annualized Most Recent          5/31/2005     335,801    12/31/2004    309,305
     146            4,104             0.18     Annualized Most Recent          4/30/2005     257,594
     147            1,737             0.10
     148            5,847            15.89     Trailing Twelve Months          4/30/2005     317,711    12/31/2004    307,421
     149            3,904             0.15     Annualized Most Recent          6/30/2005     260,311    12/31/2004    313,247
     150            2,486             0.15
     151            5,629            14.21     Annualized Most Recent          6/30/2005     222,510    12/31/2004    188,075
     152            14,739           289.00    Annualized Most Recent          6/30/2005     234,361    12/31/2004    165,956
     153            6,730             0.15     Annualized Most Recent          8/31/2005     129,307    12/31/2004    177,271
     154            1,502             0.10     Annualized Most Recent          7/31/2005     219,038
     155            2,615             0.15
     156            2,880             0.15     Annualized Most Recent          6/30/2005     236,921    12/31/2004     90,888
     157            5,376             0.25     Annualized Most Recent          7/31/2005     291,048    12/31/2004    325,434
     158            12,274           29.22     Annualized Most Recent          6/30/2005     217,107    12/31/2004    154,480
     159            11,373            0.25     Annualized Most Recent          7/31/2005     248,686    12/31/2004    199,718
     160            4,251             0.33            Full Year                12/31/2004    128,747    12/31/2003    143,881
     161            1,590             0.15     Annualized Most Recent          7/31/2005      86,613
     162            13,872           289.00    Annualized Most Recent          7/31/2005     123,487    12/31/2004    127,758
     163            2,160             0.15
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================

                                                                               LARGEST
                                                                  LARGEST       TENANT                 LARGEST
                                                                  TENANT         % OF                   TENANT
                                                                  LEASED        TOTAL                   LEASE
   SEQUENCE    LARGEST TENANT                                       SF            SF                  EXPIRATION
   --------    --------------                                       --            --                  ----------

      1        JP Morgan Chase                                   1,361,629       77%                  3/31/2021
      2

     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
     3.10
     3.11
     3.12
     3.13
     3.14
     3.15
     3.16
     3.17
     3.18
     3.19
     3.20
     3.21
     3.22
     3.23
     3.24
     3.25
     3.26
     3.27
     3.28
     3.29
     3.30
     3.31
     3.32
     3.33
     3.34
     3.35
     3.36
     3.37
     3.38
     3.39
     3.40
      3

      4
      5        AmeriCredit Financial                              238,303        23%                  5/31/2011
      6        Foot Locker                                        19,734          6%                  1/31/2009
      7
      8        ODS Health Services                                133,579        33%                  6/30/2019
      9        Clifford Chance US LLP                             101,464        43%                  7/31/2015
      10
      11       1-800 Flowers.com                                  93,265         29%                  2/28/2018
      12       Home Depot USA, Inc.                               109,505        22%                  2/29/2016
      13       Litton Loan Servicing                              155,932        27%                  8/31/2012
      14       Perkins Restaurants                                51,423         15%                  5/31/2013
      15
      16
      17       Tenet Healthcare                                   39,682         21%                  10/31/2012
      18
      19       JC Penney                                          66,804         31%                  4/30/2015
      20       Bed Bath and Beyond                                45,000         43%                  1/31/2021
      21

      22       HCA                                                106,573        57%                  6/30/2010
      23       Columbia Physicians Services                       42,943         22%                  6/30/2006
      24       Sarah Cannon Research                              15,411         17%                  2/29/2012
      25       MedVance                                           18,369         64%                  9/30/2015

      26       Kirkpartick & Lockhart                             31,467         18%                  8/31/2015
      27       New World Systems                                  46,776         16%                  6/30/2011
      28       WA Attorney General's Office                       74,179         50%                  11/30/2016
      29
      30       California Culinary                                103,838        83%                  11/30/2019
      31
      32
      33       JetBlue Airways                                    65,112         41%                  7/31/2014
      34       Stevedoring Services of America                    15,378          7%                  5/18/2010
      35
      36
      37
      38
      39
      40
      41
      42       Sirius Solutions                                   13,399          9%                  7/31/2009
      43       Ralphs                                             33,382         43%                  6/30/2009
      44
      45       Chicago Pneumatic                                  186,926        100%                 4/30/2017
      46       Realty Executives                                  21,620         34%                  4/30/2009
      47       City of New York                                   15,170         18%                  11/19/2010
      48       Baptist Health System of East Tennessee            29,403         37%                  6/30/2032
      49       Super Stop & Shop                                  71,494         49%                  6/30/2012
      50       Bayview                                            45,034         43%                  2/28/2018
      51
      52       Georgia Power                                      111,911        100%                 6/30/2015
      53       EPA                                                77,973         67%                   8/5/2007
      54       Shaw's Supermarket                                 62,313         100%                 2/28/2022
      55
      56
      57       KMart                                              86,476         42%                   4/1/2012
      58       Lowe's Home Centers, Inc.                          125,357        79%                   2/8/2015
      59       Pacific Pioneer Corp                               23,226         28%                  4/30/2008
      60

      61       CUCO, LLC                                           3,926          8%                  7/31/2007
      62       Jump 'N Play                                        5,712         12%                  10/14/2010

      63

     64.1      Wawa Store                                          4,750         100%                 12/31/2021
     64.2      Wawa Store                                          4,750         100%                 12/31/2021
     64.3      Wawa Store                                          4,750         100%                 12/31/2021
      64

      65       Big Lots                                           25,920         13%                  1/31/2007
      66       Lenscrafters                                        5,000         53%                  11/1/2020
      67
      68

      69
      70

      71       Publix                                             44,840         65%                   3/2/2024
      72       The Bank of New York                               18,797         35%                  8/14/2010
      73
      74       Barnes & Noble                                     24,960         40%                   4/1/2015

      75
      76

     77.1      Hospitality et al                                  17,973         34%                  4/30/2007
     77.2      DPSs Auditing-San Bernardion Co.                   32,208         100%                 6/30/2010
      77

      78
      79       AFL Automotive , LP                                48,177         42%                  12/31/2008
      80       Seattle Parks                                      24,153         36%                  11/22/2009
      81
      82
      83
      84
      85
      86
      87       KGDO Holdings                                      12,894         23%                  4/30/2006
      88       Macaroni Grill (Brinker Restaurant)                 7,400         31%                  8/31/2015
      89
      90
      91       NVR                                                140,549        100%                 4/19/2025
      92
      93       A&P Fresh Market                                   38,000         42%                  10/31/2010
      94       American Attorney Center                            3,992          6%                  9/30/2009
      95       Kmart Corporation                                  95,213         100%                 12/31/2017
      96
      97
      98       BT Homes, Inc                                       8,710         19%                  10/31/2006
      99
     100
     101
     102

    103.1
    103.2      Purity Restaurant                                   1,100          7%                  2/28/2014
     103

     104
     105       Super CVS                                          15,275         36%                  1/31/2026
     106       AAA Northern New England                           37,464         72%                   8/1/2012

    107.1      Jade Abaucus(Jasmine Restaurant)                    3,260         22%                  12/31/2012
    107.2      Schreiber & Assoc. PC                              18,000         75%                  8/31/2007
     107

     108       Elrod's Cost Plus                                  41,719         41%                  9/27/2010
     109       Mitre Corp                                         23,100         41%                  7/17/2010
     110
     111       ArvinMeritor, Inc.                                 100,126        100%                 3/31/2011
     112       Big 5 Sporting Goods                               11,000         34%                   1/1/2012
     113       Windermere Real Estate/American Realty, Inc.        6,917         22%                  10/31/2007
     114       Rite-Aid                                           14,902         22%                  3/31/2025
     115
     116
     117       American Red Cross                                  4,370         15%                  9/30/2006
     118
     119
     120
     121       Mission Hospital Regional Medical Center           10,560         51%                  4/30/2014
     122       Texas Builders Insurance Company                    8,373         28%                  10/31/2017
     123
     124       Save-a-lot Grocery (Savers Labelle, Inc.)          13,956         32%                  6/30/2010
     125       Walgreen Co.                                       14,580         100%                 4/30/2080
     126       TJ Maxx                                            35,000         88%                  8/31/2010
     127       National Properties, LLC                            6,720         21%                  6/30/2008
     128
     129
     130       Tepper                                              2,993         11%                  4/30/2009
     131       CVS                                                13,813         100%                 5/21/2025
     132       FedEx Ground Package System, Inc.                  37,962         100%                 9/30/2014
     133       EL, LLC No. 4   dba The Italian Oven Restaurant     4,800         15%                  10/31/2011
     134
     135       Payless Shoes Source                                3,557         14%                  6/30/2009
     136
     137
     138       Buns Master Bakery                                  5,788         17%                  12/31/2007
     139
     140       Rebound Physical Therapy                            2,400         14%                  3/31/2006
     141
     142
     143
     144       Vintage Industries                                 25,000         31%                  5/31/2007
     145
     146       Titus Sports Academy, LLC                          10,000         44%                  12/31/2009
     147       Rite Aid                                           17,370         100%                 9/30/2025
     148
     149       Gotrocks Raw Bar & Grill                            3,140         12%                  7/31/2026
     150       Silver State Mortgage                               4,355         26%                  10/31/2009
     151
     152
     153       Family Dollar of Indiana - Family Dollar Stores     8,780         20%                  12/31/2012
     154       BUY RITE, INC.  dba Crown Liquors                   4,760         32%                  5/31/2015
     155       Express Personnel                                   8,743         50%                  11/30/2012
     156       Integ. Pediatric Therapy                            8,308         43%                  1/31/2010
     157       Walgreen Co.                                       14,504         67%                  5/31/2031
     158
     159       Big Lots                                           23,300         51%                  1/31/2008
     160       Joe's Main Street Pizza                             1,250         10%                  12/31/2008
     161       Nancy Z. Halsema, PC                                3,560         34%                  12/31/2014
     162
     163       Cato                                                4,160         29%                  1/31/2011
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================

                                                                                       SECOND     SECOND       SECOND
                                                                                       LARGEST    LARGEST      LARGEST
                                                                                       TENANT     TENANT       TENANT
                                                                                       LEASED      % OF         LEASE
   SEQUENCE    SECOND LARGEST TENANT                                                     SF      TOTAL SF    EXPIRATION
   --------    ---------------------                                                     --      --------    ----------

      1        Sumitomo Mitsui Banking Corporation                                     211,825      12%       8/31/2010
      2

     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
     3.10
     3.11
     3.12
     3.13
     3.14
     3.15
     3.16
     3.17
     3.18
     3.19
     3.20
     3.21
     3.22
     3.23
     3.24
     3.25
     3.26
     3.27
     3.28
     3.29
     3.30
     3.31
     3.32
     3.33
     3.34
     3.35
     3.36
     3.37
     3.38
     3.39
     3.40
      3

      4
      5        Burlington Resources                                                    198,539      19%       6/30/2013
      6        Old Navy                                                                16,000       5%        7/31/2010
      7
      8        Lane Powell Spears                                                      47,225       12%       10/7/2009
      9        Ross, Dixon & Bell                                                      49,120       21%      12/31/2010
      10
      11       Rosicki, Rosicki & Assoc                                                18,525       6%        4/30/2006
      12       Fry's Food                                                              84,324       17%       12/3/2021
      13       Universal Ensco, Inc.                                                   72,870       13%       4/30/2015
      14       Butler, Snow, O'Mara                                                    34,600       10%      12/31/2008
      15
      16
      17       La Agencia De Orci & Associados, Inc.                                   24,294       13%       1/31/2010
      18
      19       K-MOMO                                                                   7,829       4%       12/31/2009
      20       TJ Maxx                                                                 34,783       33%      10/31/2019
      21

      22       Neurological Surgeons                                                   22,664       12%       5/31/2007
      23       Premier Orthopaedics & Sports                                           17,209       9%        8/31/2011
      24       TN Oncology                                                             12,908       14%      11/30/2006
      25

      26       PA Dept of Banking                                                      30,617       18%       9/30/2015
      27       NovaStar Mortgage                                                       34,775       12%       5/31/2012
      28       WA Attorney General's Office II                                         56,893       38%      11/30/2016
      29
      30       Starbucks                                                                1,567       1%        9/30/2013
      31
      32
      33       Navitaire                                                               37,835       24%       3/31/2008
      34       Evergreen America Corp                                                  14,350       6%       11/30/2008
      35
      36
      37
      38
      39
      40
      41
      42       Ballard Law Firm                                                         9,122       6%        1/31/2008
      43       Longs Drugs                                                             14,000       18%       2/28/2022
      44
      45
      46       Pardee Homes                                                            17,594       27%       4/30/2014
      47       Brooklyn Psychiatric                                                    12,722       15%       7/31/2012
      48       Women's Care Group, PC                                                   7,102       9%        6/30/2008
      49       TJ Maxx                                                                 25,068       17%       4/30/2010
      50       GECC                                                                    22,479       22%       9/30/2007
      51
      52
      53       Eastridge Personnel                                                     15,805       14%       4/30/2007
      54
      55
      56
      57       Publix                                                                  55,000       27%       4/1/2007
      58       Fashion Bug                                                              8,400       5%        1/31/2008
      59       US Genral Service Admin.                                                22,999       27%       7/17/2009
      60

      61       Cross of Christ Church                                                   3,733       7%        5/23/2007
      62       Four Square Church                                                       5,258       11%       3/21/2010

      63

     64.1
     64.2
     64.3
      64

      65       Sack N' Save                                                            25,710       13%      12/31/2009
      66       Bank of America                                                          4,500       47%       9/4/2020
      67
      68

      69
      70

      71       Dollar Perk$                                                             3,010       4%        4/9/2010
      72       Allen School, Inc.                                                      11,699       22%       1/31/2014
      73
      74       Michaels Stores                                                         23,342       37%       2/28/2014

      75
      76

     77.1      LLU/Loma Linda et al                                                    10,861       21%       6/30/2009
     77.2
      77

      78
      79       San Antonio Medical Clinic                                               9,765       9%       12/14/2007
      80       Passage Events                                                          23,908       36%      10/30/2008
      81
      82
      83
      84
      85
      86
      87       Summit Insurance Services                                                5,270       9%       12/31/2006
      88       Ohana's Hawaiian Grill                                                   4,436       19%       8/31/2015
      89
      90
      91
      92
      93       Family Dollar                                                            6,800       7%       12/31/2009
      94       Wackenhut                                                                3,492       5%        3/31/2010
      95
      96
      97
      98       SF Furniture Co                                                          8,035       17%      11/30/2020
      99
     100
     101
     102

    103.1
    103.2
     103

     104
     105       Kebab Grill                                                              3,330       8%        3/31/2016
     106       GPCOG                                                                    6,082       12%       8/1/2012

    107.1      Dunkin Donuts                                                            1,850       13%       3/31/2007
    107.2      Yangs                                                                    6,000       25%      12/31/2005
     107

     108       Family Dollar                                                           10,125       10%      12/31/2008
     109       GSA (IRS)                                                               17,404       31%       9/22/2012
     110
     111
     112       Centinela Feed, Inc.                                                     9,600       30%       1/1/2015
     113       Gig Harbour Ortho Surgeons                                               4,923       15%      12/31/2007
     114       Dollar's Worth                                                          12,000       18%       4/1/2007
     115
     116
     117       Karen Hosseinzadeh (Beauty Supply Warehouse)                             3,695       13%       4/15/2010
     118
     119
     120
     121       E. John Moreno D.M.D., Inc.                                              2,503       12%       7/31/2014
     122       Frank Siddons                                                            5,927       20%      10/31/2017
     123
     124       Dollar General (DolgenCorp, Inc.)                                        7,000       16%       8/31/2008
     125
     126       Recreation Showroom                                                      4,620       12%      11/30/2007
     127       Nevada CompFirst, Inc. (Suite A120)                                      5,130       16%       5/31/2009
     128
     129
     130       Nevada Aneshesia Consultant    (B203 - 204)                              2,301       8%        4/30/2007
     131
     132
     133       PTC Beef's LLC                                                           3,200       10%       2/28/2009
     134
     135       Tropical Expressions                                                     3,200       12%      11/30/2008
     136
     137
     138       Celt Investments, Inc. (Oh Gallagher's Pub)                              4,700       13%      10/31/2009
     139
     140       Taco Bell                                                                2,121       13%      11/30/2017
     141
     142
     143
     144       Marbon Products                                                         19,500       24%       1/31/2010
     145
     146       Countrywide Home Loans                                                   5,500       24%       8/31/2009
     147
     148
     149       Atlantic Tile                                                            2,854       11%       3/1/2007
     150       Dermologica, Inc.                                                        4,300       26%       6/30/2011
     151
     152
     153       Faith Apostolic Temple Christian Center, Inc.                            3,900       9%        6/30/2009
     154       Subway Real Estate Corp.                                                 1,600       11%      12/31/2013
     155       Umpqua Bank                                                              5,071       29%       5/31/2015
     156       Southwest Allergy                                                        5,320       28%       4/14/2010
     157       Jocelyn Acevedo (Curves for Women)                                       3,000       14%       1/31/2008
     158
     159       Hancock Fabrics                                                         13,000       29%       2/28/2008
     160       Katana Salon & Spa                                                       1,250       10%       8/30/2010
     161       Kelly L. Gelarden, Larry Koval and Harvey O. Markley, MDs                3,166       30%       1/31/2010
     162
     163       USAF, Inc. (Image for Men and the Source)                                2,706       19%       6/30/2010
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================

                                                                                           THIRD     THIRD         THIRD
                                                                                          LARGEST   LARGEST       LARGEST
                                                                                           TENANT    TENANT        TENANT
                                                                                           LEASED     % OF         LEASE      % OF
SEQUENCE    THIRD LARGEST TENANT                                                             SF     TOTAL SF     EXPIRATION    POOL
--------    --------------------                                                             --     --------     ----------    ----

   1        ContiGroup                                                                     46,110      3%        2/28/2015    9.5%
   2                                                                                                                          5.5%

  3.1                                                                                                                         0.2%
  3.2                                                                                                                         0.2%
  3.3                                                                                                                         0.2%
  3.4                                                                                                                         0.2%
  3.5                                                                                                                         0.2%
  3.6                                                                                                                         0.2%
  3.7                                                                                                                         0.1%
  3.8                                                                                                                         0.1%
  3.9                                                                                                                         0.1%
  3.10                                                                                                                        0.1%
  3.11                                                                                                                        0.1%
  3.12                                                                                                                        0.1%
  3.13                                                                                                                        0.1%
  3.14                                                                                                                        0.1%
  3.15                                                                                                                        0.1%
  3.16                                                                                                                        0.1%
  3.17                                                                                                                        0.1%
  3.18                                                                                                                        0.1%
  3.19                                                                                                                        0.1%
  3.20                                                                                                                        0.1%
  3.21                                                                                                                        0.1%
  3.22                                                                                                                        0.1%
  3.23                                                                                                                        0.1%
  3.24                                                                                                                        0.1%
  3.25                                                                                                                        0.1%
  3.26                                                                                                                        0.1%
  3.27                                                                                                                        0.1%
  3.28                                                                                                                        0.1%
  3.29                                                                                                                        0.1%
  3.30                                                                                                                        0.1%
  3.31                                                                                                                        0.1%
  3.32                                                                                                                        0.1%
  3.33                                                                                                                        0.1%
  3.34                                                                                                                        0.1%
  3.35                                                                                                                        0.1%
  3.36                                                                                                                        0.1%
  3.37                                                                                                                        0.1%
  3.38                                                                                                                        0.1%
  3.39                                                                                                                        0.1%
  3.40                                                                                                                        0.1%
   3                                                                                                                          4.6%

   4                                                                                                                          4.4%
   5        HUD                                                                           102,418     10%        9/30/2013    4.2%
   6        Gap/Gap Kids/Baby Gap                                                          14,338      5%        5/31/2009    4.0%
   7                                                                                                                          3.8%
   8        GSA                                                                            41,403     10%        7/14/2009    2.9%
   9        Corporate Executive Board, Inc.                                                41,768     18%        7/31/2008    2.4%
   10                                                                                                                         2.1%
   11       Tri Rehabilitation Institute                                                   13,984      4%        2/14/2008    1.9%
   12       Big Lots                                                                       36,865      8%        1/31/2015    1.7%
   13       HHS Texas Management                                                           49,164      9%        7/31/2012    1.7%
   14       Stanford Financial                                                             27,075      8%        4/30/2009    1.6%
   15                                                                                                                         1.6%
   16                                                                                                                         1.5%
   17       Jamison Properties Executive                                                   17,524      9%        8/31/2015    1.5%
   18                                                                                                                         1.4%
   19       Charlotte Russe                                                                7,545       3%        12/31/2012   1.3%
   20       Petco                                                                          15,969     15%        1/31/2015    1.2%
   21                                                                                                                         1.0%

   22        Arthritis Specialists                                                         14,602      8%        3/31/2008    0.4%
   23       Sterling Primary Care                                                          11,336      6%        12/31/2008   0.4%
   24       HCA Atrium Plastic Surgery                                                     12,665     14%        6/30/2010    0.2%
   25                                                                                                                         0.0%
                                                                                                                              1.0%

   26       Klett Rooney Lieber & Schorling                                                17,666     10%        10/31/2015   1.0%
   27       Integrated Design                                                              15,168      5%        3/31/2010    0.9%
   28                                                                                                                         0.9%
   29                                                                                                                         0.9%
   30                                                                                                                         0.8%
   31                                                                                                                         0.8%
   32                                                                                                                         0.8%
   33       Master Control                                                                 20,249     13%        8/31/2017    0.8%
   34       Control 4 -Sublease (space subleased from Micro Linear - Landlord consent)     13,841      6%        9/30/2006    0.7%
   35                                                                                                                         0.7%
   36                                                                                                                         0.7%
   37                                                                                                                         0.7%
   38                                                                                                                         0.6%
   39                                                                                                                         0.6%
   40                                                                                                                         0.6%
   41                                                                                                                         0.6%
   42       Merrill Lynch                                                                  8,820       6%        6/30/2009    0.6%
   43       Niko Niko Sushi                                                                4,000       5%        1/31/2018    0.6%
   44                                                                                                                         0.6%
   45                                                                                                                         0.6%
   46       Hacker Braly                                                                   5,368       8%        10/31/2009   0.5%
   47       Premier Home Health                                                            4,979       6%        8/31/2010    0.5%
   48       Hovis Orthopaedic Clinic                                                       5,557       7%        5/31/2009    0.5%
   49       Liquors 44                                                                     13,117      9%        12/31/2010   0.5%
   50       Alfred Angelo, Inc.                                                            13,975     13%        7/31/2010    0.5%
   51                                                                                                                         0.5%
   52                                                                                                                         0.5%
   53       State of Nevada                                                                10,561      9%        6/30/2007    0.5%
   54                                                                                                                         0.5%
   55                                                                                                                         0.4%
   56                                                                                                                         0.4%
   57       Beall's                                                                        34,665     17%         4/1/2011    0.4%
   58       K.B. Associates "Mattress Warehouse"                                           4,200       3%        7/31/2010    0.4%
   59       Valley View Medical Clinic                                                     5,235       6%        12/31/2006   0.4%
   60                                                                                                                         0.4%

   61       Dynamic Dance Academy                                                          3,630       7%        11/9/2012    0.2%
   62       Vineyard Church                                                                3,403       7%        6/30/2010    0.1%
                                                                                                                              0.4%

   63                                                                                                                         0.4%

  64.1                                                                                                                        0.1%
  64.2                                                                                                                        0.1%
  64.3                                                                                                                        0.1%
   64                                                                                                                         0.4%

   65       Burke's Outlet Store                                                           14,000      7%        4/30/2012    0.4%
   66                                                                                                                         0.4%
   67                                                                                                                         0.4%
   68                                                                                                                         0.3%

   69                                                                                                                         0.2%
   70                                                                                                                         0.2%
                                                                                                                              0.3%

   71       Shanes Rib Shack                                                               3,000       4%        3/31/2010    0.3%
   72       Tantleff, Cohen & Tantleff                                                     4,512       8%        5/31/2009    0.3%
   73                                                                                                                         0.3%
   74       Pier 1 Imports                                                                 9,000      14%        3/31/2015    0.3%

   75                                                                                                                         0.2%
   76                                                                                                                         0.1%
                                                                                                                              0.3%

  77.1      Glen Helen                                                                     4,156       8%        5/31/2008    0.2%
  77.2                                                                                                                        0.1%
   77                                                                                                                         0.3%

   78                                                                                                                         0.3%
   79       Unitech Consulting Engineers                                                   8,180       7%        12/31/2005   0.3%
   80       McFarland, Richard & Graf                                                      4,172       6%        1/31/2007    0.3%
   81                                                                                                                         0.3%
   82                                                                                                                         0.3%
   83                                                                                                                         0.3%
   84                                                                                                                         0.2%
   85                                                                                                                         0.2%
   86                                                                                                                         0.2%
   87       F/F/E Associates                                                               5,156       9%        2/15/2006    0.2%
   88       Dono Sushi                                                                     2,836      12%        8/14/2015    0.2%
   89                                                                                                                         0.2%
   90                                                                                                                         0.2%
   91                                                                                                                         0.2%
   92                                                                                                                         0.2%
   93       Charter One Bank                                                               3,430       4%        10/31/2010   0.2%
   94       Meissner & Joseph                                                              3,475       5%         5/1/2007    0.2%
   95                                                                                                                         0.2%
   96                                                                                                                         0.2%
   97                                                                                                                         0.2%
   98       Tierra Concepts                                                                3,564       8%        11/30/2020   0.2%
   99                                                                                                                         0.2%
  100                                                                                                                         0.2%
  101                                                                                                                         0.2%
  102                                                                                                                         0.2%

 103.1                                                                                                                        0.1%
 103.2                                                                                                                        0.1%
  103                                                                                                                         0.2%

  104                                                                                                                         0.2%
  105       Sherwood Asian Resturant                                                       2,750       7%        8/31/2012    0.2%
  106       Portland Foot and Ankle                                                        4,355       8%         8/1/2012    0.2%

 107.1      Silver Cleaners                                                                1,669      11%        6/30/2014    0.1%
 107.2                                                                                                                        0.1%
  107                                                                                                                         0.2%

  108       Autozone                                                                       8,400       8%        11/30/2008   0.2%
  109       Policy Studies, Inc.                                                           8,960      16%        2/28/2009    0.2%
  110                                                                                                                         0.2%
  111                                                                                                                         0.2%
  112       Sherwin Williams                                                               4,240      13%         9/1/2013    0.2%
  113       Salomon Smith Barney                                                           4,031      13%        3/31/2007    0.2%
  114       Super China Buffet                                                             7,140      11%        5/31/2015    0.2%
  115                                                                                                                         0.2%
  116                                                                                                                         0.2%
  117       Planned Parenthood                                                             3,193      11%        8/31/2010    0.2%
  118                                                                                                                         0.2%
  119                                                                                                                         0.2%
  120                                                                                                                         0.1%
  121       Body Awareness - Physical Therapy, Inc.                                        2,503      12%        3/31/2014    0.1%
  122       Lower Colorado River Authority                                                 5,634      19%        6/30/2008    0.1%
  123                                                                                                                         0.1%
  124       Century 21 (Birchwood Realty Inc)                                              3,000       7%        11/30/2006   0.1%
  125                                                                                                                         0.1%
  126                                                                                                                         0.1%
  127       Perfect Marketing Concepts LLC (Suite A202)                                    3,347      11%        12/31/2005   0.1%
  128                                                                                                                         0.1%
  129                                                                                                                         0.1%
  130       Fisher Appraisal Services Inc.              (B101 and 102)                     2,262       8%        4/30/2006    0.1%
  131                                                                                                                         0.1%
  132                                                                                                                         0.1%
  133       Crescent Paint & Decorating                                                    2,400       8%        3/31/2007    0.1%
  134                                                                                                                         0.1%
  135       Rainbow Women's Retail                                                         3,200      12%        7/31/2008    0.1%
  136                                                                                                                         0.1%
  137                                                                                                                         0.1%
  138       Casa Mia at Lakewood                                                           2,625       8%        7/31/2008    0.1%
  139                                                                                                                         0.1%
  140       Las Cazuelas                                                                   1,838      11%        6/30/2008    0.1%
  141                                                                                                                         0.1%
  142                                                                                                                         0.1%
  143                                                                                                                         0.1%
  144       East Coast Fire Protection                                                     13,500     17%        9/30/2014    0.1%
  145                                                                                                                         0.1%
  146       Eleni's Coffee & Tea                                                           3,800      17%        12/31/2009   0.1%
  147                                                                                                                         0.1%
  148                                                                                                                         0.1%
  149       Brazilian Spices                                                               2,178       8%        5/30/2010    0.1%
  150       Crowley & Ramos                                                                2,180      13%        12/10/2009   0.1%
  151                                                                                                                         0.1%
  152                                                                                                                         0.1%
  153       Dan Ruiz - Mexican Grocery                                                     3,000       7%        1/31/2010    0.1%
  154       Pink, Inc.                                                                     1,600      11%        9/30/2009    0.1%
  155       Coldwell Banker / Garner                                                       1,076       6%        9/30/2007    0.1%
  156       Dennis VanPatter                                                               2,139      11%        9/14/2007    0.1%
  157       Mario Morales Ruelas/Daniel H. Frye (Del Valle Produce Market)                 2,822      13%        6/30/2008    0.1%
  158                                                                                                                         0.1%
  159       Dancer's Choice                                                                1,390       3%        11/30/2008   0.1%
  160       Winchester Podiatry                                                            1,250      10%        6/30/2014    0.1%
  161       David L. Judy, DDS, MS , PC                                                    2,600      25%        9/30/2012    0.0%
  162                                                                                                                         0.0%
  163       Cartridge World (God Speed Enterprises), LLC                                   1,784      12%         4/6/2009    0.0%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

(i)     Administrative Fee Rate includes the Sub-Servicing Fee Rate.

(ii)    For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day year, the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day year consisting of twelve
        30-day months. The actual amortization would be longer.

(iii)   Each of the Mortgaged Properties related to Loan No. 59414 has a value based on either the year opened or year built, depending on the related child development centers.

(iv)    The Mortgaged Properties related to Loan No. 59414 were not reviewed for year renovated.

(v)     For the Mortgaged Properties related to Loan No. 59414, occupancy is based on a utilization rate.

(vi)    For the Mortgaged Properties related to Loan No. 59414, occupancy date is based on a trailing twelve month utilization rate.

(vii)   A sampling of 25% of the Mortgaged Properties was reviewed for Loan No.
        (59414.)

(viii)  The related appraiser performed appraisals on 393 of the 713 properties in the related Mortgage Loan portfolio for Loan No. 59414 from which the appraiser extrapolated a value based on a formula for the remainder of the properties.

(ix)    Loan No. 59314 is secured by 713 properties which are broken out separately on Annex A-1a.

(x)     The borrower for Loan No. 59314 receives an annual payment of
        $90,800,000 (via the "Master Lease").

(xi)    For Mortgage Loan No. 59314 the Most Recent NOI and Full Year NOI
        represent the EBITDAs of the underlying properties.

                                                                        ANNEX A1

                 CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     The schedule and tables appearing in this Annex A1 set forth certain information with respect to the Mortgage Loans and Mortgaged Properties. Unless
otherwise indicated, such information is presented as of the Cut-off Date. The statistics in such schedule and tables were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. Such information and operating statements were generally unaudited and have not been independently verified by the Depositor or any
Underwriter, or any of their respective affiliates or any other person. All numerical and statistical information presented in this prospectus supplement is calculated as described under "Glossary of Principal Definitions" in this prospectus supplement.

     For purposes of the accompanying prospectus supplement, including the schedule and tables in this Annex A1, the indicated terms shall have the meanings assigned in the "Glossary of Principal Defined Terms" to this prospectus supplement and the schedules and tables in this Annex A1 will be qualified by such definitions.

     All numerical information provided in this prospectus supplement, including the schedules and tables in this Annex A1, with respect to the
Mortgage Loans is provided on an approximate basis. All numerical and statistical information presented herein is calculated as described under
"Glossary of Principal Definitions" in this prospectus supplement. The principal balance of each Mortgage Loan as of the Cut-off Date assumes the timely receipt of all principal scheduled to be paid on or before the Cut-off
Date and assumes no defaults, delinquencies or prepayments on any Mortgage Loan on or before the Cut-off Date. All weighted average information provided in this prospectus supplement, unless otherwise stated, reflects weighting by related Cut-off Date Balance. All percentages of the Mortgage Pool, or of any specified sub-group thereof, referred to herein without further description are approximate percentages of the Initial Pool Balance. The sum of the numerical data in any column of any table presented in this prospectus supplement, including the schedules and tables in this Annex A1, may not equal the indicated total due to rounding. When information presented in this prospectus supplement, including the schedules and tables in this Annex A1 with respect to the Mortgaged Properties, is expressed as a percentage of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off-Date, the percentages are based on an allocated loan amount that has been assigned to the related Mortgaged Properties based upon one or more of the related Appraisal
Value, the relative Underwritten Cash Flow or prior allocations reflected in the related Mortgage Loan documents as set forth in this Annex A1.

                                      A1-1

                    PREPAYMENT LOCK-OUT/PREPAYMENT ANALYSIS
                  BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)
                             OF ALL MORTGAGE LOANS

                          DEC-05        DEC-06        DEC-07        DEC-08        DEC-09        DEC-10        DEC-11
                      ------------- ------------- ------------- ------------- ------------- ------------- -------------

Lockout/
 Defeasance(3) ......       95.41%        94.47%        87.95%        91.17%        89.34%        88.72%        88.74%
Yield
 Maintenance(4) .....        4.59          5.53         12.05          8.83         10.66         11.28         11.26
Open ................        0.00          0.00          0.00          0.00          0.00          0.00          0.00
Total ...............      100.00%       100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
                         --------      --------      --------      --------      --------      --------      --------
Total Balance(5)
 (in millions) ......    2,742.15      2,727.18      2,710.37      2,689.89      2,664.99      2,416.42      2,381.70
                         --------      --------      --------      --------      --------      --------      --------
Percent of
 Mortgage Pool
 Balance(6) .........      100.00%        99.45%        98.84%        98.09%        97.19%        88.12%        86.86%
                         --------      --------      --------      --------      --------      --------      --------

                          DEC-12        DEC-13        DEC-14       DEC-15      DEC-16       DEC-17       DEC-18       DEC-19
                      ------------- ------------- ------------- ----------- ------------ ------------ ------------ ------------

Lockout/
 Defeasance(3) ......       88.63%        88.54%        84.94%      25.31%      100.00%      100.00%      100.00%      100.00%
Yield
 Maintenance(4) .....       11.20         11.29         10.34        0.00         0.00         0.00         0.00         0.00
Open ................        0.17          0.17          4.71       74.69         0.00         0.00         0.00         0.00
Total ...............      100.00%       100.00%       100.00%     100.00%      100.00%      100.00%      100.00%      100.00%
                         --------      --------      --------      ------       ------       ------       ------       ------
Total Balance(5)
 (in millions) ......    2,317.97      2,257.42      2,191.04      102.37        25.08        24.19        23.26         4.31
                         --------      --------      --------      ------       ------       ------       ------       ------
Percent of
 Mortgage Pool
 Balance(6) .........       84.53%        82.32%        79.90%       3.73%        0.91%        0.88%        0.85%        0.16%
                         --------      --------      --------      ------       ------       ------       ------       ------

-------
(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (except that an ARD Loan will be repaid on its Anticipated
      Repayment Date), if any.

(2)   Numbers may not total to 100% due to rounding.

(3)   As of the Cut-off Date 138 Mortgage Loans representing 84.6% of the
      Initial Pool Balance are subject to an initial lockout period after which defeasance is permitted.

(4)   As of the Cut-off Date, (a) one Mortgage Loan, representing 4.6% of the
      Initial Pool Balance is not subject to an initial lockout period but permits prepayment subject to the greater of a yield maintenance charge or a 1% prepayment premium for an initial period of time after which defeasance is permitted (for modeling purposes and in this table, it was assumed that such Mortgage Loan was instead prepayable with yield maintenance during the permitted defeasance period); (b) one Mortgage
      Loan, representing 0.5% of the Initial Pool Balance, is subject to an initial lockout period after which prepayment subject to the greater of a yield maintenance charge or a 1% prepayment premium is permitted for a period of time after which the choice of defeasance or yield maintenance is permitted; (c) one Mortgage Loan, representing 0.1% of the Initial
      Pool Balance is subject to an initial lockout period after which defeasance is permitted for a period of time after which the choice of yield maintenance or defeasance is permitted; and (d) 22 Mortgage Loans, representing 10.2% of the Initial Pool Balance, are subject to an initial lockout period after which prepayment subject to the greater of a yield maintenance charge or a 1% prepayment premium is permitted. For modeling purposes and in this table, any Mortgage Loan that permits either prepayment with yield maintenance or defeasance during any period was assumed to be only prepayable with yield maintenance during such period.

(5)   Assumes Cut-off Date Balance for initial balance and no prepayments thereafter.

(6)   As of the Cut-off Date.

                                      A1-2

                        MORTGAGE POOL PROPERTY TYPE(1)

                                                             % OF      WEIGHTED
                             NUMBER OF      AGGREGATE      INITIAL      AVERAGE
                             MORTGAGED     CUT-OFF DATE      POOL    UNDERWRITTEN
       PROPERTY TYPE        PROPERTIES       BALANCE       BALANCE       DSCR
-------------------------- ------------ ----------------- --------- --------------

Office ...................       44      $1,057,956,875      38.6%        1.72x
Multifamily ..............       41         599,694,653      21.9         1.49x
Retail ...................       41         427,944,722      15.6         1.58x
 Anchored ................       23         362,164,980      13.2         1.60x
 Unanchored ..............       14          50,467,757       1.8         1.51x
 Shadow Anchored .........        4          15,311,986       0.6         1.39x
Hotel ....................       49         312,031,131      11.4         1.92x
Other ....................      713         150,000,000       5.5         3.27x
Self Storage .............       19          93,865,850       3.4         1.43x
Manufactured Housing .....        2          46,250,000       1.7         1.26x
Industrial ...............        7          42,407,182       1.5         1.30x
Mixed Use ................        3          11,996,845       0.4         1.27x
                                ---      --------------     -----
TOTAL/WTD AVG ............      919      $2,742,147,258     100.0%        1.73X
                                ===      ==============     =====

                                                     WEIGHTED                       WEIGHTED
                                   MIN/MAX            AVERAGE         MIN/MAX       AVERAGE
                                UNDERWRITTEN       CUT-OFF DATE    CUT-OFF DATE     MORTGAGE
       PROPERTY TYPE                DSCR             LTV RATIO       LTV RATIO        RATE
-------------------------- ---------------------- -------------- ---------------- -----------

Office ...................   1.20x/2.64x               63.2%        41.7%/80.0%       5.178%
Multifamily ..............   1.12x/2.04x               65.8%        39.7%/79.9%       5.160%
Retail ...................   1.16x/2.46x               65.0%        40.0%/80.0%       5.200%
 Anchored ................   1.16x/2.46x               65.1%        40.0%/80.0%       5.166%
 Unanchored ..............   1.20x/2.07x               65.5%        47.5%/79.9%       5.385%
 Shadow Anchored .........   1.26x/1.58x               59.3%        45.8%/80.0%       5.396%
Hotel ....................   1.41x/2.16x               61.7%        59.1%/74.1%       5.543%
Other ....................   3.27x/3.27x               40.9%        40.9%/40.9%       5.123%
Self Storage .............   1.20x/2.43x               70.1%        45.8%/79.9%       5.377%
Manufactured Housing .....   1.25x/1.27x               78.4%        77.8%/78.5%       5.167%
Industrial ...............   1.21x/1.44x               72.0%        64.5%/79.6%       5.428%
Mixed Use ................   1.26x/1.32x               61.9%        61.0%/68.0%       5.351%
TOTAL/WTD AVG ............   1.12X/3.27X               63.3%        39.7%/80.0%       5.227%

----------
(1)   Because this table represents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated loan amounts (generally allocating the Mortgage Loan principal amount to each of those Mortgaged Properties by appraised values of the Mortgaged
      Properties if not otherwise specified in the related Mortgage Note or
      Mortgage Loan documents). Those amounts are set forth in this Annex A1.

                      MORTGAGE POOL CUT-OFF DATE BALANCES

                                                                       % OF      WEIGHTED       WEIGHTED      WEIGHTED
               RANGE OF                NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE      AVERAGE
             CUT-OFF DATE               MORTGAGE     CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
               BALANCES                  LOANS         BALANCE       BALANCE       DSCR         LTV RATIO       RATE
------------------------------------- ----------- ----------------- --------- -------------- -------------- -----------

$  1,015,277 -- $  1,999,999.........       7      $   10,023,314       0.4%       1.38x           66.9%        5.533%
$  2,000,000 -- $  2,999,999.........      16          40,295,515       1.5        1.52x           64.6%        5.425%
$  3,000,000 -- $  3,999,999.........      20          70,666,673       2.6        1.36x           68.1%        5.375%
$  4,000,000 -- $  4,999,999.........      21          92,639,599       3.4        1.32x           69.6%        5.337%
$  5,000,000 -- $  7,499,999.........      27         159,639,032       5.8        1.42x           68.9%        5.444%
$  7,500,000 -- $  9,999,999.........      13         114,470,342       4.2        1.46x           69.1%        5.402%
$ 10,000,000 -- $ 14,999,999.........      18         222,594,921       8.1        1.28x           72.1%        5.366%
$ 15,000,000 -- $ 19,999,999.........      12         209,229,096       7.6        1.35x           70.7%        5.268%
$ 20,000,000 -- $ 29,999,999.........       9         213,516,767       7.8        1.35x           68.2%        5.398%
$ 30,000,000 -- $ 49,999,999.........       9         368,511,900      13.4        1.41x           68.3%        5.271%
$ 50,000,000 -- $ 99,999,999.........       4         255,501,405       9.3        1.62x           63.7%        5.358%
$100,000,000 -- $260,000,000.........       7         984,758,693      35.9        2.31x           54.0%        5.012%
                                           --      --------------     -----
TOTAL/WTD AVG .......................     163      $2,742,147,258     100.0%       1.73X           63.3%        5.227%
                                          ===      ==============     =====

                                      A1-3

                    MORTGAGE POOL GEOGRAPHIC DISTRIBUTION(1)

                                                                   % OF      WEIGHTED       WEIGHTED      WEIGHTED
                                   NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE      AVERAGE
                                   MORTGAGED     CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
   MORTGAGED PROPERTY LOCATION    PROPERTIES       BALANCE       BALANCE       DSCR         LTV RATIO       RATE
-------------------------------- ------------ ----------------- --------- -------------- -------------- -----------

California .....................       91      $  555,850,115      20.3%       1.77x           62.7%        5.219%
New York .......................       17         441,870,496      16.1        2.14x           52.2%        4.915%
Texas ..........................       91         312,424,982      11.4        1.51x           72.8%        5.190%
New Jersey .....................       26         126,932,424       4.6        1.83x           59.5%        4.917%
Nevada .........................       15         107,531,152       3.9        1.28x           69.6%        5.318%
Arizona ........................       24         107,287,544       3.9        1.81x           63.7%        5.255%
Florida ........................       64         104,145,221       3.8        1.57x           61.0%        5.317%
Tennessee ......................       26          99,800,257       3.6        1.44x           67.6%        5.372%
Oregon .........................       15          93,614,569       3.4        1.59x           66.8%        5.566%
Pennsylvania ...................       40          69,977,274       2.6        1.51x           74.0%        5.274%
District of Columbia ...........        1          67,000,000       2.4        1.78x           46.2%        5.380%
Washington .....................       42          61,973,772       2.3        1.45x           72.5%        5.424%
Massachusetts ..................       28          59,149,625       2.2        1.55x           70.0%        5.208%
Michigan .......................       20          58,878,516       2.1        1.41x           69.2%        5.646%
Utah ...........................       10          51,128,960       1.9        1.73x           65.2%        5.274%
Minnesota ......................       27          48,937,490       1.8        1.76x           61.6%        5.720%
Georgia ........................       17          47,601,387       1.7        1.42x           67.1%        5.422%
North Carolina .................       23          38,312,152       1.4        1.50x           68.3%        5.159%
Colorado .......................       22          36,871,977       1.3        1.51x           70.5%        5.121%
South Carolina .................        4          26,824,850       1.0        1.50x           64.0%        5.431%
Alabama ........................       10          25,734,260       0.9        1.68x           74.7%        5.218%
Ohio ...........................       41          24,411,570       0.9        1.94x           64.3%        5.367%
Illinois .......................       70          23,708,619       0.9        2.71x           49.2%        5.239%
Virginia .......................       55          22,283,343       0.8        2.53x           50.6%        5.238%
Kansas .........................        9          20,739,135       0.8        1.40x           75.5%        5.520%
Vermont ........................        2          15,836,220       0.6        1.19x           78.2%        5.742%
Louisiana ......................        7          13,194,523       0.5        1.65x           69.5%        5.652%
Connecticut ....................       12          13,082,492       0.5        1.68x           59.5%        5.505%
Indiana ........................       14          12,132,260       0.4        1.97x           59.2%        5.427%
New Mexico .....................        5           9,313,775       0.3        1.67x           67.8%        5.528%
Delaware .......................        7           8,920,829       0.3        1.59x           53.0%        5.418%
Maryland .......................       18           6,633,660       0.2        2.32x           53.7%        5.493%
Iowa ...........................        5           5,983,075       0.2        1.50x           73.3%        5.682%
Maine ..........................        1           4,977,204       0.2        1.44x           67.3%        5.305%
Wisconsin ......................       24           4,558,858       0.2        3.27x           40.9%        5.123%
Rhode Island ...................        1           4,000,000       0.1        1.32x           58.8%        5.664%
Oklahoma .......................       11           3,422,719       0.1        2.72x           43.4%        5.415%
Kentucky .......................        4           3,370,544       0.1        2.12x           57.0%        5.311%
Missouri .......................       13           2,226,675       0.1        3.27x           40.9%        5.123%
New Hampshire ..................        3           1,005,732       0.0        3.27x           40.9%        5.123%
Nebraska .......................        2             346,665       0.0        3.27x           40.9%        5.123%
Mississippi ....................        2             152,337       0.0        3.27x           40.9%        5.123%
                                       --      --------------     -----
TOTAL/WTD AVG ..................      919      $2,742,147,258     100.0%       1.73X           63.3%        5.227%
                                      ===      ==============     =====

----------
(1)   Because this table represents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated loan amounts (generally allocating the Mortgage Loan principal amount to each of those Mortgaged Properties by appraised values of the Mortgaged
      Properties if not otherwise specified in the related Mortgage Note or
      Mortgage Loan documents). Those amounts are set forth in Annex A1.

     [X] The Mortgaged Properties are located throughout 41 states and the
District of Columbia.

                                      A1-4

             MORTGAGE POOL UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

                                                                % OF        WEIGHTED         WEIGHTED        WEIGHTED
                            NUMBER OF        AGGREGATE        INITIAL        AVERAGE          AVERAGE        AVERAGE
        RANGE OF             MORTGAGE       CUT-OFF DATE        POOL      UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
  UNDERWRITTEN DSCR(S)        LOANS           BALANCE         BALANCE         DSCR           LTV RATIO         RATE
------------------------   -----------   -----------------   ---------   --------------   --------------   -----------

1.12x -- 1.19x .........         8        $  141,716,727         5.2%        1.18x              68.1%          5.373%
1.20x -- 1.24x .........        46           532,033,058        19.4         1.21x              73.9%          5.377%
1.25x -- 1.29x .........        29           270,860,115         9.9         1.27x              72.8%          5.333%
1.30x -- 1.34x .........        16           133,746,747         4.9         1.33x              70.4%          5.364%
1.35x -- 1.39x .........         5            58,715,054         2.1         1.38x              70.4%          5.109%
1.40x -- 1.49x .........        20           125,268,154         4.6         1.45x              65.7%          5.532%
1.50x -- 1.59x .........        11           292,773,841        10.7         1.54x              72.3%          5.341%
1.60x -- 1.69x .........         6            57,841,530         2.1         1.66x              52.3%          5.209%
1.70x -- 1.79x .........         5            95,540,000         3.5         1.78x              50.3%          5.271%
1.80x -- 1.89x .........         6           209,335,282         7.6         1.83x              60.7%          4.979%
1.90x -- 1.99x .........         2           132,415,376         4.8         1.97x              59.4%          5.329%
2.00x -- 2.99x .........         8           541,901,376        19.8         2.39x              50.5%          4.930%
3.00x -- 3.27x .........         1           150,000,000         5.5         3.27x              40.9%          5.123%
                                --        --------------       -----
TOTAL/WTD AVG ..........       163        $2,742,147,258       100.0%        1.73X              63.3%          5.227%
                               ===        ==============       =====

                 MORTGAGE POOL CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                % OF        WEIGHTED         WEIGHTED        WEIGHTED
        RANGE OF            NUMBER OF        AGGREGATE        INITIAL        AVERAGE          AVERAGE        AVERAGE
      CUT-OFF DATE           MORTGAGE       CUT-OFF DATE        POOL      UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
      LTV RATIO(S)            LOANS           BALANCE         BALANCE         DSCR           LTV RATIO         RATE
------------------------   -----------   -----------------   ---------   --------------   --------------   -----------

39.7% -- 49.9% .........        13        $  539,904,642        19.7%         2.61x             42.1%          4.936%
50.0% -- 59.9% .........        18           498,068,473        18.2          1.79x             57.8%          5.116%
60.0% -- 64.9% .........        20           307,727,986        11.2          1.92x             62.6%          5.313%
65.0% -- 69.9% .........        36           539,968,334        19.7          1.38x             67.5%          5.479%
70.0% -- 74.9% .........        19           150,036,591         5.5          1.31x             71.8%          5.272%
75.0% -- 79.9% .........        52           626,001,231        22.8          1.29x             78.4%          5.280%
80.0% ..................         5            80,440,000         2.9          1.26x             80.0%          5.356%
                                --        --------------       -----
TOTAL/WTD AVG ..........       163        $2,742,147,258       100.0%         1.73X             63.3%          5.227%
                               ===        ==============       =====

                MORTGAGE POOL MATURITY DATE LOAN-TO-VALUE RATIO

                                                                     % OF        WEIGHTED          WEIGHTED        WEIGHTED
           RANGE OF              NUMBER OF        AGGREGATE        INITIAL        AVERAGE          AVERAGE         AVERAGE
        MATURITY DATE             MORTGAGE       CUT-OFF DATE        POOL      UNDERWRITTEN     MATURITY DATE      MORTGAGE
         LTV RATIO(S)              LOANS           BALANCE         BALANCE         DSCR           LTV RATIO          RATE
-----------------------------   -----------   -----------------   ---------   --------------   ---------------   -----------

<  25.0%  ...................         1        $    4,070,173         0.1%        1.23x               0.8%           5.129%
25.0% -- 49.9% ..............        26           860,362,874        31.4         2.29x              41.6%           5.035%
50.0% -- 59.9% ..............        44           594,738,904        21.7         1.67x              56.5%           5.337%
60.0% -- 64.9% ..............        38           493,697,339        18.0         1.48x              62.9%           5.293%
65.0% -- 69.9% ..............        40           441,800,922        16.1         1.31x              67.0%           5.415%
70.0% -- 74.9% ..............        10           303,118,420        11.1         1.34x              71.4%           5.167%
75.0% -- 78.8% ..............         4            44,358,627         1.6         1.37x              76.9%           5.290%
                                     --        --------------       -----
TOTAL/WTD AVG ...............       163        $2,742,147,258       100.0%        1.73X              56.6%           5.227%
                                    ===        ==============       =====

                                      A1-5

                          MORTGAGE POOL MORTGAGE RATES

                                                                  % OF        WEIGHTED         WEIGHTED        WEIGHTED
         RANGE OF             NUMBER OF        AGGREGATE        INITIAL        AVERAGE          AVERAGE        AVERAGE
         MORTGAGE              MORTGAGE       CUT-OFF DATE        POOL      UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
           RATES                LOANS           BALANCE         BALANCE         DSCR           LTV RATIO         RATE
--------------------------   -----------   -----------------   ---------   --------------   --------------   -----------

4.647% -- 4.749% .........         2        $  268,415,000         9.8%        2.63x              42.1%          4.648%
4.750% -- 4.999% .........         9           393,912,817        14.4         1.88x              61.1%          4.913%
5.000% -- 5.249% .........        48           834,350,797        30.4         1.73x              65.2%          5.130%
5.250% -- 5.499% .........        53           678,767,020        24.8         1.46x              66.3%          5.366%
5.500% -- 5.749% .........        41           456,476,516        16.6         1.56x              68.0%          5.627%
5.750% -- 5.999% .........         8            84,100,065         3.1         1.37x              70.2%          5.842%
6.000% -- 6.249% .........         1             1,015,277         0.0         1.40x              49.5%          6.108%
6.250% -- 6.440% .........         1            25,109,767         0.9         1.22x              68.8%          6.440%
                                  --        --------------       -----
TOTAL/WTD AVG ............       163        $2,742,147,258       100.0%        1.73X              63.3%          5.227%
                                 ===        ==============       =====

                    MORTGAGE POOL ORIGINAL TERM TO MATURITY

                                                              % OF        WEIGHTED         WEIGHTED        WEIGHTED
     ORIGINAL TERM         NUMBER OF        AGGREGATE       INITIAL        AVERAGE          AVERAGE        AVERAGE
      TO MATURITY           MORTGAGE      CUT-OFF DATE        POOL      UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
        (MONTHS)             LOANS           BALANCE        BALANCE         DSCR           LTV RATIO         RATE
-----------------------   -----------   ----------------   ---------   --------------   --------------   -----------

 60 --  83 ............         7        $  219,364,155        8.0%        1.90x              62.2%          4.975%
 84 --  99 ............         4            29,445,094        1.1         1.26x              66.2%          5.597%
100 -- 120 ............       146         2,358,387,836       86.0         1.73x              63.7%          5.232%
121 -- 179 ............         4           125,580,000        4.6         1.56x              56.7%          5.470%
180 ...................         2             9,370,173        0.3         1.25x              63.1%          5.453%
                              ---        --------------      -----
TOTAL/WTD AVG .........       163        $2,742,147,258      100.0%        1.73X              63.3%          5.227%
                              ===        ==============      =====

                  MORTGAGE POOL ORIGINAL AMORTIZATION TERM(1)

           ORIGINAL                                                  % OF        WEIGHTED         WEIGHTED        WEIGHTED
         AMORTIZATION             NUMBER OF        AGGREGATE       INITIAL        AVERAGE          AVERAGE        AVERAGE
             TERM                  MORTGAGE      CUT-OFF DATE        POOL      UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
           (MONTHS)                 LOANS           BALANCE        BALANCE         DSCR           LTV RATIO         RATE
------------------------------   -----------   ----------------   ---------   --------------   --------------   -----------

Interest Only ................        16        $  653,126,127       23.8%         2.20x             54.1%          4.930%
180 -- 239 ...................         1             4,070,173        0.1          1.23x             45.2%          5.129%
240 -- 299 ...................         4            19,891,209        0.7          1.45x             62.2%          5.473%
300 -- 359 ...................        21           240,595,784        8.8          1.68x             64.2%          5.425%
360 -- 379 ...................       120         1,674,463,966       61.1          1.42x             68.8%          5.321%
Planned Amortization .........         1           150,000,000        5.5          3.27x             40.9%          5.123%
                                     ---        --------------      -----
TOTAL/WTD AVG ................       163        $2,742,147,258      100.0%         1.73X             63.3%          5.227%
                                     ---        --------------      -----

------------
(1)   For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the loan would amortize if interest is paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

                                      A1-6

                    MORTGAGE POOL REMAINING TERM TO MATURITY

        RANGE OF
       REMAINING                                              % OF        WEIGHTED         WEIGHTED        WEIGHTED
        TERMS TO           NUMBER OF        AGGREGATE       INITIAL        AVERAGE          AVERAGE        AVERAGE
        MATURITY            MORTGAGE      CUT-OFF DATE        POOL      UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
        (MONTHS)             LOANS           BALANCE        BALANCE         DSCR           LTV RATIO         RATE
-----------------------   -----------   ----------------   ---------   --------------   --------------   -----------

 54 --  59 ............         6        $  162,364,155        5.9%        1.92x              61.3%          4.976%
 60 --  79 ............         1            57,000,000        2.1         1.84x              64.8%          4.970%
 80 --  99 ............         9            82,250,393        3.0         1.32x              66.7%          5.904%
100 -- 109 ............         1             3,496,220        0.1         1.29x              78.6%          5.571%
110 -- 119 ............       117         1,717,268,300       62.6         1.70x              64.3%          5.161%
120 -- 139 ............        26           688,318,018       25.1         1.82x              60.8%          5.375%
140 -- 180 ............         3            31,450,173        1.1         1.39x              59.8%          5.542%
                              ---        --------------      -----
TOTAL/WTD AVG .........       163        $2,742,147,258      100.0%        1.73X              63.3%          5.227%
                              ===        ==============      =====

               MORTGAGE POOL REMAINING STATED AMORTIZATION TERMS

           REMAINING                                                 % OF        WEIGHTED         WEIGHTED        WEIGHTED
            STATED                NUMBER OF        AGGREGATE       INITIAL        AVERAGE          AVERAGE        AVERAGE
         AMORTIZATION              MORTGAGE      CUT-OFF DATE        POOL      UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
        TERMS (MONTHS)              LOANS           BALANCE        BALANCE         DSCR           LTV RATIO         RATE
------------------------------   -----------   ----------------   ---------   --------------   --------------   -----------

Interest Only ................        16        $  653,126,127       23.8%         2.20x             54.1%          4.930%
175 -- 224 ...................         1             4,070,173        0.1          1.23x             45.2%          5.129%
225 -- 249 ...................         5            32,391,209        1.2          1.36x             63.4%          5.543%
250 -- 299 ...................        13           174,149,047        6.4          1.85x             60.4%          5.413%
300 -- 324 ...................         3            17,350,000        0.6          1.28x             73.1%          5.717%
325 -- 349 ...................        10           101,902,036        3.7          1.29x             70.4%          5.733%
350 -- 379 ...................       114         1,609,158,667       58.7          1.42x             68.9%          5.294%
Planned Amortization .........         1           150,000,000        5.5          3.27x             40.9%          5.123%
                                     ---        --------------      -----
TOTAL/WTD AVG ................       163        $2,742,147,258      100.0%         1.73X             63.3%          5.227%
                                     ===        ==============      =====

                            MORTGAGE POOL SEASONING

                                                               % OF        WEIGHTED         WEIGHTED        WEIGHTED
                           NUMBER OF        AGGREGATE        INITIAL        AVERAGE          AVERAGE        AVERAGE
       SEASONING            MORTGAGE       CUT-OFF DATE        POOL      UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
        (MONTHS)             LOANS           BALANCE         BALANCE         DSCR           LTV RATIO         RATE
-----------------------   -----------   -----------------   ---------   --------------   --------------   -----------

 0 --  4...............       145        $2,368,345,853        86.4%        1.75x              62.0%          5.190%
 5 --  8...............        11           305,346,107        11.1         1.66x              72.4%          5.346%
 9 -- 12...............         2            15,650,000         0.6         1.25x              65.9%          5.641%
13 -- 24...............         4            27,695,532         1.0         1.48x              65.2%          5.743%
25 -- 27...............         1            25,109,767         0.9         1.22x              68.8%          6.440%
                              ---        --------------       -----
TOTAL/WTD AVG .........       163        $2,742,147,258       100.0%        1.73X              63.3%          5.227%
                              ===        ==============       =====

                   MORTGAGE POOL YEAR OF MORTGAGE ORIGINATION

                                                              % OF        WEIGHTED         WEIGHTED        WEIGHTED
                           NUMBER OF        AGGREGATE       INITIAL        AVERAGE          AVERAGE        AVERAGE
        YEAR OF             MORTGAGE      CUT-OFF-DATE        POOL      UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
      ORIGINATION            LOANS           BALANCE        BALANCE         DSCR           LTV RATIO         RATE
-----------------------   -----------   ----------------   ---------   --------------   --------------   -----------

2003 ..................         1        $   25,109,767        0.9%        1.22x              68.8%          6.440%
2004 ..................         4            27,695,532        1.0         1.48x              65.2%          5.743%
2005 ..................       158         2,689,341,960       98.1         1.74x              63.2%          5.211%
                              ---        --------------      -----
TOTAL/WTD AVG .........       163        $2,742,147,258      100.0%        1.73X              63.3%          5.227%
                              ===        ==============      =====

                                      A1-7

                    MORTGAGE POOL YEAR OF MORTGAGE MATURITY

                                                              % OF        WEIGHTED         WEIGHTED        WEIGHTED
                           NUMBER OF        AGGREGATE       INITIAL        AVERAGE          AVERAGE        AVERAGE
        YEAR OF             MORTGAGE      CUT-OFF DATE        POOL      UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
        MATURITY             LOANS           BALANCE        BALANCE         DSCR           LTV RATIO         RATE
-----------------------   -----------   ----------------   ---------   --------------   --------------   -----------

2010 ..................         7        $  219,364,155        8.0%         1.90x             62.2%          4.975%
2012 ..................         4            29,445,094        1.1          1.26x             66.2%          5.597%
2013 ..................         1            25,109,767        0.9          1.22x             68.8%          6.440%
2014 ..................         5            31,191,751        1.1          1.46x             66.7%          5.724%
2015 ..................       141         2,314,586,318       84.4          1.74x             63.6%          5.215%
2016 ..................         2            91,000,000        3.3          1.63x             55.1%          5.418%
2019 ..................         1            22,080,000        0.8          1.45x             58.4%          5.580%
2020 ..................         2             9,370,173        0.3          1.25x             63.1%          5.453%
                              ---        --------------      -----
TOTAL/WTD AVG .........       163        $2,742,147,258      100.0%         1.73X             63.3%          5.227%
                              ===        ==============      =====

                                      A1-8

                                    ANNEX A2
       CERTAIN CHARACTERISTICS OF THE KINDERCARE MORTGAGE LOAN PROPERTIES

 LOAN                                                                                                       PROPERTY
NUMBER             CENTER #       PROPERTY NAME                                   LOAN TRANSACTION           COUNT
------             --------       -------------                                   ----------------           -----

   59414           301481         KinderCare                                        BACM 2005-6               2
   59414           000139         Children's World Learning Center                  BACM 2005-6               3
   59414           301733         KinderCare                                        BACM 2005-6               4
   59414           301542         KinderCare                                        BACM 2005-6               5
   59414           301486         KinderCare                                        BACM 2005-6               6
   59414           301455         KinderCare                                        BACM 2005-6               7
   59414           301808         KinderCare                                        BACM 2005-6               8
   59414           000260         Children's World Learning Center                  BACM 2005-6               9
   59414           301743         KinderCare                                        BACM 2005-6               10
   59414           301751         KinderCare                                        BACM 2005-6               11
   59414           301494         KinderCare                                        BACM 2005-6               12
   59414           000874         Children's World Learning Center                  BACM 2005-6               13
   59414           303042         Mulberry                                          BACM 2005-6               14
   59414           301800         KinderCare                                        BACM 2005-6               15
   59414           301728         KinderCare                                        BACM 2005-6               16
   59414           301755         KinderCare                                        BACM 2005-6               17
   59414           301770         KinderCare                                        BACM 2005-6               18
   59414           301674         KinderCare                                        BACM 2005-6               19
   59414           301825         KinderCare                                        BACM 2005-6               20
   59414           301780         KinderCare                                        BACM 2005-6               21
   59414           000112         Children's World Learning Center                  BACM 2005-6               22
   59414           301767         KinderCare                                        BACM 2005-6               23
   59414           301675         KinderCare                                        BACM 2005-6               24
   59414           301459         KinderCare                                        BACM 2005-6               25
   59414           301101         KinderCare                                        BACM 2005-6               26
   59414           301609         KinderCare                                        BACM 2005-6               27
   59414           301633         KinderCare                                        BACM 2005-6               28
   59414           301666         KinderCare                                        BACM 2005-6               29
   59414           301769         KinderCare                                        BACM 2005-6               30
   59414           301626         KinderCare                                        BACM 2005-6               31
   59414           301704         KinderCare                                        BACM 2005-6               32
   59414           301724         KinderCare                                        BACM 2005-6               33
   59414           301714         KinderCare                                        BACM 2005-6               34
   59414           301659         KinderCare                                        BACM 2005-6               35
   59414           301777         KinderCare                                        BACM 2005-6               36
   59414           000510         Children's World Learning Center                  BACM 2005-6               37
   59414           301625         KinderCare                                        BACM 2005-6               38
   59414           301697         KinderCare                                        BACM 2005-6               39
   59414           301698         KinderCare                                        BACM 2005-6               40
   59414           301551         KinderCare                                        BACM 2005-6               41
   59414           301598         KinderCare                                        BACM 2005-6               42
   59414           301652         KinderCare                                        BACM 2005-6               43
   59414           301624         KinderCare                                        BACM 2005-6               44
   59414           301790         KinderCare                                        BACM 2005-6               45
   59414           301727         KinderCare                                        BACM 2005-6               46
   59414           301588         KinderCare                                        BACM 2005-6               47
   59414           000187         Children's World Learning Center                  BACM 2005-6               48
   59414           301711         KinderCare                                        BACM 2005-6               49
   59414           301664         KinderCare                                        BACM 2005-6               50
   59414           301632         KinderCare                                        BACM 2005-6               51
   59414           301604         KinderCare                                        BACM 2005-6               52
   59414           301730         KinderCare                                        BACM 2005-6               53
   59414           301575         KinderCare                                        BACM 2005-6               54
   59414           000619         Children's World Learning Center                  BACM 2005-6               55
   59414           301586         KinderCare                                        BACM 2005-6               56
   59414           300974         KinderCare                                        BACM 2005-6               57
   59414           301608         KinderCare                                        BACM 2005-6               58
   59414           303081         Mulberry                                          BACM 2005-6               59
   59414           301701         KinderCare                                        BACM 2005-6               60
   59414           300873         KinderCare                                        BACM 2005-6               61
   59414           301601         KinderCare                                        BACM 2005-6               62
   59414           301088         KinderCare                                        BACM 2005-6               63
   59414           301543         KinderCare                                        BACM 2005-6               64
   59414           301785         KinderCare                                        BACM 2005-6               65
   59414           301691         KinderCare                                        BACM 2005-6               66
   59414           301648         KinderCare                                        BACM 2005-6               67
   59414           301673         KinderCare                                        BACM 2005-6               68
   59414           301651         KinderCare                                        BACM 2005-6               69
   59414           301187         KinderCare                                        BACM 2005-6               70
   59414           301493         KinderCare                                        BACM 2005-6               71
   59414           301741         KinderCare                                        BACM 2005-6               72
   59414           301531         KinderCare                                        BACM 2005-6               73
   59414           000722         Children's World Learning Center                  BACM 2005-6               74
   59414           000291         Children's World Learning Center                  BACM 2005-6               75
   59414           301752         KinderCare                                        BACM 2005-6               76
   59414           301622         KinderCare                                        BACM 2005-6               77
   59414           301502         KinderCare                                        BACM 2005-6               78
   59414           301810         KinderCare                                        BACM 2005-6               79
   59414           301623         KinderCare                                        BACM 2005-6               80
   59414           301641         KinderCare                                        BACM 2005-6               81
   59414           000557         Children's World Learning Center                  BACM 2005-6               82
   59414           000313         Children's World Learning Center                  BACM 2005-6               83
   59414           301034         KinderCare                                        BACM 2005-6               84
   59414           301434         KinderCare                                        BACM 2005-6               85
   59414           301795         KinderCare                                        BACM 2005-6               86
   59414           301612         KinderCare                                        BACM 2005-6               87
   59414           301378         KinderCare                                        BACM 2005-6               88
   59414           301720         KinderCare                                        BACM 2005-6               89
   59414           301180         KinderCare                                        BACM 2005-6               90
   59414           301522         KinderCare                                        BACM 2005-6               91
   59414           301580         KinderCare                                        BACM 2005-6               92
   59414           071120         Sunburst Preschool                                BACM 2005-6               93
   59414           303078         Mulberry                                          BACM 2005-6               94
   59414           301676         KinderCare                                        BACM 2005-6               95
   59414           301603         KinderCare                                        BACM 2005-6               96
   59414           301657         KinderCare                                        BACM 2005-6               97
   59414           000318         Children's World Learning Center                  BACM 2005-6               98
   59414           301051         KinderCare                                        BACM 2005-6               99
   59414           000415         Children's World Learning Center                  BACM 2005-6              100
   59414           301572         KinderCare                                        BACM 2005-6              101
   59414           300838         KinderCare                                        BACM 2005-6              102
   59414           000645         Children's World Learning Center                  BACM 2005-6              103
   59414           301558         KinderCare                                        BACM 2005-6              104
   59414           301487         KinderCare                                        BACM 2005-6              105
   59414           301654         KinderCare                                        BACM 2005-6              106
   59414           301789         KinderCare                                        BACM 2005-6              107
   59414           301063         KinderCare                                        BACM 2005-6              108
   59414           300878         KinderCare                                        BACM 2005-6              109
   59414           000225         Children's World Learning Center                  BACM 2005-6              110
   59414           301497         KinderCare                                        BACM 2005-6              111
   59414           301715         KinderCare                                        BACM 2005-6              112
   59414           301546         KinderCare                                        BACM 2005-6              113
   59414           301029         KinderCare                                        BACM 2005-6              114
   59414           301553         KinderCare                                        BACM 2005-6              115
   59414           000091         Children's World Learning Center                  BACM 2005-6              116
   59414           000523         Children's World Learning Center                  BACM 2005-6              117
   59414           301027         KinderCare                                        BACM 2005-6              118
   59414           000090         Children's World Learning Center                  BACM 2005-6              119
   59414           301561         KinderCare                                        BACM 2005-6              120
   59414           000235         Children's World Learning Center                  BACM 2005-6              121
   59414           301039         KinderCare                                        BACM 2005-6              122
   59414           300962         KinderCare                                        BACM 2005-6              123
   59414           301485         KinderCare                                        BACM 2005-6              124
   59414           301077         KinderCare                                        BACM 2005-6              125
   59414           000253         Children's World Learning Center                  BACM 2005-6              126
   59414           000856         Children's World Learning Center                  BACM 2005-6              127
   59414           301721         KinderCare                                        BACM 2005-6              128
   59414           071121         Sunburst Preschool                                BACM 2005-6              129
   59414           301062         KinderCare                                        BACM 2005-6              130
   59414           000143         Children's World Learning Center                  BACM 2005-6              131
   59414           301015         KinderCare                                        BACM 2005-6              132
   59414           300998         KinderCare                                        BACM 2005-6              133
   59414           300906         KinderCare                                        BACM 2005-6              134
   59414           000373         Children's World Learning Center                  BACM 2005-6              135
   59414           301030         KinderCare                                        BACM 2005-6              136
   59414           000099         Children's World Learning Center                  BACM 2005-6              137
   59414           300897         KinderCare                                        BACM 2005-6              138
   59414           000142         Children's World Learning Center                  BACM 2005-6              139
   59414           074022         Prodigy Child Development                         BACM 2005-6              140
   59414           300805         KinderCare                                        BACM 2005-6              141
   59414           301518         KinderCare                                        BACM 2005-6              142
   59414           300882         KinderCare                                        BACM 2005-6              143
   59414           300858         KinderCare                                        BACM 2005-6              144
   59414           301181         KinderCare                                        BACM 2005-6              145
   59414           301048         KinderCare                                        BACM 2005-6              146
   59414           000620         Children's World Learning Center                  BACM 2005-6              147
   59414           301412         KinderCare                                        BACM 2005-6              148
   59414           301105         KinderCare                                        BACM 2005-6              149
   59414           301540         KinderCare                                        BACM 2005-6              150
   59414           301499         KinderCare                                        BACM 2005-6              151
   59414           301221         KinderCare                                        BACM 2005-6              152
   59414           301076         KinderCare                                        BACM 2005-6              153
   59414           301018         KinderCare                                        BACM 2005-6              154
   59414           300971         KinderCare                                        BACM 2005-6              155
   59414           300976         KinderCare                                        BACM 2005-6              156
   59414           000100         Children's World Learning Center                  BACM 2005-6              157
   59414           301523         KinderCare                                        BACM 2005-6              158
   59414           302500         KinderCare                                        BACM 2005-6              159
   59414           300820         KinderCare                                        BACM 2005-6              160
   59414           301103         KinderCare                                        BACM 2005-6              161
   59414           000897         Children's World Learning Center                  BACM 2005-6              162
   59414           301548         KinderCare                                        BACM 2005-6              163
   59414           301176         KinderCare                                        BACM 2005-6              164
   59414           300970         KinderCare                                        BACM 2005-6              165
   59414           301172         KinderCare                                        BACM 2005-6              166
   59414           301065         KinderCare                                        BACM 2005-6              167
   59414           000493         Children's World Learning Center                  BACM 2005-6              168
   59414           301818         KinderCare                                        BACM 2005-6              169
   59414           300845         KinderCare                                        BACM 2005-6              170
   59414           301115         KinderCare                                        BACM 2005-6              171
   59414           300977         KinderCare                                        BACM 2005-6              172
   59414           301528         KinderCare                                        BACM 2005-6              173
   59414           301358         KinderCare                                        BACM 2005-6              174
   59414           301315         KinderCare                                        BACM 2005-6              175
   59414           300867         KinderCare                                        BACM 2005-6              176
   59414           301416         KinderCare                                        BACM 2005-6              177
   59414           301163         KinderCare                                        BACM 2005-6              178
   59414           300975         KinderCare                                        BACM 2005-6              179
   59414           300861         KinderCare                                        BACM 2005-6              180
   59414           301490         KinderCare                                        BACM 2005-6              181
   59414           300874         KinderCare                                        BACM 2005-6              182
   59414           000757         Children's World Learning Center                  BACM 2005-6              183
   59414           301248         KinderCare                                        BACM 2005-6              184
   59414           000551         Children's World Learning Center                  BACM 2005-6              185
   59414           301681         KinderCare                                        BACM 2005-6              186
   59414           000066         Children's World Learning Center                  BACM 2005-6              187
   59414           301042         KinderCare                                        BACM 2005-6              188
   59414           000224         Children's World Learning Center                  BACM 2005-6              189
   59414           301392         KinderCare                                        BACM 2005-6              190
   59414           300938         KinderCare                                        BACM 2005-6              191
   59414           301432         KinderCare                                        BACM 2005-6              192
   59414           000323         Children's World Learning Center                  BACM 2005-6              193
   59414           301086         KinderCare                                        BACM 2005-6              194
   59414           000168         Children's World Learning Center                  BACM 2005-6              195
   59414           300990         KinderCare                                        BACM 2005-6              196
   59414           301308         KinderCare                                        BACM 2005-6              197
   59414           000837         Children's World Learning Center                  BACM 2005-6              198
   59414           301232         KinderCare                                        BACM 2005-6              199
   59414           000888         Children's World Learning Center                  BACM 2005-6              200
   59414           300986         KinderCare                                        BACM 2005-6              201
   59414           000150         Children's World Learning Center                  BACM 2005-6              202
   59414           300982         KinderCare                                        BACM 2005-6              203
   59414           000073         Children's World Learning Center                  BACM 2005-6              204
   59414           300995         KinderCare                                        BACM 2005-6              205
   59414           301056         KinderCare                                        BACM 2005-6              206
   59414           301433         KinderCare                                        BACM 2005-6              207
   59414           301288         KinderCare                                        BACM 2005-6              208
   59414           301279         KinderCare                                        BACM 2005-6              209
   59414           301004         KinderCare                                        BACM 2005-6              210
   59414           301480         KinderCare                                        BACM 2005-6              211
   59414           000539         Children's World Learning Center                  BACM 2005-6              212
   59414           000574         Children's World Learning Center                  BACM 2005-6              213
   59414           301073         KinderCare                                        BACM 2005-6              214
   59414           000379         Amrein's Child Development Center                 BACM 2005-6              215
   59414           000741         Children's World Learning Center                  BACM 2005-6              216
   59414           000417         Children's World Learning Center                  BACM 2005-6              217
   59414           300224         KinderCare                                        BACM 2005-6              218
   59414           301368         KinderCare                                        BACM 2005-6              219
   59414           301476         KinderCare                                        BACM 2005-6              220
   59414           301335         KinderCare                                        BACM 2005-6              221
   59414           301126         KinderCare                                        BACM 2005-6              222
   59414           301098         KinderCare                                        BACM 2005-6              223
   59414           301050         KinderCare                                        BACM 2005-6              224
   59414           300833         KinderCare                                        BACM 2005-6              225
   59414           000435         Children's World Learning Center                  BACM 2005-6              226
   59414           000543         Children's World Learning Center                  BACM 2005-6              227
   59414           000748         Children's World Learning Center                  BACM 2005-6              228
   59414           301094         KinderCare                                        BACM 2005-6              229
   59414           301090         KinderCare                                        BACM 2005-6              230
   59414           000773         Children's World Learning Center                  BACM 2005-6              231
   59414           000564         Children's World Learning Center                  BACM 2005-6              232
   59414           301227         KinderCare                                        BACM 2005-6              233
   59414           000759         Children's World Learning Center                  BACM 2005-6              234
   59414           300997         KinderCare                                        BACM 2005-6              235
   59414           000413         Children's World Learning Center                  BACM 2005-6              236
   59414           301089         KinderCare                                        BACM 2005-6              237
   59414           300782         KinderCare                                        BACM 2005-6              238
   59414           300960         KinderCare                                        BACM 2005-6              239
   59414           000366         Children's World Learning Center                  BACM 2005-6              240
   59414           301280         KinderCare                                        BACM 2005-6              241
   59414           301186         KinderCare                                        BACM 2005-6              242
   59414           300930         KinderCare                                        BACM 2005-6              243
   59414           301829         KinderCare                                        BACM 2005-6              244
   59414           000540         Children's World Learning Center                  BACM 2005-6              245
   59414           301319         KinderCare                                        BACM 2005-6              246
   59414           301382         KinderCare                                        BACM 2005-6              247
   59414           301038         KinderCare                                        BACM 2005-6              248
   59414           300972         KinderCare                                        BACM 2005-6              249
   59414           000866         Children's World Learning Center                  BACM 2005-6              250
   59414           301398         KinderCare                                        BACM 2005-6              251
   59414           300989         KinderCare                                        BACM 2005-6              252
   59414           301397         KinderCare                                        BACM 2005-6              253
   59414           301072         KinderCare                                        BACM 2005-6              254
   59414           301025         KinderCare                                        BACM 2005-6              255
   59414           301087         KinderCare                                        BACM 2005-6              256
   59414           301242         KinderCare                                        BACM 2005-6              257
   59414           000049         Children's World Learning Center                  BACM 2005-6              258
   59414           300218         KinderCare                                        BACM 2005-6              259
   59414           301326         KinderCare                                        BACM 2005-6              260
   59414           300922         KinderCare                                        BACM 2005-6              261
   59414           000827         Children's World Learning Center                  BACM 2005-6              262
   59414           301162         KinderCare                                        BACM 2005-6              263
   59414           301259         KinderCare                                        BACM 2005-6              264
   59414           301465         KinderCare                                        BACM 2005-6              265
   59414           000869         Children's World Learning Center                  BACM 2005-6              266
   59414           301402         KinderCare                                        BACM 2005-6              267
   59414           301363         KinderCare                                        BACM 2005-6              268
   59414           301352         KinderCare                                        BACM 2005-6              269
   59414           301311         KinderCare                                        BACM 2005-6              270
   59414           301291         KinderCare                                        BACM 2005-6              271
   59414           301118         KinderCare                                        BACM 2005-6              272
   59414           301152         KinderCare                                        BACM 2005-6              273
   59414           300993         KinderCare                                        BACM 2005-6              274
   59414           301147         KinderCare                                        BACM 2005-6              275
   59414           301104         KinderCare                                        BACM 2005-6              276
   59414           300987         KinderCare                                        BACM 2005-6              277
   59414           300518         KinderCare                                        BACM 2005-6              278
   59414           301212         KinderCare                                        BACM 2005-6              279
   59414           000584         Children's World Learning Center                  BACM 2005-6              280
   59414           301109         KinderCare                                        BACM 2005-6              281
   59414           301091         KinderCare                                        BACM 2005-6              282
   59414           000086         Children's World Learning Center                  BACM 2005-6              283
   59414           301067         KinderCare                                        BACM 2005-6              284
   59414           301405         KinderCare                                        BACM 2005-6              285
   59414           301327         KinderCare                                        BACM 2005-6              286
   59414           301141         KinderCare                                        BACM 2005-6              287
   59414           301111         KinderCare                                        BACM 2005-6              288
   59414           301373         KinderCare                                        BACM 2005-6              289
   59414           301043         KinderCare                                        BACM 2005-6              290
   59414           000772         Children's World Learning Center                  BACM 2005-6              291
   59414           301364         KinderCare                                        BACM 2005-6              292
   59414           301179         KinderCare                                        BACM 2005-6              293
   59414           300801         KinderCare                                        BACM 2005-6              294
   59414           301477         KinderCare                                        BACM 2005-6              295
   59414           301388         KinderCare                                        BACM 2005-6              296
   59414           301201         KinderCare                                        BACM 2005-6              297
   59414           300924         KinderCare                                        BACM 2005-6              298
   59414           300889         KinderCare                                        BACM 2005-6              299
   59414           301678         KinderCare                                        BACM 2005-6              300
   59414           301070         KinderCare                                        BACM 2005-6              301
   59414           300809         KinderCare                                        BACM 2005-6              302
   59414           301170         KinderCare                                        BACM 2005-6              303
   59414           000541         Children's World Learning Center                  BACM 2005-6              304
   59414           000159         Children's World Learning Center                  BACM 2005-6              305
   59414           301483         KinderCare                                        BACM 2005-6              306
   59414           301273         KinderCare                                        BACM 2005-6              307
   59414           301167         KinderCare                                        BACM 2005-6              308
   59414           301169         KinderCare                                        BACM 2005-6              309
   59414           300983         KinderCare                                        BACM 2005-6              310
   59414           301353         KinderCare                                        BACM 2005-6              311
   59414           300931         KinderCare                                        BACM 2005-6              312
   59414           305003         Kids Choice                                       BACM 2005-6              313
   59414           301389         KinderCare                                        BACM 2005-6              314
   59414           301328         KinderCare                                        BACM 2005-6              315
   59414           301082         KinderCare                                        BACM 2005-6              316
   59414           301054         KinderCare                                        BACM 2005-6              317
   59414           301068         KinderCare                                        BACM 2005-6              318
   59414           000829         Children's World Learning Center                  BACM 2005-6              319
   59414           000071         Children's World Learning Center                  BACM 2005-6              320
   59414           301340         KinderCare                                        BACM 2005-6              321
   59414           301267         KinderCare                                        BACM 2005-6              322
   59414           301229         KinderCare                                        BACM 2005-6              323
   59414           301215         KinderCare                                        BACM 2005-6              324
   59414           301161         KinderCare                                        BACM 2005-6              325
   59414           301045         KinderCare                                        BACM 2005-6              326
   59414           301064         KinderCare                                        BACM 2005-6              327
   59414           300964         KinderCare                                        BACM 2005-6              328
   59414           000604         Children's World Learning Center                  BACM 2005-6              329
   59414           000834         Children's World Learning Center                  BACM 2005-6              330
   59414           301302         KinderCare                                        BACM 2005-6              331
   59414           301379         KinderCare                                        BACM 2005-6              332
   59414           301185         KinderCare                                        BACM 2005-6              333
   59414           300959         KinderCare                                        BACM 2005-6              334
   59414           300967         KinderCare                                        BACM 2005-6              335
   59414           301316         KinderCare                                        BACM 2005-6              336
   59414           301157         KinderCare                                        BACM 2005-6              337
   59414           000552         Children's World Learning Center                  BACM 2005-6              338
   59414           301120         KinderCare                                        BACM 2005-6              339
   59414           070457         Rainbow Path                                      BACM 2005-6              340
   59414           301390         KinderCare                                        BACM 2005-6              341
   59414           300968         KinderCare                                        BACM 2005-6              342
   59414           000468         Children's World Learning Center                  BACM 2005-6              343
   59414           301377         KinderCare                                        BACM 2005-6              344
   59414           300884         KinderCare                                        BACM 2005-6              345
   59414           301079         KinderCare                                        BACM 2005-6              346
   59414           301095         KinderCare                                        BACM 2005-6              347
   59414           301002         KinderCare                                        BACM 2005-6              348
   59414           300978         KinderCare                                        BACM 2005-6              349
   59414           301369         KinderCare                                        BACM 2005-6              350
   59414           301303         KinderCare                                        BACM 2005-6              351
   59414           301270         KinderCare                                        BACM 2005-6              352
   59414           301031         KinderCare                                        BACM 2005-6              353
   59414           300953         KinderCare                                        BACM 2005-6              354
   59414           300939         KinderCare                                        BACM 2005-6              355
   59414           300886         KinderCare                                        BACM 2005-6              356
   59414           000565         Children's World Learning Center                  BACM 2005-6              357
   59414           300776         KinderCare                                        BACM 2005-6              358
   59414           301401         KinderCare                                        BACM 2005-6              359
   59414           300620         KinderCare                                        BACM 2005-6              360
   59414           000002         Children's World Learning Center                  BACM 2005-6              361
   59414           301142         KinderCare                                        BACM 2005-6              362
   59414           000875         Children's World Learning Center                  BACM 2005-6              363
   59414           300800         KinderCare                                        BACM 2005-6              364
   59414           300895         KinderCare                                        BACM 2005-6              365
   59414           300828         KinderCare                                        BACM 2005-6              366
   59414           301047         KinderCare                                        BACM 2005-6              367
   59414           301084         KinderCare                                        BACM 2005-6              368
   59414           301343         KinderCare                                        BACM 2005-6              369
   59414           301218         KinderCare                                        BACM 2005-6              370
   59414           301003         KinderCare                                        BACM 2005-6              371
   59414           300992         KinderCare                                        BACM 2005-6              372
   59414           301341         KinderCare                                        BACM 2005-6              373
   59414           301190         KinderCare                                        BACM 2005-6              374
   59414           301813         KinderCare                                        BACM 2005-6              375
   59414           301269         KinderCare                                        BACM 2005-6              376
   59414           301241         KinderCare                                        BACM 2005-6              377
   59414           301066         KinderCare                                        BACM 2005-6              378
   59414           301041         KinderCare                                        BACM 2005-6              379
   59414           300957         KinderCare                                        BACM 2005-6              380
   59414           301380         KinderCare                                        BACM 2005-6              381
   59414           301356         KinderCare                                        BACM 2005-6              382
   59414           301263         KinderCare                                        BACM 2005-6              383
   59414           301235         KinderCare                                        BACM 2005-6              384
   59414           301237         KinderCare                                        BACM 2005-6              385
   59414           301281         KinderCare                                        BACM 2005-6              386
   59414           301143         KinderCare                                        BACM 2005-6              387
   59414           301107         KinderCare                                        BACM 2005-6              388
   59414           301011         KinderCare                                        BACM 2005-6              389
   59414           300888         KinderCare                                        BACM 2005-6              390
   59414           300621         KinderCare                                        BACM 2005-6              391
   59414           301158         KinderCare                                        BACM 2005-6              392
   59414           301228         KinderCare                                        BACM 2005-6              393
   59414           301016         KinderCare                                        BACM 2005-6              394
   59414           301220         KinderCare                                        BACM 2005-6              395
   59414           301178         KinderCare                                        BACM 2005-6              396
   59414           301290         KinderCare                                        BACM 2005-6              397
   59414           301333         KinderCare                                        BACM 2005-6              398
   59414           301148         KinderCare                                        BACM 2005-6              399
   59414           000382         KinderCare                                        BACM 2005-6              400
   59414           301245         KinderCare                                        BACM 2005-6              401
   59414           301264         KinderCare                                        BACM 2005-6              402
   59414           301022         KinderCare                                        BACM 2005-6              403
   59414           301338         KinderCare                                        BACM 2005-6              404
   59414           301261         KinderCare                                        BACM 2005-6              405
   59414           301446         KinderCare                                        BACM 2005-6              406
   59414           301209         KinderCare                                        BACM 2005-6              407
   59414           301334         KinderCare                                        BACM 2005-6              408
   59414           000034         Children's World Learning Center                  BACM 2005-6              409
   59414           000631         Children's World Learning Center                  BACM 2005-6              410
   59414           301020         KinderCare                                        BACM 2005-6              411
   59414           301085         KinderCare                                        BACM 2005-6              412
   59414           000089         Children's World Learning Center                  BACM 2005-6              413
   59414           301399         KinderCare                                        BACM 2005-6              414
   59414           301348         KinderCare                                        BACM 2005-6              415
   59414           301284         KinderCare                                        BACM 2005-6              416
   59414           301205         KinderCare                                        BACM 2005-6              417
   59414           301160         KinderCare                                        BACM 2005-6              418
   59414           301069         KinderCare                                        BACM 2005-6              419
   59414           300985         KinderCare                                        BACM 2005-6              420
   59414           300956         KinderCare                                        BACM 2005-6              421
   59414           300917         KinderCare                                        BACM 2005-6              422
   59414           300911         KinderCare                                        BACM 2005-6              423
   59414           000079         Children's World Learning Center                  BACM 2005-6              424
   59414           301217         KinderCare                                        BACM 2005-6              425
   59414           301351         KinderCare                                        BACM 2005-6              426
   59414           300814         KinderCare                                        BACM 2005-6              427
   59414           000889         Children's World Learning Center                  BACM 2005-6              428
   59414           301266         KinderCare                                        BACM 2005-6              429
   59414           301313         KinderCare                                        BACM 2005-6              430
   59414           301200         KinderCare                                        BACM 2005-6              431
   59414           301424         KinderCare                                        BACM 2005-6              432
   59414           301478         KinderCare                                        BACM 2005-6              433
   59414           301001         KinderCare                                        BACM 2005-6              434
   59414           301165         KinderCare                                        BACM 2005-6              435
   59414           301005         KinderCare                                        BACM 2005-6              436
   59414           301102         KinderCare                                        BACM 2005-6              437
   59414           301226         KinderCare                                        BACM 2005-6              438
   59414           301331         KinderCare                                        BACM 2005-6              439
   59414           300229         KinderCare                                        BACM 2005-6              440
   59414           301295         KinderCare                                        BACM 2005-6              441
   59414           301305         KinderCare                                        BACM 2005-6              442
   59414           301277         KinderCare                                        BACM 2005-6              443
   59414           301298         KinderCare                                        BACM 2005-6              444
   59414           301254         KinderCare                                        BACM 2005-6              445
   59414           301249         KinderCare                                        BACM 2005-6              446
   59414           301010         KinderCare                                        BACM 2005-6              447
   59414           301092         KinderCare                                        BACM 2005-6              448
   59414           300999         KinderCare                                        BACM 2005-6              449
   59414           300941         KinderCare                                        BACM 2005-6              450
   59414           300915         KinderCare                                        BACM 2005-6              451
   59414           300227         KinderCare                                        BACM 2005-6              452
   59414           000727         Children's World Learning Center                  BACM 2005-6              453
   59414           300900         KinderCare                                        BACM 2005-6              454
   59414           301153         KinderCare                                        BACM 2005-6              455
   59414           301166         KinderCare                                        BACM 2005-6              456
   59414           301175         KinderCare                                        BACM 2005-6              457
   59414           300914         KinderCare                                        BACM 2005-6              458
   59414           301139         KinderCare                                        BACM 2005-6              459
   59414           301196         KinderCare                                        BACM 2005-6              460
   59414           300222         KinderCare                                        BACM 2005-6              461
   59414           301336         KinderCare                                        BACM 2005-6              462
   59414           300216         KinderCare                                        BACM 2005-6              463
   59414           301223         KinderCare                                        BACM 2005-6              464
   59414           300963         KinderCare                                        BACM 2005-6              465
   59414           301171         KinderCare                                        BACM 2005-6              466
   59414           300226         KinderCare                                        BACM 2005-6              467
   59414           301130         KinderCare                                        BACM 2005-6              468
   59414           301156         KinderCare                                        BACM 2005-6              469
   59414           300860         KinderCare                                        BACM 2005-6              470
   59414           300219         KinderCare                                        BACM 2005-6              471
   59414           301198         KinderCare                                        BACM 2005-6              472
   59414           301159         KinderCare                                        BACM 2005-6              473
   59414           300844         KinderCare                                        BACM 2005-6              474
   59414           300926         KinderCare                                        BACM 2005-6              475
   59414           300107         KinderCare                                        BACM 2005-6              476
   59414           000449         Children's World Learning Center                  BACM 2005-6              477
   59414           301078         KinderCare                                        BACM 2005-6              478
   59414           000900         Children's World Learning Center                  BACM 2005-6              479
   59414           301071         KinderCare                                        BACM 2005-6              480
   59414           301132         KinderCare                                        BACM 2005-6              481
   59414           071230         Children's Discovery Center                       BACM 2005-6              482
   59414           301117         KinderCare                                        BACM 2005-6              483
   59414           300862         KinderCare                                        BACM 2005-6              484
   59414           301006         KinderCare                                        BACM 2005-6              485
   59414           071231         Children's Discovery Center                       BACM 2005-6              486
   59414           071234         Children's Discovery Center                       BACM 2005-6              487
   59414           000749         Children's World Learning Center                  BACM 2005-6              488
   59414           300937         KinderCare                                        BACM 2005-6              489
   59414           300902         KinderCare                                        BACM 2005-6              490
   59414           300854         KinderCare                                        BACM 2005-6              491
   59414           301257         KinderCare                                        BACM 2005-6              492
   59414           301244         KinderCare                                        BACM 2005-6              493
   59414           301193         KinderCare                                        BACM 2005-6              494
   59414           301026         KinderCare                                        BACM 2005-6              495
   59414           300943         KinderCare                                        BACM 2005-6              496
   59414           000877         Children's World Learning Center                  BACM 2005-6              497
   59414           301383         KinderCare                                        BACM 2005-6              498
   59414           301211         KinderCare                                        BACM 2005-6              499
   59414           301138         KinderCare                                        BACM 2005-6              500
   59414           301046         KinderCare                                        BACM 2005-6              501
   59414           301096         KinderCare                                        BACM 2005-6              502
   59414           300832         KinderCare                                        BACM 2005-6              503
   59414           300881         KinderCare                                        BACM 2005-6              504
   59414           000344         Children's World Learning Center                  BACM 2005-6              505
   59414           300106         KinderCare                                        BACM 2005-6              506
   59414           301028         KinderCare                                        BACM 2005-6              507
   59414           301035         KinderCare                                        BACM 2005-6              508
   59414           300842         KinderCare                                        BACM 2005-6              509
   59414           301124         KinderCare                                        BACM 2005-6              510
   59414           300044         KinderCare                                        BACM 2005-6              511
   59414           300991         KinderCare                                        BACM 2005-6              512
   59414           300551         KinderCare                                        BACM 2005-6              513
   59414           300519         KinderCare                                        BACM 2005-6              514
   59414           300928         KinderCare                                        BACM 2005-6              515
   59414           301274         KinderCare                                        BACM 2005-6              516
   59414           300880         KinderCare                                        BACM 2005-6              517
   59414           301297         KinderCare                                        BACM 2005-6              518
   59414           301177         KinderCare                                        BACM 2005-6              519
   59414           300909         KinderCare                                        BACM 2005-6              520
   59414           300548         KinderCare                                        BACM 2005-6              521
   59414           000304         Children's World Learning Center                  BACM 2005-6              522
   59414           301019         KinderCare                                        BACM 2005-6              523
   59414           300221         KinderCare                                        BACM 2005-6              524
   59414           300848         KinderCare                                        BACM 2005-6              525
   59414           300727         KinderCare                                        BACM 2005-6              526
   59414           300966         KinderCare                                        BACM 2005-6              527
   59414           301419         KinderCare                                        BACM 2005-6              528
   59414           300835         KinderCare                                        BACM 2005-6              529
   59414           301278         KinderCare                                        BACM 2005-6              530
   59414           000019         Children's World Learning Center                  BACM 2005-6              531
   59414           300892         KinderCare                                        BACM 2005-6              532
   59414           300876         KinderCare                                        BACM 2005-6              533
   59414           301049         KinderCare                                        BACM 2005-6              534
   59414           301123         KinderCare                                        BACM 2005-6              535
   59414           300228         KinderCare                                        BACM 2005-6              536
   59414           000277         Children's World Learning Center                  BACM 2005-6              537
   59414           301154         KinderCare                                        BACM 2005-6              538
   59414           301323         KinderCare                                        BACM 2005-6              539
   59414           301349         KinderCare                                        BACM 2005-6              540
   59414           301317         KinderCare                                        BACM 2005-6              541
   59414           301100         KinderCare                                        BACM 2005-6              542
   59414           301061         KinderCare                                        BACM 2005-6              543
   59414           300935         KinderCare                                        BACM 2005-6              544
   59414           300940         KinderCare                                        BACM 2005-6              545
   59414           300877         KinderCare                                        BACM 2005-6              546
   59414           300834         KinderCare                                        BACM 2005-6              547
   59414           300502         KinderCare                                        BACM 2005-6              548
   59414           300354         KinderCare                                        BACM 2005-6              549
   59414           300865         KinderCare                                        BACM 2005-6              550
   59414           000533         Children's World Learning Center                  BACM 2005-6              551
   59414           300944         KinderCare                                        BACM 2005-6              552
   59414           301080         KinderCare                                        BACM 2005-6              553
   59414           300969         KinderCare                                        BACM 2005-6              554
   59414           300827         KinderCare                                        BACM 2005-6              555
   59414           300380         KinderCare                                        BACM 2005-6              556
   59414           301174         KinderCare                                        BACM 2005-6              557
   59414           300850         KinderCare                                        BACM 2005-6              558
   59414           300733         KinderCare                                        BACM 2005-6              559
   59414           300578         KinderCare                                        BACM 2005-6              560
   59414           300947         KinderCare                                        BACM 2005-6              561
   59414           301207         KinderCare                                        BACM 2005-6              562
   59414           301355         KinderCare                                        BACM 2005-6              563
   59414           300235         KinderCare                                        BACM 2005-6              564
   59414           300996         KinderCare                                        BACM 2005-6              565
   59414           300852         KinderCare                                        BACM 2005-6              566
   59414           300950         KinderCare                                        BACM 2005-6              567
   59414           070456         ABC Nursery School                                BACM 2005-6              568
   59414           300822         KinderCare                                        BACM 2005-6              569
   59414           301246         KinderCare                                        BACM 2005-6              570
   59414           300556         KinderCare                                        BACM 2005-6              571
   59414           300952         KinderCare                                        BACM 2005-6              572
   59414           300821         KinderCare                                        BACM 2005-6              573
   59414           301136         KinderCare                                        BACM 2005-6              574
   59414           300908         KinderCare                                        BACM 2005-6              575
   59414           300898         KinderCare                                        BACM 2005-6              576
   59414           300887         KinderCare                                        BACM 2005-6              577
   59414           300383         KinderCare                                        BACM 2005-6              578
   59414           301679         KinderCare                                        BACM 2005-6              579
   59414           301093         KinderCare                                        BACM 2005-6              580
   59414           301021         KinderCare                                        BACM 2005-6              581
   59414           300934         KinderCare                                        BACM 2005-6              582
   59414           300879         KinderCare                                        BACM 2005-6              583
   59414           300885         KinderCare                                        BACM 2005-6              584
   59414           300793         KinderCare                                        BACM 2005-6              585
   59414           300839         KinderCare                                        BACM 2005-6              586
   59414           300738         KinderCare                                        BACM 2005-6              587
   59414           000655         Children's World Learning Center                  BACM 2005-6              588
   59414           300871         KinderCare                                        BACM 2005-6              589
   59414           300792         KinderCare                                        BACM 2005-6              590
   59414           300806         KinderCare                                        BACM 2005-6              591
   59414           300913         KinderCare                                        BACM 2005-6              592
   59414           000893         Children's World Learning Center                  BACM 2005-6              593
   59414           300525         KinderCare                                        BACM 2005-6              594
   59414           300907         KinderCare                                        BACM 2005-6              595
   59414           300774         KinderCare                                        BACM 2005-6              596
   59414           300920         KinderCare                                        BACM 2005-6              597
   59414           073004         Magic Years                                       BACM 2005-6              598
   59414           301283         KinderCare                                        BACM 2005-6              599
   59414           300803         KinderCare                                        BACM 2005-6              600
   59414           300891         KinderCare                                        BACM 2005-6              601
   59414           300851         KinderCare                                        BACM 2005-6              602
   59414           301037         KinderCare                                        BACM 2005-6              603
   59414           300223         KinderCare                                        BACM 2005-6              604
   59414           300949         KinderCare                                        BACM 2005-6              605
   59414           300932         KinderCare                                        BACM 2005-6              606
   59414           300921         KinderCare                                        BACM 2005-6              607
   59414           300813         KinderCare                                        BACM 2005-6              608
   59414           300811         KinderCare                                        BACM 2005-6              609
   59414           300791         KinderCare                                        BACM 2005-6              610
   59414           300533         KinderCare                                        BACM 2005-6              611
   59414           300790         KinderCare                                        BACM 2005-6              612
   59414           301007         KinderCare                                        BACM 2005-6              613
   59414           000485         Children's World Learning Center                  BACM 2005-6              614
   59414           301307         KinderCare                                        BACM 2005-6              615
   59414           300818         KinderCare                                        BACM 2005-6              616
   59414           300658         KinderCare                                        BACM 2005-6              617
   59414           300670         KinderCare                                        BACM 2005-6              618
   59414           300379         KinderCare                                        BACM 2005-6              619
   59414           301247         KinderCare                                        BACM 2005-6              620
   59414           300942         KinderCare                                        BACM 2005-6              621
   59414           300737         KinderCare                                        BACM 2005-6              622
   59414           301403         KinderCare                                        BACM 2005-6              623
   59414           300152         KinderCare                                        BACM 2005-6              624
   59414           301129         KinderCare                                        BACM 2005-6              625
   59414           301009         KinderCare                                        BACM 2005-6              626
   59414           301268         KinderCare                                        BACM 2005-6              627
   59414           301233         KinderCare                                        BACM 2005-6              628
   59414           300301         KinderCare                                        BACM 2005-6              629
   59414           300923         KinderCare                                        BACM 2005-6              630
   59414           301255         KinderCare                                        BACM 2005-6              631
   59414           300872         KinderCare                                        BACM 2005-6              632
   59414           300936         KinderCare                                        BACM 2005-6              633
   59414           300925         KinderCare                                        BACM 2005-6              634
   59414           000490         Children's World Learning Center                  BACM 2005-6              635
   59414           300819         KinderCare                                        BACM 2005-6              636
   59414           000061         Children's World Learning Center                  BACM 2005-6              637
   59414           301195         KinderCare                                        BACM 2005-6              638
   59414           301150         KinderCare                                        BACM 2005-6              639
   59414           300945         KinderCare                                        BACM 2005-6              640
   59414           300671         KinderCare                                        BACM 2005-6              641
   59414           300868         KinderCare                                        BACM 2005-6              642
   59414           300901         KinderCare                                        BACM 2005-6              643
   59414           000548         Children's World Learning Center                  BACM 2005-6              644
   59414           000813         Children's World Learning Center                  BACM 2005-6              645
   59414           300910         KinderCare                                        BACM 2005-6              646
   59414           300830         KinderCare                                        BACM 2005-6              647
   59414           301260         KinderCare                                        BACM 2005-6              648
   59414           300955         KinderCare                                        BACM 2005-6              649
   59414           300912         KinderCare                                        BACM 2005-6              650
   59414           300342         KinderCare                                        BACM 2005-6              651
   59414           300870         KinderCare                                        BACM 2005-6              652
   59414           300837         KinderCare                                        BACM 2005-6              653
   59414           300905         KinderCare                                        BACM 2005-6              654
   59414           300954         KinderCare                                        BACM 2005-6              655
   59414           300863         KinderCare                                        BACM 2005-6              656
   59414           300896         KinderCare                                        BACM 2005-6              657
   59414           300331         KinderCare                                        BACM 2005-6              658
   59414           300764         KinderCare                                        BACM 2005-6              659
   59414           301272         KinderCare                                        BACM 2005-6              660
   59414           301059         KinderCare                                        BACM 2005-6              661
   59414           300309         KinderCare                                        BACM 2005-6              662
   59414           300841         KinderCare                                        BACM 2005-6              663
   59414           300371         KinderCare                                        BACM 2005-6              664
   59414           301208         KinderCare                                        BACM 2005-6              665
   59414           000719         Children's World Learning Center                  BACM 2005-6              666
   59414           000023         Children's World Learning Center                  BACM 2005-6              667
   59414           000455         Children's World Learning Center                  BACM 2005-6              668
   59414           000063         Children's World Learning Center                  BACM 2005-6              669
   59414           301164         KinderCare                                        BACM 2005-6              670
   59414           300170         KinderCare                                        BACM 2005-6              671
   59414           300674         KinderCare                                        BACM 2005-6              672
   59414           300215         KinderCare                                        BACM 2005-6              673
   59414           300184         KinderCare                                        BACM 2005-6              674
   59414           305011         Kids Choice                                       BACM 2005-6              675
   59414           300815         KinderCare                                        BACM 2005-6              676
   59414           300665         KinderCare                                        BACM 2005-6              677
   59414           000361         Children's World Learning Center                  BACM 2005-6              678
   59414           300725         KinderCare                                        BACM 2005-6              679
   59414           300345         KinderCare                                        BACM 2005-6              680
   59414           300951         KinderCare                                        BACM 2005-6              681
   59414           300021         KinderCare                                        BACM 2005-6              682
   59414           300864         KinderCare                                        BACM 2005-6              683
   59414           000213         KinderCare                                        BACM 2005-6              684
   59414           000262         Children's World Learning Center                  BACM 2005-6              685
   59414           000161         Children's World Learning Center                  BACM 2005-6              686
   59414           300847         KinderCare                                        BACM 2005-6              687
   59414           300869         KinderCare                                        BACM 2005-6              688
   59414           301258         KinderCare                                        BACM 2005-6              689
   59414           300056         KinderCare                                        BACM 2005-6              690
   59414           300829         KinderCare                                        BACM 2005-6              691
   59414           000633         Children's World Learning Center                  BACM 2005-6              692
   59414           300065         KinderCare                                        BACM 2005-6              693
   59414           300689         KinderCare                                        BACM 2005-6              694
   59414           300545         KinderCare                                        BACM 2005-6              695
   59414           000547         Children's World Learning Center                  BACM 2005-6              696
   59414           000068         Children's World Learning Center                  BACM 2005-6              697
   59414           070220         Children's Discovery Center                       BACM 2005-6              698
   59414           300788         KinderCare                                        BACM 2005-6              699
   59414           070210         Children's Discovery Center                       BACM 2005-6              700
   59414           301033         KinderCare                                        BACM 2005-6              701
   59414           300802         KinderCare                                        BACM 2005-6              702
   59414           000637         KinderCare                                        BACM 2005-6              703
   59414           300859         KinderCare                                        BACM 2005-6              704
   59414           300375         KinderCare                                        BACM 2005-6              705
   59414           300195         KinderCare                                        BACM 2005-6              706
   59414           300160         KinderCare                                        BACM 2005-6              707
   59414           301023         KinderCare                                        BACM 2005-6              708
   59414           300771         KinderCare                                        BACM 2005-6              709
   59414           300563         KinderCare                                        BACM 2005-6              710
   59414           000230         Children's World Learning Center                  BACM 2005-6              711
   59414           300297         KinderCare                                        BACM 2005-6              712
   59414           300210         KinderCare                                        BACM 2005-6              713
   59414           071233         Children's Discovery Center                       BACM 2005-6              714
---------------------------------------------------------------------------------------------------------------------------
   59414          Various         KINDERCARE PORTFOLIO (ROLLUP)                     BACM 2005-6              1.5
===========================================================================================================================

 LOAN                                                                         PROPERTY
NUMBER            CENTER #        PROPERTY MANAGER                              TYPE               PROPERTY SUBTYPE
------            --------        ----------------                              ----               ----------------

   59414           301481         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000139         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301733         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301542         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301486         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301455         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301808         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000260         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301743         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301751         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301494         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000874         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           303042         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301800         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301728         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301755         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301770         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301674         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301825         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301780         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000112         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301767         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301675         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301459         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301101         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301609         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301633         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301666         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301769         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301626         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301704         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301724         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301714         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301659         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301777         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000510         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301625         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301697         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301698         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301551         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301598         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301652         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301624         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301790         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301727         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301588         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000187         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301711         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301664         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301632         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301604         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301730         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301575         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000619         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301586         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300974         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301608         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           303081         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301701         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300873         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301601         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301088         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301543         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301785         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301691         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301648         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301673         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301651         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301187         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301493         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301741         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301531         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000722         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000291         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301752         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301622         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301502         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301810         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301623         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301641         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000557         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000313         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301034         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301434         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301795         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301612         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301378         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301720         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301180         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301522         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301580         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           071120         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           303078         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301676         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301603         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301657         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000318         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301051         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000415         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301572         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300838         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000645         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301558         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301487         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301654         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301789         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301063         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300878         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000225         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301497         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301715         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301546         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301029         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301553         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000091         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000523         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301027         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000090         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301561         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000235         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301039         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300962         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301485         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301077         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000253         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000856         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301721         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           071121         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301062         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000143         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301015         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300998         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300906         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000373         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301030         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000099         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300897         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000142         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           074022         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300805         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301518         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300882         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300858         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301181         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301048         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000620         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301412         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301105         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301540         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301499         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301221         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301076         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301018         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300971         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300976         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000100         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301523         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           302500         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300820         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301103         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000897         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301548         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301176         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300970         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301172         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301065         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000493         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301818         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300845         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301115         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300977         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301528         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301358         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301315         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300867         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301416         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301163         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300975         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300861         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301490         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300874         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000757         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301248         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000551         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301681         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000066         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301042         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000224         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301392         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300938         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301432         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000323         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301086         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000168         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300990         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301308         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000837         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301232         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000888         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300986         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000150         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300982         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000073         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300995         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301056         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301433         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301288         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301279         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301004         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301480         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000539         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000574         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301073         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000379         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000741         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000417         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300224         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301368         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301476         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301335         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301126         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301098         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301050         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300833         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000435         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000543         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000748         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301094         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301090         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000773         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000564         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301227         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000759         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300997         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000413         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301089         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300782         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300960         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000366         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301280         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301186         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300930         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301829         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000540         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301319         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301382         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301038         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300972         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000866         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301398         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300989         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301397         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301072         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301025         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301087         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301242         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000049         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300218         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301326         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300922         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000827         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301162         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301259         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301465         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000869         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301402         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301363         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301352         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301311         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301291         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301118         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301152         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300993         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301147         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301104         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300987         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300518         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301212         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000584         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301109         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301091         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000086         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301067         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301405         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301327         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301141         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301111         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301373         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301043         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000772         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301364         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301179         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300801         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301477         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301388         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301201         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300924         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300889         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301678         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301070         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300809         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301170         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000541         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000159         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301483         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301273         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301167         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301169         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300983         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301353         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300931         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           305003         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301389         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301328         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301082         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301054         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301068         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000829         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000071         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301340         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301267         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301229         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301215         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301161         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301045         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301064         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300964         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000604         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000834         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301302         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301379         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301185         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300959         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300967         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301316         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301157         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000552         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301120         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           070457         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301390         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300968         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000468         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301377         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300884         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301079         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301095         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301002         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300978         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301369         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301303         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301270         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301031         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300953         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300939         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300886         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000565         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300776         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301401         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300620         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000002         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301142         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000875         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300800         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300895         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300828         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301047         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301084         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301343         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301218         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301003         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300992         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301341         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301190         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301813         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301269         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301241         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301066         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301041         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300957         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301380         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301356         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301263         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301235         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301237         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301281         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301143         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301107         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301011         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300888         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300621         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301158         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301228         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301016         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301220         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301178         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301290         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301333         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301148         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000382         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301245         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301264         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301022         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301338         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301261         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301446         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301209         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301334         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000034         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000631         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301020         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301085         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000089         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301399         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301348         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301284         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301205         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301160         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301069         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300985         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300956         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300917         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300911         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000079         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301217         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301351         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300814         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000889         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301266         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301313         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301200         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301424         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301478         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301001         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301165         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301005         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301102         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301226         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301331         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300229         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301295         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301305         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301277         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301298         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301254         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301249         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301010         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301092         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300999         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300941         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300915         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300227         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000727         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300900         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301153         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301166         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301175         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300914         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301139         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301196         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300222         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301336         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300216         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301223         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300963         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301171         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300226         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301130         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301156         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300860         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300219         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301198         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301159         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300844         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300926         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300107         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000449         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301078         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000900         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301071         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301132         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           071230         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301117         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300862         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301006         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           071231         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           071234         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000749         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300937         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300902         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300854         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301257         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301244         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301193         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301026         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300943         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000877         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301383         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301211         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301138         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301046         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301096         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300832         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300881         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000344         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300106         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301028         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301035         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300842         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301124         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300044         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300991         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300551         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300519         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300928         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301274         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300880         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301297         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301177         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300909         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300548         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000304         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301019         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300221         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300848         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300727         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300966         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301419         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300835         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301278         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000019         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300892         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300876         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301049         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301123         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300228         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000277         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301154         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301323         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301349         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301317         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301100         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301061         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300935         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300940         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300877         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300834         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300502         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300354         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300865         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000533         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300944         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301080         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300969         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300827         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300380         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301174         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300850         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300733         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300578         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300947         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301207         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301355         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300235         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300996         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300852         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300950         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           070456         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300822         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301246         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300556         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300952         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300821         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301136         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300908         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300898         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300887         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300383         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301679         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301093         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301021         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300934         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300879         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300885         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300793         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300839         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300738         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000655         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300871         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300792         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300806         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300913         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000893         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300525         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300907         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300774         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300920         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           073004         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301283         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300803         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300891         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300851         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301037         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300223         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300949         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300932         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300921         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300813         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300811         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300791         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300533         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300790         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301007         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000485         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301307         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300818         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300658         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300670         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300379         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301247         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300942         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300737         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301403         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300152         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301129         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301009         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301268         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301233         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300301         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300923         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301255         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300872         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300936         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300925         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000490         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300819         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000061         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301195         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301150         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300945         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300671         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300868         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300901         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000548         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000813         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300910         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300830         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301260         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300955         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300912         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300342         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300870         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300837         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300905         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300954         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300863         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300896         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300331         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300764         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301272         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301059         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300309         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300841         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300371         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301208         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000719         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000023         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000455         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000063         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301164         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300170         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300674         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300215         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300184         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           305011         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300815         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300665         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000361         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300725         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300345         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300951         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300021         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300864         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000213         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000262         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000161         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300847         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300869         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301258         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300056         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300829         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000633         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300065         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300689         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300545         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000547         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000068         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           070220         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300788         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           070210         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301033         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300802         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000637         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300859         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300375         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300195         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300160         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           301023         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300771         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300563         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           000230         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300297         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           300210         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
   59414           071233         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
----------------------------------------------------------------------------------------------------------------------------------
   59414          Various         Greenstreet Realty Partners, L.P.            Other            Child Development Centers
==================================================================================================================================

 LOAN
NUMBER      CENTER #    PROPERTY ADDRESS                           PROPERTY CITY                             STATE     ZIP CODE
------      --------    ----------------                           -------------                             -----     --------

 59414      301481      1945 Marlton Pike East                     Cherry Hill                                NJ         08003
 59414      000139      600 Creek Parkway                          Boothwyn                                   PA         19016
 59414      301733      1141 Puerta del Sol                        San Clemente                               CA         92673
 59414      301542      1802 Reston Avenue                         Reston                                     VA         20190
 59414      301486      356 Terryville Road                        Port Jefferson                             NY         11776
 59414      301455      14750 Live Oak                             Fontana                                    CA         92337
 59414      301808      Sudley Manor Dr & Linton Hall Road         Gainesville                                VA         20136
 59414      000260      11562 Fishers Landing Dr                   Fishers                                    IN         46038
 59414      301743      Schaumburg Road & Wildflower L             Schaumburg                                 IL         60173
 59414      301751      4335 Montgomery Road                       Naperville                                 IL         60564
 59414      301494      6140 Kruse Drive                           Solon                                      OH         44139
 59414      000874      917 Hampshire Rd.                          Westlake Village                           CA         91361
 59414      303042      2001 Renaissance Blvd                      Gulph Mills                                PA         19406
 59414      301800      SR 896 & Cann Road                         Bear                                       DE         19702
 59414      301728      4947 Le Chalet Blvd.                       Boynton Beach                              FL         33437
 59414      301755      7380 10th Street North                     Oakdale                                    MN         55128
 59414      301770      2354 Fenton Street                         Chula Vista                                CA         91914
 59414      301674      12404 Archer Avenue                        Lemont                                     IL         60439
 59414      301825      Middlecreek Pkwy & Voyager Pkwy            Colorado Springs                           CO         80921
 59414      301780      2800 Corporate Place                       Chanhassen                                 MN         55317
 59414      000112      400 Celebration Blvd                       Celebration                                FL         34747
 59414      301767      1000 Corporate Drive                       Ladera Ranch                               CA         92694
 59414      301675      1351 Palatine Road                         Hoffman Estates                            IL         60195
 59414      301459      1239 Rickert Drive                         Naperville                                 IL         60540
 59414      301101      1101 Rose Drive                            Benicia                                    CA         94510
 59414      301609      1309 North Village Road                    Reston                                     VA         20194
 59414      301633      6696 Lancaster Pike                        Hockessin                                  DE         19707
 59414      301666      1197 S. Victoria Avenue                    Ventura                                    CA         93003
 59414      301769      40W 170 LaFox Road                         St. Charles                                IL         60175
 59414      301626      5251 Las Lomas Street                      Long Beach                                 CA         90815
 59414      301704      136 Franklin Street                        Stoneham                                   MA         02180
 59414      301724      40295 Winchester Road                      Temecula                                   CA         92591
 59414      301714      2044 Franciscan Way                        West Chicago                               IL         60185
 59414      301659      18275 N.W. West Union Road                 Portland                                   OR         97229
 59414      301777      1308 Greenwood Ct.                         Shakopee                                   MN         55379
 59414      000510      261 North Main St                          Middleton                                  MA         01949
 59414      301625      5100 Sedge Road                            Hoffman Estates                            IL         60192
 59414      301697      420 Natoma Station Dr.                     Folsom                                     CA         95630
 59414      301698      7715  NE 119th Place                       Vancouver                                  WA         98682
 59414      301551      3987 Spring Road                           Moorpark                                   CA         93021
 59414      301598      130 South Atkinson Road                    Grayslake                                  IL         60030
 59414      301652      26 Carlisle Road                           Westford                                   MA         01886
 59414      301624      25189 Beacon Hill Way                      Laguna Niguel                              CA         92677
 59414      301790      2460 Clare Lane NE                         Rochester                                  MN         55906
 59414      301727      2395 Bowes Rd.                             Elgin                                      IL         60123
 59414      301588      133 Cambridge Street                       Burlington                                 MA         01803
 59414      000187      4241 Marsh Lane                            Carrollton                                 TX         75007
 59414      301711      4 Continental Boulevard                    Merrimack                                  NH         03054
 59414      301664      1440 Balltown Road                         Niskayuna                                  NY         12309
 59414      301632      7 Garden Lane                              Londonderry                                NH         03053
 59414      301604      4224 Harbour Pointe Blvd.                  Mukilteo                                   WA         98275
 59414      301730      7965 175th St. West                        Tinley Park                                IL         60477
 59414      301575      60 Industrial Way East                     Eatontown                                  NJ         07724
 59414      000619      102 Paddock Lane                           West Chester                               PA         19383
 59414      301586      20650 95th Avenue South                    Boca Raton                                 FL         33434
 59414      300974      1205 West Boyd                             Norman                                     OK         73069
 59414      301608      18500 Johnson Street                       Pembroke Pines                             FL         33029
 59414      303081      64 Messenger Street                        Plainville                                 MA         02762
 59414      301701      518 Vischer Ferry Rd.                      Clifton Park                               NY         12065
 59414      300873      400 South Abel Street                      Milpitas                                   CA         95035
 59414      301601      1735 Eagle Harbor Parkway                  Orange Park                                FL         32073
 59414      301088      1187 Magnolia Avenue                       Corona                                     CA         92879
 59414      301543      3504 Russet Common                         Laurel                                     MD         20724
 59414      301785      20565 N. Fletcher Way                      Peoria                                     AZ         85382
 59414      301691      900 North McQueen                          Chandler                                   AZ         85225
 59414      301648      6270 Flying L.C. Lane                      Carlsbad                                   CA         92008
 59414      301673      2111 Fieldstone Parkway                    Franklin                                   TN         37069
 59414      301651      4755 Royal Vista Circle                    Fort Collins                               CO         80528
 59414      301187      3320 San Felipe Road                       San Jose                                   CA         95135
 59414      301493      9111 High Assets Way NW                    Albuquerque                                NM         87120
 59414      301741      4981 Metzler Way                           Castle Rock                                CO         80108
 59414      301531      15080 Shannon Parkway                      Rosemount                                  MN         55068
 59414      000722      15610 Spring Creek Road                    Dallas                                     TX         75248
 59414      000291      10003 West Lincoln Hwy                     Frankfort                                  IL         60423
 59414      301752      380 West 87th Street                       Naperville                                 IL         60565
 59414      301622      7600 West 150th Street                     Overland Park                              KS         66223
 59414      301502      9725 Middle River Drive                    Owings Mills                               MD         21117
 59414      301810      110 Miles Drive                            Wallingford                                CT         06492
 59414      301623      8765 Sierra College Boulevard              Granite Bay                                CA         95661
 59414      301641      1045 Opal Street                           Broomfield                                 CO         80126
 59414      000557      13320 Hazel Dell Parkway                   Carmel                                     IN         46033
 59414      000313      29 Greenspring Drive                       Stafford                                   VA         22554
 59414      301034      1611 Wood Creek Drive                      Fairfield                                  CA         94533
 59414      301434      1300 E. Frankford Road                     Carrollton                                 TX         75007
 59414      301795      15415 West Bell Road                       Surprise                                   AZ         85374
 59414      301612      1625 East Farwell Road                     Spokane                                    WA         99208
 59414      301378      2590 Laura Duncan Road                     Cary                                       NC         27513
 59414      301720      15005 SW 122nd Avenue                      Miami                                      FL         33186
 59414      301180      30075 Alicia Parkway                       Laguna Niguel                              CA         92677
 59414      301522      1820 Southpark Drive                       Hoover                                     AL         35244
 59414      301580      2251 Sunset Blvd.                          Rocklin                                    CA         95765
 59414      071120      6109 Monona Drive                          Monona                                     WI         53716
 59414      303078      24 Pilgrim Hill Road                       Plymouth                                   MA         02360
 59414      301676      39 Wellington Road                         Milford                                    CT         06460
 59414      301603      304 Elm Street                             Monroe                                     CT         06468
 59414      301657      13445 Switzer Road                         Overland Park                              KS         66213
 59414      000318      19921 Frederick Rd                         Germantown                                 MD         20876
 59414      301051      265 West Grant Line Road                   Tracy                                      CA         95376
 59414      000415      10715 Spotsylvania Ave                     Fredericksburg                             VA         22408
 59414      301572      3051 Parkbrooke Circle                     Woodstock                                  GA         30189
 59414      300838      4655 Lassen Road                           Livermore                                  CA         94551
 59414      000645      14100 St Francis Blvd                      Ramsey                                     MN         55303
 59414      301558      9000 Fitness Lane                          Fishers                                    IN         46038
 59414      301487      77 Caren Avenue                            Worthington                                OH         43085
 59414      301654      9314 Commerce Center Circle                Highlands Ranch                            CO         80126
 59414      301789      6670 University Avenue                     West Des Moines                            IA         50266
 59414      301063      2329 Vehicle Drive                         Rancho Cordova                             CA         95670
 59414      300878      3760 Brockton Drive                        Pleasanton                                 CA         94588
 59414      000225      6473 East Riverside Blvd.                  Rockford                                   IL         61114
 59414      301497      7615 Oaklandon Road                        Indianapolis                               IN         46236
 59414      301715      15401 Clearbrook Street                    Westfield                                  IN         46074
 59414      301546      96 Neverland Drive                         Lewis Center                               OH         43035
 59414      301029      4216 Stringfellow Road                     Chantilly                                  VA         20151
 59414      301553      200 North Ridgecrest Lane                  Jacksonville                               FL         32202
 59414      000091      43083 Waxpool Road                         Ashburn                                    VA         20147
 59414      000523      71 Deerwood Drive                          Nashua                                     NH         03060
 59414      301027      5448 San Juan Avenue                       Citrus Heights                             CA         95610
 59414      000090      12121 Caithness Circle                     Bristow                                    VA         20136
 59414      301561      11737 Seven Gables Road                    Symmes Township                            OH         45249
 59414      000235      2485 South St                              Elgin                                      IL         60123
 59414      301039      2300 Mahogany Way                          Antioch                                    CA         94509
 59414      300962      35 Rotary Way                              Vallejo                                    CA         94591
 59414      301485      594 Chickering Road                        North Andover                              MA         01845
 59414      301077      8950 France Avenue South                   Bloomington                                MN         55431
 59414      000253      9310 E Guadalupe Rd                        Mesa                                       AZ         85212
 59414      000856      135 S Val Vista Drive                      Gilbert                                    AZ         85296
 59414      301721      1955 South Alama School Road               Chandler                                   AZ         85248
 59414      071121      2017 Londonderry Drive                     Madison                                    WI         53704
 59414      301062      3536 College Boulevard                     Oceanside                                  CA         92056
 59414      000143      W 62 N 218 Washington Ave                  Cedarburg                                  WI         53012
 59414      301015      1785 Villa Avenue                          Clovis                                     CA         93612
 59414      300998      2825 West Rumble Road                      Modesto                                    CA         95350
 59414      300906      8095-B Roswell Road                        Dunwoody                                   GA         30350
 59414      000373      5812 Darrow Road                           Hudson                                     OH         44236
 59414      301030      13228 Franklin Farms Road                  Herndon                                    VA         20171
 59414      000099      500 S. Gilbert Road                        Gilbert                                    AZ         85296
 59414      300897      9735 Cuyamaca Street                       Santee                                     CA         92071
 59414      000142      4721 N Industrial Way                      Castle Rock                                CO         80104
 59414      074022      450 College Road East                      Princeton                                  NJ         08540
 59414      300805      9724 Burke Lake Road                       Burke                                      VA         22015
 59414      301518      4050 Embassy Parkway                       Fairlawn                                   OH         44333
 59414      300882      10065 Paseo Montril                        San Diego                                  CA         92129
 59414      300858      1551 Bailey Road                           Concord                                    CA         94521
 59414      301181      43536 22nd Street West                     Lancaster                                  CA         93536
 59414      301048      1730 East Washington Street                Colton                                     CA         92324
 59414      000620      7900 Parkwood Hill Blvd.                   Fort Worth                                 TX         76137
 59414      301412      12821 Portulaca Drive                      Creve Coeur                                MO         63146
 59414      301105      10130 Rothgard Road                        Spring Valley                              CA         91977
 59414      301540      13025  Louetta Road                        Cypress                                    TX         77429
 59414      301499      210 North Alma Road                        Allen                                      TX         75013
 59414      301221      10790 West Sunrise Boulevard               Plantation                                 FL         33322
 59414      301076      518 North 400 West                         Centerville                                UT         84014
 59414      301018      2416 West Ash                              Columbia                                   MO         65203
 59414      300971      7801 Mariners Drive                        Stockton                                   CA         95219
 59414      300976      713 North Mustang Road                     Mustang                                    OK         73064
 59414      000100      3085 Desert Marigold Lane                  Las Vegas                                  NV         89134
 59414      301523      6367 River Crossings                       Sylvania                                   OH         43560
 59414      302500      6955 Halcyon Park                          Montgomery                                 AL         36117
 59414      300820      6825 Purslane Way                          Citrus Heights                             CA         95621
 59414      301103      3524 West Union Hills Drive                Glendale                                   AZ         85308
 59414      000897      650 W. Wise Rd.                            Schaumburg                                 IL         60194
 59414      301548      W 180 N 9410 Premier Drive                 Menomonee Falls                            WI         53051
 59414      301176      18525 West Soledad Canyon Road             Canyon Country                             CA         91351
 59414      300970      2140 South Euclid Avenue                   Ontario                                    CA         91762
 59414      301172      455 East Foothill Boulevard                San Dimas                                  CA         91773
 59414      301065      3443 Nogales Street                        West Covina                                CA         91792
 59414      000493      5857 Cinema Dr                             Milford                                    OH         45150
 59414      301818      E Germann Rd & S. Higley Rd                Gilbert                                    AZ         85297
 59414      300845      10191 Foothill Boulevard                   Rancho Cucamong                            CA         91730
 59414      301115      1237 Oakdale Road                          Modesto                                    CA         95355
 59414      300977      401 South Mustang Road                     Yukon                                      OK         73099
 59414      301528      9005 Forest Crossing Drive                 The Woodlands                              TX         77381
 59414      301358      8887 Vintage Park Drive                    Sacramento                                 CA         95828
 59414      301315      4801 South West 140th Avenue               Miami                                      FL         33175
 59414      300867      4920 Mack Road                             Sacramento                                 CA         95823
 59414      301416      3905 South Highland Avenue                 Downers Grove                              IL         60515
 59414      301163      605 East Dunne Avenue                      Morgan Hill                                CA         95037
 59414      300975      1812 North Eastern Ave.                    Moore                                      OK         73160
 59414      300861      210 South Elliot Road                      Chapel Hill                                NC         27514
 59414      301490      2650 South Peek Road                       Katy                                       TX         77450
 59414      300874      5680 Oak Leather Drive                     Burke                                      VA         22015
 59414      000757      2350 Bode Rd.                              Schaumburg                                 IL         60194
 59414      301248      9394 Bruceville Road                       Elk Grove                                  CA         95758
 59414      000551      1228 W. Ogden Ave.                         Naperville                                 IL         60563
 59414      301681      30850 Viking Parkway                       Westlake                                   OH         44145
 59414      000066      1812 S. Aspen                              Broken Arrow                               OK         74012
 59414      301042      3700 Red Cedar Way                         Lake Oswego                                OR         97035
 59414      000224      22050 North 44th Place                     Phoenix                                    AZ         85050
 59414      301392      100 East Loop Road                         Wheaton                                    IL         60187
 59414      300938      9165 South 1300 East                       Sandy                                      UT         84094
 59414      301432      1505 S. Batavia Avenue                     Batavia                                    IL         60510
 59414      000323      8190 Oaklandon Road                        Indianapolis                               IN         46236
 59414      301086      200 Whitford Hills Road                    Downingtown                                PA         19335
 59414      000168      2275 Village Green Pkwy.                   Chesterfield                               MO         63017
 59414      300990      1925 East County Road D                    Maplewood                                  MN         55109
 59414      301308      11961 Perris Boulevard                     Moreno Valley                              CA         92557
 59414      000837      4960 Park Center Ave                       Dublin                                     OH         43017
 59414      301232      11875 Lake Newport Road                    Reston                                     VA         22094
 59414      000888      201 Coney St.                              East Walpole                               MA         02032
 59414      300986      2180 Northeast Division Street             Gresham                                    OR         97030
 59414      000150      4500 Cornell Road                          Blue Ash                                   OH         45241
 59414      300982      18000 Southwest Farmington Roa             Aloha                                      OR         97007
 59414      000073      130 Barbers Corner                         Bolingbrook                                IL         60440
 59414      300995      9328 Braddock Road                         Burke                                      VA         22015
 59414      301056      1410 Chambers Street                       Eugene                                     OR         97402
 59414      301433      6900 Preston Meadow Drive                  Plano                                      TX         75024
 59414      301288      725 Greenbriar Parkway                     Chesapeake                                 VA         23320
 59414      301279      625 Holland Street                         Erie                                       PA         16501
 59414      301004      4504 6th Avenue Southeast                  Lacey                                      WA         98503
 59414      301480      951 East Rahn Road                         Dayton                                     OH         45429
 59414      000539      9550 Nesbit Ferry Rd.                      Alpharetta                                 GA         30022
 59414      000574      14632 John Humphrey Dr.                    Orland Park                                IL         60462
 59414      301073      1285 N McCarran Boulevard                  Sparks                                     NV         89431
 59414      000379      6800 Independence Parkway                  Plano                                      TX         75023
 59414      000741      8350 White Feather Ct.                     Lorton                                     VA         22079
 59414      000417      12781 Harbor Dr.                           Woodbridge                                 VA         22192
 59414      300224      211 North Henderson Road                   King Of Prussia                            PA         19406
 59414      301368      27 West 151 Geneva Road                    Winfield                                   IL         60190
 59414      301476      1407 Parkway Plaza Drive                   Houston                                    TX         77077
 59414      301335      2155 North Loop Road                       Alameda                                    CA         94502
 59414      301126      581 Peabody Road                           Vacaville                                  CA         95687
 59414      301098      18685 Southwest Baseline Road              Beaverton                                  OR         97006
 59414      301050      595 Centerville Road                       Lancaster                                  PA         17601
 59414      300833      15711 Mill Creek Boulevard                 Millcreek                                  WA         98012
 59414      000435      1640 Eisenhower Lane                       Lisle                                      IL         60532
 59414      000543      9202 N. Rockwell                           Oklahoma City                              OK         73132
 59414      000748      5110 E. 71St St. South                     Tulsa                                      OK         74136
 59414      301094      9749 Main Street                           Fairfax                                    VA         22031
 59414      301090      1609 Calvary Circle                        Redlands                                   CA         92373
 59414      000773      4301 Silverleaf Drive                      Virginia Beach                             VA         23462
 59414      000564      1919 West Queen Creek Road                 Chandler                                   AZ         85248
 59414      301227      44400 Foxton Avenue                        Lancaster                                  CA         93535
 59414      000759      3206 Skipwith Rd.                          Richmond                                   VA         23229
 59414      300997      2320 Yew Street                            Bellingham                                 WA         98226
 59414      000413      10455 N La Canada Dr                       Oro Valley                                 AZ         85737
 59414      301089      100 Grant Drive                            Moon Township                              PA         15108
 59414      300782      23301 Olivewood Plaza Drive                Moreno Valley                              CA         92553
 59414      300960      7330 196th Street, Southwest               Lynnwood                                   WA         98036
 59414      000366      6200 Howdershell Rd.                       Hazelwood                                  MO         63042
 59414      301280      5000 Cheryl Drive                          Pittsburgh                                 PA         15237
 59414      301186      17428 S.E. 272nd Street                    Covington                                  WA         98042
 59414      300930      318 Garrisonville Road                     Stafford                                   VA         22554
 59414      301829      1425 Copper Creek Drive                    Pleasant Hill                              IA         50327
 59414      000540      8604 Pohick Rd.                            Springfield                                VA         22153
 59414      301319      229-A Pennell Road                         Aston                                      PA         19014
 59414      301382      1360 West Army Trail Road                  Carol Stream                               IL         60188
 59414      301038      300 Panomara Place Northeast               Albuquerque                                NM         87123
 59414      300972      1003 South Arlington Heights R             Arlington Hts                              IL         60005
 59414      000866      7819 West Chester Road                     West Chester                               OH         45069
 59414      301398      1755 121st Avenue Northwest                Coon Rapids                                MN         55448
 59414      300989      2 South 726 Route 53                       Glen Ellyn                                 IL         60137
 59414      301397      4308 Folsom Drive                          Antioch                                    CA         94509
 59414      301072      80 Cowpath Road                            Lansdale                                   PA         19446
 59414      301025      120 South Northern Way                     York                                       PA         17402
 59414      301087      2410 East Washington Street                Bloomington                                IL         61704
 59414      301242      4900 Evergreen Road                        Dearborn                                   MI         48128
 59414      000049      6025 Burke Commons Rd.                     Burke                                      VA         22015
 59414      300218      2515 East South Street                     Anaheim                                    CA         92806
 59414      301326      4574 Brookhaven Road                       Gurnee                                     IL         60031
 59414      300922      550 Cuba Road                              Lake Zurich                                IL         60047
 59414      000827      11633 E. 31St St. South                    Tulsa                                      OK         74145
 59414      301162      4341 West Lake Sammamish Parkw             Issaquah                                   WA         98027
 59414      301259      2 Kyle Street                              Hampton                                    VA         23666
 59414      301465      10653 N. 25th Avenue                       Phoenix                                    AZ         85029
 59414      000869      3660 East Inverness                        Mesa                                       AZ         85206
 59414      301402      390 East Maple Avenue                      Langhorne                                  PA         19047
 59414      301363      3129 Poplarwood Court                      Raleigh                                    NC         27604
 59414      301352      9105 Apple Drive                           Midwest City                               OK         73130
 59414      301311      201 Radio Park Lane                        Brookhaven                                 PA         19015
 59414      301291      9325 Leesville Road                        Raleigh                                    NC         27613
 59414      301118      3560 Mitchelleville Road                   Bowie                                      MD         20716
 59414      301152      20845 108th Avenue Southeast               Kent                                       WA         98031
 59414      300993      14725 Southeast Petrovitsky Ro             Renton                                     WA         98058
 59414      301147      15212 Highway 99                           Lynnwood                                   WA         98037
 59414      301104      2900 Foxchase Lane                         Midlothian                                 VA         23113
 59414      300987      8140 Southwest Warm Springs St             Tualatin                                   OR         97062
 59414      300518      3106 North Duke Street                     Durham                                     NC         27704
 59414      301212      3620 Krestwood Lane                        Eagan                                      MN         55123
 59414      000584      4222 Clear Lake City Blvd                  Houston                                    TX         77062
 59414      301109      910 W.Lake Mary Blvd.                      Sanford                                    FL         32773
 59414      301091      201 Twin Oak Drive                         Penn Hills                                 PA         15235
 59414      000086      885 Cheyenne Meadows Rd                    Colorado Springs                           CO         80906
 59414      301067      929 E. Palatine Road                       Palatine                                   IL         60074
 59414      301405      1025 Schuylkill Road                       Phoenixville                               PA         19460
 59414      301327      3651 Street Road                           Bensalem                                   PA         19020
 59414      301141      8650 West Ballard Road                     Des Plaines                                IL         60016
 59414      301111      6900 Huntington Avenue                     Lincoln                                    NE         68507
 59414      301373      42210 Lyndie Lane                          Temecula                                   CA         92591
 59414      301043      15700 South Central Avenue                 Oak Forest                                 IL         60452
 59414      000772      4150 S. Cloverleaf Dr.                     Saint Peters                               MO         63376
 59414      301364      14301 Pinewood Drive                       Orland Park                                IL         60462
 59414      301179      780 South Schoenbeck Road                  Wheeling                                   IL         60090
 59414      300801      2210 Kelly Blvd.                           Carrollton                                 TX         75006
 59414      301477      202 East Hayden Lake Road                  Champlin                                   MN         55316
 59414      301388      101 Heatherwood Lane                       Royal Palm Bch                             FL         33411
 59414      301201      10801 Rhode Island Avenue South            Bloomington                                MN         55438
 59414      300924      150 West John Casey Road                   Bourbonnais                                IL         60914
 59414      300889      2001 Bethel Road                           Columbus                                   OH         43220
 59414      301678      3100 State Road                            Cuyahoga Falls                             OH         44223
 59414      301070      11423 West Cleveland Avenue                West Allis                                 WI         53227
 59414      300809      33504 13th Place South                     Federal Way                                WA         98003
 59414      301170      146 Main Street                            Lincoln Park                               NJ         07035
 59414      000541      860 Turnpike St.                           North Andover                              MA         01845
 59414      000159      317 Littleton Rd.                          Chelmsford                                 MA         01824
 59414      301483      481 Spring Street                          Manchester                                 CT         06040
 59414      301273      4900 Oakley's Lane                         Richmond                                   VA         23231
 59414      301167      800 South Arlington Heights Ro             Elk Grove                                  IL         60007
 59414      301169      641 South Church Street                    Mount Laurel                               NJ         08054
 59414      300983      451 Creekside Drive                        Vernon Hills                               IL         60061
 59414      301353      645 Georgetown Road                        Wenonah                                    NJ         08090
 59414      300931      4243 Ramsey Street                         Fayetteville                               NC         28311
 59414      305003      2725 Lawrenceville-Suwanee  Ro             Suwanee                                    GA         30174
 59414      301389      179 Boston Road                            North Billerica                            MA         01862
 59414      301328      9906 South Roberts Road                    Palos Hills                                IL         60465
 59414      301082      3805 Gelding Lane                          Olney                                      MD         20832
 59414      301054      775 North 400 East                         North Salt Lake                            UT         84054
 59414      301068      410 Devonshire Drive                       Champaign                                  IL         61820
 59414      000829      16100 Oak Park Ave.                        Tinley Park                                IL         60477
 59414      000071      2580 Baumgartner Road                      Oakville                                   MO         63129
 59414      301340      2240 East Parham Road                      Richmond                                   VA         23228
 59414      301267      929 Cedar Road                             Chesapeake                                 VA         23320
 59414      301229      2011 Smallwood Drive, West                 Waldorf                                    MD         20603
 59414      301215      6270 Sycamore Lane North                   Maple Grove                                MN         55369
 59414      301161      1815 Springdale Road                       Cherry Hill                                NJ         08003
 59414      301045      765 East 1200 South                        Orem                                       UT         84097
 59414      301064      8750 North 51st Street                     Brown Deer                                 WI         53223
 59414      300964      3704 Lampl Avenue                          Virginia Beach                             VA         23452
 59414      000604      1001 Pump Rd.                              Richmond                                   VA         23233
 59414      000834      847 North St.                              Tewksbury                                  MA         01876
 59414      301302      4345 Maray Drive                           Rockford                                   IL         61107
 59414      301379      4601 Northwest 30th Street                 Coconut Creek                              FL         33063
 59414      301185      3615 Lakeside Drive                        Reno                                       NV         89509
 59414      300959      2280 Finger Road                           Green Bay                                  WI         54302
 59414      300967      51209 Mound Road                           Shelby Township                            MI         48316
 59414      301316      5758 Cooley Lake Road                      Waterford                                  MI         48327
 59414      301157      1520 Casho Mill Road                       Newark                                     DE         19711
 59414      000552      20 Farrar Farm Rd.                         Norwell                                    MA         02061
 59414      301120      4475 Highway 169 North                     Plymouth                                   MN         55442
 59414      070457      1320 N. Arlington Heights Rd.              Arlington Heights                          IL         60004
 59414      301390      3035 Jog Road                              Lake Worth                                 FL         33467
 59414      300968      1125 West Florence Avenue                  Peoria                                     IL         61604
 59414      000468      495 School St.                             Marshfield                                 MA         02050
 59414      301377      533 Washington Street                      South Easton                               MA         02375
 59414      300884      745 Long Grove Drive                       Aurora                                     IL         60504
 59414      301079      125 East Sunset Drive                      Waukesha                                   WI         53189
 59414      301095      17025 South Park Avenue                    South Holland                              IL         60473
 59414      301002      2605 Black Road                            Joliet                                     IL         60435
 59414      300978      207 E Hillcrest Drive                      Dekalb                                     IL         60115
 59414      301369      42111 E. Florida Avenue                    Hemet                                      CA         92544
 59414      301303      1550 West Diehl Road                       Naperville                                 IL         60563
 59414      301270      7906 South Cass Avenue                     Darien                                     IL         60561
 59414      301031      5110 Summit View Avenue                    Yakima                                     WA         98908
 59414      300953      2862 South Alma School Road                Mesa                                       AZ         85210
 59414      300939      1211 Pearl Road                            Brunswick                                  OH         44212
 59414      300886      2415 South Centre City Parkway             Escondido                                  CA         92025
 59414      000565      2869 Hunter Mill Rd.                       Oakton                                     VA         22124
 59414      300776      8610 Mathis Avenue                         Manassas                                   VA         20110
 59414      301401      2300 Bridgeport Drive                      Raleigh                                    NC         27615
 59414      300620      1521 Hope Mills Road                       Fayetteville                               NC         28304
 59414      000002      4616 Minor Lane                            Alexandria                                 VA         22312
 59414      301142      1520 Main Lane                             Elgin                                      IL         60123
 59414      000875      8518 Bauer Drive                           Springfield                                VA         22152
 59414      300800      1178 Herndon Parkway                       Herndon                                    VA         20170
 59414      300895      10616 Lakeshore Drive West                 Carmel                                     IN         46033
 59414      300828      203 Kilmayne Drive                         Cary                                       NC         27511
 59414      301047      12010 North 43rd Avenue                    Glendale                                   AZ         85304
 59414      301084      2115 Fairfax Street                        Eau Claire                                 WI         54701
 59414      301343      14387 Southwest 96th Street                Miami                                      FL         33186
 59414      301218      4310 Barkoskie Road                        Jacksonville                               FL         32223
 59414      301003      306 Torbett Street                         Richland                                   WA         99352
 59414      300992      1290 Holgate Drive                         Manchester                                 MO         63021
 59414      301341      644 Dorscher Road                          Orlando                                    FL         32818
 59414      301190      9600 Pines Boulevard                       Pembroke Pines                             FL         33024
 59414      301813      980 South State Road 135                   Greenwood                                  IN         46143
 59414      301269      44212 Cherry Hill Road                     Canton                                     MI         48187
 59414      301241      5757 Shannon Heights Boulevard             Dublin                                     OH         43016
 59414      301066      1216 Abbe Road                             Elyria                                     OH         44035
 59414      301041      2263 Stantonsburg Road                     Greenville                                 NC         27834
 59414      300957      901 Landmark Drive                         Goldsboro                                  NC         27534
 59414      301380      17455 Junelle Path                         Lakeville                                  MN         55044
 59414      301356      18205 West Bluemound Road                  Brookfield                                 WI         53045
 59414      301263      113 Egg Harbor Road                        Sewell                                     NJ         08080
 59414      301235      12658 North Dakota Street S.W.             Tigard                                     OR         97223
 59414      301237      6036 Tara Hill Drive                       Dublin                                     OH         43017
 59414      301281      700 Commerce Drive                         Moon Township                              PA         15108
 59414      301143      1021 North Salem Drive                     Schaumburg                                 IL         60194
 59414      301107      1520 Old Bridge Road                       Woodbridge                                 VA         22192
 59414      301011      2791 Highway 10 Northeast                  MoundsView                                 MN         55112
 59414      300888      6123 Gum Street                            Alexandria                                 VA         22310
 59414      300621      2014 Fort Bragg Road                       Fayetteville                               NC         28303
 59414      301158      50 South Meadowood Drive                   Newark                                     DE         19711
 59414      301228      8520 North West 44th Street                Sunrise                                    FL         33351
 59414      301016      4229 Postal Court                          Pasadena                                   MD         21122
 59414      301220      43950 Garfield Road                        Clinton Twp.                               MI         48038
 59414      301178      14225 Park Center Drive                    Laurel                                     MD         20707
 59414      301290      2524 South Parsons Avenue                  Seffner                                    FL         33584
 59414      301333      3220 Commerce Place                        West Palm Beach                            FL         33407
 59414      301148      17701 Excelsior Boulevard                  Minnetonka                                 MN         55345
 59414      000382      3501 Story Road                            Irving                                     TX         75062
 59414      301245      8401 Baymeadows Way                        Jacksonville                               FL         32256
 59414      301264      1701 West Timberlane Drive                 Plant City                                 FL         33567
 59414      301022      1040 Joe Buccaran Drive                    Slidell                                    LA         70458
 59414      301338      3580 Old Alabama Road                      Alpharetta                                 GA         30022
 59414      301261      1700 Corporate Drive                       Birmingham                                 AL         35242
 59414      301446      903 Greatwood Glen Drive                   Sugarland                                  TX         77479
 59414      301209      20420 Larch Way                            Lynnwood                                   WA         98036
 59414      301334      3160 Old Columbiana Road                   Hoover                                     AL         35226
 59414      000034      2215 Bethany Church Rd.                    Snellville                                 GA         30039
 59414      000631      2300 Soapstone Dr.                         Reston                                     VA         20191
 59414      301020      55 Catalina Isle Drive                     Merritt Island                             FL         32953
 59414      301085      700 Three Mile Road                        Racine                                     WI         53402
 59414      000089      32W939 Algonquin Road                      Barrington Hills                           IL         60010
 59414      301399      7221 Church Street                         Highland                                   CA         92346
 59414      301348      6025 Churchland Boulevard                  Portsmouth                                 VA         23703
 59414      301284      1540 Rodney Road                           York                                       PA         17404
 59414      301205      6018 Coit Avenue Northeast                 Grand Rapids                               MI         49505
 59414      301160      8100 East Park Meadows Drive               Littleton                                  CO         80124
 59414      301069      5230 West Loomis Road                      Greendale                                  WI         53129
 59414      300985      15340 West National Avenue                 New Berlin                                 WI         53151
 59414      300956      106 V.I.P. Drive                           Wexford                                    PA         15090
 59414      300917      604 Breezewood Drive                       Fredericksburg                             VA         22407
 59414      300911      635 South Mildred Street                   Tacoma                                     WA         98465
 59414      000079      1800 Greenwood Dr.                         Burnsville                                 MN         55337
 59414      301217      12000 Sawgrass Village Drive               Ponte Vedra Bch                            FL         32082
 59414      301351      1317 Woodbridge Station Way                Edgewood                                   MD         21040
 59414      300814      200 Forrest Drive                          Knightdale                                 NC         27545
 59414      000889      4503 Wade Green Rd.                        Acworth                                    GA         30101
 59414      301266      East 3201 26th Avenue                      Spokane                                    WA         99223
 59414      301313      1191 McKendree Church Road                 Lawrenceville                              GA         30043
 59414      301200      12040 McCormick Road                       Jacksonville                               FL         32225
 59414      301424      3115 East Southlake Boulevard              Southlake                                  TX         76092
 59414      301478      10790 University Avenue North              Coon Rapids                                MN         55448
 59414      301001      6215 Stone Road                            Centreville                                VA         20120
 59414      301165      2300 South Huron Parkway                   Ann Arbor                                  MI         48104
 59414      301005      28 Dwight Road                             Longmeadow                                 MA         01106
 59414      301102      3325 Vickers Drive                         Colorado Springs                           CO         80918
 59414      301226      3670 Cherokee Street                       Kennesaw                                   GA         30144
 59414      301331      704 Hillingdon Court                       Virginia Beach                             VA         23462
 59414      300229      2004 Salem Road                            Burlington                                 NJ         08016
 59414      301295      3245 Ulmerton Road                         Clearwater                                 FL         34622
 59414      301305      3500 Randall Way, Northwest                Silverdale                                 WA         98383
 59414      301277      300 Alafaya Woods Boulevard                Oviedo                                     FL         32765
 59414      301298      271 Rangeline Road                         Longwood                                   FL         32750
 59414      301254      11501 North 53rd Street                    Temple Terrace                             FL         33617
 59414      301249      125 Chesterfield Lane                      Maumee                                     OH         43537
 59414      301010      4287 Buckman Road                          Alexandria                                 VA         22309
 59414      301092      4540 Dressler Road, Northwest              North Canton                               OH         44718
 59414      300999      55 South Cleveland Avenue                  Westerville                                OH         43081
 59414      300941      5201 Alderson Street                       Schofield                                  WI         54476
 59414      300915      435 Demott Lane                            Somerset                                   NJ         08873
 59414      300227      204 Madison Avenue                         Lumberton                                  NJ         08060
 59414      000727      106 Free Ct.                               Sterling                                   VA         20164
 59414      300900      1810 East Southern Avenue                  Mesa                                       AZ         85204
 59414      301153      38620 Nine Mile Road                       Northville                                 MI         48167
 59414      301166      28715 18th Avenue South                    Federal Way                                WA         98003
 59414      301175      2120 West Liddell Road                     Duluth                                     GA         30136
 59414      300914      915 Hazelwood Road                         Toms River                                 NJ         08753
 59414      301139      4304 Bell Shoals Road                      Valrico                                    FL         33594
 59414      301196      129 Denow Road                             Lawrenceville                              NJ         08648
 59414      300222      6 School Lane                              Folcroft                                   PA         19032
 59414      301336      3811 Grandview Street                      Gig Harbor                                 WA         98335
 59414      300216      3270 East Bay Drive                        Largo                                      FL         33771
 59414      301223      5225 Matlock Road                          Arlington                                  TX         76018
 59414      300963      3199 Custer Drive                          Lexington                                  KY         40517
 59414      301171      416 Mall Drive South                       Lansing                                    MI         48917
 59414      300226      245 Leonardville Road                      Belford                                    NJ         07718
 59414      301130      7901 Fordson Road                          Alexandria                                 VA         22306
 59414      301156      110 Willowdale Drive                       Frederick                                  MD         21702
 59414      300860      3703 University Drive                      Durham                                     NC         27707
 59414      300219      4514 North Lark Ellen Avenue               Los Angeles                                CA         91722
 59414      301198      4141 S.W. GreenOaks Blvd.                  Arlington                                  TX         76017
 59414      301159      6477 Centennial Drive                      Reynoldsburg                               OH         43068
 59414      300844      7901 Rolling Road                          Springfield                                VA         22153
 59414      300926      60 Plaza Street                            Leesburg                                   VA         20176
 59414      300107      2205 Poplar Point Road                     Virginia Beach                             VA         23454
 59414      000449      12455 62Nd Pl. North                       Maple Grove                                MN         55369
 59414      301078      4080 North Calhoun Road                    Brookfield                                 WI         53005
 59414      000900      24717 Oakhurst Dr.                         Spring                                     TX         77386
 59414      301071      9500 Monroe Road                           Charlotte                                  NC         28270
 59414      301132      1024 Spring Villas Way                     Winter Springs                             FL         32708
 59414      071230      7915 E. Rockhill                           Wichita                                    KS         67206
 59414      301117      4901 Silver Spring Road                    Perry Hall                                 MD         21128
 59414      300862      875 Promontory Place Southeast             Salem                                      OR         97302
 59414      301006      2018 Naamans Road                          Wilmington                                 DE         19810
 59414      071231      9500 E. Boston                             Wichita                                    KS         67207
 59414      071234      836 N Andover Rd                           Andover                                    KS         67002
 59414      000749      6434 S. Congress                           Austin                                     TX         78745
 59414      300937      2407 South Oneida Street                   Appleton                                   WI         54915
 59414      300902      16915 Southeast Naegeli Drive              Portland                                   OR         97236
 59414      300854      6222 Fairview Avenue                       Downers Grove                              IL         60516
 59414      301257      5424 Orchard Street West                   University Place                           WA         98467
 59414      301244      610 West South Boundary Street             Perrysburg                                 OH         43551
 59414      301193      625 Executive Park Court                   Apopka                                     FL         32703
 59414      301026      598 Aldrich Road                           Howell                                     NJ         07731
 59414      300943      4515 Lower Terrace Circle Nort             Albuquerque                                NM         87111
 59414      000877      3501 Highland Place                        Westminster                                CO         80031
 59414      301383      143 Pascone Place                          Newington                                  CT         06111
 59414      301211      8650 West Forest Home Avenue               Greenfield                                 WI         53228
 59414      301138      15609 Premiere Drive                       Tampa                                      FL         33624
 59414      301046      113 Forest Lakes Boulevard Sou             Oldsmar                                    FL         34677
 59414      301096      205 Elton Adelphia                         Freehold                                   NJ         07728
 59414      300832      293 Gordon's Corner Road                   Manalapan                                  NJ         07726
 59414      300881      5801 Watauga Road                          Watauga                                    TX         76148
 59414      000344      801 Locust St.                             Herndon                                    VA         20170
 59414      300106      3740 Holland Road                          Virginia Beach                             VA         23452
 59414      301028      2812 North Holland Sylvania Ro             Toledo                                     OH         43615
 59414      301035      1101 South Taylor Street                   Green Bay                                  WI         54304
 59414      300842      110 Royal Street                           Bryan                                      TX         77801
 59414      301124      1641 Liberty Road                          Eldersburg                                 MD         21784
 59414      300044      5135 Coolidge Highway                      Troy                                       MI         48098
 59414      300991      16 North Huntington Street                 Kennewick                                  WA         99336
 59414      300551      3 Britton Place                            Voorhees                                   NJ         08043
 59414      300519      1 Tenby Chase Drive                        Delran                                     NJ         08075
 59414      300928      8098 Glen Lane                             Eden Prairie                               MN         55344
 59414      301274      10650 South Park Glenn Way                 Parker                                     CO         80138
 59414      300880      2680 Sawbury Boulevard                     Columbus                                   OH         43235
 59414      301297      2380 Powder Springs Road                   Marietta                                   GA         30064
 59414      301177      7402 East 82nd Street                      Indianapolis                               IN         46256
 59414      300909      1400 Hill Road                             Geneva                                     IL         60134
 59414      300548      7691 145th Street W.                       Apple Valley                               MN         55124
 59414      000304      3278 Holland Rd.                           Virginia Beach                             VA         23456
 59414      301019      3706 South 12th Street                     Sheboygan                                  WI         53081
 59414      300221      525 New Rodgers Road                       Bristol                                    PA         19007
 59414      300848      75 East Cedar Fork Road                    Richmond                                   VA         23223
 59414      300727      5220 Irving Street                         Metairie                                   LA         70006
 59414      300966      1025 East Lake Cook Road                   Wheeling                                   IL         60090
 59414      301419      106 Meadow Parkway                         League City                                TX         77573
 59414      300835      14 Berkshire Drive                         Crystal Lake                               IL         60014
 59414      301278      4575 West Lake Road                        Erie                                       PA         16505
 59414      000019      2225 Browning                              Arlington                                  TX         76010
 59414      300892      1875 Prairie Street                        Saint Charles                              IL         60174
 59414      300876      283 Peninsula Farm Road                    Arnold                                     MD         21012
 59414      301049      22129 Kingsland Boulevard                  Katy                                       TX         77450
 59414      301123      1801 East College Avenue                   South Milwaukee                            WI         53172
 59414      300228      4430 River Road                            Pennsauken                                 NJ         08110
 59414      000277      10406 N. 51St Ave.                         Glendale                                   AZ         85302
 59414      301154      125 Latimer Lane                           Weatogue                                   CT         06089
 59414      301323      14777 El Camino Real                       Houston                                    TX         77062
 59414      301349      10715 West Park Place                      Milwaukee                                  WI         53224
 59414      301317      7126 Old Sauk Road                         Madison                                    WI         53717
 59414      301100      5 Skeet Road                               Medford                                    NJ         08055
 59414      301061      8050 Rockenbach Road                       Hanover                                    MD         21076
 59414      300935      6420 College Road                          Lisle                                      IL         60532
 59414      300940      4621 Crossborough Road                     Virginia Beach                             VA         23455
 59414      300877      7061 Wayside Drive                         Mentor                                     OH         44060
 59414      300834      2901 Kensington Parkway                    Abingdon                                   MD         21009
 59414      300502      223 West Millbrook Road                    Raleigh                                    NC         27609
 59414      300354      1118 East Maynard Road                     Cary                                       NC         27511
 59414      300865      1470 Bloomingdale Road                     Glendale Hghts                             IL         60139
 59414      000533      16901 Lassen St.                           Los Angeles                                CA         91343
 59414      300944      975 South Kipling Parkway                  Lakewood                                   CO         80226
 59414      301080      14733 Clayton Road                         Ballwin                                    MO         63011
 59414      300969      2654 State Road 434 West                   Longwood                                   FL         32779
 59414      300827      7924 Brooklyn Boulevard                    Brooklyn Park                              MN         55445
 59414      300380      18 Central Avenue                          Matteson                                   IL         60443
 59414      301174      701 West 114th Avenue                      Northglenn                                 CO         80234
 59414      300850      400 Southeast 120th Avenue                 Vancouver                                  WA         98684
 59414      300733      1190 Stone Drive                           Harrison                                   OH         45030
 59414      300578      450 Larchmont Boulevard                    Mount Laurel                               NJ         08054
 59414      300947      400 Old Abers Creek Road                   Plum Borough                               PA         15239
 59414      301207      6525 Custer Road                           Plano                                      TX         75023
 59414      301355      2255 Williams Trace Boulevard              Sugarland                                  TX         77478
 59414      300235      3712 West End Drive                        Richmond                                   VA         23294
 59414      300996      4059 West 11th Street                      Greeley                                    CO         80634
 59414      300852      226 Meadowfield Drive                      Rochester Hills                            MI         48307
 59414      300950      200 Riverside Park Drive                   Indian Harbor B                            FL         32937
 59414      070456      3855 North Elston                          Chicago                                    IL         60618
 59414      300822      13777 15 Mile Road                         Sterling Height                            MI         48312
 59414      301246      1121 Greenway Circle                       Irving                                     TX         75038
 59414      300556      10851 Jefferson Street Northea             Blaine                                     MN         55434
 59414      300952      11349 Greenwell Springs Road               Baton Rouge                                LA         70814
 59414      300821      33300 Ryan Road                            Sterling Height                            MI         48310
 59414      301136      488 Jumpers Hole Road                      Severna Park                               MD         21146
 59414      300908      1040 Clifton Road                          Bethel Park                                PA         15102
 59414      300898      15816 116th Avenue N.E.                    Bothell                                    WA         98011
 59414      300887      4250 Gunn Highway                          Tampa                                      FL         33618
 59414      300383      15110 Windsor Drive                        Orland Park                                IL         60462
 59414      301679      111 5th Street SE                          Barberton                                  OH         44203
 59414      301093      1320 Beville Road                          Daytona Beach                              FL         32114
 59414      301021      #2 Atlantic Court                          Atlantic Beach                             FL         32233
 59414      300934      151 Sagebrush Trail                        Ormond Beach                               FL         32174
 59414      300879      2001 Hard Road                             Columbus                                   OH         43235
 59414      300885      6520 102nd Avenue North                    Pinellas Park                              FL         33782
 59414      300793      2701 Barna Avenue                          Titusville                                 FL         32780
 59414      300839      1711 Village Drive                         College Station                            TX         77840
 59414      300738      1184 Witt Road                             Cincinnati                                 OH         45255
 59414      000655      6424 Raines Rd.                            Memphis                                    TN         38115
 59414      300871      25400 Pacific Highway South                Kent                                       WA         98032
 59414      300792      2220 Wickham Road                          Melbourne                                  FL         32935
 59414      300806      111 Tango Avenue Northeast                 Palm Bay                                   FL         32907
 59414      300913      3800 Basswood Boulevard                    Fort Worth                                 TX         76137
 59414      000893      4344 Winchester Rd.                        Memphis                                    TN         38118
 59414      300525      35 Broadacres Drive                        Clementon                                  NJ         08021
 59414      300907      2901 Ridge Road                            South Park                                 PA         15129
 59414      300774      3225 Holiday Springs Boulevard             Margate                                    FL         33064
 59414      300920      4035 Goldenrod Road                        Winter Park                                FL         32792
 59414      073004      3 Mill Street                              Pittston                                   PA         18640
 59414      301283      3701 Vartan Way                            Harrisburg                                 PA         17110
 59414      300803      15990 Elm Street                           Omaha                                      NE         68130
 59414      300891      6726 Raymond Road                          Madison                                    WI         53711
 59414      300851      123 31st Avenue SE                         Puyallup                                   WA         98374
 59414      301037      1990 Main Street                           Dunedin                                    FL         34698
 59414      300223      989 Quentin Road                           Lebanon                                    PA         17042
 59414      300949      1074 Governour's Square Drive              Centerville                                OH         45458
 59414      300932      1785 West 7888 South                       West Jordan                                UT         84088
 59414      300921      7597 Concord Lane, Northeast               Bremerton                                  WA         98311
 59414      300813      10450 Southeast 253rd Place                Kent                                       WA         98031
 59414      300811      2916 Auburn Way North                      Auburn                                     WA         98002
 59414      300791      4050 South Torrey Pines Drive              Las Vegas                                  NV         89103
 59414      300533      10 Southwest 75th Street                   Gainesville                                FL         32607
 59414      300790      1205 Hylton Heights Road                   Manhattan                                  KS         66502
 59414      301007      1188 O'Neal Lane                           Baton Rouge                                LA         70816
 59414      000485      1531 Texas Pkwy.                           Missouri City                              TX         77459
 59414      301307      2941 Ridgeway Road                         Memphis                                    TN         38115
 59414      300818      2258 Hillcrest Road                        Mobile                                     AL         36695
 59414      300658      151 Low Street                             Newburyport                                MA         01950
 59414      300670      683 Pleasant Street                        East Weymouth                              MA         02189
 59414      300379      260 North Merchants Drive                  Oswego                                     IL         60543
 59414      301247      494 Chapel Road                            South Windsor                              CT         06074
 59414      300942      4040 Acushnet Drive                        Corpus Christi                             TX         78413
 59414      300737      9959 Arborwood Drive                       Cincinnati                                 OH         45251
 59414      301403      1752 West Lamar Alexander Park             Maryville                                  TN         37801
 59414      300152      505 12th Avenue Southeast                  Norman                                     OK         73071
 59414      301129      2616 Harwood Road                          Bedford                                    TX         76021
 59414      301009      15170 Judson Road                          San Antonio                                TX         78247
 59414      301268      205 Bedford Way                            Franklin                                   TN         37064
 59414      301233      6000 Bartlett Center Drive                 Bartlett                                   TN         38134
 59414      300301      3971 West 178th Place                      Country Club Hl                            IL         60478
 59414      300923      53 Milford Road                            Hudson                                     OH         44236
 59414      301255      771 Walnut Knoll Lane                      Cordova                                    TN         38018
 59414      300872      391 Meeting House Road                     Bridgeville                                PA         15017
 59414      300936      2611 Wilhite Drive                         Lexington                                  KY         40503
 59414      300925      25 Country Woods Drive                     Indianapolis                               IN         46217
 59414      000490      2526 Walnut Bend                           Houston                                    TX         77042
 59414      300819      2333 Crestline Drive                       Lawrence                                   KS         66047
 59414      000061      7828 Bellfort                              Houston                                    TX         77061
 59414      301195      6601 East W.T. Harris Boulevard            Charlotte                                  NC         28215
 59414      301150      3349 Big Springs Road                      Garland                                    TX         75044
 59414      300945      9501 West Coal Mine Avenue                 Littleton                                  CO         80123
 59414      300671      225 Washington Street                      Woburn                                     MA         01801
 59414      300868      1321 Freedom Road                          Cranberry Township                         PA         16066
 59414      300901      1561 Henthorne Drive                       Maumee                                     OH         43537
 59414      000548      1321 Northwest Highway                     Garland                                    TX         75041
 59414      000813      4715 S. 12th St.                           Tacoma                                     WA         98405
 59414      300910      610 West Shasta Way                        Spokane                                    WA         99208
 59414      300830      422 North Mullan Road                      Spokane Valley                             WA         99206
 59414      301260      1025 Jackson Road                          Goodlettsville                             TN         37072
 59414      300955      8895 Norwin Avenue                         N. Huntingdon                              PA         15642
 59414      300912      3890 Northridge Drive                      Rockford                                   IL         61114
 59414      300342      4934 Webb Road                             Tampa                                      FL         33615
 59414      300870      190 Northland Drive                        Medina                                     OH         44256
 59414      300837      2108 East Locust Street                    Davenport                                  IA         52803
 59414      300905      1250 Elliott Drive                         Middletown                                 OH         45044
 59414      300954      980 North Main Street                      Greensburg                                 PA         15601
 59414      300863      South 205 Sullivan Road                    Veradale                                   WA         99037
 59414      300896      1100 Rocky Mountain Way                    Fort Collins                               CO         80526
 59414      300331      1420 Taney Avenue                          Frederick                                  MD         21701
 59414      300764      1139 South Alkire Street                   Lakewood                                   CO         80228
 59414      301272      410 Swiss Avenue                           Nashville                                  TN         37211
 59414      301059      821 North Woods Chapel Road                Blue Springs                               MO         64015
 59414      300309      401 South 40th Avenue                      Hattiesburg                                MS         39402
 59414      300841      4351 Carter Creek Parkway                  Bryan                                      TX         77802
 59414      300371      1100 Lyndon Lane                           Louisville                                 KY         40222
 59414      301208      138 Maple Row Boulevard                    Hendersonville                             TN         37075
 59414      000719      25761 Greenfield Rd.                       Southfield                                 MI         48075
 59414      000023      6255 Simms St.                             Arvada                                     CO         80004
 59414      000455      1204 Mesa Rd.                              Colorado Springs                           CO         80904
 59414      000063      937 Bunker Hill                            Houston                                    TX         77024
 59414      301164      11501 Toepperwein Road                     San Antonio                                TX         78233
 59414      300170      1404 South Highway 7                       Blue Springs                               MO         64015
 59414      300674      201 Cooley Street                          Springfield                                MA         01128
 59414      300215      6603 Idlewild Road                         Charlotte                                  NC         28212
 59414      300184      3107 Cook Road                             St. Joseph                                 MO         64506
 59414      305011      2986 Victoria Street                       Bettendorf                                 IA         52722
 59414      300815      3316 Blackhawk Road                        Rock Island                                IL         61201
 59414      300665      832 Lynn Fells Parkway                     Melrose                                    MA         02176
 59414      000361      4771 Andrew Jackson Pkwy.                  Hermitage                                  TN         37076
 59414      300725      7460 Kimberly Boulevard                    N. Lauderdale                              FL         33068
 59414      300345      699 Pointe South Parkway                   Jonesboro                                  GA         60236
 59414      300951      10711 Millridge North Drive                Houston                                    TX         77070
 59414      300021      750 Loder Street                           Prattville                                 AL         36067
 59414      300864      8787 Timber Path                           San Antonio                                TX         78250
 59414      000213      12525 Whittington Dr.                      Houston                                    TX         77077
 59414      000262      29375 Halsted Rd.                          Farmington Hills                           MI         48331
 59414      000161      16610 Sea Lark Rd.                         Houston                                    TX         77062
 59414      300847      8980 Guilbeau Road                         San Antonio                                TX         78250
 59414      300869      103 North Fountain Park Drive              Allen                                      TX         75002
 59414      301258      8908 Bluegrass Road                        Knoxville                                  TN         37922
 59414      300056      20675 Silver Springs Drive                 Northville                                 MI         48167
 59414      300829      8703 Antoine Drive                         Houston                                    TX         77088
 59414      000633      4012 Adair Ave. North                      Robbinsdale                                MN         55422
 59414      300065      3025 Buckboard Road                        Montgomery                                 AL         36116
 59414      300689      73 Harrington Road                         Framingham                                 MA         01701
 59414      300545      5900 Northwest Prairie View                Kansas City                                MO         64151
 59414      000547      2174 S. 96th St.                           West Allis                                 WI         53227
 59414      000068      592 Bell Rd.                               Antioch                                    TN         37013
 59414      070220      1544 Byam Road                             Cheshire                                   CT         06410
 59414      300788      6826 Everhardt Road                        Corpus Christi                             TX         78413
 59414      070210      Route 25                                   Brookfield                                 CT         06804
 59414      301033      3410 Garth Road                            Baytown                                    TX         77521
 59414      300802      14614 Wallisville Road                     Houston                                    TX         77049
 59414      000637      27975 Eureka Rd.                           Romulus                                    MI         48174
 59414      300859      7702 Fairbanks North Houston               Houston                                    TX         77040
 59414      300375      4630 Nelson Road                           Lake Charles                               LA         70605
 59414      300195      12002 Beamer Road                          Houston                                    TX         77089
 59414      300160      8643 Raytown Road                          Raytown                                    MO         64138
 59414      301023      4305 Mustang Avenue                        Rosenberg                                  TX         77471
 59414      300771      2911 Wood River Drive                      Spring                                     TX         77373
 59414      300563      4706 Broadmoor Drive                       Meridian                                   MS         39305
 59414      000230      1875 Ebert Ave.                            Kettering                                  OH         45439
 59414      300297      1239 Sloan Street                          Murfreesboro                               TN         37130
 59414      300210      9200 Gulf Park Drive                       Knoxville                                  TN         37923
 59414      071233      1300 N. State St.                          Augusta                                    KS         67010
-----------------------------------------------------------------------------------------------------------------------------------
 59414      Various     Various                                    Various                                  Various     Various
===================================================================================================================================

                               ORIGINAL                        BALANCE         YEAR             TTM
 LOAN                         PRINCIPAL                          AT         OPENED/YEAR      UTILIZATION    UTILIZATION DATE
NUMBER          CENTER #       BALANCE     CUTOFF BALANCE     MATURITY         BUILT            RATE           MOST RECENT
------          --------       -------     --------------     --------         -----            ----           -----------

  59414         301481        554,644.20      554,644.20      477,825.98        1995            41.6%           10/1/2005
  59414         000139        503,603.32      503,603.32      433,854.26        2000            72.5%           10/1/2005
  59414         301733        502,242.23      502,242.23      432,681.68        2002            39.6%           10/1/2005
  59414         301542        476,381.52      476,381.52      410,402.68        1999            70.4%           10/1/2005
  59414         301486        455,965.17      455,965.17      392,813.99        1995            49.5%           10/1/2005
  59414         301455        439,624.90      439,624.90      378,736.85        1994            39.0%           10/1/2005
  59414         301808        438,271.00      438,271.00      377,570.47        2005             0.0%           10/1/2005
  59414         000260        436,909.91      436,909.91      376,397.89        1999            46.2%           10/1/2005
  59414         301743        435,548.82      435,548.82      375,225.31        2002            71.5%           10/1/2005
  59414         301751        435,548.82      435,548.82      375,225.31        2001            64.1%           10/1/2005
  59414         301494        435,548.82      435,548.82      375,225.31        1996            41.2%           10/1/2005
  59414         000874        427,382.28      427,382.28      368,189.83        1974            79.1%           10/1/2005
  59414         303042        423,048.74      423,048.74      364,456.49        2001            83.0%           10/1/2005
  59414         301800        421,937.92      421,937.92      363,499.52         NAV            36.3%           10/1/2005
  59414         301728        421,937.92      421,937.92      363,499.52        2002            90.8%           10/1/2005
  59414         301755        418,535.19      418,535.19      360,568.07        2002            66.9%           10/1/2005
  59414         301770        412,410.29      412,410.29      355,291.46        2003            65.9%           10/1/2005
  59414         301674        408,327.02      408,327.02      351,773.73        2000            65.3%           10/1/2005
  59414         301825        408,327.02      408,327.02      351,773.73         NAV             0.0%           10/1/2005
  59414         301780        408,327.02      408,327.02      351,773.73        2003            48.6%           10/1/2005
  59414         000112        405,124.26      405,124.26      349,014.55        2000            60.7%           10/1/2005
  59414         301767        403,567.20      403,567.20      347,673.14        2003            64.0%           10/1/2005
  59414         301675        401,521.57      401,521.57      345,910.83        2001            62.4%           10/1/2005
  59414         301459        401,521.57      401,521.57      345,910.83        1994            60.0%           10/1/2005
  59414         301101        401,521.57      401,521.57      345,910.83        1986            60.9%           10/1/2005
  59414         301609        394,716.12      394,716.12      340,047.94        2001            58.8%           10/1/2005
  59414         301633        391,313.39      391,313.39      337,116.49        2001            61.2%           10/1/2005
  59414         301666        390,371.19      390,371.19      336,304.78        2003            51.9%           10/1/2005
  59414         301769        388,377.27      388,377.27      334,587.02        2003            45.1%           10/1/2005
  59414         301626        385,188.49      385,188.49      331,839.88        2000            52.7%           10/1/2005
  59414         301704        381,772.05      381,772.05      328,896.62        2003            66.8%           10/1/2005
  59414         301724        381,449.98      381,449.98      328,619.16        2002            42.1%           10/1/2005
  59414         301714        381,105.22      381,105.22      328,322.15        2003            39.8%           10/1/2005
  59414         301659        381,105.22      381,105.22      328,322.15        2001            62.7%           10/1/2005
  59414         301777        377,846.76      377,846.76      325,514.98        2002            71.8%           10/1/2005
  59414         000510        377,766.67      377,766.67      325,445.99        2000            44.1%           10/1/2005
  59414         301625        374,299.77      374,299.77      322,459.25        2000            50.9%           10/1/2005
  59414         301697        373,492.80      373,492.80      321,764.05        2002            84.6%           10/1/2005
  59414         301698        370,216.50      370,216.50      318,941.51        2001            58.4%           10/1/2005
  59414         301551        368,694.64      368,694.64      317,630.43        1998            57.4%           10/1/2005
  59414         301598        367,502.16      367,502.16      316,603.11        1999            40.7%           10/1/2005
  59414         301652        367,350.20      367,350.20      316,472.20        2004            44.4%           10/1/2005
  59414         301624        364,670.37      364,670.37      314,163.52        2000            44.5%           10/1/2005
  59414         301790        364,541.36      364,541.36      314,052.38        2004            64.0%           10/1/2005
  59414         301727        360,905.22      360,905.22      310,919.85        2002            57.8%           10/1/2005
  59414         301588        353,883.42      353,883.42      304,870.57        2001            77.5%           10/1/2005
  59414         000187        353,883.42      353,883.42      304,870.57        2002            49.8%           10/1/2005
  59414         301711        353,883.42      353,883.42      304,870.57        2000            41.2%           10/1/2005
  59414         301664        353,286.90      353,286.90      304,356.66        2002            53.8%           10/1/2005
  59414         301632        352,409.04      352,409.04      303,600.39        2001            68.6%           10/1/2005
  59414         301604        349,800.15      349,800.15      301,352.83        2000            42.0%           10/1/2005
  59414         301730        349,011.07      349,011.07      300,673.04        2001            62.6%           10/1/2005
  59414         301575        347,077.96      347,077.96      299,007.66        1999            39.5%           10/1/2005
  59414         000619        346,323.63      346,323.63      298,357.81        1999            54.3%           10/1/2005
  59414         301586        344,412.31      344,412.31      296,711.21        2001            48.5%           10/1/2005
  59414         300974        341,628.51      341,628.51      294,312.96        1984            51.1%           10/1/2005
  59414         301608        340,480.29      340,480.29      293,323.77        2001            44.8%           10/1/2005
  59414         303081        340,272.51      340,272.51      293,144.77        2005            10.2%           10/1/2005
  59414         301701        340,272.51      340,272.51      293,144.77        2001            67.3%           10/1/2005
  59414         300873        340,272.51      340,272.51      293,144.77        1985            73.5%           10/1/2005
  59414         301601        336,375.70      336,375.70      289,787.67        2000            65.8%           10/1/2005
  59414         301088        336,189.24      336,189.24      289,627.03        1986            66.8%           10/1/2005
  59414         301543        334,794.84      334,794.84      288,425.75        1999            61.4%           10/1/2005
  59414         301785        333,467.06      333,467.06      287,281.87        2003            58.8%           10/1/2005
  59414         301691        333,467.06      333,467.06      287,281.87        2001            54.7%           10/1/2005
  59414         301648        333,467.06      333,467.06      287,281.87        2001            54.5%           10/1/2005
  59414         301673        333,467.06      333,467.06      287,281.87        2000            59.3%           10/1/2005
  59414         301651        333,467.06      333,467.06      287,281.87        2000            51.3%           10/1/2005
  59414         301187        333,467.06      333,467.06      287,281.87        1987            77.5%           10/1/2005
  59414         301493        331,412.00      331,412.00      285,511.44        1996            73.5%           10/1/2005
  59414         301741        331,193.18      331,193.18      285,322.92        2004            70.5%           10/1/2005
  59414         301531        329,383.79      329,383.79      283,764.14        1998            62.3%           10/1/2005
  59414         000722        328,022.70      328,022.70      282,591.56        1982            34.4%           10/1/2005
  59414         000291        327,820.33      327,820.33      282,417.21        2001            60.2%           10/1/2005
  59414         301752        327,818.11      327,818.11      282,415.30        2001            47.0%           10/1/2005
  59414         301622        327,441.15      327,441.15      282,090.55        2000            57.8%           10/1/2005
  59414         301502        326,661.61      326,661.61      281,418.98        1996            85.7%           10/1/2005
  59414         301810        326,661.61      326,661.61      281,418.98        2005            15.5%           10/1/2005
  59414         301623        326,661.61      326,661.61      281,418.98        2000            60.2%           10/1/2005
  59414         301641        326,661.61      326,661.61      281,418.98        2000            61.5%           10/1/2005
  59414         000557        326,502.95      326,502.95      281,282.29        2002            74.7%           10/1/2005
  59414         000313        325,966.24      325,966.24      280,819.92        1997            66.1%           10/1/2005
  59414         301034        324,619.98      324,619.98      279,660.11        1985            47.5%           10/1/2005
  59414         301434        323,939.43      323,939.43      279,073.82        1993            49.7%           10/1/2005
  59414         301795        321,461.99      321,461.99      276,939.50        2004            68.8%           10/1/2005
  59414         301612        319,209.78      319,209.78      274,999.23        2000            44.9%           10/1/2005
  59414         301378        318,858.92      318,858.92      274,696.96        2000            36.9%           10/1/2005
  59414         301720        315,845.62      315,845.62      272,101.00        2002            72.7%           10/1/2005
  59414         301180        315,772.89      315,772.89      272,038.34        1987            37.3%           10/1/2005
  59414         301522        314,748.17      314,748.17      271,155.55        1997            47.4%           10/1/2005
  59414         301580        313,050.71      313,050.71      269,693.19        1999            65.9%           10/1/2005
  59414         071120        313,050.71      313,050.71      269,693.19         NAV            53.6%           10/1/2005
  59414         303078        313,050.71      313,050.71      269,693.19        2004            86.0%           10/1/2005
  59414         301676        313,050.71      313,050.71      269,693.19        2002            75.8%           10/1/2005
  59414         301603        313,050.71      313,050.71      269,693.19        2002            91.1%           10/1/2005
  59414         301657        313,050.71      313,050.71      269,693.19        2000            67.1%           10/1/2005
  59414         000318        313,050.71      313,050.71      269,693.19        1999            53.7%           10/1/2005
  59414         301051        313,050.71      313,050.71      269,693.19        1985            82.4%           10/1/2005
  59414         000415        311,741.65      311,741.65      268,565.43        1997            53.2%           10/1/2005
  59414         301572        311,507.30      311,507.30      268,363.54        1999            40.0%           10/1/2005
  59414         300838        311,009.08      311,009.08      267,934.32        1985            56.7%           10/1/2005
  59414         000645        307,637.99      307,637.99      265,030.13        1997            45.7%           10/1/2005
  59414         301558        306,245.26      306,245.26      263,830.29        1998            59.3%           10/1/2005
  59414         301487        306,245.26      306,245.26      263,830.29        1995            62.1%           10/1/2005
  59414         301654        306,064.89      306,064.89      263,674.90        2000            56.7%           10/1/2005
  59414         301789        304,055.86      304,055.86      261,944.12        2003            90.8%           10/1/2005
  59414         301063        303,819.91      303,819.91      261,740.85        1986            61.8%           10/1/2005
  59414         300878        302,842.54      302,842.54      260,898.85        1984            99.1%           10/1/2005
  59414         000225        302,440.86      302,440.86      260,552.80        1999            93.1%           10/1/2005
  59414         301497        300,800.90      300,800.90      259,139.98        1996            42.5%           10/1/2005
  59414         301715        300,729.54      300,729.54      259,078.50        2001            34.9%           10/1/2005
  59414         301546        299,439.81      299,439.81      257,967.40        1998            70.4%           10/1/2005
  59414         301029        299,439.81      299,439.81      257,967.40        2000            75.0%           10/1/2005
  59414         301553        299,439.81      299,439.81      257,967.40        1998            41.1%           10/1/2005
  59414         000091        299,439.81      299,439.81      257,967.40        1998            65.1%           10/1/2005
  59414         000523        299,439.81      299,439.81      257,967.40        1997            55.3%           10/1/2005
  59414         301027        299,439.81      299,439.81      257,967.40        1985            71.1%           10/1/2005
  59414         000090        297,518.58      297,518.58      256,312.26        1998            89.0%           10/1/2005
  59414         301561        296,880.93      296,880.93      255,762.92        1999            42.9%           10/1/2005
  59414         000235        296,037.09      296,037.09      255,035.95        1996            66.3%           10/1/2005
  59414         301039        294,943.79      294,943.79      254,094.08        1985            72.6%           10/1/2005
  59414         300962        294,453.35      294,453.35      253,671.56        1985            87.2%           10/1/2005
  59414         301485        292,634.36      292,634.36      252,104.50        1995            72.7%           10/1/2005
  59414         301077        292,634.36      292,634.36      252,104.50        1985            77.4%           10/1/2005
  59414         000253        290,153.61      290,153.61      249,967.34        2002            47.1%           10/1/2005
  59414         000856        289,912.18      289,912.18      249,759.34        1999            48.8%           10/1/2005
  59414         301721        289,231.64      289,231.64      249,173.06        2001            70.0%           10/1/2005
  59414         071121        288,551.09      288,551.09      248,586.76         NAV            54.2%           10/1/2005
  59414         301062        288,551.09      288,551.09      248,586.76        1985            59.8%           10/1/2005
  59414         000143        286,283.67      286,283.67      246,633.38        1995            62.5%           10/1/2005
  59414         301015        285,828.91      285,828.91      246,241.61        1985            55.1%           10/1/2005
  59414         300998        285,828.91      285,828.91      246,241.61        1985            55.1%           10/1/2005
  59414         300906        285,828.91      285,828.91      246,241.61        1985            46.5%           10/1/2005
  59414         000373        285,029.88      285,029.88      245,553.24        1998            74.3%           10/1/2005
  59414         301030        284,905.94      284,905.94      245,446.47        1986            40.7%           10/1/2005
  59414         000099        284,647.03      284,647.03      245,223.42        2000            62.5%           10/1/2005
  59414         300897        284,176.81      284,176.81      244,818.32        1985            77.1%           10/1/2005
  59414         000142        283,062.99      283,062.99      243,858.77        2003            62.6%           10/1/2005
  59414         074022        281,745.64      281,745.64      242,723.87         NAV            70.6%           10/1/2005
  59414         300805        280,384.55      280,384.55      241,551.29        1983            114.9%          10/1/2005
  59414         301518        279,023.46      279,023.46      240,378.71        1997            53.0%           10/1/2005
  59414         300882        278,218.45      278,218.45      239,685.19        1985            58.6%           10/1/2005
  59414         300858        277,662.37      277,662.37      239,206.13        1984            58.2%           10/1/2005
  59414         301181        276,795.88      276,795.88      238,459.65        1988            60.7%           10/1/2005
  59414         301048        276,301.28      276,301.28      238,033.55        1985            59.1%           10/1/2005
  59414         000620        274,868.72      274,868.72      236,799.40        2000            37.0%           10/1/2005
  59414         301412        274,574.70      274,574.70      236,546.10        1996            48.2%           10/1/2005
  59414         301105        273,284.47      273,284.47      235,434.57        1987            57.5%           10/1/2005
  59414         301540        273,171.98      273,171.98      235,337.66        1998            30.5%           10/1/2005
  59414         301499        272,491.19      272,491.19      234,751.16        1996            46.9%           10/1/2005
  59414         301221        272,218.01      272,218.01      234,515.82        1989            49.7%           10/1/2005
  59414         301076        272,218.01      272,218.01      234,515.82        1986            37.1%           10/1/2005
  59414         301018        272,218.01      272,218.01      234,515.82        1983            47.2%           10/1/2005
  59414         300971        272,218.01      272,218.01      234,515.82        1985            68.0%           10/1/2005
  59414         300976        272,218.01      272,218.01      234,515.82        1984            74.5%           10/1/2005
  59414         000100        272,218.01      272,218.01      234,515.82        2000            79.0%           10/1/2005
  59414         301523        272,218.01      272,218.01      234,515.82        1997            55.2%           10/1/2005
  59414         302500        272,218.01      272,218.01      234,515.82        1994            38.0%           10/1/2005
  59414         300820        272,218.01      272,218.01      234,515.82        1984            52.1%           10/1/2005
  59414         301103        270,789.03      270,789.03      233,284.75        1988            46.9%           10/1/2005
  59414         000897        270,722.31      270,722.31      233,227.27        1984            84.0%           10/1/2005
  59414         301548        269,495.83      269,495.83      232,170.66        1998            45.4%           10/1/2005
  59414         301176        268,134.74      268,134.74      230,998.08        1987            68.5%           10/1/2005
  59414         300970        267,585.29      267,585.29      230,524.73        1985            39.7%           10/1/2005
  59414         301172        266,773.65      266,773.65      229,825.50        1987            43.0%           10/1/2005
  59414         301065        263,581.28      263,581.28      227,075.27        1986            37.6%           10/1/2005
  59414         000493        262,835.68      262,835.68      226,432.94        1997            64.6%           10/1/2005
  59414         301818        262,009.84      262,009.84      225,721.48         NAV             0.0%           10/1/2005
  59414         300845        261,329.29      261,329.29      225,135.18        1984            45.8%           10/1/2005
  59414         301115        261,291.15      261,291.15      225,102.33        1988            67.4%           10/1/2005
  59414         300977        261,280.29      261,280.29      225,092.97        1984            56.4%           10/1/2005
  59414         301528        260,092.63      260,092.63      224,069.80        1998            25.9%           10/1/2005
  59414         301358        259,494.88      259,494.88      223,554.84        1990            74.9%           10/1/2005
  59414         301315        258,607.11      258,607.11      222,790.03        1989            61.6%           10/1/2005
  59414         300867        258,607.11      258,607.11      222,790.03        1984            60.3%           10/1/2005
  59414         301416        258,607.11      258,607.11      222,790.03        1992            57.9%           10/1/2005
  59414         301163        258,607.11      258,607.11      222,790.03        1987            64.5%           10/1/2005
  59414         300975        258,607.11      258,607.11      222,790.03        1984            40.4%           10/1/2005
  59414         300861        258,607.11      258,607.11      222,790.03        1984            66.0%           10/1/2005
  59414         301490        257,342.84      257,342.84      221,700.86        1995            32.4%           10/1/2005
  59414         300874        255,884.93      255,884.93      220,444.87        1984            46.5%           10/1/2005
  59414         000757        255,789.84      255,789.84      220,362.95        1983            72.6%           10/1/2005
  59414         301248        255,627.40      255,627.40      220,223.01        1989            69.1%           10/1/2005
  59414         000551        254,801.18      254,801.18      219,511.22        1983            64.5%           10/1/2005
  59414         301681        254,117.42      254,117.42      218,922.16        2000            62.0%           10/1/2005
  59414         000066        252,839.62      252,839.62      217,821.33        1980            73.0%           10/1/2005
  59414         301042        252,630.72      252,630.72      217,641.37        1985            38.4%           10/1/2005
  59414         000224        251,801.66      251,801.66      216,927.13        2000            64.8%           10/1/2005
  59414         301392        251,801.66      251,801.66      216,927.13        1990            43.0%           10/1/2005
  59414         300938        251,801.66      251,801.66      216,927.13        1985            48.4%           10/1/2005
  59414         301432        251,498.36      251,498.36      216,665.84        1993            44.0%           10/1/2005
  59414         000323        249,818.34      249,818.34      215,218.50        1999            44.9%           10/1/2005
  59414         301086        248,398.94      248,398.94      213,995.69        1985            56.4%           10/1/2005
  59414         000168        248,398.94      248,398.94      213,995.69        1987            53.9%           10/1/2005
  59414         300990        247,718.39      247,718.39      213,409.39        1984            53.0%           10/1/2005
  59414         301308        246,328.03      246,328.03      212,211.60        1990            65.9%           10/1/2005
  59414         000837        246,092.09      246,092.09      212,008.34        1992            45.7%           10/1/2005
  59414         301232        244,996.21      244,996.21      211,064.23        1989            82.4%           10/1/2005
  59414         000888        244,996.21      244,996.21      211,064.23        1987            54.2%           10/1/2005
  59414         300986        244,996.21      244,996.21      211,064.23        1985            47.4%           10/1/2005
  59414         000150        244,858.32      244,858.32      210,945.44        1996            71.6%           10/1/2005
  59414         300982        244,512.18      244,512.18      210,647.24        1985            45.4%           10/1/2005
  59414         000073        244,209.64      244,209.64      210,386.60        1983            79.9%           10/1/2005
  59414         300995        243,819.17      243,819.17      210,050.21        1985            72.3%           10/1/2005
  59414         301056        243,226.14      243,226.14      209,539.32        1985            46.5%           10/1/2005
  59414         301433        240,912.94      240,912.94      207,546.50        1993            38.9%           10/1/2005
  59414         301288        239,036.80      239,036.80      205,930.20        1989            77.8%           10/1/2005
  59414         301279        238,843.02      238,843.02      205,763.26        1988            67.3%           10/1/2005
  59414         301004        238,190.76      238,190.76      205,201.34        1984            50.6%           10/1/2005
  59414         301480        238,190.76      238,190.76      205,201.34        1995            74.3%           10/1/2005
  59414         000539        238,190.76      238,190.76      205,201.34        1987            28.9%           10/1/2005
  59414         000574        237,285.13      237,285.13      204,421.14        1984            55.3%           10/1/2005
  59414         301073        236,985.50      236,985.50      204,163.01        1985            42.8%           10/1/2005
  59414         000379        236,829.67      236,829.67      204,028.76        1995            41.8%           10/1/2005
  59414         000741        235,283.67      235,283.67      202,696.88        1988            55.8%           10/1/2005
  59414         000417        234,838.32      234,838.32      202,313.21        1983            59.5%           10/1/2005
  59414         300224        234,788.04      234,788.04      202,269.90        1977            59.8%           10/1/2005
  59414         301368        234,788.04      234,788.04      202,269.90        1990            40.0%           10/1/2005
  59414         301476        234,107.49      234,107.49      201,683.60        1995            46.1%           10/1/2005
  59414         301335        234,107.49      234,107.49      201,683.60        1989            78.9%           10/1/2005
  59414         301126        234,107.49      234,107.49      201,683.60        1988            60.5%           10/1/2005
  59414         301098        231,385.31      231,385.31      199,338.44        1985            68.3%           10/1/2005
  59414         301050        231,385.31      231,385.31      199,338.44        1985            51.2%           10/1/2005
  59414         300833        231,385.31      231,385.31      199,338.44        1984            66.1%           10/1/2005
  59414         000435        231,385.31      231,385.31      199,338.44        1983            45.8%           10/1/2005
  59414         000543        231,385.31      231,385.31      199,338.44        1978            47.1%           10/1/2005
  59414         000748        231,385.31      231,385.31      199,338.44        1977            73.5%           10/1/2005
  59414         301094        230,024.22      230,024.22      198,165.87        1987            60.4%           10/1/2005
  59414         301090        230,024.22      230,024.22      198,165.87        1987            79.6%           10/1/2005
  59414         000773        229,346.21      229,346.21      197,581.76        1984            51.1%           10/1/2005
  59414         000564        229,044.88      229,044.88      197,322.16        1996            73.3%           10/1/2005
  59414         301227        228,634.01      228,634.01      196,968.20        1988            44.7%           10/1/2005
  59414         000759        228,170.97      228,170.97      196,569.29        1983            66.0%           10/1/2005
  59414         300997        227,089.06      227,089.06      195,637.23        1985            38.7%           10/1/2005
  59414         000413        226,679.53      226,679.53      195,284.42        1997            46.4%           10/1/2005
  59414         301089        226,238.69      226,238.69      194,904.63        1985            67.1%           10/1/2005
  59414         300782        225,940.95      225,940.95      194,648.13        1983            81.0%           10/1/2005
  59414         300960        225,869.00      225,869.00      194,586.14        1985            52.4%           10/1/2005
  59414         000366        224,786.82      224,786.82      193,653.85        1984            49.3%           10/1/2005
  59414         301280        224,579.86      224,579.86      193,475.55        1988            52.2%           10/1/2005
  59414         301186        224,579.86      224,579.86      193,475.55        1987            79.0%           10/1/2005
  59414         300930        224,579.86      224,579.86      193,475.55        1984            58.5%           10/1/2005
  59414         301829        224,579.86      224,579.86      193,475.55        2005            18.1%           10/1/2005
  59414         000540        224,579.86      224,579.86      193,475.55        1989            71.5%           10/1/2005
  59414         301319        224,579.86      224,579.86      193,475.55        1989            77.7%           10/1/2005
  59414         301382        224,408.33      224,408.33      193,327.78        1990            37.5%           10/1/2005
  59414         301038        224,301.88      224,301.88      193,236.07        1985            48.0%           10/1/2005
  59414         300972        224,108.25      224,108.25      193,069.26        1985            56.1%           10/1/2005
  59414         000866        223,195.29      223,195.29      192,282.74        1996            74.8%           10/1/2005
  59414         301398        222,026.15      222,026.15      191,275.53        1991            54.6%           10/1/2005
  59414         300989        221,696.93      221,696.93      190,991.91        1985            40.0%           10/1/2005
  59414         301397        221,177.13      221,177.13      190,544.10        1990            51.9%           10/1/2005
  59414         301072        221,177.13      221,177.13      190,544.10        1985            51.4%           10/1/2005
  59414         301025        221,177.13      221,177.13      190,544.10        1985            54.2%           10/1/2005
  59414         301087        221,138.47      221,138.47      190,510.79        1985            71.8%           10/1/2005
  59414         301242        220,987.89      220,987.89      190,381.07        1988            51.0%           10/1/2005
  59414         000049        220,641.60      220,641.60      190,082.74        1983            58.9%           10/1/2005
  59414         300218        220,464.61      220,464.61      189,930.26        1977            41.1%           10/1/2005
  59414         301326        219,780.38      219,780.38      189,340.80        1989            48.5%           10/1/2005
  59414         300922        219,776.40      219,776.40      189,337.37        1984            47.8%           10/1/2005
  59414         000827        219,367.68      219,367.68      188,985.26        1977            59.7%           10/1/2005
  59414         301162        219,193.10      219,193.10      188,834.86        1987            56.8%           10/1/2005
  59414         301259        218,361.17      218,361.17      188,118.15        1988            50.8%           10/1/2005
  59414         301465        218,275.86      218,275.86      188,044.65        1996            33.6%           10/1/2005
  59414         000869        217,774.41      217,774.41      187,612.65        1995            26.7%           10/1/2005
  59414         301402        217,774.41      217,774.41      187,612.65        1991            53.4%           10/1/2005
  59414         301363        217,774.41      217,774.41      187,612.65        1990            46.9%           10/1/2005
  59414         301352        217,774.41      217,774.41      187,612.65        1989            67.4%           10/1/2005
  59414         301311        217,774.41      217,774.41      187,612.65        1989            53.3%           10/1/2005
  59414         301291        217,774.41      217,774.41      187,612.65        1989            64.9%           10/1/2005
  59414         301118        217,774.41      217,774.41      187,612.65        1988            93.9%           10/1/2005
  59414         301152        217,774.41      217,774.41      187,612.65        1987            58.7%           10/1/2005
  59414         300993        217,774.41      217,774.41      187,612.65        1987            61.3%           10/1/2005
  59414         301147        217,774.41      217,774.41      187,612.65        1986            33.7%           10/1/2005
  59414         301104        217,774.41      217,774.41      187,612.65        1985            68.4%           10/1/2005
  59414         300987        217,774.41      217,774.41      187,612.65        1985            60.7%           10/1/2005
  59414         300518        217,774.41      217,774.41      187,612.65        1979            96.3%           10/1/2005
  59414         301212        216,930.84      216,930.84      186,885.92        1988            59.0%           10/1/2005
  59414         000584        216,797.28      216,797.28      186,770.86        1997            35.1%           10/1/2005
  59414         301109        216,580.42      216,580.42      186,584.03        1986            67.5%           10/1/2005
  59414         301091        215,689.32      215,689.32      185,816.35        1985            53.1%           10/1/2005
  59414         000086        215,052.23      215,052.23      185,267.50        1997            47.7%           10/1/2005
  59414         301067        214,371.68      214,371.68      184,681.20        1986            56.0%           10/1/2005
  59414         301405        214,371.68      214,371.68      184,681.20        1991            63.8%           10/1/2005
  59414         301327        214,371.68      214,371.68      184,681.20        1989            75.7%           10/1/2005
  59414         301141        214,371.68      214,371.68      184,681.20        1988            58.9%           10/1/2005
  59414         301111        214,371.68      214,371.68      184,681.20        1986            61.1%           10/1/2005
  59414         301373        213,691.14      213,691.14      184,094.92        1992            39.3%           10/1/2005
  59414         301043        213,577.79      213,577.79      183,997.27        1985            57.1%           10/1/2005
  59414         000772        213,356.72      213,356.72      183,806.81        1982            48.9%           10/1/2005
  59414         301364        213,208.44      213,208.44      183,679.07        1990            67.2%           10/1/2005
  59414         301179        212,634.38      212,634.38      183,184.52        1988            59.1%           10/1/2005
  59414         300801        212,330.05      212,330.05      182,922.34        1984            52.3%           10/1/2005
  59414         301477        212,282.81      212,282.81      182,881.64        1995            42.1%           10/1/2005
  59414         301388        211,536.39      211,536.39      182,238.60        1990            65.1%           10/1/2005
  59414         301201        211,409.13      211,409.13      182,128.97        1987            68.5%           10/1/2005
  59414         300924        210,968.96      210,968.96      181,749.76        1985            73.3%           10/1/2005
  59414         300889        210,968.96      210,968.96      181,749.76        1984            42.7%           10/1/2005
  59414         301678        210,968.96      210,968.96      181,749.76        2000            69.3%           10/1/2005
  59414         301070        210,968.96      210,968.96      181,749.76        1985            64.3%           10/1/2005
  59414         300809        210,968.96      210,968.96      181,749.76        1983            41.9%           10/1/2005
  59414         301170        210,933.87      210,933.87      181,719.53        1987            39.6%           10/1/2005
  59414         000541        210,229.40      210,229.40      181,112.63        1990            46.1%           10/1/2005
  59414         000159        208,410.78      208,410.78      179,545.89        1988            57.1%           10/1/2005
  59414         301483        208,246.78      208,246.78      179,404.60        1972            67.4%           10/1/2005
  59414         301273        208,124.79      208,124.79      179,299.51        1989            53.7%           10/1/2005
  59414         301167        207,566.23      207,566.23      178,818.31        1987            62.8%           10/1/2005
  59414         301169        207,566.23      207,566.23      178,818.31        1987            62.8%           10/1/2005
  59414         300983        207,566.23      207,566.23      178,818.31        1985            32.3%           10/1/2005
  59414         301353        207,316.93      207,316.93      178,603.54        1989            42.1%           10/1/2005
  59414         300931        207,205.20      207,205.20      178,507.28        1985            76.9%           10/1/2005
  59414         305003        205,440.76      205,440.76      176,987.21        1993            59.8%           10/1/2005
  59414         301389        205,041.00      205,041.00      176,642.82        1990            61.9%           10/1/2005
  59414         301328        204,163.51      204,163.51      175,886.86        1989            71.4%           10/1/2005
  59414         301082        204,163.51      204,163.51      175,886.86        1987            98.5%           10/1/2005
  59414         301054        204,163.51      204,163.51      175,886.86        1985            45.6%           10/1/2005
  59414         301068        204,163.51      204,163.51      175,886.86        1985            69.4%           10/1/2005
  59414         000829        204,163.51      204,163.51      175,886.86        1983            65.4%           10/1/2005
  59414         000071        204,163.51      204,163.51      175,886.86        1983            55.5%           10/1/2005
  59414         301340        204,163.51      204,163.51      175,886.86        1989            60.0%           10/1/2005
  59414         301267        204,163.51      204,163.51      175,886.86        1989            81.4%           10/1/2005
  59414         301229        204,163.51      204,163.51      175,886.86        1988            75.0%           10/1/2005
  59414         301215        204,163.51      204,163.51      175,886.86        1988            56.4%           10/1/2005
  59414         301161        204,163.51      204,163.51      175,886.86        1987            40.8%           10/1/2005
  59414         301045        204,163.51      204,163.51      175,886.86        1985            40.5%           10/1/2005
  59414         301064        204,163.51      204,163.51      175,886.86        1985            36.3%           10/1/2005
  59414         300964        204,163.51      204,163.51      175,886.86        1985            57.9%           10/1/2005
  59414         000604        204,163.51      204,163.51      175,886.86        1983            37.0%           10/1/2005
  59414         000834        203,407.13      203,407.13      175,235.24        1989            78.1%           10/1/2005
  59414         301302        202,718.89      202,718.89      174,642.32        1989            47.0%           10/1/2005
  59414         301379        202,038.09      202,038.09      174,055.81        1990            44.3%           10/1/2005
  59414         301185        201,590.77      201,590.77      173,670.45        1987            41.0%           10/1/2005
  59414         300959        201,441.33      201,441.33      173,541.71        1985            56.2%           10/1/2005
  59414         300967        201,014.90      201,014.90      173,174.34        1985            39.4%           10/1/2005
  59414         301316        200,760.78      200,760.78      172,955.41        1989            42.8%           10/1/2005
  59414         301157        200,760.78      200,760.78      172,955.41        1987            49.0%           10/1/2005
  59414         000552        200,733.90      200,733.90      172,932.25        1990            33.7%           10/1/2005
  59414         301120        200,080.24      200,080.24      172,369.13        1986            43.8%           10/1/2005
  59414         070457        200,067.99      200,067.99      172,358.57         NAV            74.9%           10/1/2005
  59414         301390        198,086.99      198,086.99      170,651.94        1991            64.5%           10/1/2005
  59414         300968        197,668.32      197,668.32      170,291.26        1985            47.7%           10/1/2005
  59414         000468        197,516.37      197,516.37      170,160.35        1986            67.0%           10/1/2005
  59414         301377        197,358.06      197,358.06      170,023.97        1991            57.3%           10/1/2005
  59414         300884        197,358.06      197,358.06      170,023.97        1984            68.3%           10/1/2005
  59414         301079        197,358.06      197,358.06      170,023.97        1985            77.8%           10/1/2005
  59414         301095        197,358.06      197,358.06      170,023.97        1985            57.9%           10/1/2005
  59414         301002        197,358.06      197,358.06      170,023.97        1985            94.4%           10/1/2005
  59414         300978        197,358.06      197,358.06      170,023.97        1985            57.8%           10/1/2005
  59414         301369        197,358.06      197,358.06      170,023.97        1990            64.4%           10/1/2005
  59414         301303        197,358.06      197,358.06      170,023.97        1989            55.5%           10/1/2005
  59414         301270        197,358.06      197,358.06      170,023.97        1988            42.9%           10/1/2005
  59414         301031        197,358.06      197,358.06      170,023.97        1985            40.6%           10/1/2005
  59414         300953        197,358.06      197,358.06      170,023.97        1985            38.7%           10/1/2005
  59414         300939        197,358.06      197,358.06      170,023.97        1985            63.6%           10/1/2005
  59414         300886        197,358.06      197,358.06      170,023.97        1985            37.5%           10/1/2005
  59414         000565        197,358.06      197,358.06      170,023.97        1983            76.4%           10/1/2005
  59414         300776        196,490.65      196,490.65      169,276.69        1983            54.5%           10/1/2005
  59414         301401        196,228.38      196,228.38      169,050.75        1991            55.8%           10/1/2005
  59414         300620        196,218.37      196,218.37      169,042.13        1980            80.0%           10/1/2005
  59414         000002        195,127.91      195,127.91      168,102.69        1983            75.1%           10/1/2005
  59414         301142        194,843.78      194,843.78      167,857.92        1987            41.1%           10/1/2005
  59414         000875        194,691.13      194,691.13      167,726.41        1982            68.0%           10/1/2005
  59414         300800        194,689.85      194,689.85      167,725.31        1984            79.2%           10/1/2005
  59414         300895        194,635.88      194,635.88      167,678.81        1984            43.4%           10/1/2005
  59414         300828        194,320.81      194,320.81      167,407.38        1983            64.2%           10/1/2005
  59414         301047        193,357.99      193,357.99      166,577.91        1986            52.5%           10/1/2005
  59414         301084        193,274.79      193,274.79      166,506.23        1985            63.2%           10/1/2005
  59414         301343        193,057.02      193,057.02      166,318.62        1989            39.4%           10/1/2005
  59414         301218        192,849.21      192,849.21      166,139.59        1988            66.8%           10/1/2005
  59414         301003        192,479.66      192,479.66      165,821.23        1985            52.0%           10/1/2005
  59414         300992        192,461.23      192,461.23      165,805.35        1985            34.1%           10/1/2005
  59414         301341        191,581.22      191,581.22      165,047.22        1989            64.0%           10/1/2005
  59414         301190        191,023.64      191,023.64      164,566.87        1987            58.4%           10/1/2005
  59414         301813        190,552.61      190,552.61      164,161.07        1995            49.9%           10/1/2005
  59414         301269        190,552.61      190,552.61      164,161.07        1988            52.8%           10/1/2005
  59414         301241        190,552.61      190,552.61      164,161.07        1988            47.9%           10/1/2005
  59414         301066        190,552.61      190,552.61      164,161.07        1985            63.6%           10/1/2005
  59414         301041        190,552.61      190,552.61      164,161.07        1985            79.8%           10/1/2005
  59414         300957        190,552.61      190,552.61      164,161.07        1985            84.1%           10/1/2005
  59414         301380        190,552.61      190,552.61      164,161.07        1990            55.7%           10/1/2005
  59414         301356        190,552.61      190,552.61      164,161.07        1989            49.3%           10/1/2005
  59414         301263        190,552.61      190,552.61      164,161.07        1988            45.4%           10/1/2005
  59414         301235        190,552.61      190,552.61      164,161.07        1988            66.7%           10/1/2005
  59414         301237        190,552.61      190,552.61      164,161.07        1988            42.4%           10/1/2005
  59414         301281        190,552.61      190,552.61      164,161.07        1988            46.1%           10/1/2005
  59414         301143        190,552.61      190,552.61      164,161.07        1988            70.3%           10/1/2005
  59414         301107        190,552.61      190,552.61      164,161.07        1986            60.8%           10/1/2005
  59414         301011        190,552.61      190,552.61      164,161.07        1985            64.5%           10/1/2005
  59414         300888        190,552.61      190,552.61      164,161.07        1985            63.3%           10/1/2005
  59414         300621        190,552.61      190,552.61      164,161.07        1980            82.2%           10/1/2005
  59414         301158        190,473.40      190,473.40      164,092.83        1986            50.8%           10/1/2005
  59414         301228        189,552.88      189,552.88      163,299.81        1988            49.4%           10/1/2005
  59414         301016        189,280.03      189,280.03      163,064.75        1985            64.2%           10/1/2005
  59414         301220        189,082.42      189,082.42      162,894.50        1988            46.3%           10/1/2005
  59414         301178        189,016.74      189,016.74      162,837.92        1988            59.2%           10/1/2005
  59414         301290        188,508.02      188,508.02      162,399.66        1989            52.1%           10/1/2005
  59414         301333        188,104.33      188,104.33      162,051.88        1989            59.8%           10/1/2005
  59414         301148        187,830.43      187,830.43      161,815.92        1986            49.4%           10/1/2005
  59414         000382        187,830.43      187,830.43      161,815.92        1975            39.8%           10/1/2005
  59414         301245        187,814.37      187,814.37      161,802.08        1988            65.9%           10/1/2005
  59414         301264        187,630.23      187,630.23      161,643.44        1988            66.2%           10/1/2005
  59414         301022        187,579.87      187,579.87      161,600.06        1985            52.0%           10/1/2005
  59414         301338        186,941.95      186,941.95      161,050.49        1989            45.9%           10/1/2005
  59414         301261        186,718.32      186,718.32      160,857.83        1988            40.9%           10/1/2005
  59414         301446        186,420.64      186,420.64      160,601.38        1994            35.2%           10/1/2005
  59414         301209        185,200.37      185,200.37      159,550.12        1988            40.8%           10/1/2005
  59414         301334        185,126.54      185,126.54      159,486.51        1989            66.3%           10/1/2005
  59414         000034        185,085.43      185,085.43      159,451.10        1987            29.4%           10/1/2005
  59414         000631        184,285.91      184,285.91      158,762.31        1981            46.0%           10/1/2005
  59414         301020        183,868.18      183,868.18      158,402.44        1985            49.2%           10/1/2005
  59414         301085        183,747.16      183,747.16      158,298.18        1985            56.1%           10/1/2005
  59414         000089        183,747.16      183,747.16      158,298.18        1998            63.6%           10/1/2005
  59414         301399        183,747.16      183,747.16      158,298.18        1991            69.9%           10/1/2005
  59414         301348        183,747.16      183,747.16      158,298.18        1989            86.8%           10/1/2005
  59414         301284        183,747.16      183,747.16      158,298.18        1988            48.3%           10/1/2005
  59414         301205        183,747.16      183,747.16      158,298.18        1988            59.5%           10/1/2005
  59414         301160        183,747.16      183,747.16      158,298.18        1987            59.6%           10/1/2005
  59414         301069        183,747.16      183,747.16      158,298.18        1985            59.2%           10/1/2005
  59414         300985        183,747.16      183,747.16      158,298.18        1985            52.9%           10/1/2005
  59414         300956        183,747.16      183,747.16      158,298.18        1985            77.7%           10/1/2005
  59414         300917        183,747.16      183,747.16      158,298.18        1984            53.8%           10/1/2005
  59414         300911        183,747.16      183,747.16      158,298.18        1984            56.1%           10/1/2005
  59414         000079        183,747.16      183,747.16      158,298.18        1984            24.7%           10/1/2005
  59414         301217        183,592.08      183,592.08      158,164.58        1988            36.9%           10/1/2005
  59414         301351        183,457.19      183,457.19      158,048.37        1989            69.8%           10/1/2005
  59414         300814        183,299.35      183,299.35      157,912.39        1983            68.1%           10/1/2005
  59414         000889        183,223.99      183,223.99      157,847.47        1987            39.0%           10/1/2005
  59414         301266        182,510.50      182,510.50      157,232.80        1988            51.0%           10/1/2005
  59414         301313        181,444.00      181,444.00      156,314.01        1989            49.2%           10/1/2005
  59414         301200        181,401.08      181,401.08      156,277.03        1988            69.0%           10/1/2005
  59414         301424        181,344.38      181,344.38      156,228.18        1992            35.9%           10/1/2005
  59414         301478        181,024.98      181,024.98      155,953.02        1995            68.9%           10/1/2005
  59414         301001        181,024.98      181,024.98      155,953.02        1985            72.5%           10/1/2005
  59414         301165        180,344.43      180,344.43      155,366.73        1987            46.0%           10/1/2005
  59414         301005        179,083.91      179,083.91      154,280.79        1985            55.3%           10/1/2005
  59414         301102        178,302.80      178,302.80      153,607.86        1986            43.7%           10/1/2005
  59414         301226        177,984.89      177,984.89      153,333.98        1988            53.9%           10/1/2005
  59414         301331        176,941.71      176,941.71      152,435.28        1989            73.4%           10/1/2005
  59414         300229        176,941.71      176,941.71      152,435.28        1977            80.2%           10/1/2005
  59414         301295        176,941.71      176,941.71      152,435.28        1989            60.8%           10/1/2005
  59414         301305        176,941.71      176,941.71      152,435.28        1989            54.0%           10/1/2005
  59414         301277        176,941.71      176,941.71      152,435.28        1989            43.6%           10/1/2005
  59414         301298        176,941.71      176,941.71      152,435.28        1989            46.5%           10/1/2005
  59414         301254        176,941.71      176,941.71      152,435.28        1988            60.4%           10/1/2005
  59414         301249        176,941.71      176,941.71      152,435.28        1988            68.0%           10/1/2005
  59414         301010        176,941.71      176,941.71      152,435.28        1986            75.2%           10/1/2005
  59414         301092        176,941.71      176,941.71      152,435.28        1985            80.3%           10/1/2005
  59414         300999        176,941.71      176,941.71      152,435.28        1985            92.5%           10/1/2005
  59414         300941        176,941.71      176,941.71      152,435.28        1985            81.6%           10/1/2005
  59414         300915        176,941.71      176,941.71      152,435.28        1984            64.0%           10/1/2005
  59414         300227        176,941.71      176,941.71      152,435.28        1977            57.3%           10/1/2005
  59414         000727        176,897.34      176,897.34      152,397.06        1982            54.3%           10/1/2005
  59414         300900        176,507.98      176,507.98      152,061.62        1985            44.9%           10/1/2005
  59414         301153        175,655.21      175,655.21      151,326.96        1987            36.9%           10/1/2005
  59414         301166        175,509.98      175,509.98      151,201.85        1987            39.8%           10/1/2005
  59414         301175        175,478.47      175,478.47      151,174.70        1987            52.4%           10/1/2005
  59414         300914        174,701.03      174,701.03      150,504.94        1985            63.1%           10/1/2005
  59414         301139        173,674.44      173,674.44      149,620.53        1987            73.3%           10/1/2005
  59414         301196        173,538.98      173,538.98      149,503.83        1988            58.0%           10/1/2005
  59414         300222        173,538.98      173,538.98      149,503.83        1977            42.6%           10/1/2005
  59414         301336        172,858.44      172,858.44      148,917.55        1989            49.5%           10/1/2005
  59414         300216        172,479.34      172,479.34      148,590.95        1977            81.0%           10/1/2005
  59414         301223        171,497.35      171,497.35      147,744.97        1988            35.6%           10/1/2005
  59414         300963        171,497.35      171,497.35      147,744.97        1980            77.7%           10/1/2005
  59414         301171        171,039.31      171,039.31      147,350.37        1987            35.7%           10/1/2005
  59414         300226        170,728.24      170,728.24      147,082.38        1977            70.6%           10/1/2005
  59414         301130        170,224.39      170,224.39      146,648.31        1987            57.7%           10/1/2005
  59414         301156        170,179.09      170,179.09      146,609.29        1987            53.7%           10/1/2005
  59414         300860        170,136.26      170,136.26      146,572.39        1984            89.2%           10/1/2005
  59414         300219        170,136.26      170,136.26      146,572.39        1977            58.5%           10/1/2005
  59414         301198        170,136.26      170,136.26      146,572.39        1987            42.3%           10/1/2005
  59414         301159        170,136.26      170,136.26      146,572.39        1987            68.6%           10/1/2005
  59414         300844        170,136.26      170,136.26      146,572.39        1986            73.1%           10/1/2005
  59414         300926        170,136.26      170,136.26      146,572.39        1984            67.9%           10/1/2005
  59414         300107        170,136.26      170,136.26      146,572.39        1975            80.8%           10/1/2005
  59414         000449        169,904.58      169,904.58      146,372.80        1979            30.5%           10/1/2005
  59414         301078        168,785.56      168,785.56      145,408.76        1985            44.7%           10/1/2005
  59414         000900        168,694.76      168,694.76      145,330.54        1982            33.1%           10/1/2005
  59414         301071        168,507.06      168,507.06      145,168.83        1986            37.9%           10/1/2005
  59414         301132        168,426.91      168,426.91      145,099.78        1986            49.9%           10/1/2005
  59414         071230        167,620.99      167,620.99      144,405.48         NAV            53.7%           10/1/2005
  59414         301117        166,733.53      166,733.53      143,640.94        1987            100.4%          10/1/2005
  59414         300862        166,490.23      166,490.23      143,431.33        1984            50.5%           10/1/2005
  59414         301006        166,064.58      166,064.58      143,064.64        1985            89.3%           10/1/2005
  59414         071231        165,900.98      165,900.98      142,923.69         NAV            54.0%           10/1/2005
  59414         071234        165,465.06      165,465.06      142,548.15         NAV            68.5%           10/1/2005
  59414         000749        164,971.87      164,971.87      142,123.27        1981            64.2%           10/1/2005
  59414         300937        164,670.10      164,670.10      141,863.29        1985            59.6%           10/1/2005
  59414         300902        164,290.56      164,290.56      141,536.32        1984            46.7%           10/1/2005
  59414         300854        164,186.28      164,186.28      141,446.48        1984            64.6%           10/1/2005
  59414         301257        163,330.81      163,330.81      140,709.49        1988            59.3%           10/1/2005
  59414         301244        163,330.81      163,330.81      140,709.49        1988            40.6%           10/1/2005
  59414         301193        163,330.81      163,330.81      140,709.49        1987            68.1%           10/1/2005
  59414         301026        163,330.81      163,330.81      140,709.49        1985            61.4%           10/1/2005
  59414         300943        163,330.81      163,330.81      140,709.49        1975            58.0%           10/1/2005
  59414         000877        163,330.81      163,330.81      140,709.49        1975            29.4%           10/1/2005
  59414         301383        163,330.81      163,330.81      140,709.49        1990            42.9%           10/1/2005
  59414         301211        163,330.81      163,330.81      140,709.49        1988            70.4%           10/1/2005
  59414         301138        163,330.81      163,330.81      140,709.49        1987            49.2%           10/1/2005
  59414         301046        163,330.81      163,330.81      140,709.49        1986            65.4%           10/1/2005
  59414         301096        163,330.81      163,330.81      140,709.49        1985            69.6%           10/1/2005
  59414         300832        163,330.81      163,330.81      140,709.49        1984            54.3%           10/1/2005
  59414         300881        163,330.81      163,330.81      140,709.49        1984            53.6%           10/1/2005
  59414         000344        163,330.81      163,330.81      140,709.49        1982            70.1%           10/1/2005
  59414         300106        162,248.01      162,248.01      139,776.66        1975            67.9%           10/1/2005
  59414         301028        161,800.07      161,800.07      139,390.76        1985            49.9%           10/1/2005
  59414         301035        161,763.43      161,763.43      139,359.19        1985            54.9%           10/1/2005
  59414         300842        160,982.31      160,982.31      138,686.26        1983            38.9%           10/1/2005
  59414         301124        159,928.08      159,928.08      137,778.04        1987            95.1%           10/1/2005
  59414         300044        159,928.08      159,928.08      137,778.04        1973            61.2%           10/1/2005
  59414         300991        159,928.08      159,928.08      137,778.04        1985            58.8%           10/1/2005
  59414         300551        159,928.08      159,928.08      137,778.04        1980            39.4%           10/1/2005
  59414         300519        159,928.08      159,928.08      137,778.04        1979            48.9%           10/1/2005
  59414         300928        158,440.82      158,440.82      136,496.77        1984            49.9%           10/1/2005
  59414         301274        158,348.90      158,348.90      136,417.58        1988            45.6%           10/1/2005
  59414         300880        158,251.96      158,251.96      136,334.06        1985            61.1%           10/1/2005
  59414         301297        157,886.45      157,886.45      136,019.18        1989            55.5%           10/1/2005
  59414         301177        157,886.45      157,886.45      136,019.18        1987            43.1%           10/1/2005
  59414         300909        157,362.17      157,362.17      135,567.51        1984            35.6%           10/1/2005
  59414         300548        156,525.36      156,525.36      134,846.60        1984            84.3%           10/1/2005
  59414         000304        156,525.36      156,525.36      134,846.60        1984            55.6%           10/1/2005
  59414         301019        156,446.77      156,446.77      134,778.89        1985            60.0%           10/1/2005
  59414         300221        156,342.57      156,342.57      134,689.12        1977            84.0%           10/1/2005
  59414         300848        155,377.95      155,377.95      133,858.10        1984            65.8%           10/1/2005
  59414         300727        155,144.65      155,144.65      133,657.12        1981            58.1%           10/1/2005
  59414         300966        153,968.96      153,968.96      132,644.26        1985            90.9%           10/1/2005
  59414         301419        153,856.68      153,856.68      132,547.53        1992            42.0%           10/1/2005
  59414         300835        153,587.64      153,587.64      132,315.75        1983            44.9%           10/1/2005
  59414         301278        153,122.63      153,122.63      131,915.15        1988            48.2%           10/1/2005
  59414         000019        153,107.57      153,107.57      131,902.17        1979            85.8%           10/1/2005
  59414         300892        153,023.57      153,023.57      131,829.81        1984            57.0%           10/1/2005
  59414         300876        151,083.39      151,083.39      130,158.34        1984            94.9%           10/1/2005
  59414         301049        151,041.15      151,041.15      130,121.95        1985            45.7%           10/1/2005
  59414         301123        150,780.49      150,780.49      129,897.39        1986            82.1%           10/1/2005
  59414         300228        150,659.16      150,659.16      129,792.87        1977            70.5%           10/1/2005
  59414         000277        150,181.15      150,181.15      129,381.06        1982            42.6%           10/1/2005
  59414         301154        149,719.91      149,719.91      128,983.70        1986            50.9%           10/1/2005
  59414         301323        149,719.91      149,719.91      128,983.70        1989            71.6%           10/1/2005
  59414         301349        149,719.91      149,719.91      128,983.70        1989            43.6%           10/1/2005
  59414         301317        149,719.91      149,719.91      128,983.70        1989            73.3%           10/1/2005
  59414         301100        149,719.91      149,719.91      128,983.70        1986            54.8%           10/1/2005
  59414         301061        149,719.91      149,719.91      128,983.70        1985            88.3%           10/1/2005
  59414         300935        149,719.91      149,719.91      128,983.70        1985            60.4%           10/1/2005
  59414         300940        149,719.91      149,719.91      128,983.70        1984            75.5%           10/1/2005
  59414         300877        149,719.91      149,719.91      128,983.70        1984            60.2%           10/1/2005
  59414         300834        149,719.91      149,719.91      128,983.70        1984            70.0%           10/1/2005
  59414         300502        149,719.91      149,719.91      128,983.70        1980            55.9%           10/1/2005
  59414         300354        149,719.91      149,719.91      128,983.70        1979            61.0%           10/1/2005
  59414         300865        149,719.67      149,719.67      128,983.50        1984            60.8%           10/1/2005
  59414         000533        148,749.38      148,749.38      128,147.59        1974            46.9%           10/1/2005
  59414         300944        146,997.73      146,997.73      126,638.54        1985            76.7%           10/1/2005
  59414         301080        146,875.17      146,875.17      126,532.96        1987            41.7%           10/1/2005
  59414         300969        144,732.73      144,732.73      124,687.25        1985            60.6%           10/1/2005
  59414         300827        143,762.54      143,762.54      123,851.43        1983            48.7%           10/1/2005
  59414         300380        142,914.46      142,914.46      123,120.81        1980            63.8%           10/1/2005
  59414         301174        142,914.46      142,914.46      123,120.81        1987            52.8%           10/1/2005
  59414         300850        142,914.46      142,914.46      123,120.81        1984            51.5%           10/1/2005
  59414         300733        142,914.46      142,914.46      123,120.81        1981            64.6%           10/1/2005
  59414         300578        142,914.46      142,914.46      123,120.81        1980            71.6%           10/1/2005
  59414         300947        142,386.25      142,386.25      122,665.75        1985            64.8%           10/1/2005
  59414         301207        141,256.37      141,256.37      121,692.36        1988            43.8%           10/1/2005
  59414         301355        141,133.31      141,133.31      121,586.35        1990            39.1%           10/1/2005
  59414         300235        140,474.89      140,474.89      121,019.12        1980            67.3%           10/1/2005
  59414         300996        140,192.28      140,192.28      120,775.65        1985            59.5%           10/1/2005
  59414         300852        139,511.73      139,511.73      120,189.36        1983            44.6%           10/1/2005
  59414         300950        139,259.12      139,259.12      119,971.73        1985            56.4%           10/1/2005
  59414         070456        139,078.25      139,078.25      119,815.91         NAV            83.1%           10/1/2005
  59414         300822        138,932.22      138,932.22      119,690.11        1984            52.7%           10/1/2005
  59414         301246        138,220.68      138,220.68      119,077.12        1988            46.0%           10/1/2005
  59414         300556        136,574.19      136,574.19      117,658.66        1980            75.2%           10/1/2005
  59414         300952        136,566.96      136,566.96      117,652.44        1985            43.3%           10/1/2005
  59414         300821        136,308.18      136,308.18      117,429.50        1984            45.5%           10/1/2005
  59414         301136        136,209.02      136,209.02      117,344.07        1986            91.7%           10/1/2005
  59414         300908        136,109.01      136,109.01      117,257.91        1988            87.7%           10/1/2005
  59414         300898        136,109.01      136,109.01      117,257.91        1984            51.7%           10/1/2005
  59414         300887        136,109.01      136,109.01      117,257.91        1984            52.1%           10/1/2005
  59414         300383        136,109.01      136,109.01      117,257.91        1980            63.3%           10/1/2005
  59414         301679        136,109.01      136,109.01      117,257.91        2000            63.6%           10/1/2005
  59414         301093        136,109.01      136,109.01      117,257.91        1987            61.7%           10/1/2005
  59414         301021        136,109.01      136,109.01      117,257.91        1985            68.3%           10/1/2005
  59414         300934        136,109.01      136,109.01      117,257.91        1984            84.1%           10/1/2005
  59414         300879        136,109.01      136,109.01      117,257.91        1984            75.0%           10/1/2005
  59414         300885        136,109.01      136,109.01      117,257.91        1984            65.8%           10/1/2005
  59414         300793        136,109.01      136,109.01      117,257.91        1983            79.1%           10/1/2005
  59414         300839        136,109.01      136,109.01      117,257.91        1983            44.8%           10/1/2005
  59414         300738        136,109.01      136,109.01      117,257.91        1982            58.2%           10/1/2005
  59414         000655        136,109.01      136,109.01      117,257.91        1980            80.4%           10/1/2005
  59414         300871        134,994.05      134,994.05      116,297.37        1984            44.0%           10/1/2005
  59414         300792        134,983.83      134,983.83      116,288.57        1983            58.4%           10/1/2005
  59414         300806        134,391.52      134,391.52      115,778.29        1983            67.0%           10/1/2005
  59414         300913        134,373.67      134,373.67      115,762.92        1984            51.2%           10/1/2005
  59414         000893        134,080.44      134,080.44      115,510.30        1980            49.4%           10/1/2005
  59414         300525        133,543.87      133,543.87      115,048.04        1980            54.0%           10/1/2005
  59414         300907        133,542.77      133,542.77      115,047.10        1984            46.2%           10/1/2005
  59414         300774        133,383.86      133,383.86      114,910.20        1983            74.0%           10/1/2005
  59414         300920        132,747.14      132,747.14      114,361.66        1984            63.4%           10/1/2005
  59414         073004        132,706.28      132,706.28      114,326.46         NAV            91.3%           10/1/2005
  59414         301283        132,706.28      132,706.28      114,326.46        1988            46.8%           10/1/2005
  59414         300803        132,293.48      132,293.48      113,970.83        1983            42.9%           10/1/2005
  59414         300891        132,025.74      132,025.74      113,740.18        1984            82.7%           10/1/2005
  59414         300851        132,025.74      132,025.74      113,740.18        1984            62.1%           10/1/2005
  59414         301037        131,125.31      131,125.31      112,964.45        1986            71.3%           10/1/2005
  59414         300223        129,803.42      129,803.42      111,825.65        1977            55.7%           10/1/2005
  59414         300949        129,303.56      129,303.56      111,395.02        1985            57.9%           10/1/2005
  59414         300932        129,303.56      129,303.56      111,395.02        1984            61.0%           10/1/2005
  59414         300921        129,303.56      129,303.56      111,395.02        1984            74.2%           10/1/2005
  59414         300813        129,303.56      129,303.56      111,395.02        1984            63.2%           10/1/2005
  59414         300811        129,303.56      129,303.56      111,395.02        1983            60.4%           10/1/2005
  59414         300791        129,303.56      129,303.56      111,395.02        1983            78.5%           10/1/2005
  59414         300533        129,303.56      129,303.56      111,395.02        1980            60.1%           10/1/2005
  59414         300790        128,721.15      128,721.15      110,893.27        1983            84.1%           10/1/2005
  59414         301007        128,078.76      128,078.76      110,339.85        1985            64.5%           10/1/2005
  59414         000485        127,942.47      127,942.47      110,222.44        1979            25.5%           10/1/2005
  59414         301307        125,900.83      125,900.83      108,463.57        1988            43.0%           10/1/2005
  59414         300818        125,683.93      125,683.93      108,276.71        1983            51.4%           10/1/2005
  59414         300658        125,132.18      125,132.18      107,801.37        1980            54.9%           10/1/2005
  59414         300670        123,449.33      123,449.33      106,351.60        1980            96.5%           10/1/2005
  59414         300379        123,237.65      123,237.65      106,169.24        1979            50.7%           10/1/2005
  59414         301247        122,498.11      122,498.11      105,532.12        1988            78.2%           10/1/2005
  59414         300942        122,498.11      122,498.11      105,532.12        1981            46.1%           10/1/2005
  59414         300737        122,498.11      122,498.11      105,532.12        1981            70.4%           10/1/2005
  59414         301403        122,498.11      122,498.11      105,532.12        1990            74.7%           10/1/2005
  59414         300152        120,956.12      120,956.12      104,203.70        1977            66.5%           10/1/2005
  59414         301129        120,516.91      120,516.91      103,825.32        1986            39.2%           10/1/2005
  59414         301009        119,775.93      119,775.93      103,186.96        1985            42.8%           10/1/2005
  59414         301268        119,713.67      119,713.67      103,133.33        1988            47.4%           10/1/2005
  59414         301233        119,700.14      119,700.14      103,121.67        1988            50.7%           10/1/2005
  59414         300301        119,380.68      119,380.68      102,846.46        1979            70.0%           10/1/2005
  59414         300923        119,344.52      119,344.52      102,815.30        1984            54.7%           10/1/2005
  59414         301255        119,160.67      119,160.67      102,656.92        1988            68.3%           10/1/2005
  59414         300872        119,095.38      119,095.38      102,600.67        1984            72.0%           10/1/2005
  59414         300936        118,521.89      118,521.89      102,106.61        1984            56.6%           10/1/2005
  59414         300925        118,414.84      118,414.84      102,014.38        1985            55.6%           10/1/2005
  59414         000490        118,414.84      118,414.84      102,014.38        1995            58.7%           10/1/2005
  59414         300819        118,343.73      118,343.73      101,953.12        1983            63.8%           10/1/2005
  59414         000061        117,144.00      117,144.00      100,919.56        1973            51.2%           10/1/2005
  59414         301195        117,053.75      117,053.75      100,841.81        1987            48.8%           10/1/2005
  59414         301150        117,006.27      117,006.27      100,800.90        1987            52.5%           10/1/2005
  59414         300945        116,343.58      116,343.58      100,229.99        1985            47.7%           10/1/2005
  59414         300671        115,812.82      115,812.82       99,772.74        1980            51.5%           10/1/2005
  59414         300868        115,692.65      115,692.65       99,669.22        1984            86.8%           10/1/2005
  59414         300901        114,550.44      114,550.44       98,685.20        1985            57.5%           10/1/2005
  59414         000548        114,157.20      114,157.20       98,346.43        1974            31.4%           10/1/2005
  59414         000813        112,347.13      112,347.13       96,787.05        1981            40.2%           10/1/2005
  59414         300910        112,289.93      112,289.93       96,737.77        1984            59.4%           10/1/2005
  59414         300830        112,289.93      112,289.93       96,737.77        1984            72.4%           10/1/2005
  59414         301260        112,289.93      112,289.93       96,737.77        1988            61.1%           10/1/2005
  59414         300955        112,289.93      112,289.93       96,737.77        1985            91.8%           10/1/2005
  59414         300912        112,289.93      112,289.93       96,737.77        1984            70.9%           10/1/2005
  59414         300342        110,087.88      110,087.88       94,840.71        1979            59.2%           10/1/2005
  59414         300870        109,218.63      109,218.63       94,091.85        1984            47.4%           10/1/2005
  59414         300837        109,162.83      109,162.83       94,043.78        1983            39.9%           10/1/2005
  59414         300905        109,110.24      109,110.24       93,998.47        1984            56.9%           10/1/2005
  59414         300954        108,887.20      108,887.20       93,806.32        1985            72.9%           10/1/2005
  59414         300863        108,887.20      108,887.20       93,806.32        1984            64.8%           10/1/2005
  59414         300896        108,442.40      108,442.40       93,423.13        1984            33.9%           10/1/2005
  59414         300331        108,394.01      108,394.01       93,381.44        1979            71.7%           10/1/2005
  59414         300764        105,685.15      105,685.15       91,047.76        1983            40.8%           10/1/2005
  59414         301272        105,484.48      105,484.48       90,874.88        1989            64.2%           10/1/2005
  59414         301059        105,484.48      105,484.48       90,874.88        1985            74.7%           10/1/2005
  59414         300309        104,698.35      104,698.35       90,197.63        1979            49.6%           10/1/2005
  59414         300841        103,307.14      103,307.14       88,999.10        1983            56.1%           10/1/2005
  59414         300371        102,586.95      102,586.95       88,378.66        1979            55.9%           10/1/2005
  59414         301208        102,081.75      102,081.75       87,943.43        1988            64.3%           10/1/2005
  59414         000719        102,081.75      102,081.75       87,943.43        1978            87.6%           10/1/2005
  59414         000023        102,056.23      102,056.23       87,921.44        1982            54.0%           10/1/2005
  59414         000455        100,788.55      100,788.55       86,829.34        1973            38.5%           10/1/2005
  59414         000063        100,720.66      100,720.66       86,770.85        1972            27.2%           10/1/2005
  59414         301164        100,720.66      100,720.66       86,770.85        1986            50.7%           10/1/2005
  59414         300170        100,654.18      100,654.18       86,713.58        1977            90.3%           10/1/2005
  59414         300674        100,550.82      100,550.82       86,624.53        1980            74.8%           10/1/2005
  59414         300215         97,998.48       97,998.48       84,425.69        1971            59.2%           10/1/2005
  59414         300184         96,703.38       96,703.38       83,309.96        1977            54.3%           10/1/2005
  59414         305011         95,276.30       95,276.30       82,080.53        1993            57.9%           10/1/2005
  59414         300815         95,276.30       95,276.30       82,080.53        1983            65.9%           10/1/2005
  59414         300665         95,276.30       95,276.30       82,080.53        1980            91.5%           10/1/2005
  59414         000361         95,276.30       95,276.30       82,080.53        1980            92.1%           10/1/2005
  59414         300725         94,842.15       94,842.15       81,706.51        1981            62.5%           10/1/2005
  59414         300345         93,851.50       93,851.50       80,853.07        1979            60.0%           10/1/2005
  59414         300951         92,518.97       92,518.97       79,705.09        1985            42.0%           10/1/2005
  59414         300021         91,873.58       91,873.58       79,149.09        1972            55.5%           10/1/2005
  59414         300864         91,463.64       91,463.64       78,795.93        1984            37.6%           10/1/2005
  59414         000213         91,193.03       91,193.03       78,562.80        1971            52.3%           10/1/2005
  59414         000262         90,060.37       90,060.37       77,587.01        1978            64.4%           10/1/2005
  59414         000161         89,881.14       89,881.14       77,432.60        1972            34.4%           10/1/2005
  59414         300847         89,467.16       89,467.16       77,075.96        1984            58.8%           10/1/2005
  59414         300869         88,944.81       88,944.81       76,625.95        1984            75.9%           10/1/2005
  59414         301258         88,470.85       88,470.85       76,217.64        1988            65.0%           10/1/2005
  59414         300056         88,187.16       88,187.16       75,973.24        1974            51.4%           10/1/2005
  59414         300829         86,520.15       86,520.15       74,537.11        1984            44.3%           10/1/2005
  59414         000633         85,068.13       85,068.13       73,286.19        1970            40.8%           10/1/2005
  59414         300065         85,043.88       85,043.88       73,265.30        1974            53.0%           10/1/2005
  59414         300689         81,665.40       81,665.40       70,354.74        1980            94.2%           10/1/2005
  59414         300545         81,665.40       81,665.40       70,354.74        1980            60.6%           10/1/2005
  59414         000547         78,291.54       78,291.54       67,448.16        1978            28.3%           10/1/2005
  59414         000068         76,878.41       76,878.41       66,230.75        1979            102.2%          10/1/2005
  59414         070220         73,498.86       73,498.86       63,319.27         NAV            63.1%           10/1/2005
  59414         300788         73,498.86       73,498.86       63,319.27        1983            69.3%           10/1/2005
  59414         070210         72,137.77       72,137.77       62,146.69        1987            41.0%           10/1/2005
  59414         301033         70,776.68       70,776.68       60,974.11        1985            50.7%           10/1/2005
  59414         300802         70,776.68       70,776.68       60,974.11        1983            55.6%           10/1/2005
  59414         000637         68,054.50       68,054.50       58,628.95        1973            67.5%           10/1/2005
  59414         300859         68,054.50       68,054.50       58,628.95        1984            43.7%           10/1/2005
  59414         300375         68,054.50       68,054.50       58,628.95        1979            81.1%           10/1/2005
  59414         300195         68,054.50       68,054.50       58,628.95        1977            71.1%           10/1/2005
  59414         300160         65,332.32       65,332.32       56,283.79        1977            75.4%           10/1/2005
  59414         301023         62,610.14       62,610.14       53,938.64        1985            77.2%           10/1/2005
  59414         300771         62,610.14       62,610.14       53,938.64        1983            57.6%           10/1/2005
  59414         300563         47,638.15       47,638.15       41,040.27        1980            57.2%           10/1/2005
  59414         000230         47,638.15       47,638.15       41,040.27        1972            58.5%           10/1/2005
  59414         300297         43,554.88       43,554.88       37,522.53        1979            60.3%           10/1/2005
  59414         300210         43,554.88       43,554.88       37,522.53        1977            63.4%           10/1/2005
  59414         071233         43,554.88       43,554.88       37,522.53         NAV            56.0%           10/1/2005
------------------------------------------------------------------------------------------------------------------------------
  59414        Various       150,000,000.00  150,000,000.00  129,225,000.00    Various          58.6%           10/1/2005
==============================================================================================================================

                                                           NET
 LOAN                                   MEASUREMENT      RENTABLE                     APPRAISAL                          DATE OF
NUMBER        CENTER #         UNITS       UNIT            AREA      APPRAISAL VALUE    TYPE       APPRAISAL FIRM       APPRAISAL
------        --------         -----       ----            ----      ---------------    ----       --------------       -----------

  59414       301481          17,453        SF            17,453      4,075,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       000139          11,165        SF            11,165      3,700,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       301733           9,897        SF             9,897      3,690,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       301542           9,640        SF             9,640      3,500,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301486          14,786        SF            14,786      3,350,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       301455          13,850        SF            13,850      3,339,359.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301808          11,106        SF            11,106      3,220,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       000260          18,369        SF            18,369      3,210,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301743           9,897        SF             9,897      3,200,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301751          13,000        SF            13,000      3,200,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301494          15,300        SF            15,300      3,200,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       000874           8,163        SF             8,163      3,140,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       303042          13,680        SF            13,680      3,209,382.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301800          11,106        SF            11,106      3,100,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301728          10,185        SF            10,185      3,100,000.00     As Is    Cushman & Wakefield     9/20/2005
  59414       301755           9,871        SF             9,871      3,075,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301770          10,000        SF            10,000      2,940,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301674          10,434        SF            10,434      3,000,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301825          11,106        SF            11,106      3,000,000.00     As Is    Cushman & Wakefield     1/1/2006
  59414       301780          10,000        SF            10,000      3,000,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       000112          12,968        SF            12,968      3,161,026.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301767          10,000        SF            10,000      2,949,523.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301675          10,404        SF            10,404      2,950,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301459          10,431        SF            10,431      2,950,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301101           7,472        SF             7,472      2,950,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301609          10,010        SF            10,010      2,900,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301633          10,652        SF            10,652      2,875,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301666           9,897        SF             9,897      2,864,896.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301769          10,971        SF            10,971      2,925,465.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301626          11,412        SF            11,412      2,830,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       301704          10,465        SF            10,465      2,801,577.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301724          10,065        SF            10,065      2,816,140.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301714           9,897        SF             9,897      2,800,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301659           9,805        SF             9,805      2,800,000.00     As Is    Cushman & Wakefield     9/22/2005
  59414       301777          10,132        SF            10,132      2,814,736.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000510          12,475        SF            12,475      2,874,231.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301625           9,897        SF             9,897      2,750,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301697           9,680        SF             9,680      2,736,497.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301698           9,897        SF             9,897      2,720,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301551           9,618        SF             9,618      2,695,077.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301598          10,564        SF            10,564      2,760,492.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301652          10,128        SF            10,128      2,705,717.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301624           9,100        SF             9,100      2,654,554.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301790           9,000        SF             9,000      2,762,234.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301727          10,198        SF            10,198      2,708,799.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301588          10,206        SF            10,206      2,600,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       000187          10,380        SF            10,380      2,600,000.00     As Is    Cushman & Wakefield     9/7/2005
  59414       301711          10,500        SF            10,500      2,600,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       301664          10,560        SF            10,560      2,629,986.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301632          10,101        SF            10,101      2,582,475.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301604           9,897        SF             9,897      2,570,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301730           9,897        SF             9,897      2,614,539.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301575           9,832        SF             9,832      2,550,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       000619          11,165        SF            11,165      2,605,562.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301586          10,196        SF            10,196      2,649,825.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300974          12,516        SF            12,516      2,635,658.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301608          10,196        SF            10,196      2,627,272.00     As Is    Cushman & Wakefield     10/25/2005
  59414       303081          10,000        SF            10,000      2,500,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       301701          10,564        SF            10,564      2,500,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       300873           8,280        SF             8,280      2,500,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       301601           9,897        SF             9,897      2,577,105.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301088           8,949        SF             8,949      2,470,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       301543          10,042        SF            10,042      2,583,150.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301785          10,464        SF            10,464      2,450,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301691           9,897        SF             9,897      2,450,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301648           8,182        SF             8,182      2,450,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301673          10,845        SF            10,845      2,450,000.00     As Is    Cushman & Wakefield     9/8/2005
  59414       301651          10,719        SF            10,719      2,450,000.00     As Is    Cushman & Wakefield     10/14/2005
  59414       301187           7,313        SF             7,313      2,450,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301493          10,500        SF            10,500      2,462,526.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301741           9,897        SF             9,897      2,430,711.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301531           9,830        SF             9,830      2,420,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       000722          13,380        SF            13,380      2,410,000.00     As Is    Cushman & Wakefield     9/7/2005
  59414       000291           8,928        SF             8,928      2,434,793.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301752           9,000        SF             9,000      2,441,401.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301622           9,897        SF             9,897      2,426,398.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301502          10,500        SF            10,500      2,400,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       301810           9,728        SF             9,728      2,400,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301623           9,849        SF             9,849      2,400,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       301641           9,897        SF             9,897      2,400,000.00     As Is    Cushman & Wakefield     10/14/2005
  59414       000557          10,989        SF            10,989      2,415,353.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000313           8,339        SF             8,339      2,503,626.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301034          10,100        SF            10,100      2,385,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301434          10,341        SF            10,341      2,380,000.00     As Is    Cushman & Wakefield     9/7/2005
  59414       301795          10,420        SF            10,420      2,383,259.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301612           9,897        SF             9,897      2,379,305.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301378           9,981        SF             9,981      2,509,938.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301720           8,772        SF             8,772      2,398,886.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301180           7,472        SF             7,472      2,320,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       301522           9,763        SF             9,763      2,331,658.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301580           9,897        SF             9,897      2,300,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       071120          17,700        SF            17,700      2,300,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       303078           9,200        SF             9,200      2,300,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       301676          10,184        SF            10,184      2,300,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301603           9,775        SF             9,775      2,300,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301657          10,052        SF            10,052      2,300,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       000318           8,528        SF             8,528      2,300,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301051           9,240        SF             9,240      2,300,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       000415           8,339        SF             8,339      2,418,708.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301572           9,897        SF             9,897      2,328,476.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300838           8,600        SF             8,600      2,285,000.00     As Is    Cushman & Wakefield     9/21/2005
  59414       000645           8,621        SF             8,621      2,289,451.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301558           9,981        SF             9,981      2,250,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301487          14,817        SF            14,817      2,250,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       301654           9,905        SF             9,905      2,261,647.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301789           8,185        SF             8,185      2,199,240.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301063           9,194        SF             9,194      2,222,684.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300878           8,184        SF             8,184      2,225,000.00     As Is    Cushman & Wakefield     9/21/2005
  59414       000225           8,052        SF             8,052      2,216,426.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301497          10,500        SF            10,500      2,210,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301715           9,897        SF             9,897      2,204,546.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301546           9,866        SF             9,866      2,200,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       301029           7,790        SF             7,790      2,200,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301553           9,903        SF             9,903      2,200,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       000091           8,338        SF             8,338      2,200,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       000523           8,952        SF             8,952      2,200,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       301027           9,240        SF             9,240      2,200,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       000090           6,708        SF             6,708      2,169,009.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301561           9,866        SF             9,866      2,090,620.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000235           7,938        SF             7,938      2,175,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       301039           8,950        SF             8,950      2,148,537.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300962           8,328        SF             8,328      2,110,060.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301485          10,120        SF            10,120      2,150,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301077           9,309        SF             9,309      2,150,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       000253           9,358        SF             9,358      2,131,593.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000856           8,500        SF             8,500      2,130,000.00     As Is    Cushman & Wakefield     10/10/2005
  59414       301721           9,897        SF             9,897      2,125,000.00     As Is    Cushman & Wakefield     10/10/2005
  59414       071121          17,700        SF            17,700      2,120,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301062           8,330        SF             8,330      2,120,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       000143           9,600        SF             9,600      1,965,572.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301015           8,950        SF             8,950      2,100,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       300998           8,229        SF             8,229      2,100,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       300906           8,484        SF             8,484      2,100,000.00     As Is    Cushman & Wakefield     9/20/2005
  59414       000373           8,544        SF             8,544      2,024,339.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301030           8,668        SF             8,668      2,245,492.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000099           9,275        SF             9,275      2,081,277.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300897          16,600        SF            16,600      2,047,229.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000142           8,580        SF             8,580      2,063,322.00     As Is    Cushman & Wakefield     10/25/2005
  59414       074022           5,950        SF             5,950      2,070,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       300805           7,240        SF             7,240      2,060,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301518           9,823        SF             9,823      2,050,000.00     As Is    Cushman & Wakefield     9/21/2005
  59414       300882           8,301        SF             8,301      2,015,379.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300858           8,060        SF             8,060      2,040,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301181           7,490        SF             7,490      1,976,825.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301048          10,100        SF            10,100      2,030,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       000620          10,380        SF            10,380      2,096,179.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301412           8,060        SF             8,060      1,992,083.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301105          14,944        SF            14,944      1,951,395.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301540           9,897        SF             9,897      2,053,700.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301499          10,500        SF            10,500      2,068,789.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301221           6,260        SF             6,260      2,000,000.00     As Is    Cushman & Wakefield     9/20/2005
  59414       301076           9,514        SF             9,514      2,000,000.00     As Is    Cushman & Wakefield     9/26/2005
  59414       301018           7,292        SF             7,292      1,450,000.00     As Is    Cushman & Wakefield     10/13/2005
  59414       300971           8,330        SF             8,330      2,000,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       300976           8,925        SF             8,925      2,000,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       000100           9,272        SF             9,272      2,300,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       301523           9,897        SF             9,897      2,000,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       302500          10,400        SF            10,400      2,000,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       300820           8,330        SF             8,330      2,000,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       301103          12,400        SF            12,400      2,111,939.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000897           8,397        SF             8,397      1,979,606.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301548           9,903        SF             9,903      1,980,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301176           7,490        SF             7,490      1,970,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       300970          16,557        SF            16,557      1,955,648.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301172           7,630        SF             7,630      1,960,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       301065           7,471        SF             7,471      1,891,166.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000493           8,338        SF             8,338      1,889,258.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301818          10,145        SF            10,145      1,925,000.00     As Is    Cushman & Wakefield     1/1/2006
  59414       300845           8,229        SF             8,229      1,920,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       301115           7,472        SF             7,472      1,878,452.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300977           8,686        SF             8,686      1,940,484.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301528           9,830        SF             9,830      1,970,866.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301358           6,206        SF             6,206      1,808,957.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301315           6,260        SF             6,260      1,900,000.00     As Is    Cushman & Wakefield     9/20/2005
  59414       300867           8,122        SF             8,122      1,900,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       301416           8,027        SF             8,027      1,900,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301163           7,472        SF             7,472      1,900,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       300975           8,266        SF             8,266      1,900,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       300861           8,190        SF             8,190      1,900,000.00     As Is    Cushman & Wakefield     9/15/2005
  59414       301490          10,500        SF            10,500      1,975,535.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300874           7,240        SF             7,240      1,880,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       000757           8,397        SF             8,397      1,885,398.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301248           6,251        SF             6,251      1,784,681.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000551           8,397        SF             8,397      1,882,064.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301681           7,700        SF             7,700      1,857,537.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000066           8,300        SF             8,300      1,848,018.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301042           8,568        SF             8,568      1,890,653.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000224           9,358        SF             9,358      1,850,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301392           6,791        SF             6,791      1,850,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       300938           9,230        SF             9,230      1,850,000.00     As Is    Cushman & Wakefield     9/26/2005
  59414       301432           7,317        SF             7,317      1,851,254.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000323           9,166        SF             9,166      1,843,136.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301086           7,920        SF             7,920      1,825,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       000168           8,402        SF             8,402      1,825,000.00     As Is    Cushman & Wakefield     10/14/2005
  59414       300990           6,964        SF             6,964      1,820,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       301308           6,206        SF             6,206      1,729,380.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000837           8,692        SF             8,692      1,764,518.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301232           6,260        SF             6,260      1,800,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       000888           6,175        SF             6,175      1,800,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       300986           8,121        SF             8,121      1,800,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       000150           7,764        SF             7,764      1,780,291.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300982           8,464        SF             8,464      1,833,033.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000073           7,740        SF             7,740      1,779,176.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300995           7,490        SF             7,490      1,863,959.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301056           8,568        SF             8,568      1,831,443.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301433           7,686        SF             7,686      1,770,000.00     As Is    Cushman & Wakefield     9/7/2005
  59414       301288           6,260        SF             6,260      1,731,047.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301279           8,200        SF             8,200      1,741,709.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301004           9,000        SF             9,000      1,750,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301480           9,858        SF             9,858      1,750,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       000539           9,400        SF             9,400      1,750,000.00     As Is    Cushman & Wakefield     9/20/2005
  59414       000574           8,397        SF             8,397      1,781,366.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301073           9,569        SF             9,569      1,794,080.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000379           8,680        SF             8,680      1,740,000.00     As Is    Cushman & Wakefield     9/7/2005
  59414       000741           6,080        SF             6,080      1,692,289.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000417           6,365        SF             6,365      1,693,623.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300224           6,312        SF             6,312      1,725,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301368           6,319        SF             6,319      1,725,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301476          10,500        SF            10,500      1,720,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301335           6,206        SF             6,206      1,720,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301126           6,260        SF             6,260      1,720,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301098           7,251        SF             7,251      1,700,000.00     As Is    Cushman & Wakefield     9/22/2005
  59414       301050           7,952        SF             7,952      1,700,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300833           8,055        SF             8,055      1,700,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       000435           8,397        SF             8,397      1,700,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       000543           8,300        SF             8,300      1,700,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       000748           8,300        SF             8,300      1,700,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301094           6,275        SF             6,275      1,690,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301090           7,472        SF             7,472      1,690,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       000773           7,232        SF             7,232      1,757,622.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000564           7,500        SF             7,500      1,628,310.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301227           6,264        SF             6,264      1,621,388.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000759           7,300        SF             7,300      1,742,045.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300997           8,955        SF             8,955      1,702,387.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000413           7,523        SF             7,523      1,625,559.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301089           7,952        SF             7,952      1,638,532.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300782           8,060        SF             8,060      1,660,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       300960           8,995        SF             8,995      1,692,220.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000366           8,402        SF             8,402      1,654,825.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301280           8,200        SF             8,200      1,650,000.00     As Is    Cushman & Wakefield     10/1/2005
  59414       301186           6,260        SF             6,260      1,650,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       300930           4,978        SF             4,978      1,350,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301829           9,000        SF             9,000      1,650,000.00     As Is    Cushman & Wakefield     9/11/2005
  59414       000540           6,175        SF             6,175      1,650,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301319           6,260        SF             6,260      1,650,000.00     As Is    Cushman & Wakefield     9/19/2005
  59414       301382           6,791        SF             6,791      1,646,415.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301038           8,300        SF             8,300      1,648,894.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300972           7,395        SF             7,395      1,650,277.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000866           7,750        SF             7,750      1,647,541.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301398           6,182        SF             6,182      1,609,312.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300989           7,462        SF             7,462      1,643,910.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301397           6,206        SF             6,206      1,625,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301072           7,952        SF             7,952      1,625,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       301025           7,952        SF             7,952      1,625,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301087           7,553        SF             7,553      1,636,297.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301242           7,472        SF             7,472      1,500,370.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000049           6,016        SF             6,016      1,574,137.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300218           7,792        SF             7,792      1,604,632.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301326           6,319        SF             6,319      1,587,836.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300922           7,206        SF             7,206      1,612,392.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000827           8,300        SF             8,300      1,632,434.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301162           7,313        SF             7,313      1,573,036.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301259           6,260        SF             6,260      1,606,327.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301465           7,766        SF             7,766      1,584,266.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000869           7,400        SF             7,400      1,600,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301402           6,387        SF             6,387      1,600,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301363           6,025        SF             6,025      1,600,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       301352           6,182        SF             6,182      1,600,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301311           6,254        SF             6,254      1,600,000.00     As Is    Cushman & Wakefield     9/19/2005
  59414       301291           6,260        SF             6,260      1,600,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       301118           5,880        SF             5,880      1,600,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301152           7,313        SF             7,313      1,600,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       300993           5,880        SF             5,880      1,600,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301147           7,471        SF             7,471      1,600,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301104           6,695        SF             6,695      1,600,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       300987           7,251        SF             7,251      1,600,000.00     As Is    Cushman & Wakefield     9/22/2005
  59414       300518           7,761        SF             7,761      1,600,000.00     As Is    Cushman & Wakefield     9/15/2005
  59414       301212           6,260        SF             6,260      1,568,632.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000584           7,688        SF             7,688      1,586,896.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301109           4,738        SF             4,738      1,661,421.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301091           7,952        SF             7,952      1,576,275.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000086           7,523        SF             7,523      1,580,000.00     As Is    Cushman & Wakefield     10/14/2005
  59414       301067           7,202        SF             7,202      1,575,000.00     As Is    Cushman & Wakefield     9/29/2005
  59414       301405           6,673        SF             6,673      1,575,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       301327           6,260        SF             6,260      1,575,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301141           6,270        SF             6,270      1,575,000.00     As Is    Cushman & Wakefield     9/29/2005
  59414       301111           7,647        SF             7,647      1,575,000.00     As Is    Cushman & Wakefield     10/21/2005
  59414       301373           6,206        SF             6,206      1,570,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       301043           7,202        SF             7,202      1,575,551.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000772           8,402        SF             8,402      1,573,786.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301364           6,303        SF             6,303      1,545,204.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301179           6,260        SF             6,260      1,533,876.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300801           7,800        SF             7,800      1,560,000.00     As Is    Cushman & Wakefield     9/7/2005
  59414       301477           5,436        SF             5,436      1,529,735.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301388           6,289        SF             6,289      1,580,775.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301201           6,260        SF             6,260      1,528,558.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300924           7,940        SF             7,940      1,550,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       300889           8,225        SF             8,225      1,550,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301678           7,485        SF             7,485      1,550,000.00     As Is    Cushman & Wakefield     9/21/2005
  59414       301070           7,437        SF             7,437      1,550,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       300809           8,055        SF             8,055      1,550,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301170           5,880        SF             5,880      1,539,153.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000541           6,288        SF             6,288      1,479,596.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000159           6,175        SF             6,175      1,452,199.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301483          10,137        SF            10,137      1,530,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301273          12,520        SF            12,520      1,545,050.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301167           6,260        SF             6,260      1,525,000.00     As Is    Cushman & Wakefield     9/29/2005
  59414       301169           5,900        SF             5,900      1,525,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       300983           7,202        SF             7,202      1,525,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301353           6,025        SF             6,025      1,531,603.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300931           6,962        SF             6,962      1,593,946.00     As Is    Cushman & Wakefield     10/25/2005
  59414       305003           6,200        SF             6,200      1,455,208.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301389           6,223        SF             6,223      1,440,080.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301328           6,319        SF             6,319      1,500,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       301082           4,779        SF             4,779      1,500,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301054           8,315        SF             8,315      1,500,000.00     As Is    Cushman & Wakefield     9/26/2005
  59414       301068           7,490        SF             7,490      1,500,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       000829           8,397        SF             8,397      1,500,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       000071           8,342        SF             8,342      1,500,000.00     As Is    Cushman & Wakefield     10/14/2005
  59414       301340           6,260        SF             6,260      1,500,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       301267           6,260        SF             6,260      1,500,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301229           6,260        SF             6,260      1,500,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301215           6,260        SF             6,260      1,500,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301161           5,879        SF             5,879      1,500,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       301045           7,140        SF             7,140      1,500,000.00     As Is    Cushman & Wakefield     9/26/2005
  59414       301064           7,437        SF             7,437      1,500,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       300964           6,694        SF             6,694      1,500,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       000604           7,300        SF             7,300      1,500,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       000834           6,175        SF             6,175      1,420,074.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301302           6,316        SF             6,316      1,481,832.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301379           6,182        SF             6,182      1,520,824.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301185           7,358        SF             7,358      1,469,871.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300959           7,411        SF             7,411      1,480,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       300967           7,551        SF             7,551      1,361,368.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301316           6,260        SF             6,260      1,475,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       301157           5,879        SF             5,879      1,475,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       000552           6,175        SF             6,175      1,417,319.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301120           5,880        SF             5,880      1,470,000.00     As Is    Cushman & Wakefield     9/29/2005
  59414       070457           6,040        SF             6,040      1,440,181.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301390           6,070        SF             6,070      1,490,580.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300968           6,945        SF             6,945      1,466,619.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000468           6,175        SF             6,175      1,373,196.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301377           6,126        SF             6,126      1,450,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       300884           7,202        SF             7,202      1,450,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301079           7,437        SF             7,437      1,450,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301095           7,553        SF             7,553      1,450,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       301002           7,202        SF             7,202      1,450,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       300978           7,210        SF             7,210      1,450,000.00     As Is    Cushman & Wakefield     10/11/2005
  59414       301369           6,206        SF             6,206      1,450,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       301303           6,260        SF             6,260      1,450,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301270           6,260        SF             6,260      1,450,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       301031           8,791        SF             8,791      1,450,000.00     As Is    Cushman & Wakefield     9/15/2005
  59414       300953           8,336        SF             8,336      1,450,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       300939           6,922        SF             6,922      1,450,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       300886           8,300        SF             8,300      1,450,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       000565           4,950        SF             4,950      1,450,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300776           6,532        SF             6,532      1,476,167.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301401           6,182        SF             6,182      1,516,205.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300620           8,060        SF             8,060      1,562,543.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000002           4,704        SF             4,704      1,282,842.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301142           6,260        SF             6,260      1,424,394.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000875           5,040        SF             5,040      1,304,438.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300800           4,990        SF             4,990      1,314,550.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300895           8,402        SF             8,402      1,430,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       300828           8,018        SF             8,018      1,564,606.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301047          16,672        SF            16,672      1,424,008.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301084           7,437        SF             7,437      1,420,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       301343           6,260        SF             6,260      1,466,045.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301218           6,260        SF             6,260      1,455,654.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301003           7,243        SF             7,243      1,396,711.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300992           7,395        SF             7,395      1,400,989.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301341           6,260        SF             6,260      1,452,524.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301190           6,260        SF             6,260      1,442,325.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301813           7,018        SF             7,018      1,400,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301269           6,260        SF             6,260      1,400,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       301241           6,254        SF             6,254      1,400,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301066           6,922        SF             6,922      1,400,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       301041           6,980        SF             6,980      1,400,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       300957           6,833        SF             6,833      1,400,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       301380           6,025        SF             6,025      1,400,000.00     As Is    Cushman & Wakefield     10/14/2005
  59414       301356           6,050        SF             6,050      1,400,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301263           6,260        SF             6,260      1,400,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301235           6,148        SF             6,148      1,400,000.00     As Is    Cushman & Wakefield     9/22/2005
  59414       301237           6,313        SF             6,313      1,400,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301281           8,200        SF             8,200      1,400,000.00     As Is    Cushman & Wakefield     10/1/2005
  59414       301143           6,260        SF             6,260      1,400,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301107           5,880        SF             5,880      1,400,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301011           8,600        SF             8,600      1,400,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       300888           4,990        SF             4,990      1,400,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300621           6,992        SF             6,992      1,400,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       301158           5,865        SF             5,865      1,317,665.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301228           6,260        SF             6,260      1,438,431.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301016           7,411        SF             7,411      1,492,544.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301220           6,260        SF             6,260      1,392,989.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301178           6,260        SF             6,260      1,445,216.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301290           6,260        SF             6,260      1,436,193.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301333           6,260        SF             6,260      1,431,030.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301148           5,880        SF             5,880      1,380,000.00     As Is    Cushman & Wakefield     9/29/2005
  59414       000382           9,170        SF             9,170      1,380,000.00     As Is    Cushman & Wakefield     9/8/2005
  59414       301245           6,260        SF             6,260      1,425,544.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301264           6,260        SF             6,260      1,423,128.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301022           7,336        SF             7,336      1,371,290.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301338           6,182        SF             6,182      1,326,453.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301261           6,372        SF             6,372      1,331,321.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301446           7,153        SF             7,153      1,359,700.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301209           6,260        SF             6,260      1,317,442.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301334           6,182        SF             6,182      1,310,389.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000034           6,365        SF             6,365      1,320,798.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000631           5,225        SF             5,225      1,268,236.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301020           6,572        SF             6,572      1,408,147.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301085           7,420        SF             7,420      1,350,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       000089           4,700        SF             4,700      1,350,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301399           6,206        SF             6,206      1,350,000.00     As Is    Cushman & Wakefield     9/23/2005
  59414       301348           6,182        SF             6,182      1,350,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301284           7,054        SF             7,054      1,350,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301205           6,260        SF             6,260      1,350,000.00     As Is    Cushman & Wakefield     10/12/2005
  59414       301160           7,471        SF             7,471      1,350,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301069           7,437        SF             7,437      1,350,000.00     As Is    Cushman & Wakefield     9/29/2005
  59414       300985           7,411        SF             7,411      1,350,000.00     As Is    Cushman & Wakefield     9/29/2005
  59414       300956           7,980        SF             7,980      1,350,000.00     As Is    Cushman & Wakefield     10/1/2005
  59414       300917           4,980        SF             4,980      1,350,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300911           7,244        SF             7,244      1,350,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       000079           7,280        SF             7,280      1,350,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       301217           6,260        SF             6,260      1,403,917.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301351           6,025        SF             6,025      1,398,869.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300814           6,700        SF             6,700      1,428,176.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000889           6,400        SF             6,400      1,308,054.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301266           6,260        SF             6,260      1,297,311.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301313           5,877        SF             5,877      1,275,819.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301200           6,260        SF             6,260      1,384,181.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301424           7,317        SF             7,317      1,329,539.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301478           5,567        SF             5,567      1,330,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301001           4,739        SF             4,739      1,330,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301165           5,879        SF             5,879      1,325,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301005           6,780        SF             6,780      1,290,151.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301102           7,471        SF             7,471      1,310,000.00     As Is    Cushman & Wakefield     10/14/2005
  59414       301226           6,259        SF             6,259      1,268,745.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301331           6,260        SF             6,260      1,300,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       300229           6,312        SF             6,312      1,300,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301295           6,260        SF             6,260      1,300,000.00     As Is    Cushman & Wakefield     9/9/2005
  59414       301305           6,260        SF             6,260      1,300,000.00     As Is    Cushman & Wakefield     9/24/2005
  59414       301277           6,260        SF             6,260      1,300,000.00     As Is    Cushman & Wakefield     9/9/2005
  59414       301298           6,260        SF             6,260      1,300,000.00     As Is    Cushman & Wakefield     9/7/2005
  59414       301254           6,260        SF             6,260      1,300,000.00     As Is    Cushman & Wakefield     9/9/2005
  59414       301249           6,201        SF             6,201      1,300,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       301010           4,860        SF             4,860      1,300,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301092           6,922        SF             6,922      1,300,000.00     As Is    Cushman & Wakefield     9/21/2005
  59414       300999           6,922        SF             6,922      1,300,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       300941           7,420        SF             7,420      1,300,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       300915           4,978        SF             4,978      1,300,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       300227           6,312        SF             6,312      1,300,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       000727           4,950        SF             4,950      1,197,352.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300900           8,064        SF             8,064      1,295,107.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301153           5,866        SF             5,866      1,336,717.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301166           6,260        SF             6,260      1,253,254.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301175           6,260        SF             6,260      1,250,313.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300914           4,972        SF             4,972      1,254,534.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301139           5,880        SF             5,880      1,310,997.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301196           4,739        SF             4,739      1,275,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       300222           7,410        SF             7,410      1,275,000.00     As Is    Cushman & Wakefield     9/19/2005
  59414       301336           6,032        SF             6,032      1,270,000.00     As Is    Cushman & Wakefield     9/24/2005
  59414       300216           7,680        SF             7,680      1,354,787.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301223           6,313        SF             6,313      1,260,000.00     As Is    Cushman & Wakefield     9/8/2005
  59414       300963           9,000        SF             9,000      1,260,000.00     As Is    Cushman & Wakefield     9/29/2005
  59414       301171           5,880        SF             5,880      1,307,659.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300226           6,312        SF             6,312      1,265,045.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301130           4,744        SF             4,744      1,155,790.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301156           5,880        SF             5,880      1,305,346.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300860           4,975        SF             4,975      1,250,000.00     As Is    Cushman & Wakefield     9/15/2005
  59414       300219           7,792        SF             7,792      1,250,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       301198           6,264        SF             6,264      1,250,000.00     As Is    Cushman & Wakefield     9/8/2005
  59414       301159           6,280        SF             6,280      1,250,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       300844           4,900        SF             4,900      1,250,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300926           4,975        SF             4,975      1,250,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300107           5,972        SF             5,972      1,250,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       000449           6,175        SF             6,175      1,243,134.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301078           7,437        SF             7,437      1,321,959.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000900           8,342        SF             8,342      1,262,925.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301071           5,959        SF             5,959      1,317,340.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301132           5,880        SF             5,880      1,281,493.00     As Is    Cushman & Wakefield     10/25/2005
  59414       071230           5,500        SF             5,500      1,167,693.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301117           5,800        SF             5,800      1,225,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       300862           4,978        SF             4,978      1,166,505.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301006           4,860        SF             4,860      1,103,186.00     As Is    Cushman & Wakefield     10/25/2005
  59414       071231           5,500        SF             5,500      1,155,001.00     As Is    Cushman & Wakefield     10/25/2005
  59414       071234           5,500        SF             5,500      1,148,531.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000749           8,300        SF             8,300      1,225,589.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300937           7,411        SF             7,411      1,294,620.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300902           4,982        SF             4,982      1,154,455.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300854           4,953        SF             4,953      1,149,211.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301257           6,260        SF             6,260      1,200,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       301244           6,270        SF             6,270      1,200,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       301193           6,254        SF             6,254      1,200,000.00     As Is    Cushman & Wakefield     9/7/2005
  59414       301026           4,860        SF             4,860      1,200,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300943           8,300        SF             8,300      1,200,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       000877          10,800        SF            10,800      1,200,000.00     As Is    Cushman & Wakefield     10/14/2005
  59414       301383           6,268        SF             6,268      1,200,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301211           6,260        SF             6,260      1,200,000.00     As Is    Cushman & Wakefield     9/29/2005
  59414       301138           5,880        SF             5,880      1,200,000.00     As Is    Cushman & Wakefield     9/9/2005
  59414       301046           5,861        SF             5,861      1,200,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301096           4,975        SF             4,975      1,200,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300832           4,860        SF             4,860      1,200,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       300881           5,984        SF             5,984      1,200,000.00     As Is    Cushman & Wakefield     9/8/2005
  59414       000344           5,130        SF             5,130      1,200,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300106           6,083        SF             6,083      1,185,770.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301028           6,922        SF             6,922      1,240,856.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301035           7,411        SF             7,411      1,277,512.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300842           8,138        SF             8,138      1,207,825.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301124           5,880        SF             5,880      1,175,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       300044           4,515        SF             4,515      1,175,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       300991           7,243        SF             7,243      1,175,000.00     As Is    Cushman & Wakefield     9/15/2005
  59414       300551           4,675        SF             4,675      1,175,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       300519           5,000        SF             5,000      1,175,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       300928           4,750        SF             4,750      1,115,043.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301274           6,260        SF             6,260      1,116,414.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300880           6,922        SF             6,922      1,216,575.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301297           6,259        SF             6,259      1,160,000.00     As Is    Cushman & Wakefield     9/20/2005
  59414       301177           6,260        SF             6,260      1,160,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       300909           4,978        SF             4,978      1,115,477.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300548           4,611        SF             4,611      1,150,000.00     As Is    Cushman & Wakefield     9/14/2005
  59414       000304           4,950        SF             4,950      1,150,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301019           7,411        SF             7,411      1,244,071.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300221           6,792        SF             6,792      1,110,699.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300848           4,860        SF             4,860      1,061,529.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300727           6,816        SF             6,816      1,125,143.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300966           4,988        SF             4,988      1,086,356.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301419           6,195        SF             6,195      1,099,327.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300835           5,160        SF             5,160      1,095,432.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301278           8,200        SF             8,200      1,125,000.00     As Is    Cushman & Wakefield     10/1/2005
  59414       000019           8,300        SF             8,300      1,140,418.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300892           4,978        SF             4,978      1,083,951.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300876           4,900        SF             4,900      1,114,979.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301049           7,200        SF             7,200      1,104,645.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301123           5,888        SF             5,888      1,290,209.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300228           6,312        SF             6,312      1,140,686.00     As Is    Cushman & Wakefield     10/25/2005
  59414       000277           7,280        SF             7,280      1,080,612.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301154           5,900        SF             5,900      1,100,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       301323           6,260        SF             6,260      1,100,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301349           6,182        SF             6,182      1,100,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301317           6,182        SF             6,182      1,100,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301100           4,975        SF             4,975      1,100,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       301061           4,980        SF             4,980      1,100,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       300935           4,978        SF             4,978      1,100,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       300940           4,750        SF             4,750      1,100,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       300877           4,975        SF             4,975      1,100,000.00     As Is    Cushman & Wakefield     9/28/2005
  59414       300834           4,961        SF             4,961      1,100,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       300502           4,700        SF             4,700      1,100,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       300354           4,720        SF             4,720      1,100,000.00     As Is    Cushman & Wakefield     9/16/2005
  59414       300865           4,972        SF             4,972      1,100,000.00     As Is    Cushman & Wakefield     9/27/2005
  59414       000533           4,521        SF             4,521       980,222.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300944           7,471        SF             7,471      1,080,000.00     As Is    Cushman & Wakefield     9/30/2005
  59414       301080           4,738        SF             4,738       997,183.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300969           4,949        SF             4,949      1,079,835.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300827           4,860        SF             4,860      1,026,854.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300380           4,553        SF             4,553      1,050,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       301174           5,880        SF             5,880      1,050,000.00     As Is    Cushman & Wakefield     10/14/2005
  59414       300850           4,900        SF             4,900      1,050,000.00     As Is    Cushman & Wakefield     10/4/2005
  59414       300733           4,889        SF             4,889      1,050,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       300578           4,710        SF             4,710      1,050,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       300947           4,982        SF             4,982       968,864.00      As Is    Cushman & Wakefield     10/25/2005
  59414       301207           6,260        SF             6,260      1,008,845.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301355           6,182        SF             6,182      1,012,910.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300235           4,670        SF             4,670       932,947.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300996           6,464        SF             6,464      1,030,000.00     As Is    Cushman & Wakefield     9/26/2005
  59414       300852           4,860        SF             4,860      1,025,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       300950           4,828        SF             4,828      1,040,316.00     As Is    Cushman & Wakefield     10/25/2005
  59414       070456           3,697        SF             3,697       941,302.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300822           4,950        SF             4,950      1,161,514.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301246           6,260        SF             6,260       989,213.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300556           4,629        SF             4,629       951,998.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300952           4,860        SF             4,860       930,592.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300821           4,860        SF             4,860      1,154,059.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301136           4,698        SF             4,698      1,022,585.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300908           4,978        SF             4,978      1,000,000.00     As Is    Cushman & Wakefield     10/1/2005
  59414       300898           4,860        SF             4,860      1,000,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       300887           4,881        SF             4,881      1,000,000.00     As Is    Cushman & Wakefield     9/9/2005
  59414       300383           4,654        SF             4,654      1,000,000.00     As Is    Cushman & Wakefield     10/7/2005
  59414       301679           5,300        SF             5,300      1,000,000.00     As Is    Cushman & Wakefield     9/21/2005
  59414       301093           4,739        SF             4,739      1,000,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       301021           4,860        SF             4,860      1,000,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300934           4,978        SF             4,978      1,000,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300879           4,974        SF             4,974      1,000,000.00     As Is    Cushman & Wakefield     10/6/2005
  59414       300885           4,972        SF             4,972      1,000,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300793           4,975        SF             4,975      1,000,000.00     As Is    Cushman & Wakefield     9/13/2005
  59414       300839          10,412        SF            10,412      1,000,000.00     As Is    Cushman & Wakefield     10/5/2005
  59414       300738           4,900        SF             4,900      1,000,000.00     As Is    Cushman & Wakefield     10/3/2005
  59414       000655           7,500        SF             7,500      1,000,000.00     As Is    Cushman & Wakefield     9/9/2005
  59414       300871           4,975        SF             4,975       923,790.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300792           5,232        SF             5,232      1,026,186.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300806           5,241        SF             5,241      1,020,928.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300913           6,510        SF             6,510       960,210.00      As Is    Cushman & Wakefield     10/25/2005
  59414       000893           8,318        SF             8,318      1,020,723.00     As Is    Cushman & Wakefield     10/25/2005
  59414       300525           4,500        SF             4,500       958,451.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300907           4,978        SF             4,978       913,826.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300774           4,860        SF             4,860       994,428.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300920           4,990        SF             4,990      1,003,061.00     As Is    Cushman & Wakefield     10/25/2005
  59414       073004           5,300        SF             5,300       975,000.00      As Is    Cushman & Wakefield     9/16/2005
  59414       301283           4,747        SF             4,747       975,000.00      As Is    Cushman & Wakefield     9/13/2005
  59414       300803           4,900        SF             4,900       899,892.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300891           4,978        SF             4,978       970,000.00      As Is    Cushman & Wakefield     9/30/2005
  59414       300851           4,978        SF             4,978       970,000.00      As Is    Cushman & Wakefield     10/6/2005
  59414       301037           4,738        SF             4,738       986,722.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300223           6,312        SF             6,312       928,806.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300949           4,860        SF             4,860       950,000.00      As Is    Cushman & Wakefield     10/3/2005
  59414       300932           4,860        SF             4,860       950,000.00      As Is    Cushman & Wakefield     9/26/2005
  59414       300921           4,975        SF             4,975       950,000.00      As Is    Cushman & Wakefield     9/24/2005
  59414       300813           4,900        SF             4,900       950,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       300811           4,989        SF             4,989       950,000.00      As Is    Cushman & Wakefield     9/26/2005
  59414       300791           4,860        SF             4,860       950,000.00      As Is    Cushman & Wakefield     9/21/2005
  59414       300533           4,500        SF             4,500       950,000.00      As Is    Cushman & Wakefield     9/13/2005
  59414       300790           4,999        SF             4,999       872,478.00      As Is    Cushman & Wakefield     10/25/2005
  59414       301007           4,860        SF             4,860       873,904.00      As Is    Cushman & Wakefield     10/25/2005
  59414       000485           8,300        SF             8,300       940,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       301307           6,313        SF             6,313       925,000.00      As Is    Cushman & Wakefield     9/9/2005
  59414       300818           4,900        SF             4,900       855,923.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300658           5,100        SF             5,100       849,325.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300670           4,488        SF             4,488       798,609.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300379           4,654        SF             4,654       866,169.00      As Is    Cushman & Wakefield     10/25/2005
  59414       301247           4,738        SF             4,738       900,000.00      As Is    Cushman & Wakefield     9/28/2005
  59414       300942           8,190        SF             8,190       900,000.00      As Is    Cushman & Wakefield     10/7/2005
  59414       300737           4,900        SF             4,900       900,000.00      As Is    Cushman & Wakefield     10/3/2005
  59414       301403           6,614        SF             6,614       900,000.00      As Is    Cushman & Wakefield     9/23/2005
  59414       300152           3,940        SF             3,940       798,904.00      As Is    Cushman & Wakefield     10/25/2005
  59414       301129           6,000        SF             6,000       860,145.00      As Is    Cushman & Wakefield     10/25/2005
  59414       301009           6,942        SF             6,942       880,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       301268           6,260        SF             6,260       858,044.00      As Is    Cushman & Wakefield     10/25/2005
  59414       301233           6,313        SF             6,313       861,170.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300301           4,679        SF             4,679       836,102.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300923           4,860        SF             4,860      1,004,478.00     As Is    Cushman & Wakefield     10/25/2005
  59414       301255           6,313        SF             6,313       852,099.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300872           4,860        SF             4,860       875,000.00      As Is    Cushman & Wakefield     10/1/2005
  59414       300936           4,254        SF             4,254       782,091.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300925           4,978        SF             4,978       870,000.00      As Is    Cushman & Wakefield     9/30/2005
  59414       000490           7,500        SF             7,500       870,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       300819           4,900        SF             4,900       808,317.00      As Is    Cushman & Wakefield     10/25/2005
  59414       000061           7,125        SF             7,125       857,346.00      As Is    Cushman & Wakefield     10/25/2005
  59414       301195           6,260        SF             6,260       860,000.00      As Is    Cushman & Wakefield     10/13/2005
  59414       301150           5,880        SF             5,880       833,587.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300945           5,024        SF             5,024       780,216.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300671           5,120        SF             5,120       795,051.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300868           4,978        SF             4,978       850,000.00      As Is    Cushman & Wakefield     10/1/2005
  59414       300901           4,860        SF             4,860       976,743.00      As Is    Cushman & Wakefield     10/25/2005
  59414       000548           7,800        SF             7,800       866,396.00      As Is    Cushman & Wakefield     10/25/2005
  59414       000813           4,000        SF             4,000       722,173.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300910           4,978        SF             4,978       825,000.00      As Is    Cushman & Wakefield     9/13/2005
  59414       300830           4,860        SF             4,860       825,000.00      As Is    Cushman & Wakefield     9/13/2005
  59414       301260           6,260        SF             6,260       825,000.00      As Is    Cushman & Wakefield     9/9/2005
  59414       300955           4,978        SF             4,978       825,000.00      As Is    Cushman & Wakefield     10/1/2005
  59414       300912           4,978        SF             4,978       825,000.00      As Is    Cushman & Wakefield     9/27/2005
  59414       300342           4,524        SF             4,524       819,328.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300870           4,860        SF             4,860       942,477.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300837           3,740        SF             3,740       697,106.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300905           4,900        SF             4,900       938,962.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300954           4,860        SF             4,860       800,000.00      As Is    Cushman & Wakefield     10/1/2005
  59414       300863           4,978        SF             4,978       800,000.00      As Is    Cushman & Wakefield     9/13/2005
  59414       300896           4,870        SF             4,870       723,009.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300331           5,414        SF             5,414       863,201.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300764           4,995        SF             4,995       706,861.00      As Is    Cushman & Wakefield     10/25/2005
  59414       301272           6,260        SF             6,260       775,000.00      As Is    Cushman & Wakefield     9/8/2005
  59414       301059           4,700        SF             4,700       775,000.00      As Is    Cushman & Wakefield     10/7/2005
  59414       300309           4,625        SF             4,625       694,747.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300841           6,048        SF             6,048       740,542.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300371           4,680        SF             4,680       684,364.00      As Is    Cushman & Wakefield     10/25/2005
  59414       301208           6,260        SF             6,260       750,000.00      As Is    Cushman & Wakefield     9/9/2005
  59414       000719           3,000        SF             3,000       750,000.00      As Is    Cushman & Wakefield     10/7/2005
  59414       000023           4,692        SF             4,692       661,146.00      As Is    Cushman & Wakefield     10/25/2005
  59414       000455           6,000        SF             6,000       688,279.00      As Is    Cushman & Wakefield     10/25/2005
  59414       000063           7,392        SF             7,392       740,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       301164           5,880        SF             5,880       740,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       300170           4,700        SF             4,700       657,711.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300674           4,590        SF             4,590       666,342.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300215           6,292        SF             6,292       720,000.00      As Is    Cushman & Wakefield     10/13/2005
  59414       300184           4,600        SF             4,600       636,557.00      As Is    Cushman & Wakefield     10/25/2005
  59414       305011           3,336        SF             3,336       700,000.00      As Is    Cushman & Wakefield     9/11/2005
  59414       300815           3,910        SF             3,910       700,000.00      As Is    Cushman & Wakefield     10/11/2005
  59414       300665           3,570        SF             3,570       700,000.00      As Is    Cushman & Wakefield     9/16/2005
  59414       000361           7,800        SF             7,800       700,000.00      As Is    Cushman & Wakefield     9/8/2005
  59414       300725           3,775        SF             3,775       693,532.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300345           4,250        SF             4,250       608,973.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300951           4,900        SF             4,900       625,060.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300021           5,257        SF             5,257       675,000.00      As Is    Cushman & Wakefield     9/14/2005
  59414       300864           4,978        SF             4,978       620,573.00      As Is    Cushman & Wakefield     10/25/2005
  59414       000213           7,380        SF             7,380       670,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       000262           4,200        SF             4,200       888,673.00      As Is    Cushman & Wakefield     10/25/2005
  59414       000161           7,015        SF             7,015       667,260.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300847           4,978        SF             4,978       603,062.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300869           4,978        SF             4,978       596,531.00      As Is    Cushman & Wakefield     10/25/2005
  59414       301258           6,260        SF             6,260       650,000.00      As Is    Cushman & Wakefield     9/23/2005
  59414       300056           4,655        SF             4,655       828,715.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300829           4,900        SF             4,900       583,643.00      As Is    Cushman & Wakefield     10/25/2005
  59414       000633           3,600        SF             3,600       625,000.00      As Is    Cushman & Wakefield     9/29/2005
  59414       300065           4,669        SF             4,669       556,621.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300689           3,468        SF             3,468       600,000.00      As Is    Cushman & Wakefield     9/30/2005
  59414       300545           4,679        SF             4,679       600,000.00      As Is    Cushman & Wakefield     10/7/2005
  59414       000547           4,500        SF             4,500       897,658.00      As Is    Cushman & Wakefield     10/25/2005
  59414       000068           6,130        SF             6,130       542,372.00      As Is    Cushman & Wakefield     10/25/2005
  59414       070220           3,500        SF             3,500       540,000.00      As Is    Cushman & Wakefield     9/28/2005
  59414       300788           4,900        SF             4,900       540,000.00      As Is    Cushman & Wakefield     10/7/2005
  59414       070210           3,456        SF             3,456       530,000.00      As Is    Cushman & Wakefield     9/23/2005
  59414       301033           4,920        SF             4,920       520,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       300802           4,950        SF             4,950       520,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       000637           1,600        SF             1,600       500,000.00      As Is    Cushman & Wakefield     10/7/2005
  59414       300859           4,900        SF             4,900       500,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       300375           4,625        SF             4,625       475,000.00      As Is    Cushman & Wakefield     10/8/2005
  59414       300195           5,159        SF             5,159       500,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       300160           4,600        SF             4,600       480,000.00      As Is    Cushman & Wakefield     10/12/2005
  59414       301023           4,860        SF             4,860       460,000.00      As Is    Cushman & Wakefield     10/4/2005
  59414       300771           4,900        SF             4,900       460,000.00      As Is    Cushman & Wakefield     10/5/2005
  59414       300563           4,670        SF             4,670       350,000.00      As Is    Cushman & Wakefield     10/4/2005
  59414       000230           2,500        SF             2,500       350,000.00      As Is    Cushman & Wakefield     10/3/2005
  59414       300297           4,700        SF             4,700       320,000.00      As Is    Cushman & Wakefield     10/25/2005
  59414       300210           4,634        SF             4,634       320,000.00      As Is    Cushman & Wakefield     10/25/2005
  59414       071233           5,500        SF             5,500       320,000.00      As Is    Cushman & Wakefield     9/15/2005
-----------------------------------------------------------------------------------------------------------------------------------
  59414      Various       5,119,320        SF           5,119,320     1,101,357,835   As Is    Cushman & Wakefield      Various
===================================================================================================================================

 LOAN                         SEISMIC    SEISMIC                  GROUND     GROUND LEASE      TIC          CONDO
NUMBER          CENTER #     INSURANCE     PML%   LIEN POSITION    LEASE    MATURITY DATE    STRUCTURE    STRUCTURE
------          --------     ---------     ----   -------------    -----    -------------    ---------    ---------

  59414         301481         Yes                   First         Fee                         No           No
  59414         000139         Yes                   First         Fee                         No           No
  59414         301733         Yes         9%        First         Fee                         No           No
  59414         301542         Yes                   First         Fee                         No           No
  59414         301486         Yes                   First         Fee                         No           No
  59414         301455         Yes        13%        First         Fee                         No           No
  59414         301808         Yes                   First         Fee                         No           No
  59414         000260         Yes                   First         Fee                         No           No
  59414         301743         Yes                   First         Fee                         No           No
  59414         301751         Yes                   First         Fee                         No           No
  59414         301494         Yes                   First         Fee                         No           No
  59414         000874         Yes        10%        First         Fee                         No           No
  59414         303042         Yes                   First         Fee                         No           No
  59414         301800         Yes                   First         Fee                         No           No
  59414         301728         Yes                   First         Fee                         No           No
  59414         301755         Yes                   First         Fee                         No           No
  59414         301770         Yes         6%        First         Fee                         No           No
  59414         301674         Yes                   First         Fee                         No           No
  59414         301825         Yes                   First         Fee                         No           No
  59414         301780         Yes                   First         Fee                         No           No
  59414         000112         Yes                   First         Fee                         No           No
  59414         301767         Yes         8%        First         Fee                         No           No
  59414         301675         Yes                   First         Fee                         No           No
  59414         301459         Yes                   First         Fee                         No           No
  59414         301101         Yes        12%        First         Fee                         No           No
  59414         301609         Yes                   First         Fee                         No           No
  59414         301633         Yes                   First         Fee                         No           No
  59414         301666         Yes        12%        First         Fee                         No           No
  59414         301769         Yes                   First         Fee                         No           No
  59414         301626         Yes        18%        First         Fee                         No           No
  59414         301704         Yes                   First         Fee                         No           No
  59414         301724         Yes        11%        First         Fee                         No           No
  59414         301714         Yes                   First         Fee                         No           No
  59414         301659         Yes         6%        First         Fee                         No           No
  59414         301777         Yes                   First         Fee                         No           No
  59414         000510         Yes                   First         Fee                         No           No
  59414         301625         Yes                   First         Fee                         No           No
  59414         301697         Yes         6%        First         Fee                         No           No
  59414         301698         Yes         8%        First         Fee                         No           No
  59414         301551         Yes        16%        First         Fee                         No           No
  59414         301598         Yes                   First         Fee                         No           No
  59414         301652         Yes                   First         Fee                         No           No
  59414         301624         Yes         9%        First         Fee                         No           No
  59414         301790         Yes                   First         Fee                         No           No
  59414         301727         Yes                   First         Fee                         No           No
  59414         301588         Yes                   First         Fee                         No           No
  59414         000187         Yes                   First         Fee                         No           No
  59414         301711         Yes                   First         Fee                         No           No
  59414         301664         Yes                   First         Fee                         No           No
  59414         301632         Yes                   First         Fee                         No           No
  59414         301604         Yes        11%        First         Fee                         No           No
  59414         301730         Yes                   First         Fee                         No           No
  59414         301575         Yes                   First         Fee                         No           No
  59414         000619         Yes                   First         Fee                         No           No
  59414         301586         Yes                   First         Fee                         No           No
  59414         300974         Yes                   First         Fee                         No           No
  59414         301608         Yes                   First         Fee                         No           No
  59414         303081         Yes                   First         Fee                         No           No
  59414         301701         Yes                   First         Fee                         No           No
  59414         300873         Yes        15%        First         Fee                         No           No
  59414         301601         Yes                   First         Fee                         No           No
  59414         301088         Yes        13%        First         Fee                         No           No
  59414         301543         Yes                   First         Fee                         No           No
  59414         301785         Yes                   First         Fee                         No           No
  59414         301691         Yes                   First         Fee                         No           No
  59414         301648         Yes         8%        First         Fee                         No           No
  59414         301673         Yes                   First         Fee                         No           No
  59414         301651         Yes                   First         Fee                         No           No
  59414         301187         Yes        16%        First         Fee                         No           No
  59414         301493         Yes                   First         Fee                         No           No
  59414         301741         Yes                   First         Fee                         No           No
  59414         301531         Yes                   First         Fee                         No           No
  59414         000722         Yes                   First         Fee                         No           No
  59414         000291         Yes                   First         Fee                         No           No
  59414         301752         Yes                   First         Fee                         No           No
  59414         301622         Yes                   First         Fee                         No           No
  59414         301502         Yes                   First         Fee                         No           No
  59414         301810         Yes                   First         Fee                         No           No
  59414         301623         Yes         7%        First         Fee                         No           No
  59414         301641         Yes                   First         Fee                         No           No
  59414         000557         Yes                   First         Fee                         No           No
  59414         000313         Yes                   First         Fee                         No           No
  59414         301034         Yes        13%        First         Fee                         No           No
  59414         301434         Yes                   First         Fee                         No           No
  59414         301795         Yes                   First         Fee                         No           No
  59414         301612         Yes                   First         Fee                         No           No
  59414         301378         Yes                   First         Fee                         No           No
  59414         301720         Yes                   First         Fee                         No           No
  59414         301180         Yes         9%        First         Fee                         No           No
  59414         301522         Yes                   First         Fee                         No           No
  59414         301580         Yes         8%        First         Fee                         No           No
  59414         071120         Yes                   First         Fee                         No           No
  59414         303078         Yes                   First         Fee                         No           No
  59414         301676         Yes                   First         Fee                         No           No
  59414         301603         Yes                   First         Fee                         No           No
  59414         301657         Yes                   First         Fee                         No           No
  59414         000318         Yes                   First         Fee                         No           No
  59414         301051         Yes        10%        First         Fee                         No           No
  59414         000415         Yes                   First         Fee                         No           No
  59414         301572         Yes                   First         Fee                         No           No
  59414         300838         Yes         9%        First         Fee                         No           No
  59414         000645         Yes                   First         Fee                         No           No
  59414         301558         Yes                   First         Fee                         No           No
  59414         301487         Yes                   First         Fee                         No           No
  59414         301654         Yes                   First         Fee                         No           No
  59414         301789         Yes                   First         Fee                         No           No
  59414         301063         Yes         8%        First         Fee                         No           No
  59414         300878         Yes        13%        First         Fee                         No           No
  59414         000225         Yes                   First         Fee                         No           No
  59414         301497         Yes                   First         Fee                         No           No
  59414         301715         Yes                   First         Fee                         No           No
  59414         301546         Yes                   First         Fee                         No           No
  59414         301029         Yes                   First         Fee                         No           No
  59414         301553         Yes                   First         Fee                         No           No
  59414         000091         Yes                   First         Fee                         No           No
  59414         000523         Yes                   First         Fee                         No           No
  59414         301027         Yes         7%        First         Fee                         No           No
  59414         000090         Yes                   First         Fee                         No           No
  59414         301561         Yes                   First         Fee                         No           No
  59414         000235         Yes                   First         Fee                         No           No
  59414         301039         Yes        11%        First         Fee                         No           No
  59414         300962         Yes        12%        First         Fee                         No           No
  59414         301485         Yes                   First         Fee                         No           No
  59414         301077         Yes                   First         Fee                         No           No
  59414         000253         Yes                   First         Fee                         No           No
  59414         000856         Yes                   First         Fee                         No           No
  59414         301721         Yes                   First         Fee                         No           No
  59414         071121         YES                   First         Fee                         No           No
  59414         301062         Yes         8%        First         Fee                         No           No
  59414         000143         Yes                   First         Fee                         No           No
  59414         301015         Yes         7%        First         Fee                         No           No
  59414         300998         Yes         6%        First         Fee                         No           No
  59414         300906         Yes                   First         Fee                         No           No
  59414         000373         Yes                   First         Fee                         No           No
  59414         301030         Yes                   First         Fee                         No           No
  59414         000099         Yes                   First         Fee                         No           No
  59414         300897         Yes         7%        First         Fee                         No           No
  59414         000142         Yes                   First         Fee                         No           No
  59414         074022         Yes                   First         Fee                         No           No
  59414         300805         Yes                   First         Fee                         No           No
  59414         301518         Yes                   First         Fee                         No           No
  59414         300882         Yes         8%        First         Fee                         No           No
  59414         300858         Yes        13%        First         Fee                         No           No
  59414         301181         Yes        17%        First         Fee                         No           No
  59414         301048         Yes        16%        First         Fee                         No           No
  59414         000620         Yes                   First         Fee                         No           No
  59414         301412         Yes                   First         Fee                         No           No
  59414         301105         Yes         7%        First         Fee                         No           No
  59414         301540         Yes                   First         Fee                         No           No
  59414         301499         Yes                   First         Fee                         No           No
  59414         301221         Yes                   First         Fee                         No           No
  59414         301076         Yes        10%        First         Fee                         No           No
  59414         301018         YES                   First         Fee                         No           No
  59414         300971         Yes         7%        First         Fee                         No           No
  59414         300976         Yes                   First         Fee                         No           No
  59414         000100         Yes                   First         Fee                         No           No
  59414         301523         Yes                   First         Fee                         No           No
  59414         302500         Yes                   First         Fee                         No           No
  59414         300820         Yes         8%        First         Fee                         No           No
  59414         301103         Yes                   First         Fee                         No           No
  59414         000897         Yes                   First         Fee                         No           No
  59414         301548         Yes                   First         Fee                         No           No
  59414         301176         Yes        17%        First         Fee                         No           No
  59414         300970         Yes        11%        First         Fee                         No           No
  59414         301172         Yes        15%        First         Fee                         No           No
  59414         301065         Yes        15%        First         Fee                         No           No
  59414         000493         Yes                   First         Fee                         No           No
  59414         301818         Yes                   First         Fee                         No           No
  59414         300845         Yes        12%        First         Fee                         No           No
  59414         301115         Yes         6%        First         Fee                         No           No
  59414         300977         Yes                   First         Fee                         No           No
  59414         301528         Yes                   First         Fee                         No           No
  59414         301358         Yes         8%        First         Fee                         No           No
  59414         301315         Yes                   First         Fee                         No           No
  59414         300867         Yes         7%        First         Fee                         No           No
  59414         301416         Yes                   First         Fee                         No           No
  59414         301163         Yes        12%        First         Fee                         No           No
  59414         300975         Yes                   First         Fee                         No           No
  59414         300861         Yes                   First         Fee                         No           No
  59414         301490         Yes                   First         Fee                         No           No
  59414         300874         Yes                   First         Fee                         No           No
  59414         000757         Yes                   First         Fee                         No           No
  59414         301248         Yes         8%        First         Fee                         No           No
  59414         000551         Yes                   First         Fee                         No           No
  59414         301681         Yes                   First         Fee                         No           No
  59414         000066         Yes                   First         Fee                         No           No
  59414         301042         Yes         6%        First         Fee                         No           No
  59414         000224         Yes                   First         Fee                         No           No
  59414         301392         Yes                   First         Fee                         No           No
  59414         300938         Yes         9%        First         Fee                         No           No
  59414         301432         Yes                   First         Fee                         No           No
  59414         000323         Yes                   First         Fee                         No           No
  59414         301086         Yes                   First         Fee                         No           No
  59414         000168         Yes                   First         Fee                         No           No
  59414         300990         Yes                   First         Fee                         No           No
  59414         301308         Yes        14%        First         Fee                         No           No
  59414         000837         Yes                   First         Fee                         No           No
  59414         301232         Yes                   First         Fee                         No           No
  59414         000888         Yes                   First         Fee                         No           No
  59414         300986         Yes         6%        First         Fee                         No           No
  59414         000150         Yes                   First         Fee                         No           No
  59414         300982         Yes         6%        First         Fee                         No           No
  59414         000073         Yes                   First         Fee                         No           No
  59414         300995         Yes                   First         Fee                         No           No
  59414         301056         Yes         5%        First         Fee                         No           No
  59414         301433         Yes                   First         Fee                         No           No
  59414         301288         Yes                   First         Fee                         No           No
  59414         301279         Yes                   First         Fee                         No           No
  59414         301004         Yes        10%        First         Fee                         No           No
  59414         301480         Yes                   First         Fee                         No           No
  59414         000539         Yes                   First         Fee                         No           No
  59414         000574         Yes                   First         Fee                         No           No
  59414         301073         Yes         9%        First         Fee                         No           No
  59414         000379         Yes                   First         Fee                         No           No
  59414         000741         Yes                   First         Fee                         No           No
  59414         000417         Yes                   First         Fee                         No           No
  59414         300224         Yes                   First         Fee                         No           No
  59414         301368         Yes                   First         Fee                         No           No
  59414         301476         Yes                   First         Fee                         No           No
  59414         301335         Yes        18%        First         Fee                         No           No
  59414         301126         Yes        11%        First         Fee                         No           No
  59414         301098         Yes         6%        First         Fee                         No           No
  59414         301050         Yes                   First         Fee                         No           No
  59414         300833         Yes        10%        First         Fee                         No           No
  59414         000435         Yes                   First         Fee                         No           No
  59414         000543         Yes                   First         Fee                         No           No
  59414         000748         Yes                   First         Fee                         No           No
  59414         301094         Yes                   First         Fee                         No           No
  59414         301090         Yes        15%        First         Fee                         No           No
  59414         000773         Yes                   First         Fee                         No           No
  59414         000564         Yes                   First         Fee                         No           No
  59414         301227         Yes        15%        First         Fee                         No           No
  59414         000759         Yes                   First         Fee                         No           No
  59414         300997         Yes         9%        First         Fee                         No           No
  59414         000413         Yes                   First         Fee                         No           No
  59414         301089         Yes                   First         Fee                         No           No
  59414         300782         Yes        13%        First         Fee                         No           No
  59414         300960         Yes        10%        First         Fee                         No           No
  59414         000366         Yes                   First         Fee                         No           No
  59414         301280         Yes                   First         Fee                         No           No
  59414         301186         Yes        10%        First         Fee                         No           No
  59414         300930         YES                   First         Fee                         No           No
  59414         301829         Yes                   First         Fee                         No           No
  59414         000540         Yes                   First         Fee                         No           No
  59414         301319         Yes                   First         Fee                         No           No
  59414         301382         Yes                   First         Fee                         No           No
  59414         301038         Yes                   First         Fee                         No           No
  59414         300972         Yes                   First         Fee                         No           No
  59414         000866         Yes                   First         Fee                         No           No
  59414         301398         Yes                   First         Fee                         No           No
  59414         300989         Yes                   First         Fee                         No           No
  59414         301397         Yes        11%        First         Fee                         No           No
  59414         301072         Yes                   First         Fee                         No           No
  59414         301025         Yes                   First         Fee                         No           No
  59414         301087         Yes                   First         Fee                         No           No
  59414         301242         Yes                   First         Fee                         No           No
  59414         000049         Yes                   First         Fee                         No           No
  59414         300218         Yes        16%        First         Fee                         No           No
  59414         301326         Yes                   First         Fee                         No           No
  59414         300922         Yes                   First         Fee                         No           No
  59414         000827         Yes                   First         Fee                         No           No
  59414         301162         Yes        10%        First         Fee                         No           No
  59414         301259         Yes                   First         Fee                         No           No
  59414         301465         Yes                   First         Fee                         No           No
  59414         000869         Yes                   First         Fee                         No           No
  59414         301402         Yes                   First         Fee                         No           No
  59414         301363         Yes                   First         Fee                         No           No
  59414         301352         Yes                   First         Fee                         No           No
  59414         301311         Yes                   First         Fee                         No           No
  59414         301291         Yes                   First         Fee                         No           No
  59414         301118         Yes                   First         Fee                         No           No
  59414         301152         Yes        10%        First         Fee                         No           No
  59414         300993         Yes        11%        First         Fee                         No           No
  59414         301147         Yes        11%        First         Fee                         No           No
  59414         301104         Yes                   First         Fee                         No           No
  59414         300987         Yes         6%        First         Fee                         No           No
  59414         300518         Yes                   First         Fee                         No           No
  59414         301212         Yes                   First         Fee                         No           No
  59414         000584         Yes                   First         Fee                         No           No
  59414         301109         Yes                   First         Fee                         No           No
  59414         301091         Yes                   First         Fee                         No           No
  59414         000086         Yes                   First         Fee                         No           No
  59414         301067         Yes                   First         Fee                         No           No
  59414         301405         Yes                   First         Fee                         No           No
  59414         301327         Yes                   First         Fee                         No           No
  59414         301141         Yes                   First         Fee                         No           No
  59414         301111         Yes                   First         Fee                         No           No
  59414         301373         Yes        14%        First         Fee                         No           No
  59414         301043         Yes                   First         Fee                         No           No
  59414         000772         Yes                   First         Fee                         No           No
  59414         301364         Yes                   First         Fee                         No           No
  59414         301179         Yes                   First         Fee                         No           No
  59414         300801         Yes                   First         Fee                         No           No
  59414         301477         Yes                   First         Fee                         No           No
  59414         301388         Yes                   First         Fee                         No           No
  59414         301201         Yes                   First         Fee                         No           No
  59414         300924         Yes                   First         Fee                         No           No
  59414         300889         Yes                   First         Fee                         No           No
  59414         301678         Yes                   First         Fee                         No           No
  59414         301070         Yes                   First         Fee                         No           No
  59414         300809         Yes        10%        First         Fee                         No           No
  59414         301170         Yes                   First         Fee                         No           No
  59414         000541         Yes                   First         Fee                         No           No
  59414         000159         Yes                   First         Fee                         No           No
  59414         301483         Yes                   First         Fee                         No           No
  59414         301273         Yes                   First         Fee                         No           No
  59414         301167         Yes                   First         Fee                         No           No
  59414         301169         Yes                   First         Fee                         No           No
  59414         300983         Yes                   First         Fee                         No           No
  59414         301353         Yes                   First         Fee                         No           No
  59414         300931         Yes                   First         Fee                         No           No
  59414         305003         Yes                   First         Fee                         No           No
  59414         301389         Yes                   First         Fee                         No           No
  59414         301328         Yes                   First         Fee                         No           No
  59414         301082         Yes                   First         Fee                         No           No
  59414         301054         Yes        10%        First         Fee                         No           No
  59414         301068         Yes                   First         Fee                         No           No
  59414         000829         Yes                   First         Fee                         No           No
  59414         000071         Yes                   First         Fee                         No           No
  59414         301340         Yes                   First         Fee                         No           No
  59414         301267         Yes                   First         Fee                         No           No
  59414         301229         Yes                   First         Fee                         No           No
  59414         301215         Yes                   First         Fee                         No           No
  59414         301161         Yes                   First         Fee                         No           No
  59414         301045         Yes         8%        First         Fee                         No           No
  59414         301064         Yes                   First         Fee                         No           No
  59414         300964         Yes                   First         Fee                         No           No
  59414         000604         Yes                   First         Fee                         No           No
  59414         000834         Yes                   First         Fee                         No           No
  59414         301302         Yes                   First         Fee                         No           No
  59414         301379         Yes                   First         Fee                         No           No
  59414         301185         Yes                   First         Fee                         No           No
  59414         300959         YES                   First         Fee                         No           No
  59414         300967         Yes                   First         Fee                         No           No
  59414         301316         Yes                   First         Fee                         No           No
  59414         301157         Yes                   First         Fee                         No           No
  59414         000552         Yes                   First         Fee                         No           No
  59414         301120         Yes                   First         Fee                         No           No
  59414         070457         Yes                   First         Fee                         No           No
  59414         301390         Yes                   First         Fee                         No           No
  59414         300968         Yes                   First         Fee                         No           No
  59414         000468         Yes                   First         Fee                         No           No
  59414         301377         Yes                   First         Fee                         No           No
  59414         300884         Yes                   First         Fee                         No           No
  59414         301079         Yes                   First         Fee                         No           No
  59414         301095         Yes                   First         Fee                         No           No
  59414         301002         Yes                   First         Fee                         No           No
  59414         300978         Yes                   First         Fee                         No           No
  59414         301369         Yes        15%        First         Fee                         No           No
  59414         301303         Yes                   First         Fee                         No           No
  59414         301270         Yes                   First         Fee                         No           No
  59414         301031         Yes                   First         Fee                         No           No
  59414         300953         Yes                   First         Fee                         No           No
  59414         300939         Yes                   First         Fee                         No           No
  59414         300886         Yes                   First         Fee                         No           No
  59414         000565         Yes                   First         Fee                         No           No
  59414         300776         Yes                   First         Fee                         No           No
  59414         301401         Yes                   First         Fee                         No           No
  59414         300620         Yes                   First         Fee                         No           No
  59414         000002         Yes                   First         Fee                         No           No
  59414         301142         Yes                   First         Fee                         No           No
  59414         000875         Yes                   First         Fee                         No           No
  59414         300800         Yes                   First         Fee                         No           No
  59414         300895         Yes                   First         Fee                         No           No
  59414         300828         Yes                   First         Fee                         No           No
  59414         301047         Yes                   First         Fee                         No           No
  59414         301084         Yes                   First         Fee                         No           No
  59414         301343         Yes                   First         Fee                         No           No
  59414         301218         Yes                   First         Fee                         No           No
  59414         301003         Yes                   First         Fee                         No           No
  59414         300992         Yes                   First         Fee                         No           No
  59414         301341         Yes                   First         Fee                         No           No
  59414         301190         Yes                   First         Fee                         No           No
  59414         301813         Yes                   First         Fee                         No           No
  59414         301269         Yes                   First         Fee                         No           No
  59414         301241         Yes                   First         Fee                         No           No
  59414         301066         Yes                   First         Fee                         No           No
  59414         301041         Yes                   First         Fee                         No           No
  59414         300957         Yes                   First         Fee                         No           No
  59414         301380         Yes                   First         Fee                         No           No
  59414         301356         YES                   First         Fee                         No           No
  59414         301263         Yes                   First         Fee                         No           No
  59414         301235         Yes         6%        First         Fee                         No           No
  59414         301237         Yes                   First         Fee                         No           No
  59414         301281         Yes                   First         Fee                         No           No
  59414         301143         Yes                   First         Fee                         No           No
  59414         301107         Yes                   First         Fee                         No           No
  59414         301011         Yes                   First         Fee                         No           No
  59414         300888         Yes                   First         Fee                         No           No
  59414         300621         Yes                   First         Fee                         No           No
  59414         301158         Yes                   First         Fee                         No           No
  59414         301228         Yes                   First         Fee                         No           No
  59414         301016         Yes                   First         Fee                         No           No
  59414         301220         Yes                   First         Fee                         No           No
  59414         301178         Yes                   First         Fee                         No           No
  59414         301290         Yes                   First         Fee                         No           No
  59414         301333         Yes                   First         Fee                         No           No
  59414         301148         Yes                   First         Fee                         No           No
  59414         000382         Yes                   First         Fee                         No           No
  59414         301245         Yes                   First         Fee                         No           No
  59414         301264         Yes                   First         Fee                         No           No
  59414         301022         Yes                   First         Fee                         No           No
  59414         301338         Yes                   First         Fee                         No           No
  59414         301261         Yes                   First         Fee                         No           No
  59414         301446         Yes                   First         Fee                         No           No
  59414         301209         Yes        10%        First         Fee                         No           No
  59414         301334         Yes                   First         Fee                         No           No
  59414         000034         Yes                   First         Fee                         No           No
  59414         000631         Yes                   First         Fee                         No           No
  59414         301020         Yes                   First         Fee                         No           No
  59414         301085         Yes                   First         Fee                         No           No
  59414         000089         Yes                   First         Fee                         No           No
  59414         301399         Yes        16%        First         Fee                         No           No
  59414         301348         Yes                   First         Fee                         No           No
  59414         301284         Yes                   First         Fee                         No           No
  59414         301205         Yes                   First         Fee                         No           No
  59414         301160         Yes                   First         Fee                         No           No
  59414         301069         Yes                   First         Fee                         No           No
  59414         300985         Yes                   First         Fee                         No           No
  59414         300956         Yes                   First         Fee                         No           No
  59414         300917         Yes                   First         Fee                         No           No
  59414         300911         Yes        10%        First         Fee                         No           No
  59414         000079         Yes                   First         Fee                         No           No
  59414         301217         Yes                   First         Fee                         No           No
  59414         301351         Yes                   First         Fee                         No           No
  59414         300814         Yes                   First         Fee                         No           No
  59414         000889         Yes                   First         Fee                         No           No
  59414         301266         Yes                   First         Fee                         No           No
  59414         301313         Yes                   First         Fee                         No           No
  59414         301200         Yes                   First         Fee                         No           No
  59414         301424         Yes                   First         Fee                         No           No
  59414         301478         Yes                   First         Fee                         No           No
  59414         301001         Yes                   First         Fee                         No           No
  59414         301165         Yes                   First         Fee                         No           No
  59414         301005         Yes                   First         Fee                         No           No
  59414         301102         Yes                   First         Fee                         No           No
  59414         301226         Yes                   First         Fee                         No           No
  59414         301331         Yes                   First         Fee                         No           No
  59414         300229         Yes                   First         Fee                         No           No
  59414         301295         Yes                   First         Fee                         No           No
  59414         301305         Yes         9%        First         Fee                         No           No
  59414         301277         Yes                   First         Fee                         No           No
  59414         301298         Yes                   First         Fee                         No           No
  59414         301254         Yes                   First         Fee                         No           No
  59414         301249         Yes                   First         Fee                         No           No
  59414         301010         Yes                   First         Fee                         No           No
  59414         301092         Yes                   First         Fee                         No           No
  59414         300999         Yes                   First         Fee                         No           No
  59414         300941         YES                   First         Fee                         No           No
  59414         300915         Yes                   First         Fee                         No           No
  59414         300227         Yes                   First         Fee                         No           No
  59414         000727         Yes                   First         Fee                         No           No
  59414         300900         Yes                   First         Fee                         No           No
  59414         301153         Yes                   First         Fee                         No           No
  59414         301166         Yes        10%        First         Fee                         No           No
  59414         301175         Yes                   First         Fee                         No           No
  59414         300914         Yes                   First         Fee                         No           No
  59414         301139         Yes                   First         Fee                         No           No
  59414         301196         Yes                   First         Fee                         No           No
  59414         300222         Yes                   First         Fee                         No           No
  59414         301336         Yes        10%        First         Fee                         No           No
  59414         300216         Yes                   First         Fee                         No           No
  59414         301223         Yes                   First         Fee                         No           No
  59414         300963         Yes                   First         Fee                         No           No
  59414         301171         Yes                   First         Fee                         No           No
  59414         300226         Yes                   First         Fee                         No           No
  59414         301130         Yes                   First         Fee                         No           No
  59414         301156         Yes                   First         Fee                         No           No
  59414         300860         Yes                   First         Fee                         No           No
  59414         300219         Yes        18%        First         Fee                         No           No
  59414         301198         Yes                   First         Fee                         No           No
  59414         301159         Yes                   First         Fee                         No           No
  59414         300844         Yes                   First         Fee                         No           No
  59414         300926         Yes                   First         Fee                         No           No
  59414         300107         Yes                   First         Fee                         No           No
  59414         000449         Yes                   First         Fee                         No           No
  59414         301078         Yes                   First         Fee                         No           No
  59414         000900         Yes                   First         Fee                         No           No
  59414         301071         Yes                   First         Fee                         No           No
  59414         301132         Yes                   First         Fee                         No           No
  59414         071230         Yes                   First         Fee                         No           No
  59414         301117         Yes                   First         Fee                         No           No
  59414         300862         Yes         6%        First         Fee                         No           No
  59414         301006         Yes                   First         Fee                         No           No
  59414         071231         Yes                   First         Fee                         No           No
  59414         071234         Yes                   First         Fee                         No           No
  59414         000749         Yes                   First         Fee                         No           No
  59414         300937         Yes                   First         Fee                         No           No
  59414         300902         Yes         6%        First         Fee                         No           No
  59414         300854         Yes                   First         Fee                         No           No
  59414         301257         Yes        10%        First         Fee                         No           No
  59414         301244         Yes                   First         Fee                         No           No
  59414         301193         Yes                   First         Fee                         No           No
  59414         301026         Yes                   First         Fee                         No           No
  59414         300943         Yes                   First         Fee                         No           No
  59414         000877         Yes                   First         Fee                         No           No
  59414         301383         Yes                   First         Fee                         No           No
  59414         301211         Yes                   First         Fee                         No           No
  59414         301138         Yes                   First         Fee                         No           No
  59414         301046         Yes                   First         Fee                         No           No
  59414         301096         Yes                   First         Fee                         No           No
  59414         300832         Yes                   First         Fee                         No           No
  59414         300881         Yes                   First         Fee                         No           No
  59414         000344         Yes                   First         Fee                         No           No
  59414         300106         Yes                   First         Fee                         No           No
  59414         301028         Yes                   First         Fee                         No           No
  59414         301035         Yes                   First         Fee                         No           No
  59414         300842         Yes                   First         Fee                         No           No
  59414         301124         Yes                   First         Fee                         No           No
  59414         300044         Yes                   First         Fee                         No           No
  59414         300991         Yes                   First         Fee                         No           No
  59414         300551         Yes                   First         Fee                         No           No
  59414         300519         Yes                   First         Fee                         No           No
  59414         300928         Yes                   First         Fee                         No           No
  59414         301274         Yes                   First         Fee                         No           No
  59414         300880         Yes                   First         Fee                         No           No
  59414         301297         Yes                   First         Fee                         No           No
  59414         301177         Yes                   First         Fee                         No           No
  59414         300909         Yes                   First         Fee                         No           No
  59414         300548         Yes                   First         Fee                         No           No
  59414         000304         Yes                   First         Fee                         No           No
  59414         301019         Yes                   First         Fee                         No           No
  59414         300221         Yes                   First         Fee                         No           No
  59414         300848         Yes                   First         Fee                         No           No
  59414         300727         Yes                   First         Fee                         No           No
  59414         300966         Yes                   First         Fee                         No           No
  59414         301419         Yes                   First         Fee                         No           No
  59414         300835         Yes                   First         Fee                         No           No
  59414         301278         Yes                   First         Fee                         No           No
  59414         000019         Yes                   First         Fee                         No           No
  59414         300892         Yes                   First         Fee                         No           No
  59414         300876         Yes                   First         Fee                         No           No
  59414         301049         Yes                   First         Fee                         No           No
  59414         301123         Yes                   First         Fee                         No           No
  59414         300228         Yes                   First         Fee                         No           No
  59414         000277         Yes                   First         Fee                         No           No
  59414         301154         Yes                   First         Fee                         No           No
  59414         301323         Yes                   First         Fee                         No           No
  59414         301349         Yes                   First         Fee                         No           No
  59414         301317         Yes                   First         Fee                         No           No
  59414         301100         Yes                   First         Fee                         No           No
  59414         301061         Yes                   First         Fee                         No           No
  59414         300935         Yes                   First         Fee                         No           No
  59414         300940         Yes                   First         Fee                         No           No
  59414         300877         Yes                   First         Fee                         No           No
  59414         300834         Yes                   First         Fee                         No           No
  59414         300502         Yes                   First         Fee                         No           No
  59414         300354         Yes                   First         Fee                         No           No
  59414         300865         Yes                   First         Fee                         No           No
  59414         000533         Yes        14%        First         Fee                         No           No
  59414         300944         Yes                   First         Fee                         No           No
  59414         301080         Yes                   First         Fee                         No           No
  59414         300969         Yes                   First         Fee                         No           No
  59414         300827         Yes                   First         Fee                         No           No
  59414         300380         Yes                   First         Fee                         No           No
  59414         301174         Yes                   First         Fee                         No           No
  59414         300850         Yes         8%        First         Fee                         No           No
  59414         300733         Yes                   First         Fee                         No           No
  59414         300578         Yes                   First         Fee                         No           No
  59414         300947         Yes                   First         Fee                         No           No
  59414         301207         Yes                   First         Fee                         No           No
  59414         301355         Yes                   First         Fee                         No           No
  59414         300235         Yes                   First         Fee                         No           No
  59414         300996         Yes                   First         Fee                         No           No
  59414         300852         Yes                   First         Fee                         No           No
  59414         300950         Yes                   First         Fee                         No           No
  59414         070456         Yes                   First         Fee                         No           No
  59414         300822         Yes                   First         Fee                         No           No
  59414         301246         Yes                   First         Fee                         No           No
  59414         300556         Yes                   First         Fee                         No           No
  59414         300952         Yes                   First         Fee                         No           No
  59414         300821         Yes                   First         Fee                         No           No
  59414         301136         Yes                   First         Fee                         No           No
  59414         300908         Yes                   First         Fee                         No           No
  59414         300898         Yes         8%        First         Fee                         No           No
  59414         300887         Yes                   First         Fee                         No           No
  59414         300383         Yes                   First         Fee                         No           No
  59414         301679         Yes                   First         Fee                         No           No
  59414         301093         Yes                   First         Fee                         No           No
  59414         301021         Yes                   First         Fee                         No           No
  59414         300934         Yes                   First         Fee                         No           No
  59414         300879         Yes                   First         Fee                         No           No
  59414         300885         Yes                   First         Fee                         No           No
  59414         300793         Yes                   First         Fee                         No           No
  59414         300839         Yes                   First         Fee                         No           No
  59414         300738         Yes                   First         Fee                         No           No
  59414         000655         Yes         6%        First         Fee                         No           No
  59414         300871         Yes        10%        First         Fee                         No           No
  59414         300792         Yes                   First         Fee                         No           No
  59414         300806         Yes                   First         Fee                         No           No
  59414         300913         Yes                   First         Fee                         No           No
  59414         000893         Yes         7%        First         Fee                         No           No
  59414         300525         Yes                   First         Fee                         No           No
  59414         300907         Yes                   First         Fee                         No           No
  59414         300774         Yes                   First         Fee                         No           No
  59414         300920         Yes                   First         Fee                         No           No
  59414         073004         Yes                   First         Fee                         No           No
  59414         301283         Yes                   First         Fee                         No           No
  59414         300803         Yes                   First         Fee                         No           No
  59414         300891         Yes                   First         Fee                         No           No
  59414         300851         Yes         8%        First         Fee                         No           No
  59414         301037         Yes                   First         Fee                         No           No
  59414         300223         Yes                   First         Fee                         No           No
  59414         300949         Yes                   First         Fee                         No           No
  59414         300932         Yes         9%        First         Fee                         No           No
  59414         300921         Yes        11%        First         Fee                         No           No
  59414         300813         Yes        10%        First         Fee                         No           No
  59414         300811         Yes        10%        First         Fee                         No           No
  59414         300791         Yes                   First         Fee                         No           No
  59414         300533         Yes                   First         Fee                         No           No
  59414         300790         Yes                   First         Fee                         No           No
  59414         301007         Yes                   First         Fee                         No           No
  59414         000485         Yes                   First         Fee                         No           No
  59414         301307         Yes         5%        First         Fee                         No           No
  59414         300818         Yes                   First         Fee                         No           No
  59414         300658         Yes                   First         Fee                         No           No
  59414         300670         Yes                   First         Fee                         No           No
  59414         300379         Yes                   First         Fee                         No           No
  59414         301247         Yes                   First         Fee                         No           No
  59414         300942         Yes                   First         Fee                         No           No
  59414         300737         Yes                   First         Fee                         No           No
  59414         301403         Yes                   First         Fee                         No           No
  59414         300152         Yes                   First         Fee                         No           No
  59414         301129         Yes                   First         Fee                         No           No
  59414         301009         Yes                   First         Fee                         No           No
  59414         301268         Yes                   First         Fee                         No           No
  59414         301233         Yes         5%        First         Fee                         No           No
  59414         300301         Yes                   First         Fee                         No           No
  59414         300923         Yes                   First         Fee                         No           No
  59414         301255         Yes         5%        First         Fee                         No           No
  59414         300872         Yes                   First         Fee                         No           No
  59414         300936         Yes                   First         Fee                         No           No
  59414         300925         Yes                   First         Fee                         No           No
  59414         000490         YES                   First         Fee                         No           No
  59414         300819         Yes                   First         Fee                         No           No
  59414         000061         Yes                   First         Fee                         No           No
  59414         301195         Yes                   First         Fee                         No           No
  59414         301150         Yes                   First         Fee                         No           No
  59414         300945         Yes                   First         Fee                         No           No
  59414         300671         Yes                   First         Fee                         No           No
  59414         300868         Yes                   First         Fee                         No           No
  59414         300901         Yes                   First         Fee                         No           No
  59414         000548         Yes                   First         Fee                         No           No
  59414         000813         Yes        10%        First         Fee                         No           No
  59414         300910         Yes                   First         Fee                         No           No
  59414         300830         Yes                   First         Fee                         No           No
  59414         301260         Yes                   First         Fee                         No           No
  59414         300955         Yes                   First         Fee                         No           No
  59414         300912         Yes                   First         Fee                         No           No
  59414         300342         Yes                   First         Fee                         No           No
  59414         300870         Yes                   First         Fee                         No           No
  59414         300837         Yes                   First         Fee                         No           No
  59414         300905         Yes                   First         Fee                         No           No
  59414         300954         Yes                   First         Fee                         No           No
  59414         300863         Yes                   First         Fee                         No           No
  59414         300896         Yes                   First         Fee                         No           No
  59414         300331         Yes                   First         Fee                         No           No
  59414         300764         Yes                   First         Fee                         No           No
  59414         301272         Yes                   First         Fee                         No           No
  59414         301059         Yes                   First         Fee                         No           No
  59414         300309         Yes                   First         Fee                         No           No
  59414         300841         Yes                   First         Fee                         No           No
  59414         300371         Yes                   First         Fee                         No           No
  59414         301208         Yes                   First         Fee                         No           No
  59414         000719         Yes                   First         Fee                         No           No
  59414         000023         Yes                   First         Fee                         No           No
  59414         000455         Yes                   First         Fee                         No           No
  59414         000063         Yes                   First         Fee                         No           No
  59414         301164         Yes                   First         Fee                         No           No
  59414         300170         Yes                   First         Fee                         No           No
  59414         300674         Yes                   First         Fee                         No           No
  59414         300215         Yes                   First         Fee                         No           No
  59414         300184         Yes                   First         Fee                         No           No
  59414         305011         Yes                   First         Fee                         No           No
  59414         300815         Yes                   First         Fee                         No           No
  59414         300665         Yes                   First         Fee                         No           No
  59414         000361         Yes                   First         Fee                         No           No
  59414         300725         Yes                   First         Fee                         No           No
  59414         300345         Yes                   First         Fee                         No           No
  59414         300951         Yes                   First         Fee                         No           No
  59414         300021         Yes                   First         Fee                         No           No
  59414         300864         Yes                   First         Fee                         No           No
  59414         000213         Yes                   First         Fee                         No           No
  59414         000262         Yes                   First         Fee                         No           No
  59414         000161         Yes                   First         Fee                         No           No
  59414         300847         Yes                   First         Fee                         No           No
  59414         300869         Yes                   First         Fee                         No           No
  59414         301258         Yes                   First         Fee                         No           No
  59414         300056         Yes                   First         Fee                         No           No
  59414         300829         Yes                   First         Fee                         No           No
  59414         000633         Yes                   First         Fee                         No           No
  59414         300065         Yes                   First         Fee                         No           No
  59414         300689         Yes                   First         Fee                         No           No
  59414         300545         Yes                   First         Fee                         No           No
  59414         000547         Yes                   First         Fee                         No           No
  59414         000068         Yes                   First         Fee                         No           No
  59414         070220         Yes                   First         Fee                         No           No
  59414         300788         Yes                   First         Fee                         No           No
  59414         070210         Yes                   First         Fee                         No           No
  59414         301033         Yes                   First         Fee                         No           No
  59414         300802         Yes                   First         Fee                         No           No
  59414         000637         Yes                   First         Fee                         No           No
  59414         300859         Yes                   First         Fee                         No           No
  59414         300375         Yes                   First         Fee                         No           No
  59414         300195         Yes                   First         Fee                         No           No
  59414         300160         Yes                   First         Fee                         No           No
  59414         301023         Yes                   First         Fee                         No           No
  59414         300771         Yes                   First         Fee                         No           No
  59414         300563         Yes                   First         Fee                         No           No
  59414         000230         Yes                   First         Fee                         No           No
  59414         300297         Yes                   First         Fee                         No           No
  59414         300210         Yes                   First         Fee                         No           No
  59414         071233         Yes                   First         Fee                         No           No
-------------------------------------------------------------------------------------------------------------------
  59414        Various         Yes      Various      First         Fee                         No           No
===================================================================================================================

                                     ANNEX B

          CAPITAL IMPROVEMENT, REPLACEMENT RESERVE AND ESCROW ACCOUNTS*

     SEQUENCE        LOAN NUMBER    PROPERTY NAME                                                             PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------------------

        1               59147       277 Park Avenue                                                               Office
        2               59414       KinderCare Portfolio                                                          Other
        3               43439       InTown Suites Portfolio                                                       Hotel
        4               58988       Summit at Warner Center                                                    Multifamily
        5               58791       Burnett Plaza                                                                 Office
        6               59416       Paramus Park Mall                                                             Retail
        7               58930       Omni Hotel-San Diego                                                          Hotel
        8               59472       ODS Tower                                                                     Office
        9               59445       2001 K Street                                                                 Office
        10              58987       River Ranch Apartments                                                     Multifamily
        11              58946       One Old Country Road                                                          Office
        12              59448       Scottsdale Fiesta                                                             Retail
        13              59459       Loop Central                                                                  Office
        14              59473       Crescent Center                                                               Office
        15             20051191     Windsor Apartments                                                         Multifamily
        16              59377       Huntington by the Sea                                                  Manufactured Housing
        17              44177       11620 Wilshire                                                                Office
        18             20051342     Graves 601 Hotel                                                              Hotel
        19              59374       Flagstaff Mall                                                                Retail
        20             20050765     Mount Vernon Shopping Center                                                  Retail
        21              59409       150 East 57th Street Apartments                                            Multifamily
        22              57834       Park View Medical Office Building                                             Office
        23              57835       Physicians Park                                                               Office
        24              57837       Atrium                                                                        Office
        25              57887       Building B                                                                    Office
        26             20050894     Market Square Plaza                                                           Office
        27              57467       City Center                                                                   Office
        28              14848       Washington State Attorney General's Office Bldg                               Office
        29              59394       Elk Ridge Apartments                                                       Multifamily
        30              59354       California Culinary Office                                                    Office
        31              59180       Spicetree Apartments                                                       Multifamily
        32             20051277     Ventana Canyon Apartments                                                  Multifamily
        33              59411       Old Mill Corporate Center I                                                   Office
        34              15877       Draper Technology Park                                                        Office
        35              16310       Summit Woods Apartments                                                    Multifamily
        36             20051278     Remington Canyon Apartments                                                Multifamily
        37              59086       Courtney Oaks Apartments                                                   Multifamily
        38              16084       The Waterford Apartments                                                   Multifamily
        39             20051332     Audubon Park Apartments                                                    Multifamily
        40             20051271     Houghton Place Apartments                                                  Multifamily
        41              59022       Caruso Northgate Apartments                                                Multifamily
        42              59182       3700 Buffalo Speedway                                                         Office
        43              59284       Bixby Village Plaza                                                           Retail
        44              59286       US Storage - Torrance                                                      Self Storage
        45             20051204     Chicago Pneumatic                                                           Industrial
        46              59369       Westridge Executive Plaza                                                     Office
        47              59084       189 Montague Street                                                           Office
        48              59128       Baptist West Medical Office Building                                          Office
        49              59384       Campus Plaza                                                                  Retail
        50              59240       1301 Virginia Drive                                                           Office
        51             20051207     Hillside Ranch Apartments                                                  Multifamily
        52              59389       Georgia Power Company                                                         Office
        53              58706       La Plaza Business Center                                                      Office
        54             20051273     Shaw's Supermarket                                                            Retail
        55             20051176     St. Charles Apartments                                                     Multifamily
        56              59212       Eaglewood Apartments                                                       Multifamily
        57              59276       Island Walk Shopping Center                                                   Retail
        58              44598       Tri-State Crossing                                                            Retail
        59              59383       The Atrium Building                                                           Office
        60              59320       Collins Pointe Apartments                                                  Multifamily
        61              59005       Desert North Commerce Center I                                              Mixed Use
        62              59006       Desert North Commerce Center II                                             Mixed Use
        63              59287       Lake Point Apartments                                                      Multifamily
        64              59312       Wawa Store Portfolio                                                          Retail
        65              59311       Haltom Plaza                                                                  Retail
        66              59066       2770 Broadway                                                                 Retail
        67              59382       University Meadows Apartments                                              Multifamily
        68              59350       Comfort Inn-Long Island City                                                  Hotel
        69              58888       Sherlock Self Storage - Woodinville, WA                                    Self Storage
        70              58889       Sherlock Self Storage - Bothell, WA                                        Self Storage
        71              59310       Smyrna Crossing                                                               Retail
        72              59085       188 Montague Street                                                           Office
        73              59295       US Storage - Westminster                                                   Self Storage
        74              58882       Newburgh Crossing                                                             Retail
        75              12138       All American Self Storage                                                  Self Storage
        76              13664       Statewide Self Storage                                                     Self Storage
        77              59288       Feldkamp Medical Offices                                                      Office
        78              59317       Hilton Garden Inn - North Point                                               Hotel
        79              14494       One De Zavala Business Center                                               Industrial
        80              59322       RDA Building                                                                  Office
        81              58957       Oak Tree Village                                                           Multifamily
        82              15191       Hampton Inn Bossier City                                                      Hotel
        83              14985       Olde Naples Self Storage North                                             Self Storage
        84              15547       Regency Place Apartments                                                   Multifamily
        85              15842       Maryland Park Apartments                                                   Multifamily
        86              12606       Courtyard by Marriott (McAllen)                                               Hotel
        87              59044       Rainbow Plaza                                                                 Office
        88              59285       Lakes at West Covina                                                          Retail
        89              59200       8328 Center Drive Self Storage                                             Self Storage
        90              15978       Northgate Villas                                                           Multifamily
        91              59349       NVR Warehouse                                                               Industrial
        92              14805       Timberlane Apartments                                                      Multifamily
        93              59373       Milestone Square Shopping Center                                              Retail
        94              59378       River Park Office                                                             Office
        95             20050866     KMart Desert Hot Springs                                                      Retail
        96              59386       Siegen Self Storage Facility                                               Self Storage
        97              59293       253 Nassau Street                                                          Multifamily
        98              16382       Pacheco Park                                                                  Office
        99              59390       Airport Self Storage                                                       Self Storage
       100             20051348     Five Seasons MHC                                                       Manufactured Housing
       101              59139       PA Marriott Portfolio: Springhill Suites-West Mifflin, PA                     Hotel
       102              44408       Camino Real Apartments                                                     Multifamily
       103              44678       Underhill Avenue & Prospect Place                                          Multifamily
       104              15892       Parkside Commons Apartments                                                Multifamily
       105              59348       Glen Cove Towne Center                                                        Retail
       106              59265       68 Marginal Way                                                               Office
       107              43337       Jasmine Plaza & 65 Flagship Road                                             Various
       108              59308       Northside Shopping Center                                                     Retail
       109              15643       Hampton Technology Center                                                     Office
       110              15262       Desertbrook Apartments                                                     Multifamily
       111             20051133     Town Hall Industrial Building                                               Industrial
       112              59232       Harbor North                                                                  Retail
       113              13734       Windermere Office Bldg - Soundview                                            Office
       114              59173       Southside Shopping Center                                                     Retail
       115              59213       Hickory Valley Apartments                                                  Multifamily
       116              15260       AutoMall Self Storage                                                      Self Storage
       117              59395       Euclid Plaza                                                                  Retail
       118              15639       Stonebridge Apts.                                                          Multifamily
       119              12725       Cambridge Apartments                                                       Multifamily
       120              15274       Greenbrier Village Condominium Apartments                                  Multifamily
       121              13712       Mission Hospital Office                                                       Office
       122              13611       Lake Pointe Office Building                                                   Office
       123              59376       Garden City Apartments                                                     Multifamily
       124              15079       Quality Self Storage - Lochmoor - Ft. Myers                                   Retail
       125              15470       Walgreens at the Market at Wells Branch                                       Retail
       126              59305       Sunset of Avon                                                                Retail
       127              14481       The Plaza Office Building A                                                   Office
       128              15420       Martin Self Storage - Carolina Beach Road                                  Self Storage
       129              59199       1415 Old Oakland Self Storage                                              Self Storage
       130              14715       The Plaza Office Building B                                                   Office
       131             20050961     CVS - Port St. Lucie                                                          Retail
       132              15353       FedEx - Burlington                                                          Industrial
       133              14466       Eagles Landing                                                                Retail
       134              14124       Double D Storage                                                           Self Storage
       135              14961       Expressway Plaza                                                              Retail
       136              58948       Glen Hollow Apartments                                                     Multifamily
       137              13950       Sheridan Park Self Storage                                                 Self Storage
       138              15590       Meadow Park Plaza                                                             Retail
       139             20050659     West Haven Apartments                                                      Multifamily
       140              15268       Crossroads Center - Bend                                                      Retail
       141              59226       Holiday Inn Express - Houston                                                 Hotel
       142              59194       Holiday Inn Express - Monaca, PA                                              Hotel
       143              14773       Kendall Homes Apartments                                                   Multifamily
       144              13727       Spolski Industrial Portfolio                                                Industrial
       145              14147       Space Place Self Storage                                                   Self Storage
       146              13388       Corner View Commons                                                           Retail
       147             20051224     Rite Aid - Richland, WA                                                       Retail
       148              59162       Poway Road Mini Storage                                                    Self Storage
       149              14252       Trademark Plaza                                                               Retail
       150              15196       Juliet Rainbow Office                                                         Office
       151              59370       Sorensen Palm Bay Self Storage                                             Self Storage
       152              14785       Kinnaman Terrace                                                           Multifamily
       153              11839       Village Square Shoppes                                                        Retail
       154              14229       Sandstone Commons                                                             Retail
       155              14824       Osprey Point                                                                  Office
       156              14787       Windcom Court                                                                 Office
       157              12477       Azevedo Plaza - Walgreens                                                     Retail
       158              15245       Quality Self Storage - Bradenton                                           Self Storage
       159              59307       6900 Camp Bowie                                                               Retail
       160              44137       612-626 Main Street                                                         Mixed Use
       161              14897       Carmel Centre II                                                              Office
       162              15136       River Run Apartments                                                       Multifamily
       163              15629       North Peoria Retail                                                           Retail

-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTALS

                                       INITIAL DEPOSIT TO CAPITAL          INITIAL DEPOSIT TO             ANNUAL DEPOSIT TO
     SEQUENCE        LOAN NUMBER          IMPROVEMENT RESERVES            REPLACEMENT RESERVES          REPLACEMENT RESERVES
----------------------------------------------------------------------------------------------------------------------------------

        1               59147
        2               59414                   $756,551
        3               43439                    475,807                        $163,134                     $1,957,605
        4               58988                                                                                  253,080
        5               58791
        6               59416
        7               58930                   1,350,000
        8               59472                                                                                  73,342
        9               59445                                                                                  44,709
        10              58987                                                                                  128,805
        11              58946                    43,750                          500,000                       134,521
        12              59448                                                                                  117,554
        13              59459                                                                                  293,154
        14              59473                    480,000                                                       98,293
        15             20051191                  18,750                                                        77,600
        16              59377                    30,665                          35,000                        10,710
        17              44177                                                     4,015                        48,184
        18             20051342                                                                                824,328
        19              59374
        20             20050765                  42,869
        21              59409                                                                                  13,700
        22              57834
        23              57835
        24              57837
        25              57887                                                     5,000
        26             20050894                                                                                25,774
        27              57467                                                                                  57,048
        28              14848                                                                                  68,616
        29              59394                                                                                  104,874
        30              59354
        31              59180                                                                                  148,770
        32             20051277                                                                                49,596
        33              59411                                                                                  25,171
        34              15877
        35              16310                     3,500                                                        79,500
        36             20051278                                                                                44,800
        37              59086                                                                                  56,000
        38              16084                     3,750                                                        68,880
        39             20051332                   6,250                                                        66,000
        40             20051271                                                  31,497                        13,500
        41              59022                   1,496,484                                                      52,675
        42              59182                                                                                  14,423
        43              59284                                                                                  17,683
        44              59286                                                                                   6,779
        45             20051204                  12,500                          130,848
        46              59369                                                    50,000
        47              59084                                                                                  17,088
        48              59128
        49              59384
        50              59240                                                                                  28,197
        51             20051207                  343,719                         256,281                       70,950
        52              59389
        53              58706                                                                                  18,675
        54             20051273
        55             20051176                                                   3,833                        46,000
        56              59212                                                                                  31,200
        57              59276                                                    125,000                       51,388
        58              44598                                                     1,328                        15,936
        59              59383                                                                                  36,811
        60              59320                                                                                  129,948
        61              59005                                                                                   5,203
        62              59006                                                                                   4,830
        63              59287                                                                                  49,500
        64              59312                                                                                   4,656
        65              59311                                                                                  42,718
        66              59066                                                                                    475
        67              59382                    697,500
        68              59350                                                                                  30,000
        69              58888                                                                                   5,763
        70              58889                                                                                   6,155
        71              59310
        72              59085                    161,700                                                       13,752
        73              59295                                                                                  15,020
        74              58882
        75              12138                                                                                   7,980
        76              13664                                                                                  11,236
        77              59288                                                    13,000                        12,751
        78              59317                                                                                  10,224
        79              14494                    21,913
        80              59322                    15,000                                                         4,968
        81              58957                    41,875                                                        45,090
        82              15191                    45,000                                                        105,073
        83              14985                                                    22,000                        11,001
        84              15547                    15,875                                                        36,716
        85              15842                                                                                  33,750
        86              12606                                                                                  108,818
        87              59044                    60,000                                                        24,991
        88              59285                                                                                   4,736
        89              59200
        90              15978                    112,465                                                       29,000
        91              59349
        92              14805                    35,751                                                        41,588
        93              59373                                                                                  10,068
        94              59378                     9,375                                                        21,235
        95             20050866                                                                                 9,521
        96              59386
        97              59293                                                                                   2,868
        98              16382                                                                                   6,984
        99              59390                    16,500                                                         4,752
       100             20051348                                                                                19,500
       101              59139                                                                                  11,340
       102              44408                     9,834                          61,200                        17,000
       103              44678                                                     1,310                        15,720
       104              15892                     9,625                                                        27,000
       105              59348                                                    50,000                         6,312
       106              59265                                                                                   4,178
       107              43337                                                      998                         11,978
       108              59308                                                                                  10,239
       109              15643
       110              15262
       111             20051133                                                                                10,020
       112              59232
       113              13734                                                     8,000                         5,747
       114              59173                                                                                  11,970
       115              59213                    35,625                          37,500                        60,400
       116              15260                                                                                   8,728
       117              59395                                                                                   4,824
       118              15639                     1,875                                                        52,000
       119              12725                    110,901                                                       101,775
       120              15274
       121              13712
       122              13611                                                                                   4,770
       123              59376                    192,512                                                       15,980
       124              15079                                                                                  43,644
       125              15470
       126              59305                                                                                  10,236
       127              14481                     4,125                                                         7,916
       128              15420                                                                                   9,929
       129              59199
       130              14715                     3,875                                                         7,058
       131             20050961                                                                                 2,076
       132              15353                                                                                   3,796
       133              14466
       134              14124                                                                                   8,771
       135              14961                                                                                   3,933
       136              58948                                                                                  43,400
       137              13950                                                                                   8,524
       138              15590                    13,188                                                         7,680
       139             20050659                  126,945                         273,055                       17,250
       140              15268
       141              59226                                                                                  48,228
       142              59194                                                                                   5,679
       143              14773                                                                                   5,500
       144              13727                                                                                  12,132
       145              14147                                                                                  11,012
       146              13388                                                                                   4,104
       147             20051224                                                                                 1,737
       148              59162
       149              14252                    152,250
       150              15196
       151              59370                                                                                   5,364
       152              14785                                                                                  12,750
       153              11839                    167,254                                                        6,732
       154              14229                                                                                   1,508
       155              14824
       156              14787
       157              12477
       158              15245                                                                                  12,182
       159              59307                                                                                   5,459
       160              44137
       161              14897                                                                                   1,590
       162              15136                    22,500                                                        13,872
       163              15629                     1,000

----------------------------------------------------------------------------------------------------------------------------------
                                               $7,149,058                      $1,773,000                    $6,864,830

                                            TAX AND          INITIAL DEPOSIT TO      ANNUAL DEPOSIT TO
     SEQUENCE     LOAN NUMBER          INSURANCE ESCROW         TI/LC ESCROW            TI/LC ESCROW
-----------------------------------------------------------------------------------------------------------

        1               59147                 No
        2               59414                 No
        3               43439                Yes
        4               58988              Tax Only
        5               58791                 No
        6               59416                 No
        7               58930              Tax Only
        8               59472                 No
        9               59445                Yes
        10              58987              Tax Only
        11              58946                Yes
        12              59448                Yes                                          $66,672
        13              59459              Tax Only               $296,709                143,400
        14              59473              Tax Only                                        84,600
        15             20051191              Yes
        16              59377                Yes
        17              44177                Yes                  204,000                 204,000
        18             20051342              Yes
        19              59374              Tax Only
        20             20050765              Yes
        21              59409              Tax Only
        22              57834                 No
        23              57835                 No
        24              57837                 No
        25              57887                 No
        26             20050894              Yes                 1,911,599
        27              57467              Tax Only                                       350,004
        28              14848                Yes
        29              59394                Yes
        30              59354                 No
        31              59180                Yes
        32             20051277              Yes
        33              59411              Tax Only
        34              15877                Yes
        35              16310                Yes
        36             20051278              Yes
        37              59086                Yes
        38              16084                Yes
        39             20051332              Yes
        40             20051271              Yes
        41              59022                Yes
        42              59182                Yes                                          132,000
        43              59284                Yes
        44              59286              Tax Only
        45             20051204               No
        46              59369                Yes                  404,000
        47              59084                Yes                                           50,004
        48              59128              Tax Only                                       116,667
        49              59384                 No
        50              59240                Yes                  250,000
        51             20051207              Yes
        52              59389                 No
        53              58706                Yes                                          100,000
        54             20051273               No
        55             20051176              Yes
        56              59212                Yes
        57              59276                Yes
        58              44598                Yes
        59              59383                Yes
        60              59320                Yes
        61              59005                Yes                                           26,016
        62              59006                Yes                                           24,153
        63              59287                Yes
        64              59312                Yes
        65              59311                Yes
        66              59066                 No
        67              59382              Tax Only
        68              59350                Yes
        69              58888              Tax Only
        70              58889              Tax Only
        71              59310                Yes
        72              59085                Yes                                           40,008
        73              59295              Tax Only
        74              58882                 No
        75              12138                Yes
        76              13664                Yes
        77              59288                Yes                                           60,000
        78              59317              Tax Only
        79              14494                Yes
        80              59322                Yes
        81              58957                Yes
        82              15191                Yes
        83              14985                Yes
        84              15547                Yes
        85              15842                Yes
        86              12606                Yes
        87              59044                Yes                  200,000
        88              59285                Yes                                           22,224
        89              59200                 No
        90              15978                Yes
        91              59349                 No
        92              14805                Yes
        93              59373                Yes
        94              59378                Yes                   75,000                  48,000
        95             20050866         Insurance Only
        96              59386              Tax Only
        97              59293                Yes
        98              16382                Yes                   85,548                 109,596
        99              59390              Tax Only
       100             20051348              Yes
       101              59139              Tax Only
       102              44408                Yes
       103              44678                Yes
       104              15892                Yes
       105              59348                Yes                                           9,666
       106              59265                Yes                                           30,000
       107              43337              Tax Only               111,667                  20,000
       108              59308                Yes                                           18,168
       109              15643                Yes                  104,000
       110              15262                Yes
       111             20051133         Insurance Only
       112              59232                 No
       113              13734                Yes                   35,000                  34,622
       114              59173              Tax Only                                        11,676
       115              59213                Yes
       116              15260                Yes
       117              59395                Yes                                           17,820
       118              15639                Yes
       119              12725                Yes
       120              15274                Yes
       121              13712                Yes                  945,000
       122              13611                Yes                                           20,930
       123              59376                Yes
       124              15079                Yes                                           27,256
       125              15470                 No
       126              59305                Yes
       127              14481                Yes                   20,000                  36,996
       128              15420                Yes
       129              59199                 No
       130              14715                Yes                   20,000                  31,386
       131             20050961               No
       132              15353                Yes
       133              14466                Yes
       134              14124                Yes
       135              14961                Yes                                           26,003
       136              58948                Yes
       137              13950                Yes
       138              15590                Yes                                           21,660
       139             20050659              Yes
       140              15268                Yes                                           20,811
       141              59226                Yes
       142              59194                Yes
       143              14773                Yes
       144              13727                Yes                                           28,534
       145              14147                Yes
       146              13388                Yes                                           29,000
       147             20051224               No
       148              59162                 No
       149              14252                Yes
       150              15196                Yes                  151,522
       151              59370                Yes
       152              14785                Yes
       153              11839                Yes                                           21,975
       154              14229                Yes
       155              14824                Yes
       156              14787                Yes
       157              12477                Yes
       158              15245                Yes
       159              59307                Yes                  150,000
       160              44137                Yes
       161              14897                Yes                   57,200
       162              15136                Yes
       163              15629                Yes                                           10,552

-----------------------------------------------------------------------------------------------------------
                                                                 $5,021,245              $1,994,398

                   *Certain monthly reserves may be subject to caps.

                                     ANNEX B

                              MULTIFAMILY SCHEDULE

                   LOAN
   SEQUENCE       NUMBER       LOAN ORIGINATOR          PROPERTY NAME                                           CUT-OFF BALANCE
------------------------------------------------------------------------------------------------------------------------------------

      4           58988     Bank of America             Summit at Warner Center                                   $120,000,000
      10          58987     Bank of America             River Ranch Apartments                                     57,000,000
      15         20051191   Barclays                    Windsor Apartments                                         43,000,000
      21          59409     Bank of America             150 East 57th Street Apartments                            28,040,000
      29          59394     Bank of America             Elk Ridge Apartments                                       23,537,000
      31          59180     Bank of America             Spicetree Apartments                                       21,500,000
      32         20051277   Barclays                    Ventana Canyon Apartments                                  21,050,000
      35          16310     Bridger                     Summit Woods Apartments                                    19,309,037
      36         20051278   Barclays                    Remington Canyon Apartments                                19,250,000
      37          59086     Bank of America             Courtney Oaks Apartments                                   18,300,000
      38          16084     Bridger                     The Waterford Apartments                                   17,663,000
      39         20051332   Barclays                    Audubon Park Apartments                                    17,100,000
      40         20051271   Barclays                    Houghton Place Apartments                                  16,979,911
      41          59022     Bank of America             Caruso Northgate Apartments                                16,762,985
      51         20051207   Barclays                    Hillside Ranch Apartments                                  13,900,000
      55         20051176   Barclays                    St. Charles Apartments                                     12,100,000
      56          59212     Bank of America             Eaglewood Apartments                                       12,000,000
      60          59320     Bank of America             Collins Pointe Apartments                                  10,500,000
      63          59287     Bank of America             Lake Point Apartments                                      10,400,000
      67          59382     Bank of America             University Meadows Apartments                              9,632,500
      81          58957     Bank of America             Oak Tree Village                                           7,210,000
      84          15547     Bridger                     Regency Place Apartments                                   6,800,000
      85          15842     Bridger                     Maryland Park Apartments                                   6,690,000
      90          15978     Bridger                     Northgate Villas                                           6,185,000
      92          14805     Bridger                     Timberlane Apartments                                      5,500,000
      97          59293     Bank of America             253 Nassau Street                                          5,338,627
     102          44408     BSCMI                       Camino Real Apartments                                     5,200,000
     103          44678     BSCMI                       Underhill Avenue & Prospect Place                          5,100,000
     104          15892     Bridger                     Parkside Commons Apartments                                5,040,000
     110          15262     Bridger                     Desertbrook Apartments                                     4,550,000
     115          59213     Bank of America             Hickory Valley Apartments                                  4,400,000
     118          15639     Bridger                     Stonebridge Apts.                                          4,360,565
     119          12725     Bridger                     Cambridge Apartments                                       4,208,864
     120          15274     Bridger                     Greenbrier Village Condominium Apartments                  4,070,173
     123          59376     Bank of America             Garden City Apartments                                     4,000,000
     136          58948     Bank of America             Glen Hollow Apartments                                     3,300,000
     139         20050659   Barclays                    West Haven Apartments                                      3,150,000
     143          14773     Bridger                     Kendall Homes Apartments                                   2,990,465
     152          14785     Bridger                     Kinnaman Terrace                                           2,342,007
     162          15136     Bridger                     River Run Apartments                                       1,234,520

------------------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL MULTIFAMILY LOANS                                   $599,694,653

                                                                    STUDIO                1 BEDROOM                   2 BEDROOM
                                                                   -----------------------------------------------------------------
                                                                     # OF        AVG        # OF         AVG       # OF       AVG
   SEQUENCE                   UTILITIES TENANT PAYS                  UNITS      RENT        UNITS       RENT       UNITS      RENT
------------------------------------------------------------------------------------------------------------------------------------

      4                    Electric, Gas, Sewer, Water                                                              630     $1,890
      10                      Electric, Gas, Water                                           36        $1,144       267      1,405
      15                     Electric, Water, Sewer                                          101        1,035       217      1,233
      21                            Electric                          27      $2,623         23         3,354       79       4,274
      29                          Electric, Gas                                              208         650        212       793
      31                          Electric, Gas                       10         555         225         607        316       732
      32                   Electric, Gas, Water, Sewer                                       56          750        168       870
      35                            Electric                                                 108         650        192       810
      36                   Electric, Gas, Water, Sewer                                       56          750        136       870
      37                     Electric, Water, Sewer                                          64          754        124       861
      38                            Electric                                                 120         654        104       801
      39                     Electric, Water, Sewer                                          60          672        132       752
      40                          Electric, Gas                        4       1,650         16         2,097       45       3,107
      41                          Electric, Gas                       11         745         125         925        73       1,177
      51                          Electric, Gas                                              108         692        150       868
      55                      Electric, Gas, Water                                           60          808        100       959
      56                            Electric                          12         593         54          922        90       1,226
      60                         Electric, Water                                             408         510        68        730
      63                     Electric, Sewer, Water                                          117         448        127       570
      67                          Electric, Gas
      81                          Electric, Gas                                              83          585        84        672
      84                            Electric                                                 17          596        100       661
      85                            Electric                          40         528         94          574         1        895
      90                            Electric                                                 88          577        24        689
      92                              None                                                   112         554        36        663
      97                      Electric, Gas, Water                                            4         2,150        8       2,398
     102                            Electric                           1         745         14          658        52        964
     103                          Electric, Gas                        1         825         25          771        28        847
     104                            Electric                                                 30          506        55        588
     110                            Electric                                                 24          594        86        673
     115                            Electric                                                 40          440        130       485
     118                            Electric                                                 96          378        104       467
     119                          Electric, Gas                       168        584          9          781
     120                          Electric, Gas                                              12          746        60        879
     123                            Electric                                                 56          926        38       1,038
     136                          Electric, Gas                                              40          448        68        536
     139                          Electric, Gas                        1         625         27          792        37        886
     143                          Electric, Gas
     152                     Electric, Water, Sewer                                           9          561        33        644
     162                            Electric                                                                        48        550

------------------------------------------------------------------------------------------------------------------------------------

                     3 BEDROOM           4 BEDROOM AND LARGER
               ------------------------------------------------
                  # OF        AVG         # OF            AVG           ELEVATORS
   SEQUENCE       UNITS      RENT         UNITS          RENT
------------------------------------------------------------------------------------

      4            130       $2,467                                        No
      10           162        1,666                                        No
      15           70         1,364                                        No
      21            7         9,107                                        Yes
      29           34           997                                        No
      31                                                                   No
      32           24         1,045                                        No
      35           18           913                                        No
      36           32         1,045                                        No
      37           92           929                                        No
      38           16         1,018                                        No
      39           72           862                                        No
      40                                                                   Yes
      41            6         1,333                                        No
      51                                                                   No
      55           24         1,120                                        No
      56                                                                   No
      60                                                                   No
      63           52           683                                        No
      67           120        1,039        64           $1,196             No
      81                                                                   No
      84           20           751                                        No
      85                                                                   No
      90            4           894                                        No
      92                                                                   No
      97                                                                   Yes
     102            1         2,300                                        No
     103            8           967                                        No
     104           23           708                                        No
     110                                                                   No
     115           30           644                                        No
     118                                                                   No
     119            1         1,000                                        No
     120                                                                   No
     123                                                                   No
     136           16           675                                        No
     139            4         1,038                                        No
     143           22         1,476                                        No
     152            9           791                                        No
     162                                                                   No

------------------------------------------------------------------------------------

                                                                         ANNEX C

                      CLASS A-SB PLANNED PRINCIPAL BALANCE

                                     PRINCIPAL BALANCE AFTER
                                    SCHEDULED PAYMENT ON THE
 DISTRIBUTION DATE                  RELATED DISTRIBUTION DATE
-------------------                --------------------------

                                      C-1

                                     PRINCIPAL BALANCE AFTER
                                    SCHEDULED PAYMENT ON THE
 DISTRIBUTION DATE                  RELATED DISTRIBUTION DATE
-------------------                --------------------------

                                      C-2

                                     PRINCIPAL BALANCE AFTER
                                    SCHEDULED PAYMENT ON THE
 DISTRIBUTION DATE                  RELATED DISTRIBUTION DATE
-------------------                --------------------------

                                      C-3

              [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                                        ANNEX D

                          AMORTIZATION SCHEDULE OF THE
                    KC PARI PASSU NOTE A-1 SENIOR COMPONENT

 PERIOD        DATE       ENDING BALANCE(1)      PRINCIPAL(1)
--------   -----------   -------------------   ----------------

    0      12/1/2005      $ 150,000,000.00       $         --
    1       1/1/2006      $ 149,875,000.00       $ 125,000.00
    2       2/1/2006      $ 149,750,000.00       $ 125,000.00
    3       3/1/2006      $ 149,625,000.00       $ 125,000.00
    4       4/1/2006      $ 149,500,000.00       $ 125,000.00
    5       5/1/2006      $ 149,375,000.00       $ 125,000.00
    6       6/1/2006      $ 149,250,000.00       $ 125,000.00
    7       7/1/2006      $ 149,125,000.00       $ 125,000.00
    8       8/1/2006      $ 149,000,000.00       $ 125,000.00
    9       9/1/2006      $ 148,875,000.00       $ 125,000.00
   10      10/1/2006      $ 148,750,000.00       $ 125,000.00
   11      11/1/2006      $ 148,625,000.00       $ 125,000.00
   12      12/1/2006      $ 148,500,000.00       $ 125,000.00
   13       1/1/2007      $ 148,375,000.00       $ 125,000.00
   14       2/1/2007      $ 148,250,000.00       $ 125,000.00
   15       3/1/2007      $ 148,125,000.00       $ 125,000.00
   16       4/1/2007      $ 148,000,000.00       $ 125,000.00
   17       5/1/2007      $ 147,875,000.00       $ 125,000.00
   18       6/1/2007      $ 147,750,000.00       $ 125,000.00
   19       7/1/2007      $ 147,625,000.00       $ 125,000.00
   20       8/1/2007      $ 147,500,000.00       $ 125,000.00
   21       9/1/2007      $ 147,375,000.00       $ 125,000.00
   22      10/1/2007      $ 147,250,000.00       $ 125,000.00
   23      11/1/2007      $ 147,125,000.00       $ 125,000.00
   24      12/1/2007      $ 147,000,000.00       $ 125,000.00
   25       1/1/2008      $ 146,875,000.00       $ 125,000.00
   26       2/1/2008      $ 146,750,000.00       $ 125,000.00
   27       3/1/2008      $ 146,625,000.00       $ 125,000.00
   28       4/1/2008      $ 146,500,000.00       $ 125,000.00
   29       5/1/2008      $ 146,375,000.00       $ 125,000.00
   30       6/1/2008      $ 146,250,000.00       $ 125,000.00
   31       7/1/2008      $ 146,125,000.00       $ 125,000.00
   32       8/1/2008      $ 146,000,000.00       $ 125,000.00
   33       9/1/2008      $ 145,875,000.00       $ 125,000.00
   34      10/1/2008      $ 145,750,000.00       $ 125,000.00
   35      11/1/2008      $ 145,625,000.00       $ 125,000.00
   36      12/1/2008      $ 145,500,000.00       $ 125,000.00
   37       1/1/2009      $ 145,375,000.00       $ 125,000.00
   38       2/1/2009      $ 145,250,000.00       $ 125,000.00
   39       3/1/2009      $ 145,125,000.00       $ 125,000.00
   40       4/1/2009      $ 145,000,000.00       $ 125,000.00
   41       5/1/2009      $ 144,875,000.00       $ 125,000.00
   42       6/1/2009      $ 144,750,000.00       $ 125,000.00
   43       7/1/2009      $ 144,625,000.00       $ 125,000.00
   44       8/1/2009      $ 144,500,000.00       $ 125,000.00

                                      D-1

                         AMORTIZATION SCHEDULE OF THE
                    KC PARI PASSU NOTE A-1 SENIOR COMPONENT

 PERIOD        DATE       ENDING BALANCE(1)      PRINCIPAL(1)
--------   -----------   -------------------   ----------------

   45       9/1/2009      $ 144,375,000.00       $ 125,000.00
   46      10/1/2009      $ 144,250,000.00       $ 125,000.00
   47      11/1/2009      $ 144,125,000.00       $ 125,000.00
   48      12/1/2009      $ 144,000,000.00       $ 125,000.00
   49       1/1/2010      $ 143,875,000.00       $ 125,000.00
   50       2/1/2010      $ 143,750,000.00       $ 125,000.00
   51       3/1/2010      $ 143,625,000.00       $ 125,000.00
   52       4/1/2010      $ 143,500,000.00       $ 125,000.00
   53       5/1/2010      $ 143,375,000.00       $ 125,000.00
   54       6/1/2010      $ 143,250,000.00       $ 125,000.00
   55       7/1/2010      $ 143,125,000.00       $ 125,000.00
   56       8/1/2010      $ 143,000,000.00       $ 125,000.00
   57       9/1/2010      $ 142,875,000.00       $ 125,000.00
   58      10/1/2010      $ 142,750,000.00       $ 125,000.00
   59      11/1/2010      $ 142,625,000.00       $ 125,000.00
   60      12/1/2010      $ 142,500,000.00       $ 125,000.00
   61       1/1/2011      $ 142,275,000.00       $ 225,000.00
   62       2/1/2011      $ 142,050,000.00       $ 225,000.00
   63       3/1/2011      $ 141,825,000.00       $ 225,000.00
   64       4/1/2011      $ 141,600,000.00       $ 225,000.00
   65       5/1/2011      $ 141,375,000.00       $ 225,000.00
   66       6/1/2011      $ 141,150,000.00       $ 225,000.00
   67       7/1/2011      $ 140,925,000.00       $ 225,000.00
   68       8/1/2011      $ 140,700,000.00       $ 225,000.00
   69       9/1/2011      $ 140,475,000.00       $ 225,000.00
   70      10/1/2011      $ 140,250,000.00       $ 225,000.00
   71      11/1/2011      $ 140,025,000.00       $ 225,000.00
   72      12/1/2011      $ 139,800,000.00       $ 225,000.00
   73       1/1/2012      $ 139,575,000.00       $ 225,000.00
   74       2/1/2012      $ 139,350,000.00       $ 225,000.00
   75       3/1/2012      $ 139,125,000.00       $ 225,000.00
   76       4/1/2012      $ 138,900,000.00       $ 225,000.00
   77       5/1/2012      $ 138,675,000.00       $ 225,000.00
   78       6/1/2012      $ 138,450,000.00       $ 225,000.00
   79       7/1/2012      $ 138,225,000.00       $ 225,000.00
   80       8/1/2012      $ 138,000,000.00       $ 225,000.00
   81       9/1/2012      $ 137,775,000.00       $ 225,000.00
   82      10/1/2012      $ 137,550,000.00       $ 225,000.00
   83      11/1/2012      $ 137,325,000.00       $ 225,000.00
   84      12/1/2012      $ 137,100,000.00       $ 225,000.00
   85       1/1/2013      $ 136,875,000.00       $ 225,000.00
   86       2/1/2013      $ 136,650,000.00       $ 225,000.00
   87       3/1/2013      $ 136,425,000.00       $ 225,000.00
   88       4/1/2013      $ 136,200,000.00       $ 225,000.00
   89       5/1/2013      $ 135,975,000.00       $ 225,000.00
   90       6/1/2013      $ 135,750,000.00       $ 225,000.00
   91       7/1/2013      $ 135,525,000.00       $ 225,000.00

                                      D-2

                         AMORTIZATION SCHEDULE OF THE
                    KC PARI PASSU NOTE A-1 SENIOR COMPONENT

 PERIOD        DATE       ENDING BALANCE(1)        PRINCIPAL(1)
--------   -----------   -------------------   -------------------

   92       8/1/2013      $ 135,300,000.00      $     225,000.00
   93       9/1/2013      $ 135,075,000.00      $     225,000.00
   94      10/1/2013      $ 134,850,000.00      $     225,000.00
   95      11/1/2013      $ 134,625,000.00      $     225,000.00
   96      12/1/2013      $ 134,400,000.00      $     225,000.00
   97       1/1/2014      $ 134,175,000.00      $     225,000.00
   98       2/1/2014      $ 133,950,000.00      $     225,000.00
   99       3/1/2014      $ 133,725,000.00      $     225,000.00
   100      4/1/2014      $ 133,500,000.00      $     225,000.00
   101      5/1/2014      $ 133,275,000.00      $     225,000.00
   102      6/1/2014      $ 133,050,000.00      $     225,000.00
   103      7/1/2014      $ 132,825,000.00      $     225,000.00
   104      8/1/2014      $ 132,600,000.00      $     225,000.00
   105      9/1/2014      $ 132,375,000.00      $     225,000.00
   106     10/1/2014      $ 132,150,000.00      $     225,000.00
   107     11/1/2014      $ 131,925,000.00      $     225,000.00
   108     12/1/2014      $ 131,700,000.00      $     225,000.00
   109      1/1/2015      $ 131,475,000.00      $     225,000.00
   110      2/1/2015      $ 131,250,000.00      $     225,000.00
   111      3/1/2015      $ 131,025,000.00      $     225,000.00
   112      4/1/2015      $ 130,800,000.00      $     225,000.00
   113      5/1/2015      $ 130,575,000.00      $     225,000.00
   114      6/1/2015      $ 130,350,000.00      $     225,000.00
   115      7/1/2015      $ 130,125,000.00      $     225,000.00
   116      8/1/2015      $ 129,900,000.00      $     225,000.00
   117      9/1/2015      $ 129,675,000.00      $     225,000.00
   118     10/1/2015      $ 129,450,000.00      $     225,000.00
   119     11/1/2015      $ 129,225,000.00      $     225,000.00
   120     12/1/2015      $             --      $ 129,225,000.00

----------
(1)   Amounts may vary from amounts shown due to rounding.

                                      D-3

                           AMORTIZATION SCHEDULE OF
                  KC PARI PASSU NOTE A-1 SUBORDINATE COMPONENT

 PERIOD        DATE       ENDING BALANCE(1)      PRINCIPAL(1)
--------   -----------   -------------------   ----------------

    0      12/1/2005      $ 200,000,000.00       $         --
    1       1/1/2006      $ 199,833,333.33       $ 166,666.67
    2       2/1/2006      $ 199,666,666.66       $ 166,666.67
    3       3/1/2006      $ 199,499,999.99       $ 166,666.67
    4       4/1/2006      $ 199,333,333.32       $ 166,666.67
    5       5/1/2006      $ 199,166,666.65       $ 166,666.67
    6       6/1/2006      $ 198,999,999.98       $ 166,666.67
    7       7/1/2006      $ 198,833,333.31       $ 166,666.67
    8       8/1/2006      $ 198,666,666.64       $ 166,666.67
    9       9/1/2006      $ 198,499,999.97       $ 166,666.67
   10      10/1/2006      $ 198,333,333.30       $ 166,666.67
   11      11/1/2006      $ 198,166,666.63       $ 166,666.67
   12      12/1/2006      $ 197,999,999.96       $ 166,666.67
   13       1/1/2007      $ 197,833,333.29       $ 166,666.67
   14       2/1/2007      $ 197,666,666.62       $ 166,666.67
   15       3/1/2007      $ 197,499,999.95       $ 166,666.67
   16       4/1/2007      $ 197,333,333.28       $ 166,666.67
   17       5/1/2007      $ 197,166,666.61       $ 166,666.67
   18       6/1/2007      $ 196,999,999.94       $ 166,666.67
   19       7/1/2007      $ 196,833,333.27       $ 166,666.67
   20       8/1/2007      $ 196,666,666.60       $ 166,666.67
   21       9/1/2007      $ 196,499,999.93       $ 166,666.67
   22      10/1/2007      $ 196,333,333.26       $ 166,666.67
   23      11/1/2007      $ 196,166,666.59       $ 166,666.67
   24      12/1/2007      $ 195,999,999.92       $ 166,666.67
   25       1/1/2008      $ 195,833,333.25       $ 166,666.67
   26       2/1/2008      $ 195,666,666.58       $ 166,666.67
   27       3/1/2008      $ 195,499,999.91       $ 166,666.67
   28       4/1/2008      $ 195,333,333.24       $ 166,666.67
   29       5/1/2008      $ 195,166,666.57       $ 166,666.67
   30       6/1/2008      $ 194,999,999.90       $ 166,666.67
   31       7/1/2008      $ 194,833,333.23       $ 166,666.67
   32       8/1/2008      $ 194,666,666.56       $ 166,666.67
   33       9/1/2008      $ 194,499,999.89       $ 166,666.67
   34      10/1/2008      $ 194,333,333.22       $ 166,666.67
   35      11/1/2008      $ 194,166,666.55       $ 166,666.67
   36      12/1/2008      $ 193,999,999.88       $ 166,666.67
   37       1/1/2009      $ 193,833,333.21       $ 166,666.67
   38       2/1/2009      $ 193,666,666.54       $ 166,666.67
   39       3/1/2009      $ 193,499,999.87       $ 166,666.67
   40       4/1/2009      $ 193,333,333.20       $ 166,666.67
   41       5/1/2009      $ 193,166,666.53       $ 166,666.67
   42       6/1/2009      $ 192,999,999.86       $ 166,666.67
   43       7/1/2009      $ 192,833,333.19       $ 166,666.67
   44       8/1/2009      $ 192,666,666.52       $ 166,666.67
   45       9/1/2009      $ 192,499,999.85       $ 166,666.67
   46      10/1/2009      $ 192,333,333.18       $ 166,666.67

                                      D-4

                           AMORTIZATION SCHEDULE OF
                  KC PARI PASSU NOTE A-1 SUBORDINATE COMPONENT

 PERIOD        DATE       ENDING BALANCE(1)      PRINCIPAL(1)
--------   -----------   -------------------   ----------------

   47      11/1/2009      $ 192,166,666.51       $ 166,666.67
   48      12/1/2009      $ 191,999,999.84       $ 166,666.67
   49       1/1/2010      $ 191,833,333.17       $ 166,666.67
   50       2/1/2010      $ 191,666,666.50       $ 166,666.67
   51       3/1/2010      $ 191,499,999.83       $ 166,666.67
   52       4/1/2010      $ 191,333,333.16       $ 166,666.67
   53       5/1/2010      $ 191,166,666.49       $ 166,666.67
   54       6/1/2010      $ 190,999,999.82       $ 166,666.67
   55       7/1/2010      $ 190,833,333.15       $ 166,666.67
   56       8/1/2010      $ 190,666,666.48       $ 166,666.67
   57       9/1/2010      $ 190,499,999.81       $ 166,666.67
   58      10/1/2010      $ 190,333,333.14       $ 166,666.67
   59      11/1/2010      $ 190,166,666.47       $ 166,666.67
   60      12/1/2010      $ 189,999,999.80       $ 166,666.67
   61       1/1/2011      $ 189,699,999.80       $ 300,000.00
   62       2/1/2011      $ 189,399,999.80       $ 300,000.00
   63       3/1/2011      $ 189,099,999.80       $ 300,000.00
   64       4/1/2011      $ 188,799,999.80       $ 300,000.00
   65       5/1/2011      $ 188,499,999.80       $ 300,000.00
   66       6/1/2011      $ 188,199,999.80       $ 300,000.00
   67       7/1/2011      $ 187,899,999.80       $ 300,000.00
   68       8/1/2011      $ 187,599,999.80       $ 300,000.00
   69       9/1/2011      $ 187,299,999.80       $ 300,000.00
   70      10/1/2011      $ 186,999,999.80       $ 300,000.00
   71      11/1/2011      $ 186,699,999.80       $ 300,000.00
   72      12/1/2011      $ 186,399,999.80       $ 300,000.00
   73       1/1/2012      $ 186,099,999.80       $ 300,000.00
   74       2/1/2012      $ 185,799,999.80       $ 300,000.00
   75       3/1/2012      $ 185,499,999.80       $ 300,000.00
   76       4/1/2012      $ 185,199,999.80       $ 300,000.00
   77       5/1/2012      $ 184,899,999.80       $ 300,000.00
   78       6/1/2012      $ 184,599,999.80       $ 300,000.00
   79       7/1/2012      $ 184,299,999.80       $ 300,000.00
   80       8/1/2012      $ 183,999,999.80       $ 300,000.00
   81       9/1/2012      $ 183,699,999.80       $ 300,000.00
   82      10/1/2012      $ 183,399,999.80       $ 300,000.00
   83      11/1/2012      $ 183,099,999.80       $ 300,000.00
   84      12/1/2012      $ 182,799,999.80       $ 300,000.00
   85       1/1/2013      $ 182,499,999.80       $ 300,000.00
   86       2/1/2013      $ 182,199,999.80       $ 300,000.00
   87       3/1/2013      $ 181,899,999.80       $ 300,000.00
   88       4/1/2013      $ 181,599,999.80       $ 300,000.00
   89       5/1/2013      $ 181,299,999.80       $ 300,000.00
   90       6/1/2013      $ 180,999,999.80       $ 300,000.00
   91       7/1/2013      $ 180,699,999.80       $ 300,000.00
   92       8/1/2013      $ 180,399,999.80       $ 300,000.00
   93       9/1/2013      $ 180,099,999.80       $ 300,000.00

                                      D-5

                           AMORTIZATION SCHEDULE OF
                  KC PARI PASSU NOTE A-1 SUBORDINATE COMPONENT

 PERIOD        DATE       ENDING BALANCE(1)        PRINCIPAL(1)
--------   -----------   -------------------   -------------------

   94      10/1/2013      $ 179,799,999.80      $     300,000.00
   95      11/1/2013      $ 179,499,999.80      $     300,000.00
   96      12/1/2013      $ 179,199,999.80      $     300,000.00
   97       1/1/2014      $ 178,899,999.80      $     300,000.00
   98       2/1/2014      $ 178,599,999.80      $     300,000.00
   99       3/1/2014      $ 178,299,999.80      $     300,000.00
   100      4/1/2014      $ 177,999,999.80      $     300,000.00
   101      5/1/2014      $ 177,699,999.80      $     300,000.00
   102      6/1/2014      $ 177,399,999.80      $     300,000.00
   103      7/1/2014      $ 177,099,999.80      $     300,000.00
   104      8/1/2014      $ 176,799,999.80      $     300,000.00
   105      9/1/2014      $ 176,499,999.80      $     300,000.00
   106     10/1/2014      $ 176,199,999.80      $     300,000.00
   107     11/1/2014      $ 175,899,999.80      $     300,000.00
   108     12/1/2014      $ 175,599,999.80      $     300,000.00
   109      1/1/2015      $ 175,299,999.80      $     300,000.00
   110      2/1/2015      $ 174,999,999.80      $     300,000.00
   111      3/1/2015      $ 174,699,999.80      $     300,000.00
   112      4/1/2015      $ 174,399,999.80      $     300,000.00
   113      5/1/2015      $ 174,099,999.80      $     300,000.00
   114      6/1/2015      $ 173,799,999.80      $     300,000.00
   115      7/1/2015      $ 173,499,999.80      $     300,000.00
   116      8/1/2015      $ 173,199,999.80      $     300,000.00
   117      9/1/2015      $ 172,899,999.80      $     300,000.00
   118     10/1/2015      $ 172,599,999.80      $     300,000.00
   119     11/1/2015      $ 172,299,999.80      $     300,000.00
   120     12/1/2015      $             --      $ 172,299,999.80

                                      D-6

                                     ANNEX E
-------------------------------------------------------------------------------
                                277 PARK AVENUE
-------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

277 PARK AVENUE

---------------------------------------------------------------
                      LOAN INFORMATION
---------------------------------------------------------------
 LOAN SELLER:                  Bank of America

 ORIGINAL NOTE A-1 PRINCIPAL
      BALANCE:                 $260,000,000

 FIRST PAYMENT DATE:           November 1, 2005

 TERM/AMORTIZATION:            120/0 months

 INTEREST ONLY PERIOD:         120 months

 ANTICIPATED REPAYMENT DATE:   October 1, 2015(1)

 EXPECTED NOTE A-1 MATURITY
      BALANCE:                 $260,000,000

 BORROWING ENTITY:             277 Park Avenue, LLC

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout/Defeasance:
                               119 payments
                               Open: 1 payment

 PARI PASSU DEBT:              $240,000,000 (Note A-2)

 EXISTING MEZZANINE DEBT:      $100,000,000 senior mezzanine
                               loan and $100,000,000 junior
                               mezzanine loan.

 LOCKBOX:                      Hard
---------------------------------------------------------------
(1)   The final maturity date is October 1, 2035.

---------------------------------------------------------------
                 FINANCIAL INFORMATION
---------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:     $500,000,000

 NOTE A-1 CUT-OFF DATE BALANCE:       $260,000,000

 NOTE A-2 CUT-OFF DATE BALANCE:       $240,000,000

 SHADOW RATING (MOODY'S/S&P):         A2/AAA

 CUT-OFF DATE LTV:                    41.7%

 MATURITY DATE LTV:                   41.7%

 UNDERWRITTEN DSCR:                   2.64x

 MORTGAGE RATE(1):                    4.647%
---------------------------------------------------------------

(1)   Interest rate rounded to three decimal places and is subject to change
      (prior to pricing).

---------------------------------------------------------------
                    PROPERTY INFORMATION
---------------------------------------------------------------
 PROPERTY TYPE:                Office

 PROPERTY SUB TYPE:            Central Business District

 LOCATION:                     New York, New York

 YEAR BUILT/RENOVATED:         1964/2001

 NET RENTABLE SQUARE FEET:     1,767,528

 CUT-OFF BALANCE PSF:          $283

 OCCUPANCY AS OF 06/01/2005:   100.0%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          Stanley Stahl Management,
                               Inc.; Colliers ABR, Inc.

 U/W NET CASH FLOW:            $62,192,876

 APPRAISED VALUE:              $1,200,000,000
---------------------------------------------------------------

                                       E-1

-------------------------------------------------------------------------------
                                 277 PARK AVENUE
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------------------------------------------
                                           FULL YEAR           FULL YEAR          ANNUALIZED
                                          (12/31/2003)        (12/31/2004)        (6/30/2005)         UNDERWRITTEN
                                        ----------------   -----------------   -----------------   -----------------

 Effective Gross Income .............      $93,209,497       $100,075,959        $101,529,850        $107,619,501
 Total Expenses .....................      $40,188,485       $ 40,579,979        $ 40,776,738        $ 43,854,776
 Net Operating Income (NOI) .........      $53,021,012       $ 59,495,980        $ 60,753,112        $ 63,764,725
 Cash Flow (CF) .....................      $53,021,012       $ 59,495,980        $ 60,753,112        $ 62,192,876
 DSCR on NOI(1) .....................            2.25x              2.53x               2.58x               2.71x
 DSCR on CF(1) ......................            2.25x              2.53x               2.58x               2.64x
--------------------------------------------------------------------------------------------------------------------

(1)   Based on an aggregate principal balance of $500,000,000 (the aggregate
      277 Park Avenue Whole Loan Cut-off Date principal balance).

----------------------------------------------------------------------------------------------------------------------
                             TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------
                                RATINGS       TOTAL       % OF        RENT       POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                   MOODY'S/S&P   TENANT SF   TOTAL SF      PSF          RENT           RENT      EXPIRATION
---------------------------- ------------- ----------- ---------- ----------- -------------- ------------- -----------

 JP Morgan Chase ...........     Aa3/A+     1,361,629      77.0%   $50.28      $68,456,785        77.2%    03/31/2021
 Sumitomo Mitsui Banking
  Corporation ..............      NR/A        211,825      12.0    $42.94        9,096,706        10.3     08/31/2010
 ContiGroup ................   Not Rated       46,110       2.6    $47.09        2,171,205         2.4     02/28/2015
                                            ---------      ----    -------      -----------        ----
 TOTAL .....................                1,619,564      91.6%               $79,724,695        89.9%
----------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent, and % Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

-----------------------------------------------------------------------------------------------------
                                         LEASE ROLLOVER SCHEDULE(1)
-----------------------------------------------------------------------------------------------------
                      # OF LEASES    EXPIRING      % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION      EXPIRING        SF       TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
-------------------- ------------- ------------ ---------- ------------ --------------- -------------

 2006 ..............        2          28,258        1.6%      28,258          1.6%      $ 1,385,184
 2007 ..............        2          10,500        0.6       38,758          2.2%      $   914,315
 2009 ..............        2          24,218        1.4       62,976          3.6%      $ 1,210,659
 2010 ..............        6         236,413       13.4      299,389         16.9%      $10,562,172
 2011 ..............        3          16,513        0.9      315,902         17.9%      $ 1,480,497
 2012 ..............        2          19,400        1.1      335,302         19.0%      $ 1,234,080
 2013 ..............        1             940        0.1      336,242         19.0%      $   151,199
 2014 ..............        3           3,280        0.2      339,522         19.2%      $   396,421
 2015 ..............        2          46,110        2.6      385,632         21.8%      $ 2,171,205
 2016 ..............        1           8,022        0.5      393,654         22.3%      $   649,220
 2021 ..............        2       1,361,629       77.0    1,755,283         99.3%      $68,456,785
 MTM ...............        2          12,245        0.7    1,767,528        100.0%      $    86,700
                           --       ---------      -----
 TOTAL .............       28       1,767,528      100.0%
------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

                                      E-2

--------------------------------------------------------------------------------
                                 277 PARK AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The three largest tenants, representing 91.6% of the total net rentable square feet, are:

o JP MORGAN CHASE ("JPM") (rated "Aa3" by Moody's and "A+" by S&P) occupies a total of 1,361,629 square feet (77.0% of square feet, 77.2% of rental income) under two leases that expire on March 31, 2021. The current blended rental rate per square foot of $50.28 increases annually. There are three five-year options to renew the leases with the rental rate per square foot determined at the then fair market. JPM is a global financial services company operating six lines of business: Investment Banking, Retail
  Financial Services, Card Services, Commercial Banking, Treasury and
  Securities Services, and Asset and Wealth Management. JPM operates more than
  2,500 branches located in 17 states and 6,650 automated teller machines. JPM has operations in approximately 50 countries in Europe, the Middle East,
  Africa, Asia-Pacific, Latin America and the Caribbean. JPM employs approximately 160,000 people. As of the fiscal year ended December 31, 2004,
  JPM reported revenue of approximately $56.9 billion, net income of $4.5 billion and stockholder equity of $105.7 billion.

o SUMITOMO MITSUI BANKING CORPORATION ("SMBC") (not rated by Moody's and rated
  "A+" by S&P) occupies a total of 211,825 square feet (12.0% of square feet,
  10.3% of rental income) under two office space leases and one storage space lease, all expiring on August 31, 2010. The blended rental rate per square foot for the office space is $42.94 and remains constant during the initial lease term. There is one option to renew the leases for either five or ten years with the rental rate per square foot determined at 95% of the then fair market. SMBC is one of the world's leading commercial banks providing a range of wholesale and retail banking services. SMBC, headquartered in
  Tokyo, Japan, is also engaged in leasing, securities, credit card, investment, mortgage securitization, venture capital and other credit related businesses.

o CONTIGROUP (not rated) occupies a total of 46,110 square feet (2.6% of square feet, 2.4% of rental income) under two 25-year leases, one for office space and one for storage space, both expiring on February 28, 2015. The current rental rate per square foot of office space of $48.00 increases to
  $53.00 on March 1, 2010. ContiGroup is a recognized leader in integrated poultry and pork production and cattle feeding, with nearly 200 years of experience in agribusiness and global trade. The company serves customers around the world through facilities and affiliates in ten countries.
  ContiGroup operated as Continental Grain Company from 1921 to 1999, when it sold its commodity marketing operations and turned its principal focus to meat proteins. ContiGroup operates 13 state-of-the-art poultry plants across the southeastern United States, six major feedlots in four states, raises more than one million head of cattle per year, ranks as the second largest pork producer in the country through a joint venture with Premium Standard
  Farms, and is a major producer of animal feed, wheat flour, pork and poultry in Latin America and the Far East. ContiGroup employs approximately 13,500 people worldwide in ten countries.
-------------------------------------------------------------------------------

                                      E-3

--------------------------------------------------------------------------------
                                277 PARK AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The 277 Park Avenue Mortgage Loan is a $260.0 million, ten-year fixed rate loan secured by a first mortgage on an office building located in New York
  City. The 277 Park Avenue Mortgage Loan is interest only for the entire loan term until an anticipated repayment date of October 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 4.647%. The final maturity date of the 277 Park Avenue Mortgage Loan is October 1, 2035.

THE BORROWER:

o The 277 Park Avenue Borrower is 277 Park Avenue, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at lease two independent directors for which the 277 Park Avenue Borrower's counsel has delivered a non-consolidation opinion. Equity ownership is held
  100.0% by Park Avenue Mezz I, LLC as the sole member. Through a series of intermediate ownership levels, equity ownership is eventually held by the estate of Stanley Stahl.

THE PROPERTY:

o The 277 Park Avenue Mortgaged Property consists of a fee simple interest in a Class "A" office building built in 1964 and most recently renovated in
  2001. The improvements consist of a 50-story office building situated on
  1.86 acres containing 1,767,528 net rentable square feet, of which 1,708,433 square feet is office space and 59,095 is retail/storage space. The 277 Park
  Avenue Mortgaged Property is currently occupied by 11 office tenants ranging in size from 1,200 to 1,361,629 square feet and 15 retail tenants ranging in size from 101 to 18,000 square feet.

o The 277 Park Avenue Mortgaged Property is located on an entire city block in
  Midtown Manhattan between East 47th and East 48th Streets. The Midtown
  Manhattan submarket totals 235.2 million square feet, of which 176 million is Class A, making it one of the largest office submarkets in Manhattan.

o The 277 Park Avenue Borrower is generally required at its sole cost and expense to keep the 277 Park Avenue Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o Stanley Stahl Management, Inc., a borrower related entity, and Colliers ABR,
  Inc. ("CABR") jointly manage the 277 Park Avenue Mortgaged Property. Stahl
  Real Estate Company, started over 50 years ago by Stanley Stahl, owns approximately 4 million square feet of office and 3,000 apartments in the
  New York area. CABR was founded in 1978 as a full service commercial real estate services firm and serves clients in the New York City, Westchester
  County, New Jersey, and Fairfield County markets, offering tenant and landlord services, brokerage, consulting, property management, project monitoring and market research. The parent company, Colliers, is a global real estate services firm with 248 offices located in 51 countries and employing approximately 9,000 people. Colliers has more than 660 million square feet under management.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o The equity owner of the borrower, Park Avenue Mezz 1, LLC, incurred senior mezzanine debt from Bank of America, N.A. with an aggregate balance of
  $100,000,000 secured by pledges of equity interests in the 277 Park Avenue
  Borrower. The equity owners of the mezzanine borrower, PAMC Co-Manager Inc.
  and Park Avenue Financing Company, LLC, incurred junior mezzanine debt from
  Bank of America, N.A. with an aggregate balance of $100,000,000 secured by pledges of equity interests in the junior mezzanine borrower's equity interests in the senior mezzanine borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o Not Allowed.
-------------------------------------------------------------------------------

                                      E-4

--------------------------------------------------------------------------------
                             KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

KINDERCARE PORTFOLIO

---------------------------------------------------------------
                        LOAN INFORMATION
---------------------------------------------------------------
 LOAN SELLER:                        Bank of America

 ORIGINAL NOTE A-1 SENIOR
  COMPONENT PRINCIPAL
  BALANCE:                           $150,000,000

 FIRST PAYMENT DATE:                 January 1, 2006

 TERM/AMORTIZATION:                  120/Planned

 MATURITY DATE:                      December 1, 2015

 EXPECTED NOTE A-1 SENIOR
  COMPONENT MATURITY
  BALANCE:                           $129,225,000

 BORROWING ENTITY:                   KC Propco, LLC

 INTEREST CALCULATION:               Actual/360

 CALL PROTECTION:                    Lockout: 13 payments
                                     GRTR 1% PPMT or
                                     Yield Maintenance:
                                     100 payments

 PARI PASSU DEBT:                    Open: 7 payments
                                     $150,000,000 Note A-2
                                     and $150,000,000 Note
                                     A-3

 EXISTING MEZZANINE DEBT:            $50,000,000 senior
                                     mezzanine loan.

SUBORDINATE COMPONENT:               $200,000,000 portion
                                     (subordinate component)
                                     of Note A-1, included in
                                     the trust fund.

 UP-FRONT RESERVES:

   IMMEDIATE REPAIR RESERVE:         $756,551

 LETTERS OF CREDIT:

   TAXES:                            $5,542,841

   REPLACEMENT RESERVES:             $930,000

 LOCKBOX:                            Hard
---------------------------------------------------------------

-------------------------------------------------------------------------
                       FINANCIAL INFORMATION
-------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:             $650,000,000

 NOTE A-1 CUT-OFF DATE BALANCE:               $350,000,000

 NOTE A-1 SENIOR COMPONENT
  CUT-OFF DATE BALANCE:                       $150,000,000

 NOTE A-1 SUBORDINATE COMPONENT
  CUT-OFF DATE BALANCE:                       $200,000,000

 NOTE A-2 CUT-OFF DATE BALANCE:               $150,000,000

 NOTE A-3 CUT-OFF DATE BALANCE:               $150,000,000

 SHADOW RATING (MOODY'S/S&P):                 A3/AAA

                                         WHOLE            WHOLE
                                         LOAN              LOAN
                                       (EXCLUDING       (INCLUDING
                                      SUBORDINATE       SUBORDINATE
                                       COMPONENT)        COMPONENT)
                                     ------------      ------------
 CUT-OFF DATE LTV:                       40.9%             59.0%

 MATURITY DATE LTV:                      35.2%             50.8%

 UNDERWRITTEN DSCR:                      3.27x             2.15x

 MORTGAGE RATE(1):                       5.123%            5.457%
-------------------------------------------------------------------------

(1)   The interest rate was rounded to three decimal places and is subject to change (prior to pricing).

-------------------------------------------------------------------------
                       PROPERTY INFORMATION
-------------------------------------------------------------------------
 PROPERTY TYPE:               Other

 PROPERTY SUB TYPE:           Child Development Centers

 LOCATION:                    Various

 YEAR BUILT OR YEAR OPENED:   Various

 NET RENTABLE SQUARE FEET:    5,119,320

 CUT-OFF BALANCE PSF:         $88

 T-12 UTILIZATION AS OF
  10/01/2005(1):              58.6%

 OWNERSHIP INTEREST:          Fee

 PROPERTY MANAGEMENT:         Greenstreet Realty Partners, L.P.

 U/W NET CASH FLOW:           $90,800,000

 APPRAISED VALUE:             $1,101,357,835
-------------------------------------------------------------------------

(1)   Excludes three properties for which information was unavailable and three properties constructed in 2005.

                                      E-5

--------------------------------------------------------------------------------
                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                            UNDERWRITTEN
                                                          ----------------
 Cash Flow (CF)(1)(2) ................................     $ 90,800,000
 DSCR on CF(3) ......................................             3.27x
--------------------------------------------------------------------------------

(1)   The KinderCare Portfolio Borrower, KC Propco, LLC, receives an annual payment of $90,800,000 (via the "Master Lease") from the Knowledge
      Learning Corporation.

(2)   In addition, the underlying properties in the KinderCare Portfolio had a
      12/31/04 EBITDA of $136,397,531 and a T12 10/01/05 EBITDA of
      $149,511,946.

(3)   Based on an aggregate principal of $450,000,000 (the KinderCare Portfolio
      Whole Loan Cut-off Date principal balance, excluding the Note A-1 subordinate component).

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The KinderCare Portfolio Whole Loan is a $650.0 million, ten-year fixed rate loan secured by a first mortgage on 713 children's learning centers located in 37 states. The KinderCare Whole Loan is represented by three pari passu promissory notes referred to as Note A-1 (which is the only note included in the trust fund), Note A-2 and Note A-3. The KinderCare Portfolio Mortgage
  Loan is represented by the senior component of the related Note A-1. Monthly debt service on the KinderCare Portfolio Senior Component Loan in the trust consists of interest plus fixed principal payments of $125,000 for the first
  60 months and $225,000 for the last 60 months. Monthly debt service on the
  KinderCare Portfolio Whole Loan consists of interest plus fixed principal payments of $541,667 for the first 60 months and $975,000 for the last 60 months.

THE BORROWER:

o The KinderCare Portfolio Borrower is KC Propco, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the KinderCare Portfolio
  Borrower's legal counsel has delivered a non-consolidation opinion.

o Equity ownership is held 100% by KC Mezco I LLC as the Member of the
  KinderCare Portfolio Borrower. Through a series of intermediate ownership levels, equity ownership of the KinderCare Portfolio Borrower is eventually held by KinderCare Learning Centers, Inc. and Knowledge Learning
  Corporation, the sponsor of the KinderCare Portfolio Mortgage Loan. The sponsor principals are Michael R. Milken, Lowell J. Milken and Steven J.
  Green.

o The KinderCare Portfolio Borrower is generally required at its sole cost and expense to keep the KinderCare Portfolio Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

THE PROPERTY:

o The KinderCare Portfolio Mortgaged Property consists of 713 children's learning centers totaling 5,119,320 net rentable square feet located in 37 states that are owned and operated by Knowledge Learning Corporation.

THE COMPANY:

o KinderCare Learning Centers, founded in 1969 and based in Portland, Oregon, is a leading provider of early childhood education and care to children between the ages of six weeks and 12 years. KinderCare Learning Centers operates 1,222 early childhood education and care centers, 10 before and after-school programs and 43 employer-sponsored child care centers located in 39 states, serving more than 115,000 children and employing approximately
  24,000 people.

o Knowledge Learning Corporation, founded in 1983 and based in Golden,
  Colorado, is a leading provider of early childhood education programs and services operating under several names, including Children's Discovery
  Centers, Knowledge Beginnings, Magic Years and Children's World. Knowledge
  Learning Corporation operates 721 early childhood education and child care centers, 646 before- and after-school programs and 80 employer-sponsored child care centers located in 33 states and Washington, D.C., serving more than 85,000 children and employing approximately 17,000 people. As of the
  12-month period ended September 30, 2004, Knowledge Learning Corporation reported revenue of approximately $1.4 billion and net income of $15.0 million.
-------------------------------------------------------------------------------

                                      E-6

--------------------------------------------------------------------------------
                             KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
o In January 2005, Knowledge Learning Corporation purchased KinderCare for approximately $550 million. The combined company operates 1,900 early childhood education and child care centers, 656 before-and-after school programs and 123 employer-sponsored child care centers located in 39 states and Washington, D.C., serving more than 200,000 children and employing approximately 41,000 people.

PROPERTY MANAGEMENT:

o Greenstreet Realty Partners L.P. is the property manager of the portfolio.

MASTER LEASE:

o The KinderCare Portfolio Borrower has entered into a 15-year bondable triple net lease ("Master Lease") for the individual properties with the Knowledge
  Learning Corporation. The Master Lease provides for the monthly payment of scheduled base rent increasing periodically over the loan term and standard pass-through expenses. The Master Lease allows the individual properties to remain in the operating company, Knowledge Learning Corporation, which makes market rental payments to The KinderCare Portfolio Borrower, KC Propco, LLC.
  Beginning in 2011 and 2016 the scheduled base rent shall increase every five lease years proportionate to any increases in the CPI during the prior five year period, not to exceed a 7% maximum increase. The Master Lease specifies the portion of the base scheduled rent allocated to each individual property. All scheduled Master Lease payments shall at all times during the loan term be made directly to a deposit account controlled by the mortgagee.

RELEASE OF PROPERTY:

o Provided that no event of default has occurred and is continuing, the
  KinderCare Portfolio Borrower may obtain the release of an individual property from the lien of the related mortgage and the release of the
  KinderCare Portfolio Borrower's obligations upon satisfying the following conditions including, without limitation, receipt by the mortgagee of a certified copy of an amendment to the Master Lease reflecting the deletion of the individual property to be released, which amendment shall reduce the rental obligations of KinderCare Learning Corporation thereunder by an amount equal to the rental obligation associated with the individual property that is to be released. The release price for each individual property shall be 115% of the allocated loan amount to a third party purchaser or the greater of 115% of the allocated loan amount and the then appraised value of such individual property to an affiliate of the
  KinderCare Portfolio Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o The equity owner of the borrower, KC Mezco I LLC, incurred mezzanine debt from Bank of America, N.A. with an aggregate balance of $50,000,000 secured by pledges of equity interests in the KinderCare Portfolio Borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o Not allowed.

SUBORDINATE COMPONENT:

o As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates (the "Class KC Certificates") that is entitled to payments solely from the KinderCare Portfolio Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the KinderCare
  Portfolio Mortgage Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the KinderCare Portfolio Mortgage Loan. In addition, such holder may (but is not obliged to) purchase the KinderCare Portfolio
  Mortgage Loan, if the KinderCare Portfolio Mortgage Loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if the Special
  Servicer and the option holder are the same person or affiliated) or (b)
  unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special
  Servicer has not determined its fair value.
-------------------------------------------------------------------------------

                                      E-7

--------------------------------------------------------------------------------
                            INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

INTOWN SUITES PORTFOLIO

---------------------------------------------------------------
                     LOAN INFORMATION
---------------------------------------------------------------
 LOAN SELLER:                    Bear Stearns

 ORIGINAL PRINCIPAL BALANCE:     $126,016,590

 FIRST PAYMENT DATE:             December 1, 2005

 TERM/AMORTIZATION:              120/300 months

 MATURITY DATE:                  November 1, 2015

 EXPECTED MATURITY BALANCE:      $95,669,600

 BORROWING ENTITY(1):            Various

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                GRTR1% PPMT or YM:
                                 25 payments
                                 Defeasance: 91 payments
                                 Open: 4 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:        Yes

   IMMEDIATE REPAIR RESERVE:     $475,807

   REPLACEMENT RESERVE:          $163,134

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:        Yes

   REPLACEMENT RESERVE:          $163,134

 LOCKBOX:                        Hard
---------------------------------------------------------------

(1)   The loan is collateralized by forty properties and the borrower is comprised of forty separate single purpose entities.

---------------------------------------------------------------
          FINANCIAL INFORMATION
---------------------------------------------------------------
 CUT-OFF DATE BALANCE:       $125,815,376

 CUT-OFF DATE LTV:           59.1%

 MATURITY DATE LTV:          44.9%

 UNDERWRITTEN DSCR:          1.97x

 MORTGAGE RATE(1):           5.336%
---------------------------------------------------------------

(1)   Interest rate rounded to three decimal places.

---------------------------------------------------------------
                PROPERTY INFORMATION
---------------------------------------------------------------
 PROPERTY TYPE:                  Hotel

 PROPERTY SUB TYPE:              Extended Stay

 LOCATION:                       Various

 YEAR BUILT/RENOVATED:           Various

 NUMBER OF KEYS:                 5,073

 CUT-OFF BALANCE PER KEY:        $24,801

 OCCUPANCY AS OF 10/31/2005:     87.2%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            InTown Suites
                                 Management, Inc.

 U/W NET CASH FLOW:              $17,999,197

 APPRAISED VALUE:                $212,900,000
---------------------------------------------------------------

                                      E-8

--------------------------------------------------------------------------------
                            INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                    FINANCIAL INFORMATION -- PORTFOLIO LEVEL
-----------------------------------------------------------------------------------------------------------------
                                            FULL YEAR          FULL YEAR         TRAILING 12
                                          (12/31/2003)       (12/31/2004)       (10/31/2005)       UNDERWRITTEN
                                        ----------------   ----------------   ----------------   ----------------

 Effective Gross Income .............      $35,614,605       $36,452,690        $40,634,285        $41,053,483
 Total Expenses .....................      $16,551,829       $16,836,498        $18,966,613        $21,001,612
 Net Operating Income (NOI) .........      $19,062,776       $19,616,192        $21,667,672        $20,051,871
 Cash Flow (CF) .....................      $17,282,046       $17,793,557        $19,635,958        $17,999,197
 DSCR on NOI ........................            2.09x             2.15x              2.37x              2.19x
 DSCR on CF .........................            1.89x             1.95x              2.15x              1.97x
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                  PORTFOLIO OPERATING STATISTICS
-----------------------------------------------------------------------------------------------------------------
                                                                               TRAILING 12
                                              2003              2004           (10/31/2005)     UNDERWRITTEN
                                          ------------      ------------      --------------   -------------

 Average Weekly Rate (AWR) .........        $161.76           $167.43            $173.21          $177.26
 Average Daily Rate (ADR) ..........        $ 23.11           $ 23.92            $ 24.74          $ 25.32
 Occupancy .........................          82.0%              81.0%              87.2%            86.1%
 Weekly RevPAR .....................        $132.64           $135.57            $151.01          $152.66
 Daily RevPAR ......................        $ 18.95           $ 19.37            $ 21.57          $ 21.81
-----------------------------------------------------------------------------------------------------------------

                                      E-9

--------------------------------------------------------------------------------
                            INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF TOTAL PORTFOLIO
                                                                                  ALLOCATED CUT-OFF     (BY ALLOCATED CUT-OFF
        PROPERTY NAME                 LOCATION          YEAR BUILT      KEYS       LOAN BALANCE ($)         LOAN BALANCE)
-----------------------------   --------------------   ------------   --------   -------------------   ----------------------

 Perdue Springs .............   Chester, VA                2001          120         $  5,751,102                 4.6%
 Roosevelt Blvd .............   Clearwater, FL             2001          121            4,670,281                 3.7
 Beach Road .................   Jacksonville, FL           2000          121            4,601,581                 3.7
 Highway 17 .................   Charleston, SC             1998          121            4,368,843                 3.5
 Chandler Blvd ..............   Phoenix, AZ                2001          121            4,202,619                 3.3
 Coon Rapids ................   Coon Rapids, MN            1999          135            4,139,989                 3.3
 Salt Lake South ............   Salt Lake City, UT         1999          136            4,068,393                 3.2
 Sheridan ...................   Sheridan, CO               2000          135            3,983,998                 3.2
 Two Notch ..................   Columbia, SC               1997          121            3,659,667                 2.9
 Indianapolis North .........   Indianapolis, IN           2001          121            3,636,864                 2.9
 Highway 2252 ...............   San Antonio, TX            2001          121            3,620,620                 2.9
 Ina Road ...................   Tucson, AZ                 2001          121            3,548,804                 2.8
 Orlando North ..............   Orlando, FL                1997          137            3,488,191                 2.8
 Albuquerque ................   Albuquerque, NM            1999          135            3,294,731                 2.6
 Culebra Rd .................   San Antonio, TX            2001          121            3,255,484                 2.6
 Brook Hollow ...............   Dallas, TX                 1999          134            3,209,557                 2.6
 O'Hare .....................   Elk Grove, IL              1998          125            3,173,585                 2.5
 Nashville North ............   Hendersonville, TN         1997          121            3,134,218                 2.5
 Bell Road ..................   Nashville, TN              1998          121            3,082,910                 2.5
 Highway 121 ................   Lewisville, TX             1998          121            3,038,031                 2.4
 Birmingham North ...........   Birmingham, AL             1998          137            3,012,283                 2.4
 Hurstbourne ................   Louisville, KY             2000          121            2,977,937                 2.4
 Dublin .....................   Columbus, OH               1998          127            2,961,504                 2.4
 Rolling Creek ..............   Houston, TX                1998          137            2,883,359                 2.3
 Kieth Harrow ...............   Houston, TX                2000          121            2,816,306                 2.2
 Bandera Road ...............   Leon Valley, TX            2000          121            2,797,226                 2.2
 Perrin Beitel ..............   San Antonio, TX            1998          138            2,751,739                 2.2
 Oak Village ................   Arlington, TX              1997          132            2,723,175                 2.2
 Woods Cross ................   Woods Cross, UT            2001          121            2,711,024                 2.2
 Highway 290 ................   Houston, TX                1999          132            2,644,710                 2.1
 Jana Lane ..................   Pasadena, TX               2000          121            2,533,229                 2.0
 North Dallas ...............   North Dallas, TX           1998          121            2,364,598                 1.9
 Albermarle Road ............   Charlotte, NC              1998          121            2,283,308                 1.8
 Highway 6 ..................   Houston, TX                1998          121            2,257,390                 1.8
 Knoxville ..................   Knoxville, TN              1996          132            2,209,377                 1.8
 Carrollton .................   Carrollton, TX             1998          138            2,113,350                 1.7
 Webster ....................   Webster, TX                1998          132            2,043,911                 1.6
 Six Flags ..................   Arlington, TX              1998          132            2,002,977                 1.6
 El Paso ....................   El Paso, TX                1998          138            1,946,896                 1.5
 Arlington ..................   Arlington, TX              1998          121            1,851,609                 1.5
                                                                         ---         ------------               -----
 TOTAL ......................                                          5,073         $125,815,376               100.0%
-----------------------------------------------------------------------------------------------------------------------------

                                      E-10

--------------------------------------------------------------------------------
                            INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The InTown Suites Portfolio Mortgage Loan is a $126.0 million, 120-month fixed rate loan secured by a first mortgage on forty, cross-collateralized, cross-defaulted, extended-stay hotel properties located in 16 states totaling 5,073 rooms. The InTown Suites Portfolio Mortgage Loan bears interest at an annual interest rate, rounded to three decimal places, of
    5.336%. The loan amortizes based on a 300-month schedule and matures on
    November 1, 2015.

THE BORROWER:

o   The InTown Suites Portfolio Borrower is comprised of 40 separate single purpose entities. The sponsor of the InTown Suites Portfolio Mortgage Loan is InTown Suites Management, Inc. which is 100% owned and controlled by a subsidiary of LF Strategic Realty Investors II L.P., a private equity fund whose general partner is Lazard Freres Real Estate Investors L.L.C.

o   Lazard Freres Real Estate Investors L.L.C. has acted as general partner for four discretionary real estate funds that have invested nearly $3.0 billion of equity capital since 1994 in a variety of debt and equity real estate investments and operating companies. InTown Suites Management,
    Inc., founded in 1989 and headquartered in Atlanta, Georgia, is the largest owner/operator of economy extended-stay hotels in the United
    States. InTown Suites Management, Inc. operates a total of 120 extended-stay hotels totaling 15,716 rooms across 21 states.

THE PROPERTIES:

o   The portfolio consists of 40 individual extended stay hotel properties totaling 5,073 rooms located across 16 states and 25 separate Metropolitan
    Statistical Areas. The typical InTown Suites Portfolio Mortgaged Property is a three-story building with 121 guest rooms, a front office, and a guest laundry facility. The average age of hotels in the InTown Suites
    Portfolio is six years and approximately 27% of the properties consist of interior corridor buildings.

o   Typical guestrooms are approximately 275 to 300 square feet in size with various amenities including Full/Queen/King size beds, fold-out couch, a kitchen with stove-top, microwave oven, full size refrigerators, a dining area, cable television and internet access, weekly housekeeping and guest laundry facilities.

o   Average length of stay is approximately 161 nights. Rooms are typically rented on a weekly basis with approximately 64% of guests staying greater than 30 days.

PROPERTY MANAGEMENT:

o   InTown Suites Management, Inc., an affiliate of the borrower, manages the
    InTown Suites Portfolio Mortgaged Properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Mezzanine debt is permitted subject to the satisfaction of certain conditions, including confirmation of no downgrade from the rating agencies, a maximum combined loan-to-value ratio of no greater than 80%
    and a combined debt service coverage ratio not less than 1.20x.
-------------------------------------------------------------------------------

                                      E-11

-------------------------------------------------------------------------------
                            SUMMIT AT WARNER CENTER
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

SUMMIT AT WARNER CENTER

---------------------------------------------------------------
                      LOAN INFORMATION
---------------------------------------------------------------
 LOAN SELLER:                       Bank of America

 ORIGINAL PRINCIPAL BALANCE:        $120,000,000

 FIRST PAYMENT DATE:                December 1, 2005

 TERM/AMORTIZATION:                 60/0 months

 INTEREST ONLY PERIOD:              60 months

 MATURITY DATE:                     November 1, 2010

 EXPECTED MATURITY BALANCE:         $120,000,000

 BORROWING ENTITY:                  Warner Center Summit,
                                    Ltd.

 INTEREST CALCULATION:              Actual/360

 CALL PROTECTION:                   Lockout/Defeasance:
                                    57 payments
                                    Open: 3 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                     Yes

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                     Yes

   REPLACEMENT RESERVE:             $21,090

 LOCKBOX:                           Soft
---------------------------------------------------------------

---------------------------------------------------------------
                  FINANCIAL INFORMATION
---------------------------------------------------------------
 CUT-OFF DATE BALANCE:        $120,000,000

 CUT-OFF DATE LTV:            57.1%

 MATURITY DATE LTV:           57.1%

 UNDERWRITTEN DSCR:           2.04x

 MORTGAGE RATE:               4.900%
---------------------------------------------------------------

---------------------------------------------------------------
                    PROPERTY INFORMATION
---------------------------------------------------------------
 PROPERTY TYPE:                Multifamily

 PROPERTY SUB TYPE:            Garden

 LOCATION:                     Woodland Hills,
                               California

 YEAR BUILT/RENOVATED:         1990/NAP

 NUMBER OF UNITS:              760

 CUT-OFF BALANCE PER UNIT:     $157,895

 OCCUPANCY AS OF 09/18/2005:   96.5%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          Con Am Management
                               Corporation

 U/W NET CASH FLOW:            $12,164,152

 APPRAISED VALUE:              $210,000,000
---------------------------------------------------------------

                                      E-12

--------------------------------------------------------------------------------
                            SUMMIT AT WARNER CENTER
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------------
                                            FULL YEAR          FULL YEAR         TRAILING 12
                                          (12/31/2003)       (12/31/2004)       (07/31/2005)       UNDERWRITTEN
                                        ----------------   ----------------   ----------------   ----------------

 Effective Gross Income .............      $16,773,292        $16,936,677        $17,461,434        $17,320,325
 Total Expenses .....................      $ 4,306,247        $ 4,498,579        $ 4,605,456        $ 4,903,092
 Net Operating Income (NOI) .........      $12,467,046        $12,438,098        $12,855,978        $12,417,232
 Cash Flow (CF) .....................      $11,723,935        $11,456,789        $11,776,806        $12,164,152
 DSCR on NOI ........................            2.09x              2.09x              2.16x              2.08x
 DSCR on CF .........................            1.97x              1.92x              1.98x              2.04x
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     2 BEDROOM     3 BEDROOM
                                                    -----------   ----------
 Number of Units ................................         630          130
 Average Rent ...................................      $1,890       $2,467
 Average Unit Size (SF) .........................       1,171        1,430
--------------------------------------------------------------------------------

                                      E-13

--------------------------------------------------------------------------------
                            SUMMIT AT WARNER CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The Summit at Warner Center Mortgage Loan is a $120 million, five-year fixed rate loan secured by a first mortgage on a garden style apartment complex located in Woodland Hills, Los Angeles County, California. The Summit at
  Warner Center Loan is interest only for the entire loan term, matures on
  November 1, 2010, and accrues interest at an annual rate of 4.900%.

THE BORROWER:

o The Summit at Warner Center Borrower is Warner Center Summit, Ltd., a
  California limited partnership and a single purpose bankruptcy remote entity with at least two independent directors for which the Summit at Warner
  Center Borrower's legal counsel has delivered a non-consolidation opinion.
  Equity ownership is held 0.5% by each of Geoffrey H. Palmer and Summit
  Warner Center Apartments, LLC, a Delaware limited liability company, as the general partners of the Summit at Warner Center Borrower and 99% by
  Palmer-Warner Center, Ltd., a California limited partnership, as the limited partner of the Summit at Warner Center Borrower. The borrower principal is
  Geoffrey H. Palmer.

o Geoffrey H. Palmer has been active in developing multifamily properties since 1975. G.H. Palmer Associates currently owns a multifamily portfolio of more than 7,800 units located throughout southern California with an estimated net worth of over $1 billion.

THE PROPERTY:

o The Summit at Warner Center Mortgaged Property consists of a fee simple interest in a 760-unit, garden style apartment complex and situated on 41.96 acres. The unit mix at the property consists of the following: 60 two bedroom/two bathroom units, 510 two bedroom/two and a half bathroom townhouse units, 60 two bedroom/two bathroom loft units and 130 three bedroom/three bathroom townhouse units. The Summit at Warner Center
  Mortgaged Property consists of 95 three-story buildings and was constructed in 1990.

o Each unit is equipped with a standard kitchen package consisting of a refrigerator, range/oven, dishwasher, disposal, trash compactor and microwave. Other unit amenities include full-size washer/dryers, vaulted ceilings, skylights, fireplaces, patios/balconies, a one-car garage for each unit and extra storage in the garage. Each unit is wired for cable television.

o The property is a gated-access community including a clubhouse with leasing office and kitchen, two fitness centers, conference room, four pools with spa, sauna, five tennis courts, basketball court, volleyball court, putting green, playgrounds and a picnic area with BBQ. There are 1,520 garage parking spaces (2 per unit) and 380 surface parking spaces for a total of
  1,900 spaces, resulting in a parking ratio of 2.5 spaces per unit.

o The Summit at Warner Center Mortgaged Property is located in southern
  California, approximately 25 miles northwest of downtown Los Angeles. The
  Los Angeles multifamily market contains approximately 742,000 units with an overall occupancy of 96.7%. The Woodland Hills apartment submarket contains approximately 15,000 units with an overall occupancy of 95.6%.

o The Summit at Warner Center Borrower is generally required at its sole cost and expense to keep the Summit at Warner Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o The property is managed by Con Am Management Corporation. Con Am Management
  Corporation is a full service real estate management company and a subsidiary of The Con Am Group of Companies that was founded in 1975 and is headquartered in San Diego, California. Con Am Management Corporation
  currently manages a real estate portfolio consisting of approximately 45,000 multifamily units, which is valued at more than $2 billion.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o None.
-------------------------------------------------------------------------------

                                      E-14

--------------------------------------------------------------------------------
                            SUMMIT AT WARNER CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o The Summit at Warner Center Borrower is permitted to incur mezzanine financing on a one-time basis only upon the satisfaction of the following terms and conditions including, without limitation, (a) no event of default has occurred and is continuing; (b) execution by the mezzanine lender of a subordination and intercreditor agreement reasonably satisfactory to the mortgagee; (c) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the loan results in a maximum loan-to-value ratio (based on a then current appraisal reasonably acceptable to the mortgagee) greater than 70% and a minimum debt service coverage ratio less than 1.15x based on a constant of 9.25% and underwritten net income; (d) the mezzanine loan will be secured by an equity pledge encumbering direct and indirect ownership interests in the Summit at
  Warner Center Borrower (and will not be secured by any other collateral);
  (e) the mezzanine loan the mortgagee will at all times comply with standard rating agency criteria for a qualified mezzanine lender; (f) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Summit at Warner Center Mortgage Loan; (g) the loan term of the permitted mezzanine financing will be co-terminus with or no longer than the term of the Summit at Warner Center Mortgage Loan; and (h) the proceeds from the permitted mezzanine financing will be used to make capital contributions to the Summit at Warner Center Borrower for the purpose of funding operations and/or capital expenditures at the Summit at Warner
  Center Mortgaged Property.
-------------------------------------------------------------------------------

                                      E-15

--------------------------------------------------------------------------------
                                 BURNETT PLAZA
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

BURNETT PLAZA

---------------------------------------------------------------
                       LOAN INFORMATION
---------------------------------------------------------------
 LOAN SELLER:                  Bank of America

 ORIGINAL PRINCIPAL BALANCE:   $114,200,000

 FIRST PAYMENT DATE:           May 1, 2005

 TERM/AMORTIZATION:            120/360 months

 INTEREST ONLY PERIOD:         36 months

 MATURITY DATE:                April 1, 2015

 EXPECTED MATURITY BALANCE:    $101,296,834

 BORROWING ENTITY:             Burnett Plaza Associates,
                               L.P.

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout/Defeasance:
                               117 payments
                               Open: 3 payments

 LOCKBOX:                      Hard
---------------------------------------------------------------

---------------------------------------------------------------
                      FINANCIAL INFORMATION
---------------------------------------------------------------
 CUT-OFF DATE BALANCE:        $114,200,000

 CUT-OFF DATE LTV:            79.9%

 MATURITY DATE LTV:           70.8%

 UNDERWRITTEN DSCR:           1.52x

 MORTGAGE RATE(1):            5.016%
---------------------------------------------------------------

(1)   Interest rate rounded to three decimal places.

---------------------------------------------------------------
                 PROPERTY INFORMATION
---------------------------------------------------------------
 PROPERTY TYPE:                Office

 PROPERTY SUB TYPE:            Central Business
                               District

 LOCATION:                     Fort Worth, Texas

 YEAR BUILT/RENOVATED:         1983/NAP

 NET RENTABLE SQUARE FEET:     1,028,027

 CUT-OFF BALANCE PSF:          $111

 OCCUPANCY AS OF 09/30/2005:   95.7%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          Prentiss Properties
                               Management, LP

 U/W NET CASH FLOW:            $11,192,086

 APPRAISED VALUE:              $143,000,000
---------------------------------------------------------------

                                      E-16

--------------------------------------------------------------------------------
                                 BURNETT PLAZA
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                  FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------------
                                            FULL YEAR          FULL YEAR          FULL YEAR
                                           (12/31/2002)       (12/31/2003)       (12/31/2004)       UNDERWRITTEN
                                         ----------------   ----------------   ----------------   ----------------

 Effective Gross Income ..............       $21,762,490       $22,029,762       $23,230,555         $23,225,367
 Total Expenses ......................       $ 9,360,710       $ 9,024,808       $10,398,191         $10,656,041
 Net Operating Income (NOI) ..........       $12,401,780       $13,004,953       $12,832,364         $12,569,326
 Cash Flow (CF) ......................       $12,401,780       $13,004,953       $12,832,364         $11,192,086
 DSCR on NOI .........................             1.68x             1.76x             1.74x               1.71x
 DSCR on CF ..........................             1.68x             1.76x             1.74x               1.52x
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             TENANT INFORMATION(1)
-------------------------------------------------------------------------------------------------------------------------------
                                           RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                              MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
--------------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 AmeriCredit Financial ................     B1/BB-      238,303       23.2%   $18.48     $ 4,403,387       22.8%    05/31/2011
 Burlington Resources .................    A3/BBB+      198,539       19.3    $21.49       4,265,841       22.1     06/30/2013
 HUD ..................................    Aaa/AAA      102,418       10.0    $18.80       1,925,458       10.0     09/30/2013
 Practitioners Publishing Company .....     A3/A-        81,516        7.9    $17.75       1,446,909        7.5     05/31/2011
                                                        -------       ----               -----------       ----
 TOTAL ................................                 620,776       60.4%              $12,041,595       62.4%
-------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

-----------------------------------------------------------------------------------------------------------------
                           LEASE ROLLOVER SCHEDULE(1)
-----------------------------------------------------------------------------------------------------------------
                        # OF LEASES      EXPIRING        % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING          SF         TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ------------   ----------   ------------   ---------------   -------------

 2005 ..............          7             3,565          0.3%         3,565            0.3%        $  104,767
 2006 ..............          2             3,340          0.3          6,905            0.7%        $   85,979
 2007 ..............          9            65,844          6.4         72,749            7.1%        $1,286,985
 2008 ..............         19            41,524          4.0        114,273           11.1%        $  703,620
 2009 ..............         10            44,330          4.3        158,603           15.4%        $  831,948
 2010 ..............         13           108,040         10.5        266,643           25.9%        $1,910,122
 2011 ..............         21           393,066         38.2        659,709           64.2%        $6,966,698
 2013 ..............         19           318,727         31.0        978,436           95.2%        $6,519,830
 Vacant ............          -            49,591          4.8      1,028,027          100.0%        $  888,093
                            ---           -------        -----
 TOTAL .............        100         1,028,027        100.0%
-----------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

                                      E-17

--------------------------------------------------------------------------------
                                 BURNETT PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The four largest tenants, representing 60.4% of the total net rentable square feet, are:

o AMERICREDIT FINANCIAL ("AFSI") (rated "B1" by Moody's and "BB-" by S&P)
  leases a total of 238,303 square feet (23.2% of square feet, 22.8% of rental income) under a 12-year lease expiring on May 31, 2011. AFSI is a wholly owned subsidiary of AmeriCredit Corporation, a leading independent auto finance company that serves customers who have limited access to traditional automobile financing. AmeriCredit Corporation and its subsidiaries operate
  89 branch offices located in 31 states and work with approximately 12,300 franchised automobile dealers across North America. AmeriCredit Corporation has approximately one million customers and $11 billion in managed auto loan receivables. As of the fiscal year ended June 30, 2005, AmeriCredit
  Corporation reported revenue of approximately $1.5 billion, net income of
  $285.9 million and stockholder equity of $2.1 billion.

o BURLINGTON RESOURCES (rated "A3" by Moody's and "BBB+" by S&P) occupies
  198,539 square feet (19.3% of square feet, 22.1% of rental income) under a
  30-year lease expiring on June 30, 2013. Burlington Resources is a holding company that is engaged in the exploration, development, production and marketing of crude oil and natural gas in North America, Canada and other countries. As of the fiscal year ended December 31, 2004, Burlington
  Resources reported revenue of approximately $5.6 billion, net income of $1.5 billion and stockholder equity of $7.0 billion.

o DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT ("HUD") (rated "Aaa" by Moody's and "AAA" by S&P) occupies 102,418 square feet (10.0% of square feet, 10.0%
  of rental income) under a 14-year lease expiring on September 30, 2013. HUD is the nation's housing agency committed to increasing national homeownership opportunities. In addition to expanding home ownership, HUD's mission is to provide capital and resources to improve economic conditions in distressed communities, enforce the nation's fair housing laws and increase access to affordable rental housing.

o PRACTITIONERS PUBLISHING COMPANY ("PPC") (not rated) occupies 81,516 square feet (7.9% of square feet, 7.5% of rental income) under a ten-year lease expiring on May 31, 2011. There are two five-year options to renew the lease. PPC provides on-line and traditional publications to tax and accounting professionals. PPC is a subsidiary of The Thomson Corporation
  (rated "A3" by Moody's and "A-" by S&P), a global provider of integrated information solutions to business and professional clients. As of the fiscal year ended December 31, 2004, The Thomson Corporation reported revenue of approximately $8.1 billion, net income of $1.0 billion and stockholder equity of $9.5 billion.
-------------------------------------------------------------------------------

                                      E-18

--------------------------------------------------------------------------------
                                 BURNETT PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The Burnett Plaza Mortgage Loan is a $114.2 million, ten-year fixed rate loan secured by a first mortgage on an office building located in Fort
  Worth, Tarrant County, Texas. The Burnett Plaza Mortgage Loan is interest only for the first three years of the loan term, matures on April 1, 2015, and accrues interest at an annual rate, rounded to three decimal places, of
  5.016%.

THE BORROWER:

o The Burnett Plaza Borrower is Burnett Plaza Associates, L.P., a Delaware
  limited partnership and a single purpose bankruptcy remote entity for which the Burnett Plaza Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 0.1% by Burnett Plaza Associates GP, LLC, a Delaware limited liability company, as the general partner and 99.9% by
  Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership, as the limited partner. Prentiss Properties Acquisition
  Partners, L.P. is an affiliate of Prentiss Properties Trust, a Maryland Real
  Estate Investment Trust.

o Prentiss Properties Trust ("Prentiss") (NYSE: "PP"), a real estate investment trust, engages in the acquisition, ownership, management, leasing and development of office and industrial properties. Prentiss also provides administrative services, such as accounting, tax and legal, as well as management and maintenance services. Founded in 1987 and headquartered in
  Dallas, Texas, Prentiss owns properties in California, Texas, Illinois,
  Colorado and Washington, D.C. As of December 31, 2004, Prentiss owned interest in a portfolio of 133 office and suburban industrial properties totaling approximately 18.4 million square feet. As of the fiscal year ended
  December 31, 2004, Prentiss reported revenue of approximately $370.7 million, net income of $62.4 million and stockholder equity of $943.6 million. It is anticipated that Prentiss will be acquired by Brandywine
  Realty Trust and that Brandywine Realty Trust will transfer the Burnett
  Plaza Mortgaged Property to Behringer Harvard Funds, which would assume the
  Burnett Plaza Mortgage Loan.

THE PROPERTY:

o The Burnett Plaza Mortgaged Property consists of a fee simple interest in a
  Class "A" office building built in 1983. The improvements, situated on two non-contiguous parcels totaling 2.20 acres, consist of a 40-story office building totaling 1,028,027 net rentable square feet and an nine-story concrete parking garage containing 1,205 parking spaces.

o The Burnett Plaza Mortgaged Property is located in the central business district of Fort Worth, Texas, approximately 32 miles west of Dallas, Texas.
  This central business district is the largest of seven submarkets in the
  Fort Worth area and contains 12.5 million square feet, of which 5.6 million square feet is considered to be Class "A". The Burnett Plaza Mortgaged
  Property is located within 1 mile of Interstates 35 and 30, the major north/south and east/west thoroughfares to the region.

o The Burnett Plaza Borrower is generally required at its sole cost and expense to keep the Burnett Plaza Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o Prentiss Properties Management, L.P. manages the Burnett Plaza Mortgaged
  Property. Prentiss Properties Management, L.P., a borrower related entity, currently manages 133 office and industrial properties totaling approximately 18.4 million square feet located throughout the United States, with ten properties totaling approximately 4.9 million square feet located in the immediate market area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o None

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o The Burnett Plaza Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions including, without limitation (i) a qualified financial institution originates and at all times holds the permitted mezzanine loan; (ii) the permitted mezzanine loan is secured solely by a pledge of the permitted borrower's equity interests in the Burnett Plaza Borrower; (iii) the mezzanine lender extending the mezzanine financing executes a subordination and intercreditor agreement satisfactory to the mortgagee; (iv) the aggregate principal amount of such mezzanine financing will not exceed an amount which, when combined with the outstanding principal balance of the Burnett Plaza Mortgage Loan, will result in an loan-to-value ratio greater than 75% or in a debt service coverage ratio less than 1.05x, each as determined by the mortgagee based upon its standard underwriting criteria; and (v) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Burnett
  Plaza Mortgage Loan.
-------------------------------------------------------------------------------

                                      E-19

--------------------------------------------------------------------------------
                               PARAMUS PARK MALL
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

PARAMUS PARK MALL

---------------------------------------------------------------
                        LOAN INFORMATION
---------------------------------------------------------------
 LOAN SELLER:                  Bank of America

 ORIGINAL PRINCIPAL BALANCE:   $110,000,000

 FIRST PAYMENT DATE:           November 1, 2005

 TERM/AMORTIZATION:            120/360 months

 MATURITY DATE:                October 1, 2015

 EXPECTED MATURITY BALANCE:    $90,241,616

 BORROWING ENTITY:             Paramus Park Shopping
                               Center Limited Partnership

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout/Defeasance:
                               114 payments
                               Open: 6 payments

 LOCKBOX:                      Hard
---------------------------------------------------------------

---------------------------------------------------------------
               FINANCIAL INFORMATION
---------------------------------------------------------------
 CUT-OFF DATE BALANCE:            $109,743,317

 SHADOW RATING (MOODY'S/S&P):     Baa3/BBB+

 CUT-OFF DATE LTV:                58.7%

 MATURITY DATE LTV:               48.3%

 UNDERWRITTEN DSCR:               1.82x

 MORTGAGE RATE:                   4.864%
---------------------------------------------------------------

---------------------------------------------------------------
                    PROPERTY INFORMATION
---------------------------------------------------------------
 PROPERTY TYPE:                Retail

 PROPERTY SUB TYPE:            Anchored

 LOCATION:                     Paramus, New Jersey

 YEAR BUILT/RENOVATED:         1974/2001

 NET RENTABLE SQUARE FEET:     312,198

 CUT-OFF BALANCE PSF:          $352

 OCCUPANCY AS OF 09/16/2005:   96.2%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          General Growth Properties,
                               Inc.

 U/W NET CASH FLOW:            $12,711,802

 APPRAISED VALUE:              $187,000,000
---------------------------------------------------------------

                                      E-20

--------------------------------------------------------------------------------
                                PARAMUS PARK MALL
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------------------
                                          FULL YEAR        FULL YEAR       TRAILING 12
                                        (12/31/2003)     (12/31/2004)     (06/30/2005)     UNDERWRITTEN
                                      ---------------- ---------------- ---------------- ----------------

 Effective Gross Income .............    $21,572,222     $21,925,868      $21,714,774      $22,118,312
 Total Expenses .....................    $ 8,276,999     $ 8,298,235      $ 8,399,778      $ 8,887,019
 Net Operating Income (NOI) .........    $13,295,223     $13,627,633      $13,314,996      $13,231,293
 Cash Flow (CF) .....................    $10,896,029     $12,589,825      $13,314,996      $12,711,802
 DSCR on NOI ........................          1.91x           1.95x            1.91x            1.90x
 DSCR on CF .........................          1.56x           1.80x            1.91x            1.82x
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                 TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------
                               RATINGS       TOTAL       % OF        RENT      POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                  MOODY'S/S&P   TENANT SF   TOTAL SF      PSF          RENT          RENT      EXPIRATION
--------------------------- ------------- ----------- ---------- ----------- ------------- ------------- -----------

 Foot Locker ..............    Ba2/BB+    19,734          6.3%     $25.00      $  493,350       4.4%      01/31/2009
 Old Navy .................   Baa3/BBB-   16,000          5.1      $15.00         240,000       2.1       07/31/2010
 Gap-Gap Kids-Baby Gap.....   Baa3/BBB-   14,338          4.6      $57.36         822,428       7.3       05/31/2009
                                          ------         ----                  ----------      ----
 TOTAL ....................               50,072         16.0%                 $1,555,778      13.7%
------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

------------------------------------------------------------------------------------------------------------------
                           LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          1           1,308          0.4%         1,308            0.4%        $   36,624
 2006 ..............         13          33,179         10.6         34,487           11.0%        $1,181,184
 2007 ..............         14          15,020          4.8         49,507           15.9%        $  906,547
 2008 ..............         13          24,063          7.7         73,570           23.6%        $1,195,576
 2009 ..............         11          57,474         18.4        131,044           42.0%        $2,139,787
 2010 ..............         15          62,714         20.1        193,758           62.1%        $1,908,768
 2011 ..............          7          14,834          4.8        208,592           66.8%        $  559,383
 2012 ..............         12          25,551          8.2        234,143           75.0%        $1,011,302
 2013 ..............          7          27,284          8.7        261,427           83.7%        $  815,609
 2014 ..............          4           9,316          3.0        270,743           86.7%        $  288,236
 2015 ..............          7          23,211          7.4        293,954           94.2%        $  715,349
 2016 ..............          2           9,192          2.9        303,146           97.1%        $  221,660
 MTM ...............          2           3,703          1.2        306,849           98.3%        $   93,176
 Vacant ............          -           5,349          1.7        312,198          100.0%        $  267,450
                            ---          ------        -----
 TOTAL .............        108         312,198        100.0%
------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

                                      E-21

--------------------------------------------------------------------------------
                                PARAMUS PARK MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The three largest tenants, representing 16.0% of the total net rentable square feet, are:

o FOOT LOCKER (rated "Ba2" by Moody's and "BB+" by S&P) occupies 19,734 square feet (6.3% of square feet, 4.4% of rental income) under a ten-year lease expiring on January 31, 2009. The rental rate per square foot of $25.00 remains constant during the remaining initial lease term. Foot Locker is also required to pay percentage rent equal to the amount by which 6% of sales exceeds $417 per square foot. Foot Locker together with its subsidiaries, operates as the retailer of athletic footwear and apparel.
  Foot Locker operates through two segments: Athletic Stores and
  Direct-to-Customers. The Athletic Stores segment features athletic footwear, apparel, and accessories under various brand names for running, basketball, hiking, tennis, aerobics, fitness, baseball, football and soccer. The
  Direct-to-Customers segment reflects Footlocker.com, Inc., which sells footwear, apparel, equipment and team licensed private-label merchandise to customers through catalogs and the internet. Foot Locker operates 3,967 primarily mall-based stores in the United States, Canada, Europe and the
  Asia Pacific region. Foot Locker employs approximately 16,500 people. As of the fiscal year ended January 29, 2005, Foot Locker reported revenue of approximately $5.4 billion, net income of $293.0 million and stockholder equity of $1.8 billion.

o OLD NAVY (rated "Baa3" by Moody's and "BBB-" by S&P) occupies 16,000 square feet (5.1% of square feet, 2.1% of rental income) under a 12-year lease expiring on July 31, 2010. The current rental rate per square foot of $15.00 increases to $18.00 on August 1, 2006. Old Navy is also required to pay percentage rent equal to the amount by which 2% of sales exceeds $750 per square foot, increasing to $900 per square foot on August 1, 2006. Old Navy sells retail clothing and accessories. Old Navy operates 889 stores in the
  United States and Canada. Old Navy is an operating division of The Gap Inc.

o GAP/GAP KIDS/BABY GAP ("The Gap") (rated "Baa3" by Moody's and "BBB-" by
  S&P) occupies 14,338 square feet (4.6% of square feet, 7.3% of rental income) under a seven-year lease expiring on May 31, 2009. The current rental rate per square foot of $57.36 increases annually by 1.5%. There is one eight-year option to renew the lease with the rental rate per square foot increasing annually by 1.5%. The Gap is also required to pay percentage rent equal to the amount by which 6% of sales exceeds $900 per square foot.
  The Gap is a global specialty retailer selling casual apparel, accessories and personal care products for men, women and children under The Gap, Banana
  Republic, Old Navy, and Forth & Towne brand names. The Gap operates 3,050 stores in the United States, Canada, United Kingdom, France and Japan and
  employs approximately 152,000 people. As of the fiscal year ended January
  29, 2005, The Gap reported revenue of approximately $16.3 billion, net income of $1.2 billion and stockholder equity of $4.9 billion.
-------------------------------------------------------------------------------

                                      E-22

--------------------------------------------------------------------------------
                               PARAMUS PARK MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The Paramus Park Mall Mortgage Loan is a $110.0 million, ten-year fixed rate loan secured by a first mortgage on an enclosed regional mall located in
  Paramus, Bergen County, New Jersey. The Paramus Park Mall Mortgage Loan
  matures on October 1, 2015 and accrues interest at an annual rate of 4.864%.

THE BORROWER:

o The Paramus Park Mall Borrower is Paramus Park Shopping Center Limited
  Partnership, a New Jersey limited partnership and single purpose bankruptcy remote entity with at least two independent directors for which the Paramus
  Park Mall Borrower's counsel has delivered a non-consolidation opinion.
  Equity ownership is held 1% by Paramus Park, Inc., a Maryland corporation, as the general partner of the Paramus Park Mall Borrower, 49.75% by Hexalon
  Real Estate, Inc., a Delaware corporation, and 49.25% by Paramus Equities,
  Inc., a Texas corporation. Through a series of intermediate ownership levels, equity ownership is eventually held by General Growth Properties,
  Inc., a Delaware corporation and the sponsor of the Paramus Park Mall
  Mortgage Loan.

o Founded in 1954, General Growth Properties, Inc. (NYSE: "GGP"), a publicly traded real estate investment trust, is primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional malls and community shopping centers located in the United States.
  General Growth Properties, Inc. is the second largest owner/operator and the largest third party property manager of regional malls in the country.
  General Growth Properties, Inc., either directly or indirectly through limited partnerships and subsidiaries, owns and/or manages more than 200 retail properties located in 44 states containing approximately 200 million square feet and housing 24,000 tenants, numbers that continue to grow through development, expansion and acquisition. As of the fiscal year ended
  December 31, 2004, General Growth Properties, Inc. reported revenue of approximately $1.8 billion, net income of $267.9 million and stockholder equity of $2.1 billion.

THE PROPERTY:

o The Paramus Park Mall Mortgaged Property consists of a fee simple interest in a one and two-story regional mall built in 1974 and most recently renovated in 2001. The mall is anchored by Macy's and Sears, both of which are separately owned, non-collateral shadow anchor tenants. The collateral improvements consist of the in-line portion of the mall containing 312,198 gross leasable square feet and situated on 33.5 acres. The improvements are currently occupied by more than 100 tenants ranging in size from 60 (kiosk)
  to 19,734 square feet. Tenants in excess of 5,000 square feet include Foot
  Locker, Old Navy, The Gap, Fortunoff, Abercrombie & Fitch, Express Women's,
  H&M, The Disney Store, Charlotte Russe, Lane Bryant, The Avenue,
  Waldenbooks, Victoria's Secret, Ann Taylor Loft, New York & Company,
  Hollister Co., Hallmark and Pacific Grill.

o The Paramus Park Mall Mortgaged Property is located in Northern New Jersey approximately 20 miles northwest of New York City. The market is considered to be one of the most densely populated retail markets in the United States containing approximately 18.7 million square feet.

o The Paramus Park Mall Borrower is generally required at its sole cost and expense to keep the Paramus Park Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o General Growth Management, Inc. manages the Paramus Park Mall Mortgaged
  Property. General Growth Management, Inc., founded in 1954 and headquartered in Chicago, IL currently manages more than 200 retail properties located in
  44 states containing approximately 200 million square feet and housing
  24,000 tenants.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o None.
-------------------------------------------------------------------------------

                                      E-23

--------------------------------------------------------------------------------
                                PARAMUS PARK MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o The Paramus Park Mall Borrower is permitted to incur mezzanine financing only upon the satisfaction of the following terms and conditions including, without limitation, (a) no event of default has occurred and is continuing;
  (b) a permitted mezzanine lender originates such mezzanine financing; (c)
  the mezzanine lender will have executed an intercreditor agreement in form and substance acceptable to the rating agencies and reasonably satisfactory to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Paramus
  Park Mall Mortgage Loan, results in a maximum loan-to-value ratio (based on a then current appraisal reasonably acceptable to the mortgagee) greater than 75% and a minimum debt service coverage ratio less than 1.25x (on an actual basis); (e) the mezzanine loan will be secured by an equity pledge encumbering direct and indirect ownership interests in the Paramus Park Mall
  Borrower (and will not be secured by any other collateral); and (f) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Paramus Park Mall Mortgage Loan.
-------------------------------------------------------------------------------

                                      E-24

--------------------------------------------------------------------------------
                             OMNI HOTEL -- SAN DIEGO
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

OMNI HOTEL - SAN DIEGO

---------------------------------------------------------------
                         LOAN INFORMATION
---------------------------------------------------------------
 LOAN SELLER:                  Bank of America

 ORIGINAL PRINCIPAL BALANCE:   $105,000,000

 FIRST PAYMENT DATE:           June 1, 2005

 TERM/AMORTIZATION:            120/360 months

 INTEREST ONLY PERIOD:         48 months

 MATURITY DATE:                May 1, 2015

 EXPECTED MATURITY BALANCE:    $96,195,944

 BORROWING ENTITY:             San Diego Ballpark Hotel
                               Company LLC

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout/Defeasance:
                               114 payments Open: 6
                               payments

 UP-FRONT RESERVES:

   TAX RESERVE:                Yes

   IMMEDIATE REPAIR RESERVE:   $1,350,000

   OTHER RESERVE(1):           $2,000,000

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                Yes

 LOCKBOX:                      Hard
---------------------------------------------------------------

(1)   Chilled water reserve.

---------------------------------------------------------------
                     FINANCIAL INFORMATION
---------------------------------------------------------------
 CUT-OFF DATE BALANCE:               $105,000,000

 SHADOW RATING (MOODY'S/S&P):        NR/BBB-

 CUT-OFF DATE LTV:                   61.0%

 MATURITY DATE LTV:                  55.9%

 UNDERWRITTEN DSCR:                  2.16x

 MORTGAGE RATE(1):                   5.651%
---------------------------------------------------------------

(1)   Interest rate rounded to three decimal places.

---------------------------------------------------------------
                     PROPERTY INFORMATION
---------------------------------------------------------------
 PROPERTY TYPE:                Hotel

 PROPERTY SUB TYPE:            Full Service

 LOCATION:                     San Diego, California

 YEAR BUILT/RENOVATED:         2004/NAP

 NUMBER OF KEYS:               511

 CUT-OFF BALANCE PER KEY:      $205,479

 OCCUPANCY AS OF 10/07/2005:   81.3%

 OWNERSHIP INTEREST:           Fee/Leasehold

 PROPERTY MANAGEMENT:          Omni Hotels Management
                               Corporation

 U/W NET CASH FLOW:            $15,742,701

 APPRAISED VALUE:              $172,000,000
---------------------------------------------------------------

                                      E-25

--------------------------------------------------------------------------------
                            OMNI HOTEL - SAN DIEGO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                           TRAILING 12
                                          (08/31/2005)       UNDERWRITTEN
                                        ----------------   ----------------
 Effective Gross Income .............     $34,486,898       $39,649,989
 Total Expenses .....................     $19,992,230       $22,321,288
 Net Operating Income (NOI) .........     $14,494,668       $17,328,701
 Cash Flow (CF) .....................     $14,621,389       $15,742,701
 DSCR on NOI ........................           1.99x             2.38x
 DSCR on CF .........................           2.01x             2.16x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             OPERATIONAL STATISTICS
--------------------------------------------------------------------------------
                                        TRAILING 12
                                       (08/31/2005)     UNDERWRITTEN
                                      --------------   -------------
 Average Daily Rate (ADR) .........      $193.94         $196.37
 Occupancy ........................         70.7%           81.3%
 RevPAR ...........................      $137.12         $159.59
 Penetration Rate .................         96.3%          112.0%
--------------------------------------------------------------------------------

                                      E-26

--------------------------------------------------------------------------------
                             OMNI HOTEL -- SAN DIEGO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The Omni Hotel -- San Diego Mortgage Loan is a $105 million, ten-year fixed rate loan secured by a first mortgage on a full-service hotel located in San
  Diego, San Diego County, California. The Omni Hotel -- San Diego Mortgage
  Loan is interest only for the first four years of the loan term, matures on
  May 1, 2015, and accrues interest at an annual rate, rounded to three decimal places, of 5.651%.

THE BORROWER:

o The Omni Hotel -- San Diego Borrower is San Diego Ballpark Hotel Company LLC
  a Delaware limited liability company and a single purpose bankruptcy remote entity for which a non-consolidation opinion has been provided by the Omni
  Hotel -- San Diego Borrower's counsel. Equity ownership is held 50% by Omni
  San Diego Corporation and 50% by JMIR Investments LLC. Omni San Diego
  Corporation is 100% owned by Omni Hotels Corporation. JMIR Investments LLC is 100% owned by the John Jay Moores and Rebecca Ann Moores Family Trust.

o JMI Services, Inc., owned by John Jay Moores and family, is an investment management company of the Moores family that was established by John Jay
  Moores in 1992. JMI Realty, the real estate investment subsidiary of JMI
  Services, is the developer of the Ballpark District, a 26-block area surrounding PETCO Park, home of the San Diego Padres, which is adjacent to the Omni Hotel -- San Diego Mortgaged Property. JMI Realty manages a diversified real estate investment portfolio valued in excess of $700 million. John Jay Moores, a philanthropist and owner of the San Diego
  Padres, founded BMC Software, a business-to-business software company, in
  1994.

THE PROPERTY:

o The Omni Hotel -- San Diego Mortgaged Property consists of a fee and leasehold interest in a full-service hotel constructed in 2004. The improvements consist of a 36-story building containing a 511-room Omni Hotel and 32 residential condominiums situated on 0.97 acres. The hotel rooms are located on floors 1-21 and the residential condominiums which are not part of the collateral, are located on floors 22-34.

o The Omni Hotel -- San Diego's room mix consists of 257 king, 221 double/double, 14 junior suites, 13 one-bedroom suites, 2 two-bedroom suites and 4 hospitality suites. Guest amenities include 27,452 square feet of flexible meeting space, a 285-seat full-service restaurant, a coffee bar and gift shop, an outdoor pool and whirlpool, a fitness room and business center and 349 parking garage spaces.

o The Omni Hotel Mortgaged Property is located in the downtown San Diego market and the Marina District submarket adjacent to PETCO Park, home of the
  San Diego Padres, and the recently expanded San Diego Convention Center.

o The Omni Hotel -- San Diego Borrower is generally required at its sole cost and expense to keep the Omni Hotel -- San Diego Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o Omni Hotel Management Corporation manages the Omni Hotel -- San Diego
  Mortgaged Property. Omni Hotel Management Corporation, a 30-year old privately owned company, currently manages 38 hotels containing approximately 14,500 rooms located throughout the United States, Canada and
  Mexico. Omni Hotel Management Corporation employs approximately 8,100 people.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o None.
-------------------------------------------------------------------------------

                                      E-27

--------------------------------------------------------------------------------
                             OMNI HOTEL -- SAN DIEGO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o The Omni Hotel -- San Diego Borrower is permitted to incur mezzanine financing only upon the satisfaction of the following terms and conditions including, without limitation, (a) no event of default has occurred and is continuing; (b) the mezzanine lender will have executed a subordination and intercreditor agreement reasonably satisfactory to the mortgagee; (c) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Omni Hotel -- San Diego Mortgage
  Loan results in a maximum loan-to-value ratio (based on a then current appraisal reasonably acceptable to the mortgagee) greater than 65% and a minimum debt service coverage ratio less than 1.10x; (d) the mezzanine loan will be secured by an equity pledge encumbering direct and indirect ownership interests in the Omni Hotel -- San Diego Borrower (and will not be secured by any other collateral); (e) the mezzanine lender will at all times comply with standard rating agency criteria for a qualified transferee; (f)
  all documents and instruments evidencing or securing the mezzanine loan will be in form and substance reasonably satisfactory to the mortgagee; and (g)
  the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Omni Hotel -- San Diego Mortgaged Property.
-------------------------------------------------------------------------------

                                      E-28

--------------------------------------------------------------------------------
                                    ODS TOWER
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

ODS TOWER
---------------------------------------------------------------
                    LOAN INFORMATION
---------------------------------------------------------------
 LOAN SELLER:                  Bank of America

 ORIGINAL PRINCIPAL BALANCE:   $78,500,000

 FIRST PAYMENT DATE:           January 1, 2006

 TERM/AMORTIZATION:            120/0 months

 INTEREST ONLY PERIOD:         120 months

 MATURITY DATE:                December 1, 2015

 EXPECTED MATURITY BALANCE:    $78,500,000

 BORROWING ENTITY:             Morrison Street CF, LLC

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout/Defeasance:
                               117 payments
                               Open: 3 payments

 ONGOING MONTHLY RESERVES:

   REPLACEMENT RESERVE:        $6,112

 LOCKBOX:                      Hard
---------------------------------------------------------------

---------------------------------------------------------------
           FINANCIAL INFORMATION
---------------------------------------------------------------
 CUT-OFF DATE BALANCE:         $78,500,000

 CUT-OFF DATE LTV:             67.1%

 MATURITY DATE LTV:            67.1%

 UNDERWRITTEN DSCR:            1.59x

 MORTGAGE RATE(2):             5.626%
---------------------------------------------------------------
(1)   The Interest rate rounded to three decimal places.

---------------------------------------------------------------
                     PROPERTY INFORMATION
---------------------------------------------------------------
 PROPERTY TYPE:                  Office

 PROPERTY SUB TYPE:              Central Business District

 LOCATION:                       Portland, Oregon

 YEAR BUILT/RENOVATED:           1999/NAP

 NET RENTABLE SQUARE FEET:       407,260

 CUT-OFF BALANCE PSF:            $193

 OCCUPANCY AS OF 11/10/2005:     98.6%

 OWNERSHIP INTEREST:             Fee(1)

 PROPERTY MANAGEMENT:            Ashforth Pacific, Inc.

 U/W NET CASH FLOW:              $7,105,984

 APPRAISED VALUE:                $117,000,000
---------------------------------------------------------------

(1)  The ODS Tower purchased a pre-existing ground lease at the closing of such loan and now holds the entire fee simple estate in the ODS Tower Mortgaged
     Property.

                                      E-29

--------------------------------------------------------------------------------
                                    ODS TOWER
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                             FINANCIAL INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------
                                            FULL YEAR          FULL YEAR          FULL YEAR
                                          (12/31/2002)       (12/31/2003)       (12/31/2004)       UNDERWRITTEN

 Effective Gross Income .............      $11,284,498        $11,313,417        $11,651,096        $11,216,245
 Total Expenses .....................      $ 4,235,581        $ 4,479,401        $ 4,507,185        $ 3,759,676
 Net Operating Income (NOI) .........      $ 7,048,917        $ 6,834,016        $ 7,143,911        $ 7,456,569
 Cash Flow (CF) .....................      $ 7,048,917        $ 6,834,016        $ 7,143,911        $ 7,105,984
 DSCR on NOI ........................            1.57x              1.53x              1.60x              1.67x
 DSCR on CF .........................            1.57x              1.53x              1.60x              1.59x
-----------------------------------------------------------------------------------------------------------------

(1)   Historical financial information includes a ground lease payment by the prior owner. As the ODS Tower Borrower purchased the fee interest in the property the ground lease payment is no longer applicable. Historical ground lease payments are as follows: $843,072 (2002), $843,072 (2003)
      and $885,993 (2004).

------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------
                                  RATINGS       TOTAL       % OF        RENT      POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                     MOODY'S/S&P   TENANT SF   TOTAL SF      PSF          RENT          RENT      EXPIRATION
------------------------------ ------------- ----------- ---------- ----------- ------------- ------------- -----------

 ODS Health Services .........   Not Rated     133,579       32.8%  $ 19.18      $2,562,401        33.0%    06/30/2019
 Lane Powell Spears. .........   Not Rated      47,225       11.6   $ 19.54         922,649        11.9     10/07/2009
 US General Services
  Administration .............    Aaa/AAA       41,403       10.2   $ 28.78       1,196,282        15.4     07/14/2009
 Nordstrom, Inc. (Nordstrom
  Rack) ......................    Baa1/A-       33,369        8.2   $ 23.25         775,829        10.0     02/23/2017
                                               -------       ----                ----------        ----
 TOTAL .......................                 255,576       62.8%               $5,457,161        70.3%
------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

-----------------------------------------------------------------------------------------------------------------
                           LEASE ROLLOVER SCHEDULE(1)
-----------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2006 ..............          5           2,432          0.6%         2,432            0.6%        $   55,208
 2007 ..............          6          13,299          3.3         15,731            3.9%        $  159,819
 2008 ..............          9          35,903          8.8         51,634           12.7%        $  708,343
 2009 ..............         13         103,341         25.4        154,975           38.1%        $2,226,995
 2010 ..............          9          43,966         10.8        198,941           48.8%        $  832,382
 2011 ..............          3           6,901          1.7        205,842           50.5%        $   83,134
 2012 ..............          1           4,338          1.1        210,180           51.6%        $   54,225
 2013 ..............          3          21,469          5.3        231,649           56.9%        $  208,293
 2017 ..............          1          33,369          8.2        265,018           65.1%        $  775,829
 2019 ..............         14         133,580         32.8        398,598           97.9%        $2,563,301
 2020 ..............          1           1,546          0.4        400,144           98.3%                 -
 2025 ..............          1           1,558          0.4        401,702           98.6%        $   29,602
 Vacant ............         --           5,558          1.4        407,260          100.0%        $   70,519
                             --         -------        -----
 TOTAL .............         66         407,260        100.0%
-----------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

                                      E-30

--------------------------------------------------------------------------------
                                    ODS TOWER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The four largest tenants, representing 62.8% of the total net rentable square feet, are:

o ODS HEALTH SERVICES ("ODS") (not rated) occupies 133,579 square feet of office (32.8% of square feet, 33.0% of rental income) under a 20-year lease expiring on June 30, 2019. The office space rental rate per square foot of
  $19.18 remains constant over the initial lease term. There are three five-year options to renew the lease with the rental rate per square foot determined at the then fair market. Founded in 1955, ODS is Oregon's oldest dental insurers. ODS offers a wide range of insurance products, including professional liability insurance, health insurance, and dental insurance.
  ODS also provides its customers with a variety of business services including dental practice management software and benefits administration.
  ODS is headquartered at the ODS Tower Mortgaged Property. ODS, a private not-for-profit company, is an affiliate of the Delta Dental Plans
  Association.

o LANE POWELL SPEARS ("Lane Powell") (not rated) occupies 47,225 square feet of office (11.6% of square feet, 11.9% of rental income) under a ten-year lease expiring on October 7, 2009. The office space current rental rate per square foot of $19.54 increases annually by $0.50. There are two five-year options to renew the lease with the rental rate per square foot determined at 95% of the then fair market. Lane Powell is a law firm founded more than
  125 years ago. Practice areas include administrative law, banking and financial services, construction, corporate finance, securities, mergers and acquisitions, initial public offerings, emerging companies and venture investment, environmental, healthcare, intellectual property and internet, international business and investment, international tax, natural resources and forest products, real estate, retail distribution and trade regulation, tax and estate planning, and transportation and utilities. Lane Powell employs 170 attorneys located in three states (Washington, Alaska and
  Oregon) and in London, England.

o US GENERAL SERVICES ADMINISTRATION ("GSA") (rated "Aaa" by Moody's and "AAA"
  by S&P) leases a total of 41,403 square feet of office (10.2% of square feet, 15.4% of rental income) on behalf of three federal agencies under five leases of various terms expiring from April 1, 2006 to March 1, 2010. The
  Social Security Administration occupies 21,540 square feet under a ten-year lease expiring on July 14, 2009. The office space rental rate per square foot of $30.60 remains constant over the lease term. The Teleservices
  Division occupies 14,180 square feet under a ten-year lease expiring on
  January 31, 2010. The rental rate per square foot of $27.00 remains constant over the lease term. The National Labor Relations Board occupies 5,601 square feet under a ten-year lease expiring on March 31, 2010. The rental rate per square foot of $26.46 remains constant over the lease renewal period.

o NORDSTROM RACK (NYSE: "JWN") (rated "Baa1" by Moody's and "A-" by S&P ")
  occupies 33,369 square feet of retail space (8.2% of square feet, 10.0% of rental income) under a 12-year lease expiring on February 23, 2017. The current rental rate per square foot of $23.25 increases to $25.25 in 2011 and $27.25 in 2016. There is one ten-year option to renew the lease with the rental rate per square foot commencing at $27.25 and increasing to $29.25 in the fifth year of the lease renewal period. Nordstrom Rack is also required to pay percentage rent equal to the amount by which 2% of sales exceeds
  $15,000,000 ($450 per square foot). Nordstrom Rack is a fashion specialty retailer offering a large selection of apparel, shoes and accessories for men, women and children. Nordstrom operates 95 full-line Nordstrom stores,
  49 Nordstrom Rack stores, five Faconnable boutiques, one freestanding shoe store and two clearance stores in the United States and 32 Faconnable boutiques in Europe. Nordstrom Rack employs approximately 50,000 people. As of the fiscal year ended January 29, 2005, Nordstrom reported revenue of approximately $7.1 billion, net income of $393.5 million and stockholder equity of $1.8 billion.
-------------------------------------------------------------------------------

                                      E-31

--------------------------------------------------------------------------------
                                   ODS TOWER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The ODS Tower Mortgage Loan is a $78.5 million, ten-year fixed rate loan secured by a first mortgage on an office building located in Portland,
  Multnomah County, Oregon. The ODS Tower Mortgage Loan is interest only for the entire loan term, matures on December 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.626%.

THE BORROWER:

o The ODS Tower Borrower is Morrison Street CF, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the ODS Tower Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
  100% by Morrison Street CF Owner, LLC, a Delaware limited liability company.
  Through a series of intermediate ownership levels, equity ownership is eventually held 90% by Core Portland Trust, a Maryland business trust, and
  10% by Ashforth Capital, LLC.

o The General Electric Pension Trust has $47 billion in assets and $2.8 billion invested in commercial real estate. Its advisor is GE Asset
  Management ("GEAM"), a wholly owned subsidiary of the General Electric
  Company. GEAM currently manages investment funds in excess of $200 billion.
  GEAM and affiliated entities have been managing investments for General
  Electric's employee pension and benefit plans since the 1920's.

THE PROPERTY:

o The ODS Tower Mortgaged Property consists of a fee simple interest in a
  Class "A" office building situated on 0.90 acres and constructed in 1999.
  The improvements consist of a 23-story office building containing 359,746 square feet of office space (floors 7-24), a five-story parking garage containing 385 parking spaces (floors 1-6), and 47,514 square feet of retail and storage space located on the ground floor and basement floor.

o The ODS Tower Mortgaged Property is currently occupied by 22 office tenants ranging in size from 1,003 to 133,579 square feet and three retail tenants ranging in size from 110 to 33,369 square feet.

o The ODS Tower Mortgaged Property is well located in the central business district of Portland, Oregon two blocks west of the Willamette River which is the eastern boundary of the central business district. The location provides tenants with desirable river views and access to the Morrison
  Street Bridge, which provides access to Interstate 5, a north-south arterial providing access to Seattle, Washington to the North and California to the
  South. The central business district contains approximately 20 million square feet, of which approximately 10 million square feet is Class "A".

o The ODS Tower Borrower is generally required at its sole cost and expense to keep the ODS Tower Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o Ashforth Pacific, Inc. manages the ODS Tower Mortgaged Property. Founded in
  1896, Ashforth Pacific is a diversified real estate firm that owns, develops, and manages assets on the east and west coasts. Ashforth Pacific currently manages 60 office buildings containing a total of approximately
  8.5 million square feet, of which four office buildings containing a total of approximately 1.0 million square feet are located in the Portland area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o Not Allowed.
-------------------------------------------------------------------------------

                                      E-32

--------------------------------------------------------------------------------
                                  2001 K STREET
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

2001 K STREET

---------------------------------------------------------------
                     LOAN INFORMATION
---------------------------------------------------------------
 LOAN SELLER:                       Bank of America

 ORIGINAL PRINCIPAL BALANCE:        $67,000,000

 FIRST PAYMENT DATE(1):             January 1, 2006

 TERM/AMORTIZATION:                 120/360 months

 INTEREST ONLY PERIOD(1):           1 month

 MATURITY DATE:                     January 1, 2016

 EXPECTED MATURITY BALANCE:         $55,864,478

 BORROWING ENTITY:                  2001 K LLC

 INTEREST CALCULATION:              Actual/360

 CALL PROTECTION:                   Lockout/Defeasance:
                                    117 payments
                                    Open: 4 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:           Yes

   IMMEDIATE REPAIR RESERVE:        $438,926

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:           Yes

   REPLACEMENT RESERVE:             $3,726

 LOCKBOX:                           Hard
---------------------------------------------------------------

(1)   The one month Interest Only Period represents the Mortgage Loan seller's funding of an account in an amount equal to one month's interest on the
      2001 K Street Mortgage Loan due to the first payment date under the related loan documents of February 1, 2006.

---------------------------------------------------------------
              FINANCIAL INFORMATION
---------------------------------------------------------------
 CUT-OFF DATE BALANCE:                $67,000,000

 SHADOW RATING (MOODY'S/S&P):         Baa3/BBB+

 CUT-OFF DATE LTV:                    46.2%

 MATURITY DATE LTV:                   38.5%

 UNDERWRITTEN DSCR:                   1.78x

 MORTGAGE RATE:                       5.380%
---------------------------------------------------------------

---------------------------------------------------------------
                     PROPERTY INFORMATION
---------------------------------------------------------------
 PROPERTY TYPE:                  Office

 PROPERTY SUB TYPE:              Central Business District

 LOCATION:                       Washington, D.C.

 YEAR BUILT/RENOVATED:           2000/NAP

 NET RENTABLE SQUARE FEET:       235,311

 CUT-OFF BALANCE PSF:            $285

 OCCUPANCY AS OF 09/30/2005:     99.0%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            Cushman & Wakefield
                                 of Washington D.C., Inc.

 U/W NET CASH FLOW:              $8,039,581

 APPRAISED VALUE:                $145,000,000
---------------------------------------------------------------

                                      E-33

--------------------------------------------------------------------------------
                                 2001 K STREET
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
------------------------------------------------------------------------------------------------------------------
                                            FULL YEAR          FULL YEAR          FULL YEAR
                                          (12/31/2002)       (12/31/2003)       (12/31/2004)       UNDERWRITTEN
                                        ----------------   ----------------   ----------------   ----------------

 Effective Gross Income .............      $12,508,478       $12,532,258       $12,484,530         $13,476,454
 Total Expenses .....................      $ 4,288,836       $ 4,254,978       $ 4,496,910         $ 4,986,058
 Net Operating Income (NOI) .........      $ 8,219,642       $ 8,277,280       $ 7,987,620         $ 8,490,396
 Cash Flow (CF) .....................      $ 8,219,642       $ 8,277,280       $ 7,987,620         $ 8,039,581
 DSCR on NOI ........................            1.82x             1.84x             1.77x               1.88x
 DSCR on CF .........................            1.82x             1.84x             1.77x               1.78x
------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------------
                                            RATINGS       TOTAL       % OF        RENT      POTENTIAL    % POTENTIAL     LEASE
               TOP TENANTS                MOODY'S/S&P   TENANT SF   TOTAL SF      PSF          RENT          RENT      EXPIRATION
---------------------------------------- ------------- ----------- ---------- ----------- ------------- ------------- -----------

 Clifford Chance US LLP ................   Not Rated     101,464       43.1%  $ 40.20      $4,079,314        46.2%    07/31/2015
 Ross, Dixon & Bell ....................   Not Rated      49,120       20.9   $ 33.77       1,658,550        18.8     12/31/2010
 Corporate Executive Board, Inc. .......   Not Rated      41,768       17.8   $ 39.72       1,659,013        18.8     07/31/2008
 Bates, White & Ballentine .............   Not Rated      20,862        8.9   $ 30.31         632,288         7.2     04/30/2006
                                                         -------       ----                ----------        ----
 TOTAL .................................                 213,214       90.6%               $8,029,165        91.0%
---------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

-----------------------------------------------------------------------------------------------------------------
                           LEASE ROLLOVER SCHEDULE(1)
-----------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          1           3,466          1.5%         3,466            1.5%        $   97,525
 2006 ..............          1          20,862          8.9         24,328           10.3%        $  632,288
 2007 ..............          1           2,978          1.3         27,306           11.6%        $  110,474
 2008 ..............          2          46,207         19.6         73,513           31.2%        $1,793,909
 2010 ..............          2          56,180         23.9        129,693           55.1%        $1,902,874
 2011 ..............          1           4,154          1.8        133,847           56.9%        $  210,391
 2015 ..............          1         101,464         43.1        235,311          100.0%        $4,079,314
                             --         -------        -----
 TOTAL. ............          9         235,311        100.0%
-----------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

                                      E-34

--------------------------------------------------------------------------------
                                 2001 K STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The four largest tenants, representing 90.6% of the total net rentable square feet, are:

o CLIFFORD CHANCE US LLP (not rated) occupies 101,464 square feet (43.1% of square feet, 46.2% of rental income) under a 15-year lease expiring on July
  31, 2015. The current rental rate per square foot of $40.20 increases annually by 3%, except in 2011, when the increase is $2.50 per square foot.
  There are two five-year options to renew the lease with the rental rate per square foot determined at 95% of the then fair market. Clifford Chance US
  LLP is a law firm that advises financial institutions, commercial enterprises, and state and regulatory bodies on complex and critical legal issues. The company has 28 offices located in 19 countries throughout the
  Americas, Asia, Europe and the Middle East.

o ROSS, DIXON & BELL (not rated) occupies 49,120 square feet (20.9% of square feet, 18.8% of rental income) under an 11-year lease expiring on December
  31, 2010. The current rental rate per square foot of $33.77 increases to
  $36.77 in March 2006 and annually by 3% thereafter. There is one five-year option to renew the lease with the rental rate per square foot determined at
  95% of the then fair market. Ross, Dixon & Bell, a law firm founded in 1983, specializes in litigation, insurance, employment, white collar criminal law, antitrust, real estate and business transactions. The firm serves a multitude of industries, including insurance, professional services, media, golf and real estate. Ross Dixon has offices in Washington, D.C., Orange
  County, San Diego and Chicago.

o CORPORATE EXECUTIVE BOARD, INC. ("CEB") (not rated) occupies 41,768 square feet (17.8% of square feet, 18.8% of rental income) under a seven-year lease expiring on July 31, 2008. The current rental rate per square foot of $39.72 increases annually by 3%. Founded in 1979, CEB provides best practices research, decision support tools and executive education to corporations and not-for-profit institutions. Members include over 2,400 large corporations around the world. CEB employs approximately 1,400 people located in the
  Washington, D.C. and London offices. As of the fiscal year ended December
  31, 2004, CEB reported revenue of approximately $280.7 million, net income of $53.7 million and stockholder equity of $327.5 million.

o BATES, WHITE & BALLENTINE (not rated) occupies 20,862 square feet (8.9% of square feet, 7.2% of rental income) under a five-year lease expiring on
  April 30, 2006. The rental rate per square foot of $30.31 remains constant during the remaining lease term. Bates, White & Ballentine is a national consulting firm offering services in economics, finance and business analytics to leading law firms, Fortune 500 companies and government agencies.
-------------------------------------------------------------------------------

                                      E-35

--------------------------------------------------------------------------------
                                 2001 K STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o The 2001 K Street Mortgage Loan is a $67.0 million, ten-year fixed rate loan secured by a first mortgage on an office building located in Washington,
  D.C. The 2001 K Street Mortgage Loan matures on January 1, 2016 and accrues interest at an annual rate of 5.380%.

THE BORROWER:

o The 2001 K Street Borrower is 2001 K LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the 2001 K Street Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held by
  Bernard Spitzer and Anne Spitzer.

o Bernard Spitzer currently owns nine residential properties containing over
  500 units and over 250 condo and co-op units, as well as two office properties (New York City and Washington, D.C.) containing approximately
  600,000 square feet.

THE PROPERTY:

o The 2001 K Street Mortgaged Property consists of a fee simple interest in a
  Class "A" office building built in 2000. The improvements situated on 0.55 acres consist of an 11-story office building containing 235,311 net rentable square feet and a subterranean parking garage containing 200 parking spaces.
  The 2001 K Street Mortgaged Property is currently occupied by nine tenants ranging in size from 2,978 to 101,464 square feet.

o The 2001 K Street Mortgaged Property is located in the Washington, D.C.
  central business district which totals approximately 31,900,000 square feet of which approximately 5,700,000 square feet is considered to be Class "A".
  The 2001 K Mortgaged Property is one of 31 Class A office buildings in the market.

o The 2001 K Street Borrower is generally required at its sole cost and expense to keep the 2001 K Street Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o Cushman & Wakefield of Washington D.C., Inc. the property manager of the
  2001 K Street Mortgaged Property. Cushman & Wakefield, founded in 1917, performs property management for approximately 5,500 properties totaling nearly 300 million square feet and has 160 offices in 50 countries.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o Not Allowed.
-------------------------------------------------------------------------------

                                      E-36

--------------------------------------------------------------------------------
                            RIVER RANCH APARTMENTS
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

RIVER RANCH APARTMENTS
---------------------------------------------------------------
                         LOAN INFORMATION
---------------------------------------------------------------
 LOAN SELLER:                         Bank of America

 ORIGINAL PRINCIPAL BALANCE:          $57,000,000

 FIRST PAYMENT DATE:                  January 1, 2006

 TERM/AMORTIZATION:                   60/0 months

 INTEREST ONLY PERIOD:                60 months

 MATURITY DATE:                       December 1, 2010

 EXPECTED MATURITY BALANCE:           $57,000,000

 BORROWING ENTITY:                    Park Sierra Properties II

 INTEREST CALCULATION:                Actual/360

 CALL PROTECTION:                     Lockout/Defeasance:
                                      57 payments
                                      Open: 3 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                       Yes

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                       Yes

   REPLACEMENT RESERVE:               $10,734
---------------------------------------------------------------

---------------------------------------------------------------
         FINANCIAL INFORMATION
---------------------------------------------------------------
 CUT-OFF DATE BALANCE:      $57,000,000

 CUT-OFF DATE LTV:          64.8%

 MATURITY DATE LTV:         64.8%

 UNDERWRITTEN DSCR:         1.84x

 MORTGAGE RATE:             4.970%
---------------------------------------------------------------

---------------------------------------------------------------
                     PROPERTY INFORMATION
---------------------------------------------------------------
 PROPERTY TYPE:                  Multifamily

 PROPERTY SUB TYPE:              Garden

 LOCATION:                       Canyon Country, California

 YEAR BUILT/RENOVATED:           1998/NAP

 NUMBER OF UNITS:                465

 CUT-OFF BALANCE PER UNIT:       $122,581

 OCCUPANCY AS OF 10/14/2005:     96.1%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            Con Am Management
                                 Corporation

 U/W NET CASH FLOW:              $5,281,312

 APPRAISED VALUE:                $88,000,000
---------------------------------------------------------------

                                      E-37

--------------------------------------------------------------------------------
                            RIVER RANCH APARTMENTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------------------
                         FULL YEAR        FULL YEAR       TRAILING 12
                                         (12/31/2003)     (12/31/2004)     (08/31/2005)      UNDERWRITTEN
                                        --------------   --------------   --------------   ---------------

 Effective Gross Income .............     $7,353,682       $7,204,586      $7,537,915        $7,546,125
 Total Expenses .....................     $1,782,098       $1,846,894      $1,904,996        $2,140,192
 Net Operating Income (NOI) .........     $5,571,584       $5,357,692      $5,632,919        $5,405,932
 Cash Flow (CF) .....................     $5,446,569       $5,135,850      $5,316,804        $5,281,312
 DSCR on NOI ........................          1.94x            1.87x           1.96x             1.88x
 DSCR on CF .........................          1.90x            1.79x           1.85x             1.84x
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                     1 BEDROOM     2 BEDROOM     3 BEDROOM
                                    -----------   -----------   ----------
 Number of Units ................          36           267          162
 Average Rent ...................      $1,144        $1,405       $1,666
 Average Unit Size (SF) .........         688         1,009        1,238
-----------------------------------------------------------------------------

                                      E-38

--------------------------------------------------------------------------------
                            RIVER RANCH APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The River Ranch Apartments Mortgage Loan is a $57.0 million, five-year fixed rate loan secured by a first mortgage on a garden-style apartment complex located in Canyon Country, Los Angeles County, California. The River Ranch
  Apartments Loan is interest only for the entire loan term, matures on
  December 1, 2010 and accrues interest at an annual rate of 4.970%.

THE BORROWER:

o The River Ranch Apartments Borrower is Park Sierra Properties II, a
  California limited partnership and a single purpose bankruptcy remote entity with at least two independent directors for which the River Ranch Apartments
  Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 1.0% by Park Sierra Properties II, Inc., a California corporation, as the general partner of the River Ranch Apartments Borrower,
  89.0% by Geoffrey H. Palmer and 10.0% by Dan Saxon Palmer Jr., as the
  limited partners of the River Ranch Apartments Borrower.

o Geoffrey H. Palmer has been active in developing multifamily properties since 1975. G.H. Palmer Associates currently owns a multifamily portfolio of more than 7,800 units located throughout southern California with an estimated net worth of over $1 billion.

THE PROPERTY:

o The River Ranch Apartments Mortgaged Property consists of a fee simple interest in a 465-unit, garden style apartment complex built in 1998. The improvements, situated on 21.19 acres, consist of 47 two and three-story buildings containing a total of 494,754 net rentable square feet. The unit mix is 36 one bedroom/one bathroom units, 12 two bedroom/two bathroom units,
  255 two bedroom/two and one-half bathroom units, 81 three bedroom/two bathroom units and 81 three bedroom/two and a half bathroom units.

o Each unit is equipped with a standard kitchen package consisting of a refrigerator, range/oven, dishwasher, disposal and microwave. Other unit amenities include a full-size washer/dryer and a patio/balcony.

o The property is a gated-access community including a clubhouse with leasing office and fitness center, two pools with spa, and two playgrounds. There are 930 garage parking spaces and 350 surface parking spaces for a total of
  1,280 spaces.

o The River Ranch Apartments Mortgaged Property is located in southern
  California, approximately 30 miles northwest of downtown Los Angeles. The
  Los Angeles multifamily market contains approximately 742,000 units with an overall occupancy of 96.7%. The Santa Clarita Valley apartment submarket contains approximately 16,000 units with an overall occupancy of 95.0%.

o The River Ranch Apartments Borrower is generally required at its sole cost and expense to keep the River Ranch Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o The River Ranch Apartments Mortgaged Property is managed by Con Am
  Management Corporation. Con Am Management Corporation is a full service real estate management company and a subsidiary of the Con Am Group of Companies that was founded in 1975 and is headquartered in San Diego, California. Con
  Am Management Corporation currently manages a real estate portfolio consisting of approximately 45,000 multifamily units, which are valued at more than $2 billion

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o None.
-------------------------------------------------------------------------------

                                      E-39

--------------------------------------------------------------------------------
                            RIVER RANCH APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o The River Ranch Apartments Borrower is permitted to incur on a one-time basis mezzanine financing secured by a pledge of direct or indirect equity interests in the River Ranch Apartments Borrower only upon the satisfaction of the following terms and conditions including, without limitation, (a) no event of default has occurred and be continuing; (b) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the River Ranch Apartments Mortgage Loan results in a maximum loan-to-value ratio (based on a then current appraisal reasonably acceptable to the mortgagee) greater than 70% and a minimum debt service coverage ratio less than 1.15x based on a constant of 9.25% and underwritten net income; (c) the loan term (including any extension terms)
  of the mezzanine loan will be co-terminus with or longer than the term of the River Ranch Apartments Mortgage Loan; (d) the holder of such mezzanine loan will at all times be an entity acceptable to the mortgagee (based on then current secondary market and rating agency criteria); (e) the mezzanine lender will have executed and delivered to the mortgagee a mezzanine intercreditor agreement in form and substance acceptable to the mortgagee;
  (f) the proceeds of such mezzanine loan will be used to make capital contributions to the River Ranch Apartments Borrower for the purpose of funding operations and/or capital expenditures at the River Ranch Apartments
  Mortgaged Property; and (g) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the River Ranch
  Apartments Mortgage Loan.
-------------------------------------------------------------------------------

                                      E-40

                                   Prospectus

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.
                                    DEPOSITOR

                       MORTGAGE PASS-THROUGH CERTIFICATES

--------------------------    THE TRUST --

CONSIDER CAREFULLY THE        o  may periodically issue mortgage pass-through
RISK FACTORS BEGINNING ON        certificates in one or more series with one or
PAGE 11 IN THIS                  more classes; and
PROSPECTUS.
                              o  will own --
Neither the certificates
nor the underlying            o  multifamily and commercial mortgage loans;
mortgage loans are
insured by any                o  mortgage-backed securities; and
governmental agency.
                              o  other property described in the accompanying
The certificates will            prospectus supplement.
represent interests only
in the related trust and      THE CERTIFICATES --
will not represent
interests in or               o  will represent interests in the trust and will
obligations of Banc of           be paid only from the trust assets;
America Commercial
Mortgage Inc. or any of       o  provide for the accrual of interest based on a
its affiliates, including        fixed, variable or adjustable interest rate;
Bank of America
Corporation.                  o  may be offered through underwriters, which may
                                 include Banc of America Securities LLC, an
This prospectus may be           affiliate of Banc of America Commercial
used to offer and sell           Mortgage Inc.; and
any series of
certificates only if          o  will not be listed on any securities exchange.
accompanied by the
prospectus supplement for     THE CERTIFICATEHOLDERS --
that series.
                              o  will receive interest and principal payments
--------------------------       based on the rate of payment of principal and
                                 the timing of receipt of payments on mortgage
                                 loans.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE
CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               September 30, 2005

                      (This Page Intentionally Left Blank)

                                       2

--------------------------------------------------------------------------------
                              FOR MORE INFORMATION

Banc of America Commercial Mortgage Inc. has filed with the SEC additional registration materials relating to the certificates. You may read and copy any of these materials at the SEC's Public Reference Room at the following location:

o    SEC Public Reference Section 450 Fifth Street, N.W. Room 1204 Washington,
     D.C. 20549

You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information that has been filed electronically with the SEC. The Internet address is
http://www.sec.gov.

You may also contact Banc of America Commercial Mortgage Inc. in writing at Bank of America Corporate Center, 214 North Tryon Street, Charlotte, North Carolina
28255, or by telephone at (704) 386-8509.

See also the sections captioned "Available Information" and "Incorporation of
Certain Information by Reference" appearing at the end of this prospectus.
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
SUMMARY OF PROSPECTUS .....................................................   6
RISK FACTORS ..............................................................  11
  The Limited Liquidity of Your Certificates May Have an Adverse Impact
    on Your Ability to Sell Your Certificates .............................  11
  The Limited Assets of Each Trust May Adversely Impact Your Ability To
    Recover Your Investment in the Event of Loss on the Underlying
    Mortgage Assets .......................................................  11
  Credit Support is Limited and May Not Be Sufficient to Prevent Loss on
    Your Certificates .....................................................  12
  Prepayments on the Underlying Mortgage Loans Will Affect the Average
    Life of Your Certificates, and the Rate and Timing of those
    Prepayments May Be Highly Unpredictable ...............................  12
  Certificates Purchased at a Premium or a Discount Will Be Sensitive to
    the Rate of Principal Payment..........................................  13
  The Nature of Ratings Are Limited and Will Not Guarantee that You Will
    Receive Any Projected Return on Your Certificates .....................  14
  Certain Factors Affecting Delinquency, Foreclosure and Loss of

                                       3

                                                                            PAGE
                                                                            ----
   Distributions on the Certificates Concerning Prepayment Premiums

   Certain Matters Regarding the Master Servicer, the Special Servicer,

                                       4

                                                                            PAGE
                                                                            ----

                                       5

                              SUMMARY OF PROSPECTUS

     This summary highlights selected information from this prospectus. It does not contain all the information you need to consider in making your investment decision. You should carefully review this prospectus and the related prospectus supplement in their entirety before making any investment in the certificates of any series. As used in this prospectus, "you" refers to a prospective investor in certificates, and "we" refers to the depositor, Banc of America Commercial
Mortgage Inc. A "Glossary" appears at the end of this prospectus.

SECURITIES OFFERED

Mortgage pass-through certificates.

DEPOSITOR

Banc of America Commercial Mortgage Inc., a Delaware corporation and a subsidiary of Bank of America, N.A., has its principal executive offices at 214
North Tryon Street, Charlotte, North Carolina 28255, and its telephone number is
(704) 386-8509.

TRUSTEE

The trustee for each series of certificates will be named in the related prospectus supplement.

MASTER SERVICER

If the trust includes mortgage loans, the master servicer for the corresponding series of certificates will be named in the prospectus supplement.

SPECIAL SERVICER

If the trust includes mortgage loans, the special servicer for the corresponding series of certificates will be named, or the circumstances under which a special servicer may be appointed, will be described in the prospectus supplement.

MBS ADMINISTRATOR

If the trust includes mortgage-backed securities, the entity responsible for administering the mortgage-backed securities will be named in the prospectus supplement.

REMIC ADMINISTRATOR

The person responsible for the various tax-related administration duties for a series of certificates concerning real estate mortgage investment conduits will be named in the prospectus supplement.

THE MORTGAGE LOANS

Each series of certificates will, in general, consist of a pool of mortgage loans referred to as a mortgage asset pool secured by first or junior liens on--

     o    residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures; or

     o    office buildings, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, recreational vehicle and mobile home parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial plants, parking lots, entertainment or sports arenas, restaurants, marinas, mixed use or various other types of income-producing properties or unimproved land.

                                       6

However, no one of the following types of properties will be overly-represented in the trust at the time the trust is formed:

(1) restaurants; (2) entertainment or sports arenas; (3) marinas; or (4) nursing homes, hospitals or other health care-related facilities.

The mortgage loans will not be guaranteed or insured by Banc of America
Commercial Mortgage Inc. or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any governmental agency or by any other person.

If specified in the prospectus supplement, some mortgage loans may be delinquent as of the date the trust is formed.

As described in the prospectus supplement, a mortgage loan may--

     o    provide for no accrual of interest or for accrual of interest at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate;

     o    provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events, and may permit negative amortization;

     o    be fully amortizing or may be partially amortizing or nonamortizing, with a balloon payment due on its stated maturity date;

     o    may prohibit over its term or for a certain period prepayments and/or require payment of a premium or a yield maintenance payment in connection with certain prepayments; and

     o    provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or at any other interval as specified in the prospectus supplement.

Each mortgage loan will have had an original term to maturity of not more than
40 years. No mortgage loan will have been originated by Banc of America
Commercial Mortgage Inc., although one of its affiliates may have originated some of the mortgage loans.

If any mortgage loan, or group of related mortgage loans, involves unusual credit risk, financial statements or other financial information concerning the related mortgaged property will be included in the related prospectus supplement.

As described in the prospectus supplement, the trust may also consist of mortgage participations, mortgage pass-through certificates and/or other mortgage-backed securities that evidence an interest in, or are secured by a pledge of, one or more mortgage loans similar to the other mortgage loans in the trust and which may or may not be issued, insured or guaranteed by the United
States or any governmental agency.

THE CERTIFICATES

Each series of certificates will be issued in one or more classes pursuant to a pooling and servicing agreement or other agreement specified in the prospectus supplement and will represent in total the entire beneficial ownership interest in the trust.

As described in the prospectus supplement, the certificates of each series may consist of one or more classes that--

     o    are senior or subordinate to one or more other classes of certificates in entitlement to certain distributions on the certificates;

     o    are "stripped principal certificates" entitled to distributions of principal, with disproportionate, nominal or no distributions of interest;

     o    are "stripped interest certificates" entitled to distributions of interest, with disproportionate, nominal or no distributions of principal;

                                        7

     o    provide for distributions of interest or principal that commence only after the occurrence of certain events, such as the retirement of one or more other classes of certificates of that series;

     o    provide for distributions of principal to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the mortgage assets in the trust;

     o    provide for distributions of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or

     o    provide for distribution based on collections on the mortgage assets in the trust attributable to prepayment premiums, yield maintenance payments or equity participations.

If specified in the prospectus supplement, a series of certificates may include one or more "controlled amortization classes," which will entitle the holders to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of certificates, a controlled amortization class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the mortgage loans in the trust remains relatively constant at the rate of prepayment used to establish the specific principal payment schedule for those certificates. Prepayment risk with respect to a given mortgage asset pool does not disappear, however, and the stability afforded to a controlled amortization class comes at the expense of one or more other classes of the same series.

Each class of certificates, other than certain classes of stripped interest certificates and certain classes of REMIC residual certificates will have an initial stated principal amount. Each class of certificates, other than certain classes of stripped principal certificates and certain classes of REMIC residual certificates, will accrue interest on its certificate balance or, in the case of certain classes of stripped interest certificates, on a notional amount, based on a pass-through rate which may be fixed, variable or adjustable. The prospectus supplement will specify the certificate balance, notional amount and/or pass-through rate for each class of certificates.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

Interest on each class of certificates (other than certain classes of stripped principal certificates and certain classes of REMIC residual certificates) of each series will accrue at the applicable pass-through rate on the certificate balance and will be paid on a distribution date. However, in the case of certain classes of stripped interest certificates, the notional amount outstanding from time to time will be paid to certificateholders as provided in the prospectus supplement on a specified distribution date.

Distributions of interest concerning one or more classes of certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of certificates. Interest accrued concerning a class of accrual certificates prior to the occurrence of such an event will either be added to the certificate balance or otherwise deferred as described in the prospectus supplement. Distributions of interest concerning one or more classes of certificates may be reduced to the extent of certain delinquencies, losses and other contingencies described in this prospectus and in the prospectus supplement.

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

Each class of certificates of each series (other than certain classes of stripped interest certificates and certain classes of REMIC residual certificates) will have a certificate balance. The certificate balance of a class of certificates outstanding from time to time will represent the maximum amount that the holders are then entitled to receive in respect of principal from future cash flow on the assets in the trust. The initial total certificate balance of all classes of a series of certificates will not be greater

                                       8

than the outstanding principal balance of the related mortgage assets as of a specified cut-off date, after application of scheduled payments due on or before that date, whether or not received. As described in the prospectus supplement, distributions of principal with respect to the related series of certificates will be made on each distribution date to the holders of the class certificates of the series then entitled until the certificate balances of those certificates have been reduced to zero. Distributions of principal with respect to one or more classes of certificates--

     o    may be made at a rate that is faster (and, in some cases,
          substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the assets in the trust;

     o    may not commence until the occurrence of certain events, such as the retirement of one or more other classes of certificates of the same series;

     o    may be made, subject to certain limitations, based on a specified principal payment schedule; or

     o    may be contingent on the specified principal payment schedule for another class of the same series and the rate at which payments and other collections of principal on the mortgage assets in the trust are received. Unless otherwise specified in the prospectus supplement, distributions of principal of any class of certificates will be made on a pro rata basis among all of the certificates of that class.

CREDIT SUPPORT AND CASH FLOW AGREEMENTS

If specified in the prospectus supplement, partial or full protection against certain defaults and losses on the assets in the trust may be provided to one or more classes of certificates by (1) subordination of one or more other classes of certificates to classes in the same series, or by (2) one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund, cash collateral account, overcollateralization or other credit support. If so provided in the prospectus supplement, the trust may include--

     o    guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate; or

     o    certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the mortgage assets or on one or more classes of certificates.

Certain relevant information regarding any applicable credit support or cash flow agreement will be set forth in the prospectus supplement for a series of certificates.

ADVANCES

As specified in the prospectus supplement, if the trust includes mortgage loans, the master servicer, the special servicer, the trustee, any provider of credit support, and/or another specified person may be obligated to make, or have the option of making, certain advances concerning delinquent scheduled payments of principal and/or interest on mortgage loans. Any advances made concerning a particular mortgage loan will be reimbursable from subsequent recoveries relating to the particular mortgage loan and as described in the prospectus supplement. If specified in the prospectus supplement, any entity making advances may be entitled to receive interest for a specified period during which those advances are outstanding, payable from amounts in the trust. If the trust includes mortgaged-backed securities, any comparable advancing obligation of a party to the related pooling and servicing agreement, or of a party to the related mortgage-backed securities agreement, will be described in the prospectus supplement.

OPTIONAL TERMINATION

If specified in the prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the mortgage assets in the trust. If provided in the related

                                       9

prospectus supplement, upon the reduction of the certificate balance of a specified class or classes of certificates by a specified percentage or amount, a specified party may be authorized or required to solicit bids for the purchase of all of the assets of the trust, or of a sufficient portion of those assets to retire that class or classes.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The certificates of each series will constitute or evidence ownership of either--

     o    "regular interests" and "residual interests" in the trust, or a designated portion of the trust, treated as a REMIC under Sections
          860A through 860G of the Code; or

     o    certificates in a trust treated as a grantor trust under applicable provisions of the Code.

Investors are advised to consult their tax advisors and to review "Certain
Federal Income Tax Consequences" in this prospectus and in the prospectus supplement.

CERTAIN ERISA CONSIDERATIONS

Fiduciaries of retirement plans and certain other employee benefit plans and arrangements, including individual retirement accounts, individual retirement annuities, Keogh plans, and collective investment funds and separate individual retirement accounts in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of
1974, as amended, Section 4975 of the Internal Revenue Code of 1986, or any
materially similar provisions of federal, state or local law should review with their legal advisors whether the purchase or holding of certificates could give rise to a transaction that is prohibited.

LEGAL INVESTMENT

If so specified in the prospectus supplement, certain classes of certificates will constitute "mortgage related securities" for purposes of the Secondary
Mortgage Market Enhancement Act of 1984, as amended. All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors for assistance in determining whether and to what extent the certificates constitute legal investments for them.

See "Legal Investment" in this prospectus.

RATING

At their respective dates of issuance, each class of certificates will be rated as of investment grade by one or more nationally recognized statistical rating agencies.

                                       10

                                  RISK FACTORS

     In considering an investment in the certificates of any series, you should consider carefully the following risk factors and the risk factors in the prospectus supplement.

THE LIMITED LIQUIDITY OF YOUR CERTIFICATES MAY HAVE AN ADVERSE IMPACT ON YOUR
ABILITY TO SELL YOUR CERTIFICATES.

     The certificates of any series may have limited or no liquidity. You may be forced to bear the risk of investing in the certificates for an indefinite period of time. In addition, you may have no redemption rights, and the certificates are subject to early retirement only under certain circumstances.

     Lack of a Secondary Market May Limit the Liquidity of Your Certificate. We
cannot assure you that a secondary market for the certificates will develop or, if it does develop, that it will provide certificateholders with liquidity of investment or that it will continue for as long as the certificates remain outstanding.

     The prospectus supplement may indicate that an underwriter intends to establish a secondary market in the certificates, although no underwriter will be obligated to do so. Any secondary market may provide less liquidity to investors than any comparable market for securities relating to single-family mortgage loans. Unless specified in the prospectus supplement, the certificates will not be listed on any securities exchange.

     The Limited Nature of Ongoing Information Regarding Your Certificate May
Adversely Affect Liquidity. The primary source of ongoing information regarding the certificates, including information regarding the status of the related mortgage assets and any credit support for the certificates, will be the periodic reports to certificateholders to be delivered pursuant to the related pooling and servicing agreement.

     We cannot assure you that any additional ongoing information regarding the certificates will be available through any other source. The limited nature of the information concerning a series of certificates may adversely affect liquidity, even if a secondary market for the certificates does develop.

     The Liquidity of Your Certificate May Be Affected by External Sources
Including Interest Rate Movement. If a secondary market does develop for the certificates, the market value of the certificates will be affected by several factors, including--

     o    perceived liquidity;

     o    the anticipated cash flow (which may vary widely depending upon the prepayment and default assumptions concerning the underlying mortgage loans); and

     o    prevailing interest rates.

     The price payable at any given time for certain classes of certificates may be extremely sensitive to small fluctuations in prevailing interest rates. The relative change in price for a certificate in response to an upward or downward movement in prevailing interest rates may not necessarily equal the relative change in price for the certificate in response to an equal but opposite movement in those rates. Therefore, the sale of certificates by a holder in any secondary market that may develop may be at a discount from the price paid by the holder. We are not aware of any source through which price information about the certificates will be generally available on an ongoing basis.

THE LIMITED ASSETS OF EACH TRUST MAY ADVERSELY IMPACT YOUR ABILITY TO RECOVER
YOUR INVESTMENT IN THE EVENT OF LOSS ON THE UNDERLYING MORTGAGE ASSETS.

     Unless specified in the prospectus supplement, neither the certificates nor the mortgage assets in the trust will be guaranteed or insured by Banc of
America Commercial Mortgage Inc. or any of its affiliates, by any governmental agency or by any other person or entity. No certificate will

                                       11

represent a claim against or security interest in the trust funds for any other series. Therefore, if the related trust fund has insufficient assets to make payments, no other assets will be available for payment of the deficiency, and the holders of one or more classes of the certificates will be required to bear the consequent loss.

     Amounts on deposit from time to time in certain accounts constituting part of the trust, including the certificate account and any accounts maintained as credit support, may be withdrawn for purposes other than the payment of principal of or interest on the related series of certificates under certain conditions. On any distribution occurring after losses or shortfalls in collections on the mortgage assets have been incurred, all or a portion of those losses or shortfalls will be borne on a disproportionate basis among classes of certificates.

CREDIT SUPPORT IS LIMITED AND MAY NOT BE SUFFICIENT TO PREVENT LOSS ON YOUR
CERTIFICATES.

     The prospectus supplement for a series of certificates will describe any credit support. The credit support may not cover all potential losses. For example, credit support may or may not cover loss by reason of fraud or negligence by a mortgage loan originator or other parties. Any losses not covered by credit support may, at least in part, be allocated to one or more classes of certificates.

     A series of certificates may include one or more classes of subordinate certificates, if provided in the prospectus supplement. Although subordination is intended to reduce the likelihood of temporary shortfalls and ultimate losses to holders of senior certificates, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of certificates of a series are made in a specified order of priority, any related credit support may be exhausted before the principal of the later-paid classes of certificates of that series have been repaid in full.

     The impact of losses and shortfalls experienced with respect to the mortgage assets may fall primarily upon those classes of certificates having a later right of payment.

     If a form of credit support covers the certificates of more than one series and losses on the related mortgage assets exceed the amount of the credit support, it is possible that the holders of certificates of one (or more) series will disproportionately benefit from that credit support, to the detriment of the holders of certificates of one (or more) other series.

     The amount of any applicable credit support supporting one or more classes of certificates will be determined on the basis of criteria established by each rating agency rating such classes of certificates based on an assumed level of defaults, delinquencies and losses on the underlying mortgage assets and certain other factors. However, we cannot assure you that the loss experience on the related mortgage assets will not exceed such assumed levels. If the losses on the related mortgage assets do exceed such assumed levels, the holders of one or more classes of certificates will be required to bear such additional losses.

PREPAYMENTS ON THE UNDERLYING MORTGAGE LOANS WILL AFFECT THE AVERAGE LIFE OF
YOUR CERTIFICATES, AND THE RATE AND TIMING OF THOSE PREPAYMENTS MAY BE HIGHLY
UNPREDICTABLE.

     As a result of prepayments on the mortgage loans in the trust, the amount and timing of distributions of principal and/or interest on the certificates of the related series may be highly unpredictable. Prepayments on the mortgage loans in the trust will result in a faster rate of principal payments on one or more classes of the related series of certificates than if payments on those mortgage loans were made as scheduled. Therefore, the prepayment experience on the mortgage loans in the trust may affect the average life of one or more classes of certificates of the related series.

     The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. For example, if prevailing interest rates fall significantly below the mortgage rates borne by the mortgage loans included in the trust, principal prepayments on those mortgage loans are likely

                                       12

to be higher than if prevailing interest rates remain at or above the rates borne by those mortgage loans. Conversely, if prevailing interest rates rise significantly above the mortgage rates borne by the mortgage loans included in the trust, then principal prepayments on those mortgage loans are likely to be lower than if prevailing interest rates remain at or below the mortgage rates borne by those mortgage loans.

     We cannot assure you what as to the actual rate of prepayment on the mortgage loans in the trust will be, or that the rate of prepayment will conform to any model in any prospectus supplement. As a result, depending on the anticipated rate of prepayment for the mortgage loans in the trust, the retirement of any class of certificates of the related series could occur significantly earlier or later, and its average life could be significantly shorter or longer, than expected.

     The extent to which prepayments on the mortgage loans in trust ultimately affect the average life of any class of certificates of the related series will depend on the terms and provisions of the certificates. A class of certificates may provide that on any distribution date the holders of the certificates are entitled to a pro rata share of the prepayments on the mortgage loans in the trust fund that are distributable on that date.

     A class of certificates that entitles the holders to a disproportionately large share of the prepayments on the mortgage loans in the trust increases the likelihood of early retirement of that class if the rate of prepayment is relatively fast. This type of early retirement risk is sometimes referred to as
"call risk."

     A class of certificates that entitles its holders to a disproportionately small share of the prepayments on the mortgage loans in the trust increases the likelihood of an extended average life of that class if the rate of prepayment is relatively slow. This type of prolonged retirement risk is sometimes referred to as "extension risk."

     As described in the prospectus supplement, the respective entitlements of the various classes of certificate-holders of any series to receive payments
(and, in particular, prepayments) of principal of the mortgage loans in the trust may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of certificates of that series) or subject to certain contingencies (e.g., prepayment and default rates with respect to those mortgage loans).

     A series of certificates may include one or more controlled amortization classes, which will entitle the holders to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of certificates, a controlled amortization class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the mortgage loans in the trust remains relatively constant at the rate of prepayment used to establish the specific principal payment schedule for the certificates. Prepayment risk concerning a given mortgage asset pool does not disappear, however, and the stability afforded to a controlled amortization class comes at the expense of one or more companion classes of the same series.

     As described in the prospectus supplement, a companion class may entitle the holders to a disproportionately large share of prepayments on the mortgage loans in the trust when the rate of prepayment is relatively fast, and/or may entitle the holders to a disproportionately small share of prepayments on the mortgage loans in the trust when the rate of prepayment is relatively slow. A companion class absorbs some (but not all) of the call risk and/or extension risk that would otherwise belong to the related controlled amortization class if all payments of principal of the mortgage loans in the trust were allocated on a pro rata basis.

CERTIFICATES PURCHASED AT A PREMIUM OR A DISCOUNT WILL BE SENSITIVE TO THE RATE
OF PRINCIPAL PAYMENT.

     A series of certificates may include one or more classes offered at a premium or discount. Yields on those classes of certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the mortgage loans in the trust fund. If the amount of interest payable with respect to a class is disproportionately large as compared to the amount of principal, as with certain classes

                                       13

of stripped interest certificates, a holder might fail to recover its original investment under some prepayment scenarios. The yield to maturity of any class of certificates may vary from the anticipated yield due to the degree to which the certificates are purchased at a discount or premium and the amount and timing of distributions.

     You should consider, in the case of any certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield. In the case of any certificate purchased at a premium, you should consider the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield.

THE NATURE OF RATINGS ARE LIMITED AND WILL NOT GUARANTEE THAT YOU WILL RECEIVE
ANY PROJECTED RETURN ON YOUR CERTIFICATES.

     Any rating assigned by a rating agency to a class of certificates will reflect only its assessment of the likelihood that holders of the certificates will receive payments to which the certificateholders are entitled under the related pooling and servicing agreement. Such rating will not constitute an assessment of the likelihood that--

     o    principal prepayments on the related mortgage loans will be made;

     o    the degree to which the rate of such prepayments might differ from that originally anticipated; or

     o    the likelihood of early optional termination of the trust.

     Any rating will not address the possibility that prepayment of the mortgage loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a certificate at a significant premium might fail to recover its initial investment under certain prepayment scenarios. Therefore, a rating assigned by a rating agency does not guarantee or ensure the realization of any anticipated yield on a class of certificates.

     The amount, type and nature of credit support given a series of certificates will be determined on the basis of criteria established by each rating agency rating classes of the certificates of such series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of mortgage loans. In other cases, such criteria may be based upon determinations of the values of the properties that provide security for the mortgage loans. However, we cannot assure you that those values will not decline in the future. As a result, the credit support required in respect of the certificates of any series may be insufficient to fully protect the holders of such certificates from losses on the related mortgage asset pool.

CERTAIN FACTORS AFFECTING DELINQUENCY, FORECLOSURE AND LOSS OF THE MORTGAGE
LOANS.

     Mortgage loans made on the security of multifamily or commercial property may have a greater likelihood of delinquency and foreclosure, and a greater likelihood of loss than loans made on the security of an owner-occupied single-family property. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. Therefore, the value of an income-producing property is directly related to the net operating income derived from such property.

     If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. A number of the mortgage loans may be secured by liens on owner-occupied properties or on properties leased to a single tenant or in which only a few tenants

                                       14

produce a material amount of the rental income. As the primary component of the net operating income of a property, rental income (and maintenance payments from tenant stockholders of a Cooperative) and the value of any property are subject to the vagaries of the applicable real estate market and/or business climate.
Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, office buildings and industrial plants. Commercial Properties may be secured by owner-occupied properties or properties leased to a single tenant. Therefore, a decline in the financial condition of the borrower or a single tenant may have a disproportionately greater effect on the net operating income from such properties than would be the case with respect to properties with multiple tenants.

     Changes in the expense components of the net operating income of a property due to the general economic climate or economic conditions in a locality or industry segment, such as (1) increases in interest rates, real estate and personal property tax rates and other operating expenses including energy costs,
(2) changes in governmental rules, regulations and fiscal policies, including environmental legislation, and (3) acts of God may also affect the net operating income and the value of the property and the risk of default on the related mortgage loan. In some cases leases of properties may provide that the lessee, rather than the mortgagor, is responsible for payment of certain of these expenses. However, because leases are subject to default risks as well as when a tenant's income is insufficient to cover its rent and operating expenses, the existence of such "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related mortgage loan.

     Additional considerations may be presented by the type and use of a particular property. For instance, properties that operate as hospitals and nursing homes are subject to significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions.
Hotel, motel and restaurant properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchisor or operator. The transferability of a hotel's or restaurant's operating, liquor and other licenses upon a transfer of the hotel or the restaurant, whether through purchase or foreclosure, is subject to local law requirements.

     In addition, the concentration of default, foreclosure and loss risks in mortgage loans in the trust will generally be greater than for pools of single-family loans because mortgage loans in the trust generally will consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.

     Limited Recourse Nature of the Mortgage Loans May Make Recovery Difficult
in the Event that a Mortgage Loan Defaults. We anticipate that some or all of the mortgage loans included in any trust fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. In this type of mortgage loan, recourse in the event of borrower default will be limited to the specific real property and other assets that were pledged to secure the mortgage loan.
However, even with respect to those mortgage loans that provide for recourse against the borrower and its assets, we cannot assure you that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery concerning a defaulted mortgage loan in excess of the liquidation value of the related property.

     Cross-Collateralization Provisions May Have Limitations on Their
Enforceability. A mortgage pool may include groups of mortgage loans which are cross-collateralized and cross-defaulted. These arrangements are designed primarily to ensure that all of the collateral pledged to secure the respective mortgage loans in a cross-collateralized group. Cash flows generated on these type of mortgage loans are available to support debt service on, and ultimate repayment of, the total indebtedness. These arrangements seek to reduce the risk that the inability of one or more of the mortgaged properties securing any such group of mortgage loans to generate net operating income sufficient to pay debt service will result in defaults and ultimate losses.

                                       15

     If the properties securing a group of mortgage loans which are cross-collateralized are not all owned by the same entity, creditors of one or more of the related borrowers could challenge the cross-collateralization arrangement as a fraudulent conveyance. Under federal and state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property by a person will be subject to avoidance under certain circumstances if the person did not receive fair consideration or reasonably equivalent value in exchange for such obligation or transfer and was then insolvent, was rendered insolvent by such obligation or transfer or had unreasonably small capital for its business. A creditor seeking to enforce remedies against a property subject to such cross-collateralization to repay such creditor's claim against the related borrower could assert that--

     o    such borrower was insolvent at the time the cross-collateralized mortgage loans were made; and

     o    such borrower did not, when it allowed its property to be encumbered by a lien securing the indebtedness represented by the other mortgage loans in the group of cross-collateralized mortgage loans, receive fair consideration or reasonably equivalent value for, in effect,
          "guaranteeing" the performance of the other borrowers.

     Although the borrower making such "guarantee" will be receiving
"guarantees" from each of the other borrowers in return, we cannot assure you that such exchanged "guarantees" would be found to constitute fair consideration or be of reasonably equivalent value.

     The cross-collateralized mortgage loans may be secured by mortgage liens on properties located in different states. Because of various state laws governing foreclosure or the exercise of a power of sale and because foreclosure actions are usually brought in state court, and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under any such mortgage loan to foreclose on the related mortgaged properties in a particular order rather than simultaneously in order to ensure that the lien of the related mortgages is not impaired or released.

     Increased Risk of Default Associated With Balloon Payments. Some of the
mortgage loans included in the trust may be nonamortizing or only partially amortizing over their terms to maturity. These types of mortgage loans will require substantial payments of principal and interest (that is, balloon payments) at their stated maturity. These loans involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related property. The ability of a borrower to accomplish either of these goals will be affected by--

     o    the value of the related property;

     o    the level of available mortgage rates at the time of sale or refinancing;

     o    the borrower's equity in the related property;

     o    the financial condition and operating history of the borrower and the related property;

     o    tax laws;

     o    rent control laws (pertaining to certain residential properties);

     o    Medicaid and Medicare reimbursement rates (pertaining to hospitals and nursing homes);

     o    prevailing general economic conditions; and

     o    the availability of credit for loans secured by multifamily or commercial property.

     Neither Banc of America Commercial Mortgage Inc. nor any of its affiliates will be required to refinance any mortgage loan.

     As specified in the prospectus supplement, the master servicer or the special servicer will be permitted (within prescribed limits) to extend and modify mortgage loans that are in default or as to which a payment default is imminent. Although the master servicer or the special servicer generally will be required to determine that any such extension or modification is reasonably likely

                                       16

to produce a greater recovery than liquidation, taking into account the time value of money, we cannot assure you that any such extension or modification will in fact increase the present value of receipts from or proceeds of the affected mortgage loans.

     The Lender Under a Mortgage Loan May Have Difficulty Collecting Rents Upon
the Default and/or Bankruptcy of the Related Borrower. Each mortgage loan included in the trust secured by property that is subject to leases typically will be secured by an assignment of leases and rents. Under such an assignment, the mortgagor assigns to the mortgagee its right, title and interest as lessor under the leases of the related property, and the income derived, as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected.

     The Enforceability of Due-on-Sale and Debt-Acceleration Clauses May Be
Limited in Certain Situations. Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the mortgage loan if the borrower sells, transfers or conveys the related property or its interest in the property. Mortgages also may include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or nonmonetary default of the mortgagor. Such clauses are generally enforceable subject to certain exceptions.
The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

     Adverse Environmental Conditions May Subject a Mortgage Loan to Additional
Risk. Under the laws of certain states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property. In addition, under the laws of some states and under the federal
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended, a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether the environmental damage or threat was caused by the borrower or a prior owner. A lender also risks such liability on foreclosure of the mortgage.

     Certain Special Hazard Losses May Subject Your Certificates to an Increased
Risk of Loss. Unless otherwise specified in a prospectus supplement, the master servicer and special servicer for the trust will be required to cause the borrower on each mortgage loan in the trust to maintain such insurance coverage in respect of the property as is required under the related mortgage, including hazard insurance. As described in the prospectus supplement, the master servicer and the special servicer may satisfy its obligation to cause hazard insurance to be maintained with respect to any property through acquisition of a blanket policy.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy.
Although the policies covering the properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water- related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks. Unless the mortgage specifically requires the mortgagor to insure against physical damage arising from such causes, then, to the extent any consequent losses are not covered by credit support, such losses may be borne, at least in part, by the holders of one or more classes of certificates of the related series.

                                       17

     The Recording of the Mortgages in the Name of MERS May Affect the Yield on
the Certificates. The mortgages or assignments of mortgage for some of the mortgage loans have been or may be recorded in the name of Mortgage Electronic
Registration Systems, Inc. or MERS, solely as nominee for the mortgage loan seller and its successors and assigns. Subsequent assignments of those mortgages are registered electronically through the MERS system. However, if MERS discontinues the MERS system and it becomes necessary to record an assignment of mortgage to the trustee, then any related expenses will be paid by the trust and will reduce the amount available to pay principal of and interest on the certificates.

     The recording of mortgages in the name of MERS is a new practice in the commercial mortgage lending industry. Public recording officers and others may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the loans.

INCLUSION OF DELINQUENT MORTGAGE LOANS IN A MORTGAGE ASSET POOL.

     If provided in the prospectus supplement, the trust fund for a particular series of certificates may include mortgage loans that are past due. As specified in the related prospectus supplement, the servicing of such mortgage loans will be performed by the special servicer. The same entity may act as both master servicer and special servicer. Credit support provided with respect to a particular series of certificates may not cover all losses related to such delinquent mortgage loans, and investors should consider the risk that the inclusion of such mortgage loans in the trust fund may adversely affect the rate of defaults and prepayments concerning the subject mortgage asset pool and the yield on the certificates of such series.

                              PROSPECTUS SUPPLEMENT

     To the extent appropriate, the prospectus supplement relating to each series of offered certificates will contain--

     o    a description of the class or classes of such offered certificates, including the payment provisions with respect to each such class, the aggregate principal amount (if any) of each such class, the rate at which interest accrues from time to time (if at all), with respect to each such class or the method of determining such rate, and whether interest with respect to each such class will accrue from time to time on its aggregate principal amount (if any) or on a specified notional amount (if at all);

     o    information with respect to any other classes of certificates of the same series;

     o    the respective dates on which distributions are to be made;

     o    information as to the assets, including the mortgage assets, constituting the related trust fund;

     o    the circumstances, if any, under which the related trust fund may be subject to early termination;

     o    additional information with respect to the method of distribution of such offered certificates;

     o    whether one or more REMIC elections will be made and the designation of the "regular interests" and "residual interests" in each REMIC to be created and the identity of the person responsible for the various tax-related duties in respect of each REMIC to be created;

     o    the initial percentage ownership interest in the related trust fund to be evidenced by each class of certificates of such series;

     o    information concerning the trustee of the related trust fund;

                                       18

     o    if the related trust fund includes mortgage loans, information concerning the master servicer and any special servicer of such mortgage loans and the circumstances under which all or a portion, as specified, of the servicing of a mortgage loan would transfer from the master servicer to the special servicer;

     o    information as to the nature and extent of subordination of any class of certificates of such series, including a class of offered certificates; and

     o    whether such offered certificates will be initially issued in definitive or book-entry form.

                    CAPITALIZED TERMS USED IN THIS PROSPECTUS

     From time to time we use capitalized terms in this prospectus. Each of those capitalized terms will have the meaning assigned to it in the "Glossary"
attached to this prospectus.

                                       19

                         DESCRIPTION OF THE TRUST FUNDS

GENERAL

     The primary assets of each trust fund will consist of mortgage assets which will include--

     o    various types of multifamily or commercial mortgage loans;

     o    mortgage participations, pass-through certificates or other mortgage-backed securities that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans; or

     o    a combination of such mortgage loans and mortgage backed securities.

     We will establish each trust fund and select each mortgage asset. We will purchase mortgage assets to be included in the trust fund and select each mortgage asset from the Mortgage Asset Seller who may not have originated the mortgage asset or issued the MBS and may be our affiliate.

     We will not insure or guaranty the mortgage assets nor will any of its affiliates or, unless otherwise provided in the related prospectus supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading "-- Mortgage Loans", unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular trust fund.

MORTGAGE LOANS

     General. The mortgage loans will be evidenced by promissory notes (referred to in this prospectus as mortgage notes) notes secured by mortgages, deeds of trust or similar security instruments (referred to in this prospectus as mortgages) that create first or junior liens on fee or leasehold estates in properties consisting of--

     o    residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures; or

     o    office buildings, retail stores and establishments, hotels or motels, nursing homes, hospitals or other health care-related facilities, recreational vehicle and mobile home parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial plants, parking lots, entertainment or sports arenas, restaurants, marinas, mixed use or various other types of income-producing properties or unimproved land.

     These multifamily properties may include mixed commercial and residential structures and apartment buildings owned by private cooperative housing corporations. However, no one of the following types of commercial properties will represent security for a material concentration of the mortgage loans in any trust fund, based on principal balance at the time such trust fund is formed: (1) restaurants; (2) entertainment or sports arenas; (3) marinas; or (4)
nursing homes, hospitals or other health care-related facilities. Unless otherwise specified in the related prospectus supplement, each mortgage will create a first priority mortgage lien on a borrower's fee estate in a mortgaged property. If a mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related prospectus supplement, the term of any such leasehold will exceed the term of the mortgage note by at least ten years. Unless otherwise specified in the related prospectus supplement, each mortgage loan will have been originated by a person other than us; however, such person may be or may have been our affiliate.

     If so provided in the related prospectus supplement, mortgage assets for a series of certificates may include mortgage loans secured by junior liens, and the loans secured by the related senior liens may not be included in the mortgage pool. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior liens and the mortgage loan. In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection

                                       20

with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens. The claims of the holders of the senior liens will be satisfied in full out of proceeds of the liquidation of the related mortgaged property, if such proceeds are sufficient, before the trust fund as holder of the junior lien receives any payments in respect of the mortgage loan. If the master servicer were to foreclose on any mortgage loan, it would do so subject to any related senior liens. In order for the debt related to such mortgage loan to be paid in full at such sale, a bidder at the foreclosure sale of such mortgage loan would have to bid an amount sufficient to pay off all sums due under the mortgage loan and any senior liens or purchase the mortgaged property subject to such senior liens. In the event that such proceeds from a foreclosure or similar sale of the related mortgaged property are insufficient to satisfy all senior liens and the mortgage loan in the aggregate, the trust fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the certificates of the related series bear--

     o    the risk of delay in distributions while a deficiency judgment against the borrower is obtained; and

     o    the risk of loss if the deficiency judgment is not obtained and satisfied. Moreover, deficiency judgments may not be available in certain jurisdictions, or the particular mortgage loan may be a nonrecourse loan, which means that, absent special facts, recourse in the case of default will be limited to the mortgaged property and such other assets, if any, that were pledged to secure repayment of the mortgage loan.

     If so specified in the related prospectus supplement, the mortgage assets for a particular series of certificates may include mortgage loans that are delinquent as of the date such certificates are issued. In that case, the related prospectus supplement will set forth, as to each such mortgage loan, available information as to the period of such delinquency, any forbearance arrangement then in effect, the condition of the related mortgaged property and the ability of the mortgaged property to generate income to service the mortgage debt.

     Default and Loss Considerations with Respect to the Mortgage Loans.
Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes.
The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, as noted above, some or all of the mortgage loans included in a particular trust fund may be nonrecourse loans.

     Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the likelihood of default on such a loan. The Net Operating Income of a mortgaged property will generally fluctuate over time and may or may not be sufficient to cover debt service on the related mortgage loan at any given time. As the primary source of the operating revenues of a nonowner occupied, income-producing property, rental income (and, with respect to a mortgage loan secured by a cooperative apartment building, maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial Properties may be owner-occupied or leased to a small number of tenants. Thus, the Net Operating Income of such a mortgaged property may depend substantially on the financial condition of the borrower or a tenant, and mortgage loans secured by liens on such properties may pose a greater likelihood of default and loss than loans secured by liens on
Multifamily Properties or on multi-tenant Commercial Properties.

     Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and

                                       21

fiscal policies, may also affect the likelihood of default on a mortgage loan.
As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, the existence of such "net of expense" provisions will result in stable Net
Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

     Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property must be liquidated following a default. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a mortgaged property, and thus (a) the greater the incentive of the borrower to perform under the terms of the related mortgage loan (in order to protect such equity) and (b) the greater the cushion provided to the lender against loss on liquidation following a default.

     Loan-to-Value Ratios will not necessarily constitute an accurate measure of the likelihood of liquidation loss in a pool of mortgage loans. For example, the value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the value determined at loan origination, and will likely continue to fluctuate from time to time based upon certain factors including changes in economic conditions and the real estate market. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on--

     o    the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method
          (the cost of replacing the property at such date);

     o    the income capitalization method (a projection of value based upon the property's projected net cash flow); and

     o    or upon a selection from or interpolation of the values derived from such methods.

     Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

     Although there may be multiple methods for determining the value of a mortgaged property, value will in all cases be affected by property performance.
As a result, if a mortgage loan defaults because the income generated by the related mortgaged property is insufficient to cover operating costs and expenses and pay debt service, then the value of the mortgaged property will reflect that and a liquidation loss may occur.

     While we believe that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, there can be no assurance that all of such factors will in fact have been prudently considered by the originators of the mortgage loans, or that, for a particular mortgage loan, they are complete or relevant. See "Risk Factors--Certain Factors Affecting Delinquency,
Foreclosure and Loss of the Mortgage Loans--General" and "--Certain Factors
Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans--Increased
Risk of Default Associated With Balloon Payments".

     Payment Provisions of the Mortgage Loans. All of the mortgage loans will
(1) have had original terms to maturity of not more than 40 years and (2)
provide for scheduled payments of principal, interest or both, to be made on specified dates that occur monthly, quarterly, semi-annually or annually. A mortgage loan may--

     o    provide for no accrual of interest or for accrual of interest at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable
          Mortgage Rate;

                                       22

     o    provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in its interest rate or to reflect the occurrence of certain events, and may permit negative amortization;

     o    may be fully amortizing or may be partially amortizing or
          nonamortizing, with a balloon payment due on its stated maturity date;
          and

     o    may prohibit over its term or for a certain period prepayments and/or require payment of a premium or a yield maintenance payment in connection with certain prepayments, in each case as described in the related prospectus supplement.

     A mortgage loan may also contain a provision that entitles the lender to a share of appreciation of the related mortgaged property, or profits realized from the operation or disposition of such mortgaged property or the benefit, if any, resulting from the refinancing of the mortgage loan, as described in the related prospectus supplement. See "Certain Legal Aspects of the Mortgage
Loans--Default Interest and Limitations on Prepayments" in the prospectus regarding the enforceability of prepayment premiums and yield maintenance charges.

     Mortgage Loan Information in Prospectus Supplements. Each prospectus supplement will contain certain information pertaining to the mortgage loans in the related trust fund, which, to the extent then applicable, will generally include the following:

     o    the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

     o    the type or types of property that provide security for repayment of the mortgage loans;

     o    the earliest and latest origination date and maturity date of the mortgage loans;

     o    the original and remaining terms to maturity of the mortgage loans, or the respective ranges of such terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

     o    the Loan-to-Value Ratios of the mortgage loans (either at origination or as of a more recent date), or the range of the
          Loan-to-Value-Ratios, and the weighted average of such Loan-to-Value
          Ratios;

     o    the Mortgage Rates borne by the mortgage loans, or the range of the
          Mortgage Rate, and the weighted average Mortgage Rate borne by the mortgage loans;

     o    with respect to mortgage loans with adjustable Mortgage Rates, the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of such mortgage loan;

     o    information regarding the payment characteristics of the mortgage loans, including, without limitation, balloon payment and other amortization provisions, Lock-out Periods and Prepayment Premiums;

     o    the Debt Service Coverage Ratios of the mortgage loans (either at origination or as of a more recent date), or the range Debt Service
          Coverage Ratios, and the weighted average of such Debt Service
          Coverage Ratios, and

     o    the geographic distribution of the mortgaged properties on a state-by-state basis. In appropriate cases, the related prospectus supplement will also contain certain information available us that pertains to the provisions of leases and the nature of tenants of the mortgaged properties. If we are unable to provide the specific information described above at the time any offered certificates of a series are initially offered, more general information of the nature described above will be provided in the related prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of those certificates at or before their initial issuance and will be filed as part of a Current Report on Form
          8-K with the Securities and Exchange Commission within fifteen days following their issuance.

                                       23

     If any mortgage loan, or group of related mortgage loans, constitutes a concentration of credit risk, financial statements or other financial information with respect to the related mortgaged property or mortgaged properties will be included in the related prospectus supplement.

     If and to the extent available and relevant to an investment decision in the offered certificates of the related series, information regarding the prepayment experience of a master servicer's multifamily and/or commercial mortgage loan servicing portfolio will be included in the related prospectus supplement. However, many servicers do not maintain records regarding such matters or, at least, not in a format that can be readily aggregated. In addition, the relevant characteristics of a master servicer's servicing portfolio may be so materially different from those of the related mortgage asset pool that such prepayment experience would not be meaningful to an investor. For example, differences in geographic dispersion, property type and/or loan terms (e.g., mortgage rates, terms to maturity and/or prepayment restrictions) between the two pools of loans could render the master servicer's prepayment experience irrelevant. Because of the nature of the assets to be serviced and administered by a special servicer, no comparable prepayment information will be presented with respect to the special servicer's multifamily and/or commercial mortgage loan servicing portfolio.

MBS

     MBS may include (1) private-label (that is, not issued, insured or guaranteed by the United States or any agency or instrumentality of the United
States) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (2) certificates issued and/or insured or guaranteed by the Federal Home Loan Mortgage Corporation, the Federal National
Mortgage Association, the Governmental National Mortgage Association or the
Federal Agricultural Mortgage Corporation, provided that, unless otherwise specified in the related prospectus supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the mortgage loans contained in this prospectus.

     Except in the case of a pro rata mortgage participation in a single mortgage loan or a pool of mortgage loans, each MBS included in a mortgage asset pool: (a) either will (1) have been previously registered under the Securities
Act of 1933, as amended, (2) be exempt from such registration requirements or
(3) have been held for at least the holding period specified in Rule 144(k)
under the Securities Act of 1933, as amended; and (b) will have been acquired
(other than from us or any of our affiliates) in bona fide secondary market transactions.

     Any MBS will have been issued pursuant to a MBS agreement which is a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement. The issuer of the MBS and/or the servicer of the underlying mortgage loans will be parties to the MBS agreement, generally together with a trustee or, in the alternative, with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of the offered certificates described in this prospectus.
Distributions in respect of the MBS will be made by the issuer of the MBS, the servicer of the MBS, or the trustee of the MBS agreement or the MBS trustee on the dates specified in the related prospectus supplement. The issuer of the MBS or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

     Reserve funds, subordination or other credit support similar to that described for the offered certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any rating agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

                                       24

     The prospectus supplement for a series of certificates that evidence interests in MBS will specify, to the extent available--

     o    the aggregate approximate initial and outstanding principal amount(s)
          and type of the MBS to be included in the trust fund;

     o    the original and remaining term(s) to stated maturity of the MBS, if applicable;

     o    the pass-through or bond rate(s) of the MBS or the formula for determining such rate(s);

     o    the payment characteristics of the MBS;

     o    the issuer of the MBS, servicer of the MBS and trustee of the MBS, as applicable, of each of the MBS;

     o    a description of the related credit support, if any;

     o    the circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity;

     o    the terms on which mortgage loans may be substituted for those originally underlying the MBS;

     o    the type of mortgage loans underlying the MBS and, to the extent available and appropriate under the circumstances, such other information in respect of the underlying mortgage loans described under "--Mortgage Loans--Mortgage Loan Information in Prospectus
          Supplements"; and

     o    the characteristics of any cash flow agreements that relate to the
          MBS.

CERTIFICATE ACCOUNTS

     Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which all payments and collections received or advanced with respect to the mortgage assets and other assets in the trust fund will be deposited to the extent described in this prospectus and in the related prospectus supplement. See "The Pooling and
Servicing Agreements-- Certificate Account".

CREDIT SUPPORT

     If so provided in the prospectus supplement for a series of certificates, partial or full protection against certain defaults and losses on the mortgage assets in the related trust fund may be provided to one or more classes of certificates of such series in the form of subordination of one or more other classes of certificates of such series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee or reserve fund, among others, or a combination of subordination and credit support. The amount and types of credit support, the identity of the entity providing it (if applicable) and related information with respect to each type of credit support, if any, will be set forth in the prospectus supplement for a series of certificates. See "Risk Factors-- Credit Support Limitations" and "Description
of Credit Support".

CASH FLOW AGREEMENTS

     If so provided in the prospectus supplement for a series of certificates, the related trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for such series will be invested at a specified rate. The related trust fund may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the mortgage assets on one or more classes of certificates. The principal terms of any such cash flow agreement, including, without limitation, provisions relating to the timing, manner and amount of payments and provisions relating to the termination of the cash flow agreement, will be described in the related prospectus supplement. The related prospectus supplement will also identify the obligor under any such cash flow agreement.

                                       25

                        YIELD AND MATURITY CONSIDERATIONS

GENERAL

     The yield on any offered certificate will depend on the price paid by the certificateholder, the pass-through rate of the certificate and the amount and timing of distributions on the Certificate. See "Risk Factors--Effect of
Prepayments on Average Life of Certificates". The following discussion contemplates a trust fund that consists solely of mortgage loans. While the characteristics and behavior of mortgage loans underlying an MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a class of certificates as will the characteristics and behavior of comparable mortgage loans, the effect may differ due to the payment characteristics of the MBS. If a trust fund includes MBS, the related prospectus supplement will discuss the effect, if any, that the payment characteristics of the MBS may have on the yield to maturity and weighted average lives of the offered certificates of the related series.

PASS-THROUGH RATE

     The certificates of any class within a series may have a fixed, variable or adjustable pass-through rate, which may or may not be based upon the interest rates borne by the mortgage loans in the related trust fund.

     The prospectus supplement with respect to any series of certificates will specify the pass-through rate for each class of offered certificates of such series or, in the case of a class of offered certificates with a variable or adjustable pass-through rate, the method of determining the pass-through rate;
the effect, if any, of the prepayment of any mortgage loan on the pass-through rate of one or more classes of offered certificates; and whether the distributions of interest on the offered certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a cash flow agreement.

PAYMENT DELAYS

     With respect to any series of certificates, a period of time will elapse between the date upon which payments on the mortgage loans in the related trust fund are due and the Distribution Date on which such payments are passed through to certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such mortgage loans were distributed to certificateholders on the date they were due.

CERTAIN SHORTFALLS IN COLLECTIONS OF INTEREST

     When a principal prepayment in full or in part is made on a mortgage loan, the borrower is generally charged interest on the amount of such prepayment only through the date of such prepayment, instead of through the Due Date for the next succeeding scheduled payment. However, interest accrued on any series of certificates and distributable on any Distribution Date will generally correspond to interest accrued on the mortgage loans to their respective Due
Dates during the related Due Period. If a prepayment on any mortgage loan is distributable to Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest to the Due Date for such mortgage loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less than the corresponding amount of interest accrued and otherwise payable on the certificates of the related series. If and to the extent that any such shortfall is allocated to a class of offered certificates, the yield will be adversely affected. The prospectus supplement for each series of certificates will describe the manner in which any such shortfalls will be allocated among the classes of such certificates. The related prospectus supplement will also describe any amounts available to offset such shortfalls.

YIELD AND PREPAYMENT CONSIDERATIONS

     A certificate's yield to maturity will be affected by the rate of principal payments on the mortgage loans in the related trust fund and the allocation the principal payments to reduce the

                                       26

principal balance (or notional amount, if applicable) of such certificate. The rate of principal payments on the mortgage loans in any trust fund will in turn be affected by the amortization schedules of the mortgage loans (which, in the case of mortgage loans, may change periodically to accommodate adjustments to the corresponding Mortgage Rates), the dates on which any balloon payments are due, and the rate of principal prepayments (including for this purpose, voluntary prepayments by borrowers and also prepayments resulting from liquidations of mortgage loans due to defaults, casualties or condemnations affecting the related mortgaged properties, or purchases of mortgage loans out of the related trust fund). Because the rate of principal prepayments on the mortgage loans in any trust fund will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate.

     The extent to which the yield to maturity of a class of offered certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in the related trust fund are in turn distributed on such certificates (or, in the case of a class of
Stripped Interest Certificates, result in the reduction of the notional amount of the Stripped Interest Certificates). An investor should consider, in the case of any offered certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans in the related trust fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any offered certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield. In addition, if an investor purchases an offered certificate at a discount (or premium), and principal payments are made in reduction of the principal balance or notional amount of such investor's offered certificates at a rate slower (or faster) than the rate anticipated by the investor during any particular period, any consequent adverse effects on such investor's yield would not be fully offset by a subsequent increase (or decrease) in the rate of principal payments.

     In general, the notional amount of a class of Stripped Interest
Certificates will either--

     o    be based on the principal balances of some or all of the mortgage assets in the related trust fund; or

     o    equal the Certificate Balances of one or more of the other classes of certificates of the same series.

     Accordingly, the yield on such Stripped Interest Certificates will be inversely related to the rate at which payments and other collections of principal are received on such mortgage assets or distributions are made in reduction of the Certificate Balances of such classes of certificates, as the case may be.

     Consistent with the foregoing, if a class of certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a
lower than anticipated rate of principal prepayments on the mortgage loans in the related trust fund will negatively affect the yield to investors in Stripped
Principal Certificates, and a higher than anticipated rate of principal prepayments on such mortgage loans will negatively affect the yield to investors in Stripped Interest Certificates. If the offered certificates of a series include any such certificates, the related prospectus supplement will include a table showing the effect of various constant assumed levels of prepayment on yields on such certificates. Such tables will be intended to illustrate the sensitivity of yields to various constant assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, yields or prepayment rates.

     The extent of prepayments of principal of the mortgage loans in any trust fund may be affected by a number of factors, including, without limitation--

     o    the availability of mortgage credit, the relative economic vitality of the area in which the mortgaged properties are located;

     o    the quality of management of the mortgaged properties;

                                       27

     o    the servicing of the mortgage loans; and

     o    possible changes in tax laws and other opportunities for investment.

     In general, those factors which increase the attractiveness of selling a mortgaged property or refinancing a mortgage loan or which enhance a borrower's ability to do so, as well as those factors which increase the likelihood of default under a mortgage loan, would be expected to cause the rate of prepayment in respect of any mortgage asset pool to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment of any mortgage asset pool to slow.

     The rate of principal payments on the mortgage loans in any trust fund may also be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by prepayment premiums, and by the extent to which such provisions may be practicably enforced. To the extent enforceable, such provisions could constitute either an absolute prohibition (in the case of a Lock-out Period) or a disincentive (in the case of a Prepayment Premium) to a borrower's voluntarily prepaying its mortgage loan, thereby slowing the rate of prepayments.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on such adjustable rate mortgage loans decline in a manner consistent with the prevailing market interest rates, the related borrowers may have an increased incentive to refinance for purposes of either (1) converting to a fixed rate loan and thereby "locking in" such rate or (2) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.
Therefore, as prevailing market interest rates decline, prepayment speeds would be expected to accelerate.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell mortgaged properties prior to the exhaustion of tax depreciation benefits. We make no representation as to the particular factors that will affect the prepayment of the mortgage loans in any trust fund, as to the relative importance of such factors, as to the percentage of the principal balance of such mortgage loans that will be paid as of any date or as to the overall rate of prepayment on such mortgage loans.

WEIGHTED AVERAGE LIFE AND MATURITY

     The rate at which principal payments are received on the mortgage loans in any trust fund will affect the ultimate maturity and the weighted average life of one or more classes of the certificates of such series. Unless otherwise specified in the related prospectus supplement, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of such instrument is repaid to the investor.

     The weighted average life and maturity of a class of certificates of any series will be influenced by the rate at which principal on the related mortgage loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments by borrowers and also prepayments resulting from liquidations of mortgage loans due to default, casualties or condemnations affecting the related mortgaged properties and purchases of mortgage loans out of the related trust fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model.
CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage)
relative to the then outstanding

                                       28

principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of
6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans.
Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. Thus, it is unlikely that the prepayment experience of the mortgage loans included in any trust fund will conform to any particular level of CPR or SPA.

     The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of such series with a Certificate Balance, and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates, based on the assumptions stated in such prospectus supplement, including assumptions that prepayments on the related mortgage loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such prospectus supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the certificates.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

     Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans included in a particular trust fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a possibility that mortgage loans that require balloon payments may default at maturity, or that the maturity of such a mortgage loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the master servicer or the special servicer, to the extent and under the circumstances set forth in this prospectus and in the related prospectus supplement, may be authorized to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay distributions of principal on a class of offered certificates and thereby extend the weighted average life of such certificates and, if such certificates were purchased at a discount, reduce the yield.

     Negative Amortization. The weighted average life of a class of certificates can be affected by mortgage loans that permit negative amortization to occur
(that is, mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues, with the unpaid portion of such interest being added to the related principal balance).
Negative amortization on one or more mortgage loans in any trust fund may result in negative amortization on the offered certificates of the related series. The related prospectus supplement will describe, if applicable, the manner in which negative amortization in respect of the mortgage loans in any trust fund is allocated among the respective classes of certificates of the related series.
The portion of any mortgage loan negative amortization allocated to a class of certificates may result in a deferral of some or all of the interest payable, which deferred interest may be added to the Certificate Balance of the certificates. In addition, an adjustable rate mortgage loan that permits negative amortization would be expected during a period of increasing interest rates to amortize at a slower rate (and perhaps not at all) than if interest rates were declining or were remaining constant. Such slower rate of mortgage loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of certificates of the related series.
Accordingly, the weighted average lives

                                       29

of mortgage loans that permit negative amortization (and that of the classes of certificates to which any such negative amortization would be allocated or that would bear the effects of a slower rate of amortization on such mortgage loans)
may increase as a result of such feature.

     Negative amortization may occur in respect of an adjustable rate mortgage loan that--

     o    limits the amount by which its scheduled payment may adjust in response to a change in its Mortgage Rate;

     o    provides that its scheduled payment will adjust less frequently than its Mortgage Rate; or

     o    provides for constant scheduled payments notwithstanding adjustments to its Mortgage Rate.

     Accordingly, during a period of declining interest rates, the scheduled payment on such a mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate, thereby resulting in the accelerated amortization of such mortgage loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such mortgage loan and, correspondingly, the weighted average lives of those classes of certificates entitled to a portion of the principal payments on such mortgage loan.

     The extent to which the yield on any offered certificate will be affected by the inclusion in the related trust fund of mortgage loans that permit negative amortization, will depend upon (1) whether such offered certificate was purchased at a premium or a discount and (2) the extent to which the payment characteristics of such mortgage loans delay or accelerate the distributions of principal on such certificate (or, in the case of a Stripped Interest
Certificate, delay or accelerate the reduction of the notional amount of a
Stripped Interest Certificate). See "--Yield and Prepayment Considerations"
above.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the mortgage loans that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average lives of those mortgage loans and, accordingly, the weighted average lives of and yields on the certificates of the related series. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average lives of and yields on the certificates of the related series.

     Losses and Shortfalls on the Mortgage Assets. The yield to holders of the offered certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the mortgage loans in the related trust fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of certificates that is required to bear the effects of such loss or shortfall.

     The amount of any losses or shortfalls in collections on the mortgage assets in any trust fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support) will be allocated among the respective classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, such allocations may be effected by (1) a reduction in the entitlements to interest and/or the
Certificate Balances of one or more such classes of certificates and/or (2)
establishing a priority of payments among such classes of certificates.

     The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the mortgage loans in the related trust fund.

     Additional Certificate Amortization. In addition to entitling the holders to a specified portion (which may during specified periods range from none to all) of the principal payments received on

                                       30

the mortgage assets in the related trust fund, one or more classes of certificates of any series, including one or more classes of offered certificates of such series, may provide for distributions of principal from--

     o    amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates;

     o    Excess Funds; or

     o    any other amounts described in the related prospectus supplement.

     The amortization of any class of certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such certificates and, if such certificates were purchased at a premium, reduce the yield. The related prospectus supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of certificates out of such sources is likely to have any material effect on the rate at which such certificates are amortized and the consequent yield with respect thereto.

                                  THE DEPOSITOR

     We are Banc of America Commercial Mortgage Inc., a Delaware corporation and were organized on December 13, 1995 for the limited purpose of acquiring, owning and transferring mortgage assets and selling interests in the mortgage assets or bonds secured by the mortgage assets. We are a subsidiary of Bank of America,
N.A. We maintain our principal office at 214 North Tryon Street, Charlotte,
North Carolina 28255. Our telephone number is (704) 386-8509.

     Unless otherwise noted in the related prospectus supplement, neither we nor any of our affiliates will insure or guarantee distributions on the certificates of any series.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     Each series of certificates will represent the entire beneficial ownership interest in the trust fund created pursuant to the related pooling and servicing agreement. As described in the related prospectus supplement, the certificates of each series, including the certificates of such series being offered for sale, may consist of one or more classes of certificates that, among other things:

     o    provide for the accrual of interest on the Certificate Balance or
          Notional Amount at a fixed, variable or adjustable rate;

     o    constitute Senior Certificates or Subordinate Certificates;

     o    constitute Stripped Interest Certificates or Stripped Principal
          Certificates;

     o    provide for distributions of interest or principal that commence only after the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series;

     o    provide for distributions of principal to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust fund;

     o    provide for distributions of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or

     o    provide for distributions based on collections on the mortgage assets in the related trust fund attributable to Prepayment Premiums and
          Equity Participations.

     If so specified in the related prospectus supplement, a class of certificates may have two or more component parts, each having characteristics that are otherwise described in this prospectus as

                                       31

being attributable to separate and distinct classes. For example, a class of certificates may have a Certificate Balance on which it accrues interest at a fixed, variable or adjustable rate. Such class of certificates may also have certain characteristics attributable to Stripped Interest Certificates insofar as it may also entitle the holders of Stripped Interest Certificates to distributions of interest accrued on a Notional Amount at a different fixed, variable or adjustable rate. In addition, a class of certificates may accrue interest on one portion of its Certificate Balance at one fixed, variable or adjustable rate and on another portion of its Certificate Balance at a different fixed, variable or adjustable rate.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of certain classes of Stripped Interest Certificates or REMIC Residual Certificates,
notional amounts or percentage interests, specified in the related prospectus supplement. As provided in the related prospectus supplement, one or more classes of offered certificates of any series may be issued in fully registered, definitive form or may be offered in book-entry format through the facilities of
DTC. The offered certificates of each series (if issued in fully registered definitive form) may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection with that transfer or exchange. Interests in a class of certificates offered in book-entry format will be transferred on the book-entry records of
DTC and its participating organizations. If so specified in the related prospectus supplement, arrangements may be made for clearance and settlement through Clearstream Banking, societe anonyme, or Euroclear Bank S.A./N.V., as operator of the Euroclear System, if they are participants in DTC.

DISTRIBUTIONS

     Distributions on the certificates of each series will be made on each
Distribution Date from the Available Distribution Amount for such series and such Distribution Date. The particular components of the Available Distribution
Amount for any series and Distribution Date will be more specifically described in the related prospectus supplement. Except as otherwise specified in the related prospectus supplement, the Distribution Date for a series of certificates will be the 11th day of each month (or, if any such 11th day is not a business day, the next succeeding business day), commencing in the month immediately following the month in which such series of certificates is issued.

     Except as otherwise specified in the related prospectus supplement, distributions on the certificates of each series (other than the final distribution in retirement of any such certificate) will be made to the persons in whose names such certificates are registered at the close of business on the
Record Date, and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement.
All distributions with respect to each class of certificates on each
Distribution Date will be allocated pro rata among the outstanding certificates in such class in proportion to the respective percentage interests evidenced by those certificates unless otherwise specified in the related prospectus supplement. Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities therefor, if such certificateholder has provided the person required to make such payments with wiring instructions no later than the related Record Date or such other date specified in the related prospectus supplement (and, if so provided in the related prospectus supplement, such certificate-holder holds certificates in the requisite amount or denomination specified in the prospectus supplement), or by check mailed to the address of such certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of certificates
(whether issued in fully registered definitive form or in book-entry format)
will be made only upon presentation and surrender of such certificates at the location specified in the notice to certificateholders of such final distribution.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of certificates of each series (other than certain classes of
Stripped Principal Certificates and certain classes of REMIC Residual
Certificates that have no pass-through rate) may

                                       32

have a different pass-through rate, which in each case may be fixed, variable or adjustable. The related prospectus supplement will specify the pass-through rate or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate, for each class of offered certificates.
Unless otherwise specified in the related prospectus supplement, interest on the certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of any class of certificates (other than a class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Distribution Date or under the circumstances specified in the related prospectus supplement, and other than any class of Stripped Principal Certificates or REMIC Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution
Date based on the Accrued Certificate Interest for such class and such
Distribution Date, subject to the sufficiency of that portion, if any, of the
Available Distribution Amount allocable to such class on such Distribution Date.
Prior to the time interest is distributable on any class of Accrual
Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance of such Accrual
Certificates on each Distribution Date or otherwise deferred as described in the related prospectus supplement. Unless otherwise provided in the related prospectus supplement, the Accrued Certificate Interest for each Distribution
Date on a class of Stripped Interest Certificates will be similarly calculated except that it will accrue on a Notional Amount. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related prospectus supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) one or more classes of the certificates of a series may be reduced to the extent that any Prepayment
Interest Shortfalls, as described under "Yield and Maturity
Considerations--Certain Shortfalls in Collections of Interest", exceed the amount of any sums that are applied to offset the amount of such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage assets in the related trust fund. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the mortgage assets in the related trust fund will result in a corresponding increase in the Certificate
Balance of such class. See "Risk Factors--Effect of Prepayments on Average Life
of Certificates" and "--Effect of Prepayments on Yield of Certificates" and
"Yield and Maturity Considerations--Certain Shortfalls in Collections of
Interest".

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     Each class of certificates of each series (other than certain classes of
Stripped Interest Certificates and certain classes of REMIC Residual
Certificates) will have a Certificate Balance, which, at any time, will equal the then maximum amount that the holders of certificates of such class will be entitled to receive as principal out of the future cash flow on the mortgage assets and other assets included in the related trust fund. The outstanding
Certificate Balance of a class of certificates will be reduced by distributions of principal made from time to time and, if and to the extent so provided in the related prospectus supplement, further by any losses incurred in respect of the related mortgage assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of certificates may be increased as a result of any deferred interest on or in respect of the related mortgage assets being allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest are required to commence, by the amount of any Accrued
Certificate Interest in respect of

                                       33

such Accrual Certificate (reduced as described above). The initial aggregate
Certificate Balance of all classes of a series of certificates will not be greater than the aggregate outstanding principal balance of the related mortgage assets as of a specified date, after application of scheduled payments due on or before such date, whether or not received. The initial Certificate Balance of each class of a series of certificates will be specified in the related prospectus supplement. As and to the extent described in the related prospectus supplement, distributions of principal with respect to a series of certificates will be made on each Distribution Date to the holders of the class or classes of certificates of such series entitled thereto until the Certificate Balances of such certificates have been reduced to zero. Distributions of principal with respect to one or more classes of certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust fund. Distributions of principal with respect to one or more classes of certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust fund.
Distributions of principal with respect to Controlled Amortization Classes may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to Companion Classes may be contingent on the specified principal payment schedule for a Controlled
Amortization Class of the same series and the rate at which payments and other collections of principal on the mortgage assets in the related trust fund are received. Unless otherwise specified in the related prospectus supplement, distributions of principal of any class of offered certificates will be made on a pro rata basis among all of the certificates of such class.

DISTRIBUTIONS ON THE CERTIFICATES CONCERNING PREPAYMENT PREMIUMS OR CONCERNING
EQUITY PARTICIPATIONS

     If so provided in the related prospectus supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the mortgage assets in any trust fund will be distributed on each Distribution
Date to the holders of the class of certificates of the related series entitled thereto in accordance with the provisions described in such prospectus supplement. Alternatively, we or any of our affiliates may retain such items or by any other specified person and/or may be excluded as trust assets.

ALLOCATION OF LOSSES AND SHORTFALLS

     The amount of any losses or shortfalls in collections on the mortgage assets in any trust fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support) will be allocated among the respective classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, such allocations may be effected by (1) a reduction in the entitlements to interest and/or the
Certificate Balances of one or more such classes of certificates and/or (2)
establishing a priority of payments among such classes of certificates. See
"Description of Credit Support".

ADVANCES IN RESPECT OF DELINQUENCIES

     If and to the extent provided in the related prospectus supplement, if a trust fund includes mortgage loans, the master servicer, the special servicer, the trustee, any provider of credit support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each
Distribution Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution
Amount for the related series of certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than the principal portion of any balloon payments) and interest that were due on or in respect of such mortgage loans during the related Due Period and were delinquent on the related Determination Date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates entitled thereto, rather than to guarantee or insure

                                       34

against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the mortgage loans
(including amounts drawn under any fund or instrument constituting credit support) respecting which such advances were made and such other specific sources as may be identified in the related prospectus supplement, including, in the case of a series that includes one or more classes of Subordinate
Certificates, if so identified, collections on other mortgage assets in the related trust fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by a master servicer, special servicer or trustee if, in the judgment of the master servicer, special servicer or trustee, as the case may be, such advance would not be recoverable from recoveries on the mortgage loans or another specifically identified source; and, if previously made by a master servicer, special servicer or trustee, such an advance will be reimbursable thereto from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

     If advances have been made by a master servicer, special servicer, trustee or other entity from excess funds in a Certificate Account, such master servicer, special servicer, trustee or other entity, as the case may be, will be required to replace such funds in such Certificate Account on or prior to any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to the related series of Certificateholders on such date. If so specified in the related prospectus supplement, the obligation of a master servicer, special servicer, trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related prospectus supplement.

     If and to the extent so provided in the related prospectus supplement, any entity making advances will be entitled to receive interest on certain or all of such advances for a specified period during which such advances are outstanding at the rate specified in such prospectus supplement, and such entity will be entitled to payment of such interest periodically from general collections on the mortgage loans in the related trust fund prior to any payment to the related series of Certificateholders or as otherwise provided in the related pooling and servicing agreement and described in such prospectus supplement.

     The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any comparable advancing obligation of a party to the related pooling and servicing agreement or of a party to the agreement pursuant to which the MBS was issued.

REPORTS TO CERTIFICATEHOLDERS

     On each Distribution Date, together with the distribution to the holders of each class of the offered certificates of a series, a master servicer, manager or trustee, as provided in the related prospectus supplement, will forward to each such holder, a Distribution Date Statement that, unless otherwise provided in the related prospectus supplement, will set forth, among other things, in each case to the extent applicable:

     o    the amount of such distribution to holders of such class of offered certificates that was applied to reduce the Certificate Balance of such class;

     o    the amount of such distribution to holders of such class of offered certificates that was applied to pay Accrued Certificate Interest;

     o    the amount, if any, of such distribution to holders of such class of offered certificates that was allocable to (A) Prepayment Premiums and
          (B) payments on account of Equity Participations;

     o    the amount, if any, by which such distribution is less than the amounts to which holders of such class of offered certificates are entitled;

     o    if the related trust fund includes mortgage loans, the aggregate amount of advances included in such distribution;

                                       35

     o    if the related trust fund includes mortgage loans, the amount of servicing compensation received by the related master servicer (and, if payable directly out of the related trust fund, by any special servicer and any sub-servicer) and, if the related trust fund includes
          MBS, the amount of administrative compensation received by the MBS
          Administrator;

     o    information regarding the aggregate principal balance of the related mortgage assets on or about such Distribution Date;

     o    if the related trust fund includes mortgage loans, information regarding the number and aggregate principal balance of such mortgage loans that are delinquent;

     o    if the related trust fund includes mortgage loans, information regarding the aggregate amount of losses incurred and principal prepayments made with respect to such mortgage loans during the specified period, generally corresponding in length to the period between Distribution Dates, during which prepayments and other unscheduled collections on the mortgage loans in the related trust fund must be received in order to be distributed on a particular
          Distribution Date);

     o    the Certificate Balance or Notional Amount, as the case may be, of such class of certificates at the close of business on such
          Distribution Date, separately identifying any reduction in such
          Certificate Balance or Notional Amount due to the allocation of any losses in respect of the related mortgage assets, any increase in such
          Certificate Balance or Notional Amount due to the allocation of any negative amortization in respect of the related mortgage assets and any increase in the Certificate Balance of a class of Accrual
          Certificates, if any, in the event that Accrued Certificate Interest has been added to such balance;

     o    if such class of offered certificates has a variable pass-through rate or an adjustable pass-through rate, the pass-through rate applicable thereto for such Distribution Date and, if determinable, for the next succeeding Distribution Date;

     o    the amount deposited in or withdrawn from any reserve fund on such
          Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

     o    if the related trust fund includes one or more instruments of credit support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date; and

     o    the amount of credit support being afforded by any classes of
          Subordinate Certificates.

     In the case of information furnished pursuant to the first 3 bulleted items above, the amounts will be expressed as a dollar amount per specified denomination of the relevant class of offered certificates or as a percentage.
The prospectus supplement for each series of certificates may describe additional information to be included in reports to the holders of the offered certificates of such series.

     Within a reasonable period of time after the end of each calendar year, the master servicer, manager or trustee for a series of certificates, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate of such series a statement containing the information set forth in the first 3 bulleted items above, aggregated for such calendar year or the applicable portion during which such person was a certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Internal Revenue Code of 1986, as amended, are from time to time in force. See, however, "--Book-Entry Registration and
Definitive Certificates" below.

     If the trust fund for a series of certificates includes MBS, the ability of the related master servicer, manager or trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such
MBS. In such cases, the related prospectus supplement will describe the

                                       36

loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the offered certificates of that series in connection with distributions made to them.

VOTING RIGHTS

     The voting rights evidenced by each series of certificates will be allocated among the respective classes of such series in the manner described in the related prospectus supplement.

     Certificateholders will generally not have a right to vote, except with respect to required consents to certain amendments to the related pooling and servicing agreement and as otherwise specified in the related prospectus supplement. See "The Pooling and Servicing Agreements-- Amendment". The holders of specified amounts of certificates of a particular series will have the right to act as a group to remove the related trustee and also upon the occurrence of certain events which if continuing would constitute an Event of Default on the part of the related master servicer, special servicer or REMIC administrator.
See "The Pooling and Servicing Agreements--Events of Default", "--Rights Upon
Event of Default" and "--Resignation and Removal of the Trustee".

TERMINATION

     The obligations created by the pooling and servicing agreement for each series of certificates will terminate following (1) the final payment or other liquidation of the last mortgage asset subject thereto or the disposition of all property acquired upon foreclosure of any mortgage loan subject thereto and (2)
the payment (or provision for payment) to the Certificateholders of that series of all amounts required to be paid to them pursuant to such pooling and servicing agreement. Written notice of termination of a pooling and servicing agreement will be given to each certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the certificates of such series at the location to be specified in the notice of termination.

     If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the mortgage assets in the related trust fund by the party or parties specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement upon the reduction of the Certificate Balance of a specified class or classes of certificates by a specified percentage or amount or upon a specified date, a party designated in the prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust fund, or of a sufficient portion of such mortgage assets to retire such class or classes, under the circumstances and in the manner set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the prospectus supplement for a series of certificates, one or more classes of the offered certificates of such series will be offered in book-entry format through the facilities of DTC, and each such class will be represented by one or more global certificates registered in the name of DTC or its nominee.

     DTC is a limited-purpose trust company organized under the New York Banking
Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency"
registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between its participating organizations through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the
National Association of Securities Dealers, Inc. The rules applicable to DTC and its participating organizations are on file with the Securities and Exchange
Commission.

                                       37

     Purchases of book-entry certificates under the DTC system must be made by or through Direct Participants, which will receive a credit for the book-entry certificates on DTC's records. The ownership interest of each actual purchaser of a Book-Entry Certificate is in turn to be recorded on the Direct and Indirect
Participants' records. Certificate Owners will not receive written confirmation from DTC of their purchases, but Certificate Owners are expected to receive written confirmations providing details of such transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which each Certificate Owner entered into the transaction. Transfers of ownership interests in the book-entry certificates are to be accomplished by entries made on the books of DTC's participating organizations acting on behalf of Certificate Owners. Certificate Owners will not receive certificates representing their ownership interests in the book-entry certificates, except in the event that use of the book-entry system for the book-entry certificates of any series is discontinued as described below.

     DTC has no knowledge of the actual Certificate Owners of the book-entry certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such certificates are credited, which may or may not be the
Certificate Owners. DTC's participating organizations will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to Direct
Participants, by Direct Participants to Indirect Participants, and by Direct
Participants and Indirect Participants to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the book-entry certificates will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the related Distribution
Date in accordance with their respective holdings shown on DTC's records unless
DTC has reason to believe that it will not receive payment on such date.
Disbursement of such distributions by DTC's participating organizations to
Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such participating organization (and not of DTC, the depositor or any trustee, master servicer, special servicer or Manager), subject to any statutory or regulatory requirements as may be in effect from time to time. Accordingly, under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

     Unless otherwise provided in the related prospectus supplement, the only
Certificateholder of book-entry certificates will be the nominee of DTC, and the
Certificate Owners will not be recognized as certificateholders under the pooling and servicing agreement. Certificate Owners will be permitted to exercise the rights of certificateholders under the related pooling and servicing agreement only indirectly through DTC's participating organization who in turn will exercise their rights through DTC. We have been informed that DTC will take action permitted to be taken by a certificateholder under a pooling and servicing agreement only at the direction of one or more Direct Participants to whose account with DTC interests in the book-entry certificates are credited.

     Because DTC can act only on behalf of Direct Participants, who in turn act on behalf of Indirect Participants and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in book-entry certificates, may be limited due to the lack of a physical certificate evidencing such interest.

     Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued in fully registered definitive form to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (1) the depositor advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such certificates and the depositor is unable to locate a qualified successor or (2) the depositor notifies DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the Participants holding beneficial interests in the
Certificates agree to initiate such termination. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all Direct Participants of the availability

                                       38

through DTC of Certificates in fully registered form. Upon surrender by DTC of the certificate or certificates representing a class of book-entry certificates, together with instructions for registration, the trustee for the related series or other designated party will be required to issue to the Certificate Owners identified in such instructions the Certificates in fully registered definitive form to which they are entitled, and thereafter the holders of such Definitive
Certificates will be recognized as "certificateholders" under and within the meaning of the related pooling and servicing agreement.

                      THE POOLING AND SERVICING AGREEMENTS

GENERAL

     The certificates of each series will be issued pursuant to a Pooling and
Servicing Agreement. In general, the parties to a Pooling and Servicing
Agreement will include the depositor, the trustee, the master servicer, the special servicer and, if one or more REMIC elections have been made with respect to the trust fund, the REMIC administrator. However, a Pooling and Servicing
Agreement that relates to a trust fund that includes MBS may include a manager as a party, but may not include a master servicer, special servicer or other servicer as a party. All parties to each Pooling and Servicing Agreement under which certificates of a series are issued will be identified in the related prospectus supplement. If so specified in the related prospectus supplement, an affiliate of the depositor, or the mortgage asset seller may perform the functions of master servicer, special servicer, manager or REMIC administrator.
If so specified in the related prospectus supplement, the master servicer may also perform the duties of special servicer, and the master servicer, the special servicer or the trustee may also perform the duties of REMIC administrator. Any party to a Pooling and Servicing Agreement or any affiliate of any party may own certificates issued under the Pooling and Servicing
Agreement; however, unless other specified in the related prospectus supplement, except with respect to required consents to certain amendments to a Pooling and
Servicing Agreement, certificates issued under the Pooling and Servicing
Agreement that are held by the master servicer or special servicer for the related Series will not be allocated Voting Rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this prospectus is a part. However, the provisions of each Pooling and Servicing Agreement will vary depending upon the nature of the certificates to be issued under the Pooling and Servicing
Agreement and the nature of the related trust fund. The following summaries describe certain provisions that may appear in a Pooling and Servicing Agreement under which certificates that evidence interests in mortgage loans will be issued. The prospectus supplement for a series of certificates will describe any provision of the related Pooling and Servicing Agreement that materially differs from the description of the Pooling and Servicing Agreement contained in this prospectus and, if the related trust fund includes MBS, will summarize all of the material provisions of the related agreement that provided for the issuance of the MBS. The summaries in this prospectus do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling and Servicing Agreement for each series of certificates and the description of such provisions in the related prospectus supplement. We will provide a copy of the Pooling and Servicing Agreement
(without exhibits) that relates to any series of certificates without charge upon written request of a holder of a certificate of such series addressed to it at its principal executive offices specified in this prospectus under "The
Depositor".

ASSIGNMENT OF MORTGAGE LOANS; REPURCHASES

     At the time of issuance of any series of certificates, we will assign (or cause to be assigned) to the designated trustee the mortgage loans to be included in the related trust fund, together with, unless otherwise specified in the related prospectus supplement, all principal and interest to be received on or with respect to such mortgage loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The trustee will, concurrently with such assignment, deliver the certificates to or at our direction in exchange for the mortgage loans and the other assets to be included in the trust fund for such series. Each mortgage loan will be identified in a schedule appearing as an exhibit to the related Pooling and Servicing Agreement.
Such schedule generally

                                       39

will include detailed information that pertains to each mortgage loan included in the related trust fund, which information will typically include the address of the related mortgaged property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the amortization term; and the original and outstanding principal balance.

     In addition, unless otherwise specified in the related prospectus supplement, we will, as to each mortgage loan to be included in a trust fund, deliver, or cause to be delivered, to the related trustee (or to a custodian appointed by the trustee as described below) the mortgage note endorsed, without recourse, either in blank or to the order of such trustee (or its nominee), the mortgage with evidence of recording indicated (except for any mortgage not returned from the public recording office), an assignment of the mortgage in blank or to the trustee (or its nominee) in recordable form, together with any intervening assignments of the mortgage with evidence of recording (except for any such assignment not returned from the public recording office), and, if applicable, any riders or modifications to such mortgage note and mortgage, together with certain other documents at such times as set forth in the related
Pooling and Servicing Agreement. Such assignments may be blanket assignments covering mortgages on mortgaged properties located in the same county, if permitted by law. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if we deliver or cause to be delivered, to the related trustee (or such custodian) a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original mortgage note has been lost or destroyed.
In addition, if we cannot deliver, with respect to any mortgage loan, the mortgage or any intervening assignment with evidence of recording concurrently with the execution and delivery of the related Pooling and Servicing Agreement because of a delay caused by the public recording office, we will deliver, or cause to be delivered, to the related trustee (or such custodian) a true and correct photocopy of such mortgage or assignment as submitted for recording. We will deliver, or cause to be delivered, to the related trustee (or such custodian) such mortgage or assignment with evidence of recording indicated
after receipt of such mortgage from the public recording office. If we cannot deliver, with respect to any mortgage loan, the mortgage or any intervening assignment with evidence of recording concurrently with the execution and delivery of the related Pooling and Servicing Agreement because such mortgage or assignment has been lost, we will deliver, or cause to be delivered, to the related trustee (or such custodian) a true and correct photocopy of such mortgage or assignment with evidence of recording. Unless otherwise specified in the related prospectus supplement, assignments of mortgage to the trustee (or its nominee) will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the trustee, such recording is not required to protect the trustee's interests in the mortgage loan against the claim of any subsequent transferee or any successor to or creditor of us or the originator of such mortgage loan. Notwithstanding the foregoing, with respect to any mortgage for which the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements has been recorded in the name of Mortgage Electronic
Registration Systems, Inc. ("MERS") or its designee, no assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements in favor of the trustee will be required to be prepared or delivered and instead, the mortgage loan seller shall take all actions as are necessary to cause the Trust to be shown as, and the trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage Loan on the records of MERS for purposes of the system or recording transfers of beneficial ownership of mortgages maintained by MERS.

     The trustee (or a custodian appointed by the trustee) for a series of certificates will be required to review the mortgage loan documents delivered to it within a specified period of days after receipt of the mortgage loan documents, and the trustee (or such custodian) will hold such documents in trust for the benefit of the certificateholders of such series. Unless otherwise specified in the related prospectus supplement, if any such document is found to be missing or defective, and such omission or defect, as the case may be, materially and adversely affects the interests of the certificateholders of the related series, the trustee (or such custodian) will be required to notify the

                                       40

master servicer, the special servicer and the depositor, and one of such persons will be required to notify the relevant mortgage asset seller. In that case, and if the mortgage asset seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then, except as otherwise specified below or in the related prospectus supplement, the mortgage asset seller will be obligated to repurchase the related mortgage loan from the trustee at a price generally equal to the Purchase Price, or at such other price as will be specified in the related prospectus supplement. If so provided in the prospectus supplement for a series of certificates, a mortgage asset seller, in lieu of repurchasing a mortgage loan as to which there is missing or defective loan documentation, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of certificates, to replace such mortgage loan with one or more other mortgage loans, in accordance with standards that will be described in the prospectus supplement. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the certificates of any series or to the related trustee on their behalf for missing or defective mortgage loan documentation, and neither we nor, unless it is the mortgage asset seller, the master servicer or the special servicer will be obligated to purchase or replace a mortgage loan if a mortgage asset seller defaults on its obligation to do so.

     The trustee will be authorized at any time to appoint one or more custodians pursuant to a custodial agreement to hold title to the mortgage loans in any trust fund and to maintain possession of and, if applicable, to review the documents relating to such mortgage loans, in any case as the agent of the trustee. The identity of any such custodian to be appointed on the date of initial issuance of the certificates will be set forth in the related prospectus supplement. Any such custodian may be one of our affiliates.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the prospectus supplement for a series of certificates, the depositor will, with respect to each mortgage loan in the related trust fund, make or assign, or cause to be made or assigned, certain representations and warranties covering, by way of example--

     o    the accuracy of the information set forth for such mortgage loan on the schedule of mortgage loans appearing as an exhibit to the related
          Pooling and Servicing Agreement;

     o    the enforceability of the related mortgage note and mortgage and the existence of title insurance insuring the lien priority of the related mortgage;

     o    the Warranting Party's title to the mortgage loan and the authority of the Warranting Party to sell the mortgage loan; and

     o    the payment status of the mortgage loan.

     It is expected that in most cases the Warranting Party will be the mortgage asset seller; however, the Warranting Party may also be an affiliate of the mortgage asset seller, the depositor or an affiliate of the depositor, the master servicer, the special servicer or another person acceptable to the depositor. The Warranting Party, if other than the mortgage asset seller, will be identified in the related prospectus supplement.

     Unless otherwise provided in the related prospectus supplement, each
Pooling and Servicing Agreement will provide that the master servicer and/or trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a mortgage loan that materially and adversely affects the interests of the Certificateholders of the related series. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related prospectus supplement, it will be obligated to repurchase such mortgage loan from the trustee at the applicable
Purchase Price. If so provided in the prospectus supplement for a series of certificates, a Warranting Party, in lieu of repurchasing a mortgage loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of certificates, to replace such mortgage loan with one or more other

                                       41

mortgage loans, in accordance with standards that will be described in the prospectus supplement. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of the certificates of any series or to the related trustee on their behalf for a breach of representation and warranty by a
Warranting Party, and neither the depositor nor the master servicer, in either case unless it is the Warranting Party, will be obligated to purchase or replace a mortgage loan if a Warranting Party defaults on its obligation to do so.

     In some cases, representations and warranties will have been made in respect of a mortgage loan as of a date prior to the date upon which the related series of certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the depositor will not include any mortgage loan in the trust fund for any series of certificates if anything has come to the depositor's attention that would cause it to believe that the representations and warranties made in respect of such mortgage loan will not be accurate in all material respects as of the date of issuance. The date as of which the representations and warranties regarding the mortgage loans in any trust fund were made will be specified in the related prospectus supplement.

COLLECTION AND OTHER SERVICING PROCEDURES

     Unless otherwise specified in the related prospectus supplement, the master servicer and the special servicer for any mortgage pool, directly or through sub-servicers, will each be obligated under the related Pooling and Servicing
Agreement to service and administer the mortgage loans in such mortgage pool for the benefit of the related certificateholders, in accordance with applicable law and further in accordance with the terms of such Pooling and Servicing
Agreement, such mortgage loans and any instrument of credit support included in the related trust fund. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with such servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, each of the master servicer and the special servicer will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the mortgage loans that it services and will be obligated to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to such mortgage loans and held for its own account, provided (1) such procedures are consistent with the terms of the related Pooling and Servicing Agreement and (2) do not impair recovery under any instrument of credit support included in the related trust fund. Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, unless otherwise specified in the related prospectus supplement, to waive any Prepayment Premium, late payment charge or other charge in connection with any mortgage loan.

     The master servicer and the special servicer for any trust fund, either separately or jointly, directly or through sub-servicers, will also be required to perform as to the mortgage loans in such trust fund various other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts, if required under the related Pooling and Servicing Agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; negotiating modifications;
conducting property inspections on a periodic or other basis; managing (or overseeing the management of) mortgaged properties acquired on behalf of such trust fund through foreclosure, deed-in-lieu of foreclosure or otherwise; and
maintaining servicing records relating to such mortgage loans. The related prospectus supplement will specify when and the extent to which servicing of a mortgage loan is to be transferred from the master servicer to the special servicer. In general, and subject to the discussion in the related prospectus supplement, a special servicer will be responsible for the servicing and administration of--

     o    mortgage loans that are delinquent in respect of a specified number of scheduled payments;

                                       42

     o    mortgage loans as to which the related borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or similar insolvency proceeding, or the related borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a specified number of days; and

     o    REO Properties.

     If so specified in the related prospectus supplement, a Pooling and
Servicing Agreement also may provide that if a default on a mortgage loan has occurred or, in the judgment of the related master servicer, a payment default is reasonably foreseeable, the related master servicer may elect to transfer the servicing of the mortgage loan, in whole or in part, to the related special servicer. Unless otherwise provided in the related prospectus supplement, when the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan (e.g., the related borrower is paying in accordance with the forbearance arrangement entered into between the special servicer and such borrower), the master servicer will resume the servicing duties with respect thereto. If and to the extent provided in the related Pooling and
Servicing Agreement and described in the related prospectus supplement, a special servicer may perform certain limited duties in respect of mortgage loans for which the master servicer is primarily responsible (including, if so specified, performing property inspections and evaluating financial statements);
and a master servicer may perform certain limited duties in respect of any mortgage loan for which the special servicer is primarily responsible
(including, if so specified, continuing to receive payments on such mortgage loan (including amounts collected by the special servicer)), making certain calculations with respect to such mortgage loan and making remittances and preparing certain reports to the trustee and/or certificateholders with respect to such mortgage loan. Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular mortgage loans under any applicable instrument of credit support. See "Description of Credit Support".

     A mortgagor's failure to make required mortgage loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a mortgagor that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related mortgaged property. In general, the related special servicer will be required to monitor any mortgage loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related mortgaged property, initiate corrective action in cooperation with the Mortgagor if cure is likely, inspect the related mortgaged property and take such other actions as it deems necessary and appropriate. A significant period of time may elapse before the special servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the special servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a mortgaged property in lieu of foreclosure) on behalf of the certificateholders of the related series may vary considerably depending on the particular mortgage loan, the mortgaged property, the mortgagor, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the mortgaged property is located. If a mortgagor files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the mortgage loan or to foreclose on the related mortgaged property for a considerable period of time. See
"Certain Legal Aspects of Mortgage Loans--Bankruptcy Laws."

     Mortgagors may, from time to time, request partial releases of the mortgaged properties, easements, consents to alteration or demolition and other similar matters. In general, the master servicer may approve such a request if it has determined, exercising its business judgment in accordance with the applicable servicing standard, that such approval will not adversely affect the security for, or the timely and full collectibility of, the related mortgage loan. Any fee collected by the master servicer for processing such request will be retained by the master servicer as additional servicing compensation.

                                       43

     In the case of mortgage loans secured by junior liens on the related mortgaged properties, unless otherwise provided in the related prospectus supplement, the master servicer will be required to file (or cause to be filed)
of record a request for notice of any action by a superior lienholder under a senior lien for the protection of the related trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. Unless otherwise specified in the related prospectus supplement, the master servicer also will be required to notify any superior lienholder in writing of the existence of the mortgage loan and request notification of any action (as described below) to be taken against the mortgagor or the mortgaged property by the superior lienholder. If the master servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the related senior lien, or has declared or intends to declare a default under the mortgage or the promissory note secured by that senior lien, or has filed or intends to file an election to have the related mortgaged property sold or foreclosed, then, unless otherwise specified in the related prospectus supplement, the master servicer and the special servicer will each be required to take, on behalf of the related trust fund, whatever actions are necessary to protect the interests of the related certificateholders and/or to preserve the security of the related mortgage loan, subject to the application of the REMIC
Provisions. Unless otherwise specified in the related prospectus supplement, the master servicer or special servicer, as applicable, will be required to advance the necessary funds to cure the default or reinstate the senior lien, if such advance is in the best interests of the related certificateholders and the master servicer or special servicer, as applicable, determines such advances are recoverable out of payments on or proceeds of the related mortgage loan.

SUB-SERVICERS

     A master servicer or special servicer may delegate its servicing obligations in respect of the mortgage loans to one or more third-party sub-servicers; provided that, unless otherwise specified in the related prospectus supplement, such master servicer or special servicer will remain obligated under the related Pooling and Servicing Agreement. A sub-servicer for any series of certificates may be an affiliate of the depositor. Unless otherwise provided in the related prospectus supplement, each subservicing agreement between a master servicer and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Pooling and Servicing Agreement. Unless otherwise provided in the related prospectus supplement, the master servicer and special servicer in respect of any mortgage asset pool will each be required to monitor the performance of sub-servicers retained by it and will have the right to remove a sub-servicer retained by it at any time it considers such removal to be in the best interests of certificateholders.

     Unless otherwise provided in the related prospectus supplement, a master servicer or special servicer will be solely liable for all fees owed by it to any sub-servicer, irrespective of whether the master servicer's or special servicer's compensation pursuant to the related Pooling and Servicing Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the master servicer or special servicer, as the case may be, that retained it for certain expenditures which it makes, generally to the same extent such master servicer or special servicer would be reimbursed under a Pooling and Servicing
Agreement. See "--Certificate Account" and "--Servicing Compensation and Payment
of Expenses".

CERTIFICATE ACCOUNT

     General. The master servicer, the trustee and/or the special servicer will, as to each trust fund that includes mortgage loans, establish and maintain or cause to be established and maintained the corresponding Certificate Account, which will be established so as to comply with the standards of each rating agency that has rated any one or more classes of certificates of the related series. A Certificate Account may be maintained as an interest-bearing or a noninterest-bearing account and the funds held in the Certificate Account may be invested pending each succeeding Distribution Date in United States government securities and other obligations that are acceptable to each rating

                                       44

agency that has rated any one or more classes of certificates of the related series. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in a Certificate Account will be paid to the related master servicer, trustee or special servicer as additional compensation. A Certificate Account may be maintained with the related master servicer, special servicer, trustee or mortgage asset seller or with a depository institution that is an affiliate of any of the foregoing or of the depositor, provided that it complies with applicable rating agency standards. If permitted by the applicable rating agency, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related master servicer or special servicer or serviced by either on behalf of others.

     Deposits. Unless otherwise provided in the related Pooling and Servicing
Agreement and described in the related prospectus supplement, the following payments and collections received or made by the master servicer, the trustee or the special servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date) are to be deposited in the Certificate Account for each trust fund that includes mortgage loans, within a certain period following receipt (in the case of collections on or in respect of the mortgage loans) or otherwise as provided in the related Pooling and Servicing Agreement--

     o    all payments on account of principal, including principal prepayments, on the mortgage loans;

     o    all payments on account of interest on the mortgage loans, including any default interest collected, in each case net of any portion of such default interest retained by the master servicer or the special servicer as its servicing compensation or as compensation to the trustee;

     o    all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a mortgaged property or the related mortgage loan or in connection with the full or partial condemnation of a mortgaged property (other than proceeds applied to the restoration of the property or released to the related borrower)
          and all other amounts received and retained in connection with the liquidation of defaulted mortgage loans or property acquired in respect of such defaulted mortgage loans, by foreclosure or otherwise, together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any mortgaged properties acquired by the trust fund through foreclosure or otherwise;

     o    any amounts paid under any instrument or drawn from any fund that constitutes credit support for the related series of certificates;

     o    any advances made with respect to delinquent scheduled payments of principal and interest on the mortgage loans;

     o    any amounts paid under any cash flow agreement;

     o    all proceeds of the purchase of any mortgage loan, or property acquired in respect of a mortgage loan, by the depositor, any mortgage asset seller or any other specified person as described under
          "--Assignment of Mortgage Loans; Repurchases" and "--Representations
          and Warranties; Repurchases", all proceeds of the purchase of any defaulted mortgage loan as described under "--Realization Upon
          Defaulted Mortgage Loans", and all proceeds of any mortgage asset purchased as described under "Description of the Certificates--
          Termination";

     o    to the extent that any such item does not constitute additional servicing compensation to the master servicer or the special servicer and is not otherwise retained by the depositor or another specified person, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations with respect to the mortgage loans;

                                       45

     o    all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy as described under "--Hazard Insurance Policies";

     o    any amount required to be deposited by the master servicer, the special servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer, the special servicer or the trustee, as the case may be, of funds held in the
          Certificate Account; and

     o    any other amounts required to be deposited in the Certificate Account as provided in the related Pooling and Servicing Agreement and described in the related prospectus supplement.

     Withdrawals. Unless otherwise provided in the related Pooling and Servicing
Agreement and described in the related prospectus supplement, a master servicer, trustee or special servicer may make withdrawals from the Certificate Account for each trust fund that includes mortgage loans for any of the following purposes--

     o    to make distributions to the certificateholders on each Distribution
          Date;

     o    to pay the master servicer or the special servicer any servicing fees not previously retained by the master servicer or special servicer, such payment to be made out of payments and other collections of interest on the particular mortgage loans as to which such fees were earned;

     o    to reimburse the master servicer, the special servicer or any other specified person for unreimbursed advances of delinquent scheduled payments of principal and interest made by it, and certain unreimbursed servicing expenses incurred by it, with respect to particular mortgage loans in the trust fund and particular properties acquired in respect of the trust fund. Reimbursement for advances made or expenses incurred that are related to particular mortgage loans or properties will normally only be made out of amounts that represent late payments collected on those mortgage loans, Liquidation Proceeds,
          Insurance and Condemnation Proceeds collected on those mortgage loans and properties, any form of credit support related to those mortgage loans and net income collected on those properties. However, if in the judgment of the master servicer, the special servicer or such other person, as applicable, the advances and/or expenses will not be recoverable from the above amounts, the reimbursement will be made from amounts collected on other mortgage loans in the same trust fund or, if and to the extent so provided by the related Pooling and
          Servicing Agreement and described in the related prospectus supplement, only from that portion of amounts collected on such other mortgage loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

     o    if and to the extent described in the related prospectus supplement, to pay the master servicer, the special servicer or any other specified person interest accrued on the advances and servicing expenses described in the bulleted clause immediately listed above incurred by it while such remain outstanding and unreimbursed;

     o    to pay for costs and expenses incurred by the trust fund for environmental site assessments performed with respect to mortgaged properties that constitute security for defaulted mortgage loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such mortgaged properties, as described under
          "--Realization Upon Defaulted Mortgage Loans";

     o    to reimburse the master servicer, the special servicer, the REMIC administrator, the depositor, the trustee, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Master
          Servicer, the Special Servicer, the REMIC Administrator and the
          Depositor" and "--Certain Matters Regarding the Trustee";

                                       46

     o    if and to the extent described in the related prospectus supplement, to pay the fees of the trustee, the REMIC administrator and any provider of credit support;

     o    if and to the extent described in the related prospectus supplement, to reimburse prior draws on any form of credit support;

     o    to pay the master servicer, the special servicer or the trustee, as appropriate, interest and investment income earned in respect of amounts held in the Certificate Account as additional compensation;

     o    to pay any servicing expenses not otherwise required to be advanced by the master servicer, the special servicer or any other specified person;

     o    if one or more elections have been made to treat the trust fund or designated portions of the trust fund as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described under "Certain Federal
          Income Tax Consequences--REMICs--Prohibited Transactions Tax and Other
          Taxes";

     o    to pay for the cost of various opinions of counsel obtained pursuant to the related Pooling and Servicing Agreement for the benefit of certificateholders;

     o    to make any other withdrawals permitted by the related Pooling and
          Servicing Agreement and described in the related prospectus supplement; and

     o    to clear and terminate the Certificate Account upon the termination of the trust fund.

MODIFICATIONS, WAIVERS AND AMENDMENTS OF MORTGAGE LOANS

     The master servicer and the special servicer may each agree to modify, waive or amend any term of any mortgage loan serviced by it in a manner consistent with the applicable "Servicing Standard" as defined in the related prospectus supplement; provided that, unless otherwise set forth in the related prospectus supplement, the modification, waiver or amendment will--

     o    not affect the amount or timing of any scheduled payments of principal or interest on the mortgage loan;

     o    will not, in the judgment of the master servicer or the special servicer, as the case may be, materially impair the security for the mortgage loan or reduce the likelihood of timely payment of amounts due; and

     o    will not adversely affect the coverage under any applicable instrument of credit support.

     Unless otherwise provided in the related prospectus supplement, the special servicer also may agree to any other modification, waiver or amendment if, in its judgment,--

     o    a material default on the mortgage loan has occurred or a payment default is reasonably foreseeable or imminent;

     o    such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the mortgage loan, taking into account the time value of money, than would liquidation; and

     o    unless inconsistent with the applicable "servicing standard", such modification, waiver or amendment will not materially adversely affect the coverage under any applicable instrument of credit support.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     If a default on a mortgage loan has occurred, the special servicer, on behalf of the trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related mortgage, obtain a deed in lieu of foreclosure, or otherwise comparably convert ownership of, or acquire title to the related mortgaged property, by operation of law or otherwise. In connection with

                                       47

such foreclosure or other conversion of ownership, the special servicer shall follow the servicing standard. A Pooling and Servicing Agreement may grant the special servicer the right to direct the master servicer to advance costs and expenses to be incurred in any such proceedings, and such advances may be subject to reimbursement requirements. A Pooling and Servicing Agreement may require the special servicer to consult with independent counsel regarding the order and manner should foreclose upon or comparably proceed against such properties if a mortgage loan or group of cross-collateralized mortgage loans are secured by real properties in multiple states including certain states with a statute, rule or regulation comparable to California's "one action" rule.
Unless otherwise provided in the related prospectus supplement, when applicable state law permits the special servicer to select between judicial and non-judicial foreclosure in respect of any mortgaged property, a special servicer may make such selection so long as the selection is made in a manner consistent with the servicing standard. Unless otherwise specified in the related prospectus supplement, the special servicer may not, however, acquire title to any mortgaged property, have a receiver of rents appointed with respect to any mortgaged property or take any other action with respect to any mortgaged property that would cause the trustee, for the benefit of the related series of
Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator"
of such mortgaged property within the meaning of certain federal environmental laws, unless the special servicer has previously received a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the trust fund) and either:

          (1) such report indicates that (a) the mortgaged property is in compliance with applicable environmental laws and regulations and (b) there are no circumstances or conditions present at the mortgaged property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

          (2) the special servicer, based solely (as to environmental matters and related costs) on the information set forth in such report, determines that taking such actions as are necessary to bring the mortgaged property into compliance with applicable environmental laws and regulations and/or taking the actions contemplated by clause (1)(b) above, is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions. See "Certain Legal Aspects of Mortgage
     Loans--Environmental Considerations".

     A Pooling and Servicing Agreement may grant to the master servicer, the special servicer, a provider of credit support and/or the holder or holders of certain classes of the related series of certificates a right of first refusal to purchase from the trust fund, at a predetermined price (which, if less than the Purchase Price, will be specified in the related prospectus supplement), any mortgage loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related prospectus supplement, the special servicer may offer to sell any defaulted mortgage loan if and when the special servicer determines, consistent with its normal servicing procedures, that such a sale would produce a greater recovery, taking into account the time value of money, than would liquidation of the related mortgaged property. In the absence of any such sale, the special servicer will generally be required to proceed against the related mortgaged property, subject to the discussion above.

     Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the special servicer, on behalf of the trust fund, will be required to sell the mortgaged property before the close of the third calendar year following the year of acquisition, unless (1) the IRS grants an extension of time to sell such property or (2) the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund for longer than such period will not result in the imposition of a tax on the trust fund or cause the trust fund (or any designated portion of the trust fund) to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding. Subject to the foregoing and any other tax-related limitations, the special servicer will generally be required to attempt to sell any mortgaged property so acquired on the same terms and conditions it would if it were the owner. Unless otherwise provided in the related prospectus supplement, if title

                                       48

to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the special servicer will also be required to ensure that the mortgaged property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of such property does not result in the receipt by the trust fund of any income from nonpermitted assets as described in Code Section 860F(a)(2)(B), and that the trust fund does not derive any "net income from foreclosure property"
within the meaning of Code Section 860G(c)(2), with respect to such property unless the method of operation that produces such income would produce a greater after-tax return than a different method of operation of such property. If the trust fund acquires title to any mortgaged property, the special servicer, on behalf of the trust fund, may be required to retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the special servicer of its obligation to manage such mortgaged property as required under the related Pooling and Servicing
Agreement.

     If Liquidation Proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan plus interest accrued plus the aggregate amount of reimbursable expenses incurred by the special servicer and/or the master servicer in connection with such mortgage loan, then, to the extent that such shortfall is not covered by any instrument or fund constituting credit support, the trust fund will realize a loss in the amount of such shortfall. The special servicer and/or the master servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted mortgage loan, prior to the distribution of such
Liquidation Proceeds to certificateholders, any and all amounts that represent unpaid servicing compensation in respect of the mortgage loan, unreimbursed servicing expenses incurred with respect to the mortgage loan and any unreimbursed advances of delinquent payments made with respect to the mortgage loan. In addition, if and to the extent set forth in the related prospectus supplement, amounts otherwise distributable on the certificates may be further reduced by interest payable to the master servicer and/or special servicer on such servicing expenses and advances.

     Except as otherwise provided in the prospectus supplement, if any mortgaged property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, neither the special servicer nor the master servicer will be required to expend its own funds to effect such restoration.

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related prospectus supplement, each
Pooling and Servicing Agreement will require the master servicer (or the special servicer with respect to mortgage loans serviced by the special servicer) to use reasonable efforts to cause each mortgage loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related mortgage or, if the mortgage permits the holder to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, such coverage as is consistent with the master servicer's (or special servicer's) normal servicing procedures. Unless otherwise specified in the related prospectus supplement, such coverage generally will be in an amount equal to the lesser of the principal balance owing on such mortgage loan and the replacement cost of the related mortgaged property. The ability of a master servicer (or special servicer) to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by a master servicer (or special servicer) under any such policy (except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the master servicer's (or special servicer's) normal servicing procedures and/or to the terms and conditions of the related mortgage and mortgage note) will be deposited in the related Certificate Account. The Pooling and Servicing Agreement may provide that the master servicer (or special servicer) may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on

                                       49

the mortgage loans in a trust fund, which may contain a deductible clause (not in excess of a customary amount). If such blanket policy contains a deductible clause, the master servicer (or special servicer) will be required, in the event of a casualty covered by such blanket policy, to deposit in the related
Certificate Account all additional sums that would have been deposited in the
Certificate Account under an individual policy but were not because of such deductible clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy.
Although the policies covering the mortgaged properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin and domestic animals. Accordingly, a mortgaged property may not be insured for losses arising from any such cause unless the related mortgage specifically requires, or permits the holder to require, such coverage.

     The hazard insurance policies covering the mortgaged properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of (1) the replacement cost of the improvements less physical depreciation and (2) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Certain of the mortgage loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the mortgage loan upon any sale or other transfer of the related mortgaged property made without the lender's consent. Certain of the mortgage loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the mortgage loan upon the creation of any other lien or encumbrance upon the mortgaged property.
Unless otherwise provided in the related prospectus supplement, the master servicer (or special servicer) will determine whether to exercise any right the trustee may have under any such provision in a manner consistent with the master servicer's (or special servicer's) normal servicing procedures. Unless otherwise specified in the related prospectus supplement, the master servicer or special servicer, as applicable, will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a mortgaged property. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale
and Due-on-Encumbrance Provisions".

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     Unless otherwise specified in the related prospectus supplement, a master servicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a specified portion of the interest payments on each mortgage loan in the related trust fund, including mortgage loans serviced by the related special servicer. If and to the extent described in the related prospectus supplement, a special servicer's primary compensation with respect to a series of certificates may consist of any or all of the following components--

     o    a specified portion of the interest payments on each mortgage loan in the related trust fund, whether or not serviced by it;

     o    an additional specified portion of the interest payments on each mortgage loan then currently serviced by it; and

     o    subject to any specified limitations, a fixed percentage of some or all of the collections and proceeds received with respect to each mortgage loan which was at any time serviced by it, including mortgage loans for which servicing was returned to the master servicer.

                                       50

     Insofar as any portion of the master servicer's or special servicer's compensation consists of a specified portion of the interest payments on a mortgage loan, such compensation will generally be based on a percentage of the principal balance of such mortgage loan outstanding from time to time and, accordingly, will decrease with the amortization of the mortgage loan. As additional compensation, a master servicer or special servicer may be entitled to retain all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the related Certificate
Account. A more detailed description of each master servicer's and special servicer's compensation will be provided in the related prospectus supplement.
Any sub-servicer will receive as its sub-servicing compensation a portion of the servicing compensation to be paid to the master servicer or special servicer that retained such sub-servicer.

     In addition to amounts payable to any sub-servicer, a master servicer or special servicer may be required, to the extent provided in the related prospectus supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related trust fund, including, without limitation, payment of the fees and disbursements of independent accountants, payment of fees and disbursements of the trustee and any custodians appointed by the trustee and payment of expenses incurred in connection with distributions and reports to certificateholders.
Certain other expenses, including certain expenses related to mortgage loan defaults and liquidations and, to the extent so provided in the related prospectus supplement, interest on such expenses at the rate specified in the prospectus supplement, may be required to be borne by the trust fund.

EVIDENCE AS TO COMPLIANCE

     Unless otherwise specified in the related prospectus supplement, each
Pooling and Servicing Agreement will provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, there will be furnished to the related trustee a report of a firm of independent certified public accountants stating that (1)
it has obtained a letter of representation regarding certain matters from the management of the master servicer which includes an assertion that the master servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the master servicer's servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (2) on the basis of an examination conducted by such firm in accordance with standards established by the American
Institute of Certified Public Accountants, such representation is fairly stated
in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such standards require it to report. In rendering its report such firm may rely, as to the matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent public accountants rendered on the basis of examinations conducted in accordance with the same standards
(rendered within one year of such report) with respect to those sub-servicers.
The prospectus supplement may provide that additional reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the trustee.

     Each Pooling and Servicing Agreement will also provide that, on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, the master servicer and special servicer shall each deliver to the related trustee an annual statement signed by one or more officers of the master servicer or the special servicer, as the case may be, to the effect that, to the best knowledge of each such officer, the master servicer or the special servicer, as the case may be, has fulfilled in all material respects its obligations under the Pooling and
Servicing Agreement throughout the preceding year or, if there has been a material default in the fulfillment of any such obligation, such statement shall specify each such known default and the nature and status of such default. Such statement may be provided as a single form making the required statements as to more than one Pooling and Servicing Agreement.

                                       51

     Unless otherwise specified in the related prospectus supplement, copies of the annual accountants' statement and the annual statement of officers of a master servicer or special servicer may be obtained by certificateholders upon written request to the trustee.

CERTAIN MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL SERVICER, THE REMIC
ADMINISTRATOR AND THE DEPOSITOR

     Any entity serving as master servicer, special servicer or REMIC administrator under a Pooling and Servicing Agreement may be an affiliate of the depositor and may have other normal business relationships with the depositor or the depositor's affiliates. Unless otherwise specified in the prospectus supplement for a series of certificates, the related Pooling and Servicing
Agreement will permit the master servicer, the special servicer and any REMIC administrator to resign from its obligations under the Pooling and Servicing
Agreement only upon a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. No such resignation will become effective until the trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or
REMIC administrator, as the case may be, under the Pooling and Servicing
Agreement. The master servicer and special servicer for each trust fund will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the related Pooling and Servicing Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Pooling and Servicing Agreement will further provide that none of the master servicer, the special servicer, the REMIC administrator, the depositor, any extension adviser or any director, officer, employee or agent of any of them will be under any liability to the related trust fund or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling and
Servicing Agreement or for errors in judgment; provided, however, that none of the master servicer, the special servicer, the REMIC administrator, the depositor, any extension adviser or any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under the Pooling and Servicing Agreement or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related prospectus supplement, each Pooling and Servicing Agreement will further provide that the master servicer, the special servicer, the REMIC administrator, the depositor, any extension adviser and any director, officer, employee or agent of any of them will be entitled to indemnification by the related trust fund against any loss, liability or expense incurred in connection with any legal action that relates to such Pooling and Servicing Agreement or the related series of certificates; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties under such
Pooling and Servicing Agreement, or by reason of reckless disregard of such obligations or duties. In addition, each Pooling and Servicing Agreement will provide that none of the master servicer, the special servicer, the REMIC administrator, any extension adviser or the depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling and Servicing
Agreement and that in its opinion may involve it in any expense or liability.
However, each of the master servicer, the special servicer, the REMIC administrator, any extension adviser and the depositor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling and Servicing Agreement and the interests of the related series of certificateholders under the Pooling and
Servicing Agreement. In such event, the legal expenses and costs of such action, and any liability resulting from such action, will be expenses, costs and liabilities of the related series of certificateholders, and the master servicer, the special servicer, the REMIC administrator, any extension adviser or the depositor, as the case may be, will be entitled to charge the related
Certificate Account for this expense.

                                       52

     Any person into which the master servicer, the special servicer, the REMIC administrator or the depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer, the special servicer, the REMIC administrator or the depositor is a party, or any person succeeding to the business of the master servicer, the special servicer, the REMIC administrator or the depositor, will be the successor of the master servicer, the special servicer, the REMIC administrator or the depositor, as the case may be, under the related Pooling and Servicing Agreement.

     Unless otherwise specified in the related prospectus supplement, a REMIC administrator will be entitled to perform any of its duties under the related
Pooling and Servicing Agreement either directly or by or through agents or attorneys, and the REMIC administrator will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

EVENTS OF DEFAULT

     Unless otherwise provided in the prospectus supplement for a series of certificates, Events of Default under the related Pooling and Servicing
Agreement will include, without limitation--

     o    any failure by the master servicer to distribute or cause to be distributed to the certificateholders of such series, or to remit to the trustee for distribution to such certificateholders, any amount required to be so distributed or remitted, pursuant to, and at the time specified by, the terms of the Pooling and Servicing Agreement;

     o    any failure by the special servicer to remit to the master servicer or the trustee, as applicable, any amount required to be so remitted, pursuant to, and at the time specified by, the terms of the Pooling and Servicing Agreement;

     o    any failure by the master servicer or the special servicer duly to observe or perform in any material respect any of its other covenants or obligations under the related Pooling and Servicing Agreement, which failure continues unremedied for thirty days after written notice of such failure has been given to the master servicer or the special servicer, as the case may be, by any other party to the related Pooling and Servicing Agreement, or to the master servicer or the special servicer, as the case may be, with a copy to each other party to the related Pooling and Servicing Agreement, by
          certificateholders entitled to not less than 25% (or such other percentage specified in the related prospectus supplement) of the
          Voting Rights for such series;

     o    any failure by a REMIC administrator (if other than the trustee) duly to observe or perform in any material respect any of its covenants or obligations under the related Pooling and Servicing Agreement, which failure continues unremedied for thirty days after written notice of such notice has been given to the REMIC administrator by any other party to the related Pooling and Servicing Agreement, or to the REMIC administrator, with a copy to each other party to the related Pooling and Servicing Agreement, by certificateholders entitled to not less than 25% (or such other percentage specified in the related prospectus supplement) of the Voting Rights for such series;

     o    certain events involving a determination by a rating agency that the master servicer or the special servicer is no longer approved by such rating agency to serve in such capacity; and

     o    certain events of insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings in respect of or relating to the master servicer, the special servicer or the REMIC administrator (if other than the trustee), and certain actions by or on behalf of the master servicer, the special servicer or the REMIC administrator (if other than the trustee) indicating its insolvency or inability to pay its obligations.

                                       53

     Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, when a single entity acts as master servicer, special servicer and REMIC administrator, or in any two of the foregoing capacities, for any trust fund, an Event of Default in one capacity will (except where related only to a Rating Agency's evaluation of the acceptability of such entity to act in a particular capacity) constitute an event of default in each capacity.

RIGHTS UPON EVENT OF DEFAULT

     If an Event of Default occurs with respect to the master servicer, the special servicer or a REMIC administrator under a Pooling and Servicing
Agreement, then, in each and every such case, so long as the Event of Default remains unremedied, the trustee will be authorized, and at the direction of certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related prospectus supplement) of the Voting
Rights for such series, the trustee will be required, to terminate all of the rights and obligations of the defaulting party as master servicer, special servicer or REMIC administrator, as applicable, under the Pooling and Servicing
Agreement, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the defaulting party as master servicer, special servicer or REMIC administrator, as applicable, under the Pooling and Servicing
Agreement (except that if the defaulting party is required to make advances under the Pooling and Servicing Agreement regarding delinquent mortgage loans, but the trustee is prohibited by law from obligating itself to make such advances, or if the related prospectus supplement so specifies, the trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, if the trustee is unwilling or unable so to act, it may (or, at the written request of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related prospectus supplement) of the Voting Rights for such series, it will be required to)
appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution or other entity that (unless otherwise provided in the related prospectus supplement) is acceptable to each applicable rating agency to act as successor to the master servicer, special servicer or REMIC administrator, as the case may be, under the Pooling and Servicing Agreement.
Pending such appointment, the trustee will be obligated to act in such capacity.

     If the same entity is acting as both trustee and REMIC administrator, it may be removed in both such capacities as described under "--Resignation and
Removal of the Trustee" below.

     No certificateholder will have any right under a Pooling and Servicing
Agreement to institute any proceeding with respect to such Pooling and Servicing
Agreement unless such holder previously has given to the trustee written notice of default and the continuance of such default and unless the holders of certificates of any class evidencing not less than 25% of the aggregate
Percentage Interests constituting such class have made written request upon the trustee to institute such proceeding in its own name as trustee under the
Pooling and Servicing Agreement and have offered to the trustee reasonable indemnity and the trustee for sixty days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling and Servicing Agreement or to institute, conduct or defend any litigation under the Pooling and Servicing Agreement or in relation thereto at the request, order or direction of any of the holders of certificates covered by such Pooling and Servicing Agreement, unless such certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred in connection with such litigation.

AMENDMENT

     Except as otherwise specified in the related prospectus supplement, each
Pooling and Servicing Agreement may be amended by the parties thereto, without the consent of any of the holders of certificates covered by such Pooling and
Servicing Agreement, (1) to cure any ambiguity, (2) to

                                       54

correct or supplement any provision in the Pooling and Servicing Agreement which may be inconsistent with any other provision in the Pooling and Servicing
Agreement or to correct any error, (3) to change the timing and/or nature of deposits in the Certificate Account, provided that (A) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (B) such change would not result in the withdrawal, downgrade or qualification of any of the then-current ratings on the certificates, as evidenced by a letter from each applicable rating agency,
(4) if a REMIC election has been made with respect to the related trust fund, to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the trust fund (or any designated portion of the trust fund) as a REMIC or to avoid or minimize the risk of imposition of any tax on the related trust fund, provided that the trustee has received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any holder of certificates covered by the Pooling and Servicing
Agreement, or (B) to restrict the transfer of the REMIC Residual Certificates, provided that the depositor has determined that the then-current ratings of the classes of the certificates that have been rated will not be withdrawn, downgraded or qualified, as evidenced by a letter from each applicable rating agency, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee
(See "Certain Federal Income Tax Consequences--REMICs--Tax and Restrictions on
Transfers of REMIC Residual Certificates to Certain Organizations" in this prospectus supplement), (5) to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any certificateholder, or (6) to amend specified provisions that are not material to holders of any class of certificates offered by this prospectus.

     The Pooling and Servicing Agreement may also be amended by the parties thereto with the consent of the holders of certificates of each class affected by an amendment evidencing, in each case, not less than 662/3% (or such other percentage specified in the related prospectus supplement) of the aggregate
Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of the holders of certificates covered by such Pooling and Servicing Agreement, except that no such amendment may (1) reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on a certificate of any class without the consent of the holder of such certificate or (2) reduce the aforesaid percentage of certificates of any class the holders of which are required to consent to any such amendment without the consent of the holders of all certificates of such class covered by such Pooling and Servicing Agreement then outstanding.

     Notwithstanding the foregoing, if one or more REMIC elections have been made with respect to the related trust fund, the trustee will not be required to consent to any amendment to a Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the master servicer, the special servicer, the depositor, the trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the related trust fund or cause such trust fund (or any designated portion of the trust fund) to fail to qualify as a REMIC.

LIST OF CERTIFICATEHOLDERS

     Unless otherwise specified in the related prospectus supplement, upon written request of three or more certificateholders of record made for purposes of communicating with other holders of certificates of the same series with respect to their rights under the related Pooling and Servicing Agreement, the trustee or other specified person will afford such certificateholders access during normal business hours to the most recent list of certificateholders of that series held by such person. If such list is as of a date more than 90 days prior to the date of receipt of such certificateholders'

                                       55

request, then such person, if not the registrar for such series of certificates, will be required to request from such registrar a current list and to afford such requesting certificateholders access thereto promptly upon receipt.

THE TRUSTEE

     The trustee under each Pooling and Servicing Agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company that serves as trustee may have typical banking relationships with the depositor and its affiliates and with any master servicer, special servicer or REMIC administrator and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee for each series of certificates will make no representation as to the validity or sufficiency of the related Pooling and Servicing Agreement, such certificates or any underlying mortgage asset or related document and will not be accountable for the use or application by or on behalf of any master servicer or special servicer of any funds paid to the master servicer or special servicer in respect of the certificates or the underlying mortgage assets. If no
Event of Default has occurred and is continuing, the trustee for each series of certificates will be required to perform only those duties specifically required under the related Pooling and Servicing Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Pooling and Servicing Agreement, a trustee will be required to examine such documents and to determine whether they conform to the requirements of such agreement.

CERTAIN MATTERS REGARDING THE TRUSTEE

     As and to the extent described in the related prospectus supplement, the fees and normal disbursements of any trustee may be the expense of the related master servicer or other specified person or may be required to be borne by the related trust fund.

     Unless otherwise specified in the related prospectus supplement, the trustee for each series of certificates will be entitled to indemnification, from amounts held in the Certificate Account for such series, for any loss, liability or expense incurred by the trustee in connection with the trustee's acceptance or administration of its trusts under the related Pooling and
Servicing Agreement; provided, however, that such indemnification will not extend to any loss liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties under the Pooling and Servicing
Agreement, or by reason of its reckless disregard of such obligations or duties.

     Unless otherwise specified in the related prospectus supplement, the trustee for each series of certificates will be entitled to execute any of its trusts or powers under the related Pooling and Servicing Agreement or perform any of its duties under the Pooling and Servicing Agreement either directly or by or through agents or attorneys, and the trustee will not be responsible for any willful misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee may resign at any time, in which event the depositor will be obligated to appoint a successor trustee. The depositor may also remove the trustee if the trustee ceases to be eligible to continue as such under the
Pooling and Servicing Agreement or if the trustee becomes insolvent. Upon becoming aware of such circumstances, the depositor will be obligated to appoint a successor trustee. The trustee may also be removed at any time by the holders of certificates of the applicable series evidencing not less than 331/3% (or such other percentage specified in the related prospectus supplement) of the
Voting Rights for such series. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee. Notwithstanding anything in this prospectus to the contrary, if any entity is acting as both trustee and REMIC administrator, then any resignation or removal of such entity as the trustee will also constitute the resignation or removal of such entity as REMIC administrator, and the successor trustee will serve as successor to the REMIC administrator as well.

                                       56

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     Credit support may be provided with respect to one or more classes of the certificates of any series or with respect to the related mortgage assets.
Credit support may be in the form of a letter of credit, the subordination of one or more classes of certificates, the use of a pool insurance policy or guarantee insurance, the establishment of one or more reserve funds and/or cash collateral accounts, overcollateralization, or another method of credit support described in the related prospectus supplement, or any combination of the foregoing. If and to the extent so provided in the related prospectus supplement, any of the foregoing forms of credit support may provide credit enhancement for more than one series of certificates.

     Unless otherwise provided in the related prospectus supplement for a series of certificates, the credit support will not provide protection against all risks of loss and will not guarantee payment to certificateholders of all amounts to which they are entitled under the related Pooling and Servicing
Agreement. If losses or shortfalls occur that exceed the amount covered by the related credit support or that are of a type not covered by such credit support, certificateholders will bear their allocable share of deficiencies. Moreover, if a form of credit support covers the offered certificates of more than one series and losses on the related mortgage assets exceed the amount of such credit support, it is possible that the holders of offered certificates of one (or more) such series will be disproportionately benefited by such credit support to the detriment of the holders of offered certificates of one (or more) other such series.

     If credit support is provided with respect to one or more classes of certificates of a series, or with respect to the related mortgage assets, the related prospectus supplement will include a description of--

     o    the nature and amount of coverage under such credit support;

     o    any conditions to payment under the credit support not otherwise described in this prospectus;

     o    the conditions (if any) under which the amount of coverage under such credit support may be reduced and under which such credit support may be terminated or replaced; and

     o    the material provisions relating to such credit support.

     Additionally, the related prospectus supplement will set forth certain information with respect to the obligor, if any, under any instrument of credit support. See "Risk Factors--Credit Support Limitations".

SUBORDINATE CERTIFICATES

     If so specified in the related prospectus supplement, one or more classes of certificates of a series may be Subordinate Certificates. To the extent specified in the related prospectus supplement, the rights of the holders of
Subordinate Certificates to receive distributions from the Certificate Account on any Distribution Date will be subordinated to the corresponding rights of the holders of Senior Certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the method and amount of subordination provided by a class or classes of Subordinate Certificates in a series and the circumstances under which such subordination will be available.

     If the mortgage assets in any trust fund are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of mortgage assets prior to distributions on Subordinate Certificates evidencing interests in a different group of mortgage assets within the trust fund. The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

                                       57

INSURANCE OR GUARANTEES CONCERNING THE MORTGAGE LOANS

     If so provided in the prospectus supplement for a series of certificates, mortgage loans included in the related trust fund will be covered for certain default risks by insurance policies or guarantees. The related prospectus supplement will describe the nature of such default risks and the extent of such coverage.

LETTER OF CREDIT

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on such certificates or certain classes of certificates will be covered by one or more letters of credit, issued by a bank or other financial institution (which may be an affiliate of the depositor) specified in such prospectus supplement. Under a letter of credit, the providing institution will be obligated to honor draws in an aggregate fixed dollar amount, net of unreimbursed payments under the letter of credit, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of some or all of the related mortgage assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments under the letter of credit and may otherwise be reduced as described in the related prospectus supplement. The obligations of the providing institution under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund.

CERTIFICATE INSURANCE AND SURETY BONDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on such certificates or certain classes of certificates will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest or distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. The related prospectus supplement will describe any limitations on the draws that may be made under any such instrument.

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on such certificates or certain classes will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination will be deposited, in the amounts specified in such prospectus supplement. If so specified in the related prospectus supplement, the reserve fund for a series may also be funded over time by a specified amount of certain collections received on the related mortgage assets.

     Amounts on deposit in any reserve fund for a series will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If so specified in the related prospectus supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained in such reserve funds may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

     If so specified in the related prospectus supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to

                                       58

such reserve fund. However, such income may be payable to any related master servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the trust fund unless otherwise specified in the related prospectus supplement.

CASH COLLATERAL ACCOUNT

     If so specified in the related prospectus supplement, all or any portion of credit enhancement for a series of certificates may be provided by the establishment of a cash collateral account. A cash collateral account will be similar to a reserve fund except that generally a cash collateral account is funded initially by a loan from a cash collateral lender, the proceeds of which are invested with the cash collateral lender or other eligible institution. The loan from the cash collateral lender will be repaid from such amounts as are specified in the related prospectus supplement. Amounts on deposit in the cash collateral account will be available in generally the same manner described above with respect to a reserve fund. As specified in the related prospectus supplement, a cash collateral account may be deemed to be part of the assets of the related Trust, may be deemed to be part of the assets of a separate cash collateral trust or may be deemed to be property of the party specified in the related prospectus supplement and pledged for the benefit of the holders of one or more classes of certificates of a series.

CREDIT SUPPORT WITH RESPECT TO MBS

     If so provided in the prospectus supplement for a series of certificates, any MBS included in the related trust fund and/or the related underlying mortgage loans may be covered by one or more of the types of credit support described in this prospectus. The related prospectus supplement will specify, as to each such form of credit support, the information indicated above with respect thereto, to the extent such information is material and available.

                                       59

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of certain legal aspects of mortgage loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law
(which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the mortgage loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See
"Description of the Trust Funds--Mortgage Loans". For purposes of the following discussion, "mortgage loan" includes a mortgage loan underlying an MBS.

GENERAL

     Each mortgage loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related mortgaged property is located. mortgages, deeds of trust and deeds to secure debt are in this prospectus collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered by that mortgage, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary
(the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower.
At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation.
The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived from such leases and rents, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

                                       60

     In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code; in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. In certain cases, mortgage loans secured by hotels or motels may be included in a trust fund even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. Even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law, it will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default. In the bankruptcy setting, however, the lender will be stayed from enforcing its rights to collect room rates, but those room rates (in light of certain revisions to the Bankruptcy
Code which are effective for all bankruptcy cases commenced on or after October
22, 1994) constitute "cash collateral" and therefore cannot be used by the bankruptcy debtor without lender's consent or a hearing at which the lender's interest in the room rates is given adequate protection (e.g., the lender receives cash payments from otherwise unencumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the debtor proposes to use, or other similar relief). See
"--Bankruptcy Laws".

     In the case of office and retail properties, the bankruptcy or insolvency of a major tenant or a number of smaller tenants may have an adverse impact on the mortgaged properties affected and the income produced by such mortgaged properties. Under bankruptcy law, a tenant has the option of assuming
(continuing), or rejecting (terminating) or, subject to certain conditions, assigning to a third party any unexpired lease. If the tenant assumes its lease, the tenant must cure all defaults under the lease and provide the landlord with adequate assurance of its future performance under the lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would (absent collateral securing the claim) be treated as a general unsecured claim. The amount of the claim would be limited to the amount owed for unpaid pre-petition lease payments unrelated to the rejection, plus the greater of one year's lease payments or 15% of the remaining lease payments payable under the lease (but not to exceed three years' lease payments). If the tenant assigns its lease, the tenant must cure all defaults under the lease and the proposed assignee must demonstrate adequate assurance of future performance under the lease.

PERSONALTY

     In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest in the mortgage loan, and must file continuation statements, generally every five years, to maintain that perfection. In certain cases, mortgage loans secured in part by personal property may be included in a trust fund even if the security interest in such personal property was not perfected or the requisite UCC filings were allowed to lapse.

FORECLOSURE

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and nonjudicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

                                       61

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming.
Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Equitable and Other Limitations on Enforceability of Certain Provisions.
United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a nonmonetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate mortgage loans after commencement of foreclosure proceedings but prior to a foreclosure sale.

     Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers.
The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation.
In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the exact status of title to the property (due to, among other

                                       62

things, redemption rights that may exist) and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Therefore, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished, or for a lesser amount in order to preserve its right to seek a deficiency judgment if such is available under state law and under the terms of the mortgage loan documents. (The mortgage loans, however, may be nonrecourse. See "Risk Factors--Certain Factors Affecting Delinquency,
Foreclosure and Loss of the Mortgage Loans--Limited Recourse Nature of the
Mortgage Loans".) Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make such repairs as are necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law (nonstatutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. Some or all of the mortgage loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the mortgaged property and such other assets, if any, that were pledged to secure the mortgage loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency

                                       63

judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security.
Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

     Leasehold Considerations. Mortgage loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee could lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, requires the lessor to grant the mortgagee a new lease if the existing lease is rejected in a bankruptcy proceeding, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease.
Certain mortgage loans, however, may be secured by ground leases which do not contain these provisions.

     Cooperative Shares. Mortgage loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative are subject to various regulations as well as to restrictions under the governing documents of the cooperative, and the shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the
UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative to receive sums due under the proprietary leases.

BANKRUPTCY LAWS

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences caused by such automatic stay can be significant. Also, under the

                                       64

Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan.
Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity.
Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     Federal bankruptcy law may also have the effect of interfering with or affecting the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under the Bankruptcy
Code, a lender may be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. Recent amendments to the
Bankruptcy Code, however, may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of "cash collateral" as noted
previously in the Section entitled "-- Leases and Rents", the amendments provide that a pre-petition security interest in rents or hotel revenues extends (unless the bankruptcy court orders otherwise based on the equities of the case) to such post-petition rents or revenues and is intended to overrule those cases that held that a security interest in rents is unperfected under the laws of certain states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

     If a borrower's ability to make payment on a mortgage loan is dependent on its receipt of rent payments under a lease of the related property, that ability may be impaired by the commencement of a bankruptcy case relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (1)
assume the lease and retain it or assign it to a third party or (2) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved by the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

     Pursuant to the federal doctrine of "substantive consolidation" or to the
(predominantly state law) doctrine of "piercing the corporate veil", a bankruptcy court, in the exercise of its equitable powers, also has the authority to order that the assets and liabilities of a related entity be consolidated with those of an entity before it. Thus, property ostensibly the property of one entity may be determined to be the property of a different entity in bankruptcy, the automatic stay applicable to the second entity extended to the first and the rights of creditors of the first entity impaired in the fashion set forth above in the discussion of ordinary bankruptcy principles.

                                       65

Depending on facts and circumstances not wholly in existence at the time a loan is originated or transferred to the trust fund, the application of any of these doctrines to one or more of the mortgagors in the context of the bankruptcy of one or more of their affiliates could result in material impairment of the rights of the Certificateholders.

     For each mortgagor that is described as a "special purpose entity", "single purpose entity" or "bankruptcy remote entity" in the related prospectus supplement, the activities that may be conducted by such mortgagor and its ability to incur debt are restricted by the applicable mortgage or the organizational documents of such mortgagor in such manner as is intended to make the likelihood of a bankruptcy proceeding being commenced by or against such mortgagor remote, and such mortgagor has been organized and is designed to operate in a manner such that its separate existence should be respected notwithstanding a bankruptcy proceeding in respect of one or more affiliated entities of such mortgagor. However, the depositor makes no representation as to the likelihood of the institution of a bankruptcy proceeding by or in respect of any mortgagor or the likelihood that the separate existence of any mortgagor would be respected if there were to be a bankruptcy proceeding in respect of any affiliated entity of a mortgagor.

ENVIRONMENTAL CONSIDERATIONS

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Such environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender may decide to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien".

     CERCLA. CERCLA, imposes strict liability on present and past "owners" and
"operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have become sufficiently involved in the management of such mortgaged property or the operations of the borrower.
Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether or not the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or
"operator", however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest". This is the so-called "secured creditor exemption."

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996,
amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Act offers substantial protection of lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Asset Conservation, Lender Liability and Deposit
Insurance Act of 1996 provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of operational functions of the

                                       66

mortgaged property. The Asset Conservation, Lender Liability and Deposit
Insurance Act of 1996 also provides that a lender will continue to have the benefit of the secured-creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Certain Other Federal and State Laws. Many states have statutes similar to
CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and
Recovery Act.

     In addition, the definition of "hazardous substances" under CERCLA specifically excludes petroleum products. Subtitle I of the Resource
Conservation and Recovery Act governs underground petroleum storage tanks. Under the Asset Conservation, Lender Liability and Deposit Insurance Act of 1996, the
protections accorded to lenders under CERCLA are also accorded to the holders of security interests in underground storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection of secured creditors.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that individual or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of the trust fund and occasion a loss to the certificateholders of the related series.

     To reduce the likelihood of such a loss, unless otherwise specified in the related prospectus supplement, the Pooling and Servicing Agreement will provide that neither the master servicer nor the special servicer, acting on behalf of the trustee, may acquire title to a mortgaged property or take over its operation unless the special servicer, based solely (as to environmental matters) on a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "The Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage
Loans".

     If a lender forecloses on a mortgage secured by a property, the operations on which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations.
Such compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.

     Environmental Site Assessments. In most cases, an environmental site assessment of each mortgaged property will have been performed in connection with the origination of the related mortgage loan or at some time prior to the issuance of the related certificates. Environmental site assessments, however, vary considerably in their content, quality and cost. Even when adhering to

                                       67

good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Certain of the mortgage loans may contain "due-on-sale" and
"due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, the Garn Act generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limitations as set forth in the Garn Act and the regulations promulgated under the Garn Act.
Accordingly, a master servicer may nevertheless have the right to accelerate the maturity of a mortgage loan that contains a "due-on-sale" provision upon transfer of an interest in the property, without regard to the master servicer's ability to demonstrate that a sale threatens its legitimate security interest.

JUNIOR LIENS; RIGHTS OF HOLDERS OF SENIOR LIENS

     If so provided in the related prospectus supplement, mortgage assets for a series of certificates may include mortgage loans secured by junior liens, and the loans secured by the related senior liens may not be included in the mortgage pool. In addition to the risks faced by the holder of a first lien, holders of mortgage loans secured by junior liens also face the risk that adequate funds will not be received in connection with a foreclosure on the related mortgaged property to satisfy fully both the senior liens and the mortgage loan. In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens. The claims of the holders of the senior liens will be satisfied in full out of proceeds of the liquidation of the related mortgaged property, if such proceeds are sufficient, before the trust fund as holder of the junior lien receives any payments in respect of the mortgage loan. In the event that such proceeds from a foreclosure or similar sale of the related mortgaged property are insufficient to satisfy all senior liens and the mortgage loan in the aggregate, the trust fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the certificates of the related series bear (1) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (2) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions or the mortgage loan may be nonrecourse.

     The rights of the trust fund (and therefore the certificateholders), as beneficiary under a junior deed of trust or as mortgagee under a junior mortgage, are subordinate to those of the mortgagee or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive rents, hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor or trustor, thereby extinguishing the junior mortgagee's or junior beneficiary's lien unless the master servicer asserts its subordinate interest in a property in foreclosure litigation or satisfies the defaulted senior loan. As discussed more fully below, in many states a junior mortgagee or beneficiary may satisfy a defaulted senior loan in full, adding the amounts expended to the balance due on the junior loan. Absent a provision in the senior mortgage, no notice of default is required to be given to the junior mortgagee.

     The form of the mortgage or deed of trust used by many institutional lenders confers on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order

                                       68

as the mortgage or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed to the extent the junior mortgage or deed of trust so provides. The laws of certain states may limit the ability of mortgagees or beneficiaries to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In such states, the mortgagor or trustor must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the mortgagee or beneficiary has been impaired. Similarly, in certain states, the mortgagee or beneficiary is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the mortgagor or trustor by the mortgagee or beneficiary are to be secured by the mortgage or deed of trust.
While such a clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or "optional" advance. If the mortgagee or beneficiary is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the mortgagee or beneficiary had actual knowledge of such intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the mortgagee or beneficiary is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinate to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a
"future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a "credit limit"
amount stated in the recorded mortgage.

SUBORDINATE FINANCING

     The terms of certain of the mortgage loans may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or such restrictions may be unenforceable. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened.
Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the mortgagor to pay a late charge or additional interest if payments are not timely made, and in some

                                       69

circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit such prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a mortgagor for delinquent payments. Certain states also limit the amounts that a lender may collect from a mortgagor as an additional charge if the loan is prepaid. The enforceability under the laws of a number of states and the Bankruptcy Code of provisions providing for prepayment fees of penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment premium is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make such payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher Mortgage Rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980 provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V of the Depository Institutions
Deregulation and Monetary Control Act of 1980 authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V of the Depository Institutions Deregulation and Monetary
Control Act of 1980 is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V of the Depository Institutions Deregulation and Monetary
Control Act of 1980. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     No mortgage loan originated in any state in which application of Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 has
been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a trust fund unless (i) such mortgage loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such mortgage loan provides that the terms are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.

CERTAIN LAWS AND REGULATIONS

     The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property
(i.e., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related mortgage loan.

AMERICANS WITH DISABILITIES ACT

     Under the ADA, in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the
ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as

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owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Relief Act, a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan), upon notification by such borrower, shall not be charged interest, including fees and charges, in excess of 6% per annum during the period of such borrower's active duty status. Unless a court or administrative agency orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National
Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service or the National Oceanic and Atmospheric Administration assigned to duty with the military. The California Military and Veterans Code provides protection equivalent to that provided by the Relief Act to California national guard members called up to active service by the Governor of California, California national guard members called up to active service by the President and reservists called to active duty. Because the Relief Act and the California
Military Code apply to borrowers who enter military service, no information can be provided as to the number of mortgage loans that may be affected by the
Relief Act or the California Military and Veterans Code. Application of the
Relief Act or the California Military and Veterans Code would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on certain of the mortgage loans.
Any shortfalls in interest collections resulting from the application of the
Relief Act or the California Military and Veterans Code would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with such certificates. In addition, application of the
Relief Act or the California Military and Veterans Code imposes limitations that would impair the ability of the master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.

FORFEITURE FOR DRUG AND MONEY LAUNDERING VIOLATIONS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of
America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations
Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United
States may seize the property even before a conviction occurs.

     In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.

FEDERAL DEPOSIT INSURANCE ACT; COMMERCIAL MORTGAGE LOAN SERVICING

     Under the Federal Deposit Insurance Act, federal bank regulatory authorities, including the Office of the Comptroller of the Currency (OCC), have the power to determine if any activity or contractual obligation of a bank constitutes an unsafe or unsound practice or violates a law, rule or

                                       71

regulation applicable to such bank. If Bank of America, N.A. or another bank is a servicer and/or a mortgage loan seller for a series and the OCC, which has primary regulatory authority over Bank of America, N.A. and other banks, were to find that any obligation of Bank of America, N.A. or such other bank under the related pooling and servicing agreement or other agreement or any activity of
Bank of America, N.A. or such other bank constituted an unsafe or unsound practice or violated any law, rule or regulation applicable to it, the OCC could order Bank of America, N.A. or such other bank among other things to rescind such contractual obligation or terminate such activity.

     In March 2003, the OCC issued a temporary cease and desist order against a national bank (as to which no conservator or receiver had been appointed)
asserting that, contrary to safe and sound banking practices, the bank was receiving inadequate servicing compensation in connection with several credit card securitizations sponsored by its affiliates because of the size and subordination of the contractual servicing fee, and ordered the bank, among other things, to immediately resign as servicer, to cease all servicing activity within 120 days and to immediately withhold funds from collections in an amount sufficient to compensate if for its actual costs and expenses of servicing
(notwithstanding the priority of payments in the related securitization agreements).

     While the depositor does not believe that the OCC would consider, with respect to any series, (i) provisions relating to Bank of America, N.A. or another bank acting as a servicer under the related pooling and servicing agreement, (ii) the payment or amount of the servicing compensation payable to
Bank of America, N.A. or another bank or (iii) any other obligation of Bank of
America, N.A. or another bank under the related pooling and servicing agreement or other contractual agreement under which the depositor may purchase mortgage loans from Bank of America, N.A. or another bank, to be unsafe or unsound or violative of any law, rule or regulation applicable to it, there can be no assurance that the OCC in the future would not conclude otherwise. If the OCC did reach such a conclusion, and ordered Bank of America, N.A. or another bank to rescind or amend any such agreement, payments on certificates could be delayed or reduced.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates of any series thereof, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the depositor with respect to that series on the material matters associated with such consequences, subject to any qualifications set forth in this prospectus. Counsel to the depositor for each series will be Cadwalader,
Wickersham & Taft LLP, and a copy of the legal opinion of such counsel rendered in connection with any series of certificates will be filed by the depositor with the Securities and Exchange Commission on a Current Report on Form 8-K
within 15 days after the Closing Date for such series of certificates. This discussion is directed primarily to certificateholders that hold the certificates as "capital assets" within the meaning of Section 1221 of the Code
(although portions thereof may also apply to certificateholders who do not hold certificates as capital assets) and it does not purport to discuss all federal income tax consequences that may be applicable to the individual circumstances of particular investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special treatment under the Code. The authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below, and no assurance can be given the IRS will not take contrary positions. In addition to the federal income tax consequences described in this prospectus, potential investors are advised to consider the state and local tax consequences, if any, of the purchase, ownership and disposition of offered certificates. See "State and Other Tax Consequences".
Prospective investors are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of offered certificates.

                                       72

     The following discussion addresses securities of two general types: (1)
REMIC Certificates representing interests in a trust fund, or a portion thereof, that the REMIC administrator will elect to have treated as a REMIC under the
REMIC Provisions of the Code, and (2) Grantor Trust Certificates representing interests in a Grantor Trust Fund as to which no such election will be made. The prospectus supplement for each series of certificates will indicate whether a
REMIC election (or elections) will be made for the related trust fund and, if such an election is to be made, will identify all "regular interests" and
"residual interests" in the REMIC. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a certificate.

     The following discussion is limited in applicability to offered certificates. Moreover, this discussion applies only to the extent that mortgage assets held by a trust fund consist solely of mortgage loans. To the extent that other mortgage assets, including REMIC certificates and mortgage pass-through certificates, are to be held by a trust fund, the tax consequences associated with the inclusion of such assets will be disclosed in the related prospectus supplement. In addition, if cash flow agreements other than guaranteed investment contracts are included in a trust fund, the anticipated material tax consequences associated with such cash flow agreements also will be discussed in the related prospectus supplement. See "Description of the Trust Funds--Cash
Flow Agreements".

     Furthermore, the following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and
1275 of the Code and in the OID Regulations, and in part upon the REMIC
Provisions and the REMIC Regulations. The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the certificates.

REMICS

     Classification of REMICs. Upon the issuance of each series of REMIC
Certificates, counsel to the depositor will give its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and
Servicing Agreement and any other governing documents, the related trust fund
(or each applicable portion thereof) will qualify as one or more REMICs and the
REMIC Certificates offered with respect thereto will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in a
REMIC within the meaning of the REMIC Provisions. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of REMIC Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the depositor for the applicable series as specified in the related prospectus supplement, subject to any qualifications set forth in this prospectus. In addition, counsel to the depositor have prepared or reviewed the statements in this prospectus under the heading "Certain Federal Income Tax
Consequences -- REMICs," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any trust fund (or applicable portion thereof) as one or more REMICs for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in REMIC Certificates.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the
Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the trust

                                       73

fund's income for the period in which the requirements for such status are not satisfied. The Pooling and Servicing Agreement with respect to each REMIC will include provisions designed to maintain the trust fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any trust fund as a REMIC will be inadvertently terminated.

     Characterization of Investments in REMIC Certificates. In general, unless otherwise provided in the related prospectus supplement, the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(5)(B) of the
Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such certificates would be so treated. However, to the extent that the REMIC assets constitute mortgages on property not used for residential or certain other prescribed purposes, the
REMIC Certificates will not be treated as assets qualifying under Section
7701(a)(19)(C). Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the
REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the
REMIC Regular Certificates and income allocated to the REMIC Residual
Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code. In addition, except as otherwise provided in the applicable prospectus supplement, the REMIC Regular Certificates will be "qualified mortgages" for a REMIC within the meaning of Section
860G(a)(3) of the Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The REMIC Administrator will report those determinations to
Certificateholders in the manner and at the times required by applicable
Treasury regulations.

     Tiered REMIC Structures. For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. As to each such series of
REMIC Certificates, in the opinion of counsel to the depositor, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, will be considered to evidence ownership of REMIC Regular
Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC Certificates will be
"real estate assets" within the meaning of Section 856(c)(5)(B) of the Code and
"loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such certificates is interest described in
Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one
REMIC.

Taxation of Owners of REMIC Regular Certificates.

     General. Except as otherwise stated in this discussion, REMIC Regular
Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets.
Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the
Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the "constant yield" method described below, in advance of the receipt of the cash attributable to such income. In addition,
Section 1272(a)(6) of the Code provides special rules applicable to REMIC
Regular Certificates and certain other debt instruments issued with original issue discount. Final regulations have not been issued under that section.

     The Code requires that a reasonable prepayment assumption be used with respect to mortgage loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular

                                       74

Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Committee Report indicates that the regulations will provide that the prepayment assumption used with respect to a
REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The Prepayment Assumption used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither the depositor nor any other person will make any representation that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters).
If less than a substantial amount of a particular class of REMIC Regular
Certificates is sold for cash on or prior to the Closing Date, the issue price for such class will be the fair market value of such class on the Closing Date.
Under the OID Regulations, the stated redemption price of a REMIC Regular
Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest". "Qualified stated interest" is interest that is unconditionally payable at least annually (during the entire term of the instrument) at a single fixed rate, or, as discussed below under "Variable Rate
REMIC Regular Certificates," at a qualified variable rate.

     If the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns provided to the
Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular
Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first
Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a
Certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC
Regular Certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying
(i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated
principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated
principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue

                                       75

discount into income currently based on a constant yield method. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" below for a description of such election under the OID Regulations.

     If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

     As to each "accrual period", that is, unless otherwise stated in the related prospectus supplement, each period that begins on a date that corresponds to a Distribution Date (or in the case of the first such period, begins on the Closing Date) and ends on the day preceding the immediately following Distribution Date, a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (1) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC
Regular Certificate, if any, in future periods and (b) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (2) the adjusted issue price of such REMIC
Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (1) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the mortgage loans being prepaid at a rate equal to the Prepayment Assumption, (2) using a discount rate equal to the original yield to maturity of the Certificate and (3) taking into account events
(including actual prepayments) that have occurred before the close of the accrual period. For these purposes, the original yield to maturity of the
Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the mortgage loans being prepaid at a rate equal to the Prepayment Assumption.
The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such
Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

     A subsequent purchaser of a REMIC Regular Certificate that purchases such
Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price", in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (1) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (2) the daily portions of original issue discount for all days during such accrual period prior to such day.

     The IRS proposed regulations on August 24, 2004 that create a special rule for accruing original issue discount on REMIC Regular Certificates providing for a delay between record and payment dates, such that the period over which original issue discount accrues coincides with the period over which the certificateholder's right to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, taxpayers would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date.
The proposed regulations are limited to REMIC Regular Certificates with delayed payment for

                                       76

periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC regular certificate issued after the date the final regulations are published in the Federal Register.

     Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may
provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally, (1) the issue price does not exceed the original principal balance by more than a specified amount and (2) the interest compounds or is payable at least annually at current values of (a) one or more "qualified floating rates", (b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate", or (d)
a single fixed rate and a single objective rate that is a "qualified inverse floating rate". A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, where the rate is subject to a fixed multiple that is greater than 0.65, but not more than 1.35. The rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. An objective rate (other than a qualified floating rate) is a rate that is determined using a single fixed formula and that is based on objective financial or economic information, provided that the information is not (1) within the control of the issuer or a related party or
(2) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is a rate equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified floating rate may nevertheless be an objective rate. A class of REMIC Regular Certificates may be issued under this prospectus that does not have a variable rate under the OID
Regulations, for example, a class that bears different rates at different times during the period it is outstanding so that it is considered significantly
"front-loaded" or "back-loaded" within the meaning of the OID Regulations. It is possible that a class of this type may be considered to bear "contingent interest" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to REMIC Regular Certificates. However, if final regulations dealing with contingent interest with respect to REMIC Regular Certificates apply the same principles as the OID Regulations, those regulations may lead to different timing of income inclusion than would be the case under the OID Regulations.
Furthermore, application of those principles could lead to the characterization of gain on the sale of contingent interest REMIC Regular Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate treatment of any REMIC Regular Certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.

     Under the REMIC Regulations, a REMIC Regular Certificate (1) bearing a rate that qualifies as a variable rate under the OID Regulations that is tied to current values of a variable rate (or the highest, lowest or average of two or more variable rates), including a rate based on the average cost of funds of one or more financial institutions, or a positive or negative multiple of a rate
(plus or minus a specified number of basis points), or that represents a weighted average of rates on some or all of the mortgage loans, including a rate that is subject to one or more caps or floors, or (2) bearing one or more of these variable rates for one or more periods or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods qualifies as a regular interest in a REMIC. Accordingly, unless otherwise indicated in the applicable prospectus supplement, REMIC Regular Certificates that qualify as regular interests under this rule will be treated in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.

     The amount of original issue discount with respect to a REMIC Regular
Certificate bearing a variable rate of interest will accrue in the manner described above under "--Original Issue Discount" with the yield to maturity and future payments on that REMIC Regular Certificate generally to be determined by assuming that interest will be payable for the life of the REMIC Regular
Certificate based on the initial rate for the relevant class. Unless otherwise specified in the applicable prospectus supplement, variable interest will be treated as qualified stated interest, other than variable interest on an interest-only class, which will be treated as non-qualified stated interest

                                       77

includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

     Although unclear under the OID Regulations, unless required otherwise by applicable final regulations, REMIC Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on mortgage loans having fixed or adjustable rates, will be treated as having qualified stated
interest, except to the extent that initial "teaser" rates cause sufficiently
"back-loaded" interest to create more than de minimis original issue discount.
The yield on those REMIC Regular Certificates for purposes of accruing original issue discount will be a hypothetical fixed rate based on the fixed rates, in the case of fixed rate mortgage loans, and initial "teaser rates" followed by fully indexed rates, in the case of adjustable rate mortgage loans. In the case of adjustable rate mortgage loans, the applicable index used to compute interest on the mortgage loans for the initial interest accrual period will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual pass-through interest rate on the REMIC
Regular Certificates.

     Market Discount. A Certificateholder that purchases a REMIC Regular
Certificate at a market discount, that is, in the case of a REMIC Regular
Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular
Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the
Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the
OID Regulations permit a Certificateholder to elect to accrue all interest and discount (including de minimis market or original issue discount) in income as interest, and to amortize premium, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, including de minimis market discount discussed in the following paragraph. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Taxation of Owners of REMIC Regular
Certificates--Premium" below. Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

     However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

                                       78

     Section 1276(b)(3) of the Code specifically authorizes the Treasury
Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (1) on the basis of a constant yield method, (2) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular
Certificate as of the beginning of the accrual period, or (3) in the case of a
REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

     To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular
Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, under Section 1277 of the Code a holder of a REMIC Regular
Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount.
For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under
Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Taxation of Owners of REMIC Regular
Certificates-- Market Discount" above. Although final Treasury regulations issued under Section 171 of the Code do not by their terms apply to prepayable obligations such as REMIC Regular Certificates, the Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such certificates have original issue discount) will also apply in amortizing bond premium.

                                       79

     Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular
Certificates that acquire such certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their certificates become wholly or partially worthless as the result of one or more realized losses on the mortgage loans.
However, it appears that a noncorporate holder that does not acquire a REMIC
Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its Certificate Balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the mortgage loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a
REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular
Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

Taxation of Owners of REMIC Residual Certificates.

     General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC generally is not subject to entity-level taxation, except with regard to prohibited transactions and certain other transactions. See
"--Prohibited Transactions Tax and Other Taxes" below. Rather, the taxable income or net loss of a REMIC is generally taken into account by the holder of the REMIC Residual Certificates. Accordingly, the REMIC Residual Certificates
will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the mortgage loans or as debt instruments issued by the REMIC.

     A REMIC Residual Certificateholder generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related prospectus supplement. The daily amounts so allocated will then be allocated among the
REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC"
and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC until the REMIC's termination. Ordinary income derived from REMIC Residual Certificates will be
"portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses".

     A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual
Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a REMIC Residual
Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the

                                       80

adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

     The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period.
Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions" and
"noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual
Certificateholders may exceed the cash distributions received by such REMIC
Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return. Such disparity between income and distributions may not be offset by corresponding losses or reductions of income attributable to the REMIC Residual
Certificateholder until subsequent tax years and, then, may not be completely offset due to changes in the Code, tax rates or character of the income or loss.

     Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the mortgage loans (including interest, market discount and, if applicable, original issue discount and less premium) and other assets of the
REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any premium on issuance) on the REMIC Regular Certificates (and any other class of
REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the mortgage loans, bad debt losses with respect to the mortgage loans and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, such Class's fair market value). Such aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC
Certificates offered hereby will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount". The issue price of a REMIC Certificate received in exchange for an interest in the mortgage loans or other property will equal the fair market value of such interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the REMIC Administrator may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

     The method of accrual by the REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption), but without regard to the de minimis rule applicable to REMIC Regular Certificates. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant yield basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

     A mortgage loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis in that mortgage loan, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under

                                       81

Section 171 of the Code to amortize any premium on the mortgage loans. Premium on any mortgage loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption.
Further, such an election would not apply to any mortgage loan originated on or before September 27, 1985. Instead, premium on such a mortgage loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of such mortgage loan.

     A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC
Certificates constituting "regular interests" in the REMIC not offered hereby)
equal to the deductions that would be allowed if the REMIC Regular Certificates
(including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC.
Original issue discount will be considered to accrue for this purpose as described above under "--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount", except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) described in that section will not apply.

     If a class of REMIC Regular Certificates is issued with an Issue Premium, the REMIC will have additional income in each taxable year in an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue
Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under
"--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount".

     As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions Tax and Other Taxes" below.
Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other noninterest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of
Section 67 of the Code. See "--Possible Pass-Through of Miscellaneous Itemized
Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC
Residual Certificate will be equal to the amount paid for such REMIC Residual
Certificate, increased by amounts included in the income of the REMIC Residual
Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

     A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC
Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual
Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which
REMIC Residual Certificateholders should consult their tax advisors.

     Any distribution on a REMIC Residual Certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain
REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC

                                       82

under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the REMIC.
However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such
REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the
REMIC or upon the sale of its REMIC Residual Certificate. See "--Sales of REMIC
Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual
Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such REMIC Residual
Certificateholder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original holder see "--Taxation of Owners of REMIC
Residual Certificates--General" above.

     Regulations have been issued addressing the federal income tax treatment of
"inducement fees" received by transferees of non-economic residual interests.
These regulations require inducement fees to be included in income over a period reasonably related to the period in which the related residual interest is expected to generate taxable income or net loss to its holder. Under two safe harbor methods, inducement fees are permitted to be included in income (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the
REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the Prepayment Assumption. If the holder of a non-economic residual interest sells or otherwise disposes of the non-economic residual interest, any unrecognized portion of the inducement fee is required to be taken into account at the time of the sale of disposition.
Prospective purchasers of the REMIC Residual Certificates should consult with their tax advisors regarding the effect of these regulations.

     Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual
Certificate will be subject to federal income tax in all events. In general, the
"excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (1) the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (2) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual
Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual
Certificate at the beginning of the calendar quarter and 120% of the "long-term
Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased
(but not below zero) by any distributions made with respect to such REMIC
Residual Certificate before the beginning of such quarter. The issue price of a
REMIC Residual Certificate is the initial offering price to the public
(excluding bond houses and brokers) at which a substantial amount of the REMIC
Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

                                       83

     For REMIC Residual Certificateholders, an excess inclusion (1) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (2) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (3) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30%
United States withholding tax imposed on distributions to REMIC Residual
Certificateholders that are foreign investors. See, however, "--Foreign
Investors in REMIC Certificates" below.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC
Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the
Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the
REMIC Regulations currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the REMIC Regulations,
transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC
Residual Certificate. The REMIC Regulations provide that a REMIC Residual
Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual
Certificate, which rate is computed and published monthly by the IRS) on the
REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC
Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The
REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. Under the REMIC
Regulations, a safe harbor is provided if (1) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, (2) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due and (3) the transferee represents to the transferor that it will not cause income from the REMIC Residual Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or any other person. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require the transferee to provide an affidavit to certify to the matters in the preceding sentence. The transferor must have no actual knowledge or reason to know that those statements are false.

     In addition to the three conditions set forth above, the REMIC Regulations contain a fourth requirement that must be satisfied in one of two alternative ways for the transferor to have a "safe harbor" against ignoring the transfer:

                                       84

     (1) the present value of the anticipated tax liabilities associated with holding the noneconomic residual interest not exceed the sum of:

          (i) the present value of any consideration given to the transferee to acquire the interest;

          (ii) the present value of the expected future distributions on the interest; and

          (iii) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

For purposes of the computations under this "minimum transfer price"
alternative, the transferee is assumed to pay tax at the highest rate of tax specified in Section 11(b)(1) of the Code (currently 35%) or, in certain circumstances, the minimum tax rate specified in Section 55 of the Code.
Further, present values generally are computed using a discount rate equal to the short-term Federal rate set forth in Section 1274(d) of the Code for the month of the transfer and the compounding period used by the transferee; or

     (2) (i) the transferee must be a domestic "C" corporation (other than a corporation exempt from taxation of a regulated investment company or real estate investment trust) that meets certain gross and net asset tests
(generally, $100 million of gross assets and $10 million of net assets for the current year and the two preceding fiscal years);

          (ii) the transferee must agree in writing that it will transfer the
     REMIC Residual Certificate only to a subsequent transferee that is an eligible corporation and meets the requirements for a safe harbor transfer;
     and

          (iii) the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with ownership of the REMIC Residual Certificate will not be paid by the transferee.

     The related prospectus supplement will disclose whether offered REMIC
Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC
Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the depositor will make no representation that a REMIC
Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual
Certificates to foreign persons.

     Mark-to-Market Rules. The IRS has issued regulations, relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The mark-to-market regulations provide that for purposes of this requirement, a REMIC Residual Certificate will not be treated as a security and thus generally may not be marked to market.

     Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and
expenses of a REMIC generally will be allocated to certain types of holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to such types of holders of the related REMIC Regular Certificates. Unless otherwise stated in the related prospectus supplement, such fees and expenses will be allocated to the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

     With respect to REMIC Residual Certificates or REMIC Regular Certificates
the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (1) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (2) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous

                                       85

itemized deduction allowable subject to the limitation of Section 67 of the
Code, which permits such deductions only to the extent they exceed in the aggregate 2% of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (1) 3% of the excess of the individual's adjusted gross income over such amount or (2) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial.
Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a
"pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such certificates.

     Under tax legislation enacted in 2001, the limitations on deductions under
Section 68 will be phased out beginning in 2006 and will be eliminated after
2009.

     Sales of REMIC Certificates. If a REMIC Certificate is sold, the selling
Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate.
The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular
Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described above under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net
Losses and Distributions". Except as provided in the following four paragraphs, any such gain or loss will be capital gain or loss, provided such REMIC
Certificate is held as a capital asset (generally, property held for investment)
within the meaning of Section 1221 of the Code. The Code as of the date of this prospectus provides for tax rates for individuals on ordinary income that are higher than the tax rates for long-term capital gains of individuals for property held for more than one year. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain from the sale of a REMIC Regular Certificate that might otherwise be a capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (1) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on treasury securities having a maturity comparable to that of the certificate based on the application of the Prepayment Assumption to such certificate), determined as of the date of purchase of such REMIC Regular Certificate, over (2) the amount of ordinary income actually includible in the seller's income prior to such sale.
In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under "--Taxation of Owners of REMIC Regular Certificates--
Market Discount" and "--Premium".

     REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such Section applies will be ordinary income or loss.

                                       86

     A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Except as may be provided in Treasury Department regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC
Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC
Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Code imposes a tax on
REMICs equal to 100% of the net income derived from "prohibited transactions".
In general, subject to certain specified exceptions a prohibited transaction means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property. Each Pooling and Servicing Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.
As provided in each Pooling and Servicing Agreement, a REMIC may recognize "net income from foreclosure property" subject to federal income tax to the extent that the REMIC Administrator determines that such method of operation will result in a greater after-tax return to the trust fund than any other method of operation.

     Unless otherwise disclosed in the related prospectus supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the related prospectus supplement, and to the extent permitted by then applicable laws, any prohibited transactions tax or contributions tax will be borne by the related REMIC administrator, master servicer, special servicer, manager or trustee, in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the related Pooling and Servicing

                                       87

Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by a REMIC administrator, a master servicer, special servicer, manager or trustee will be charged against the related trust fund resulting in a reduction in amounts payable to holders of the related REMIC
Certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain
Organizations. If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount
(determined under the REMIC Regulations) equal to the product of (1) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (2) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the
Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (1) residual interests in such entity are not held by disqualified organizations and (2) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in each Pooling and Servicing Agreement, and will be discussed in any prospectus supplement relating to the offering of any REMIC Residual
Certificate.

     In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (1) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(2) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (1) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (2) a statement under penalties of perjury that such record holder is not a disqualified organization.

     If an "electing large partnership" holds a REMIC Residual Certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by
Section 860E(c) of the Code. An exception to this tax, otherwise available to a pass-through entity that is furnished certain affidavits by record holders of interests in the entity and that does not know such affidavits are false, is not available to an electing large partnership.

     For these purposes, a "disqualified organization" means (1) the United
States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing
(but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (2) any organization
(other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (3) any organization described in Section 1381(a)(2)(C) of the
Code. In addition, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as

                                       88

a pass-through entity. For these purposes, an "electing large partnership" means a partnership (other than a service partnership or certain commodity pools)
having more than 100 members that has elected to apply certain simplified reporting provisions under the Code.

     Termination. A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular
Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC
Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such Certificate, such REMIC Residual Certificateholder should
(but may not) be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners.
Unless otherwise stated in the related prospectus supplement, the holder of the largest percentage interest in a class of REMIC Residual Certificates will be the "tax matters person" with respect to the related REMIC, and the REMIC administrator will file REMIC federal income tax returns on behalf of the related REMIC, and will be designated as and will act as agent of, and attorney-in-fact for, the tax matters person with respect to the REMIC in all respects.

     As the tax matters person, the REMIC administrator, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual
Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the REMIC Administrator, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a
REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual
Certificateholder's return. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury Department regulations, the name and address of such person and other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury Department regulations. These information reports generally are required to be sent to individual holders of REMIC Regular
Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other nonindividuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. Reporting with respect to REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the
REMIC's assets will be made as required under the Treasury Department regulations, generally on a quarterly basis.

     As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular
Certificates--Market Discount".

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     Unless otherwise specified in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the REMIC administrator.

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, and proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" at a rate of 28% (increasing to 30% after 2010)
unless the recipient of such payments is a U.S. Person and provides IRS Form W-9 with the correct taxpayer identification number; is a non-U.S. Person and provides IRS Form W-8BEN identifying the non-U.S. Person and stating that the beneficial owner is not a U.S. Person; or can be treated as an exempt recipient within the meaning of Treasury Regulations Section 1.6049-4(c)(1)(ii). Any
amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Information reporting requirements may also apply regardless of whether withholding is required. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     Foreign Investors in REMIC Certificates. A REMIC Regular Certificateholder
that is not a U.S. Person and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related prospectus supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder provides appropriate documentation. The appropriate documentation includes Form W-8BEN, if the non-U.S. Person is a corporation or individual eligible for the benefits of the portfolio interest exemption or an exemption based on a treaty; Form W-8ECI if the non-U.S. Person is eligible for an exemption on the basis of its income from the REMIC Regular Certificate being effectively connected to a United States trade or business; Form W-8BEN or Form
W-8IMY if the non-U.S. Person is a trust, depending on whether such trust is classified as the beneficial owner of the REMIC Regular Certificate; and Form
W-8IMY, with supporting documentation as specified in the Treasury Regulations, required to substantiate exemptions from withholding on behalf of its partners, if the non-U.S. Person is a partnership. An intermediary (other than a partnership) must provide Form W-8IMY, revealing all required information, including its name, address, taxpayer identification number, the country under the laws of which it is created, and certification that it is not acting for its own account. A "qualified intermediary" must certify that it has provided, or will provide, a withholding statement as required under Treasury Regulations
Section 1.1441-1(e)(5)(v), but need not disclose the identity of its account holders on its Form W-8IMY, and may certify its account holders' status without including each beneficial owner's certification. A non-"qualified intermediary"
must additionally certify that it has provided, or will provide, a withholding statement that is associated with the appropriate Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of its beneficial owners. The term "intermediary" means a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a REMIC Regular Certificate. A
"qualified intermediary" is generally a foreign financial institution or clearing organization or a non-U.S. branch or office of a U.S. financial institution or clearing organization that is a party to a withholding agreement with the IRS. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a
REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United
States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     Further, it appears that a REMIC Regular Certificate would not be included in the estate of a nonresident alien individual and would not be subject to
United States estate taxes. However, Certificateholders who are nonresident alien individuals should consult their tax advisors concerning this question.

                                       90

     Unless otherwise stated in the related prospectus supplement, transfers of
REMIC Residual Certificates to investors that are not United States Persons will be prohibited under the related Pooling and Servicing Agreement.

GRANTOR TRUST FUNDS

     Classification of Grantor Trust Funds. With respect to each series of
Grantor Trust Certificates, in the opinion of counsel to the depositor for such series, assuming compliance with all provisions of the related Pooling and
Servicing Agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of Grantor Trust Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the depositor for the applicable series as specified in the related prospectus supplement, subject to any qualifications set forth in this prospectus. In addition, counsel to the depositor has prepared or reviewed the statements in this prospectus under the heading "Certain Federal Income Tax
Consequences--Grantor Trust Funds," and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any
Grantor Trust Fund as a grantor trust for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in
Grantor Trust Certificates.

Characterization of Investments in Grantor Trust Certificates.

     Grantor Trust Fractional Interest Certificates. In the case of Grantor
Trust Fractional Interest Certificates, unless otherwise disclosed in the related prospectus supplement, counsel to the depositor will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (1) "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; (2) "obligation[s]
(including any participation or certificate of beneficial ownership therein)
which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3) of the Code; and (3) "real estate assets"
within the meaning of Section 856(c)(5)(B) of the Code. In addition, counsel to the depositor will deliver an opinion that interest on Grantor Trust Fractional
Interest Certificates will to the same extent be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

     Grantor Trust Strip Certificates. Even if Grantor Trust Strip Certificates
evidence an interest in a Grantor Trust Fund consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of
Section 7701(a)(19)(C)(v) of the Code and "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, and the interest on which is
"interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, it is unclear whether the Grantor
Trust Strip Certificates, and the income therefrom, will be so characterized.
However, the policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that such characterization is appropriate. Counsel to the depositor will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Grantor Trust
Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

     The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . . [are]
principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code.

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Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     General. Holders of a particular series of Grantor Trust Fractional
Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the mortgage loans
(including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor
Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the mortgage loans. Under Section
67 of the Code, an individual, estate or trust holding a Grantor Trust
Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income.
In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (1) 3% of the excess of the individual's adjusted gross income over such amount or (2) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust
Fractional Interest Certificates who are subject to the limitations of either
Section 67 or Section 68 of the Code may be substantial. Further,
Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. Under tax legislation enacted in
2001, this limitation on deductions under Section 68 will be phased out beginning in 2006 and will be eliminated after 2009. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor
Trust Certificates (including Grantor Trust Strip Certificates) are issued, such fees and expenses should be allocated among the classes of Grantor Trust
Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.

     The federal income tax treatment of Grantor Trust Fractional Interest
Certificates of any series will depend on whether they are subject to the
"stripped bond" rules of Section 1286 of the Code. Grantor Trust Fractional
Interest Certificates may be subject to those rules if (1) a class of Grantor
Trust Strip Certificates is issued as part of the same series of certificates or
(2) the depositor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on a mortgage asset. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. The related prospectus supplement will include information regarding servicing fees paid to a master servicer, a special servicer, any sub-servicer or their respective affiliates.

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each
Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "--Taxation of Owners of Grantor Trust Fractional
Interest Certificates --Market Discount" below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its
Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

     The original issue discount on a Grantor Trust Fractional Interest
Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest
Certificate as to any purchaser will be equal to the price paid by such purchaser

                                       92

of the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, other than "qualified stated interest", if any, as well as such certificate's share of reasonable servicing fees and other expenses. See "--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--If Stripped Bond Rules Do Not Apply" for a definition of
"qualified stated interest". In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such
Grantor Trust Fractional Interest Certificate at the beginning of such month
(see "--Sales of Grantor Trust Certificates" below) and the yield of such
Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed as the rate (compounded based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the mortgage loans will not include any payments made in respect of any ownership interest in the mortgage loans retained by the depositor, the master servicer, the special servicer, any sub-servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

     Section 1272(a)(6) of the Code requires (1) the use of a reasonable prepayment assumption in accruing original issue discount and (2) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption, with respect to certain categories of debt instruments, and regulations could be adopted applying those provisions to the Grantor Trust
Fractional Interest Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional
Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder.
Certificateholders are advised to consult their tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

     In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the mortgage loans allocable to such
Certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income.
In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

     If a prepayment assumption is not used, then when a mortgage loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the mortgage loan that is allocable to such Certificate and the portion of the adjusted basis of such Certificate that is allocable to such Certificateholder's interest in the mortgage loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment.
Instead, a prepayment should be treated as a partial payment of the stated
redemption price of the Grantor Trust Fractional Interest Certificate and
accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "--REMICs--Taxation
of Owners of REMIC Regular Certificates--Original Issue Discount" above. It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and
Certificateholders in transactions subject to the stripped bond rules on a
Prepayment Assumption that will be disclosed in the related prospectus supplement and on a constant yield computed using a representative initial offering price for each class of certificates. However, neither the depositor nor any other person will make any

                                       93

representation that the mortgage loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial
Certificateholders of each series who bought at that price.

     In light of the application of Section 1286 of the Code, a beneficial owner of a stripped bond generally will be required to compute accruals of original issue discount based on its yield, possibly taking into account its own prepayment assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these stripped bonds, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of original issue discount for these certificates. Prospective investors therefore should be aware that the timing of accruals of original issue discount applicable to a stripped bond generally will be different than that reported to holders and the IRS. Prospective investors should consult their own tax advisors regarding their obligation to compute and include in income the correct amount of original issue discount accruals and any possible tax consequences to them if they should fail to do so.

     Under Treasury regulations Section 1.1286-1, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (1) there is no original issue discount (or only a de minimis amount of original issue discount)
or (2) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the mortgage loans, the related prospectus supplement will disclose that fact.
If the original issue discount or market discount on a Grantor Trust Fractional
Interest Certificate determined under the stripped bond rules is less than 0.25%
of the stated redemption price multiplied by the weighted average maturity of the mortgage loans, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "--Taxation of Owners of Grantor
Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply" and
"--Market Discount" below.

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor
Trust Fractional Interest Certificate, the Certificateholder will be required to report its share of the interest income on the mortgage loans in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply, even if the stripped bond rules do not apply, to a
Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

     The original issue discount, if any, on the mortgage loans will equal the difference between the stated redemption price of such mortgage loans and their issue price. For a definition of "stated redemption price," see "--Taxation of
Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan, less any "points"
paid by the borrower, and the stated redemption price of a mortgage loan will equal its principal amount, unless the mortgage loan provides for an initial
"teaser," or below-market interest rate. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the REMIC discussion. See "--Taxation of Owners of
REMIC Regular Certificates--Original Issue Discount" above.

                                       94

     In the case of mortgage loans bearing adjustable or variable interest rates, the related prospectus supplement will describe the manner in which such rules will be applied with respect to those mortgage loans by the trustee or master servicer, as applicable, in preparing information returns to the
Certificateholders and the IRS.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based on a constant yield. The OID
Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with original issue discount. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to the IRS and
Certificateholders on the use of a prepayment assumption in transactions not subject to the stripped bond rules. However, Section 1272(a)(6) of the Code may require that a prepayment assumption be made in computing yield with respect to all mortgage-backed securities. Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional
Interest Certificates. Certificateholders should refer to the related prospectus supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to mortgage loans in such series.

     A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such certificate's allocable portion of the aggregate remaining stated
redemption price of the mortgage loans held in the related trust fund will also be required to include in gross income such certificate's daily portions of any original issue discount with respect to such mortgage loans. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional
Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the mortgage loans held in the related trust fund, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on such mortgage loans. The adjusted issue price of a mortgage loan on any given day equals the sum of (1) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such mortgage loan at the beginning of the accrual period that includes such day and (2) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal the issue price of such mortgage loan, increased by the aggregate amount of original issue discount with respect to such mortgage loan that accrued in prior accrual periods, and reduced by the amount of any payments made on such mortgage loan in prior accrual periods of amounts included in its stated redemption price.

     Unless otherwise provided in the related prospectus supplement, the trustee or master servicer, as applicable, will provide to any holder of a Grantor Trust
Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on
Grantor Trust Fractional Interest Certificates. See "--Grantor Trust Reporting"
below.

     Market Discount. If the stripped bond rules do not apply to a Grantor Trust
Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a mortgage loan is considered to have been purchased at a "market discount", that is, in the case of a mortgage loan issued without original issue discount, at a purchase price less than its remaining stated redemption price
(as defined above), or in the case of a mortgage loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any mortgage loan, to the payment of stated redemption price on such mortgage loan that is received by (or, in the case of accrual basis
Certificateholders, due to) the trust fund in that month. A Certificateholder may elect to include market discount in income

                                       95

currently as it accrues (under a constant yield method based on the yield of the
Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing under rules similar to those described in
"--Taxation of Owners of REMIC Regular Interests--Market Discount" above.

     Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment.
Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. Under those rules, in each accrual period market discount on the mortgage loans should accrue, at the holder's option: (1) on the basis of a constant yield method, (2) in the case of a mortgage loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the mortgage loan as of the beginning of the accrual period, or (3) in the case of a mortgage loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a mortgage loan purchased at a discount in the secondary market.

     Because the mortgage loans will provide for periodic payments of stated
redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

     Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described above in "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above within the exception that it is less likely that a prepayment assumption will be used for purposes of such rules with respect to the mortgage loans.

     Further, under the rules described above in "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount", any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the mortgage loans.

     Premium. If a Certificateholder is treated as acquiring the underlying mortgage loans at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of such premium allocable to mortgage loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the mortgage loan and be allowed as a deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments of stated redemption price are due).

     It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a mortgage loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss equal to the difference between the portion of the prepaid principal amount of the mortgage loan that is allocable to the Certificate and the portion of the adjusted basis of the
Certificate that is allocable to the mortgage loan. If a prepayment assumption is used to amortize such premium, it appears that such a loss

                                       96

would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the
Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC
Regular Certificates. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption and the actual rate of prepayments.

     Taxation of Owners of Grantor Trust Strip Certificates. The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip
Certificates. Except as described above in "--Taxation of Owners of Grantor
Trust Fractional Interest Certificates--If Stripped Bond Rules Apply", no
regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust
Strip Certificates should consult their tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

     The OID Regulations do not apply to "stripped coupons", although they provide general guidance as to how the original issue discount sections of the
Code will be applied. In addition, the discussion below is subject to the discussion under "--Possible Application of Proposed Contingent Payment Rules"
below and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip
Certificates based on a constant yield method. In effect, each holder of Grantor
Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor
Trust Strip Certificate at the beginning of such month and the yield of such
Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the mortgage loans. See "--Taxation of Owners of Grantor Trust Fractional
Interest Certificates--If Stripped Bond Rules Apply" above.

     As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Regulations could be adopted applying those provisions to the Grantor Trust Strip Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the
Grantor Trust Strip Certificate by that holder.

     The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment
Assumption disclosed in the related prospectus supplement and on a constant yield computed using a representative initial offering price for each class of certificates. However, neither the depositor nor any other person will make any representation that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial
Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their tax advisors regarding the use of the Prepayment Assumption.

                                       97

     It is unclear under what circumstances, if any, the prepayment of a mortgage loan will give rise to a loss to the holder of a Grantor Trust Strip
Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such
Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is
treated as an interest in discrete mortgage loans, or if the Prepayment
Assumption is not used, then when a mortgage loan is prepaid, the holder of a
Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such mortgage loan.

     Possible Application of Contingent Payment Rules. The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the mortgage loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments. Treasury
Department regulations have been promulgated regarding contingent payment debt instruments, but it appears that Grantor Trust Strip Certificates, due to their similarity to other mortgage-backed securities (such as REMIC regular interests and debt instruments subject to Section 1272(a)(6) of the Code) that are expressly excepted from the application of such Regulations, may also be excepted from such regulations. Like the OID Regulations, the contingent payment regulations do not specifically address securities, such as the Grantor Trust
Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

     If the contingent payment rules similar to those under the OID Regulations were to apply, the holder of a Grantor Trust Strip Certificate would be required to apply a "noncontingent bond method." Under the "noncontingent bond method,"
the issuer of a Grantor Trust Strip Certificate determines a projected payment schedule. Holders of Grantor Trust Strip Certificates are bound by the issuer's projected payment schedule. The projected payment schedule consists of all noncontingent payments and a projected amount for each contingent payment based on the comparable yield (as described below) of the Grantor Trust Strip
Certificate. The projected amount of each payment is determined so that the projected payment schedule reflects the projected yield. The projected amount of each payment must reasonably reflect the relative expected values of the payments to be received by the holders of a Grantor Trust Strip Certificate. The comparable yield referred to above is a rate that, as of the issue date, reflects the yield at which the issuer would issue a fixed rate debt instrument with terms and conditions similar to the contingent payment debt instrument, including general market conditions, the credit quality of the issuer, and the terms and conditions of the mortgage loans. The holder of a Grantor Trust Strip
Certificate would be required to include as interest income in each month the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period multiplied by the comparable yield.

     Certificateholders should consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip
Certificates.

     Sales of Grantor Trust Certificates. Any gain or loss, equal to the difference between the amount realized on the sale or exchange of a Grantor
Trust Certificate and its adjusted basis, recognized on such sale or exchange of a Grantor Trust Certificate by an investor who holds such Grantor Trust
Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions)
except as provided under Section 582(c) of the Code. The adjusted basis of a
Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to such Grantor Trust
Certificate. The Code as of the date of this prospectus generally provides for tax rates of noncorporate taxpayers on ordinary income that are higher than the rates

                                       98

on long-term capital gains (generally, property held for more than one year). No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a "conversion transaction"
within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the trustee or master servicer, as applicable, will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying mortgage loans and to interest thereon at the related pass-through rate. In addition, the trustee or master servicer, as applicable, will furnish, within a reasonable time after the end of each calendar year, to each holder of a Grantor Trust Certificate who was such a holder at any time during such year, information regarding the amount of servicing compensation received by the master servicer, the special servicer or any sub-servicer, and such other customary factual information as the depositor or the reporting party deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the trustee's or master servicer's, as the case may be, information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders that bought their certificates at the representative initial offering price used in preparing such reports.

     Backup Withholding. In general, the rules described above in
"--REMICs--Backup Withholding with Respect to REMIC Certificates" will also apply to Grantor Trust Certificates.

     Foreign Investors. In general, the discussion with respect to REMIC Regular
Certificates in "-- REMICs--Foreign Investors in REMIC Certificates" above applies to Grantor Trust Certificates except that Grantor Trust Certificates will, unless otherwise disclosed in the related prospectus supplement, be eligible for exemption from U.S. withholding tax, subject to the conditions described in such discussion, only to the extent the related mortgage loans were originated after July 18, 1984.

     To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a
Certificateholder's trade or business in the United States, such Grantor Trust
Certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

                                       99

     On June 20, 2002, the IRS published proposed regulations which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts" that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held investment trust is defined as an entity classified as a "trust"
under Treasury Regulations Section 301.7701-4(c), in which any interest is held by a middleman, which includes, but is not limited to (i) a custodian of a person's account, (ii) a nominee and (iii) a broker holding an interest for a customer in "street name." These regulations were proposed to be effective beginning January 1, 2004, but such date passed and the regulations have not been finalized. It is unclear when, or if, these regulations will become final.

REPORTABLE TRANSACTIONS

     Any holder of an offered certificate that reports any item or items of income, gain, expense or loss in respect of that certificate for tax purposes in an amount that differs from the amount reported for book purposes by more than
$10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the offered certificates.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Certain
Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the offered certificates. State and local tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                          CERTAIN ERISA CONSIDERATIONS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended, and the
Code impose certain requirements on retirement plans, and on certain other employee benefit plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts (and as applicable, insurance company general accounts) in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans"), and
on persons who are fiduciaries with respect to such Plans, in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section
3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to the provisions of other applicable federal and state law materially similar to ERISA or the Code. Moreover, any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the
Code.

     ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, Section 406 of ERISA and Section 4975 of the
Code prohibit a broad range of transactions involving assets of a Plan and persons who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code or a penalty imposed pursuant to Section
502(i) of ERISA, unless a statutory or administrative exemption is available.
These prohibited transactions generally are set forth in Section 406 of ERISA and Section 4975 of the Code.

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PLAN ASSET REGULATIONS

     A Plan's investment in offered certificates may cause the underlying mortgage assets and other assets included in a related trust fund to be deemed assets of such Plan. The Plan Asset Regulations provide that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable here apply, or unless the equity participation in the entity by "benefit plan investors" (i.e., Plans and certain employee benefit plans not subject to ERISA) is not "significant", both as defined in the Plan Asset Regulations. For this purpose, in general, equity participation by benefit plan investors will be "significant" on any date if 25%
or more of the value of any class of equity interests in the entity is held by benefit plan investors. Equity participation in a trust fund will be significant on any date if immediately after the most recent acquisition of any Certificate,
25% or more of any class of certificates is held by benefit plan investors.

     Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing
Plan. If the mortgage assets and other assets included in a trust fund constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as the master servicer, any special servicer, any sub-servicer, the trustee, the obligor under any credit enhancement mechanism, or certain affiliates thereof may be deemed to be a Plan
"fiduciary" and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code with respect to the investing Plan. In addition, if the mortgage assets and other assets included in a trust fund constitute Plan assets, the purchase of certificates by a Plan, as well as the operation of the trust fund, may constitute or involve a prohibited transaction under ERISA or the Code.

     The Plan Asset Regulations provide that where a Plan acquires a "guaranteed governmental mortgage pool certificate", the Plan's assets include such certificate but do not solely by reason of the Plan's holdings of such certificate include any of the mortgages underlying such certificate. The Plan
Asset Regulations include in the definition of a "guaranteed governmental mortgage pool certificate" Ginnie Mae, Freddie Mac, Farmer Mac and Fannie Mae
Certificates. Accordingly, even if such MBS included in a trust fund were deemed to be assets of Plan investors, the mortgages underlying such MBS would not be treated as assets of such Plans. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not
"guaranteed governmental mortgage pool certificates" within the meaning of the
Plan Asset Regulations; potential Plan investors should consult their counsel and review the ERISA discussion in the related prospectus supplement before purchasing certificates if such MBS are included in the trust fund.

     The DOL has granted to certain underwriters administrative exemptions, each an "Exemption", for certain mortgage-backed and asset-backed certificates underwritten in whole or in part by the underwriters. An Exemption might be applicable to the initial purchase, the holding, and the subsequent resale by a
Plan of certain certificates, such as the offered certificates, underwritten by the underwriters, representing interests in pass-through trusts that consist of certain receivables, loans and other obligations, provided that the conditions and requirements of the Exemption are satisfied. The loans described in the
Exemptions include mortgage loans such as the mortgage assets. However, it should be noted that in issuing the Exemptions, the DOL may not have considered interests in pools of the exact nature as some of the offered certificates. If all of the conditions of an Exemption are met, whether or not a Plan's assets would be deemed to include an ownership interest in the mortgage assets, the acquisition, holding and resale of the offered certificates by Plans would be exempt from certain of the prohibited transaction provisions of ERISA and the
Code.

INSURANCE COMPANY GENERAL ACCOUNTS

     Sections I and III of PTCE 95-60 exempt from the application of the prohibited transaction provisions of Sections 406(a), 406(b) and 407(a) of ERISA and Section 4975 of the Code transactions

                                      101

in connection with the servicing, management and operation of a trust (such as the Trust) in which an insurance company general account has an interest as a result of its acquisition of certificates issued by the trust, provided that certain conditions are satisfied. If these conditions are met, insurance company general accounts would be allowed to purchase certain classes of certificates which do not meet the requirements of any of the Exemptions solely because they
(1) are subordinated to other classes of certificates in the trust and/or (2)
have not received a rating at the time of the acquisition in one of the four highest rating categories from a nationally recognized statistical rating agency. All other conditions of one of the Exemptions would have to be satisfied in order for PTCE 95-60 to be available. Before purchasing such class of certificates, an insurance company general account seeking to rely on Sections I and III of PTCE 95-60 should itself confirm that all applicable conditions and other requirements have been satisfied.

     The Small Business Job Protection Act of 1996 added a new Section 401(c) to
ERISA, which provides certain exemptive relief from the provisions of Part 4 of
Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by the Code, for transactions involving an insurance company general account.
Pursuant to Section 401(c) of ERISA, the DOL has issued final regulations providing guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan assets. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998 or issued to
Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan assets. In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the offered certificates should consult with their legal counsel with respect to the applicability of Section 401(c) of ERISA.

CONSULTATION WITH COUNSEL

     Any Plan fiduciary which proposes to purchase offered certificates on behalf of or with assets of a Plan should consider its general fiduciary obligations under ERISA and should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of any prohibited transaction exemption in connection with any planned purchase.

TAX EXEMPT INVESTORS

     A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of
Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC
Residual Certificate held by a Plan will be considered unrelated business taxable income and thus will be subject to federal income tax. See "Certain
Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions".

                                LEGAL INVESTMENT

     If so specified in the related prospectus supplement, certain classes of the offered certificates will constitute "mortgage related securities" for purposes of SMMEA. Generally, the only classes of the offered certificates which will qualify as "mortgage related securities" will be those that (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a trust fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those offered certificates not qualifying as
"mortgage related securities" for purposes of SMMEA ("Non-SMMEA Certificates")
under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such

                                      102

offered certificates, may be subject to significant interpretive uncertainties.
Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Those Classes of offered certificates qualifying as "mortgage related securities" will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation, to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or before the
October 3, 1991 cutoff for those enactments, limiting to various extents the ability of certain entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, offered certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September
23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of offered certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in offered certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C.
Section 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the
OCC has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in
12 C.F.R. Section 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. Section 1.2(m)
to include certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part,
"mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors,"
no representation is made as to whether any of the offered certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The National Credit Union
Administration ("NCUA") has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities", other than stripped mortgage related securities (unless the credit union complies with the requirements of 12 C.F.R. Section 703.16(e) for investing in those securities), residual interests in mortgage related securities, and

                                      103

commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's "investment pilot program" under 12 C.F.R. Section 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions"
may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. Section 742.4(b)(2). The OTS has issued Thrift Bulletin
13a (December 1, 1998), "Management of Interest Rate Risk, Investment
Securities, and Derivatives Activities," and Thrift Bulletin 73a (December 18,
2001), "Investing in Complex Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

     All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment
Securities and End-User Derivatives Activities" of the Federal Financial
Institutions Examination Council, which has been adopted by the Board of
Governors of the Federal Reserve System, the Federal Deposit Insurance
Corporation, the OCC and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. That statement sets forth general guidelines which depository institutions must follow in managing risks (including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by those authorities before purchasing any offered certificates, as certain series or classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not
"interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

     Except as to the status of certain classes of offered certificates as
"mortgage related securities," no representations are made as to the proper characterization of the offered certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase offered certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the offered certificates) may adversely affect the liquidity of the offered certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates of any class or series constitute legal investments or are subject to investment, capital, or other restrictions and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates of any series will be applied by the depositor to the purchase of trust assets or will be used by the depositor to cover expenses related thereto. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of mortgage assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                             METHOD OF DISTRIBUTION

     The certificates offered hereby and by the related prospectus supplements will be offered in series through one or more of the methods described below.
The prospectus supplement prepared

                                      104

for each series will describe the method of offering being utilized for that series and will state the net proceeds to the depositor from such sale.

     The depositor intends that offered certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. Such methods are as follows:

     1.   By negotiated firm commitment or best efforts underwriting and public re-offering by underwriters, which may include Banc of America
          Securities LLC, an affiliate of the depositor;

     2.   By placements by the depositor with institutional investors through dealers; and

     3.   By direct placements by the depositor with institutional investors.

     In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the related mortgage assets that would comprise the trust fund for such certificates.

     If underwriters are used in a sale of any offered certificates (other than in connection with an underwriting on a best efforts basis), such certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the depositor whose identities and relationships to the depositor will be as set forth in the related prospectus supplement. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be set forth on the cover of the prospectus supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such prospectus supplement.

     In connection with the sale of offered certificates, underwriters may receive compensation from the depositor or from purchasers of the offered certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the offered certificates may be deemed to be underwriters in connection with such certificates, and any discounts or commissions received by them from the depositor and any profit on the resale of offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the depositor will indemnify the several underwriters and the underwriters will indemnify the depositor against certain civil liabilities, including liabilities under the Securities Act of
1933, as amended, or will contribute to payments required to be made in respect to such liabilities.

     The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the depositor and purchasers of offered certificates of such series.

     The depositor anticipates that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities
Act of 1933, as amended, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If and to the extent required by applicable law or regulation, this prospectus will be used by Banc of America Securities LLC in connection with offers and sales related to market-making

                                      105

transactions in offered certificates previously offered hereunder in transactions with respect to which Banc of America Securities LLC acts as principal. Banc of America Securities LLC may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.

                                  LEGAL MATTERS

     Certain legal matters relating to the certificates will be passed upon for the depositor by Cadwalader, Wickersham & Taft LLP. Certain legal matters relating to the certificates will be passed upon for the underwriter by the counsel described in the related prospectus supplement under "Legal Matters".
Certain federal income tax matters and other matters will be passed upon for the depositor by Cadwalader, Wickersham & Taft LLP.

                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of certificates, and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates. Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement. The depositor has determined that its financial statements will not be material to the offering of any offered certificates.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one rating agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any.
Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of Stripped Interest Certificates might, in extreme cases fail to recoup their initial investments. Furthermore, ratings on mortgage pass-through certificates do not address the price of such certificates or the suitability of such certificates to the investor.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                              AVAILABLE INFORMATION

     The depositor has filed with the Securities and Exchange Commission a
Registration Statement (of which this prospectus forms a part) under the
Securities Act of 1933, as amended, with respect to the offered certificates.
This prospectus and the prospectus supplement relating to each series of offered certificates contain summaries of the material terms of the documents referred to in this prospectus or in such prospectus supplement, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration
Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference
Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Midwest
Regional Offices located as follows: Citicorp Center, 500 West Madison Street,
Suite 1400, Chicago, Illinois 60661-2511. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The
SEC also maintains an internet site that contains reports, proxy and information statements, and other information that has been filed electronically with the
SEC. The Internet address is http://www.sec.gov.

                                      106

     No dealer, salesman, or other person has been authorized to give any information, or to make any representations, other than those contained in this prospectus or any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the depositor or any other person. Neither the delivery of this prospectus or any related prospectus supplement nor any sale made under this prospectus or any related prospectus supplement shall under any circumstances create an implication that there has been no change in the information in this prospectus since the date of this prospectus or in such prospectus supplement since the date of the prospectus supplement. This prospectus and any related prospectus supplement are not an offer to sell or a solicitation of an offer to buy any security in any jurisdiction in which it is unlawful to make such offer or solicitation.

     The master servicer, the trustee or another specified person will cause to be provided to registered holders of the offered certificates of each series periodic unaudited reports concerning the related trust fund. If beneficial interests in a class or series of offered certificates are being held and transferred in book-entry format through the facilities of The DTC as described in this prospectus, then unless otherwise provided in the related prospectus supplement, such reports will be sent on behalf of the related trust fund to a nominee of DTC as the registered holder of the offered certificates. Conveyance of notices and other communications by DTC to its participating organizations, and directly or indirectly through such participating organizations to the beneficial owners of the applicable offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the
Certificates--Reports to Certificateholders" and "--Book-Entry Registration and
Definitive Certificates".

     The depositor will file or cause to be filed with the Securities and
Exchange Commission such periodic reports with respect to each trust fund as are required under the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission. The depositor intends to make a written request to the staff of the Securities and Exchange Commission that the staff either (1) issue an order pursuant to Section 12(h) of the Securities
Exchange Act of 1934, as amended, exempting the depositor from certain reporting requirements under the Securities Exchange Act of 1934, as amended, with respect to each trust fund or (2) state that the staff will not recommend that the
Commission take enforcement action if the depositor fulfills its reporting obligations as described in its written request. If such request is granted, the depositor will file or cause to be filed with the Securities and Exchange
Commission as to each trust fund the periodic unaudited reports to holders of the offered certificates referenced in the preceding paragraph; however, because of the nature of the trust funds, it is unlikely that any significant additional information will be filed. In addition, because of the limited number of certificateholders expected for each series, the depositor anticipates that a significant portion of such reporting requirements will be permanently suspended following the first fiscal year for the related trust fund.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The depositor hereby incorporates by reference all documents and reports filed or caused to be filed by the depositor with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of
1934, as amended, prior to the termination of an offering of offered certificates evidencing interests in that trust fund. The depositor will provide or cause to be provided without charge to each person to whom this prospectus is delivered in connection with the offering of one or more classes of offered certificates, upon written or oral request of such person, a copy of any or all documents or reports incorporated in this prospectus by reference, in each case to the extent such documents or reports relate to one or more of such classes of such offered certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents).
Such requests to the depositor should be directed in writing to its principal executive offices at 214 North Tryon Street, Charlotte, North Carolina 28255, or
by telephone at (704) 386-8509.

                                      107

                                    GLOSSARY

     The following capitalized terms will have the respective meanings assigned to them in this "Glossary" section whenever they are used in this prospectus.

     "401(c) Regulations" means those regulations issued by the DOL which provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan assets.

     "Accrued Certificate Interest" means for each Distribution Date an amount equal to interest at the applicable pass-through rate accrued for a specified period (generally the most recently ended calendar month) on the outstanding
Certificate Balance of such class of certificates immediately prior to such
Distribution Date.

     "Accrual Certificates" means one or more classes of certificates that may not be entitled to distributions of interest until the occurrence of certain events, such as the retirement of one or more other classes of certificates.

     "ADA" means the Americans with Disabilities Act of 1990, as amended.

     "Available Distribution Amount" means unless otherwise provided in the related prospectus supplement for any series of certificates and any
Distribution Date the total of all payments or other collections (or advances in lieu of such collections and advances) on, under or in respect of the mortgage assets and any other assets included in the related trust fund that are available for distribution to the holders of certificates of such series on such date.

     "Bankruptcy Code" means the U.S. Bankruptcy Code.

     "CERCLA" means the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended.

     "Certificate Account" means for the trust fund one or more established and maintained on behalf of the certificateholders into which all payments and collections received or advanced with respect to the mortgage assets and other assets in the trust fund will be deposited to the extent described this prospectus and the related prospectus supplement.

     "Certificate Balance" means the initial stated principal amount of each individual class of certificates for a given series other than real estate mortgage investment conduit residual certificates or certain classes of stripped interest certificates.

     "Certificate Owner" means the actual purchaser of a book-entry certificate.

     "Closing Date" means date of the initial issuance of the certificates of a given series.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Property" means office buildings, retail stores and establishments, hotels or motels, nursing homes, hospitals or other health care-related facilities, recreational vehicle and mobile home parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial plants, parking lots, entertainment or sports arenas, restaurants, marinas, mixed use or various other types of income-producing properties or unimproved land comprising some or all of the mortgaged properties included in the trust fund.

     "Committee Report" means the Conference Committee Report accompanying the
Tax Reform Act of 1986.

     "Companion Class" means one or more classes of certificate where distributions of principal with respect to one or more other classes of certificates may be contingent on the specified principal payment schedule for a
Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the mortgage assets in the related trust fund are received.

     "Controlled Amortization Class" means one or more classes of certificates where distributions of principal may be made, subject to available funds, based on a specified principal payment schedule.

                                       108

     "CPR" means the constant prepayment rate model representing an assumed constant rate of prepayment each month (expressed as an annual percentage)
relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans.

     "Cut-off Date" means the specified date initial aggregate outstanding principal balance of the related mortgage assets as of a specified date.

     "Debt Service Coverage Ratio" means at any given time for a mortgage loan the ratio of--

     o    the Net Operating Income derived from the related mortgaged property for a twelve-month period to

     o    the annualized scheduled payments of principal and/or interest on the mortgage loan and any other loans senior to it that are secured by the related mortgaged property.

     "Determination Date" means the date upon which that all scheduled payments on the mortgage loans in the trust fund are received or advanced by the master servicer, special servicer or other specified person will be distributed to certificateholders of the related series on the next succeeding Distribution
Date.

     "Direct Participant" means the securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations that maintain accounts with DTC.

     "Distribution Date" means the date as described in the prospectus supplement upon which distributions on or with respect to the certificates will be made.

     "DOL" means the United States Department of Labor.

     "DTC" means The Depository Trust Company.

     "Due Date" means a specified date upon which scheduled payments of interest, principal or both are to be made under a mortgage loan and may occur monthly, quarterly, semi-annually or annually.

     "Due Period" means a specified time period (generally corresponding in length to the period between Distribution Dates).

     "Equity Participation" means a provision under a mortgage loan that entitles the lender to a share of appreciation of the related mortgaged property, or profits realized from the operation or disposition of such mortgaged property or the benefit, if any, resulting from the refinancing of the mortgage loan.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "Excess Funds" means in general that portion of the amounts distributable in respect of the certificates of any series on any Distribution Date that represent--

     o    interest received or advanced on the mortgage assets in the trust fund that is in excess of the interest currently accrued on the certificates of such series; or

     o    Prepayment Premiums, payments from Equity Participations or any other amounts received on the mortgage assets in the trust fund that do not constitute payments of interest or principal.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fannie Mae" means Federal National Mortgage Association.

     "Freddie Mac" means Federal Home Loan Mortgage Corporation.

     "Garn Act" means the Garn-St Germain Depository Institutions Act of 1982.

     "Ginnie Mae" means Governmental National Mortgage Association.

     "Grantor Trust Certificates" means certificates in a trust treated as a grantor trust under applicable provisions of the Code.

                                      109

     "Grantor Trust Fractional Interest Certificate" means a Grantor Trust
Certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related Grantor Trust Fund, together with interest at a pass-through rate.

     "Grantor Trust Fund" means that portion of the trust fund as to which no
REMIC election has been made.

     "Grantor Trust Strip Certificate" means a Grantor Trust Certificate representing ownership of all or a portion of the difference between interest paid on the mortgage loans constituting the related Grantor Trust Fund (net of normal administration fees) and interest paid to the holders of Grantor Trust
Fractional Interest Certificates issued with respect to such Grantor Trust Fund.

     "Indirect Participant" means those banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Direct
Participant, either directly or indirectly.

     "Insurance and Condemnation Proceeds" means proceeds applied to the restoration of a mortgaged property or released to the related borrower in connection with the full or partial condemnation of such mortgaged property.

     "IRS" means the Internal Revenue Service.

     "Issue Premium" means, in the case of a class of REMIC Regular Certificates issued at a price in excess of the stated redemption price of that class, the amount of such excess.

     "Liquidation Proceeds" means all proceeds received under any hazard, title or other insurance policy (other than Insurance and Condemnation Proceeds) and all other amounts received and retained in connection with the liquidation of defaulted mortgage loans or property acquired in respect of such defaulted mortgage loans, by foreclosure or otherwise.

     "Loan-to-Value Ratio" means for a mortgage loan the ratio (expressed as a percentage) of--

     o    the then outstanding principal balance of the mortgage loan and any other loans senior that are secured by the related mortgaged property to

     o    its fair market value as determined by an appraisal of such property conducted by or on behalf of the originator in connection with the origination of the mortgage loan.

     "Lock-out Period" means the period in which prepayments are prohibited under a mortgage loan.

     "MBS" means mortgage participations, pass-through certificates or other mortgage-backed securities that may comprise the assets of the trust fund.

     "MERS" means Mortgage Electronic Registration Systems, Inc.

     "Mortgage Asset Seller" means the entity from whom the depositor purchased a mortgage asset either directly or indirectly, included in the trust fund. The
Mortgage Asset Seller may or may not be the originator of the related mortgage loan or the issuer of the MBS and may be an affiliate of the depositor.

     "Mortgage Rate" means the rate at which a mortgage loan accrues interest which may be fixed over its term or that adjusts from time to time, converted at the borrower's election from an adjustable to a fixed rate, or from a fixed to an adjustable rate.

     "Multifamily Properties" means residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures comprising some or all of the mortgaged properties included in the trust fund.

     "Net Operating Income" means for any given period, the total operating revenues derived from a mortgaged property during such period, minus the total operating expenses incurred in respect of such mortgaged property during such period other than--

     o    noncash items such as depreciation and amortization;

     o    capital expenditures; and

                                      110

     o    debt service on the related mortgage loan or on any other loans that are secured by such mortgaged property.

     "NCUA" means the National Credit Union Administration.

     "Notional Amount" means the amount upon which a Stripped Interest
Certificate is calculated to accrue interest which is either--

     o    based on the principal balances of some or all of the mortgage assets in the related trust fund; or

     o    equal to the Certificate Balances of one or more other classes of certificates of the same series.

     "OCC" means the Office of the Comptroller of the Currency.

     "OID Regulations" means the Treasury Department regulations issued under
Sections 1271-1273 and 1275 of the Code.

     "OTS" means the Office of Thrift Supervision.

     "Parties in Interest" means "parties in interest" as defined in ERISA and
"disqualified person" as defined in Section 4975 of the Code.

     "Percentage Interest" means the undivided percentage interest represented by an offered certificate of a particular class which will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such certificate by the initial Certificate Balance or Notional Amount of such class.

     "Permitted Investments" means government securities and other obligations that are acceptable to each rating agency that has rated any one or more classes of certificates of the related series into which funds from the Certificate
Account may be invested.

     "Plan" means retirement plans, and on certain other employee benefit plans and arrangements, including individual retirement accounts, individual retirement annuities, Keogh plans and collective investment funds and separate accounts (and as applicable, insurance company general accounts) in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code.

     "Plan Asset Regulations" means Section 2510.3-101 of the regulations issued by the DOL, concerning what constitutes assets of a Plan.

     "Pooling and Servicing Agreement" means pooling and servicing agreement or other agreement specified in the related prospectus supplement pursuant to which certificates of each series will be issued.

     "Prepayment Assumption" means the prepayment assumption used in reporting original issue discount for each series of REMIC Regular Certificates or, if applicable, Grantor Trust Certificates, as disclosed in the related prospectus supplement.

     "Prepayment Interest Shortfall" means the result when a prepayment on any mortgage loan is distributable to certificateholders on a particular
Distribution Date, but such prepayment is not accompanied by interest thereon to the Due Date for such mortgage loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less than the corresponding amount of interest accrued and otherwise payable on the certificates of the related series.

     "Prepayment Premium" means the payment of any premium or yield maintenance charge in connection with certain prepayments under a mortgage loan.

     "PTCE 95-60" means Prohibited Transaction Class Exemption 95-60.

     "Purchase Price" means the price as specified in the prospectus supplement at which a Mortgage Asset Seller will be required to repurchase a mortgage loan under the conditions set forth in the prospectus supplement.

                                      111

     "Record Date" means last business day of the month preceding the month in which the applicable Distribution Date occurs.

     "Relief Act" means the Servicemembers Relief Act.

     "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the REMIC Provisions of the Code.

     "REMIC Certificates" means certificates representing interests in a trust fund, or a portion of the trust fund, that the REMIC administrator will elect to have treated as REMIC.

     "REMIC Provisions" means Sections 860A through 860G of the Code.

     "REMIC Regular Certificates" means certificates evidencing or constituting ownership of "regular interests" in the trust fund or a designated portion of the trust under the REMIC Provisions.

     "REMIC Regulations" means the Treasury Department regulations issued under the REMIC Provisions.

     "REMIC Residual Certificateholder" means the holder of a REMIC Residual
Certificate.

     "REMIC Residual Certificates" means certificates evidencing or constituting ownership of "residual interests" in the trust or a designated portion of the trust under the REMIC Provisions.

     "REO Properties" means mortgaged properties acquired on behalf of the trust fund through foreclosure, deed-in-lieu of foreclosure or otherwise.

     "RICO" means the Racketeer Influenced and Corrupt Organizations statute.

     "Senior Certificates" means certificates in a given series that are senior to one or more other classes of certificates in entitlement to certain distributions;

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

     "SPA" means the standard prepayment assumption representing an assumed variable rate of prepayment each month (expressed as an annual percentage)
relative to the then outstanding principal balance of a pool of mortgage loans.

     "Stripped Interest Certificate" means those certificates entitled to distributions of interest, with disproportionate, nominal or no distributions of principal.

     "Stripped Principal Certificate" means entitled to distributions of principal, with disproportionate, nominal or no distributions of interest;

     "Subordinate Certificates" means certificates in a given series that are subordinate to one or more other classes of certificates in entitlement to certain distributions;

     "Tiered REMIC" means designated portions of the trust fund treated as two or more REMICs.

     "Treasury Department" means the United States Treasury Department.

     "UCC" means for any jurisdiction the Uniform Commercial Code as in effect in that jurisdiction.

     "U.S. Person" means--

     o    a citizen or resident of the United States;

     o    a corporation or partnership created or organized in, or under the laws of, the United States, any state or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes;

     o    an estate whose income is subject to United States federal income tax purposes regardless of the source of its income; or

     o    a trust as to which--

          1.   a court in the United States is able to exercise primary
               supervision over the administration of the trust, and

                                      112

          2.   one or more United States persons have the authority to control all substantial decisions of the trust.

     In addition, to the extent provided in the Treasury Department regulations, a trust will be a U.S. Person if it was in existence on August 20, 1996 and it elected to be treated as a U.S. Person.

     "Voting Rights" means the voting rights evidenced by each series of certificates.

     "Warranting Party" means a party that makes certain representations and warranties regarding the mortgage loans.

                                       113

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                         NOTES CONCERNING INFORMATION
                           PRESENTED IN THE ATTACHED
                               COMPUTER DISKETTE

This diskette contains a spreadsheet file that can be put on a user-specified hard drive or network drive. The file is "BACM 2005_6.xls". The file "BACM
2005_6.xls" is a Microsoft Excel(1) spreadsheet. The file provides, in electronic format, certain loan level information shown in ANNEXES A1 and B of the Prospectus Supplement.

Open the file as you would normally open any spreadsheet in Microsoft Excel.
After the file is opened, a securities law legend will be displayed. READ THE
LEGEND CAREFULLY. To view data in ANNEXES A1 and B, "click" on the worksheet labeled "ANNEX A1" or "ANNEX B", as applicable.
----------
(1)   Microsoft Excel is a registered trademark of Microsoft Corporation.

===============================================================================

WE ARE NOT OFFERING THE CERTIFICATES IN ANY STATE WHERE THE OFFER IS NOT
PERMITTED. DEALERS WILL DELIVER A PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING
PROSPECTUS WHEN ACTING AS UNDERWRITERS OF THE CERTIFICATES AND WITH RESPECT TO
THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS. IN ADDITION, ALL DEALERS SELLING THE
CERTIFICATES WILL DELIVER A PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING
PROSPECTUS UNTIL MARCH [  ], 2006.

                    ----------------------------------------

                                                                PAGE
                                                               ------

                             PROSPECTUS SUPPLEMENT
Table of Contents ............................................    S-3
Important Notice About Information Presented in this Free

ANNEX A1 .....................................................   A1-1
ANNEX A2 .....................................................   A2-1

                                     PROSPECTUS

===============================================================================

===============================================================================

                                 $2,543,341,000
                                 (APPROXIMATE)

                                BANC OF AMERICA
                           COMMERCIAL MORTGAGE INC.
                                   DEPOSITOR

                  CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-SB,
                    CLASS A-4, CLASS A-M, CLASS A-J, CLASS B,
                      CLASS C, CLASS D, CLASS E AND CLASS F

                                BANC OF AMERICA
                           COMMERCIAL MORTGAGE INC.
                              COMMERCIAL MORTGAGE
                          PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-6

         ------------------------------------------------------------
                            FREE WRITING PROSPECTUS
         ------------------------------------------------------------

                        BANC OF AMERICA SECURITIES LLC

                            BEAR, STEARNS & CO. INC.

                             BARCLAYS CAPITAL INC.

                           DEUTSCHE BANK SECURITIES

                                MORGAN STANLEY

                              DECEMBER [ ], 2005

===============================================================================

                                  BACM 2005-6

                                [SPINE LANGUAGE]